Registration No. 33-65339

811-07463

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 10

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 20

THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES
(Exact name of Registrant)

THE TRAVELERS LIFE AND ANNUITY COMPANY
(Name of Depositor)

One Cityplace, Hartford, Connecticut 06103-3415
(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including area code: (860) 308-1000

ERNEST J. WRIGHT
Secretary
The Travelers Life and Annuity Company
One Cityplace
Hartford, Connecticut 06103-3415
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box):

[ ]	immediately upon filing pursuant to paragraph (b) of Rule 485.

[ X ]	on May 1, 2003 pursuant to paragraph (b) of Rule 485.

[ ]	__ days after filing pursuant to paragraph (a)(1) of Rule 485.

[ ]	on ___________ pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

[ N/A ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A

Information Required in a Prospectus

Travelers Portfolio Architect Annuity Prospectus:
The Travelers Fund ABD For Variable Annuities
The Travelers Fund ABD II For Variable Annuities

This prospectus describes Travelers Portfolio Architect Annuity, a flexible premium deferred variable annuity contract (the “Contract”) issued by The Travelers Insurance Company or The Travelers Life and Annuity Company. Refer to the first page of your Contract for the name of your issuing company. The Contract is available in connection with certain retirement plans that qualify for special federal income tax treatment (“Qualified Contracts”) as well as those that do not qualify for such treatment (“Nonqualified Contracts”). We may issue it as an individual contract or as a group contract. When we issue a group contract, you will receive a certificate summarizing the Contract’s provisions. For convenience, we refer to Contracts and certificates as “Contracts.” You can choose to have your premium (“Purchase Payments”) accumulate on a variable and/or, subject to availability, fixed basis in one of our funding options. You r Contract Value before the Maturity
Date and the amount of monthly income afterwards will vary daily to reflect the investment experience of the Variable
Funding Options you select. You bear the investment risk of investing in the Variable Funding Options. The Variable Funding Options are:

Capital Appreciation Fund	Putnam Variable Trust
Money Market Portfolio (Travelers)	Putnam VT International Equity Fund — Class IB Shares(3)
AllianceBernstein Variable Product Series Fund, Inc.	Putnam VT Small Cap Value Fund — Class IB Shares
AllianceBernstein Premier Growth Portfolio — Class B(1)	Salomon Brothers Variable Series Funds Inc.
American Funds Insurance Series	All Cap Fund — Class I(4)
Growth-Income Fund — Class 2 Shares	Investors Fund — Class I
Delaware VIP Trust	Large Cap Growth Fund — Class I
Delaware VIP REIT Series — Standard Class	Small Cap Growth Fund — Class I
Dreyfus Variable Investment Fund	The Travelers Series Trust
Dreyfus Variable Investment Fund — Appreciation Portfolio —	Convertible Securities Portfolio
Initial Shares	Disciplined Mid Cap Stock Portfolio
Dreyfus Variable Investment Fund — Developing Leaders	Equity Income Portfolio
Portfolio — Initial Shares(2)	Federated High Yield Portfolio
Franklin Templeton Variable Insurance Products Trust	Federated Stock Portfolio
Mutual Shares Securities Fund — Class 2 Shares	Large Cap Portfolio
Templeton Growth Securities Fund — Class 2 Shares	Lazard International Stock Portfolio
Greenwich Street Series Fund	MFS Emerging Growth Portfolio
Equity Index Portfolio — Class II Shares	MFS Mid Cap Growth Portfolio
Salomon Brothers Variable Emerging Growth Fund —	MFS Research Portfolio
Class I Shares	Travelers Quality Bond Portfolio
Salomon Brothers Variable Growth & Income Fund —	Travelers Series Fund Inc.
Class I Shares	AIM Capital Appreciation Portfolio
Janus Aspen Series	Alliance Growth Portfolio
Balanced Portfolio — Service Shares	MFS Total Return Portfolio
Global Life Sciences Portfolio — Service Shares	Van Kampen Life Investment Trust
Global Technology Portfolio — Service Shares	Comstock Portfolio Class II Shares
Worldwide Growth Portfolio — Service Shares	Enterprise Portfolio Class II Shares
Lord Abbett Series Fund, Inc.	Variable Insurance Products Fund II
Growth and Income Portfolio	Contrafund® Portfolio — Service Class 2
Mid-Cap Value Portfolio	Variable Insurance Products Fund III
PIMCO Variable Insurance Trust	Dynamic Capital Appreciation Portfolio — Service Class 2
Real Return Portfolio — Administrative Class	Mid Cap Portfolio — Service Class 2
Total Return Portfolio — Administrative Class

______________

(1)	Formerly Premier Growth Portfolio — Class B	(3)	Formerly Putnam VT International Growth Fund — Class IB Shares
(2)	Formerly Small Cap Portfolio — Initial Shares	(4)	Formerly Capital Fund — Class I

The Contract, certain contract features and/or some of the funding options may not be available in all states. This prospectus provides the information that you should know before investing in the Contract. You can receive additional information about your Contract by requesting a copy of the Statement of Additional Information (“SAI”) dated May 1, 2003. We filed the SAI with the Securities and Exchange Commission (“SEC”), and it is incorporated by reference into this prospectus. To request a copy, write to The Travelers Insurance Company, Annuity Investor Services, One Cityplace, Hartford, Connecticut 06103-3415, call 1-800-842-9368 or access the SEC’s website (http://www.sec.gov). See Appendix D for the SAI’s table of contents.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Variable annuity contracts are not deposits of any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Prospectus dated May 1, 2003

Glossary	3	Fixed Annuity	35
Summary	5	Payment Options	36
Fee Table	8	Election of Options	36
Condensed Financial Information	16	Annuity Options	36
The Annuity Contract	16	Income Options	36
Contract Owner Inquiries	16	Variable Liquidity Benefit	37
Purchase Payments	16	Miscellaneous Contract Provisions	37
Accumulation Units	16	Right to Return	37
The Variable Funding Options	17	Termination	37
The Fixed Account	22	Required Reports	38
Charges and Deductions	22	Suspension of Payments.	38
General	22	The Separate Accounts	38
Withdrawal Charge	23	Performance Information	38
Free Withdrawal Allowance	23	Federal Tax Considerations	39
Administrative Charges	23	Non-Resident Aliens	39
Mortality and Expense Risk Charge	24	General Taxation of Annuities.	39
Variable Liquidity Benefit Charge	24	Types of Contracts: Qualified or
E.S.P. Charge	24	Nonqualified	40
GMWB Charge	24	Nonqualified Annuity Contracts	40
Variable Funding Option Expenses	24	Puerto Rico Tax Considerations	40
Premium Tax	24	Qualified Annuity Contracts	41
Changes in Taxes Based Upon		Penalty Tax for Premature Distributions	41
Premium or Value	24	Diversification Requirements for Variable
Transfers	25	Annuities	41
Dollar Cost Averaging	25	Ownership of the Investments	41
Access to Your Money	26	Mandatory Distributions for Qualified Plans	41
Guaranteed Minimum Withdrawal Benefit	27	Taxation of Death Benefit Proceeds	42
Systematic Withdrawals	28	Other Information	42
Loans	29	The Insurance Companies	42
Ownership Provisions	29	Financial Statements	42
Types of Ownership	29	Distribution of Variable Annuity Contracts	42
Contract Owner	29	Conformity with State and Federal Laws	42
Beneficiary	29	Voting Rights	43
Annuitant	29	Legal Proceedings and Opinions	43
Contingent Annuitant	29	Appendix A: Condensed Financial
Death Benefit	30	Information for The Travelers
Death Proceeds Before the Maturity Date	30	Fund ABD for Variable Annuities	A-1
Enhanced Stepped-Up Provision (“E.S.P.”)	30	Appendix B: Condensed Financial
Payment of Proceeds	31	Information for The Travelers
Spousal Contract Continuance	33	Fund ABD II for Variable Annuities	B-1
Beneficiary Contract Continuance	33	Appendix C: The Fixed Account	C-1
Planned Death Benefit	34	Appendix D: Contents of the Statement of
Death Proceeds After the Maturity Date	34	Additional Information	D-1
The Annuity Period	34
Maturity Date	34
Allocation of Annuity	35
Variable Annuity	35

Glossary

Accumulation Unit — an accounting unit of measure used to calculate the value of this Contract before Annuity Payments begin.

Annuitant — the person on whose life the Maturity Date and Annuity Payments depend.

Annuity Payments — a series of periodic payments (a) for life; (b) for life with a minimum number of payments; (c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor; or (d) for a fixed period.

Annuity Unit — an accounting unit of measure used to calculate the amount of Annuity Payments.

Cash Surrender Value — the Contract Value less any withdrawal charge and premium tax not previously deducted.

Code — the Internal Revenue Code of 1986, as amended, and all related laws and regulations that are in effect during the term of this Contract.

Contingent Annuitant — the individual who becomes the Annuitant when the Annuitant who is not the owner dies prior to the Maturity Date.

Contract Date — the date on which the Contract is issued.

Contract Owner (you) — the person named in the Contract (on the specifications page) as the owner of the Contract.

Contract Value — Purchase Payments, plus or minus any investment experience on the amounts allocated to the variable funds or interest on amounts allocated to the Fixed Account, adjusted by any applicable charges and withdrawals.

Contract Years — twelve month periods beginning with the Contract Date.

Death Report Date — the day on which we have received 1) Due Proof of Death and 2) written payment instructions or election of spousal or beneficiary contract continuation.

Due Proof of Death — (i) a copy of a certified death certificate; (ii) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; (iii) a written statement by a medical doctor who attended the deceased; or (iv) any other proof satisfactory to us.

Fixed Account — an account that consists of all of the assets under this Contract other than those in the Separate Account.

Home Office — the Home Office of The Travelers Insurance Company or The Travelers Life and Annuity Company or any other office that we may designate for the purpose of administering this Contract.

Maturity Date — the date on which the Annuity Payments are to begin.

Payment Option — an annuity or income option elected under your Contract.

Purchase Payment — any premium paid by you to initiate or supplement this Contract.

Qualified Contract — a contract used in a retirement plan or program that is intended to qualify under Sections 401, 403, 408, or 414(d) of the Code.

Separate Account — a segregated account registered with the Securities and Exchange Commission (“SEC”), the assets of which are invested solely in the Variable Funding Options. The assets of the Separate Account are held exclusively for the benefit of Contract Owners.

Subaccount — that portion of the assets of a Separate Account that is allocated to a particular Variable Funding Option.

Underlying Fund — a portfolio of an open-end management investment company that is registered with the SEC in which the Subaccounts invest.

Valuation Date — a date on which a Subaccount is valued.

Valuation Period — the period between successive valuations.

Variable Funding Option — an investment option that, through a Subaccount of the Separate Account, invests in an Underlying Fund.

We, us, our — The Travelers Insurance Company or The Travelers Life and Annuity Company.

Written Request — written information sent to us in a form and content satisfactory to us and received at our Home Office.

You, your — the Contract Owner.

Summary:
Travelers Portfolio Architect Annuity

This summary details some of the more important points that you should know and consider before purchasing the Contract. Please read the entire prospectus carefully.

What company will issue my Contract? Your issuing company is either The Travelers Insurance Company or The Travelers Life and Annuity Company, (“the Company,” “We” or “Us”). Refer to your Contract for the name of your issuing company. Each company sponsors its own segregated asset account (“Separate Account”). The Travelers Insurance Company sponsors the Travelers Fund ABD for Variable Annuities (“Fund ABD”); The Travelers Life and Annuity Company sponsors the Travelers Fund ABD II for Variable Annuities (“Fund ABD II”). When we refer to the Separate Account, we are referring to either Fund ABD or Fund ABD II, depending upon your issuing Company.

You may only purchase a Contract in states where the Contract has been approved for sale. The Contract may not currently be available for sale in all states.

Can you give me a general description of the Contract? We designed the Contract for retirement savings or other long-term investment purposes. The Contract provides a death benefit as well as guaranteed payout options. You direct your payment(s) to one or more of the Variable Funding Options and/or to the Fixed Account that is part of our general account (the “Fixed Account”). We guarantee money directed to the Fixed Account as to principal and interest. The Variable Funding Options are designed to produce a higher rate of return than the Fixed Account; however, this is not guaranteed. You can also lose money in the Variable Funding Options.

The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the payout phase (annuity period). During the accumulation phase generally, under a Qualified Contract, your pre-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal, presumably when you are in a lower tax bracket. During the accumulation phase, under a Nonqualified Contract, earnings on your after-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The payout phase occurs when you begin receiving payments from your Contract. The amount of money you accumulate in your Contract determines the amount of income (“Annuity Payments”) you receive during the payout phase.

During the payout phase, you may choose one of a number of annuity options. You may receive income payments from the Variable Funding Options and/or the Fixed Account. If you elect variable income payments, the dollar amount of your payments may increase or decrease. Once you choose one of the annuity options or income options and begin to receive payments, it cannot be changed.

Who should purchase this Contract? The Contract is currently available for use in connection with (1) individual nonqualified purchases; (2) rollovers from Individual Retirement Annuities (IRAs); (3) rollovers from other qualified retirement plans and (4) beneficiary-directed transfers of death proceeds from another contract. Qualified contracts include contracts qualifying under Section 401(a), 403(b), or 408(b) of the Internal Revenue Code of 1986, as amended. Purchase of this Contract through a tax qualified retirement plan (“Plan”) does not provide any additional tax deferral benefits beyond those provided by the Plan. Accordingly, if you are purchasing this Contract through a Plan, you should consider purchasing this Contract for its Death Benefit, Annuity Option Benefits, and other non-tax-related benefits.

You may purchase the Contract with an initial payment of at least $5000. You may make additional payments of at least $500 at any time during the accumulation phase. No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death proceeds.

Can I exchange my current annuity contract for this Contract? The Code generally permits you to exchange one annuity contract for another in a “tax-free exchange.” Therefore, you can transfer the proceeds from another annuity contract to purchase this Contract. Before making an exchange to acquire this Contract, you should carefully compare this Contract to your current contract. You may have to pay a surrender charge under your current contract to exchange it for this Contract, and this Contract has its own surrender charges that would apply to you. The other fees and charges under this Contract may be higher or lower and the benefits may be different than those of your current contract. In addition, you may have to pay federal income or penalty taxes on the exchange if it does not qualify for tax-free treatment. You should not exchange another contract for this Contract unless you determine, after evaluating all the facts, the exchange is in your best interests. Remember that the person selling you the Contract generally will earn a commission on the sale.

Is there a right to return period? If you cancel the Contract within twenty days after you receive it, you will receive a full refund of your Contract Value plus any Contract charges and premium taxes you paid (but not fees and charges assessed by the Underlying Funds). Where state law requires a different right to return period, or the return of Purchase Payments, the Company will comply. You bear the investment risk on the Purchase Payment allocated to a Variable Funding Option during the right to return period; therefore, the Contract Value we return may be greater or less than your Purchase Payment.

If you purchased your Contract as an Individual Retirement Annuity, and you return it within the first seven days after delivery, or longer if your state law permits, we will refund your full Purchase Payment. During the remainder of the right to return period, we will refund your Contract Value (including charges we assessed). We will determine your Contract Value at the close of business on the day we receive a Written Request for a refund.

Can you give a general description of the Variable Funding Options and how they operate? The Variable Funding Options represent Subaccounts of The Separate Account. At your direction, the Separate Account, through its Subaccounts, uses your Purchase Payments to purchase units of one or more of the Underlying Funds that holds securities consistent with its own investment policy. Depending on market conditions, you may make or lose money in any of these Variable Funding Options.

You can transfer among the Variable Funding Options as frequently as you wish without any current tax implications. Currently there is no limit to the number of transfers allowed. We may, in the future, limit the number of transfers allowed. At a minimum, we would always allow one transfer every six months. We reserve the right to restrict transfers that we determine will disadvantage other Contract Owners. You may transfer between the Fixed Account and the Variable Funding Options twice a year (during the 30 days after the six-month Contract Date anniversary), provided the amount is not greater than 15% of the Fixed Account value on that date.

What expenses will be assessed under the Contract? The Contract has insurance features and investment features, and there are costs related to each. We deduct an administrative expense charge and a mortality and expense risk (“M&E”) charge daily from amounts you allocate to the Separate Account. We deduct the administrative expense charge at an annual rate of 0.15% and deduct the M&E at an annual rate of 1.25. For Contracts with a value of less than $40,000, we also deduct an annual contract administrative charge of $30. Each Underlying Fund also charges for management costs and other expenses.

We will apply a withdrawal charge to withdrawals from the Contract, and will calculate it as a percentage of the Purchase Payments. The maximum percentage is 6%, decreasing to 0% in years eight and later.

If you select the Enhanced Stepped-Up Provision (“E.S.P.”), an additional 0.20% annually will be deducted from amounts in the Variable Funding Options. This provision is not available to a customer when either the Annuitant or owner is age 76 or older on the rider effective date.

If you select the Guaranteed Minimum Withdrawal Benefit (“GMWB”), a maximum of 1.00% annually will be deducted from amounts in the Variable Funding Options. The current charge is 0.40%.

If the Variable Liquidity Benefit is selected, there is a maximum surrender charge of 6% of the amounts withdrawn.( Please refer to The Annuity Period for a description of this benefit.)

How will my Purchase Payments and withdrawals be taxed? Generally, the payments you make to a qualified Contract during the accumulation phase are made with before-tax dollars. Generally, you will be taxed on your Purchase Payments and on any earnings when you make a withdrawal or begin receiving Annuity Payments. Under a Nonqualified Contract, payments to the Contract are made with after-tax dollars, and earnings will generally accumulate tax-deferred. You will be taxed on these earnings when they are withdrawn from the Contract. If you are younger than 591/2 when you take money out, you may be charged a 10% federal penalty tax on the amount withdrawn.

For owners of Qualified Contracts, if you reach a certain age, you may be required by federal tax laws to begin receiving payments from your annuity or risk paying a penalty tax. In those cases, we can calculate and pay you the minimum required distribution amounts.

How may I access my money? You can take withdrawals any time during the accumulation phase. Withdrawal charges may apply, as well as income taxes, and/or a penalty tax on amounts withdrawn.

What is the death benefit under the Contract? You may choose to purchase the Standard or Enhanced Death Benefit. The death benefit applies upon the first death of the Contract Owner, joint owner, or Annuitant. Assuming you are the Annuitant, the death benefit is as follows: If you die before the Contract is in the payout phase, the person you have chosen as your beneficiary will receive a death benefit. You may also choose to purchase the Enhanced Stepped-Up Provision, which, for a fee, may increase the amount of the death benefit. We calculate the death benefit value at the close of the business day on which our Home Office receives (1) Due Proof of Death and (2) written payment instructions or the election of spousal contract continuance or beneficiary contract continuance. Please refer to the Death Benefit section in the prospectus for more details.

Where may I find out more about Accumulation Unit values? The Condensed Financial Information in Appendix A or Appendix B to this prospectus provides more information about Accumulation Unit values.

Are there any additional features? This Contract has other features you may be interested in. These include:

    Dollar Cost Averaging. This is a program that allows you to invest a fixed amount of money in Variable Funding Options each month, theoretically giving you a lower average cost per unit over time than a single one-time purchase. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.
    Systematic Withdrawal Option. Before the Maturity Date, you can arrange to have money sent to you at set intervals throughout the year. Of course, any applicable income and penalty taxes will apply on amounts withdrawn. Withdrawals in excess of the annual free withdrawal allowance may be subject to a withdrawal charge.
    Automatic Rebalancing. You may elect to have the Company periodically reallocate the values in your Contract to match the rebalancing allocation selected.
    Enhanced Stepped-Up Provision (“E.S.P.”). For an additional charge, the total death benefit payable may be increased based on the earnings in your Contract
    Spousal Contract Continuance (subject to availability). If your spouse is named as an owner and/or beneficiary, and you die prior to the Maturity Date, your spouse may elect to continue the Contract as owner rather than have the death benefit paid to the beneficiary. This feature applies to a spousal joint Contract Owner and/or beneficiary only.
    Beneficiary Contract Continuance (not permitted for non-natural beneficiaries). If you die before the Maturity Date, and if the value of any beneficiary’s portion of the death benefit is between $20,000 and $1,000,000 as of the date of your death, that beneficiary(s) may elect to continue his/her portion of the Contract rather than have the death benefit paid to the beneficiary.
    Guaranteed Minimum Withdrawal Benefit (“Principal Guarantee”). For an additional charge, we will guarantee the periodic return of your Purchase Payments. Under this benefit, we will pay you either 5% or 10% of your Purchase Payments, depending on when you elect to begin receiving payments, every year until your Purchase Payment has been returned in full.

FEE TABLE

The purpose of this Fee Table is to assist Contract Owners in understanding the various costs and expenses that you will bear, directly or indirectly, if you purchase this Contract. (See Charges and Deductions in this prospectus for additional information.( Expenses shown do not include premium taxes, which may be applicable. Each Variable Funding Option purchases shares of the Underlying Fund at net asset value. The net asset value already reflects the deduction of each Underlying Fund’s Total Operating Expenses as shown in the table below; therefore, you are indirectly bearing the costs of Underlying Fund expenses.

We receive payments or offsets from some of the Underlying Funds, their affiliates or service providers for providing administrative or other services for a fund. These payments vary in amount and currently we receive payments at an annual rate of up to 0.50% of the average net amount invested in an Underlying Fund on behalf of the Separate Accounts. These payments by the funds do not result in any charge to you in addition to the Total Annual Operating Expenses disclosed below for each fund.

Transaction Expenses

  Withdrawal Charge

  (as a percentage of the Purchase Payments withdrawn)

Years Since Purchase Payment Made		Withdrawal Charge

Greater than or Equal To	But less than

0 years	2 years	6%
2 years	4 years	5%
4 years	5 years	4%
5 years	6 years	3%
6 years	7 years	2%
7+ years		0%

Contract Administrative Charges

Annual Contract Administrative Charge	$30
(waived if Contract Value is $40,000 or more)

Annual Separate Account Charges:

(as a percentage of the average daily net assets of the Separate Account)

We will assess a maximum mortality and expense risk charge (“M & E”) of 1.25% and a maximum administrative expense charge of 0.15% on all contracts. In addition, there is a 0.20% charge for E.S.P., and a maximum charge of 1.00% for the Guaranteed Minimum Withdrawal Benefit (“GMWB”), both optional features. Below is a summary of all charges that may apply, depending on the optional features you select:

Mortality and Expense Risk Charge	1.25%
Administrative Expense Charge	0.15%
Total with No Optional Features Selected	1.40%
Total with E.S.P. only selected	1.60%
Total with GMWB only selected	2.40%
Total with E.S.P. and GMWB selected	2.60%

Variable Funding Option Expenses:

The first table below shows the minimum and maximum fees and expenses charged by any of the Funds as of December 31, 2002. The second table shows each Fund’s fees and expenses as of December 31, 2002. This information was provided by the Funds and we have not independently verified it. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

Minimum and Maximum Total Annual Fund Operating Expenses as of December 31, 2002

	Minimum (before reimbursement)	Maximum (before reimbursement)

Total Annual Fund Operating Expenses	0.42%	10.76%

Fund Fees and Expenses as of December 31, 2002 (unless otherwise indicated)

(as a percentage of the daily net assets of the funding option)

Funding Options:	Management Fee (before expense reimbursement)	Distribution and/or Service Fees (12b-1)	Other Expenses (before expense reimbursement)	Total Annual Operating Expenses (before expense reimbursement)#

Capital Appreciation Fund	0.81%	—	0.03%	0.84%(14)
Money Market Portfolio	0.38%	—	0.04%	0.42%(1)
AIM Variable Insurance Funds, Inc.
AIM V.I. Premier Equity Fund — Series I†	0.61%	—	0.24%	0.85%
AllianceBernstein Variable Product Series Fund, Inc.
AllianceBernstein Premier Growth Portfolio — Class B*	1.00%	0.25%	0.06%	1.31%
American Funds Insurance Series
Growth-Income Fund — Class 2 Shares*	0.34%	0.25%	0.01%	0.60%
Credit Suisse Trust
Emerging Markets Portfolio†	1.25%	—	0.64%	1.89%(2)
Delaware VIP Trust
Delaware VIP REIT Series — Standard Class	0.75%	—	0.09%	0.84%(3)
Dreyfus Variable Investment Fund
Dreyfus Variable Investment Fund — Appreciation Portfolio — Initial Shares	0.75%	—	0.03%	0.78%
Dreyfus Variable Investment Fund — Developing Leaders Portfolio — Initial Shares	0.75%	—	0.06%	0.81%
Franklin Templeton Variable Insurance Products Trust
Mutual Shares Securities Fund — Class 2 Shares*	0.60%	0.25%	0.21%	1.06%(4)
Templeton Growth Securities Fund — Class 2 Shares*	0.81%	0.25%	0.06%	1.12%(5)

Funding Options:	Management Fee (before expense reimbursement)	Distribution and/or Service Fees (12b-1)	Other Expenses (before expense reimbursement)	Total Annual Operating Expenses (before expense reimbursement)#

Greenwich Street Series Fund
Equity Index Portfolio — Class II Shares*	0.31%	0.25%	0.05%	0.61%(6)
Salomon Brothers Variable Emerging Growth Fund — Class I Shares	0.95%	—	0.61%	1.56%(16)
Salomon Brothers Variable Growth & Income Fund — Class I Shares	0.65%	—	0.71%	1.36%(16)
Janus Aspen Series
Balanced Portfolio — Service Shares*	0.65%	0.25%	0.02%	0.92%(7)
Global Life Sciences Portfolio — Service Shares*	0.65%	0.25%	0.22%	1.12%(7)
Global Technology Portfolio — Service Shares*	0.65%	0.25%	0.07%	0.97%(7)
Worldwide Growth Portfolio — Service Shares*	0.65%	0.25%	0.05%	0.95%(7)
Lord Abbett Series Fund, Inc.
Growth and Income Portfolio	0.50%	—	0.46%	0.96%(8)
Mid-Cap Value Portfolio	0.75%	—	0.40%	1.15%(8)
PIMCO Variable Insurance Trust
Real Return Portfolio — Administrative Class	0.25%	—	0.42%	0.67%(9)
Total Return Portfolio — Administrative Class	0.25%	—	0.41%	0.66%(10)
Putnam Variable Trust
Putnam VT Discovery Growth Fund — Class IB Shares*†	0.70%	0.25%	0.86%	1.81%
Putnam VT International Equity Fund — Class IB Shares*	0.77%	0.25%	0.22%	1.24%
Putnam VT Small Cap Value Fund — Class IB Shares*	0.80%	0.25%	0.12%	1.17%
Salomon Brothers Variable Series Funds Inc.
All Cap Fund — Class I	0.85%	—	0.12%	0.97%
Investors Fund — Class I	0.70%	—	0.11%	0.81%(11)
Large Cap Growth Fund — Class I	0.75%	—	10.01%	10.76%(12)
Small Cap Growth Fund — Class I	0.75%	—	0.55%	1.30%
The Travelers Series Trust
Convertible Securities Portfolio	0.66%	—	0.15%	0.81%(14)
Disciplined Mid Cap Stock Portfolio	0.76%	—	0.09%	0.85%(14)
Equity Income Portfolio	0.75%	—	0.09%	0.84%(13)
Federated High Yield Portfolio	0.71%	—	0.18%	0.89%(14)
Federated Stock Portfolio	0.69%	—	0.15%	0.84%(14)
Large Cap Portfolio	0.75%	—	0.10%	0.85%(15)
Lazard International Stock Portfolio	0.89%	—	0.17%	1.06%(16)
MFS Emerging Growth Portfolio	0.81%	—	0.08%	0.89%(14)

Funding Options:	Management Fee (before expense reimbursement)	Distribution and/or Service Fees (12b-1)	Other Expenses (before expense reimbursement)	Total Annual Operating Expenses (before expense reimbursement)#

MFS Mid Cap Growth Portfolio	0.86%	—	0.07%	0.93%(12)
MFS Research Portfolio	0.86%	—	0.08%	0.94%(12)
Travelers Quality Bond Portfolio	0.38%	—	0.06%	0.44%(17)
Travelers Series Fund Inc.
AIM Capital Appreciation Portfolio	0.80%	—	0.05%	0.85%(18)
Alliance Growth Portfolio	0.80%	—	0.03%	0.83%(18)
MFS Total Return Portfolio	0.80%	—	0.03%	0.83%(18)
Putnam Diversified Income Portfolio†	0.75%	—	0.18%	0.93%(18)
Van Kampen Life Investment Trust
Comstock Portfolio Class II Shares*	0.60%	0.25%	0.09%	0.94%
Enterprise Portfolio Class II Shares*	0.50%	0.25%	0.17%	0.92%(19)
Variable Insurance Products Fund II
Contrafund® Portfolio — Service Class 2*	0.58%	0.25%	0.10%	0.93%(20)
Variable Insurance Products Fund III
Dynamic Capital Appreciation Portfolio — Service Class 2*	0.58%	0.25%	1.96%	2.79%(21)
Mid Cap Portfolio — Service Class 2*	0.58%	0.25%	0.12%	0.95%(22)

______________

     *   The 12b-1 fees deducted from these classes cover certain distribution, shareholder support and administrative services provided by intermediaries (the insurance company, broker dealer or other service provider).

     †   Closed to new investors.

     #   Expense reimbursements and waivers that are voluntary may be terminated at any time.

Notes

     (1)   The Travelers Insurance Company reimbursed Money Market Portfolio for $71,805 in expenses for the year ended December 31, 2002. For the year ended December 31, 2002, there was a voluntary expense limitation. As a result of the voluntary expense limitation, the ratio of expense to average net assets will not exceed 0.40%. Management fee includes an administration fee.

     (2)   Fee waivers, expense reimbursements, or expense credits reduced expenses for the Emerging Markets Portfolio during 2002, but this may be discontinued at any time. With such reductions, the Management Fees, Other Expenses and Total Annual Operating Expenses would equal 1.25%, 0.15% and 1.40%, respectively. The Other Expenses are based on annualized estimates of expenses for the fiscal year ending December 31, 2002, net of any fee waivers or expense reimbursements.

     (3)   The investment advisor for the Delaware VIP REIT Series is Delaware Management Company (“DMC”). For the period May 1, 2001 through April 30, 2002, the advisor waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, and extraordinary expenses) would not exceed 0.85%. For the period May 1, 2002 through April 30, 2003, the advisor waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, and extraordinary expenses) would not exceed 0.95%. Effective May 1, 2003 through April 30, 2004, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, and extraordinary expenses) will not exceed 0.95%. Under its Management Agreement, the Ser ies pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1,500 million, 0.60% on assets in excess of $2,500 million, all per year.

     (4)   The Fund’s Class 2 distribution plan or “rule 12b-1 plan” is described in the Fund’s prospectus. The manager had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund’s investment in a Franklin Templeton money fund for cash management. This reduction is required by the Fund’s Board of Trustees and an exemptive order by the Securities and Exchange Commission.

     (5)   The Fund administration fee is paid indirectly through the management fee. The Fund’s Class 2 distribution plan or “rule 12b-1 plan” is described in the Fund’s prospectus.

     (6)   Management fee includes administration fees. Effective June 24, 2002, the Advisory fee for GSS Equity Index Portfolio increased to 0.25% from 0.15%, therefore the actual Management fee for the year was a blended rate of 0.20% plus 0.06% in Administration fees.

     (7)   Expenses for all Portfolios are based upon expenses for the year ended December 31, 2002. All expenses are shown without the effect of any expense offset arrangements.

     (8)   “Other Expenses” and “Total Annual Fund Operating Expenses” have been restated to reflect estimated expenses for the current fiscal year. For the year 2003, Lord Abbett & Co. LLC (Lord Abbett) has contractually agreed to reimburse a portion of the Mid-Cap Value Portfolio’s expenses to the extent necessary to maintain its “Other Expenses” at an aggregate of 0.40% of its average daily net assets.

     (9)   “Other Expenses” reflects a 0.25% administrative fee, 0.01% representing the class’ pro rata Trustees’ fees, and 0.01% interest expense. Interest expense is generally incurred as a result of investment management activities. PIMCO has contractually agreed to reduce total annual portfolio operating expenses for the Administrative Class shares to the extent they would exceed, due to the payment of organizational expenses and Trustees’ fees 0.65% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. Ratio of net expenses to average net assets excluding interest expense is 0.65%.

     (10)   “Other Expenses” reflects a 0.25% administrative fee, and 0.01% representing the Portfolio’s pro rata Trustees’ fees. PIMCO has contractually agreed to reduce total annual portfolio operating expenses for the Administrative Class shares to the extent they would exceed, due to the payment of organizational expenses and Trustees’ fees 0.65% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

     (11)   As a result of a voluntary expense limitation, expense ratios will not exceed 1.00%.

     (12)   Management fee includes an administration fee. Fund has a voluntary expense cap of 1.00%.

     (13)   Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s custodian expenses. These offsets may be discontinued at any time. Including such reductions, Total Annual Operating expenses for the Equity Income Portfolio were 0.78%.

     (14)   Management fee includes an administration fee. Fund has a voluntary expense cap of 0.80%.

     (15)   Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s custodian expenses. These offsets may be discontinued at any time. Including such reductions, Total Annual Operating expenses for the Large Cap Portfolio were 0.81%.

     (16)   Management fee includes an administration fee. Fund has a voluntary expense cap of 1.25%.

     (17)   Management fee includes an administration fee. Fund has a voluntary expense cap of 0.75%.

     (18)   Fund has a voluntary expense cap of 1.25%.

     (19)   Because certain expenses were assumed by Van Kampen, Total Annual Operating Expenses for the Enterprise Portfolio Class II were 0.85%.

     (20)   Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s custodian expenses. These offsets may be discontinued at any time. Including such reductions, Total Annual Operating expenses for the Fidelity VIP Contrafund Portfolio — Service Class 2 were 0.90%.

     (21)   Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund’s expenses. These offsets may be discontinued at any time. Also, The fund’s manager has voluntarily agreed to reimburse the class to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions and extraordinary expenses) exceed 1.75%. This arrangement can be discontinued by the fund’s manager at any time. Including such reductions, Total Annual Operating expenses for the Fidelity VIP Dynamic Capital Appreciation Portfolio — Service Class 2 were 1.63%.

     (22)   Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s custodian expenses. These offsets may be discontinued at any time. Including such reductions, Total Annual Operating expenses for the Fidelity VIP Mid Cap Portfolio — Service Class 2 were 0.88%.

Examples

These examples show what your costs would be under certain hypothetical situations. The examples do not represent past or future expenses. Your actual expenses may be more or less than those shown. We base examples on the annual expenses of the Underlying Funds for the year ended December 31, 2002. The examples are based on the Funds’ Total Annual Operating Expenses before reimbursement, and do not reflect any waivers or reimbursements. If you have selected Variable Funding Options that have voluntarily or contractually agreed to limit the Total Annual Operating Expenses, your expenses may be lower.

You would pay the following expenses on a $10,000 investment, assuming a 5% annual return on assets and the maximum charges reflected in the expense table above. If you do not elect all the optional features, your expenses will be lower. The examples also reflect the annual contract administrative charge.

	If Contract is surrendered at the end of period shown				If Contract is NOT surrendered or annualized at the end of period shown

Funding Option	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years

Capital Appreciation Fund	890	1389	1913	3195	290	889	1513	3195
Money Market Portfolio (Travelers)	848	1264	1706	2786	248	764	1306	2786
AIM Variable Insurance Funds, Inc.
AIM V.I. Premier Equity Fund — Series I†	891	1392	1918	3204	291	892	1518	3204
AllianceBernstein Variable Product Series Fund, Inc.
AllianceBernstein Premier Growth Portfolio — Class B	937	1527	2141	3631	337	1027	1741	3631
American Funds Insurance Series
Growth-Income Fund — Class 2 Shares	866	1317	1795	2964	266	817	1395	2964
Credit Suisse Trust
Emerging Markets Portfolio†	994	1695	2414	4138	394	1195	2014	4138
Delaware VIP Trust
Delaware VIP REIT Series — Standard Class	890	1389	1913	3195	290	889	1513	3195
Dreyfus Variable Investment Fund
Dreyfus Variable Investment Fund — Appreciation Portfolio — Initial Shares	884	1371	1884	3138	284	871	1484	3138
Dreyfus Variable Investment Fund — Developing Leaders Portfolio — Initial Shares	887	1380	1899	3166	287	880	1499	3166
Franklin Templeton Variable Insurance Products Trust
Mutual Shares Securities Fund — Class 2 Shares	912	1454	2020	3402	312	954	1620	3402
Templeton Growth Securities Fund — Class 2 Shares	918	1471	2049	3457	318	971	1649	3457
Greenwich Street Series Fund
Equity Index Portfolio — Class II Shares	867	1320	1800	2973	267	820	1400	2973
Salomon Brothers Variable Emerging Growth Fund — Class I Shares	962	1600	2259	3853	362	1100	1859	3853
Salomon Brothers Variable Growth & Income Fund — Class I Shares	942	1542	2165	3676	342	1042	1765	3676

	If Contract is surrendered at the end of periods shown				If Contract is NOT surrendered or annualized at the end of period shown

Funding Option	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years

Janus Aspen Series
Balanced Portfolio — Service Shares	898	1412	1952	3271	298	912	1552	3271
Global Life Sciences Portfolio — Service Shares	918	1471	2049	3457	318	971	1649	3457
Global Technology Portfolio — Service Shares	903	1427	1977	3318	303	927	1577	3318
Worldwide Growth Portfolio — Service Shares	901	1421	1967	3299	301	921	1567	3299
Lord Abbett Series Fund, Inc.
Growth and Income Portfolio	902	1424	1972	3308	302	924	1572	3308
Mid-Cap Value Portfolio	921	1480	2064	3485	321	980	1664	3485
PIMCO Variable Insurance Trust
Real Return Portfolio — Administrative Class	873	1338	1830	3032	273	838	1430	3032
Total Return Portfolio — Administrative Class	872	1335	1825	3022	272	835	1425	3022
Putnam Variable Trust
Putnam VT Discovery Growth Fund — Class IB Shares†	986	1672	2376	4070	386	1172	1976	4070
Putnam VT International Equity Fund — Class IB Shares	930	1507	2107	3567	330	1007	1707	3567
Putnam VT Small Cap Value Fund — Class IB Shares	923	1486	2074	3503	323	986	1674	3503
Salomon Brothers Variable Series Funds Inc.
All Cap Fund — Class I	903	1427	1977	3318	303	927	1577	3318
Investors Fund — Class I	887	1380	1899	3166	287	880	1499	3166
Large Cap Growth Fund — Class I	1829	3908	5660	8766	1229	3408	5260	8766
Small Cap Growth Fund — Class I	936	1524	2136	3622	336	1024	1736	3622
The Travelers Series Trust
Convertible Securities Portfolio	887	1380	1899	3166	287	880	1499	3166
Disciplined Mid Cap Stock Portfolio	891	1392	1918	3204	291	892	1518	3204
Equity Income Portfolio	890	1389	1913	3195	290	889	1513	3195
Federated High Yield Portfolio	895	1404	1938	3242	295	904	1538	3242
Federated Stock Portfolio	890	1389	1913	3195	290	889	1513	3195
Large Cap Portfolio	891	1392	1918	3204	291	892	1518	3204
Lazard International Stock Portfolio	912	1454	2020	3402	312	954	1620	3402
MFS Emerging Growth Portfolio	895	1404	1938	3242	295	904	1538	3242
MFS Mid Cap Growth Portfolio	899	1415	1957	3280	299	915	1557	3280
MFS Research Portfolio	900	1418	1962	3289	300	918	1562	3289
Travelers Quality Bond Portfolio	850	1269	1715	2806	250	769	1315	2806

	If Contract is surrendered at the end of period shown				If Contract is NOT surrendered or annualized at the end of period shown

	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years

Travelers Series Fund Inc.
AIM Capital Appreciation Portfolio	891	1392	1918	3204	291	892	1518	3204
Alliance Growth Portfolio	889	1386	1908	3185	289	886	1508	3185
MFS Total Return Portfolio	889	1386	1908	3185	289	886	1508	3185
Putnam Diversified Income Portfolio†	899	1415	1957	3280	299	915	1557	3280
Van Kampen Life Investment Trust
Comstock Portfolio Class II Shares	900	1418	1962	3289	300	918	1562	3289
Enterprise Portfolio Class II Shares	898	1412	1952	3271	298	912	1552	3271
Variable Insurance Products Fund II
Contrafund® Portfolio — Service Class 2	899	1415	1957	3280	299	915	1557	3280
Variable Insurance Products Fund III
Dynamic Capital Appreciation Portfolio — Service Class 2	1082	1950	2821	4864	482	1450	2421	4864
Mid Cap Portfolio — Service Class 2	901	1421	1967	3299	301	921	1567	3299

______________

     †   Closed to new investors.

CONDENSED FINANCIAL INFORMATION

See Appendices A and B.

THE ANNUITY CONTRACT

Travelers Portfolio Architect Annuity is a contract between the Contract Owner (“you”) and the Company. This is the prospectus — it is not the Contract. The prospectus highlights many contract provisions to focus your attention on the Contract’s essential features. Your rights and obligations under the Contract will be determined by the language of the Contract itself. When you receive your Contract, we suggest you read it promptly and carefully. There may be differences in your Contract from the descriptions in this prospectus because of the requirements of the state where we issued your Contract. We will include any such differences in your Contract.

You make Purchase Payments to us and we credit them to your Contract. We promise to pay you an income, in the form of Annuity Payments, beginning on a future date that you choose, the Maturity Date. The Purchase Payments accumulate tax deferred in the funding options of your choice. We offer multiple Variable Funding Options. We may also offer a Fixed Account option. Where permitted by law, we reserve the right to restrict Purchase Payments into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract. The Contract Owner assumes the risk of gain or loss according to the performance of the Variable Funding Options. The Contract Value is the amount of Purchase Payments, plus or minus any investment experience on the amounts you allocate to the Separate Account (“Separate Account Contract Value”) or interest on the amounts you allocate to the Fixed Account (“Fixed Account Con tract Value”). The Contract Value also reflects all withdrawals made and charges deducted. There is generally no guarantee that at the Maturity Date the Contract Value will equal or exceed the total Purchase Payments made under the Contract. The date the Contract and its benefits become effective is referred to as the Contract Date. Each 12-month period following the Contract Date is called a Contract Year.

Certain changes and elections must be made in writing to the Company. Where the term “Written Request” is used, it means that you must send written information to our Home Office in a form and content satisfactory to us.

Contract Owner Inquiries

Any questions you have about your Contract should be directed to our Home Office at 1-800-842-9368.

Purchase Payments

Your initial Purchase Payment is due and payable before the Contract becomes effective. The initial Purchase Payment must be at least $5,000. You may make additional payments of at least $500 at any time. No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death benefit proceeds. Under certain circumstances, we may waive the minimum Purchase Payment requirement. Purchase payments over $1,000,000 may be made only with our prior consent.

We will apply the initial Purchase Payment less any applicable premium tax (net Purchase Payment) within two business days after we receive it in good order at our Home Office. We will credit subsequent Purchase Payments to a Contract on the same business day we receive it, if it is received in good order by our Home Office by 4:00 p.m. Eastern time. A business day is any day that the New York Stock Exchange is open for regular trading (except when trading is restricted due to an emergency as defined by the Securities and Exchange Commission).

Accumulation Units

The period between the Contract Date and the Maturity Date is the Accumulation Period. During the Accumulation Period, an Accumulation Unit is used to calculate the value of a Contract. An Accumulation Unit works like a share of a mutual fund. Each Variable Funding Option has a corresponding Accumulation Unit value. The Accumulation Units are valued each business day and their values may increase or decrease from day to day. The number of Accumulation Units we will credit to your Contract once we receive a Purchase Payment is determined by dividing the amount directed to each Variable Funding Option by the value of its

Accumulation Unit. We calculate the value of an Accumulation Unit for each Variable Funding Option each day the New York Stock Exchange is open. The values are calculated as of 4:00 p.m. Eastern time. After the value is calculated, we credit your Contract. During the Annuity Period (i.e., after the Maturity Date), you are credited with Annuity Units.

The Variable Funding Options

You choose the Variable Funding Options to which you allocate your Purchase Payments. These Variable Funding Options are Subaccounts of the Separate Account. The Subaccounts invest in the Underlying Funds. You are not investing directly in the Underlying Fund. Each Underlying Fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These Underlying Funds are not publicly traded and are offered only through variable annuity and variable life insurance products. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the Underlying Fund, and Contract Owners should not compare the two.

You will find detailed information about the funds and their inherent risks in the current fund prospectuses for the Underlying Funds. Since each option has varying degrees of risk, please read the prospectuses carefully. There is no assurance that any of the Underlying Funds will meet its investment objectives. Contact your registered representative or call 1-800-842-9406 to request additional copies of the prospectuses.

If any of the Underlying Funds become unavailable for allocating Purchase Payments, or if we believe that further investment in an Underlying Fund is inappropriate for the purposes of the Contract, we may substitute another funding option. However, we will not make any substitutions without notifying you and obtaining any state and SEC approval, if necessary. From time to time we may make new funding options available.

The current Variable Funding Options are listed below, along with their investment advisers and any subadviser:

Funding Option	Investment Objective	Investment Adviser/Subadviser

Capital Appreciation Fund	Seeks growth of capital. The Fund normally invests in equity securities of issuers of any size and in any industry.	Travelers Asset Management International Company LLC (“TAMIC”) Subadviser: Janus Capital Corp.
Money Market Portfolio	Seeks high current return with preservation of capital and liquidity. The Fund normally invests in high-quality short term money market instruments.	TAMIC
AIM Variable Insurance Funds, Inc.
AIM V.I. Premier Equity Fund — Series I†	Seeks to achieve long term growth of capital. Income is a secondary objective. The Fund normally invests in equity securities, including convertible securities.	A I M Advisers, Inc.
AllianceBernstein Variable Product Series Fund, Inc.
AllianceBernstein Premier Growth Portfolio — Class B	Seeks growth of capital. The Fund normally invests in equity securities of a relatively small number of intensely researched U.S. companies.	Alliance Capital Management L.P.
American Funds Insurance Series
Growth-Income Fund — Class 2 Shares	Seeks capital appreciation and income. The Fund normally invests in common stocks or other securities that demonstrate the potential for appreciation and/or dividends.	Capital Research and Management Co.
Credit Suisse Trust
Emerging Markets Portfolio†	Seeks long term growth of capital. The Fund normally invests in equity securities of companies located in, or conducting a majority of their business, in emerging markets.	Credit Suisse Asset Management, LLC Subadviser: Credit Suisse Asset Management Limited

Funding Option	Investment Objective	Investment Adviser/Subadviser

Delaware VIP Trust
Delaware VIP REIT Series — Standard Class	Seeks to achieve maximum long term total return with capital appreciation as a secondary objective. The Fund normally invests in companies that manage a portfolio of real estate to earn profits for shareholders (REITS).	Delaware Management Company
Dreyfus Variable Investment Fund
Dreyfus Variable Investment Fund — Appreciation Portfolio — Initial Shares	Seeks long term capital growth consistent with the preservation of capital. Current income is a secondary objective. The Fund normally invests in common stocks of established companies.	The Dreyfus Corporation (“Dreyfus”) Subadviser: Fayez Sarofim & Co.
Dreyfus Variable Investment Fund — Developing Leaders Portfolio — Initial Shares	Seeks to maximize capital appreciation. The Fund normally invests in companies with market capitalizations of less than $2 billion at the time of purchase.	Dreyfus
Franklin Templeton Variable Insurance Products Trust
Mutual Shares Securities Fund — Class 2 Shares	Seeks capital appreciation. Income is a secondary objective. The Fund normally invests in equity securities of companies believed to be undervalued.	Franklin Mutual Advisers, LLC
Templeton Growth Securities Fund — Class 2 Shares	Seeks long-term capital growth. The Fund normally invests in equity securities of companies located anywhere in the world, including the U.S. and emerging markets.	Templeton Global Advisors Limited
Greenwich Street Series Fund
Equity Index Portfolio — Class II Shares	Seeks investment results that, before expenses, correspond to the price and yield performance of the S&P 500 Index. The Fund normally invests in equity securities, or other investments with similar economic characteristics that are included in the S&P 500 Index.	Travelers Investment Management Co. (“TIMCO”)
Salomon Brothers Variable Emerging Growth Fund — Class I Shares	Seeks capital appreciation. The Fund normally invests in common stocks of emerging growth companies.	Salomon Brothers Asset Management (“SBAM”)
Salomon Brothers Variable Growth & Income Fund — Class I Shares	Seeks income and long-term capital growth. The Fund normally invests in equity securities that provide dividend or interest income and it also invests in non-income producing stocks for potential appreciation in value.	SBAM
Janus Aspen Series
Balanced Portfolio — Service Shares	Seeks long term capital growth, consistent with preservation of capital and balanced by current income. The Fund normally invests in common stocks selected for their growth potential and other securities selected for their income potential.	Janus Capital
Global Life Sciences Portfolio — Service Shares	Seeks long-term growth of capital. The Fund normally invests in securities of companies with a life science (e.g. health, personal care, pharmaceuticals) orientation.	Janus Capital
Global Technology Portfolio — Service Shares	Seeks long-term growth of capital. The Fund normally invests in securities of companies that are expected to benefit from advances or improvements in technology.	Janus Capital
Worldwide Growth Portfolio — Service Shares	Seeks growth of capital in a manner consistent with the preservation of capital. The Fund normally invests in the common stocks of companies of any size throughout the world.	Janus Capital

Funding Option	Investment Objective	Investment Adviser/Subadviser

Lord Abbett Series Fund, Inc.
Growth and Income Portfolio	Seeks long-term growth of capital and income without excessive fluctuations in market value. The Fund normally invests in equity securities of large, seasoned, U.S. and multinational companies believed to be undervalued.	Lord Abbett & Co.
Mid-Cap Value Portfolio	Seeks capital appreciation. The Fund normally invests in common stocks of mid-sized companies believed to be undervalued.	Lord Abbett & Co.
PIMCO Variable Insurance Trust
Real Return Portfolio — Administrative Class	Seeks maximum real return, consistent with preservation of real capital and prudent investment management. The Fund normally invests in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments or government sponsored enterprises.	Pacific Investment Management Company LLC
Total Return Portfolio — Administrative Class	Seeks maximum total return, consistent with preservation of capital and prudent investment management. The Fund normally invests in intermediate maturity fixed income securities.	Pacific Investment Management Company LLC
Putnam Variable Trust
Putnam VT Discovery Growth Fund — Class IB Shares†	Seeks long-term growth of capital. The Fund normally invests in the common stocks of U.S. companies believed to be fast-growing and whose earnings are likely to increase over time.	Putnam Investment Management (“Putnam”)
Putnam VT International Equity Fund — Class IB Shares	Seeks capital appreciation. The Fund normally invests in common stocks of companies outside the U.S.	Putnam
Putnam VT Small Cap Value Fund — Class IB Shares	Seeks capital appreciation. The Fund normally invests in the common stocks of U.S. companies believed to be undervalued in the market.	Putnam
Salomon Brothers Variable Series Funds Inc.
All Cap Fund — Class I	Seeks capital appreciation. The Fund normally invests in common stocks and their equivalents of companies believed to be undervalued in the marketplace.	SBAM
Investors Fund — Class I	Seeks long term growth of capital. Secondarily seeks current income. The Fund normally invests in common stocks of established companies.	SBAM
Large Cap Growth Fund — Class I	Seeks long-term growth of capital. The Fund normally invests in equity securities of companies with large market capitalizations.	SBAM
Small Cap Growth Fund — Class I	Seeks long term growth of capital. The Fund normally invests in equity securities of companies with small market capitalizations.	SBAM

Funding Option	Investment Objective	Investment Adviser/Subadviser

The Travelers Series Trust
Convertible Securities Portfolio	Seeks current income and capital appreciation. The Fund normally invests in convertible securities.	TAMIC
Disciplined Mid Cap Stock Portfolio	Seeks growth of capital. The Fund normally invests in the equity securities of companies with mid-size market capitalizations.	TAMIC Subadviser: TIMCO
Equity Income Portfolio	Seeks reasonable income. The Fund normally invests in equity securities with a focus on income producing equities.	TAMIC Subadviser: Fidelity Management & Research Company (“FMR”)
Federated High Yield Portfolio	Seeks high current income. The Fund normally invests in below investment-grade bonds and debt securities.	TAMIC Subadviser: Federated Investment Management Company (“Federated”)
Federated Stock Portfolio	Seeks growth of income and capital. The Fund normally invests in equity securities that are selected on the basis of traditional research techniques.	TAMIC Subadviser: Federated
Large Cap Portfolio	Seeks long term growth of capital. The Fund normally invests in the securities of companies with large market capitalizations.	TAMIC Subadviser: FMR
Lazard International Stock Portfolio	Seeks capital appreciation. The Fund normally invests in equity securities of non-U.S. domiciled companies located in developed markets.	TAMIC Subadviser: Lazard Asset Management
MFS Emerging Growth Portfolio	Seeks long term growth of capital. The Fund normally invests in common stock and related securities of emerging growth companies.	TAMIC Subadviser: Massachusetts Financial Services (“MFS”)
MFS Mid Cap Growth Portfolio	Seeks long term growth of capital. The Fund normally invests in equity securities of companies with medium market capitalization that are believed to have above average growth potential.	TAMIC Subadviser: MFS
MFS Research Portfolio	Seeks long term growth of capital and future income. The Fund normally invests in the common stocks of companies of any size.	TAMIC Subadviser: MFS
Travelers Quality Bond Portfolio	Seeks current income and total return with moderate capital volatility. The Fund normally invests in investment-grade bonds and debt securities.	TAMIC
Travelers Series Fund Inc.
AIM Capital Appreciation Portfolio	Seeks capital appreciation. The Fund normally invests in common stocks of companies that are likely to benefit from new products, services or processes or have experienced above-average earnings growth.	Travelers Investment Adviser Inc. (“TIA”) Subadviser: AIM Capital Management Inc.
Alliance Growth Portfolio	Seeks long term growth of capital. The Fund normally invests in the equity securities of U.S. companies.	TIA Subadviser: Alliance Capital Management L.P.
MFS Total Return Portfolio	Seeks above average income consistent with the prudent employment of capital. Secondarily, seeks growth of capital and income. The Fund normally invests in a broad range of equity and fixed-income securities of both U.S. and foreign issuers.	TIA Subadviser: MFS
Putnam Diversified Income Portfolio†	Seeks high current income consistent with preservation of capital. The Fund normally invests in debt securities of U.S. and foreign governments and corporations.	TIA Subadviser: Putnam

Funding Option	Investment Objective	Investment Adviser/Subadviser

Van Kampen Life Investment Trust
Comstock Portfolio Class II Shares	Seeks capital growth and income. The Fund normally invests in common and preferred stocks, and convertible securities, of well established undervalued companies.	Van Kampen Asset Management Inc. (“Van Kampen”)
Enterprise Portfolio Class II Shares	Seeks capital appreciation. The Fund normally invests in common stocks of companies believed to have above-average potential for capital appreciation.	Van Kampen
Variable Insurance Products Fund II
Contrafund® Portfolio — Service Class 2	Seeks long term capital appreciation. The Fund normally invests in common stocks of companies whose value may not be fully recognized by the public.	FMR
Variable Insurance Products Fund III
Dynamic Capital Appreciation Portfolio — Service Class 2	Seeks capital appreciation. The Fund normally invests in growth and/or value common stocks of domestic and foreign issuers.	FMR
Mid Cap Portfolio — Service Class 2	Seeks long term growth of capital. The Fund normally invests in common stocks of companies with medium market capitalizations.	FMR

______________

     †   Closed to new investors.

FIXED ACCOUNT

We may offer our Fixed Account as a funding option. Please see Appendix C for more information.

CHARGES AND DEDUCTIONS

General

We deduct the charges described below. The charges are for the service and benefits we provide, costs and expenses we incur, and risks we assume under the Contracts. Services and benefits we provide include:

    the ability for you to make withdrawals and surrenders under the Contracts the death benefit paid on the death of the Contract Owner, Annuitant, or first of the joint owners the available funding options and related programs (including dollar-cost averaging, portfolio rebalancing, and systematic withdrawal programs)
    administration of the annuity options available under the Contracts and the distribution of various reports to Contract Owners

Costs and expenses we incur include:

    losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Contracts sales and marketing expenses including commission payments to your sales agent and other costs of doing business

Risks we assume include:

    that Annuitants may live longer than estimated when the annuity factors under the Contracts were established that the amount of the death benefit will be greater than the Contract Value and that the costs of providing the services and benefits under the Contracts will exceed the charges deducted

We may also deduct a charge for taxes.

Unless otherwise specified, charges are deducted proportionately from all funding options in which you are invested.

We may reduce or eliminate the withdrawal charge, the administrative charges and/or the mortality and expense risk charge under the Contract when certain sales or administration of the Contract result in savings or reduced expenses and/or risks. For certain trusts, we may change the order in which Purchase Payments and earnings are withdrawn in order to determine the withdrawal charge. We will not reduce or eliminate the withdrawal charge or the administrative charge where such reduction or elimination would be unfairly discriminatory to any person.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designated charge. For example, the withdrawal charge we collect may not fully cover all of the sales and distribution expenses we actually incur. The amount of any fee or charge is not impacted by an outstanding loan. We may also profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

Withdrawal Charge

We do not deduct a sales charge from Purchase Payments when they are made to the Contract. However, a withdrawal charge will apply if Purchase Payments are withdrawn before they have been in the Contract for seven years. We will assess the charge as a percentage of the Purchase Payment withdrawn as follows:

Years Since Purchase Payment Made		Withdrawal Charge

Greater than or Equal To	But less than

0 years	2 years	6%
2 years	4 years	5%
4 years	5 years	4%
5 years	6 years	3%
6 years	7 years	2%
7+ years		0%

For purposes of the withdrawal charge calculation, withdrawals are deemed to be taken first from:

(a)	any Purchase Payment to which no withdrawal charge applies then

(b)	any remaining free withdrawal allowance (as described below) (after being reduced by (a)), then

(c)	any remaining Purchase Payment to which a withdrawal charge applies (on a first-in, first-out basis), then

(d)	any Contract earnings

Unless you instruct us otherwise, we will deduct the withdrawal charge from the amount requested.

We will not deduct a withdrawal charge if Purchase Payments are distributed:

    due to the death of the Contract Owner or the Annuitant (with no Contingent Annuitant surviving)
    if an annuity payout has begun
    if an income option of at least five year’s duration is begun after the first Contract Year due to a minimum distribution under our minimum distribution rules then in effect

Free Withdrawal Allowance

Beginning in the second Contract Year, you may withdraw up to 10% of the Contract Value annually. We calculate the available withdrawal amount as of the end of the previous Contract Year. The free withdrawal provision applies to partial withdrawals only.

Administrative Charges

There are two administrative charges: the $30 annual contract administrative charge and the administrative expense charge. We will deduct the annual contract administrative charge on the fourth Friday of each August. This charge compensates us for expenses incurred in establishing and maintaining the Contract and we will prorate this charge (i.e. calculate) from the date of purchase. We will also prorate this charge if you surrender your Contract, or if we terminate your Contract. We will not deduct a contract administrative charge from the Fixed Account or:

            (1)   from the distribution of death proceeds

            (2)   after an annuity payout has begun or

            (3)   if the Contract Value on the date of assessment equals or is greater than $40,000

We deduct the administrative expense charge (sometimes called “Subaccount administrative charge”) on each business day from amounts allocated to the Variable Funding Options to compensate the Company for certain related administrative and operating expenses. The charge equals, on an annual basis, 0.15% of the daily net asset value allocated to each of the Variable Funding Options, and is reflected in our accumulation and Annuity Unit value calculations.

Mortality and Expense Risk Charge

Each business day, we deduct a mortality and expense risk (“M&E”) charge from amounts we hold in the Variable Funding Options. We reflect the deduction in our calculation of accumulation and Annuity Unit values. The charges stated are the maximum for this product, and are equal to 1.25% annually. We reserve the right to lower this charge at any time. This charge compensates the Company for risks assumed, benefits provided and expenses incurred, including the payment of commissions to your sales agent.

Variable Liquidity Benefit Charge

If the Variable Liquidity Benefit is selected, there is a maximum surrender charge of 6% of the amounts withdrawn. This charge is not assessed during the accumulation phase.

We will assess the charge as a percentage of the total benefit received as follows:

Years Since Initial Purchase Payment		Surrender Charge

Greater than or Equal To	But less than

0 years	2 years	6%
2 years	4 years	5%
4 years	5 years	4%
5 years	6 years	3%
6 years	7 years	2%
7+ years		0%

(Please refer to The Annuity Period for a description of this benefit.)

E.S.P. Charge

If the E.S.P. option is selected, a charge is deducted each business day from amounts held in the Variable Funding Options. The charge equals, on an annual basis, 0.20% of the amounts held in each funding option.

GMWB Charge

If the GMWB option is selected, a charge is deducted each business day from amounts held in the Variable Funding Options. The charge equals, on an annual basis, a maximum of 1.00% of the amounts held in each Variable Funding Option. The current charge is 0.40%. Your current charge will not change unless you reset your benefits, at which time we may modify the charge.

Variable Funding Option Expenses

We summarized the charges and expenses of the Underlying Funds in the fee table. Please review the prospectus for each Underlying Fund for a more complete description of that fund and its expenses.

Premium Tax

Certain state and local governments charge premium taxes ranging from 0% to 5%, depending upon jurisdiction. We are responsible for paying these taxes and will determine the method used to recover premium tax expenses incurred. We will deduct any applicable premium taxes from your Contract Value either upon death, surrender, annuitization, or at the time you make Purchase Payments to the Contract, but no earlier than when we have a tax liability under state law.

Changes in Taxes Based upon Premium or Value

If there is any change in a law assessing taxes against the Company based upon premiums, contract gains or value of the Contract, we reserve the right to charge you proportionately for this tax.

TRANSFERS

Up to 30 days before the Maturity Date, you may transfer all or part of the Contract Value between Variable Funding Options. Please note that the contract is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the stock market. Therefore, all transfers are subject to the following restrictions:

1.	Excessive Transfers. We reserve the right to restrict transfers if we determine you are engaging in a pattern of transfers that may disadvantage Contract Owners. In making this determination, we will consider, among other things, the following factors:

        the total dollar amount being transferred
        the number of transfers you made within the previous three months whether your transfers follow a pattern designed to take advantage of short term market fluctuations whether your transfers are part of a group of transfers made by a third party on behalf of the individual Contract Owners in the group
2.	Market Timers. We reserve the right to restrict transfers by any market timing firm or any other third party authorized to initiate transfers on behalf of multiple Contract Owners. We may, among other things:

        reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one owner or reject the transfer or exchange instructions of individual owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one owner

If we choose to enforce our contractual rights to restrict transfers to once every six months, we will so notify you in writing.

Future Modifications. We will continue to monitor the transfer activity occurring among the Variable Funding Options, and may modify these transfer restrictions at any time if we deem it necessary to protect the interest of all Contract Owners. These modifications may include curtailing or eliminating, without notice, the ability to use the Internet, facsimile or telephone in making transfers.

If, in our sole discretion, we determine you are engaging in activity as described above or similar activity which will potentially hurt the rights or interests of Contract Owners, we will exercise our contractual right to restrict your number of transfers to one every six months. None of these restrictions are applicable to transfers made under a Dollar Cost Averaging Program, a rebalancing program, or, if applicable, any asset allocation program described in this prospectus.

We will make transfers at the value(s) next determined after we receive your request in good order at our Home Office. After the Maturity Date, you may make transfers only if allowed by your contract or with our consent. These restrictions are subject to any state law requirements.

Where permitted by state law, we reserve the right to restrict transfers from the Variable Funding Options to the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract.

There are no charges for transfers, however, we reserve the right to charge a fee for any transfer request which exceeds twelve per year. Since different Underlying Funds have different expenses, a transfer of Contract Values from one Variable Funding Option to another could result in your investment becoming subject to higher or lower expenses. Also, you should consider the inherent risks involved in making transfers.

Dollar Cost Averaging

Dollar cost averaging or the pre-authorized transfer program (the “DCA Program”) allows you to transfer a set dollar amount to other funding options on a monthly or quarterly basis during the accumulation phase of the

Contract. Using this method, you will purchase more Accumulation Units in a funding option if the value per unit is low and will purchase fewer Accumulation Units if the value per unit is high. Therefore, you may achieve a lower-than-average cost per unit in the long run if you have the financial ability to continue the program over a long enough period of time. Dollar cost averaging does not assure a profit or protect against a loss.

You may elect the DCA Program through Written Request or other method acceptable to us. You must have a minimum total Contract Value of $5,000 to enroll in the DCA Program. The minimum amount that may be transferred through this program is $400.

You may establish pre-authorized transfers of Contract Values from the Fixed Account, subject to certain restrictions. Under the DCA Program, automated transfers from the Fixed Account may not deplete your Fixed Account Value in less than twelve months from your enrollment in the DCA Program.

In addition to the DCA Program, within the Fixed Account, we may credit increased interest rates to Contract Owners under an administrative Special DCA Program established at our discretion, depending on availability and state law. Under this program, the Contract Owner may pre-authorize level transfers to any of the funding options under either a 6 Month, 12 Month or 24 Month Program. The Programs will generally have different credited interest rates. Under each Program, the interest rate can accrue up to the applicable number of months on the remaining amounts in the Special DCA Program and we must transfer all Purchase Payments and accrued interest on a level basis to the selected funding options in the applicable time period. For example, under the 12 Month Program, the interest rate can accrue up to 12 months on the remaining amounts in the Special DCA Program and we must transfer all Purchase Payments and accrued interest in this Program on a level basis to the selected fundi ng options in 12 months.

The pre-authorized transfers will begin after the initial Program Purchase Payment and complete enrollment instructions are received by the Company. If we do not receive complete Program enrollment instructions within 15 days of receipt of the initial Program Purchase Payment, the entire balance in the Program will be transferred into the Money Market Variable Funding Option.

You may start or stop participation in the DCA Program at any time, but you must give the Company at least 30 days’ notice to change any automated transfer instructions that are currently in place. If you stop the Special DCA Program and elect to remain in the Fixed Account, we will credit your Contract Value for the remainder of 6 or 12 months with the interest rate for non-Program funds.

You may only have one DCA Program or Special DCA Program in place at one time. We will allocate any subsequent Purchase Payments we receive within the Program period selected to the current funding options over the remainder of that Program transfer period, unless you direct otherwise.

All provisions and terms of the Contract apply to the DCA and Special DCA Programs, including provisions relating to the transfer of money between funding options. Transfers made under any DCA Program will not be counted for purposes of restrictions we may impose on the number of transfers permitted under the Contract. We reserve the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service. If the Fixed Account is not available as a funding option, you may still participate in the DCA program.

ACCESS TO YOUR MONEY

Any time before the Maturity Date, you may redeem all or any portion of the Cash Surrender Value, that is, the Contract Value less any withdrawal charge, outstanding loans, and any premium tax not previously deducted. Unless you submit a Written Request specifying the fixed or Variable Funding Option(s) from which we are to withdraw amounts, we will make the withdrawal on a pro rata basis. We will determine the Cash Surrender Value as of the close of business after we receive your surrender request at our Home Office. The Cash Surrender Value may be more or less than the Purchase Payments you made. You may not make withdrawals during the annuity period.

For amounts allocated to the Variable Funding Options, we may defer payment of any Cash Surrender Value for a period of up to five business days after the Written Request is received. For amounts allocated to the Fixed Account, we may defer payment of any Cash Surrender Value for a period up to six months. In either case, it is our intent to pay as soon as possible. We cannot process requests for withdrawals that are not in good order.

We will contact you if there is a deficiency causing a delay and will advise what is needed to act upon the withdrawal request.

Guaranteed Minimum Withdrawal Benefit (“GMWB” or “Principal Guarantee”)

For an additional charge, you may elect GMWB, a living benefit that guarantees return of your Purchase Payments regardless of market conditions if you do not withdraw more than a certain amount per year. Once you elect this benefit, you cannot cancel it. You must elect the benefit at time of purchase. GMWB will automatically terminate upon annuitization or if you assign your Contract to a different Contract Owner.

Your initial Purchase Payment is used to determine your initial remaining benefit base, (“RBB”), or the maximum amount of money that is guaranteed to be returned to you subject to the conditions below. The maximum amount you may withdraw on an annual basis without an adverse effect on your guarantee is your annual withdrawal benefit (“AWB”).

If you make your first withdrawal within three full years after you purchased GMWB, your AWB will equal 5% of your RBB immediately prior to your first withdrawal. If you begin making withdrawals more than three complete years after you purchased GMWB, your AWB will equal 10% of your RBB immediately prior to your first withdrawal. Your AWB may be taken on any payment schedule you request, e.g. monthly. You may take withdrawals in any dollar amount up to your AWB without affecting your guarantee. If you choose to receive only a part of or none of your AWB in any given year, your RBB and AWB will not increase. You can continue to receive your AWB until the RBB is depleted. If you take a partial withdrawal, and your AWB is greater than the free withdrawal allowance, withdrawal charges are waived only on amounts up to your AWB.

Your RBB and AWB will not change unless you make subsequent Purchase Payments or take withdrawals from your Contract, as described below.

If you make subsequent payments, we will recalculate your RBB and your AWB. Your new RBB equals your RBB immediately prior to the subsequent payment plus the subsequent payment. The maximum RBB allowed at any time is $1 million without our consent. When your RBB is adjusted because you have made a subsequent Purchase Payment, your AWB is recalculated to equal the AWB immediately prior to the subsequent payment, plus either 5% or 10% of the subsequent payment, depending on when you have taken your first withdrawal.

Withdrawals: If the total of all withdrawals since the most recent Contract Date anniversary, including the current withdrawal, is equal to or less than your AWB immediately prior to the current withdrawal, we will recalculate your RBB to equal the RBB immediately prior to the withdrawal, less the amount of the current withdrawal.

If the total amount of all withdrawals since the most recent Contract Date anniversary, including the current withdrawal, exceed the AWB, we will recalculate both your RBB and AWB by applying a partial surrender reduction. The partial surrender reduction is equal to 1) the RBB or AWB in effect immediately prior to the current withdrawal, multiplied by 2) the amount of the current withdrawal divided by 3) the Contract Value immediately prior to the current withdrawal.

For example, assume your initial Purchase Payment is $100,000, your age is less than 70, and a withdrawal of $10,000 is taken in contract year two:

	Assumes 15% gain on investment			Assumes 15% loss on investment
	Contract Value	RBB	AWB (5%)	Contract Value	RBB	AWB (5%)

Values As Of Contract date	$100,000	$100,000	$5,000	$100,000	$100,000	$5,000
Immediately prior to withdrawal, Contract Year two	$115,000	$100,000	$5,000	$85,000	$100,000	$5,000
Immediately after withdrawal, Contract Year two	$105,000	$91,304 [100,000 – (100,000 ×10,000/115,000)]	$4,565 [5,000 – (5,000 ×10,000/115,000)]	$75,000	$88,235 [100,000 – (100,000 ×10,000/85,000)]	$4,412 [5,000 – (5,000 ×10,000/85,000)]

Change in Value Due to Withdrawal (Partial Surrender Reduction)	$10,000	$8,696	$435	$10,000	$11,765	$588

Any time on or after the 5th Contract Date anniversary, you may choose to reset your RBB to equal your current Contract Value. Depending on your Contract Value and the current fee for GMWB, it may not be beneficial to reset your RBB. The current charge in effect at the time of the reset will apply. Your second and all subsequent resets must occur at least 5 years from the most recent reset. If your first withdrawal from the contract is prior to your third Contract Date anniversary, your AWB will equal 5% of your RBB after any reset. Similarly, if you began taking withdrawals after your third contract year, your AWB will equal 10% of your RBB after any reset. In addition, the length of time over which you can expect to receive your RBB will be reset. Once you become eligible to reset your RBB, we reserve the right to allow resets only on a contract anniversary.

If your Contract Value reaches zero, and you have purchased this benefit, the following will occur:

    The AWB will continue to be paid to you until the RBB is depleted, not more frequently than monthly. Upon your death, your beneficiary will receive these payments. No other death benefit or E.S.P. benefit, if any, will be paid.
    The total annual payment amount will equal the AWB and will never exceed your RBB, and
    We will no longer accept subsequent Purchase Payments into the Contract.

Systematic Withdrawals

Before the Maturity Date, you may choose to withdraw a specified dollar amount (at least $100) on a monthly, quarterly, semiannual or annual basis. We will deduct any applicable premium taxes and withdrawal charge. To elect systematic withdrawals, you must have a Contract Value of at least $15,000 and you must make the election on the form we provide. We will surrender Accumulation Units pro rata from all funding options in which you have an interest, unless you instruct us otherwise. You may begin or discontinue systematic withdrawals at any time by notifying us in writing, but you must give at least 30 days’ notice to change any systematic withdrawal instructions that are currently in place.

We reserve the right to discontinue offering systematic withdrawals or to assess a processing fee for this service upon 30 days’ written notice to Contract Owners (where allowed by state law).

Each systematic withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty tax may be assessed on systematic withdrawals if the Contract Owner is under age 59 1/2. You should consult with your tax adviser regarding the tax consequences of systematic withdrawals.

Loans

Loans may be available under your Contract. Loans may only be taken against funds allocated or transferred to the Fixed Account. If available, all loan provisions are described in your Contract or loan agreement. You may not elect the GMWB benefit and have a loan on your Contract at the same time. If you anticipate needing a loan, you should not purchase the GMWB benefit.

OWNERSHIP PROVISIONS

Types of Ownership

Contract Owner

The Contract belongs to the Contract Owner named in the Contract (on the Contract Specifications page), or to any other person to whom you subsequently assign the Contract. You may only make an assignment of ownership or a collateral assignment for nonqualified Contracts. You have sole power during the Annuitant’s lifetime to exercise any rights and to receive all benefits given in the Contract provided you have not named an irrevocable beneficiary and provided you have not assigned the Contract.

You receive all payments while the Annuitant is alive unless you direct them to an alternate recipient. An alternate recipient does not become the Contract Owner.

If this Contract is purchased by a beneficiary of another contract who directly transferred the death proceeds due under that contract, he/she will be granted the same rights the owner has under the Contract except that he/she cannot transfer ownership, take a loan or make additional Purchase Payments.

Joint Owner. For nonqualified Contracts only, you may name joint owners (e.g., spouses) in a Written Request before the Contract is in effect. Joint owners may independently exercise transfers allowed under the Contract. All other rights of ownership must be exercised by both owners. Joint owners own equal shares of any benefits accruing or payments made to them.

Beneficiary

You name the beneficiary in a Written Request. The beneficiary has the right to receive any death benefit proceeds remaining under the Contract upon the death of the Annuitant or the Contract Owner. If more than one beneficiary survives the Annuitant or Contract Owner, they will share equally in benefits unless you recorded different shares with the Company by Written Request before the death of the Annuitant or Contract Owner. In the case of a non-spousal beneficiary or a spousal beneficiary who has not chosen to assume the Contract, we will not transfer or otherwise remove the death benefit proceeds from either the Variable Funding Options or the Fixed Account, as most recently elected by the Contract Owner, until the Death Report Date.

Unless you have named an irrevocable beneficiary you have the right to change any beneficiary by Written Request during the lifetime of the Annuitant and while the Contract continues.

Annuitant

The Annuitant is designated in the Contract (on the Contract Specifications page), and is the individual on whose life the Maturity Date and the amount of the monthly Annuity Payments depend. You may not change the Annuitant after your Contract is in effect.

Contingent Annuitant

You may name one individual as a Contingent Annuitant. A Contingent Annuitant may not be changed, deleted or added to the Contract after the Contract Date. If the Annuitant who is not the owner dies prior to the Maturity Date, and the Contingent Annuitant is still living:

    the death benefit will not be payable upon the Annuitant’s death the Contingent Annuitant becomes the Annuitant and
    all other rights and benefits will continue in effect

When a Contingent Annuitant becomes the Annuitant, the Maturity Date remains the same as previously in effect.

If the Annuitant is also the owner, a death benefit is paid to the beneficiary regardless of whether or not there is a Contingent Annuitant.

DEATH BENEFIT

Before the Maturity Date, generally, a death benefit is payable when either the Annuitant or a Contract Owner dies. We calculate the death benefit at the close of the business day on which our Home Office receives (1) Due Proof of Death and (2) written payment instructions or election of spousal contract continuance or beneficiary contract continuance (“Death Report Date”).

Death Proceeds Before the Maturity Date

If the Annuitant or an owner is younger than age 80 on the Contract Date: We will pay to the beneficiary a death benefit in an amount equal to the greatest of (1), (2) or (3) below, each reduced by any applicable premium tax or outstanding loans:

            (1)   the Contract Value on the Death Report Date

            (2)   the total Purchase Payments made under the Contract less the total of any withdrawals or

            (3)   the step-up value (if any, as described below)

Step-Up Value. We will establish a step-up value on each Contract Date anniversary that occurs on or prior to the Death Report Date. The step-up value will initially equal the Contract Value on that anniversary. When you make an additional Purchase Payment, we will increase the step-up value by the amount of that Purchase Payment. When you make a withdrawal, we will reduce the step-up value by a partial surrender reduction as described below. On each Contract anniversary before the Annuitant’s 80th birthday and before the Annuitant’s death, if the Contract Value is greater than the step-up value, we will reset the step-up value to equal that greater amount. We will not reduce the step-up value on these anniversary recalculations (provided no withdrawals or surrenders are made on that day). The only changes we will make to the step-up value on or after the Annuitant’s 80th birthday will be those related to additional Purchase Payments or withdrawals.

Partial Surrender Reduction. If you make a withdrawal, we will reduce the step-up value by a partial surrender reduction which equals (1) the step-up value prior to the withdrawal, multiplied by (2) the amount of the withdrawal, divided by (3) the Contract Value before the withdrawal.

For example, assume your current Contract Value is $55,000. If your current step-up value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the step-up value as follows:

            50,000 x (10,000/55,000) = 9,090

Your new step-up value would be 50,000-9,090, or $40,910.

The following example shows what would happen in a declining market. Assume your current Contract Value is $30,000. If your current step-up value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the step-up value as follows:

            50,000 x (10,000/30,000) = 16,666

Your new step-up value would be 50,000-16,666, or $33,334.

Enhanced Stepped-Up Provision (“E.S.P.”). (This provision is not available to a customer when either the Annuitant or owner is age 76 or older on the rider effective date.)

The rider effective date is the date the rider is attached to and made a part of the Contract. If you have selected the E.S.P., the total death benefit as of the Death Report Date will equal the death benefit described above plus the greater of zero or the following amount:

If the Annuitant is younger than age 70 on the rider effective date, 40% of the lesser of: (1) 200% of the modified Purchase Payments excluding Purchase Payments that are both received after the first rider effective date anniversary and within 12 months of the Death Report Date, or (2) your Contract Value minus the modified Purchase Payments, calculated as of the Death Report Date; or

If the Annuitant is between the ages of 70 and 75 on the rider effective date, 25% of the lesser of: (1) 200% of the modified Purchase Payments excluding Purchase Payments that are both received after the first rider effective date anniversary and within 12 months of the Death Report Date, or (2) your Contract Value minus the modified Purchase Payments, calculated as of the Death Report Date.

The initial modified Purchase Payment is equal to the Contract Value as of the rider effective date. Whenever a Purchase Payment is made after the rider effective date, the modified Purchase Payment(s) are increased by the amount of the Purchase Payment. Whenever a partial surrender is taken after the rider effective date, the modified Purchase Payment(s) are reduced by a partial surrender reduction as described below.

The partial surrender reduction is equal to: (1) the modified Purchase Payment(s) in effect immediately prior to the reduction for the partial surrender, multiplied by (2) the amount of the partial surrender divided by (3) the Contract Value immediately prior to the partial surrender.

For example, assume your current modified Purchase Payment is $50,000 and that your current Contract Value is $55,000. You decide to make a withdrawal of $10,000. We would reduce the modified Purchase Payment as follows:

            50,000 X (10,000/55,000) = 9,090

You new modified Purchase Payment would be $50,000 — $9,090 = 40,910

The following example shows what would happen in a declining market. Assume your current Contract Value is $30,000. If your current modified Purchase Payment is $50,000 and you decide to make a withdrawal of $10,000, we would reduce the modified Purchase Payment as follows:

            50,000 X (10,000/30,000) = 16,666

Your new modified Purchase Payment would be 50,000 — 16,666 = $33,334

If the Annuitant or an owner is age 80 or older on the Contract Date: We will pay to the beneficiary a death benefit in an amount equal to the greater of (1) or (2) below, each reduced by any applicable premium tax or outstanding loans not previously deducted:

            (1)   the Contract Value on the Death Report Date or

            (2)   the total Purchase Payments made under the Contract less the total of any withdrawals

Payment of Proceeds

We describe the process of paying death benefit proceeds before the Maturity Date in the charts below. The charts do not encompass every situation and are merely intended as a general guide. More detailed information is provided in your Contract. Generally, the person(s) receiving the benefit may request that the proceeds be paid in a lump sum, or be applied to one of the settlement options available under the Contract.

Nonqualified Contracts

Before the Maturity Date, upon the Death of the	The Company Will Pay the Proceeds to:	unless. . .	Mandatory Payout Rules Apply*

Owner (who is not the Annuitant) (with no joint owner)	The beneficiary (ies), or if none, to the Contract Owner’s estate.	Unless the beneficiary elects to continue the Contract rather than receive the distribution.	Yes

Before the Maturity Date, upon the Death of the	The Company Will Pay the Proceeds to:	unless. . .	Mandatory Payout Rules Apply*

Owner (who is the Annuitant with no joint owner)	The beneficiary (ies), or if none, to the Contract Owner’s estate.	Unless the beneficiary elects to continue the Contract rather than receive the distribution.	Yes

Non-Spousal Joint Owner (who is not the Annuitant)	The surviving joint owner.		Yes

Non-Spousal Joint Owner (who is the Annuitant)	The beneficiary(ies), or if none, to the surviving joint owner.	Unless the beneficiary elects to continue the Contract rather than receive the distribution.	Yes

Spousal Joint Owner (who is not the Annuitant)	The surviving joint owner.	Unless the spouse elects to continue the Contract.	Yes

Spousal Joint Owner (who is the Annuitant)	The beneficiary (ies) or, if none, to the surviving joint owner.	Unless the spouse elects to continue the Contract.

		A spouse who is not the beneficiary may decline to receive the proceeds and instruct the Company to pay the beneficiary who may elect to continue the Contract.	Yes

Annuitant (who is not the Contract Owner)	The beneficiary (ies), or if none, to the Contract Owner.	Unless the beneficiary elects to continue the contract rather than receive the distribution.

		Or, if there is a Contingent Annuitant. Then, the Contingent Annuitant becomes the Annuitant and the Contract continues in effect (generally using the original Maturity Date). The proceeds will then be paid upon the death of the Contingent Annuitant or owner.	Yes

Annuitant (who is the Contract Owner)	See death of “owner who is the Annuitant” above.		Yes

Annuitant (where owner is a nonnatural person/trust)	The beneficiary (ies) (e.g. the trust) or if none, to the owner.		Yes (Death of Annuitant is treated as death of the owner in these circumstances.)

Beneficiary	No death proceeds are payable; Contract continues.		N/A

Contingent Beneficiary	No death proceeds are payable; Contract continues.		N/A

Qualified Contracts

Before the Maturity Date, Upon the Death of the	The Company Will Pay the Proceeds to:	unless. . .	Mandatory Payout Rules Apply*

Owner /Annuitant	The beneficiary (ies), or if none, to the Contract Owner’s estate.	Unless the beneficiary elects to continue the Contract rather than receive a distribution.	Yes

Beneficiary	No death proceeds are payable; Contract continues.		N/A

Contingent Beneficiary	No death proceeds are payable; Contract continues.		N/A

______________

     *   Certain payout rules of the Internal Revenue Code (IRC) are triggered upon the death of any Owner. Non-spousal beneficiaries (as well as spousal beneficiaries who choose not to assume the Contract) must begin taking distributions based on the beneficiary’s life expectancy within one year of death or take a complete distribution of Contract proceeds within 5 years of death. For Qualified Contracts, if mandatory distributions have begun at the death of the Annuitant, the 5 year payout option is not available.

Spousal Contract Continuance (subject to availability — does not apply if a non-spouse is a joint owner)

Within one year of your death, if your spouse is named as an owner and/or beneficiary, and you die before the Maturity Date, your spouse may elect to continue the Contract as owner rather than have the death benefit paid to the beneficiary. If you were the Annuitant and your spouse elects to continue the Contract, your spouse will be named the Annuitant as of the Death Report Date.

If your spouse elects to continue the Contract as Contract Owner, the death benefit will be calculated as of the Death Report Date. If the Contract Value is less than the calculated death benefit, the Contract Value will be increased to equal the death benefit. This amount is referred to as the adjusted Contract Value. Any difference between the Contract Value and the adjusted Contract Value will be allocated to the funding options in the same proportion as the allocations of the Contract prior to the Death Report Date.

Any premium paid before the Death Report Date is no longer subject to a withdrawal charge if your spouse elects to continue the Contract. Purchase Payments made to the Contract after the Death Report Date will be subject to the withdrawal charge. All other Contract fees and charges applicable to the original Contract will also apply to the continued Contract. All other benefits and features of your Contract will be based on your spouse’s age on the Death Report Date as if your spouse had purchased the Contract with the adjusted Contract Value on the Death Report Date. This spousal contract continuance is available only once for each Contract.

Beneficiary Contract Continuance (not permitted for non-natural beneficiaries)

If you die before the Maturity Date, and if the value of any beneficiary’s portion of the death benefit is between $20,000 and $1,000,000 as of the Death Report Date, (more than $1,000,000 is subject to Home Office approval), your beneficiary(s) may elect to continue his/her portion of the Contract subject to applicable Internal Revenue Code distribution requirements, rather than receive the death benefit in a lump sum.

If your beneficiary elects to continue the Contract, the death benefit will be calculated as of the Death Report Date. The initial Contract Value of the continued contract (the “adjusted Contract Value”) will equal the greater of the Contract Value or the death benefit calculated on the Death Report Date and will be allocated to the funding options in the same proportion as prior to the Death Report Date.

The beneficiary who continues the Contract will be granted the same rights as the owner under the original Contract, except the beneficiary cannot:

    transfer ownership
    take a loan
    make additional Purchase Payments

The beneficiary may also name his/her own beneficiary (“succeeding beneficiary”) and has the right to take withdrawals at any time after the Death Report Date without a withdrawal charge. The E.S.P. option is not available to a beneficiary continuing the Contract under this provision. All other fees and charges applicable to the original Contract will also apply to the continued Contract; the E.S.P. charge no longer applies. All benefits and features of the continued contract will be based on the beneficiary’s age on the Death Report Date as if the beneficiary had purchased the Contract with the adjusted Contract Value on the Death Report Date.

Planned Death Benefit

You may request that rather than receive a lump-sum death benefit, the beneficiary(ies) receive all or a portion of the death benefit proceeds either:

    through an annuity for life or a period that does not exceed the beneficiary’s life expectancy or under the terms of the Beneficiary Continuance provision described above. If the Beneficiary Continuance provision is selected as a planned death benefit, no surrenders will be allowed other than payments meant to satisfy minimum distribution amounts or systematic withdrawal amounts, if greater.

You must make the planned death benefit request as well as any revocation of this request in writing. Upon your death, your beneficiary(s) cannot revoke or modify this request. If the death benefit at the time we receive Due Proof of Death is less than $2,000, we will only pay a lump sum to the beneficiary. If periodic payments due under the planned death benefit election are less than $100, we reserve the right to make Annuity Payments at less frequent intervals, resulting in a payment of at least $100 per year. If no beneficiary is alive when death benefits become payable, we will pay the death benefit as provided in your Contract.

Death Proceeds after the Maturity Date

If any Contract Owner or the Annuitant dies on or after the Maturity Date, the Company will pay the beneficiary a death benefit consisting of any benefit remaining under the annuity or income option then in effect.

THE ANNUITY PERIOD

Maturity Date

Under the Contract, you can receive regular payments (“Annuity Payments”). You can choose the month and the year in which those payments begin (“Maturity Date”). You can also choose among income payouts (annuity or income options) or elect a lump sum distribution. While the Annuitant is alive, you can change your selection any time up to the Maturity Date. Annuity or income payments will begin on the Maturity Date stated in the Contract unless (1) you fully surrendered the Contract; (2) we paid the proceeds to the beneficiary before that date; or (3) you elected another date. Annuity Payments are a series of periodic payments (a) for life; (b) for life with a minimum number of payments; or (c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor. Income payments are for a fixed period or amount. We may require proof that the Annuitant is alive before we make Annuity Payments. Not all options may be avail able in all states.

You may choose to annuitize at any time after the first Contract Date anniversary. Unless you elect otherwise, the Maturity Date will be the Annuitant’s 70th birthday for Qualified Contracts and the Annuitant’s 75th birthday for Nonqualified Contracts or ten years after the effective date of the Contract, if later.

At least 30 days before the original Maturity Date, you may elect to extend the Maturity Date to any time prior to the Annuitant’s 85th birthday for Nonqualified Contracts or, for Qualified Contracts, to a later date with our consent. You may use certain annuity options taken at the Maturity Date to meet the minimum required distribution requirements of federal tax law, or you may use a program of withdrawals instead. These mandatory distribution requirements take effect generally upon the death of the Contract Owner, or with certain qualified Contracts upon either the later of the Contract Owner’s attainment of age 70 1/2 or year of retirement; or the death of the Contract Owner. You should seek independent tax advice regarding the election of minimum required distributions.

Allocation of Annuity

You may elect to receive your Annuity Payments in the form of a variable annuity, a fixed annuity or a combination of both. If, at the time Annuity Payments begin, you have not made an election, we will apply your Cash Surrender Value to provide an annuity funded by the same funding options as you have selected during the accumulation period. At least 30 days before the Maturity Date, you may transfer the Contract Value among the funding options in order to change the basis on which we will determine Annuity Payments. (See Transfers.)

Variable Annuity

You may choose an annuity payout that fluctuates depending on the investment experience of the Variable Funding Options. We determine the number of Annuity Units credited to the Contract by dividing the first monthly annuity payment attributable to each Variable Funding Option by the corresponding Accumulation Unit value as of 14 days before the date Annuity Payments begin. We use an Annuity Unit to measure the dollar value of an annuity payment. The number of Annuity Units (but not their value) remains fixed during the annuity period.

Determination of First Annuity Payment. Your Contract contains the tables we use to determine your first monthly annuity payment. If you elect a variable annuity, the amount we apply to it will be the Cash Surrender Value as of 14 days before the date Annuity Payments begin, less any applicable premium taxes not previously deducted.

The amount of your first monthly payment depends on the annuity option you elected and the Annuitant’s adjusted age. Your Contract contains the formula for determining the adjusted age. We determine the total first monthly annuity payment by multiplying the benefit per $1,000 of value shown in the Contract tables by the number of thousands of dollars of Contract Value you apply to that annuity option. The contract tables factor in an assumed daily net investment factor. We call this your net investment rate. For example, a net investment rate of 3% corresponds to an annual interest rate of 3%. This means that if the annualized investment performance, after expenses, of your Variable Funding Options is less than 3%, then the dollar amount of your variable Annuity Payments will decrease. However, if the annualized investment performance, after expenses, of your Variable Funding Options is greater than 3%, then the dollar amount of your variable Annuity Payments will increase.

Determination of Second and Subsequent Annuity Payments. The dollar amount of all subsequent Annuity Payments changes from month to month based on the investment experience, as described above, of the applicable funding options. The total amount of each annuity payment will equal the sum of the basic payments in each funding option. We determine the actual amounts of these payments by multiplying the number of Annuity Units we credited to each funding option by the corresponding Annuity Unit value as of the date 14 days before the date the payment is due.

Fixed Annuity

You may choose a fixed annuity that provides payments that do not vary during the annuity period. We will calculate the dollar amount of the first fixed annuity payment as described under Variable Annuity, except that the amount we apply to begin the annuity will be your Cash Surrender Value as of the date Annuity Payments begin. Payout rates will not be lower than that shown in the Contract. If it would produce a larger payment, the first fixed Annuity Payment will be determined using the Life Annuity Tables in effect on the Maturity Date.

PAYMENT OPTIONS

Election of Options

While the Annuitant is alive, you can change your annuity or income option selection any time up to the Maturity Date. Once annuity or income payments have begun, no further elections are allowed.

During the Annuitant’s lifetime, if you do not elect otherwise before the Maturity Date, we will pay you (or another designated payee) the first of a series of monthly annuity or income payments based on the life of the Annuitant, in accordance with Annuity Option 2 (Life Annuity with 120 monthly payments assured). For certain Qualified Contracts, Annuity Option 4 (Joint and Last Survivor Life Annuity — Annuity Reduced on Death of Primary Payee) will be the automatic option as described in the Contract. (See Annuity Options)

The minimum amount that can be placed under an annuity or income option will be $2,000 unless we agree to a lesser amount. If any monthly periodic payment due is less than $100, the Company reserves the right to make payments at less frequent intervals, or to pay the Contract Value in a lump-sum.

On the Maturity Date, we will pay the amount due under the Contract in accordance with the Payment Option that you select. You may choose to receive a single lump-sum payment. You must elect an option in writing, in a form satisfactory to the Company. Any election made during the lifetime of the Annuitant must be made by the Contract Owner.

Annuity Options

Subject to the conditions described in “Election of Options” above, we may pay all or any part of the Cash Surrender Value under one or more of the following annuity options. Payments under the annuity options are generally made on a monthly basis. We may offer additional options.

Option 1 — Life Annuity — No Refund. The Company will make Annuity Payments during the lifetime of the Annuitant ending with the last payment before death. This option offers the maximum periodic payment, since there is no assurance of a minimum number of payments or provision for a death benefit for beneficiaries.

Option 2 — Life Annuity with 120, 180 or 240 Monthly Payments Assured. The Company will make monthly Annuity Payments during the lifetime of the Annuitant, with the agreement that if, at the death of that person, payments have been made for less than 120, 180 or 240 months, as elected, we will continue making payments to the beneficiary during the remainder of the period.

Option 3 — Joint and Last Survivor Life Annuity — No Refund. The Company will make regular Annuity Payments during the lifetime of the Annuitant and a second person. When either person dies, we will continue making payments to the survivor. No further payments will be made following the death of the survivor.

Option 4 — Joint and Last Survivor Life Annuity — Annuity Reduced on Death of Primary Payee. The Company will make Annuity Payments during the lifetimes of the Annuitant and a second person. You will designate one as primary payee, and the other will be designated as secondary payee. On the death of the secondary payee, the Company will continue to make monthly Annuity Payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons.

On the death of the primary payee, the Company will continue to make Annuity Payments to the secondary payee in an amount equal to 50% of the payments, which would have been made during the lifetime of the primary payee. No further payments will be made once both payees have died.

Option 5 — Other Annuity Options. The Company will make any other arrangements for Annuity Payments as may be mutually agreed upon.

Income Options

Instead of one of the annuity options described above, and subject to the conditions described under “Election of Options,” all or part of the Contract’s Cash Surrender Value (or, if required by state law, Contract Value) may be paid under one or more of the following income options, provided that they are consistent with federal tax law qualification requirements. Payments under the income options may be elected on a monthly, quarterly, semiannual or annual basis:

Option 1 — Payments of a Fixed Amount. We will make equal payments of the amount elected until the Cash Surrender Value applied under this option has been exhausted. We will pay the first payment and all later payments from each funding option or the Fixed Account in proportion to the Cash Surrender Value attributable to each funding option and/or Fixed Account. The final payment will include any amount insufficient to make another full payment.

Option 2 — Payments for a Fixed Period without Life Contingency. We will make payments for the period selected. The amount of each payment will be equal to the remaining Cash Surrender Value applied under this option divided by the number of remaining payments.

Option 3 — Other Income Options. We will make any other arrangements for income options as may be mutually agreed upon.

Variable Liquidity Benefit

This benefit is only offered with the income option Payments for a Fixed Period without Life Contingency.

At any time after annuitization and before death, the Contract Owner may surrender and receive a payment equal to (A) minus (B), where (A) equals the present value of remaining certain payments, and (B) equals a surrender charge not to exceed the maximum surrender charge rate shown on the specifications page of the contract multiplied by (A). The interest rate used to calculate the present value is a rate 1% higher than the Assumed (Daily) Net Investment Factor used to calculate the Annuity Payments. The remaining period certain payments are assumed to be level payments equal to the most recent period certain payment prior to the request for this liquidity benefit.

MISCELLANEOUS CONTRACT PROVISIONS

Right to Return

You may return the Contract for a full refund of the Contract Value plus any contract charges and premium taxes you paid (but not any fees and charges the Underlying Fund assessed) within twenty days after you receive it (the “right to return period”). You bear the investment risk of investing in the Variable Funding Options during the right to return period; therefore, the Contract Value we return may be greater or less than your Purchase Payment.

If you purchase the Contract as an Individual Retirement Annuity, and return it within the first seven days after delivery, or longer if your state law permits, we will refund your Purchase Payment in full; during the remainder of the right to return period, we will refund the Contract Value (including charges).

We will determine the Contract Value following the close of the business day on which we receive your Contract and a Written Request for a refund. Where state law requires a different period, or the return of Purchase Payments or other variations of this provision, we will comply. Refer to your Contract for any state-specific information.

Termination

You do not need to make any Purchase Payments after the first to keep the Contract in effect. However, we reserve the right to terminate the Contract on any business day if your Contract Value as of that date is less than $1,000 and you have not made Purchase Payments for at least two years, unless otherwise specified by state law. Termination will not occur until 31 days after we have mailed notice of termination to your last known address and to any assignee of record. If we terminate the Contract, we will pay you the Cash Surrender Value less any applicable taxes.

Required Reports

As often as required by law, but at least once in each Contract Year before the due date of the first Annuity Payment, we will furnish a report showing the number of Accumulation Units credited to the Contract and the corresponding Accumulation Unit value(s) as of the report date for each funding option to which the Contract Owner has allocated amounts during the applicable period. The Company will keep all records required under federal and state laws.

Suspension of Payments

The Company reserves the right to suspend or postpone the date of any payment or determination of values on any business day (1) when the New York Stock Exchange (“the Exchange”) is closed; (2) when trading on the Exchange is restricted; (3) when an emergency exists, as determined by the SEC, so that the sale of securities held in the Separate Account may not reasonably occur, or so that the Company may not reasonably determine the value of the Separate Account’s net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. Payments from the Fixed Account may be delayed up to 6 months.

THE SEPARATE ACCOUNTS

The Travelers Insurance Company and The Travelers Life and Annuity Company each sponsor Separate Accounts: Fund ABD and Fund ABD II, respectively. Both Fund ABD and Fund ABD II were established on October 17, 1995 and are registered with the SEC as unit investment trusts (Separate Account) under the Investment Company Act of 1940, as amended. We will invest Separate Account assets attributable to the Contracts exclusively in the shares of the Variable Funding Options.

We hold the assets of Fund ABD and Fund ABD II for the exclusive and separate benefit of the owners of each Separate Account, according to the laws of Connecticut. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are, in accordance with the Contracts, credited to or charged against the Separate Account without regard to other income, gains and losses of the Company. The assets held by the Separate Account are not chargeable with liabilities arising out of any other business that we may conduct. Obligations under the Contract are obligations of the Company.

All investment income and other distributions of the funding options are payable to the Separate Account. We reinvest all such income and/or distributions in shares of the respective funding option at net asset value. Shares of the funding options are currently sold only to life insurance company Separate Accounts to fund variable annuity and variable life insurance contracts.

Certain variable annuity Separate Accounts and variable life insurance Separate Accounts may invest in the funding options simultaneously (called “mixed” and “shared” funding). It is conceivable that in the future it may be disadvantageous to do so. Although the Company and the Variable Funding Options do not currently foresee any such disadvantages either to variable annuity Contract Owners or variable life policy owners, each Underlying Fund’s Board of Directors intends to monitor events in order to identify any material conflicts between them and to determine what action, if any, should be taken. If a Board of Directors was to conclude that separate funds should be established for variable life and variable annuity Separate Accounts, the variable annuity Contract Owners would not bear any of the related expenses, but variable annuity Contract Owners and variable life insurance policy owners would no longer have the economies of scale resulting from a lar ger combined fund.

Performance Information

From time to time, we may advertise several types of historical performance for the Contract’s Variable Funding Options. We may advertise the “standardized average annual total returns” of the Variable Funding Option, calculated in a manner prescribed by the SEC, and the “nonstandardized total return,” as described below. Specific examples of the performance information appear in the SAI.

Standardized Method. We compute quotations of average annual total returns according to a formula in which a hypothetical initial investment of $1,000 is applied to the Variable Funding Option, and then related to ending redeemable values over one-, five-, and ten-year periods, or for a period covering the time during which the funding option has been in existence, if less. These quotations reflect the deduction of all recurring charges during each period (on a pro rata basis in the case of fractional periods). We convert the deduction for the annual contract administrative charge to a percentage of assets based on the actual fee collected, divided by the average net assets for Contracts sold. Each quotation assumes a total redemption at the end of each period with the applicable withdrawal charge deducted at that time.

Nonstandardized Method. We calculate nonstandardized “total returns” in a similar manner based on the performance of the funding options over a period of time, usually for the calendar year-to-date, and for the past one-, three-, five- and ten-year periods. Nonstandardized total returns will not reflect the deduction of the annual contract administrative charge, which, if reflected, would decrease the level of performance shown. These returns also do not reflect the withdrawal charge because we designed the Contract for long-term investment.

For Underlying Funds that were in existence before they became available as a funding option, the nonstandardized average annual total return quotations reflects the investment performance that such funding options would have achieved (reduced by the applicable charges) had the Underlying Fund been held under the Contract for the period quoted. The total return quotations are based upon historical earnings and are not necessarily representative of future performance.

General. Within the guidelines prescribed by the SEC and the National Association of Securities Dealers, Inc. (“NASD”), performance information may be quoted numerically or may be presented in a table, graph or other illustration. Advertisements may include data comparing performance to well-known indices of market performance (including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor’s (S&P) 500 Index, the S&P 400 Index, the Lehman Brothers Long T-Bond Index, the Russell 1000, 2000 and 3000 Indices, the Value Line Index and the Morgan Stanley Capital International’s EAFE Index). Advertisements may also include published editorial comments and performance rankings compiled by independent organizations (including, but not limited to, Lipper Analytical Services, Inc. and Morningstar, Inc.) and publications that monitor the performance of the Separate Account and the Variable Funding Options.

FEDERAL TAX CONSIDERATIONS

The following general discussion of the federal income tax consequences under this Contract is not intended to cover all situations, and is not meant to provide tax or legal advice. Because of the complexity of the law and the fact that the tax results will vary depending on many factors, you should consult your tax and/or legal adviser regarding your personal situation. For your information, a more detailed tax discussion is contained in the SAI.

Non-Resident Aliens

Distributions to non-resident aliens (“NRAs”) are subject to special and complex tax and withholding rules under the Code, some of which are based upon the particular facts and circumstances of the Contract Owner, the beneficiary and the transaction itself. In addition, Annuity Payments to NRAs in many countries are exempt from U.S. tax (or subject to lower rates) based upon a tax treaty. NRAs should seek guidance from a tax adviser regarding their personal situation.

General Taxation of Annuities

Congress has recognized the value of saving for retirement by providing certain tax benefits, in the form of tax deferral, for money put into an annuity. The Internal Revenue Code (Code) governs how this money is ultimately taxed, depending upon the type of Contract, Qualified or Nonqualified, and the manner in which the money is distributed, as briefly described below.

Tax-Free Exchanges: The Internal Revenue Code provides that, generally, no gain or loss is recognized when an annuity Contract is received in exchange for a life, endowment, or annuity Contract. Since different annuity Contracts have different expenses, fees and benefits, a tax-free exchange could result in your investment becoming subject to higher or lower fees and/or expenses.

Types of Contracts: Qualified or Nonqualified

If you purchase an annuity Contract with proceeds of an eligible rollover distribution from any qualified employee pension plan or individual retirement annuity (IRA), your Contract is referred to as a Qualified Contract. Some examples of qualified Contracts are: IRAs, tax-sheltered annuities established by public school systems or certain tax-exempt organizations under Code Section 403(b), corporate sponsored pension and profit-sharing plans (including 401(k) plans), Keogh Plans (for self-employed individuals), and certain other qualified deferred compensation plans. Another type of Qualified Contract is a Roth IRA, under which after-tax contributions accumulate until maturity, when amounts (including earnings) may be withdrawn tax-free. The rights and benefits under a Qualified Contract may be limited by the terms of the retirement plan, regardless of the terms and conditions of the Contract. If you purchase the Contract on an individual basis with after-tax dollars and not under one of the programs described above, your Contract is referred to as nonqualified.

Nonqualified Annuity Contracts

As the owner of a nonqualified annuity, you do not receive any tax benefit (deduction or deferral of income) on Purchase Payments, but you will not be taxed on increases in the value of your Contract until a distribution occurs — either as a withdrawal (distribution made prior to the Maturity Date), or as Annuity Payments. When a withdrawal is made, you are taxed on the amount of the withdrawal that is considered earnings under applicable tax laws. Similarly, when you receive an annuity payment, part of each payment is considered a return of your Purchase Payments and will not be taxed. The remaining portion of the annuity payment (i.e., any earnings) will be considered ordinary income for tax purposes.

If a nonqualified annuity is owned by other than an individual, however, (e.g., by a corporation), increases in the value of the Contract attributable to Purchase Payments made after February 28, 1986 are includible in income annually. Furthermore, for Contracts issued after April 22, 1987, if you transfer the Contract to another person or entity without adequate consideration, all deferred increases in value will be includable in your income at the time of the transfer.

If you make a partial withdrawal, this money will generally be taxed as first coming from earnings, (income in the contract), and then from your Purchase Payments. These withdrawn earnings are includable in your taxable income. (See “Penalty Tax for Premature Distributions” below.) There is income in the Contract to the extent the Contract Value exceeds your investment in the Contract. The investment in the Contract equals the total Purchase Payments you paid less any amount received previously which was excludible from gross income. Any direct or indirect borrowing against the value of the Contract or pledging of the Contract as security for a loan will be treated as a cash distribution under the tax law, and will have tax consequences in the year taken.

Federal tax law requires that nonqualified annuity Contracts meet minimum mandatory distribution requirements upon the death of the Contract Owner, including the first of joint owners. If these requirements are not met, the Contract will not be treated as an annuity Contract for Federal income tax purposes and earnings under the Contract will be taxable currently, not when distributed. The distribution required depends, among other things, upon whether an annuity option is elected or whether the succeeding Contract Owner is the surviving spouse. We will administer Contracts in accordance with these rules and we will notify you when you should begin receiving payments. There is a more complete discussion of these rules in the SAI.

Puerto Rico Tax Considerations

The Puerto Rico Internal Revenue Code of 1994 (the “1994 Code”) taxes distributions from nonqualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 1994 Code first as a return of investment. Therefore, no taxable income is recognized for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. Similarly, the amount of income on annuity distributions (payable over your lifetime) is calculated differently. Since Puerto Rico residents are also subject to U.S. income tax on all income other than income sourced to Puerto Rico, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 1994 Code provides a credit against the Puerto Rico income tax for U.S. income taxes, an individual may not get full credit because of the timing differences. You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution, particularly a partial distribution or election to annuitize.

Qualified Annuity Contracts

Under a qualified annuity, since amounts paid into the Contract have generally not yet been taxed, the full amount of such distributions, including lump-sum withdrawals and Annuity Payments, are generally taxed at the ordinary income tax rate unless the distribution is transferred to an eligible rollover account or Contract. The Contract is available as a vehicle for IRA rollovers and for other qualified Contracts. There are special rules which govern the taxation of qualified Contracts, including withdrawal restrictions, requirements for mandatory distributions, and contribution limits. We have provided a more complete discussion in the SAI.

Note to participants in qualified plans including 401, 403(b), 457 as well as IRA owners: While annual plan contribution limits may be increased from time to time by Congress and the IRS for federal income tax purposes, these limits must be adopted by each state for the higher limits to be effective at a state income tax level. In other words, the permissible contribution limit for income tax purposes may be different at the federal level from your state’s income tax laws. Please consult your employer or tax adviser regarding this issue.

Penalty Tax for Premature Distributions

For both Qualified and Nonqualified Contracts, taxable distributions taken before the Contract Owner has reached the age of 591/2 will be subject to a 10% additional tax penalty unless the distribution is taken in a series of periodic distributions, for life or life expectancy, or unless the distribution follows the death or disability of the Contract Owner. Other exceptions may be available in certain qualified plans. The 10% additional tax is in addition to any penalties that may apply under your Contract and the normal income taxes due on the distribution.

Diversification Requirements for Variable Annuities

The Code requires that any nonqualified variable annuity contracts based on a Separate Account shall not be treated as an annuity for any period if investments made in the account are not adequately diversified. Final tax regulations define how Separate Accounts must be diversified. The Company monitors the diversification of investments constantly and believes that its accounts are adequately diversified. The consequence of any failure to diversify is essentially the loss to the Contract owner of tax-deferred treatment. The Company intends to administer all Contracts subject to this provision of law in a manner that will maintain adequate diversification.

Ownership of the Investments

In certain circumstances, owners of variable annuity Contracts have been considered to be the owners of the assets of the underlying Separate Account for federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the Contract Owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the number of funds available and the flexibility of the Contract Owner to allocate premium payments and transfer amounts among the funding options, have not been addressed in public rulings. While we believe that the Contract does not give the Contract Owner investment control over Separate Account assets, we reserve the right to modify the Contract as necessary to prevent a Contract Owner from being treated as the owner of the Separate Account assets supporting the Contract.

Mandatory Distributions For Qualified Plans

Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which an IRA owner attains age 70 1/2. Participants in qualified plans and 403(b) annuities may defer minimum distributions until the later of April 1st of the calendar year following the calendar year in which they attain age 70 1/2 or the year of retirement.

Minimum Distributions For Beneficiaries. When a death benefit becomes due upon the death of the owner and/or Annuitant, minimum distributions may be taken over the life expectancy of the beneficiary not less than annually within one year from the date of death or the funds remaining in the Contract must be completely withdrawn within five years from the date of death.

Taxation of Death Benefit Proceeds

Amounts may be distributed from a Contract because of the death of an owner or Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the contract; or (ii) if distributed under a Payment Option, they are taxed in the same way as Annuity Payments.

OTHER INFORMATION

The Insurance Companies

Please refer to your Contract to determine which Company issued your Contract.

The Travelers Insurance Company is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company is an indirect wholly-owned subsidiary of Citigroup Inc. The Company’s Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.

The Travelers Life and Annuity Company is a stock insurance company chartered in 1973 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States (except New York), the District of Columbia and Puerto Rico. The Company is an indirect wholly-owned subsidiary of Citigroup Inc. The Company’s Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.

Financial Statements

The financial statements for the Company and its Separate Account are located in the Statement of Additional Information.

Distribution of Variable Annuity Contracts

We intend to sell the Contracts in all jurisdictions where we are licensed to do business and where the Contract is approved. Any registered representative of affiliated or independent broker-dealers who sells the Contracts will be qualified to sell variable annuities under applicable federal and state laws. Each broker-dealer is registered with the SEC under the Securities Exchange Act of 1934, and all are members of the NASD. The Contract is offered through both affiliated and non-affiliated broker dealers. The principal underwriter of the Contracts is our affiliate, Travelers Distribution LLC, One Cityplace, Hartford, CT.

Up-front compensation paid to sales representatives will not exceed 10% of the Purchase Payments made under the Contracts. If asset based compensation is paid, it will not exceed 2% of the average account value annually. In addition, Tower Square Securities, Inc., an affiliate of the Company, receives additional incentive payments from the Company relating to the sale of the Contracts. Also, we may pay additional compensation or permit other promotional incentives in cash, credit or other compensation for, among other things, training, marketing and services provided.

Conformity with State and Federal Laws

The laws of the state in which we deliver a Contract govern that Contract. Where a state has not approved a Contract feature or funding option, it will not be available in that state. Any paid-up annuity, Cash Surrender Value or death benefits that are available under the Contract are not less than the minimum benefits required by the statutes of the state in which we delivered the Contract. We reserve the right to make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any law or regulation issued by any governmental agency to which the Company, the Contract or the Contract Owner is subject.

Voting Rights

The Company is the legal owner of the shares of the Underlying Funds. However, we believe that when an Underlying Fund solicits proxies in conjunction with a vote of shareholders we are required to obtain from you and from other owners instructions on how to vote those shares. We will vote all shares, including those we may own on our own behalf, and those where we have not received instructions from Contract Owners, in the same proportion as shares for which we received voting instructions. Should we determine that we are no longer required to comply with the above, we will vote on the shares in our own right. In certain limited circumstances, and when permitted by law, we may disregard voting instructions. If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual report to Contract Owners.

Legal Proceedings and Opinions

Legal matters in connection with the federal laws and regulations affecting the issue and sale of the contract described in this prospectus, as well as the organization of the Companies, their authority to issue variable annuity contracts under Connecticut law and the validity of the forms of the variable annuity contracts under Connecticut law, have been passed on by the Deputy General Counsel of the Companies.

There are no pending legal proceedings affecting either Separate Account or the principal underwriter. There are no pending legal proceedings against either Company likely to have a material adverse effect on the ability of either Company to meet its obligations under the applicable Contract.

APPENDIX A — CONDENSED FINANCIAL INFORMATION

THE TRAVELERS FUND ABD FOR VARIABLE ANNUITIES
Accumulation Unit Values (in dollars)

The following tables provide the Accumulation Unit Value information for the variable charge of 1.40% = (Standard Death Benefit without E.S.P.) and the variable charge of 1.60% = (Standard Death Benefit with E.S.P.).

1.25 M&E, 0.15 Adm = 1.40% Net Expense

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Capital Appreciation Fund (4/97)	2002	1.739	1.285	30,628,303
	2001	2.387	1.739	37,797,218
	2000	3.098	2.387	37,804,248
	1999	2.046	3.098	25,971,911
	1998	1.283	2.046	10,561,314
	1997	1.032	1.283	870,525
	1996	1.000	1.032	—

Money Market Portfolio (7/97)	2002	1.187	1.187	37,562,237
	2001	1.160	1.187	40,133,062
	2000	1.107	1.160	15,545,185
	1999	1.070	1.107	16,750,270
	1998	1.033	1.070	9,244,927
	1997	1.000	1.033	345,682

AIM Variable Insurance Funds
AIM V.I. Premier Equity Fund — Series I (9/00)	2002	0.755	0.519	7,491,542
	2001	0.875	0.755	7,280,717

Alliance Variable Product Series Fund, Inc.
Premier Growth Portfolio — Class B (5/00)	2002	0.640	0.436	18,860,012
	2001	0.786	0.640	21,249,041
	2000	1.000	0.786	8,906,509

Credit Suisse Trust
Credit Suisse Emerging Markets Portfolio (6/98)	2002	0.789	0.688	2,659,825
	2001	0.886	0.789	2,463,748
	2000	1.313	0.886	2,477,705
	1999	0.734	1.313	892,012
	1998	1.000	0.734	223,688

THE TRAVELERS FUND ABD FOR VARIABLE ANNUITIES
Accumulation Unit Values (in dollars)

1.25 M&E, 0.15 Adm = 1.40% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Delaware VIP Trust
VIP REIT Series — Standard Class (6/98)	2002	1.203	1.240	4,187,869
	2001	1.121	1.203	1,959,474
	2000	0.866	1.121	732,010
	1999	0.901	0.866	357,910
	1998	1.000	0.901	96,983

Dreyfus Variable Investment Fund
Appreciation Portfolio — Initial Shares (5/98)	2002	1.071	0.880	10,947,330
	2001	1.198	1.071	11,107,345
	2000	1.223	1.198	10,147,802
	1999	1.112	1.223	7,840,789
	1998	1.000	1.112	2,937,245

Small Cap Portfolio — Initial Shares (5/98)	2002	1.094	0.872	13,477,877
	2001	1.182	1.094	11,594,005
	2000	1.058	1.182	6,798,006
	1999	0.871	1.058	3,387,052
	1998	1.000	0.871	1,435,805

Franklin Templeton Variable Insurance Products Trust
Mutual Shares Securities Fund — Class 2 (5/02)	2002	1.000	0.845	177,623

Templeton Growth Securities Fund — Class 2 (5/02)	2002	1.000	0.792	191,381

Greenwich Street Series Fund
Equity Index Portfolio — Class II Shares (6/99)	2002	0.848	0.649	15,365,066
	2001	0.982	0.848	13,010,004
	2000	1.098	0.982	4,272,617
	1999	1.000	1.098	753,819

Salomon Brothers Variable Emerging Growth Fund — Class I (5/02)	2002	1.000	0.758	16,289

Salomon Brothers Variable Growth & Income Fund — Class I (5/02)	2002	1.000	0.800	85,414

THE TRAVELERS FUND ABD FOR VARIABLE ANNUITIES
Accumulation Unit Values (in dollars)

1.25 M&E, 0.15 Adm = 1.40% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Janus Aspen Series
Balanced Portfolio — Service Shares (5/00)	2002	0.911	0.839	14,830,766
	2001	0.972	0.911	13,475,207
	2000	1.000	0.972	4,934,773

Global Life Sciences Portfolio — Service Shares (5/00)	2002	0.931	0.647	3,729,488
	2001	1.135	0.931	4,102,883
	2000	1.000	1.135	1,951,454

Global Technology Portfolio — Service Shares (5/00)	2002	0.415	0.242	11,940,339
	2001	0.672	0.415	10,706,223
	2000	1.000	0.672	5,661,986

Worldwide Growth Portfolio — Service Shares (5/00)	2002	0.609	0.446	15,628,277
	2001	0.798	0.609	16,824,804
	2000	1.000	0.798	7,908,763

PIMCO Variable Insurance Trust
Total Return Portfolio — Administrative Class (5/01)	2002	1.053	1.132	20,028,983
	2001	1.000	1.053	4,888,796

Putnam Variable Trust
Putnam VT International Growth Fund — Class IB Shares (5/01)	2002	0.857	0.696	3,980,191
	2001	1.000	0.857	1,555,346

Putnam VT Small Cap Value Fund — Class IB Shares (5/01)	2002	1.088	0.877	1,357,973
	2001	1.000	1.088	432,357

Putnam VT Voyager II Fund — Class IB Shares (5/01)	2002	0.806	0.560	299,898
	2001	1.000	0.806	269,501

THE TRAVELERS FUND ABD FOR VARIABLE ANNUITIES
Accumulation Unit Values (in dollars)

1.25 M&E, 0.15 Adm = 1.40% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Salomon Brothers Variable Series Fund Inc.
Capital Fund — Class I (10/98)	2002	1.529	1.130	11,108,929
	2001	1.522	1.529	5,065,288
	2000	1.305	1.522	907,328

Investors Fund — Class I (6/98)	2002	1.216	0.923	19,285,141
	2001	1.287	1.216	15,853,833
	2000	1.132	1.287	7,090,936
	1999	1.029	1.132	3,905,967
	1998	1.000	1.029	1,764,644

Large Cap Growth Fund — Class I (5/02)	2002	1.000	0.800	12,895

Small Cap Growth Fund — Class I (5/00)	2002	0.903	0.581	1,607,182
	2001	0.987	0.903	1,517,383
	2000	1.000	0.987	417,439

The Travelers Series Trust
Convertible Securities Portfolio (5/98)	2002	1.270	1.165	11,385,903
	2001	1.299	1.270	9,680,620
	2000	1.170	1.299	3,349,925
	1999	1.000	1.170	1,137,997
	1998	1.000	1.000	458,699

Disciplined Mid Cap Stock Portfolio (6/97)	2002	1.677	1.417	5,642,651
	2001	1.773	1.677	5,089,354
	2000	1.541	1.773	3,629,362
	1999	1.377	1.541	2,663,507
	1998	1.195	1.377	1,425,770
	1997	1.000	1.195	120,880

Equity Income Portfolio (5/97)	2002	1.521	1.291	25,581,166
	2001	1.652	1.521	27,130,603
	2000	1.535	1.652	22,535,737
	1999	1.484	1.535	19,892,863
	1998	1.339	1.484	12,301,819
	1997	1.026	1.339	639,656
	1996	1.000	1.026	—

THE TRAVELERS FUND ABD FOR VARIABLE ANNUITIES
Accumulation Unit Values (in dollars)

1.25 M&E, 0.15 Adm = 1.40% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Federated High Yield Portfolio (5/97)	2002	1.089	1.114	10,745,854
	2001	1.084	1.089	10,746,070
	2000	1.196	1.084	10,245,417
	1999	1.177	1.196	10,237,038
	1998	1.140	1.177	7,715,310
	1997	1.000	1.140	620,667

Federated Stock Portfolio (5/97)	2002	1.592	1.266	5,995,963
	2001	1.588	1.592	6,935,446
	2000	1.552	1.588	7,399,547
	1999	1.494	1.552	7,710,739
	1998	1.285	1.494	4,599,587
	1997	1.000	1.285	352,550

Large Cap Portfolio (6/97)	2002	1.459	1.111	21,047,983
	2001	1.790	1.459	24,478,964
	2000	2.123	1.790	22,306,844
	1999	1.665	2.123	15,562,311
	1998	1.245	1.665	6,662,550
	1997	1.023	1.245	491,869
	1996	1.000	1.023	—

Lazard International Stock Portfolio (5/97)	2002	0.928	0.796	13,668,745
	2001	1.275	0.928	15,755,872
	2000	1.460	1.275	14,943,761
	1999	1.216	1.460	10,264,070
	1998	1.095	1.216	6,533,760
	1997	1.027	1.095	849,629
	1996	1.000	1.027	—

MFS Emerging Growth Portfolio (4/97)	2002	1.371	0.889	14,224,892
	2001	2.179	1.371	17,469,577
	2000	2.766	2.179	16,347,854
	1999	1.587	2.766	11,222,748
	1998	1.198	1.587	5,891,811
	1997	1.004	1.198	528,553
	1996	1.000	1.004	—

THE TRAVELERS FUND ABD FOR VARIABLE ANNUITIES
Accumulation Unit Values (in dollars)

1.25 M&E, 0.15 Adm = 1.40% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

MFS Mid Cap Growth Portfolio (4/98)	2002	1.295	0.653	17,198,804
	2001	1.721	1.295	17,692,810
	2000	1.595	1.721	10,884,619
	1999	0.985	1.595	3,220,420
	1998	1.000	0.985	696,846

MFS Research Portfolio (5/98)	2002	0.915	0.675	2,775,596
	2001	1.197	0.915	3,043,071
	2000	1.285	1.197	2,244,673
	1999	1.054	1.285	1,352,776
	1998	1.000	1.054	149,981

Travelers Quality Bond Portfolio (5/97)	2002	1.257	1.311	38,055,248
	2001	1.190	1.257	30,037,629
	2000	1.128	1.190	16,565,402
	1999	1.131	1.128	13,396,194
	1998	1.057	1.131	9,328,606
	1997	1.001	1.057	378,758
	1996	1.000	1.001	—

Travelers Series Fund Inc.
AIM Capital Appreciation Portfolio (9/00)	2002	0.588	0.442	5,204,466
	2001	0.783	0.588	5,177,186

Alliance Growth Portfolio (6/97)	2002	1.508	0.988	25,280,072
	2001	1.765	1.508	31,918,323
	2000	2.189	1.765	32,922,575
	1999	1.679	2.189	25,024,627
	1998	1.319	1.679	13,211,206
	1997	1.037	1.319	1,062,634
	1996	1.000	1.037	—

MFS Total Return Portfolio (5/97)	2002	1.496	1.397	42,905,992
	2001	1.517	1.496	38,437,801
	2000	1.319	1.517	29,382,873
	1999	1.303	1.319	27,173,225
	1998	1.183	1.303	16,380,184
	1997	1.000	1.183	962,287

THE TRAVELERS FUND ABD FOR VARIABLE ANNUITIES
Accumulation Unit Values (in dollars)

1.25 M&E, 0.15 Adm = 1.40% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Putnam Diversified Income Portfolio (5/97)	2002	1.069	1.116	2,458,578
	2001	1.040	1.069	3,562,219
	2000	1.059	1.040	3,631,654
	1999	1.062	1.059	3,396,677
	1998	1.070	1.062	1,955,397
	1997	1.007	1.070	51,659
	1996	1.000	1.007	—

Van Kampen Life Investment Trust
Comstock Portfolio — Class II Shares (12/00)	2002	1.024	0.814	6,548,811
	2001	1.069	1.024	3,476,351

Enterprise Portfolio — Class II Shares (12/00)	2002	0.781	0.542	592,083
	2001	0.997	0.781	522,639

Variable Insurance Products Fund II
Contrafund® Portfolio — Service Class 2 (5/00)	2002	0.796	0.710	9,701,628
	2001	0.923	0.796	8,023,592
	2000	1.000	0.923	3,113,370

Variable Insurance Products Fund III
Dynamic Capital Appreciation Portfolio — Service Class 2 (12/00)	2002	0.673	0.614	240,022
	2001	0.957	0.673	12,128

Mid Cap Portfolio — Service Class 2 (12/00)	2002	0.999	0.887	5,310,526
	2001	1.000	0.999	1,727,443

THE TRAVELERS FUND ABD FOR VARIABLE ANNUITIES
Accumulation Unit Values (in dollars)

1.25 M&E, 0.15 Adm, .20 ESP = 1.60% Net Expense

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Capital Appreciation Fund (4/97)	2002	1.737	1.280	40,937
	2001	2.387	1.737	53,852

Money Market Portfolio (7/97)	2002	1.185	1.182	—
	2001	1.160	1.185	—

AIM Variable Insurance Funds
AIM V.I. Premier Equity Fund — Series I (9/00)	2002	0.754	0.517	1,313
	2001	0.875	0.754	—

Alliance Variable Product Series Fund, Inc.
Premier Growth Portfolio — Class B (5/00)	2002	0.639	0.435	35,399
	2001	0.786	0.639	31,971

Credit Suisse Trust
Credit Suisse Emerging Markets Portfolio (6/98)	2002	0.788	0.686	1,211
	2001	0.886	0.788	—

Delaware VIP Trust
VIP REIT Series — Standard Class (6/98)	2002	1.201	1.235	28,968
	2001	1.121	1.201	26,587

Dreyfus Variable Investment Fund
Appreciation Portfolio — Initial Shares (5/98)	2002	1.069	0.876	46,073
	2001	1.198	1.069	47,043

Small Cap Portfolio — Initial Shares (5/98)	2002	1.092	0.869	12,139
	2001	1.182	1.092	2,257

Franklin Templeton Variable Insurance Products Trust
Mutual Shares Securities Fund — Class 2 (5/02)	2002	1.000	0.844	—

Templeton Growth Securities Fund — Class 2 (5/02)	2002	1.000	0.791	—

Greenwich Street Series Fund
Equity Index Portfolio — Class II Shares (6/99)	2002	0.847	0.647	59,536
	2001	0.982	0.847	56,525

THE TRAVELERS FUND ABD FOR VARIABLE ANNUITIES
Accumulation Unit Values (in dollars)

1.25 M&E, 0.15 Adm, .20 ESP = 1.60% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Salomon Brothers Variable Emerging Growth Fund — Class I (5/02)	2002	1.000	0.757	—

Salomon Brothers Variable Growth & Income Fund — Class I (5/02)	2002	1.000	0.799	—

Janus Aspen Series
Balanced Portfolio — Service Shares (5/00)	2002	0.910	0.836	349,207
	2001	0.972	0.910	334,095

Global Life Sciences Portfolio — Service Shares (5/00)	2002	0.930	0.645	9,514
	2001	1.135	0.930	9,514

Global Technology Portfolio — Service Shares (5/00)	2002	0.414	0.241	—
	2001	0.672	0.414	—

Worldwide Growth Portfolio — Service Shares (5/00)	2002	0.608	0.444	178,641
	2001	0.798	0.608	259,969

PIMCO Variable Insurance Trust
Total Return Portfolio — Administrative Class (5/01)	2002	1.051	1.129	3,948
	2001	1.000	1.051	289,359

Putnam Variable Trust
Putnam VT International Growth Fund — Class IB Shares (5/01)	2002	0.856	0.694	—
	2001	1.000	0.856	—

Putnam VT Small Cap Value Fund — Class IB Shares (5/01)	2002	1.087	0.874	4,646
	2001	1.000	1.087	—

Putnam VT Voyager II Fund — Class IB Shares (5/01)	2002	0.805	0.558	—
	2001	1.000	0.805	—

THE TRAVELERS FUND ABD FOR VARIABLE ANNUITIES
Accumulation Unit Values (in dollars)

1.25 M&E, 0.15 Adm, .20 ESP = 1.60% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Salomon Brothers Variable Series Fund Inc.
Capital Fund — Class I (10/98)	2002	1.527	1.126	164,831
	2001	1.522	1.527	133,745

Investors Fund — Class I (6/98)	2002	1.214	0.920	340,212
	2001	1.287	1.214	197,379

Large Cap Growth Fund — Class I (5/02)	2002	1.000	0.799	—

Small Cap Growth Fund — Class I (5/00)	2002	0.901	0.579	217,040
	2001	0.987	0.901	94,940

The Travelers Series Trust
Convertible Securities Portfolio (5/98)	2002	1.268	1.161	28,571
	2001	1.299	1.268	25,172

Disciplined Mid Cap Stock Portfolio (6/97)	2002	1.675	1.412	12,327
	2001	1.773	1.675	11,704

Equity Income Portfolio (5/97)	2002	1.519	1.287	64,328
	2001	1.652	1.519	89,211

Federated High Yield Portfolio (5/97)	2002	1.088	1.110	19,150
	2001	1.084	1.088	19,686

Federated Stock Portfolio (5/97)	2002	1.589	1.262	—
	2001	1.588	1.589	—

Large Cap Portfolio (6/97)	2002	1.457	1.107	108,235
	2001	1.790	1.457	138,251

Lazard International Stock Portfolio (5/97)	2002	0.926	0.793	1,301
	2001	1.275	0.926	—

MFS Emerging Growth Portfolio (4/97)	2002	1.369	0.886	—
	2001	2.179	1.369	—

MFS Mid Cap Growth Portfolio (4/98)	2002	1.293	0.651	4,108
	2001	1.721	1.293	3,615

THE TRAVELERS FUND ABD FOR VARIABLE ANNUITIES
Accumulation Unit Values (in dollars)

1.25 M&E, 0.15 Adm, .20 ESP = 1.60% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

MFS Research Portfolio (5/98)	2002	0.914	0.673	5,321
	2001	1.197	0.914	5,234

Travelers Quality Bond Portfolio (5/97)	2002	1.255	1.306	89,378
	2001	1.190	1.255	34,750

Travelers Series Fund Inc.
AIM Capital Appreciation Portfolio (9/00)	2002	0.587	0.440	—
	2001	0.783	0.587	—

Alliance Growth Portfolio (6/97)	2002	1.506	0.984	—
	2001	1.765	1.506	—

MFS Total Return Portfolio (5/97)	2002	1.493	1.392	46,137
	2001	1.517	1.493	139,865

Putnam Diversified Income Portfolio (5/97)	2002	1.067	1.112	—
	2001	1.040	1.067	—

Van Kampen Life Investment Trust
Comstock Portfolio — Class II Shares (12/00)	2002	1.023	0.811	511,591
	2001	1.069	1.023	554,533

Enterprise Portfolio — Class II Shares (12/00)	2002	0.779	0.540	162,175
	2001	0.997	0.779	249,534

Variable Insurance Products Fund II
Contrafund® Portfolio — Service Class 2 (5/00)	2002	0.795	0.707	173,492
	2001	0.923	0.795	67,791

Variable Insurance Products Fund III
Dynamic Capital Appreciation Portfolio — Service Class 2 (12/00)	2002	0.672	0.612	—
	2001	0.957	0.672	—

Mid Cap Portfolio — Service Class 2 (12/00)	2002	0.998	0.883	99,631
	2001	1.000	0.998	4,842

Notes

Effective January 2, 2003, Dreyfus Variable Investment Fund: Small Cap Portfolio changed its name to Developing Leaders Portfolio.

The number of units outstanding for the 2001 yearend have been restated to include Annuity Units, where appropriate.

The date next to each funding option’s name reflects the date money first came into the funding option through the Separate Account.

Funding options not listed above had no amounts allocated to them or were not available as of December 31, 2002.

“Number of Units outstanding at end of period” may include units for Contract Owners in payout phase, where appropriate.

Travelers Series Fund Inc.: Putnam Diversified Income Portfolio is no longer available to new Contract Owners

APPENDIX B — CONDENSED FINANCIAL INFORMATION

THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES
Accumulation Unit Values (in dollars)

The following tables provide the Accumulation Unit Value information for the variable charge of 1.40% = (Standard Death Benefit without E.S.P.) and the variable charge of 1.60% = (Standard Death Benefit with E.S.P.).

1.25 M&E, 0.15 Adm = 1.40% Net Expense

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Capital Appreciation Fund (12/96)	2002	1.739	1.285	42,634,828
	2001	2.387	1.739	53,418,968
	2000	3.098	2.387	61,812,417
	1999	2.046	3.098	46,942,401
	1998	1.283	2.046	23,010,432
	1997	1.032	1.283	6,344,051
	1996	1.000	1.032	29,824

Money Market Portfolio (2/97)	2002	1.187	1.187	50,704,937
	2001	1.160	1.187	58,256,805
	2000	1.107	1.160	34,878,359
	1999	1.070	1.107	37,736,754
	1998	1.033	1.070	16,762,447
	1997	1.000	1.033	5,369,177

AIM Variable Insurance Funds
AIM V.I. Premier Equity Fund — Series I (4/01)	2002	0.755	0.519	4,949,369
	2001	0.875	0.755	3,727,475

Alliance Variable Product Series Fund, Inc.
Premier Growth Portfolio — Class B (5/00)	2002	0.640	0.436	17,729,828
	2001	0.786	0.640	18,982,017
	2000	1.000	0.786	13,647,974

Credit Suisse Trust
Credit Suisse Emerging Markets Portfolio (5/98)	2002	0.789	0.688	4,787,661
	2001	0.886	0.789	4,624,645
	2000	1.313	0.886	4,854,365
	1999	0.734	1.313	2,521,807
	1998	1.000	0.734	780,839

THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES
Accumulation Unit Values (in dollars)

1.25 M&E, 0.15 Adm = 1.40% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Delaware VIP Trust
VIP REIT Series — Standard Class (5/98)	2002	1.203	1.240	4,376,831
	2001	1.121	1.203	2,866,778
	2000	0.866	1.121	2,273,183
	1999	0.901	0.866	1,280,359
	1998	1.000	0.901	632,612

Dreyfus Variable Investment Fund
Appreciation Portfolio — Initial Shares (4/98)	2002	1.071	0.880	10,611,490
	2001	1.198	1.071	11,636,949
	2000	1.223	1.198	12,271,080
	1999	1.112	1.223	10,488,399
	1998	1.000	1.112	2,833,960

Small Cap Portfolio — Initial Shares (4/98)	2002	1.094	0.872	19,868,161
	2001	1.182	1.094	19,065,688
	2000	1.058	1.182	13,636,390
	1999	0.871	1.058	7,815,322
	1998	1.000	0.871	3,051,249

Franklin Templeton Variable Insurance Products Trust
Mutual Shares Securities Fund — Class 2 (5/02)	2002	1.000	0.845	201,578

Templeton Growth Securities Fund — Class 2 (5/02)	2002	1.000	0.792	508,837

Greenwich Street Series Fund
Equity Index Portfolio — Class II Shares (5/99)	2002	0.848	0.649	16,724,050
	2001	0.982	0.848	16,104,947
	2000	1.098	0.982	10,807,508
	1999	1.000	1.098	3,460,443

Salomon Brothers Variable Emerging Growth Fund — Class I (7/02)	2002	1.000	0.758	58,025

Salomon Brothers Variable Growth & Income Fund — Class I (7/02)	2002	1.000	0.800	30,873

THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES
Accumulation Unit Values (in dollars)

1.25 M&E, 0.15 Adm = 1.40% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Janus Aspen Series
Balanced Portfolio — Service Shares (5/00)	2002	0.911	0.839	15,615,585
	2001	0.972	0.911	12,635,819
	2000	1.000	0.972	5,246,201

Global Life Sciences Portfolio — Service Shares (5/00)	2002	0.931	0.647	2,609,664
	2001	1.135	0.931	3,200,999
	2000	1.000	1.135	2,447,663

Global Technology Portfolio — Service Shares (5/00)	2002	0.415	0.242	7,815,420
	2001	0.672	0.415	9,044,726
	2000	1.000	0.672	7,604,465

Worldwide Growth Portfolio — Service Shares (5/00)	2002	0.609	0.446	22,039,418
	2001	0.798	0.609	22,841,930
	2000	1.000	0.798	13,421,744

PIMCO Variable Insurance Trust
Total Return Portfolio — Administrative Class (5/01)	2002	1.053	1.132	23,164,168
	2001	1.000	1.053	5,336,214

Putnam Variable Trust
Putnam VT International Growth Fund — Class IB Shares (5/01)	2002	0.857	0.696	2,571,497
	2001	1.000	0.857	999,717

Putnam VT Small Cap Value Fund — Class IB Shares (6/01)	2002	1.088	0.877	2,277,647
	2001	1.000	1.088	816,572

Putnam VT Voyager II Fund — Class IB Shares (7/01)	2002	0.806	0.560	392,679
	2001	1.000	0.806	154,441

THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES
Accumulation Unit Values (in dollars)

1.25 M&E, 0.15 Adm = 1.40% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Salomon Brothers Variable Series Fund Inc.
Capital Fund — Class I (5/98)	2002	1.529	1.130	14,322,306
	2001	1.522	1.529	12,398,140
	2000	1.305	1.522	5,750,512

Investors Fund — Class I (4/98)	2002	1.216	0.923	19,758,109
	2001	1.287	1.216	19,646,073
	2000	1.132	1.287	12,889,045
	1999	1.029	1.132	8,670,638
	1998	1.000	1.029	3,232,444

Large Cap Growth Fund — Class I (7/02)	2002	1.000	0.800	37,706

Small Cap Growth Fund — Class I (5/00)	2002	0.903	0.581	5,433,439
	2001	0.987	0.903	4,642,573
	2000	1.000	0.987	2,056,506

The Travelers Series Trust
Convertible Securities Portfolio (5/98)	2002	1.270	1.165	12,056,558
	2001	1.299	1.270	12,986,021
	2000	1.170	1.299	7,553,759
	1999	1.000	1.170	2,431,429

Disciplined Mid Cap Stock Portfolio (6/97)	2002	1.677	1.417	8,864,245
	2001	1.773	1.677	8,489,614
	2000	1.541	1.773	8,454,275
	1999	1.377	1.541	6,716,626
	1998	1.195	1.377	5,142,990
	1997	1.000	1.195	1,668,733

Equity Income Portfolio (12/96)	2002	1.521	1.291	34,048,348
	2001	1.652	1.521	37,812,927
	2000	1.535	1.652	37,849,058
	1999	1.484	1.535	35,687,217
	1998	1.339	1.484	25,733,333
	1997	1.026	1.339	6,719,150
	1996	1.000	1.026	30,196

THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES
Accumulation Unit Values (in dollars)

1.25 M&E, 0.15 Adm = 1.40% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Federated High Yield Portfolio (1/97)	2002	1.089	1.114	17,457,622
	2001	1.084	1.089	18,647,220
	2000	1.196	1.084	19,736,049
	1999	1.177	1.196	22,260,856
	1998	1.140	1.177	18,811,555
	1997	1.000	1.140	4,566,993

Federated Stock Portfolio (1/97)	2002	1.592	1.266	10,775,970
	2001	1.588	1.592	12,221,263
	2000	1.552	1.588	13,157,332
	1999	1.494	1.552	14,406,177
	1998	1.285	1.494	11,892,034
	1997	1.000	1.285	3,816,999

Large Cap Portfolio (12/96)	2002	1.459	1.111	27,044,542
	2001	1.790	1.459	31,933,410
	2000	2.123	1.790	34,231,282
	1999	1.665	2.123	28,051,763
	1998	1.245	1.665	15,040,703
	1997	1.023	1.245	4,815,858
	1996	1.000	1.023	7,800

Lazard International Stock Portfolio (12/96)	2002	0.928	0.796	26,640,453
	2001	1.275	0.928	31,145,128
	2000	1.460	1.275	30,394,514
	1999	1.216	1.460	25,226,349
	1998	1.095	1.216	17,270,810
	1997	1.027	1.095	5,694,288
	1996	1.000	1.027	5,702

MFS Emerging Growth Portfolio (12/96)	2002	1.371	0.889	20,932,892
	2001	2.179	1.371	25,825,528
	2000	2.766	2.179	29,190,353
	1999	1.587	2.766	22,881,721
	1998	1.198	1.587	15,538,984
	1997	1.004	1.198	4,218,974
	1996	1.000	1.004	31,886

THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES
Accumulation Unit Values (in dollars)

1.25 M&E, 0.15 Adm = 1.40% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

MFS Mid Cap Growth Portfolio (4/98)	2002	1.295	0.653	14,799,098
	2001	1.721	1.295	16,854,809
	2000	1.595	1.721	14,558,647
	1999	0.985	1.595	4,760,902
	1998	1.000	0.985	965,761

MFS Research Portfolio (5/98)	2002	0.915	0.675	1,529,363
	2001	1.197	0.915	2,090,679
	2000	1.285	1.197	1,772,277
	1999	1.054	1.285	669,474
	1998	1.000	1.054	211,400

Travelers Quality Bond Portfolio (12/96)	2002	1.257	1.311	32,768,047
	2001	1.190	1.257	35,205,769
	2000	1.128	1.190	26,960,877
	1999	1.131	1.128	26,069,226
	1998	1.057	1.131	15,435,236
	1997	1.001	1.057	3,137,736
	1996	1.000	1.001	95,203

Travelers Series Fund Inc.
AIM Capital Appreciation Portfolio (10/00)	2002	0.588	0.442	2,972,707
	2001	1.000	0.588	2,101,669

Alliance Growth Portfolio (12/96)	2002	1.508	0.988	39,829,841
	2001	1.765	1.508	49,964,273
	2000	2.189	1.765	55,775,319
	1999	1.679	2.189	47,167,905
	1998	1.319	1.679	31,011,054
	1997	1.037	1.319	8,259,362
	1996	1.000	1.037	2,250

MFS Total Return Portfolio (1/97)	2002	1.496	1.397	56,799,646
	2001	1.517	1.496	58,954,968
	2000	1.319	1.517	53,326,538
	1999	1.303	1.319	54,290,552
	1998	1.183	1.303	42,017,841
	1997	1.000	1.183	9,959,634

THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES
Accumulation Unit Values (in dollars)

1.25 M&E, 0.15 Adm = 1.40% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Putnam Diversified Income Portfolio (12/96)	2002	1.069	1.116	4,569,590
	2001	1.040	1.069	5,471,566
	2000	1.059	1.040	5,247,966
	1999	1.062	1.059	4,489,463
	1998	1.070	1.062	3,797,291
	1997	1.007	1.070	1,132,608
	1996	1.000	1.007	3,300

Van Kampen Life Investment Trust
Comstock Portfolio — Class II Shares (12/00)	2002	1.024	0.814	13,051,055
	2001	1.069	1.024	8,766,086

Enterprise Portfolio — Class II Shares (5/98)	2002	0.781	0.542	2,652,351
	2001	0.997	0.781	2,530,977

Variable Insurance Products Fund II
Contrafund® Portfolio — Service Class 2 (5/00)	2002	0.796	0.710	10,767,860
	2001	0.923	0.796	8,215,904
	2000	1.000	0.923	3,718,600

Variable Insurance Products Fund III
Dynamic Capital Appreciation Portfolio — Service Class 2 (6/01)	2002	0.673	0.614	1,029,633
	2001	0.957	0.673	101,442

Mid Cap Portfolio — Service Class 2 (1/01)	2002	0.999	0.887	4,832,433
	2001	0.999	0.999	1,308,941

THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES
Accumulation Unit Values (in dollars)

1.25 M&E, 0.15 Adm, .20 ESP = 1.60% Net Expense

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Capital Appreciation Fund (12/96)	2002	1.737	1.280	270,019
	2001	2.040	1.737	336,154

Money Market Portfolio (2/97)	2002	1.185	1.182	496,277
	2001	1.169	1.185	360,510

AIM Variable Insurance Funds
AIM V.I. Premier Equity Fund — Series I (4/01)	2002	0.754	0.517	357,964
	2001	0.830	0.754	241,521

Alliance Variable Product Series Fund, Inc.
Premier Growth Portfolio — Class B (5/00)	2002	0.639	0.435	661,958
	2001	0.712	0.639	324,584

Credit Suisse Trust
Credit Suisse Emerging Markets Portfolio (5/98)	2002	0.788	0.686	22,508
	2001	0.916	0.788	20,143

Delaware VIP Trust
VIP REIT Series — Standard Class (5/98)	2002	1.201	1.235	140,640
	2001	1.097	1.201	50,526

Dreyfus Variable Investment Fund
Appreciation Portfolio — Initial Shares (4/98)	2002	1.069	0.876	371,768
	2001	1.143	1.069	336,104

Small Cap Portfolio — Initial Shares (4/98)	2002	1.092	0.869	379,872
	2001	1.131	1.092	96,701

Franklin Templeton Variable Insurance Products Trust
Mutual Shares Securities Fund — Class 2 (5/02)	2002	1.000	0.844	—

Templeton Growth Securities Fund — Class 2 (5/02)	2002	1.000	0.791	10,262

Greenwich Street Series Fund
Equity Index Portfolio — Class II Shares (5/99)	2002	0.847	0.647	503,511
	2001	0.916	0.847	422,599

THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES
Accumulation Unit Values (in dollars)

1.25 M&E, 0.15 Adm, .20 ESP = 1.60% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Salomon Brothers Variable Emerging Growth Fund — Class I (7/02)	2002	1.000	0.757	—

Salomon Brothers Variable Growth & Income Fund — Class I (7/02)	2002	1.000	0.799	—

Janus Aspen Series
Balanced Portfolio — Service Shares (5/00)	2002	0.910	0.836	1,889,750
	2001	0.949	0.910	1,393,717

Global Life Sciences Portfolio — Service Shares (5/00)	2002	0.930	0.645	146,706
	2001	0.904	0.930	95,078

Global Technology Portfolio — Service Shares (5/00)	2002	0.414	0.241	387,276
	2001	0.524	0.414	175,237

Worldwide Growth Portfolio — Service Shares (5/00)	2002	0.608	0.444	2,427,740
	2001	0.715	0.608	2,406,047

PIMCO Variable Insurance Trust
Total Return Portfolio — Administrative Class (5/01)	2002	1.051	1.129	604,082
	2001	1.000	1.051	103,986

Putnam Variable Trust
Putnam VT International Growth Fund — Class IB Shares (5/01)	2002	0.856	0.694	74,910
	2001	1.000	0.856	24,093

Putnam VT Small Cap Value Fund — Class IB Shares (6/01)	2002	1.087	0.874	57,411
	2001	1.000	1.087	27,820

Putnam VT Voyager II Fund — Class IB Shares (7/01)	2002	0.805	0.558	89,067
	2001	1.000	0.805	7,226

THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES
Accumulation Unit Values (in dollars)

1.25 M&E, 0.15 Adm, .20 ESP = 1.60% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Salomon Brothers Variable Series Fund Inc.
Capital Fund — Class I (5/98)	2002	1.527	1.126	1,870,724
	2001	1.587	1.527	1,558,759

Investors Fund — Class I (4/98)	2002	1.214	0.920	1,382,902
	2001	1.308	1.214	1,037,329

Large Cap Growth Fund — Class I (7/02)	2002	1.000	0.799	—

Small Cap Growth Fund — Class I (5/00)	2002	0.901	0.579	1,204,866
	2001	0.904	0.901	940,675

The Travelers Series Trust
Convertible Securities Portfolio (5/98)	2002	1.268	1.161	484,977
	2001	1.313	1.268	279,787

Disciplined Mid Cap Stock Portfolio (6/97)	2002	1.675	1.412	115,579
	2001	1.675	1.675	60,704

Equity Income Portfolio (12/96)	2002	1.519	1.287	1,313,576
	2001	1.607	1.519	841,328

Federated High Yield Portfolio (1/97)	2002	1.088	1.110	223,221
	2001	1.170	1.088	142,360

Federated Stock Portfolio (1/97)	2002	1.589	1.262	58,964
	2001	1.629	1.589	49,959

Large Cap Portfolio (12/96)	2002	1.457	1.107	697,276
	2001	1.635	1.457	580,647

Lazard International Stock Portfolio (12/96)	2002	0.926	0.793	91,836
	2001	1.207	0.926	31,327

MFS Emerging Growth Portfolio (12/96)	2002	1.369	0.886	92,230
	2001	1.719	1.369	89,035

MFS Mid Cap Growth Portfolio (4/98)	2002	1.293	0.651	359,238
	2001	1.491	1.293	72,577

THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES
Accumulation Unit Values (in dollars)

1.25 M&E, 0.15 Adm, .20 ESP = 1.60% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

MFS Research Portfolio (5/98)	2002	0.914	0.673	19,612
	2001	1.080	0.914	30,471

Travelers Quality Bond Portfolio (12/96)	2002	1.255	1.306	567,356
	2001	1.235	1.255	84,704

Travelers Series Fund Inc.
AIM Capital Appreciation Portfolio (10/00)	2002	0.587	0.440	71,936
	2001	0.683	0.587	—

Alliance Growth Portfolio (12/96)	2002	1.506	0.984	182,286
	2001	1.749	1.506	118,014

MFS Total Return Portfolio (1/97)	2002	1.493	1.392	892,719
	2001	1.523	1.493	354,027

Putnam Diversified Income Portfolio (12/96)	2002	1.067	1.112	—
	2001	1.083	1.067	—

Van Kampen Life Investment Trust
Comstock Portfolio — Class II Shares (12/00)	2002	1.023	0.811	7,429,824
	2001	1.089	1.023	5,630,049

Enterprise Portfolio — Class II Shares (5/98)	2002	0.779	0.540	1,392,298
	2001	0.850	0.779	1,289,753

Variable Insurance Products Fund II
Contrafund® Portfolio — Service Class 2 (5/00)	2002	0.795	0.707	1,448,191
	2001	0.845	0.795	812,432

Variable Insurance Products Fund III
Dynamic Capital Appreciation Portfolio — Service Class 2 (6/01)	2002	0.672	0.612	—
	2001	0.780	0.672	—

Mid Cap Portfolio — Service Class 2 (1/01)	2002	0.998	0.883	645,680
	2001	0.984	0.998	422,120

Notes

Effective January 2, 2003, Dreyfus Variable Investment Fund: Small Cap Portfolio changed its name to Developing Leaders Portfolio.

The number of units outstanding for the 2001 yearend have been restated to include Annuity Units, where appropriate.

The date next to each funding option’s name reflects the date money first came into the funding option through the Separate Account.

Funding options not listed above had no amounts allocated to them or were not available as of December 31, 2002.

“Number of Units outstanding at end of period” may include units for Contract Owners in payout phase, where appropriate.

Travelers Series Fund Inc.: Putnam Diversified Income Portfolio is no longer available to new Contract Owners

APPENDIX C

THE FIXED ACCOUNT

The Fixed Account is part of the Company’s general account assets. These general account assets include all assets of the Company other than those held in the Separate Accounts sponsored by the Company or its affiliates.

The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the general account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

Under the Fixed Account, the Company assumes the risk of investment gain or loss, guarantees a specified interest rate, and guarantees a specified periodic annuity payment. The investment gain or loss of the Separate Account or any of the funding options does not affect the Fixed Account Contract Value, or the dollar amount of fixed Annuity Payments made under any payout option.

We guarantee that, at any time, the Fixed Account Contract Value will not be less than the amount of the Purchase Payments allocated to the Fixed Account, plus interest credited as described below, less any applicable premium taxes or prior withdrawals.

Purchase payments allocated to the Fixed Account and any transfers made to the Fixed Account become part of the Company’s general account, which supports insurance and annuity obligations. Where permitted by state law, we reserve the right to restrict Purchase Payments into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified in your Contract. The general account and any interest therein is not registered under, or subject to the provisions of, the Securities Act of 1933 or Investment Company Act of 1940. We will invest the assets of the Fixed Account at our discretion. Investment income from such Fixed Account assets will be allocated to us and to the Contracts participating in the Fixed Account.

Investment income from the Fixed Account allocated to us includes compensation for mortality and expense risks borne by us in connection with Fixed Account Contracts. The amount of such investment income allocated to the Contracts will vary from year to year in our sole discretion at such rate or rates as we prospectively declare from time to time.

We guarantee the initial rate for any allocations into the Fixed Account for one year from the date of such allocation. We guarantee subsequent renewal rates for the calendar quarter. We also guarantee that for the life of the Contract we will credit interest at a rate not less than the minimum interest rate allowed by state law. We reserve the right to change the rate subject to applicable state law. We will determine any interest we credit to amounts allocated to the Fixed Account in excess of the minimum guaranteed rate in our sole discretion. You assume the risk that interest credited to the Fixed Account may not exceed the minimum guaranteed rate for any given year. We have no specific formula for determining the interest rate. Some factors we may consider are regulatory and tax requirements, general economic trends and competitive factors

Transfers

You may make transfers from the Fixed Account to any other available Variable Funding Option(s) twice a year during the 30 days following the semiannual anniversary of the Contract Date. We limit transfers to an amount of up to 15% of the Fixed Account Contract Value on the semiannual Contract Date anniversary. (This restriction does not apply to transfers under the Dollar Cost Averaging Program.) Amounts previously transferred from the Fixed Account to Variable Funding Options may not be transferred back to the Fixed Account for a period of at least six months from the date of transfer. We reserve the right to waive either of these restrictions. Where permitted by state law, we reserve the right to restrict transfers into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified in your Contract.

C-1

APPENDIX D

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains more specific information and financial statements relating to The Travelers Insurance Company or The Travelers Life and Annuity Company. A list of the contents of the Statement of Additional Information is set forth below:

      The Insurance Company
      Principal Underwriter
      Distribution and Principal Underwriting Agreement
      Valuation of Assets
      Performance Information
      Federal Tax Considerations
      Independent Accountants
      Financial Statements

Copies of the Statement of Additional Information dated May 1, 2003 are available without charge. To request a copy, please clip this coupon on the line above, enter your name and address in the spaces provided below, and mail to: The Travelers Insurance Company, Annuity Investor Services, One Cityplace, Hartford, Connecticut 06103-3415. The Travelers Insurance Company Statement of Additional Information is printed on Form L-20686S, and The Travelers Life and Annuity Statement of Additional Information is printed on Form L-20687S.

Name:

Address:

D-1

L-20686	May 1, 2003

Travelers Life & Annuity
Portfolio Architect Select Annuity Prospectus:
The Travelers Fund ABD For Variable Annuities
The Travelers Fund ABD II For Variable Annuities

This prospectus describes Travelers Life & Annuity Portfolio Architect Select Annuity, a flexible premium deferred variable annuity contract (the “Contract”) issued by The Travelers Insurance Company or The Travelers Life and Annuity Company. Refer to the first page of your Contract for the name of your issuing company. The Contract is available in connection with certain retirement plans that qualify for special federal income tax treatment (“Qualified Contracts”) as well as those that do not qualify for such treatment (“Nonqualified Contracts”). We may issue it as an individual contract or as a group contract. When we issue a group contract, you will receive a certificate summarizing the Contract's provisions. For convenience, we refer to Contracts and certificates as “Contracts.”

You can choose to have your premium (“Purchase Payments”) accumulate on a variable and/or, subject to availability, fixed basis in one of our funding options. Your Contract Value before the Maturity Date and the amount of monthly income afterwards will vary daily to reflect the investment experience of the Variable Funding Options you select. You bear the investment risk of investing in the Variable Funding Options. The Variable Funding Options are:

Capital Appreciation Fund	The Travelers Series Trust
Money Market Portfolio	Convertible Securities Portfolio
AIM Variable Insurance Funds, Inc.	Disciplined Mid Cap Stock Portfolio
AIM V.I. Premier Equity Fund — Series I	Equity Income Portfolio
AllianceBernstein Variable Product Series Fund, Inc.	Federated High Yield Portfolio
AllianceBernstein Premier Growth Portfolio — Class B(1)	Federated Stock Portfolio
Delaware VIP Trust	Large Cap Portfolio
Delaware VIP REIT Series — Standard Class	Lazard International Stock Portfolio
Dreyfus Variable Investment Fund	MFS Emerging Growth Portfolio
Dreyfus Variable Investment Fund — Appreciation Portfolio –	MFS Mid Cap Growth Portfolio
Initial Shares	Travelers Quality Bond Portfolio
Dreyfus Variable Investment Fund — Developing Leaders	Travelers Series Fund Inc.
Portfolio — Initial Shares(2)	AIM Capital Appreciation Portfolio
Greenwich Street Series Fund	Alliance Growth Portfolio
Appreciation Portfolio	MFS Total Return Portfolio
Equity Index Portfolio — Class II Shares	Smith Barney Aggressive Growth Portfolio
Fundamental Value Portfolio	Smith Barney Large Capitalization Growth Portfolio
Janus Aspen Series	Van Kampen Life Investment Trust
Balanced Portfolio — Service Shares	Comstock Portfolio Class II Shares
Global Life Sciences Portfolio — Service Shares	Emerging Growth Portfolio Class II Shares
Global Technology Portfolio — Service Shares	Variable Insurance Products Fund II
Worldwide Growth Portfolio — Service Shares	Contrafund® Portfolio — Service Class 2
PIMCO Variable Insurance Trust	Variable Insurance Products Fund III
Total Return Portfolio — Administrative Class	Mid Cap Portfolio — Service Class 2
Putnam Variable Trust
Putnam VT International Equity Fund — Class IB Shares(3)
Salomon Brothers Variable Series Funds Inc.
All Cap Fund — Class I(4)
Investors Fund — Class I

______________

(1)	Formerly Premier Growth Portfolio — Class B	(3)	Formerly Putnam VT International Growth Fund — Class IB Shares
(2)	Formerly Small Cap Portfolio — Initial Shares	(4)	Formerly Capital Fund — Class I

The Contract, certain contract features and/or some of the funding options may not be available in all states.

This prospectus provides the information that you should know before investing in the Contract. You can receive additional information about your Contract by requesting a copy of the Statement of Additional Information (“SAI”) dated May 1, 2003. We filed the SAI with the Securities and Exchange Commission (“SEC”), and it is incorporated by reference into this prospectus. To request a copy, write to The Travelers Insurance Company, Annuity Investor Services, One Cityplace, Hartford, Connecticut 06103-3415, call 1-800-842-8573 or access the SEC’s website (http://www.sec.gov). See Appendix D for the SAI’s table of contents.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Variable annuity contracts are not deposits of any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Prospectus dated May 1, 2003

Glossary	3	Fixed Annuity	30
Summary	5	Payment Options	30
Fee Table	8	Election of Options	30
Condensed Financial Information	13	Annuity Options	30
The Annuity Contract	13	Income Options	31
Contract Owner Inquiries	14	Variable Liquidity Benefit	31
Purchase Payments	14	Miscellaneous Contract Provisions	32
Accumulation Units	14	Right to Return	32
The Variable Funding Options	14	Termination	32
Fixed Account	18	Required Reports	32
Charges and Deductions	18	Suspension of Payments.	32
General	18	The Separate Accounts	32
Withdrawal Charge	19	Performance Information	33
Free Withdrawal Allowance	20	Federal Tax Considerations	34
Administrative Charges	20	Non-Resident Aliens	34
Mortality and Expense Risk Charge	20	General Taxation of Annuities.	34
Variable Liquidity Benefit Charge	20	Types of Contracts: Qualified or
E.S.P. Charge	21	Nonqualified	34
Variable Funding Option Expenses	21	Nonqualified Annuity Contracts	34
Premium Tax	21	Puerto Rico Tax Considerations	35
Changes in Taxes Based Upon		Qualified Annuity Contracts	35
Premium or Value	21	Penalty Tax for Premature Distributions	35
Transfers	21	Diversification Requirements for Variable
Dollar Cost Averaging	22	Annuities	35
Access to Your Money	23	Ownership of the Investments	36
Systematic Withdrawals	23	Mandatory Distributions for Qualified Plans	36
Loans	23	Taxation of Death Benefit Proceeds	36
Ownership Provisions	23	Other Information	36
Types of Ownership	23	The Insurance Companies	36
Contract Owner	23	Financial Statements	37
Beneficiary	24	Distribution of Variable Annuity Contracts	37
Annuitant	24	Conformity with State and Federal Laws	37
Contingent Annuitant	24	Voting Rights	37
Death Benefit	24	Legal Proceedings and Opinions	37
Death Proceeds Before the Maturity Date	24	Appendix A: Condensed Financial
Enhanced Stepped-Up Provision (“E.S.P.”)	25	Information for The Travelers Fund
Payment of Proceeds	26	ABD for Variable Annuities	A-1
Spousal Contract Continuance	28	Appendix B: Condensed Financial
Beneficiary Contract Continuance	28	Information for The Travelers
Planned Death Benefit	28	Fund ABD II for Variable Annuities	B-1
Death Proceeds After the Maturity Date	29	Appendix C: The Fixed Account	C-1
The Annuity Period	29	Appendix D: Contents of the Statement of
Maturity Date	29	Additional Information	D-1
Allocation of Annuity	29
Variable Annuity	29

2

Glossary

Accumulation Unit — an accounting unit of measure used to calculate the value of this Contract before Annuity Payments begin.

Annuitant — the person on whose life the Maturity Date and Annuity Payments depend.

Annuity Payments — a series of periodic payments (a) for life; (b) for life with a minimum number of payments; (c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor; or (d) for a fixed period.

Annuity Unit — an accounting unit of measure used to calculate the amount of Annuity Payments.

Cash Surrender Value — the Contract Value less any withdrawal charge and premium tax not previously deducted.

Code — the Internal Revenue Code of 1986, as amended, and all related laws and regulations that are in effect during the term of this Contract.

Contingent Annuitant — the individual who becomes the Annuitant when the Annuitant who is not the owner dies prior to the Maturity Date.

Contract Date — the date on which the Contract is issued.

Contract Owner (you) — the person named in the Contract (on the specifications page) as the owner of the Contract.

Contract Value — Purchase Payments, plus or minus any investment experience on the amounts allocated to the variable funds or interest on amounts allocated to the Fixed Account, adjusted by any applicable charges and withdrawals.

Contract Years — twelve month periods beginning with the Contract Date.

Death Report Date — the day on which we have received 1) Due Proof of Death and 2) written payment instructions or election of spousal or beneficiary contract continuation.

Due Proof of Death — (i) a copy of a certified death certificate; (ii) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; (iii) a written statement by a medical doctor who attended the deceased; or (iv) any other proof satisfactory to us.

Fixed Account — an account that consists of all of the assets under this Contract other than those in the Separate Account.

Home Office — the Home Office of The Travelers Insurance Company or The Travelers Life and Annuity Company or any other office that we may designate for the purpose of administering this Contract.

Maturity Date — the date on which the Annuity payments are to begin.

Payment Option — an annuity or income option elected under your Contract.

Purchase Payment — any premium paid by you to initiate or supplement this Contract.

Qualified Contract — a contract used in a retirement plan or program that is intended to qualify under Sections 401, 403, 408, or 414(d) of the Code.

Separate Account — a segregated account registered with the Securities and Exchange Commission (“SEC”), the assets of which are invested solely in the Variable Funding Options. The assets of the Separate Account are held exclusively for the benefit of Contract Owners.

Subaccount — that portion of the assets of a Separate Account that is allocated to a particular Variable Funding Option.

Underlying Fund — a portfolio of an open-end management investment company that is registered with the SEC in which the Subaccounts invest.

3

Valuation Date — a date on which a Subaccount is valued.

Valuation Period — the period between successive valuations.

Variable Funding Option — an investment option that, through a Subaccount of the Separate Account, invests in an Underlying Fund.

We, us, our — The Travelers Insurance Company or The Travelers Life and Annuity Company.

Written Request — written information sent to us in a form and content satisfactory to us and received at our Home Office.

You, your — the Contract Owner.

4

Summary:
Travelers Life & Annuity

Portfolio Architect Select Annuity

This summary details some of the more important points that you should know and consider before purchasing the Contract. Please read the entire prospectus carefully.

What company will issue my Contract? Your issuing company is either The Travelers Insurance Company or The Travelers Life and Annuity Company, (“the Company,” “We” or “Us”). Refer to your Contract for the name of your issuing company. Each company sponsors its own segregated asset account (“Separate Account”). The Travelers Insurance Company sponsors the Travelers Fund ABD for Variable Annuities (“Fund ABD”); The Travelers Life and Annuity Company sponsors the Travelers Fund ABD II for Variable Annuities (“Fund ABD II”). When we refer to the Separate Account, we are referring to either Fund ABD or Fund ABD II, depending upon your issuing Company.

You may only purchase a Contract in states where the Contract has been approved for sale. The Contract may not currently be available for sale in all states.

Can you give me a general description of the Contract? We designed the Contract for retirement savings or other long-term investment purposes. The Contract provides a death benefit as well as guaranteed payout options. You direct your payment(s) to one or more of the Variable Funding Options and/or to the Fixed Account that is part of our general account (the “Fixed Account”). We guarantee money directed to the Fixed Account as to principal and interest. The Variable Funding Options are designed to produce a higher rate of return than the Fixed Account; however, this is not guaranteed. You can also lose money in the Variable Funding Options.

The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the payout phase (annuity period). During the accumulation phase generally, under a Qualified Contract, your pre-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal, presumably when you are in a lower tax bracket. During the accumulation phase, under a Nonqualified Contract, earnings on your after-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The payout phase occurs when you begin receiving payments from your Contract. The amount of money you accumulate in your Contract determines the amount of income (“Annuity Payments”) you receive during the payout phase.

During the payout phase, you may choose one of a number of annuity options. You may receive income payments from the Variable Funding Options and/or the Fixed Account. If you elect variable income payments, the dollar amount of your payments may increase or decrease. Once you choose one of the annuity options or income options and begin to receive payments, it cannot be changed.

Who should purchase this Contract? The Contract is currently available for use in connection with (1) individual nonqualified purchases; (2) rollovers from Individual Retirement Annuities (IRAs); (3) rollovers from other qualified retirement plans and (4) beneficiary-directed transfers of death proceeds from another contract. Qualified contracts include contracts qualifying under Section 401(a), 403(b), or 408(b) of the Internal Revenue Code of 1986, as amended. Purchase of this Contract through a tax qualified retirement plan (“Plan”) does not provide any additional tax deferral benefits beyond those provided by the Plan. Accordingly, if you are purchasing this Contract through a Plan, you should consider purchasing this Contract for its Death Benefit, Annuity Option Benefits, and other non-tax-related benefits.

You may purchase the Contract with an initial payment of at least $5000. You may make additional payments of at least $500 at any time during the accumulation phase. No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death proceeds.

Can I exchange my current annuity contract for this Contract? The Code generally permits you to exchange one annuity contract for another in a “tax-free exchange.” Therefore, you can transfer the proceeds from another annuity contract to purchase this Contract. Before making an exchange to acquire this Contract, you should carefully compare this Contract to your current contract. You may have to pay a surrender charge under your current contract to exchange it for this Contract, and this Contract has its own surrender charges that would apply to you. The other fees and charges under this Contract may be higher or lower and the benefits may be

5

different than those of your current contract. In addition, you may have to pay federal income or penalty taxes on the exchange if it does not qualify for tax-free treatment. You should not exchange another contract for this Contract unless you determine, after evaluating all the facts, the exchange is in your best interests. Remember that the person selling you the Contract generally will earn a commission on the sale.

Is there a right to return period? If you cancel the Contract within twenty days after you receive it, you will receive a full refund of your Contract Value plus any Contract charges and premium taxes you paid (but not fees and charges assessed by the Underlying Funds). Where state law requires a different right to return period, or the return of Purchase Payments, the Company will comply. You bear the investment risk on the Purchase Payment allocated to a Variable Funding Option during the right to return period; therefore, the Contract Value we return may be greater or less than your Purchase Payment.

If you purchased your Contract as an Individual Retirement Annuity, and you return it within the first seven days after delivery, or longer if your state law permits, we will refund your full Purchase Payment. During the remainder of the right to return period, we will refund your Contract Value (including charges we assessed). We will determine your Contract Value at the close of business on the day we receive a Written Request for a refund.

Can you give a general description of the Variable Funding Options and how they operate? The Variable Funding Options represent Subaccounts of The Separate Account. At your direction, the Separate Account, through its Subaccounts, uses your Purchase Payments to purchase units of one or more of the Underlying Funds that holds securities consistent with its own investment policy. Depending on market conditions, you may make or lose money in any of these Variable Funding Options.

You can transfer among the Variable Funding Options as frequently as you wish without any current tax implications. Currently there is no limit to the number of transfers allowed. We may, in the future, limit the number of transfers allowed. At a minimum, we would always allow one transfer every six months. We reserve the right to restrict transfers that we determine will disadvantage other Contract Owners. You may transfer between the Fixed Account and the Variable Funding Options twice a year (during the 30 days after the six-month Contract Date anniversary), provided the amount is not greater than 15% of the Fixed Account value on that date.

What expenses will be assessed under the Contract? The Contract has insurance features and investment features, and there are costs related to each. We deduct an administrative expense charge and a mortality and expense risk (“M&E”) charge daily from amounts you allocate to the Separate Account. We deduct the administrative expense charge at an annual rate of 0.15% and deduct the M&E at an annual rate of 1.25%. For Contracts with a value of less than $40,000, we also deduct an annual contract administrative charge of $30. Each Underlying Fund also charges for management costs and other expenses.

We will apply a withdrawal charge to withdrawals from the Contract, and will calculate it as a percentage of the Purchase Payments. The maximum percentage is 6%, decreasing to 0% in years eight and later.

If you select the Enhanced Stepped-Up Provision (“E.S.P.”), an additional 0.20% annually will be deducted from amounts in the Variable Funding Options. This provision is not available to a customer when either the Annuitant or owner is age 76 or older on the rider effective date.

If you select the Guaranteed Minimum Withdrawal Benefit (“GMWB”), a maximum of 1.00% annually will be deducted from amounts in the Variable Funding Options. The current charge is 0.40%.

If the Variable Liquidity Benefit is selected, there is a maximum surrender charge of 6% of the amounts withdrawn. Please refer to The Annuity Period for a description of this benefit.

How will my Purchase Payments and withdrawals be taxed? Generally, the payments you make to a qualified Contract during the accumulation phase are made with before-tax dollars. Generally, you will be taxed on your Purchase Payments and on any earnings when you make a withdrawal or begin receiving Annuity Payments. Under a nonqualified Contract, payments to the Contract are made with after-tax dollars, and earnings will generally accumulate tax-deferred. You will be taxed on these earnings when they are withdrawn from the Contract. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal penalty tax on the amount withdrawn.

6

For owners of qualified Contracts, if you reach a certain age, you may be required by federal tax laws to begin receiving payments from your annuity or risk paying a penalty tax. In those cases, we can calculate and pay you the minimum required distribution amounts.

How may I access my money? You can take withdrawals any time during the accumulation phase. Withdrawal charges may apply, as well as income taxes, and/or a penalty tax on amounts withdrawn.

What is the death benefit under the Contract? You may choose to purchase the Standard or Enhanced Death Benefit. The death benefit applies upon the first death of the Contract Owner, joint owner, or Annuitant. Assuming you are the Annuitant, the death benefit is as follows: If you die before the Contract is in the payout phase, the person you have chosen as your beneficiary will receive a death benefit. You may also choose to purchase the Enhanced Stepped-Up Provision, which, for a fee, may increase the amount of the death benefit. We calculate the death benefit value at the close of the business day on which our Home Office receives (1) Due Proof of Death and (2) written payment instructions or the election of spousal contract continuance or beneficiary contract continuance. Please refer to the Death Benefit section in the prospectus for more details.

Where may I find out more about Accumulation Unit values? The Condensed Financial Information in Appendix A or Appendix B to this prospectus provides more information about Accumulation Unit values.

Are there any additional features? This Contract has other features you may be interested in. These include:

    Dollar Cost Averaging. This is a program that allows you to invest a fixed amount of money in Variable Funding Options each month, theoretically giving you a lower average cost per unit over time than a single one-time purchase. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.
    Systematic Withdrawal Option. Before the Maturity Date, you can arrange to have money sent to you at set intervals throughout the year. Of course, any applicable income and penalty taxes will apply on amounts withdrawn. Withdrawals in excess of the annual free withdrawal allowance may be subject to a withdrawal charge.
    Automatic Rebalancing. You may elect to have the Company periodically reallocate the values in your Contract to match the rebalancing allocation selected.
    Enhanced Stepped-Up Provision (“E.S.P.”). For an additional charge, the total death benefit payable may be increased based on the earnings in your Contract
    Spousal Contract Continuance (subject to availability). If your spouse is named as an owner and/or beneficiary, and you die prior to the Maturity Date, your spouse may elect to continue the Contract as owner rather than have the death benefit paid to the beneficiary. This feature applies to a spousal joint Contract Owner and/or beneficiary only.
    Beneficiary Contract Continuance (not permitted for non-natural beneficiaries). If you die before the Maturity Date, and if the value of any beneficiary's portion of the death benefit is between $20,000 and $1,000,000 as of the date of your death, that beneficiary(s) may elect to continue his/her portion of the Contract rather than have the death benefit paid to the beneficiary.
7

FEE TABLE

The purpose of this Fee Table is to assist Contract Owners in understanding the various costs and expenses that you will bear, directly or indirectly, if you purchase this Contract. See Charges and Deductions in this prospectus for additional information. Expenses shown do not include premium taxes, which may be applicable. Each Variable Funding Option purchases shares of the Underlying Fund at net asset value. The net asset value already reflects the deduction of each Underlying Fund’s Total Operating Expenses as shown in the table below; therefore, you are indirectly bearing the costs of Underlying Fund expenses.

We receive payments or offsets from some of the Underlying Funds, their affiliates or service providers for providing administrative or other services for a fund. These payments vary in amount and currently we receive payments at an annual rate of up to 0.50% of the average net amount invested in an Underlying Fund on behalf of the Separate Accounts. These payments by the funds do not result in any charge to you in addition to the Total Annual Operating Expenses disclosed below for each fund.

Transaction Expenses

Withdrawal Charge

(as a percentage of the Purchase Payments withdrawn)

Years Since Purchase Payment Made		Withdrawal Charge

Greater than or Equal To	But less than

0 years	2 years	6%
2 years	4 years	5%
4 years	5 years	4%
5 years	6 years	3%
6 years	7 years	2%
7+ years		0%

Contract Administrative Charges

Annual Contract Administrative Charge	$30
(waived if Contract Value is $40,000 or more)

Annual Separate Account Charges:

(as a percentage of the average daily net assets of the Separate Account)

We will assess a maximum mortality and expense risk charge (“M & E”) of 1.25% and a maximum administrative expense charge of 0.15% on all contracts. In addition, there is a 0.20% charge for E.S.P. an optional feature. Below is a summary of all charges that may apply, depending on the features you select:

Mortality and Expense Risk Charge	1.25%
Administrative Expense Charge	0.15%
Total with No Optional Features Selected	1.40%
Total with E.S.P selected	1.60%
8

Variable Funding Option Expenses:

The first table below shows the minimum and maximum fees and expenses charged by any of the Funds as of December 31, 2002. The second table shows each Fund’s fees and expenses as of December 31, 2002. This information was provided by the Funds and we have not independently verified it. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

Minimum and Maximum Total Annual Fund Operating Expenses as of December 31, 2002

	Minimum (before reimbursement)	Maximum (before reimbursement)

Total Annual Fund Operating Expenses	0.42%	1.89%

Fund Fees and Expenses as of December 31, 2002 (unless otherwise indicated)

(as a percentage of average daily net assets of the funding option)

Funding Options:	Management Fee (before expense reimbursement)	Distribution and/or Service Fees (12b-1)	Other Expenses (before expense reimbursement)	Total Annual Operating Expenses (before expense reimbursement)#

Capital Appreciation Fund	0.81%	—	0.03%	0.84%(10)
Money Market Portfolio (Travelers)	0.38%	—	0.04%	0.42%(1)
AIM Variable Insurance Funds, Inc.
AIM V.I. Premier Equity Fund — Series I	0.61%	—	0.24%	0.85%
AllianceBernstein Variable Product Series Fund, Inc.
AllianceBernstein Premier Growth Portfolio — Class B*	1.00%	0.25%	0.06%	1.31%
Credit Suisse Trust
Emerging Markets Portfolio†	1.25%	—	0.64%	1.89%(2)
Delaware VIP Trust
Delaware VIP REIT Series — Standard Class	0.75%	—	0.09%	0.84%(3)
Dreyfus Variable Investment Fund
Dreyfus Variable Investment Fund — Appreciation Portfolio — Initial Shares	0.75%	—	0.03%	0.78%
Dreyfus Variable Investment Fund — Developing Leaders Portfolio — Initial Shares	0.75%	—	0.06%	0.81%
Greenwich Street Series Fund
Appreciation Portfolio	0.75%	—	0.02%	0.77%(11)
Diversified Strategic Income Portfolio†	0.65%	—	0.22%	0.87%(11)
Equity Index Portfolio — Class II Shares*	0.31%	0.25%	0.05%	0.61%(4)
Fundamental Value Portfolio	0.75%	—	0.03%	0.78%(11)
Janus Aspen Series
Balanced Portfolio — Service Shares*	0.65%	0.25%	0.02%	0.92%(5)
Global Life Sciences Portfolio — Service Shares*	0.65%	0.25%	0.22%	1.12%(5)
Global Technology Portfolio — Service Shares*	0.65%	0.25%	0.07%	0.97%(5)
Worldwide Growth Portfolio — Service Shares*	0.65%	0.25%	0.05%	0.95%(5)
9

Funding Options:	Management Fee (before expense reimbursement)	Distribution and/or Service Fees (12b-1)	Other Expenses (before expense reimbursement)	Total Annual Operating Expenses (before expense reimbursement)#

PIMCO Variable Insurance Trust
Total Return Portfolio — Administrative Class	0.25%	—	0.41%	0.66%(6)
Putnam Variable Trust
Putnam VT Discovery Growth Fund — Class IB Shares*	0.70%	0.25%	0.86%	1.81%
Putnam VT International Equity Fund — Class IB Shares*	0.77%	0.25%	0.22%	1.24%
Salomon Brothers Variable Series Funds Inc.
All Cap Fund — Class I	0.85%	—	0.12%	0.97%
Investors Fund — Class I	0.70%	—	0.11%	0.81%(7)
The Travelers Series Trust
Convertible Securities Portfolio	0.66%	—	0.15%	0.81%(11)
Disciplined Mid Cap Stock Portfolio	0.76%	—	0.09%	0.85%(11)
Equity Income Portfolio	0.75%	—	0.09%	0.84%(8)
Federated High Yield Portfolio	0.71%	—	0.18%	0.89%(11)
Federated Stock Portfolio	0.69%	—	0.15%	0.84%(11)
Large Cap Portfolio	0.75%	—	0.10%	0.85%(9)
Lazard International Stock Portfolio	0.89%	—	0.17%	1.06%(10)
MFS Emerging Growth Portfolio	0.81%	—	0.08%	0.89%(11)
MFS Mid Cap Growth Portfolio	0.86%	—	0.07%	0.93%(12)
Travelers Quality Bond Portfolio	0.38%	—	0.06%	0.44%(13)
Travelers Series Fund Inc.
AIM Capital Appreciation Portfolio	0.80%	—	0.05%	0.85%(14)
Alliance Growth Portfolio	0.80%	—	0.03%	0.83%(14)
MFS Total Return Portfolio	0.80%	—	0.03%	0.83%(14)
Smith Barney Aggressive Growth Portfolio	0.80%	—	0.03%	0.83%(15)
Smith Barney Large Capitalization Growth Portfolio	0.75%	—	0.05%	0.80%
Van Kampen Life Investment Trust
Comstock Portfolio Class II Shares*	0.60%	0.25%	0.09%	0.94%
Emerging Growth Portfolio Class II Shares*	0.70%	0.25%	0.08%	1.03%
Variable Insurance Products Fund II
Contrafund® Portfolio — Service Class 2*	0.58%	0.25%	0.10%	0.93%(16)
Variable Insurance Products Fund III
Mid Cap Portfolio — Service Class 2*	0.58%	0.25%	0.12%	0.95%(17)

______________

*	The 12b-1 fees deducted from these classes cover certain distribution, shareholder support and administrative services provided by intermediaries (the insurance company, broker dealer or other service provider).

†	Closed to new investors.

#	Expense reimbursements and waivers that are voluntary may be terminated at any time.

Notes

     (1)   The Travelers Insurance Company reimbursed Money Market Portfolio for $71,805 in expenses for the year ended December 31, 2002. For the year ended December 31, 2002, there was a voluntary expense limitation. As a result of the voluntary expense limitation, the ratio of expense to average net assets will not exceed 0.40%. Management fee includes an administration fee.

     (2)   Fee waivers, expense reimbursements, or expense credits reduced expenses for the Emerging Markets Portfolio during 2002, but this may be discontinued at any time. With such reductions, the Management Fees, Other Expenses and Total Annual Operating Expenses would equal 1.25%, 0.15% and 1.40%, respectively. The Other Expenses are based on annualized estimates of expenses for the fiscal year ending December 31, 2002, net of any fee waivers or expense reimbursements.

10

     (3)   The investment advisor for the Delaware VIP REIT Series is Delaware Management Company (“DMC”). For the period May 1, 2001 through April 30, 2002, the advisor waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, and extraordinary expenses) would not exceed 0.85%. For the period May 1, 2002 through April 30, 2003, the advisor waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, and extraordinary expenses) would not exceed 0.95%. Effective May 1, 2003 through April 30, 2004, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, and extraordinary expenses) will not exceed 0.95%. Under its Management Agreement, the S eries pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1,500 million, 0.60% on assets in excess of $2,500 million, all per year.

     (4)   Management fee includes administration fees. Effective June 24, 2002, the Advisory fee for GSS Equity Index Portfolio increased to 0.25% from 0.15%, therefore the actual Management fee for the year was a blended rate of 0.20% plus 0.06% in Administration fees.

     (5)   Expenses for all Portfolios are based upon expenses for the year ended December 31, 2002. Expenses are stated both with and without contractual waivers by Janus Capital. Waivers, if applicable, are first applied against the management fee and then against other expenses, and will continue until at least the next annual renewal of the advisory agreements. All expenses are shown without the effect of any expense offset arrangements.

     (6)   “Other Expenses” reflects a 0.25% administrative fee, and 0.01% representing the Portfolio’s pro rata Trustees’ fees. PIMCO has contractually agreed to reduce total annual portfolio operating expenses for the Administrative Class shares to the extent they would exceed, due to the payment of organizational expenses and Trustees’ fees 0.65% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

     (7)   As a result of a voluntary expense limitation, expense ratios will not exceed 1.00%.

     (8)   Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time. Including such reductions, Total Annual Operating expenses for the Equity Income Portfolio were 0.78%.

     (9)   Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time. Including such reductions, Total Annual Operating expenses for the Large Cap Portfolio were 0.81%.

     (10)   Management fee includes an administration fee. Fund has a voluntary expense cap of 1.25%.

     (11)   Management fee includes an administration fee. Fund has a voluntary expense cap of 0.80%.

     (12)   Management fee includes an administration fee. Fund has a voluntary expense cap of 1.00%.

     (13)   Management fee includes an administration fee. Fund has a voluntary expense cap of 0.75%.

     (14)   Fund has a voluntary expense cap of 1.25%.

     (15)   Fund has a voluntary expense cap of 1.00%.

     (16)   Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time. Including such reductions, Total Annual Operating expenses for the Fidelity VIP Contrafund Portfolio — Service Class 2 were 0.90%.

     (17)   Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time. Including such reductions, Total Annual Operating expenses for the Fidelity VIP Mid Cap Portfolio — Service Class 2 were 0.88%.

11

Examples

These examples show what your costs would be under certain hypothetical situations. The examples do not represent past or future expenses. Your actual expenses may be more or less than those shown. We base examples on the annual expenses of the Underlying Funds for the year ended December 31, 2002. The examples are based on the Funds’ Total Annual Operating Expenses before reimbursement, and do not reflect any waivers or reimbursements. If you have selected Variable Funding Options that have voluntarily or contractually agreed to limit the Total Annual Operating Expenses, your expenses may be lower.

You would pay the following expenses on a $10,000 investment, assuming a 5% annual return on assets and the maximum charges reflected in the expense table above. If you do not elect all the optional features, your expenses will be lower. The examples also reflect the annual contract administrative charge.

	If Contract is surrendered at the end of period shown:				If Contract is NOT surrendered or annuitized at end of period shown:

Funding Option	1 year	3 years	5years	10 years	1 year	3 years	5 years	10 years

Capital Appreciation Fund	850	1269	1715	2806	250	769	1315	2806
Money Market Portfolio (Travelers)	808	1143	1503	2379	208	643	1103	2379
AIM Variable Insurance Funds, Inc.
AIM V.I. Premier Equity Fund — Series I	851	1272	1721	2816	251	772	1321	2816
AllianceBernstein Variable Product Series Fund, Inc.
AllianceBernstein Premier Growth Portfolio — Class B	897	1410	1948	3261	297	910	1548	3261
Credit Suisse Trust
Emerging Markets Portfolio†	955	1580	2226	3792	355	1080	1826	3792
Delaware VIP Trust
Delaware VIP REIT Series — Standard Class	850	1269	1715	2806	250	769	1315	2806
Dreyfus Variable Investment Fund
Dreyfus Variable Investment Fund — Appreciation Portfolio — Initial Shares	844	1251	1685	2746	244	751	1285	2746
Dreyfus Variable Investment Fund — Developing Leaders Portfolio — Initial Shares	847	1260	1700	2776	247	760	1300	2776
Greenwich Street Series Fund
Appreciation Portfolio	843	1248	1680	2736	243	748	1280	2736
Diversified Strategic Income Portfolio†	853	1278	1730	2836	253	778	1330	2836
Equity Index Portfolio — Class II Shares	827	1200	1600	2575	227	700	1200	2575
Fundamental Value Portfolio	844	1251	1685	2746	244	751	1285	2746
Janus Aspen Series
Balanced Portfolio — Service Shares	858	1293	1755	2885	258	793	1355	2885
Global Life Sciences Portfolio — Service Shares	878	1353	1854	3080	278	853	1454	3080
Global Technology Portfolio — Service Shares	863	1308	1780	2934	263	808	1380	2934
Worldwide Growth Portfolio — Service Shares	861	1302	1770	2915	261	802	1370	2915
PIMCO Variable Insurance Trust
Total Return Portfolio — Administrative Class	832	1215	1625	2625	232	715	1225	2625
12

	If Contract is surrendered at the end of period shown:				If Contract is NOT surrendered or annuitized at end of period shown:

Funding Option	1 year	3 years	5years	10 years	1 year	3 years	5 years	10 years

Putnam Variable Trust
Putnam VT Discovery Growth Fund — Class IB Shares†	947	1556	2188	3720	347	1056	1788	3720
Putnam VT International Equity Fund — Class IB Shares	890	1389	1913	3195	290	889	1513	3195
Salomon Brothers Variable Series Funds Inc.
All Cap Fund — Class I	863	1308	1780	2934	263	808	1380	2934
Investors Fund — Class I	847	1260	1700	2776	247	760	1300	2776
The Travelers Series Trust
Convertible Securities Portfolio	847	1260	1700	2776	247	760	1300	2776
Disciplined Mid Cap Stock Portfolio	851	1272	1721	2816	251	772	1321	2816
Equity Income Portfolio	850	1269	1715	2806	250	769	1315	2806
Federated High Yield Portfolio	855	1285	1740	2856	255	785	1340	2856
Federated Stock Portfolio	850	1269	1715	2806	250	769	1315	2806
Large Cap Portfolio	851	1272	1721	2816	251	772	1321	2816
Lazard International Stock Portfolio	872	1335	1825	3022	272	835	1425	3022
MFS Emerging Growth Portfolio	855	1285	1740	2856	255	785	1340	2856
MFS Mid Cap Growth Portfolio	859	1296	1760	2895	259	796	1360	2895
Travelers Quality Bond Portfolio	810	1149	1514	2400	210	649	1114	2400
Travelers Series Fund Inc.
AIM Capital Appreciation Portfolio	851	1272	1721	2816	251	772	1321	2816
Alliance Growth Portfolio	849	1267	1710	2796	249	767	1310	2796
MFS Total Return Portfolio	849	1267	1710	2796	249	767	1310	2796
Smith Barney Aggressive Growth Portfolio	849	1267	1710	2796	249	767	1310	2796
Smith Barney Large Capitalization Growth Portfolio	846	1258	1695	2766	246	758	1295	2766
Van Kampen Life Investment Trust
Comstock Portfolio Class II Shares	860	1299	1765	2905	260	799	1365	2905
Emerging Growth Portfolio Class II Shares	869	1326	1810	2993	269	826	1410	2993
Variable Insurance Products Fund II
Contrafund® Portfolio — Service Class 2	859	1296	1760	2895	259	796	1360	2895
Variable Insurance Products Fund III
Mid Cap Portfolio — Service Class 2	861	1302	1770	2915	261	802	1370	2915

______________

     †   Closed to new investors.

CONDENSED FINANCIAL INFORMATION

See Appendices A and B.

THE ANNUITY CONTRACT

Travelers Life & Annuity Portfolio Architect Select Annuity is a contract between the Contract Owner (“you”) and the Company. This is the prospectus — it is not the Contract. The prospectus highlights many contract provisions to focus your attention on the Contract’s essential features. Your rights and obligations under the Contract will be determined by the language of the Contract itself. When you receive your Contract, we suggest you read it promptly and carefully. There may be differences in your Contract from the descriptions in this prospectus because of the requirements of the state where we issued your Contract. We will include any such differences in your Contract.

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You make Purchase Payments to us and we credit them to your Contract. We promise to pay you an income, in the form of Annuity Payments, beginning on a future date that you choose, the Maturity Date. The Purchase Payments accumulate tax deferred in the funding options of your choice. We offer multiple Variable Funding Options. We may also offer a Fixed Account option. Where permitted by law, we reserve the right to restrict Purchase Payments into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract. The Contract Owner assumes the risk of gain or loss according to the performance of the Variable Funding Options. The Contract Value is the amount of Purchase Payments, plus or minus any investment experience on the amounts you allocate to the Separate Account (“Separate Account Contract Value”) or interest on the amounts you allocate to the Fixed Account (“Fixed Account Con tract Value”). The Contract Value also reflects all withdrawals made and charges deducted. There is generally no guarantee that at the Maturity Date the Contract Value will equal or exceed the total Purchase Payments made under the Contract. The date the Contract and its benefits become effective is referred to as the Contract Date. Each 12-month period following the Contract Date is called a Contract Year.

Certain changes and elections must be made in writing to the Company. Where the term “Written Request” is used, it means that you must send written information to our Home Office in a form and content satisfactory to us.

Contract Owner Inquiries

Any questions you have about your Contract should be directed to our Home Office at 1-800-842-8573.

Purchase Payments

Your initial Purchase Payment is due and payable before the Contract becomes effective. The initial Purchase Payment must be at least $5,000. You may make additional payments of at least $500 at any time. No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death benefit proceeds. Under certain circumstances, we may waive the minimum Purchase Payment requirement. Purchase payments over $1,000,000 may be made only with our prior consent.

We will apply the initial Purchase Payment less any applicable premium tax (net Purchase Payment) within two business days after we receive it in good order at our Home Office. We will credit subsequent Purchase Payments to a Contract on the same business day we receive it, if it is received in good order by our Home Office by 4:00 p.m. Eastern time. A business day is any day that the New York Stock Exchange is open for regular trading (except when trading is restricted due to an emergency as defined by the Securities and Exchange Commission).

Accumulation Units

The period between the Contract Date and the Maturity Date is the Accumulation Period. During the Accumulation Period, an Accumulation Unit is used to calculate the value of a Contract. An Accumulation Unit works like a share of a mutual fund. Each Variable Funding Option has a corresponding Accumulation Unit value. The Accumulation Units are valued each business day and their values may increase or decrease from day to day. The number of Accumulation Units we will credit to your Contract once we receive a Purchase Payment is determined by dividing the amount directed to each Variable Funding Option by the value of its Accumulation Unit. We calculate the value of an Accumulation Unit for each Variable Funding Option each day the New York Stock Exchange is open. The values are calculated as of 4:00 p.m. Eastern time. After the value is calculated, we credit your Contract. During the Annuity Period (i.e., after the Maturity Date), you are credited with Annuity Units.

The Variable Funding Options

You choose the Variable Funding Options to which you allocate your Purchase Payments. These Variable Funding Options are Subaccounts of the Separate Account. The Subaccounts invest in the Underlying Funds. You are not investing directly in the Underlying Fund. Each Underlying Fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These Underlying Funds are not publicly traded and are offered only through variable annuity and variable life insurance products. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, although the investment practices and fund names may be similar, and the

14

portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the Underlying Fund, and Contract Owners should not compare the two.

You will find detailed information about the funds and their inherent risks in the current fund prospectuses for the Underlying Funds. Since each option has varying degrees of risk, please read the prospectuses carefully. There is no assurance that any of the Underlying Funds will meet its investment objectives. Contact your registered representative or call 1-800-842-9406 to request additional copies of the prospectuses.

If any of the Underlying Funds become unavailable for allocating Purchase Payments, or if we believe that further investment in an Underlying Fund is inappropriate for the purposes of the Contract, we may substitute another funding option. However, we will not make any substitutions without notifying you and obtaining any state and SEC approval, if necessary. From time to time we may make new funding options available.

The current Variable Funding Options are listed below, along with their investment advisers and any subadviser:

Funding Option	Investment Objective	Investment Adviser/Subadviser

Capital Appreciation Fund	Seeks growth of capital. The Fund normally invests in equity securities of issuers of any size and in any industry.	Travelers Asset Management International Company LLC (“TAMIC”) Subadviser: Janus Capital Corp. (“Janus Capital”)
Money Market Portfolio (Travelers)	Seeks high current return with preservation of capital and liquidity. The Fund normally invests in high-quality short term money market instruments.	TAMIC
AIM Variable Insurance Funds, Inc.
AIM V.I. Premier Equity Fund — Series I	Seeks to achieve long term growth of capital. Income is a secondary objective. The Fund normally invests in equity securities, including convertible securities.	A I M Advisers, Inc.
AllianceBernstein Variable Product Series Fund, Inc.
AllianceBernstein Premier Growth Portfolio — Class B	Seeks growth of capital. The Fund normally invests in equity securities of a relatively small number of intensely researched U.S. companies.	Alliance Capital Management L.P.
Credit Suisse Trust
Emerging Markets Portfolio†	Seeks long term growth of capital. The Fund normally invests in equity securities of companies located in, or conducting a majority of their business, in emerging markets.	Credit Suisse Asset Management, LLC Subadviser: Credit Suisse Asset Management Limited
Delaware VIP Trust
Delaware VIP REIT Series — Standard Class	Seeks to achieve maximum long term total return with capital appreciation as a secondary objective. The Fund normally invests in companies that manage a portfolio of real estate to earn profits for shareholders (REITS).	Delaware Management Company
Dreyfus Variable Investment Fund
Dreyfus Variable Investment Fund — Appreciation Portfolio — Initial Shares	Seeks long term capital growth consistent with the preservation of capital. Current income is a secondary objective. The Fund normally invests in common stocks of established companies.	The Dreyfus Corporation (“Dreyfus”) Subadviser: Fayez Sarofim & Co.
Dreyfus Variable Investment Fund — Developing Leaders Portfolio — Initial Shares	Seeks to maximize capital appreciation. The Fund normally invests in companies with market capitalizations of less than $2 billion at the time of purchase.	Dreyfus

15

Funding Option	Investment Objective	Investment Adviser/Subadviser

Greenwich Street Series Fund
Appreciation Portfolio	Seeks long- term appreciation of capital. The Fund normally invests in equity securities of U.S. companies.	Smith Barney Fund Management LLC (“SBFM”)
Diversified Strategic Income Portfolio†	Seeks high current income. The Fund normally invests in fixed income securities.	SBFM Subadviser: Smith Barney Global Capital Management, Inc.
Equity Index Portfolio — Class II Shares	Seeks investment results that, before expenses, correspond to the price and yield performance of the S&P 500 Index. The Fund normally invests in equity securities, or other investments with similar economic characteristics that are included in the S&P 500 Index.	Travelers Investment Management Co. (“TIMCO”)
Fundamental Value Portfolio	Seeks long-term capital growth. Current income is a secondary consideration. The Fund normally invests in common stocks, and common stock equivalents of companies, believed to be undervalued.	SBFM
Janus Aspen Series
Balanced Portfolio — Service Shares	Seeks long term capital growth, consistent with preservation of capital and balanced by current income. The Fund normally invests in common stocks selected for their growth potential and other securities selected for their income potential.	Janus Capital
Global Life Sciences Portfolio — Service Shares	Seeks long-term growth of capital. The Fund normally invests in securities of companies with a life science (e.g. health, personal care, pharmaceuticals) orientation.	Janus Capital
Global Technology Portfolio — Service Shares	Seeks long-term growth of capital. The Fund normally invests in securities of companies that are expected to benefit from advances or improvements in technology.	Janus Capital
Worldwide Growth Portfolio — Service Shares	Seeks growth of capital in a manner consistent with the preservation of capital. The Fund normally invests in the common stocks of companies of any size throughout the world.	Janus Capital
PIMCO Variable Insurance Trust
Total Return Portfolio — Administrative Class	Seeks maximum total return, consistent with preservation of capital and prudent investment management. The Fund normally invests in intermediate maturity fixed income securities.	Pacific Investment Management Company LLC
Putnam Variable Trust
Putnam VT Discovery Growth Fund — Class IB Shares†	Seeks long-term growth of capital. The Fund normally invests in the common stocks of U.S. companies believed to be fast-growing and whose earnings are likely to increase over time.	Putnam Investment Management (“Putnam”)
Putnam VT International Equity Fund — Class IB Shares	Seeks capital appreciation. The Fund normally invests in common stocks of companies outside the U S.	Putnam

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Funding Option	Investment Objective	Investment Adviser/Subadviser

Salomon Brothers Variable Series Funds Inc.
All Cap Fund — Class I	Seeks capital appreciation. The Fund normally invests in common stocks and their equivalents of companies believed to be undervalued in the marketplace.	Salomon Brothers Asset Management (“SBAM”)
Investors Fund — Class I	Seeks long term growth of capital. Secondarily seeks current income. The Fund normally invests in common stocks of established companies.	SBAM
The Travelers Series Trust
Convertible Securities Portfolio	Seeks current income and capital appreciation. The Fund normally invests in convertible securities.	TAMIC
Disciplined Mid Cap Stock Portfolio	Seeks growth of capital. The Fund normally invests in the equity securities of companies with mid-size market capitalizations.	TAMIC Subadviser: TIMCO
Equity Income Portfolio	Seeks reasonable income. The Fund normally invests in equity securities with a focus on income producing equities.	TAMIC Subadviser: Fidelity Management & Research Company (“FMR”)
Federated High Yield Portfolio	Seeks high current income. The Fund normally invests in below investment-grade bonds and debt securities.	TAMIC Subadviser: Federated Investment Management Company (‘Federated”)
Federated Stock Portfolio	Seeks growth of income and capital. The Fund normally invests in equity securities that are selected on the basis of traditional research techniques.	TAMIC Subadviser: Federated
Large Cap Portfolio	Seeks long term growth of capital. The Fund normally invests in the securities of companies with large market capitalizations.	TAMIC Subadviser: FMR
Lazard International Stock Portfolio	Seeks capital appreciation. The Fund normally invests in equity securities of non-U.S. domiciled companies located in developed markets.	TAMIC Subadviser: Lazard Asset Management
MFS Emerging Growth Portfolio	Seeks long term growth of capital. The Fund normally invests in common stock and related securities of emerging growth companies.	TAMIC Subadviser: Massachusetts Financial Services (“MFS”)
MFS Mid Cap Growth Portfolio	Seeks long term growth of capital. The Fund normally invests in equity securities of companies with medium market capitalization that are believed to have above average growth potential.	TAMIC Subadviser: MFS
Travelers Quality Bond Portfolio	Seeks current income and total return with moderate capital volatility. The Fund normally invests in investment-grade bonds and debt securities.	TAMIC
Travelers Series Fund Inc.
AIM Capital Appreciation Portfolio	Seeks capital appreciation. The Fund normally invests in common stocks of companies that are likely to benefit from new products, services or processes or have experienced above-average earnings growth.	Travelers Investment Adviser Inc. (“TIA”) Subadviser: AIM Capital Management Inc.
Alliance Growth Portfolio	Seeks long term growth of capital. The Fund normally invests in the equity securities of U.S. companies.	TIA Subadviser: Alliance Capital Management L.P.

17

Funding Option	Investment Objective	Investment Adviser/ Subadviser

MFS Total Return Portfolio	Seeks above average income consistent with the prudent employment of capital. Secondarily, seeks growth of capital and income. The Fund normally invests in a broad range of equity and fixed-income securities of both U.S. and foreign issuers.	TIA Subadviser: MFS
Smith Barney Aggressive Growth Portfolio	Seeks long-term capital appreciation. The Fund normally invests in common stocks of companies that are experiencing, or are expected to experience, growth in earnings.	SBFM
Smith Barney Large Capitalization Growth Portfolio	Seeks long term growth of capital. The Fund normally invests in equities, or similar securities, of companies with large market capitalizations.	SBFM
Van Kampen Life Investment Trust
Comstock Portfolio Class II Shares	Seeks capital growth and income. The Fund normally invests in common and preferred stocks, and convertible securities, of well established undervalued companies.	Van Kampen Asset Management Inc. (“Van Kampen”)
Emerging Growth Portfolio Class II Shares	Seeks capital appreciation. The Fund normally invests in common stocks of emerging growth companies.	Van Kampen
Variable Insurance Products Fund
Contrafund® Portfolio — Service Class 2	Seeks long term capital appreciation. The Fund normally invests in common stocks of companies whose value may not be fully recognized by the public.	FMR
Variable Insurance Products Fund III
Mid Cap Portfolio — Service Class 2	Seeks long term growth of capital. The Fund normally invests in common stocks of companies with medium market capitalizations.	FMR

______________

     †   Closed to new investors.

FIXED ACCOUNT

We may offer our Fixed Account as a funding option. Please see Appendix C for more information.

CHARGES AND DEDUCTIONS

General

We deduct the charges described below. The charges are for the service and benefits we provide, costs and expenses we incur, and risks we assume under the Contracts. Services and benefits we provide include:

    the ability for you to make withdrawals and surrenders under the Contracts the death benefit paid on the death of the Contract Owner, Annuitant, or first of the joint owners the available funding options and related programs (including dollar-cost averaging, portfolio rebalancing, and systematic withdrawal programs)
    administration of the annuity options available under the Contracts and the distribution of various reports to Contract Owners
  18

  Costs and expenses we incur include:

      losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Contracts sales and marketing expenses including commission payments to your sales agent and other costs of doing business

  Risks we assume include:

      that Annuitants may live longer than estimated when the annuity factors under the Contracts were established that the amount of the death benefit will be greater than the Contract Value and that the costs of providing the services and benefits under the Contracts will exceed the charges deducted

  We may also deduct a charge for taxes.

  Unless otherwise specified, charges are deducted proportionately from all funding options in which you are invested.

  We may reduce or eliminate the withdrawal charge, the administrative charges and/or the mortality and expense risk charge under the Contract when certain sales or administration of the Contract result in savings or reduced expenses and/or risks. For certain trusts, we may change the order in which Purchase Payments and earnings are withdrawn in order to determine the withdrawal charge. We will not reduce or eliminate the withdrawal charge or the administrative charge where such reduction or elimination would be unfairly discriminatory to any person.

  The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designated charge. For example, the withdrawal charge we collect may not fully cover all of the sales and distribution expenses we actually incur. The amount of any fee or charge is not impacted by an outstanding loan. We may also profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

  Withdrawal Charge

  We do not deduct a sales charge from Purchase Payments when they are made to the Contract. However, a withdrawal charge will apply if Purchase Payments are withdrawn before they have been in the Contract for seven years. We will assess the charge as a percentage of the Purchase Payment withdrawn as follows:

Years Since Purchase Payment Made		Withdrawal Charge

Greater than or Equal To	But less than

0 years	2 years	6%
2 years	4 years	5%
4 years	5 years	4%
5 years	6 years	3%
6 years	7 years	2%
7+ years		0%

  For purposes of the withdrawal charge calculation, withdrawals are deemed to be taken first from:

(a)	any Purchase Payment to which no withdrawal charge applies then

(b)	any remaining free withdrawal allowance (as described below) (after being reduced by (a)), then

(c)	any remaining Purchase Payment to which a withdrawal charge applies (on a first-in, first-out basis), then

(d)	any Contract earnings

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  Unless you instruct us otherwise, we will deduct the withdrawal charge from the amount requested.

  We will not deduct a withdrawal charge if Purchase Payments are distributed:

      due to the death of the Contract Owner or the Annuitant (with no Contingent Annuitant surviving)
      if an annuity payout has begun
      if an income option of at least five year’s duration is begun after the first Contract Year due to a minimum distribution under our minimum distribution rules then in effect

  Free Withdrawal Allowance

  Beginning in the second Contract Year, you may withdraw up to 10% of the Contract Value annually. We calculate the available withdrawal amount as of the end of the previous Contract Year. The free withdrawal provision applies to partial withdrawals only.

  Administrative Charges

  There are two administrative charges: the $30 annual contract administrative charge and the administrative expense charge. We will deduct the annual contract administrative charge on the fourth Friday of each August. This charge compensates us for expenses incurred in establishing and maintaining the Contract and we will prorate this charge (i.e. calculate) from the date of purchase. We will also prorate this charge if you surrender your Contract, or if we terminate your Contract. We will not deduct a contract administrative charge from the Fixed Account or:

              (1)   from the distribution of death proceeds

              (2)   after an annuity payout has begun or

              (3)   if the Contract Value on the date of assessment equals or is greater than $40,000

  We deduct the administrative expense charge (sometimes called “Subaccount administrative charge”) on each business day from amounts allocated to the Variable Funding Options to compensate the Company for certain related administrative and operating expenses. The charge equals, on an annual basis, 0.15% of the daily net asset value allocated to each of the Variable Funding Options, and is reflected in our accumulation and Annuity Unit value calculations.

  Mortality and Expense Risk Charge

  Each business day, we deduct a mortality and expense risk (“M&E”) charge from amounts we hold in the Variable Funding Options. We reflect the deduction in our calculation of accumulation and Annuity Unit values. The charges stated are the maximum for this product, and equal 1.25% annually. We reserve the right to lower this charge at any time. This charge compensates the Company for risks assumed, benefits provided and expenses incurred, including the payment of commissions to your sales agent.

  Variable Liquidity Benefit Charge

  If the Variable Liquidity Benefit is selected, there is a maximum surrender charge of 6% of the amounts withdrawn. This charge is not assessed during the accumulation phase.

  We will assess the charge as a percentage of the total benefit received as follows:

Years Since Initial Purchase Payment		Surrender Charge

Greater than or Equal To	But less than

0 years	2 years	6%
2 years	4 years	5%
4 years	5 years	4%
5 years	6 years	3%
6 years	7 years	2%
7+ years		0%

  Please refer to The Annuity Period for a description of this benefit.

  20

  E.S.P. Charge

  If the E.S.P. option is selected, a charge is deducted each business day from amounts held in the Variable Funding Options. The charge equals, on an annual basis, 0.20% of the amounts held in each funding option.

  Variable Funding Option Expenses

  We summarized the charges and expenses of the Underlying Funds in the fee table. Please review the prospectus for each Underlying Fund for a more complete description of that fund and its expenses.

  Premium Tax

  Certain state and local governments charge premium taxes ranging from 0% to 5%, depending upon jurisdiction. We are responsible for paying these taxes and will determine the method used to recover premium tax expenses incurred. We will deduct any applicable premium taxes from your Contract Value either upon death, surrender, annuitization, or at the time you make Purchase Payments to the Contract, but no earlier than when we have a tax liability under state law.

  Changes in Taxes Based upon Premium or Value

  If there is any change in a law assessing taxes against the Company based upon premiums, contract gains or value of the Contract, we reserve the right to charge you proportionately for this tax.

  TRANSFERS

  Up to 30 days before the Maturity Date, you may transfer all or part of the Contract Value between Variable Funding Options. Please note that the contract is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the stock market. Therefore, all transfers are subject to the following restrictions:

1.	Excessive Transfers. We reserve the right to restrict transfers if we determine you are engaging in a pattern of transfers that may disadvantage Contract Owners. In making this determination, we will consider, among other things, the following factors:

          the total dollar amount being transferred;
          the number of transfers you made within the previous three months;
          whether your transfers follow a pattern designed to take advantage of short term market fluctuations; and
          whether your transfers are part of a group of transfers made by a third party on behalf of the individual Contract Owners in the group.
2.	Market Timers. We reserve the right to restrict transfers by any market timing firm or any other third party authorized to initiate transfers on behalf of multiple Contract Owners. We may, among other things:

          reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one owner, or reject the transfer or exchange instructions of individual owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one owner.

  If we choose to enforce our contractual rights to restrict transfers to once every six months, we will so notify you in writing.

  Future Modifications. We will continue to monitor the transfer activity occurring among the Variable Funding Options, and may modify these transfer restrictions at any time if we deem it necessary to protect the interest of all Contract Owners. These modifications may include curtailing or eliminating, without notice, the ability to use the Internet, facsimile or telephone in making transfers.

  21

  If, in our sole discretion, we determine you are engaging in activity as described above or similar activity which will potentially hurt the rights or interests of Contract Owners, we will exercise our contractual right to restrict your number of transfers to one every six months. None of these restrictions are applicable to transfers made under a Dollar Cost Averaging Program, a rebalancing program, or, if applicable, any asset allocation program described in this prospectus.

  We will make transfers at the value(s) next determined after we receive your request in good order at our Home Office. After the Maturity Date, you may make transfers only if allowed by your contract or with our consent. These restrictions are subject to any state law requirements.

  Where permitted by state law, we reserve the right to restrict transfers from the Variable Funding Options to the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract.

  There are no charges for transfers, however, we reserve the right to charge a fee for any transfer request which exceeds twelve per year. Since different Underlying Funds have different expenses, a transfer of Contract Values from one Variable Funding Option to another could result in your investment becoming subject to higher or lower expenses. Also, you should consider the inherent risks involved in making transfers.

  Dollar Cost Averaging

  Dollar cost averaging or the pre-authorized transfer program (the “DCA Program”) allows you to transfer a set dollar amount to other funding options on a monthly or quarterly basis during the accumulation phase of the Contract. Using this method, you will purchase more Accumulation Units in a funding option if the value per unit is low and will purchase fewer Accumulation Units if the value per unit is high. Therefore, you may achieve a lower-than-average cost per unit in the long run if you have the financial ability to continue the program over a long enough period of time. Dollar cost averaging does not assure a profit or protect against a loss.

  You may elect the DCA Program through Written Request or other method acceptable to us. You must have a minimum total Contract Value of $5,000 to enroll in the DCA Program. The minimum amount that may be transferred through this program is $400.

  You may establish pre-authorized transfers of Contract Values from the Fixed Account, subject to certain restrictions. Under the DCA Program, automated transfers from the Fixed Account may not deplete your Fixed Account Value in less than twelve months from your enrollment in the DCA Program.

  In addition to the DCA Program, within the Fixed Account, we may credit increased interest rates to Contract Owners under an administrative Special DCA Program established at our discretion, depending on availability and state law. Under this program, the Contract Owner may pre-authorize level transfers to any of the funding options under either a 6 Month, 12 Month or 24 Month Program. The Programs will generally have different credited interest rates. Under each Program, the interest rate can accrue up to the applicable number of months on the remaining amounts in the Special DCA Program and we must transfer all Purchase Payments and accrued interest on a level basis to the selected funding options in the applicable time period. For example, under the 12 Month Program, the interest rate can accrue up to 12 months on the remaining amounts in the Special DCA Program and we must transfer all Purchase Payments and accrued interest in this Program on a level basis to the selected fund ing options in 12 months.

  The pre-authorized transfers will begin after the initial Program Purchase Payment and complete enrollment instructions are received by the Company. If we do not receive complete Program enrollment instructions within 15 days of receipt of the initial Program Purchase Payment, the entire balance in the Program will be transferred into the Money Market Variable Funding Option.

  You may start or stop participation in the DCA Program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. If you stop the Special DCA Program and elect to remain in the Fixed Account, we will credit your Contract Value for the remainder of 6 or 12 months with the interest rate for non-Program funds.

  You may only have one DCA Program or Special DCA Program in place at one time. We will allocate any subsequent Purchase Payments we receive within the Program period selected to the current funding options over the remainder of that Program transfer period, unless you direct otherwise.

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  All provisions and terms of the Contract apply to the DCA and Special DCA Programs, including provisions relating to the transfer of money between funding options. Transfers made under any DCA Program will not be counted for purposes of restrictions we may impose on the number of transfers permitted under the Contract. We reserve the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service. If the Fixed Account is not available as a funding option, you may still participate in the DCA program.

  ACCESS TO YOUR MONEY

  Any time before the Maturity Date, you may redeem all or any portion of the Cash Surrender Value, that is, the Contract Value less any withdrawal charge, outstanding loans, and any premium tax not previously deducted. Unless you submit a Written Request specifying the fixed or Variable Funding Option(s) from which we are to withdraw amounts, we will make the withdrawal on a pro rata basis. We will determine the Cash Surrender Value as of the close of business after we receive your surrender request at our Home Office. The Cash Surrender Value may be more or less than the Purchase Payments you made. You may not make withdrawals during the annuity period.

  For amounts allocated to the Variable Funding Options, we may defer payment of any Cash Surrender Value for a period of up to five business days after the Written Request is received. For amounts allocated to the Fixed Account, we may defer payment of any Cash Surrender Value for a period up to six months. In either case, it is our intent to pay as soon as possible. We cannot process requests for withdrawals that are not in good order. We will contact you if there is a deficiency causing a delay and will advise what is needed to act upon the withdrawal request.

  Systematic Withdrawals

  Before the Maturity Date, you may choose to withdraw a specified dollar amount (at least $100) on a monthly, quarterly, semiannual or annual basis. We will deduct any applicable premium taxes and withdrawal charge. To elect systematic withdrawals, you must have a Contract Value of at least $15,000 and you must make the election on the form we provide. We will surrender Accumulation Units pro rata from all funding options in which you have an interest, unless you instruct us otherwise. You may begin or discontinue systematic withdrawals at any time by notifying us in writing, but you must give at least 30 days' notice to change any systematic withdrawal instructions that are currently in place.

  We reserve the right to discontinue offering systematic withdrawals or to assess a processing fee for this service upon 30 days' written notice to Contract Owners (where allowed by state law).

  Each systematic withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty tax may be assessed on systematic withdrawals if the Contract Owner is under age 591/2. You should consult with your tax adviser regarding the tax consequences of systematic withdrawals.

  Loans

  Loans may be available under your Contract. Loans may only be taken against funds allocated or transferred to the Fixed Account. If available, all loan provisions are described in your Contract or loan agreement.

  OWNERSHIP PROVISIONS

  Types of Ownership

  Contract Owner

  The Contract belongs to the Contract Owner named in the Contract (on the Contract Specifications page), or to any other person to whom you subsequently assign the Contract. You may only make an assignment of ownership or a collateral assignment for nonqualified Contracts. You have sole power during the Annuitant’s lifetime to exercise any rights and to receive all benefits given in the Contract provided you have not named an irrevocable beneficiary and provided you have not assigned the Contract.

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  You receive all payments while the Annuitant is alive unless you direct them to an alternate recipient. An alternate recipient does not become the Contract Owner.

  If this Contract is purchased by a beneficiary of another contract who directly transferred the death proceeds due under that contract, he/she will be granted the same rights the owner has under the Contract except that he/she cannot transfer ownership, take a loan or make additional Purchase Payments.

  Joint Owner. For nonqualified Contracts only, you may name joint owners (e.g., spouses) in a Written Request before the Contract is in effect. Joint owners may independently exercise transfers allowed under the Contract. All other rights of ownership must be exercised by both owners. Joint owners own equal shares of any benefits accruing or payments made to them.

  Beneficiary

  You name the beneficiary in a Written Request. The beneficiary has the right to receive any death benefit proceeds remaining under the Contract upon the death of the Annuitant or the Contract Owner. If more than one beneficiary survives the Annuitant or Contract Owner, they will share equally in benefits unless you recorded different shares with the Company by Written Request before the death of the Annuitant or Contract Owner. In the case of a non-spousal beneficiary or a spousal beneficiary who has not chosen to assume the Contract, we will not transfer or otherwise remove the death benefit proceeds from either the Variable Funding Options or the Fixed Account, as most recently elected by the Contract Owner, until the Death Report Date.

  Unless you have named an irrevocable beneficiary you have the right to change any beneficiary by Written Request during the lifetime of the Annuitant and while the Contract continues.

  Annuitant

  The Annuitant is designated in the Contract (on the Contract Specifications page), and is the individual on whose life the Maturity Date and the amount of the monthly Annuity Payments depend. You may not change the Annuitant after your Contract is in effect.

  Contingent Annuitant

  You may name one individual as a Contingent Annuitant. A Contingent Annuitant may not be changed, deleted or added to the Contract after the Contract Date. If the Annuitant who is not the owner dies prior to the Maturity Date, and the Contingent Annuitant is still living:

      the death benefit will not be payable upon the Annuitant's death the Contingent Annuitant becomes the Annuitant and
      all other rights and benefits will continue in effect

  When a Contingent Annuitant becomes the Annuitant, the Maturity Date remains the same as previously in effect.

  If the Annuitant is also the owner, a death benefit is paid to the beneficiary regardless of whether or not there is a Contingent Annuitant.

  DEATH BENEFIT

  Before the Maturity Date, generally, a death benefit is payable when either the Annuitant or a Contract Owner dies. We calculate the death benefit at the close of the business day on which our Home Office receives (1) Due Proof of Death and (2) written payment instructions or election of spousal contract continuance or beneficiary contract continuance (“Death Report Date”).

  Death Proceeds Before the Maturity Date

  If the Annuitant or an owner is younger than age 80 on the Contract Date: We will pay to the beneficiary a death benefit in an amount equal to the greatest of (1), (2) or (3) below, each reduced by any applicable premium tax or outstanding loans:

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              (1)   the Contract Value on the Death Report Date

              (2)   the total Purchase Payments made under the Contract less the total of any withdrawals or

              (3)   the step-up value (if any, as described below)

  Step-Up Value. We will establish a step-up value on each Contract Date anniversary that occurs on or prior to the Death Report Date. The step-up value will initially equal the Contract Value on that anniversary. When you make an additional Purchase Payment, we will increase the step-up value by the amount of that Purchase Payment. When you make a withdrawal, we will reduce the step-up value by a partial surrender reduction as described below. On each Contract anniversary before the Annuitant’s 80th birthday and before the Annuitant’s death, if the Contract Value is greater than the step-up value, we will reset the step-up value to equal that greater amount. We will not reduce the step-up value on these anniversary recalculations (provided no withdrawals or surrenders are made on that day). The only changes we will make to the step-up value on or after the Annuitant’s 80th birthday will be those related to additional Purchase Payments or withdrawals.

  Partial Surrender Reduction. If you make a withdrawal, we will reduce the step-up value by a partial surrender reduction which equals (1) the step-up value prior to the withdrawal, multiplied by (2) the amount of the withdrawal, divided by (3) the Contract Value before the withdrawal.

  For example, assume your current Contract Value is $55,000. If your current step-up value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the step-up value as follows:

              50,000 x (10,000/55,000) = 9,090

  Your new step-up value would be 50,000-9,090, or $40,910.

  The following example shows what would happen in a declining market. Assume your current Contract Value is $30,000. If your current step-up value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the step-up value as follows:

              50,000 x (10,000/30,000) = 16,666

  Your new step-up value would be 50,000-16,666, or $33,334.

  Enhanced Stepped-Up Provision (“E.S.P.”). (This provision is not available to a customer when either the Annuitant or owner is age 76 or older on the rider effective date.)

  The rider effective date is the date the rider is attached to and made a part of the Contract. If you have selected the E.S.P., the total death benefit as of the Death Report Date will equal the death benefit described above plus the greater of zero or the following amount:

  If the Annuitant is younger than age 70 on the rider effective date, 40% of the lesser of: (1) 200% of the modified Purchase Payments excluding Purchase Payments that are both received after the first rider effective date anniversary and within 12 months of the Death Report Date, or (2) your Contract Value minus the modified Purchase Payments, calculated as of the Death Report Date; or

  If the Annuitant is between the ages of 70 and 75 on the rider effective date, 25% of the lesser of: (1) 200% of the modified Purchase Payments excluding Purchase Payments that are both received after the first rider effective date anniversary and within 12 months of the Death Report Date, or (2) your Contract Value minus the modified Purchase Payments, calculated as of the Death Report Date.

  The initial modified Purchase Payment is equal to the Contract Value as of the rider effective date. Whenever a Purchase Payment is made after the rider effective date, the modified Purchase Payment(s) are increased by the amount of the Purchase Payment. Whenever a partial surrender is taken after the rider effective date, the modified Purchase Payment(s) are reduced by a partial surrender reduction as described below.

  The partial surrender reduction is equal to: (1) the modified Purchase Payment(s) in effect immediately prior to the reduction for the partial surrender, multiplied by (2) the amount of the partial surrender divided by (3) the Contract Value immediately prior to the partial surrender.

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  For example, assume your current modified Purchase Payment is $50,000 and that your current Contract Value is $55,000. You decide to make a withdrawal of $10,000. We would reduce the modified Purchase Payment as follows:

              50,000 X (10,000/55,000) = 9,090

  You new modified Purchase Payment would be $50,000 — $9,090 = 40,910

  The following example shows what would happen in a declining market. Assume your current Contract Value is $30,000. If your current modified Purchase Payment is $50,000 and you decide to make a withdrawal of $10,000, we would reduce the modified Purchase Payment as follows:

              50,000 X (10,000/30,000) = 16,666

  Your new modified Purchase Payment would be 50,000 — 16,666 = $33,334

  If the Annuitant or an owner is age 80 or older on the Contract Date: We will pay to the beneficiary a death benefit in an amount equal to the greater of (1) or (2) below, each reduced by any applicable premium tax or outstanding loans not previously deducted:

              (1)   the Contract Value on the Death Report Date or

              (2)   the total Purchase Payments made under the Contract less the total of any withdrawals

  Payment of Proceeds

  We describe the process of paying death benefit proceeds before the Maturity Date in the charts below. The charts do not encompass every situation and are merely intended as a general guide. More detailed information is provided in your Contract. Generally, the person(s) receiving the benefit may request that the proceeds be paid in a lump sum, or be applied to one of the settlement options available under the Contract.

  Nonqualified Contracts

Before the Maturity Date, upon the Death of the	The Company Will Pay the Proceeds to:	unless. . .	Mandatory Payout Rules Apply*

Owner (who is not the Annuitant) (with no joint owner)	The beneficiary (ies), or if none, to the Contract Owner’s estate.	Unless the beneficiary elects to continue the Contract rather than receive the distribution.	Yes

Owner (who is the Annuitant) (with no joint owner)	The beneficiary (ies), or if none, to the Contract Owner’s estate.	Unless, the beneficiary elects to continue the Contract rather than receive the distribution.	Yes

Non-Spousal Joint Owner (who is not the Annuitant)	The surviving joint owner.		Yes

Non-Spousal Joint Owner (who is the Annuitant)	The beneficiary(ies), or if none, to the surviving joint owner.	Unless the beneficiary elects to continue the Contract rather than receive the distribution.	Yes

Spousal Joint Owner (who is not the Annuitant)	The surviving joint owner.	Unless the spouse elects to continue the Contract.	Yes

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Before the Maturity Date, upon the Death of the	The Company Will Pay the Proceeds to:	unless. . .	Mandatory Payout Rules Apply*

Spousal Joint Owner (who is the Annuitant)	The beneficiary (ies) or, if none, to the surviving joint owner.	Unless the spousal beneficiary elects to continue the Contract.

		A spouse who is not the beneficiary may decline to receive the proceeds and instruct the Company to pay the beneficiary who may elect to continue the Contract.	Yes

Annuitant (who is not the Contract Owner)	The beneficiary (ies), or if none, to the Contract Owner.	Unless the beneficiary elects to continue the Contract rather than receive the distribution.

		Or, if there is a Contingent Annuitant, then, the Contingent Annuitant becomes the Annuitant and the contract continues in effect (generally using the original Maturity Date). The proceeds will then be paid upon the death of the Contingent Annuitant or owner.	Yes

Annuitant (who is the Contract Owner)	See death of “owner who is the Annuitant” above.		Yes

Annuitant (where owner is a nonnatural entity/trust)	The beneficiary (ies) or if none, to the owner.		Yes (Death of Annuitant is treated as death of the owner in these circumstances.)

Beneficiary	No death proceeds are payable; Contract continues.		N/A

Contingent Beneficiary	No death proceeds are payable; Contract continues.		N/A

  Qualified Contracts

Before the Maturity Date, upon the Death of the	The Company Will Pay the Proceeds to:	unless. . .	Mandatory Payout Rules Apply*

Owner/Annuitant	The beneficiary (ies), or if none, to the Contract Owner’s estate.	Unless the beneficiary elects to continue the Contract rather than receive a distribution.	Yes

Beneficiary		No death proceeds are payable; Contract continues.	N/A

Contingent Beneficiary		No death proceeds are payable; Contract continues.	N/A

  ______________

*	Certain payout rules of the Internal Revenue Code (IRC) are triggered upon the death of any Owner. Non-spousal beneficiaries (as well as spousal beneficiaries who choose not to assume the Contract) must begin taking distributions based on the beneficiary’s

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life expectancy within one year of death or take a complete distribution of Contract proceeds within 5 years of death. For Qualified Contracts, if mandatory distributions have begun at the Annuitant’s death, the 5 year payout option is not available.

  Spousal Contract Continuance (subject to availability — does not apply if a non-spouse is a joint owner)

  Within one year of your death, if your spouse is named as an owner and/or beneficiary, and you die before the Maturity Date, your spouse may elect to continue the Contract as owner rather than have the death benefit paid to the beneficiary. If you were the Annuitant and your spouse elects to continue the Contract, your spouse will be named the Annuitant as of the Death Report Date.

  If your spouse elects to continue the Contract as Contract Owner, the death benefit will be calculated as of the Death Report Date. If the Contract Value is less than the calculated death benefit, the Contract Value will be increased to equal the death benefit. This amount is referred to as the adjusted Contract Value. Any difference between the Contract Value and the adjusted Contract Value will be allocated to the funding options in the same proportion as the allocations of the Contract prior to the Death Report Date.

  Any premium paid before the Death Report Date is no longer subject to a withdrawal charge if your spouse elects to continue the Contract. Purchase payments made to the Contract after the Death Report Date will be subject to the withdrawal charge. All other Contract fees and charges applicable to the original Contract will also apply to the continued Contract. All other benefits and features of your Contract will be based on your spouse’s age on the Death Report Date as if your spouse had purchased the Contract with the adjusted Contract Value on the Death Report Date. This spousal contract continuance is available only once for each Contract.

  Beneficiary Contract Continuance (not permitted for non-natural beneficiaries)

  If you die before the Maturity Date, and if the value of any beneficiary’s portion of the death benefit is between $20,000 and $1,000,000 as of the Death Report Date, (more than $1,000,000 is subject to Home Office approval), your beneficiary(s) may elect to continue his/her portion of the Contract subject to applicable Internal Revenue Code distribution requirements, rather than receive the death benefit in a lump sum.

  If your beneficiary elects to continue the Contract, the death benefit will be calculated as of the Death Report Date. The initial Contract Value of the continued contract (the “adjusted Contract Value”) will equal the greater of the Contract Value or the death benefit calculated on the Death Report Date and will be allocated to the funding options in the same proportion as prior to the Death Report Date.

  The beneficiary who continues the Contract will be granted the same rights as the owner under the original Contract, except the beneficiary cannot:

      transfer ownership
      take a loan
      make additional Purchase Payments

  The beneficiary may also name his/her own beneficiary (“succeeding beneficiary”) and has the right to take withdrawals at any time after the Death Report Date without a withdrawal charge. The E.S.P. option is not available to a beneficiary continuing the Contract under this provision. All other fees and charges applicable to the original Contract will also apply to the continued Contract; the E.S.P. charge no longer applies. All benefits and features of the continued contract will be based on the beneficiary’s age on the Death Report Date as if the beneficiary had purchased the Contract with the adjusted Contract Value on the Death Report Date.

  Planned Death Benefit

  You may request that rather than receive a lump-sum death benefit, the beneficiary(ies) receive all or a portion of the death benefit proceeds either:

      through an annuity for life or a period that does not exceed the beneficiary’s life expectancy or under the terms of the Beneficiary Continuance provision described above. If the Beneficiary Continuance provision is selected as the planned death benefit, no surrenders will be allowed other
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      than payments meant to satisfy minimum distribution amounts or systematic withdrawal amounts, if greater.

  You must make the planned death benefit request as well as any revocation of this request in writing. Upon your death, your beneficiary(s) cannot revoke or modify this request. If the death benefit at the time we receive Due Proof of Death is less than $2,000, we will only pay a lump sum to the beneficiary. If periodic payments due under the planned death benefit election are less than $100, we reserve the right to make Annuity Payments at less frequent intervals, resulting in a payment of at least $100 per year. If no beneficiary is alive when death benefits become payable, we will pay the death benefit as provided in your Contract.

  Death Proceeds after the Maturity Date

  If any Contract Owner or the Annuitant dies on or after the Maturity Date, the Company will pay the beneficiary a death benefit consisting of any benefit remaining under the annuity or income option then in effect.

  THE ANNUITY PERIOD

  Maturity Date

  Under the Contract, you can receive regular payments (“Annuity Payments”). You can choose the month and the year in which those payments begin (Maturity Date). You can also choose among income payouts (annuity or income options) or elect a lump sum distribution. While the Annuitant is alive, you can change your selection any time up to the Maturity Date. Annuity or income payments will begin on the Maturity Date stated in the Contract unless (1) you fully surrendered the Contract; (2) we paid the proceeds to the beneficiary before that date; or (3) you elected another date. Annuity Payments are a series of periodic payments (a) for life; (b) for life with a minimum number of payments; or (c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor. Income payments are for a fixed period or amount. We may require proof that the Annuitant is alive before we make Annuity Payments. Not all options may be available in all states.

  You may choose to annuitize at any time after the first Contract Date anniversary. Unless you elect otherwise, the Maturity Date will be the Annuitant’s 70th birthday for qualified Contracts and the Annuitant’s 75th birthday for nonqualified Contracts or ten years after the effective date of the Contract, if later.

  At least 30 days before the original Maturity Date, you may elect to extend the Maturity Date to any time prior to the Annuitant’s 85th birthday for nonqualified Contracts or, for qualified Contracts, to a later date with our consent. You may use certain annuity options taken at the Maturity Date to meet the minimum required distribution requirements of federal tax law, or you may use a program of withdrawals instead. These mandatory distribution requirements take effect generally upon the death of the Contract Owner, or with certain qualified Contracts upon either the later of the Contract Owner’s attainment of age 701/2 or year of retirement; or the death of the Contract Owner. You should seek independent tax advice regarding the election of minimum required distributions.

  Allocation of Annuity

  You may elect to receive your Annuity Payments in the form of a variable annuity, a fixed annuity, or a combination of both. If, at the time Annuity Payments begin, you have not made an election, we will apply your Cash Surrender Value to provide an annuity funded by the same funding options as you have selected during the accumulation period. At least 30 days before the Maturity Date, you may transfer the Contract Value among the funding options in order to change the basis on which we will determine Annuity Payments. (See Transfers.)

  Variable Annuity

  You may choose an annuity payout that fluctuates depending on the investment experience of the Variable Funding Options. We determine the number of Annuity Units credited to the Contract by dividing the first monthly annuity payment attributable to each Variable Funding Option by the corresponding Accumulation Unit value as of 14 days before the date Annuity Payments begin. We use an Annuity Unit to measure the dollar

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  value of an annuity payment. The number of Annuity Units (but not their value) remains fixed during the annuity period.

  Determination of First Annuity Payment. Your Contract contains the tables we use to determine your first monthly annuity payment. If you elect a variable annuity, the amount we apply to it will be the Cash Surrender Value as of 14 days before the date Annuity Payments begin, less any applicable premium taxes not previously deducted.

  The amount of your first monthly payment depends on the annuity option you elected and the Annuitant’s adjusted age. Your Contract contains the formula for determining the adjusted age. We determine the total first monthly annuity payment by multiplying the benefit per $1,000 of value shown in the Contract tables by the number of thousands of dollars of Contract Value you apply to that annuity option. The contract tables factor in an assumed daily net investment factor. We call this your net investment rate. For example, a net investment rate of 3% corresponds to an annual interest rate of 3%. This means that if the annualized investment performance, after expenses, of your Variable Funding Options is less than 3%, then the dollar amount of your variable Annuity Payments will decrease. However, if the annualized investment performance, after expenses, of your Variable Funding Options is greater than 3%, then the dollar amount of your variable Annuity Payments will increase.

  Determination of Second and Subsequent Annuity Payments. The dollar amount of all subsequent Annuity Payments changes from month to month based on the investment experience, as described above, of the applicable funding options. The total amount of each annuity payment will equal the sum of the basic payments in each funding option. We determine the actual amounts of these payments by multiplying the number of Annuity Units we credited to each funding option by the corresponding Annuity Unit value as of the date 14 days before the date the payment is due.

  Fixed Annuity

  You may choose a fixed annuity that provides payments that do not vary during the annuity period. We will calculate the dollar amount of the first fixed annuity payment as described under Variable Annuity, except that the amount we apply to begin the annuity will be your Cash Surrender Value as of the date Annuity Payments begin. Payout rates will not be lower than that shown in the Contract. If it would produce a larger payment, the first fixed Annuity Payment will be determined using the Life Annuity Tables in effect on the Maturity Date.

  PAYMENT OPTIONS

  Election of Options

  While the Annuitant is alive, you can change your annuity or income option selection any time up to the Maturity Date. Once annuity or income payments have begun, no further elections are allowed.

  During the Annuitant’s lifetime, if you do not elect otherwise before the Maturity Date, we will pay you (or another designated payee) the first of a series of monthly annuity or income payments based on the life of the Annuitant, in accordance with Annuity Option 2 (Life Annuity with 120 monthly payments assured). For certain Qualified Contracts, Annuity Option 4 (Joint and Last Survivor Life Annuity — Annuity Reduced on Death of Primary Payee) will be the automatic option as described in the Contract.

  The minimum amount that can be placed under an annuity or income option will be $2,000 unless we agree to a lesser amount. If any monthly periodic payment due is less than $100, the Company reserves the right to make payments at less frequent intervals, or to pay the Contract Value in a lump-sum.

  On the Maturity Date, we will pay the amount due under the Contract in accordance with the Payment Option that you select. You may choose to receive a single lump-sum payment. You must elect an option in writing, in a form satisfactory to the Company. Any election made during the lifetime of the Annuitant must be made by the Contract Owner.

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  Annuity Options

  Subject to the conditions described in “Election of Options” above, we may pay all or any part of the Cash Surrender Value under one or more of the following annuity options. Payments under the annuity options are generally made on a monthly basis. We may offer additional options.

  Option 1 — Life Annuity — No Refund. The Company will make Annuity Payments during the lifetime of the Annuitant ending with the last payment before death. This option offers the maximum periodic payment, since there is no assurance of a minimum number of payments or provision for a death benefit for beneficiaries.

  Option 2 — Life Annuity with 120, 180 or 240 Monthly Payments Assured. The Company will make monthly Annuity Payments during the lifetime of the Annuitant, with the agreement that if, at the death of that person, payments have been made for less than 120, 180 or 240 months, as elected, we will continue making payments to the beneficiary during the remainder of the period.

  Option 3 — Joint and Last Survivor Life Annuity — No Refund. The Company will make regular Annuity Payments during the lifetime of the Annuitant and a second person. When either person dies, we will continue making payments to the survivor. No further payments will be made following the death of the survivor.

  Option 4 — Joint and Last Survivor Life Annuity — Annuity Reduced on Death of Primary Payee. The Company will make Annuity Payments during the lifetimes of the Annuitant and a second person. You will designate one as primary payee, and the other will be designated as secondary payee. On the death of the secondary payee, the Company will continue to make monthly Annuity Payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons. On the death of the primary payee, the Company will continue to make Annuity Payments to the secondary payee in an amount equal to 50% of the payments, which would have been made during the lifetime of the primary payee. No further payments will be made once both payees have died.

  Option 5 — Other Annuity Options. The Company will make any other arrangements for Annuity Payments as may be mutually agreed upon.

  Income Options

  Instead of one of the annuity options described above, and subject to the conditions described under “Election of Options,” all or part of the Contract’s Cash Surrender Value (or, if required by state law, Contract Value) may be paid under one or more of the following income options, provided that they are consistent with federal tax law qualification requirements. Payments under the income options may be elected on a monthly, quarterly, semiannual or annual basis:

  Option 1 — Payments of a Fixed Amount. We will make equal payments of the amount elected until the Cash Surrender Value applied under this option has been exhausted. We will pay the first payment and all later payments from each funding option or the Fixed Account in proportion to the Cash Surrender Value attributable to each funding option and/or Fixed Account. The final payment will include any amount insufficient to make another full payment.

  Option 2 — Payments for a Fixed Period. We will make payments for the period selected. The amount of each payment will be equal to the remaining Cash Surrender Value applied under this option divided by the number of remaining payments.

  Option 3 — Other Income Options. We will make any other arrangements for income options as may be mutually agreed upon.

  Variable Liquidity Benefit

  This benefit is only offered with the income option Payments for a Fixed Period.

  At any time after annuitization and before death, the Contract Owner may surrender and receive a payment equal to (A) minus (B), where (A) equals the present value of remaining certain payments, and (B) equals a surrender charge not to exceed the maximum surrender charge rate shown on the specifications page of the contract multiplied by (A). The interest rate used to calculate the present value is a rate 1% higher than the Assumed (Daily) Net Investment Factor used to calculate the Annuity Payments. The remaining period certain

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  payments are assumed to be level payments equal to the most recent period certain payment prior to the request for this liquidity benefit.

  MISCELLANEOUS CONTRACT PROVISIONS

  Right to Return

  You may return the Contract for a full refund of the Contract Value plus any contract charges and premium taxes you paid (but not any fees and charges the Underlying Fund assessed) within twenty days after you receive it (the “right to return period”). You bear the investment risk of investing in the Variable Funding Options during the right to return period; therefore, the Contract Value we return may be greater or less than your Purchase Payment.

  If you purchase the Contract as an Individual Retirement Annuity, and return it within the first seven days after delivery, or longer if your state law permits, we will refund your Purchase Payment in full; during the remainder of the right to return period, we will refund the Contract Value (including charges).

  We will determine the Contract Value following the close of the business day on which we receive your Contract and a Written Request for a refund. Where state law requires a different period, or the return of Purchase Payments or other variations of this provision, we will comply. Refer to your Contract for any state-specific information.

  Termination

  You do not need to make any Purchase Payments after the first to keep the Contract in effect. However, we reserve the right to terminate the Contract on any business day if your Contract Value as of that date is less than $1,000 and you have not made Purchase Payments for at least two years, unless otherwise specified by state law. Termination will not occur until 31 days after we have mailed notice of termination to your last known address and to any assignee of record. If we terminate the Contract, we will pay you the Cash Surrender Value less any applicable taxes.

  Required Reports

  As often as required by law, but at least once in each Contract Year before the due date of the first annuity payment, we will furnish a report showing the number of Accumulation Units credited to the Contract and the corresponding Accumulation Unit value(s) as of the report date for each funding option to which the Contract Owner has allocated amounts during the applicable period. The Company will keep all records required under federal and state laws.

  Suspension of Payments

  The Company reserves the right to suspend or postpone the date of any payment or determination of values on any business day (1) when the New York Stock Exchange (“the Exchange”) is closed; (2) when trading on the Exchange is restricted; (3) when an emergency exists as determined by the SEC so that the sale of securities held in the Separate Account may not reasonably occur or so that the Company may not reasonably determine the value the Separate Account’s net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. Payments from the Fixed Account may be delayed up to 6 months.

  THE SEPARATE ACCOUNTS

  The Travelers Insurance Company and The Travelers Life and Annuity Company each sponsor Separate Accounts: Fund ABD and Fund ABD II, respectively. Both Fund ABD and Fund ABD II were established on October 17, 1995 and are registered with the SEC as unit investment trusts (Separate Account) under the Investment Company Act of 1940, as amended. We will invest Separate Account assets attributable to the Contracts exclusively in the shares of the Variable Funding Options.

  32

  We hold the assets of Fund ABD and Fund ABD II for the exclusive and separate benefit of the owners of each Separate Account, according to the laws of Connecticut. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are, in accordance with the Contracts, credited to or charged against the Separate Account without regard to other income, gains and losses of the Company. The assets held by the Separate Account are not chargeable with liabilities arising out of any other business that we may conduct. Obligations under the Contract are obligations of the Company.

  All investment income and other distributions of the funding options are payable to the Separate Account. We reinvest all such income and/or distributions in shares of the respective funding option at net asset value. Shares of the funding options are currently sold only to life insurance company Separate Accounts to fund variable annuity and variable life insurance contracts.

  Certain variable annuity Separate Accounts and variable life insurance Separate Accounts may invest in the funding options simultaneously (called “mixed” and “shared” funding). It is conceivable that in the future it may be disadvantageous to do so. Although the Company and the Variable Funding Options do not currently foresee any such disadvantages either to variable annuity Contract Owners or variable life policy owners, each Underlying Fund’s Board of Directors intends to monitor events in order to identify any material conflicts between them and to determine what action, if any, should be taken. If a Board of Directors was to conclude that separate funds should be established for variable life and variable annuity Separate Accounts, the variable annuity Contract Owners would not bear any of the related expenses, but variable annuity Contract Owners and variable life insurance policy owners would no longer have the economies of scale resulting from a lar ger combined fund.

  Performance Information

  From time to time, we may advertise several types of historical performance for the Contract’s Variable Funding Options. We may advertise the “standardized average annual total returns” of the Variable Funding Option, calculated in a manner prescribed by the SEC, and the “nonstandardized total return,” as described below. Specific examples of the performance information appear in the SAI.

  Standardized Method. We compute quotations of average annual total returns according to a formula in which a hypothetical initial investment of $1,000 is applied to the Variable Funding Option, and then related to ending redeemable values over one-, five-, and ten-year periods, or for a period covering the time during which the funding option has been in existence, if less. These quotations reflect the deduction of all recurring charges during each period (on a pro rata basis in the case of fractional periods). We convert the deduction for the annual contract administrative charge to a percentage of assets based on the actual fee collected, divided by the average net assets for Contracts sold. Each quotation assumes a total redemption at the end of each period with the applicable withdrawal charge deducted at that time.

  Nonstandardized Method. We calculate nonstandardized “total returns” in a similar manner based on the performance of the funding options over a period of time, usually for the calendar year-to-date, and for the past one-, three-, five- and ten-year periods. Nonstandardized total returns will not reflect the deduction of the annual contract administrative charge, which, if reflected, would decrease the level of performance shown. These returns also do not reflect the withdrawal charge because we designed the Contract for long-term investment.

  For Underlying Funds that were in existence before they became available as a funding option, the nonstandardized average annual total return quotations reflects the investment performance that such funding options would have achieved (reduced by the applicable charges) had the Underlying Fund been held under the Contract for the period quoted. The total return quotations are based upon historical earnings and are not necessarily representative of future performance.

  General. Within the guidelines prescribed by the SEC and the National Association of Securities Dealers, Inc. (“NASD”), performance information may be quoted numerically or may be presented in a table, graph or other illustration. Advertisements may include data comparing performance to well-known indices of market performance (including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor’s (S&P) 500 Index, the S&P 400 Index, the Lehman Brothers Long T-Bond Index, the Russell 1000, 2000 and 3000 Indices, the Value Line Index, and the Morgan Stanley Capital International’s EAFE Index). Advertisements may also include published editorial comments and performance rankings compiled by independent organizations

  33

  (including, but not limited to, Lipper Analytical Services, Inc. and Morningstar, Inc.) and publications that monitor the performance of the Separate Account and the Variable Funding Options.

  FEDERAL TAX CONSIDERATIONS

  The following general discussion of the federal income tax consequences under this Contract is not intended to cover all situations, and is not meant to provide tax or legal advice. Because of the complexity of the law and the fact that the tax results will vary depending on many factors, you should consult your tax and/or legal adviser regarding your personal situation. For your information, a more detailed tax discussion is contained in the SAI.

  Non-Resident Aliens

  Distributions to non-resident aliens (“NRAs”) are subject to special and complex tax and withholding rules under the Code, some of which are based upon the particular facts and circumstances of the Contract Owner, the beneficiary and the transaction itself. In addition, Annuity Payments to NRAs in many countries are exempt from U.S. tax (or subject to lower rates) based upon a tax treaty. NRAs should seek guidance from a tax adviser regarding their personal situation.

  General Taxation of Annuities

  Congress has recognized the value of saving for retirement by providing certain tax benefits, in the form of tax deferral, for money put into an annuity. The Internal Revenue Code (Code) governs how this money is ultimately taxed, depending upon the type of Contract, qualified or nonqualified, and the manner in which the money is distributed, as briefly described below.

  Tax-Free Exchanges: The Internal Revenue Code provides that, generally, no gain or loss is recognized when an annuity Contract is received in exchange for a life, endowment, or annuity Contract. Since different annuity Contracts have different expenses, fees and benefits, a tax-free exchange could result in your investment becoming subject to higher or lower fees and/or expenses.

  Types of Contracts: Qualified or Nonqualified

  If you purchase an annuity Contract with proceeds of an eligible rollover distribution from any qualified employee pension plan or individual retirement annuity (IRA), your Contract is referred to as a Qualified Contract. Some examples of Qualified Contracts are: IRAs, tax-sheltered annuities established by public school systems or certain tax-exempt organizations under Code Section 403(b), corporate sponsored pension and profit-sharing plans (including 401(k) plans), Keogh Plans (for self-employed individuals), and certain other qualified deferred compensation plans. Another type of Qualified Contract is a Roth IRA, under which after-tax contributions accumulate until maturity, when amounts (including earnings) may be withdrawn tax-free. The rights and benefits under a Qualified Contract may be limited by the terms of the retirement plan, regardless of the terms and conditions of the Contract. If you purchase the Contract on an individual basis with after-tax dollars and not under one of the programs described above, your Contract is referred to as nonqualified.

  Nonqualified Annuity Contracts

  As the owner of a nonqualified annuity, you do not receive any tax benefit (deduction or deferral of income) on Purchase Payments, but you will not be taxed on increases in the value of your Contract until a distribution occurs — either as a withdrawal (distribution made prior to the Maturity Date), or as Annuity Payments. When a withdrawal is made, you are taxed on the amount of the withdrawal that is considered earnings under applicable tax laws. Similarly, when you receive an annuity payment, part of each payment is considered a return of your Purchase Payments and will not be taxed. The remaining portion of the annuity payment (i.e., any earnings) will be considered ordinary income for tax purposes.

  If a nonqualified annuity is owned by other than an individual, however, (e.g., by a corporation), increases in the value of the Contract attributable to Purchase Payments made after February 28, 1986 are includible in income annually. Furthermore, for Contracts issued after April 22, 1987, if you transfer the Contract to another

  34

  person or entity without adequate consideration, all deferred increases in value will be includable in your income at the time of the transfer.

  If you make a partial withdrawal, this money will generally be taxed as first coming from earnings, (income in the contract), and then from your Purchase Payments. These withdrawn earnings are includable in your taxable income. (See Penalty Tax for Premature Distributions below.) There is income in the Contract to the extent the Contract Value exceeds your investment in the Contract. The investment in the Contract equals the total Purchase Payments you paid less any amount received previously which was excludible from gross income. Any direct or indirect borrowing against the value of the Contract or pledging of the Contract as security for a loan will be treated as a cash distribution under the tax law, and will have tax consequences in the year taken.

  Federal tax law requires that nonqualified annuity Contracts meet minimum mandatory distribution requirements upon the death of the Contract Owner, including the first of joint owners. If these requirements are not met, the Contract will not be treated as an annuity Contract for Federal income tax purposes and earnings under the Contract will be taxable currently, not when distributed. The distribution required depends, among other things, upon whether an annuity option is elected or whether the succeeding Contract Owner is the surviving spouse. We will administer Contracts in accordance with these rules and we will notify you when you should begin receiving payments. There is a more complete discussion of these rules in the SAI.

  Puerto Rico Tax Considerations

  The Puerto Rico Internal Revenue Code of 1994 (the “1994 Code”) taxes distributions from nonqualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 1994 Code first as a return of investment. Therefore, no taxable income is recognized for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. Similarly, the amount of income on annuity distributions (payable over your lifetime) is calculated differently. Since Puerto Rico residents are also subject to U.S. income tax on all income other than income sourced to Puerto Rico, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 1994 Code provides a credit against the Puerto Rico income tax for U.S. income taxes, an individual may not get full credit because of the timing differences. You should consult wit h a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution, particularly a partial distribution or election to annuitize.

  Qualified Annuity Contracts

  Under a qualified annuity, since amounts paid into the Contract have generally not yet been taxed, the full amount of such distributions, including lump-sum withdrawals and Annuity Payments, are generally taxed at the ordinary income tax rate unless the distribution is transferred to an eligible rollover account or Contract. The Contract is available as a vehicle for IRA rollovers and for other qualified Contracts. There are special rules that govern the taxation of Qualified Contracts, including withdrawal restrictions, requirements for mandatory distributions, and contribution limits. We have provided a more complete discussion in the SAI.

  Note to participants in qualified plans including 401, 403(b), 457 as well as IRA owners: While annual plan contribution limits may be increased from time to time by Congress and the IRS for federal income tax purposes, these limits must be adopted by each state for the higher limits to be effective at a state income tax level. In other words, the permissible contribution limit for income tax purposes may be different at the federal level from your state's income tax laws. Please consult your employer or tax adviser regarding this issue.

  Penalty Tax for Premature Distributions

  For both Qualified and Nonqualified Contracts, taxable distributions taken before the Contract Owner has reached the age of 591/2 will be subject to a 10% additional tax penalty unless the distribution is taken in a series of periodic distributions, for life or life expectancy, or unless the distribution follows the death or disability of the Contract Owner. Other exceptions may be available in certain qualified plans. The 10% additional tax is in addition to any penalties that may apply under your Contract and the normal income taxes due on the distribution.

  35

  Diversification Requirements for Variable Annuities

  The Code requires that any nonqualified variable annuity Contracts based on a Separate Account shall not be treated as an annuity for any period if investments made in the account are not adequately diversified. Final tax regulations define how Separate Accounts must be diversified. The Company monitors the diversification of investments constantly and believes that its accounts are adequately diversified. The consequence of any failure to diversify is essentially the loss to the Contract owner of tax-deferred treatment. The Company intends to administer all Contracts subject to this provision of law in a manner that will maintain adequate diversification.

  Ownership of the Investments

  In certain circumstances, owners of variable annuity Contracts have been considered to be the owners of the assets of the underlying Separate Account for Federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the Contract Owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the number of funds available and the flexibility of the Contract Owner to allocate premium payments and transfer amounts among the funding options, have not been addressed in public rulings. While we believe that the Contract does not give the Contract Owner investment control over Separate Account assets, we reserve the right to modify the Contract as necessary to prevent a Contract Owner from being treated as the owner of the Separate Account assets supporting the Contract.

  Mandatory Distributions For Qualified Plans

  Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which an IRA owner attains age 701/2. Participants in qualified plans and 403(b) annuities may defer minimum distributions until the later of April 1st of the calendar year following the calendar year in which they attain age 701/2 or the year of retirement.

  Minimum Distributions For Beneficiaries When a death benefit becomes due upon the death of the owner and/or Annuitant, minimum distributions may be taken over the life expectancy of the beneficiary not less than annually within one year from the date of death or the funds remaining in the Contract must be completely withdrawn within five years from the date of death.

  Taxation of Death Benefit Proceeds

  Amounts may be distributed from a Contract because of the death of an owner or Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the contract; or (ii) if distributed under a Payment Option, they are taxed in the same way as Annuity Payments.

  OTHER INFORMATION

  The Insurance Companies

  Please refer to your Contract to determine which Company issued your Contract.

  The Travelers Insurance Company is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company is an indirect wholly-owned subsidiary of Citigroup Inc. The Company’s Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.

  The Travelers Life and Annuity Company is a stock insurance company chartered in 1973 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States (except New York), the District of Columbia and Puerto Rico. The Company is an indirect wholly-owned subsidiary of Citigroup Inc. The Company’s Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.

  36

  Financial Statements

  The financial statements for the Company and its Separate Account are located in the Statement of Additional Information.

  Distribution of Variable Annuity Contracts

  We intend to sell the Contracts in all jurisdictions where we are licensed to do business and where the Contract is approved. Any registered representative of affiliated or independent broker-dealers who sell the Contracts will be qualified to sell variable annuities under applicable federal and state laws. Each broker-dealer is registered with the SEC under the Securities Exchange Act of 1934, and all are members of the NASD. The Contract is offered through both affiliated and non-affiliated broker dealers. The principal underwriter of the Contracts is our affiliate, Travelers Distribution LLC, One Cityplace, Hartford, CT.

  Up-front compensation paid to sales representatives will not exceed 10% of the Purchase Payments made under the Contracts. If asset based compensation is paid, it will not exceed 2% of the average account value annually. Also, we may pay additional compensation or permit other promotional incentives in cash, credit or other compensation for, among other things, training, marketing or services provided.

  Conformity with State and Federal Laws

  The laws of the state in which we deliver a Contract govern that Contract. Where a state has not approved a Contract feature or funding option, it will not be available in that state. Any paid-up annuity, Cash Surrender Value or death benefits that are available under the Contract are not less than the minimum benefits required by the statutes of the state in which we delivered the Contract. We reserve the right to make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any law or regulation issued by any governmental agency to which the Company, the Contract or the Contract Owner is subject.

  Voting Rights

  The Company is the legal owner of the shares of the Underlying Funds. However, we believe that when an Underlying Fund solicits proxies in conjunction with a vote of shareholders we are required to obtain from you and from other owners instructions on how to vote those shares. We will vote all shares, including those we may own on our own behalf, and those where we have not received instructions from Contract Owners, in the same proportion as shares for which we received voting instructions. Should we determine that we are no longer required to comply with the above, we will vote on the shares in our own right. In certain limited circumstances, and when permitted by law, we may disregard voting instructions. If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual report to Contract Owners.

  Legal Proceedings and Opinions

  Legal matters in connection with the federal laws and regulations affecting the issue and sale of the contract described in this prospectus, as well as the organization of the Companies, their authority to issue variable annuity contracts under Connecticut law and the validity of the forms of the variable annuity contracts under Connecticut law, have been passed on by the Deputy General Counsel of the Companies.

  There are no pending legal proceedings affecting either Separate Account or the principal underwriter. There are no pending legal proceedings against either Company likely to have a material adverse effect on the ability of either Company to meet its obligations under the applicable contract.

  37

  APPENDIX A — CONDENSED FINANCIAL INFORMATION

  THE TRAVELERS FUND ABD FOR VARIABLE ANNUITIES
  Accumulation Unit Values (in dollars)

  The following tables provide the Accumulation Unit Value information for the variable charge of 1.40% = Without E.S.P. and the variable charge of 1.60% = With E.S.P.

  1.25 M&E, 0.15 Adm = 1.40% Net Expense

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Capital Appreciation Fund (4/97)	2002	1.739	1.285	30,628,302
	2001	2.387	1.739	37,797,218
	2000	3.098	2.387	37,804,248
	1999	2.046	3.098	25,971,911
	1998	1.283	2.046	10,561,314
	1997	1.032	1.283	870,525
	1996	1.000	1.032	—

Money Market Portfolio (7/97)	2002	1.187	1.187	37,562,237
	2001	1.160	1.187	40,133,062
	2000	1.107	1.160	15,545,185
	1999	1.070	1.107	16,750,270
	1998	1.033	1.070	9,244,927
	1997	1.000	1.033	345,682

AIM Variable Insurance Funds
AIM V.I. Premier Equity Fund — Series I (9/00)	2002	0.755	0.519	7,491,542
	2001	0.875	0.755	7,280,717
	2000	1.000	0.875	1,020,328

Alliance Variable Product Series Fund, Inc.
Premier Growth Portfolio — Class B (5/00)	2002	0.640	0.436	18,860,012
	2001	0.786	0.640	21,249,041
	2000	1.000	0.786	8,906,509

Credit Suisse Trust
Credit Suisse Emerging Markets Portfolio (6/98)	2002	0.789	0.688	2,659,825
	2001	0.886	0.789	2,463,748
	2000	1.313	0.886	2,477,705
	1999	0.734	1.313	892,012
	1998	1.000	0.734	223,688
  A-1

  Accumulation Unit Values (in dollars)

  1.25 M&E, 0.15 Adm = 1.40% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Delaware VIP Trust
VIP REIT Series — Standard Class (6/98)	2002	1.203	1.240	4,187,869
	2001	1.121	1.203	1,959,474
	2000	0.866	1.121	732,010
	1999	0.901	0.866	357,910
	1998	1.000	0.901	96,983

Dreyfus Variable Investment Fund
Appreciation Portfolio — Initial Shares (5/98)	2002	1.071	0.880	10,947,330
	2001	1.198	1.071	11,107,345
	2000	1.223	1.198	10,147,802
	1999	1.112	1.223	7,840,789
	1998	1.000	1.112	2,937,245

Small Cap Portfolio — Initial Shares (5/98)	2002	1.094	0.872	13,477,877
	2001	1.182	1.094	11,594,005
	2000	1.058	1.182	6,798,006
	1999	0.871	1.058	3,387,052
	1998	1.000	0.871	1,435,805

Greenwich Street Series Fund
Appreciation Portfolio (6/97)	2002	1.330	1.082	16,582,644
	2001	1.405	1.330	13,756,405
	2000	1.431	1.405	9,922,836
	1999	1.283	1.431	6,935,912
	1998	1.092	1.283	3,710,315
	1997	1.000	1.092	506,282

Diversified Strategic Income Portfolio (6/97)	2002	1.138	1.176	10,925,399
	2001	1.118	1.138	12,784,586
	2000	1.103	1.118	11,430,969
	1999	1.100	1.103	10,783,437
	1998	1.048	1.100	7,076,327
	1997	1.000	1.048	733,829

Equity Index Portfolio — Class II Shares (6/99)	2002	0.848	0.649	15,365,066
	2001	0.982	0.848	13,010,004
  A-2

  Accumulation Unit Values (in dollars)

  1.25 M&E, 0.15 Adm = 1.40% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Equity Index Portfolio — Class II Shares (continued)	2000	1.098	0.982	4,272,617
	1999	1.000	1.098	753,819

Fundamental Value Portfolio (5/98)	2002	1.272	0.987	27,230,503
	2001	1.362	1.272	17,065,180
	2000	1.146	1.362	4,380,339
	1999	0.953	1.146	1,958,751
	1998	1.000	0.953	708,254

Janus Aspen Series
Balanced Portfolio — Service Shares (5/00)	2002	0.911	0.839	14,830,766
	2001	0.972	0.911	13,475,207
	2000	1.000	0.972	4,934,773

Global Life Sciences Portfolio — Service Shares (5/00)	2002	0.931	0.647	3,729,488
	2001	1.135	0.931	4,102,883
	2000	1.000	1.135	1,951,454

Global Technology Portfolio — Service Shares (5/00)	2002	0.415	0.242	11,940,339
	2001	0.672	0.415	10,706,223
	2000	1.000	0.672	5,661,986

Worldwide Growth Portfolio — Service Shares (5/00)	2002	0.609	0.446	15,628,276
	2001	0.798	0.609	16,824,804
	2000	1.000	0.798	7,908,763

PIMCO Variable Insurance Trust
Total Return Portfolio — Administrative Class (5/01)	2002	1.053	1.132	20,028,983
	2001	1.000	1.053	4,888,796

Putnam Variable Trust
Putnam VT International Growth Fund — Class IB Shares (5/01)	2002	0.857	0.696	3,980,191
	2001	1.000	0.857	1,555,346
  A-3

  Accumulation Unit Values (in dollars)

  1.25 M&E, 0.15 Adm = 1.40% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Putnam VT Voyager II Fund — Class IB Shares (5/01)	2002	0.806	0.560	299,898
	2001	1.000	0.806	269,501

Salomon Brothers Variable Series Fund Inc.
Capital Fund — Class I (10/98)	2002	1.529	1.130	11,108,929
	2001	1.522	1.529	5,065,288

Investors Fund — Class I (6/98)	2002	1.216	0.923	19,285,142
	2001	1.287	1.216	15,853,833
	2000	1.132	1.287	7,090,936
	1999	1.029	1.132	3,905,967
	1998	1.000	1.029	1,764,644

The Travelers Series Trust
Convertible Securities Portfolio (5/98)	2002	1.270	1.165	11,385,903
	2001	1.299	1.270	9,680,620
	2000	1.170	1.299	3,349,925
	1999	1.000	1.170	1,137,997
	1998	1.000	1.000	458,699

Disciplined Mid Cap Stock Portfolio (6/97)	2002	1.677	1.417	5,642,652
	2001	1.773	1.677	5,089,354
	2000	1.541	1.773	3,629,362
	1999	1.377	1.541	2,663,507
	1998	1.195	1.377	1,425,770
	1997	1.000	1.195	120,880

Equity Income Portfolio (5/97)	2002	1.521	1.291	25,581,166
	2001	1.652	1.521	27,130,603
	2000	1.535	1.652	22,535,737
	1999	1.484	1.535	19,892,863
	1998	1.339	1.484	12,301,819
	1997	1.026	1.339	639,656
	1996	1.000	1.026	—

Federated High Yield Portfolio (5/97)	2002	1.089	1.114	10,745,854
	2001	1.084	1.089	10,746,070
	2000	1.196	1.084	10,245,417
  A-4

  Accumulation Unit Values (in dollars)

  1.25 M&E, 0.15 Adm = 1.40% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Federated High Yield Portfolio (continued)	1999	1.177	1.196	10,237,038
	1998	1.140	1.177	7,715,310
	1997	1.000	1.140	620,667

Federated Stock Portfolio (5/97)	2002	1.592	1.266	5,995,963
	2001	1.588	1.592	6,935,446
	2000	1.552	1.588	7,399,547
	1999	1.494	1.552	7,710,739
	1998	1.285	1.494	4,599,587
	1997	1.000	1.285	352,550

Large Cap Portfolio (6/97)	2002	1.459	1.111	21,047,983
	2001	1.790	1.459	24,478,964
	2000	2.123	1.790	22,306,844
	1999	1.665	2.123	15,562,311
	1998	1.245	1.665	6,662,550
	1997	1.023	1.245	491,869
	1996	1.000	1.023	—

Lazard International Stock Portfolio (5/97)	2002	0.928	0.796	13,668,745
	2001	1.275	0.928	15,755,872
	2000	1.460	1.275	14,943,761
	1999	1.216	1.460	10,264,070
	1998	1.095	1.216	6,533,760
	1997	1.027	1.095	849,629
	1996	1.000	1.027	—

MFS Emerging Growth Portfolio (4/97)	2002	1.371	0.889	14,224,892
	2001	2.179	1.371	17,469,577
	2000	2.766	2.179	16,347,854
	1999	1.587	2.766	11,222,748
	1998	1.198	1.587	5,891,811
	1997	1.004	1.198	528,553
	1996	1.000	1.004	—

MFS Mid Cap Growth Portfolio (4/98)	2002	1.295	0.653	17,198,804
	2001	1.721	1.295	17,692,810
	2000	1.595	1.721	10,884,619
  A-5

  Accumulation Unit Values (in dollars)

  1.25 M&E, 0.15 Adm = 1.40% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

MFS Mid Cap Growth Portfolio (continued)	1999	0.985	1.595	3,220,420
	1998	1.000	0.985	696,846

Travelers Quality Bond Portfolio (5/97)	2002	1.257	1.311	38,055,248
	2001	1.190	1.257	30,037,629
	2000	1.128	1.190	16,565,402
	1999	1.131	1.128	13,396,194
	1998	1.057	1.131	9,328,606
	1997	1.001	1.057	378,758
	1996	1.000	1.001	—

Travelers Series Fund Inc.
AIM Capital Appreciation Portfolio (9/00)	2002	0.588	0.442	5,204,465
	2001	0.783	0.588	5,177,186
	2000	1.000	0.783	980,787

Alliance Growth Portfolio (6/97)	2002	1.508	0.988	25,280,072
	2001	1.765	1.508	31,918,323
	2000	2.189	1.765	32,922,575
	1999	1.679	2.189	25,024,627
	1998	1.319	1.679	13,211,206
	1997	1.037	1.319	1,062,634
	1996	1.000	1.037	—

MFS Total Return Portfolio (5/97)	2002	1.496	1.397	42,905,992
	2001	1.517	1.496	38,437,801
	2000	1.319	1.517	29,382,873
	1999	1.303	1.319	27,173,225
	1998	1.183	1.303	16,380,184
	1997	1.000	1.183	962,287

Smith Barney Aggressive Growth Portfolio (5/01)	2002	0.945	0.628	31,569,639
	2001	1.000	0.945	11,974,631

Smith Barney Large Capitalization Growth Portfolio (5/01)	2002	0.908	0.673	2,968,586
	2001	1.000	0.908	1,184,451
  A-6

  Accumulation Unit Values (in dollars)

  1.25 M&E, 0.15 Adm = 1.40% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Van Kampen Life Investment Trust
Comstock Portfolio — Class II Shares (12/00)	2002	1.024	0.814	6,548,811
	2001	1.069	1.024	3,476,351

Emerging Growth Portfolio — Class II Shares (12/00)	2002	0.664	0.441	3,785,426
	2001	0.986	0.664	2,180,793

Variable Insurance Products Fund II
Contrafund® Portfolio — Service Class 2 (5/00)	2002	0.796	0.710	9,701,628
	2001	0.923	0.796	8,023,592
	2000	1.000	0.923	3,113,370

Variable Insurance Products Fund III
Mid Cap Portfolio — Service Class 2 (12/00)	2002	0.999	0.887	5,310,526
	2001	1.050	0.999	1,727,443

  A-7

  Accumulation Unit Values (in dollars)

  1.25 M&E, 0.15 Adm, 0.20 ESP = 1.60% Net Expense

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Capital Appreciation Fund (4/97)	2002	1.737	1.280	40,937
	2001	1.000	1.737	53,852

Money Market Portfolio (7/97)	2002	1.185	1.182	—
	2001	1.000	1.185	—

AIM Variable Insurance Funds
AIM V.I. Premier Equity Fund — Series I (9/00)	2002	0.754	0.517	1,313
	2001	1.000	0.754	—

Alliance Variable Product Series Fund, Inc.
Premier Growth Portfolio — Class B (5/00)	2002	0.639	0.435	35,399
	2001	1.000	0.639	31,971

Credit Suisse Trust
Credit Suisse Emerging Markets Portfolio (6/98)	2002	0.788	0.686	1,211
	2001	1.000	0.788	—

Delaware VIP Trust
VIP REIT Series — Standard Class (6/98)	2002	1.201	1.235	28,968
	2001	1.000	1.201	26,587

Dreyfus Variable Investment Fund
Appreciation Portfolio — Initial Shares (5/98)	2002	1.069	0.876	46,073
	2001	1.000	1.069	47,043

Small Cap Portfolio — Initial Shares (5/98)	2002	1.092	0.869	12,139
	2001	1.000	1.092	2,257

Greenwich Street Series Fund
Appreciation Portfolio (6/97)	2002	1.328	1.078	—
	2001	1.000	1.328	—

Diversified Strategic Income Portfolio (6/97)	2002	1.136	1.172	—
	2001	1.000	1.136	—

Equity Index Portfolio — Class II Shares (6/99)	2002	0.847	0.647	59,536
	2001	1.000	0.847	56,525
  A-8

  Accumulation Unit Values (in dollars)

  1.25 M&E, 0.15 Adm, 0.20 ESP = 1.60% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Fundamental Value Portfolio (5/98)	2002	1.270	0.984	—
	2001	1.000	1.270	—

Janus Aspen Series
Balanced Portfolio — Service Shares (5/00)	2002	0.910	0.836	349,207
	2001	1.000	0.910	334,095

Global Life Sciences Portfolio — Service Shares (5/00)	2002	0.930	0.645	9,514
	2001	1.000	0.930	9,514

Global Technology Portfolio — Service Shares (5/00)	2002	0.414	0.241	—
	2001	1.000	0.414	—

Worldwide Growth Portfolio — Service Shares (5/00)	2002	0.608	0.444	178,641
	2001	1.000	0.608	259,969

PIMCO Variable Insurance Trust
Total Return Portfolio — Administrative Class (5/01)	2002	1.051	1.129	3,948
	2001	1.000	1.051	289,359

Putnam Variable Trust
Putnam VT International Growth Fund — Class IB Shares (5/01)	2002	0.856	0.694	—
	2001	1.000	0.856	—

Putnam VT Voyager II Fund — Class IB Shares (5/01)	2002	0.805	0.558	—
	2001	1.000	0.805	—

Salomon Brothers Variable Series Fund Inc.
Capital Fund — Class I (10/98)	2002	1.527	1.126	164,831
	2001	1.000	1.527	133,745

Investors Fund — Class I (6/98)	2002	1.214	0.920	340,212
	2001	1.000	1.214	197,379
  A-9

  Accumulation Unit Values (in dollars)

  1.25 M&E, 0.15 Adm, 0.20 ESP = 1.60% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

The Travelers Series Trust
Convertible Securities Portfolio (5/98)	2002	1.268	1.161	28,571
	2001	1.000	1.268	25,172

Disciplined Mid Cap Stock Portfolio (6/97)	2002	1.675	1.412	12,327
	2001	1.000	1.675	11,704

Equity Income Portfolio (5/97)	2002	1.519	1.287	64,328
	2001	1.000	1.519	89,211

Federated High Yield Portfolio (5/97)	2002	1.088	1.110	19,150
	2001	1.000	1.088	19,686

Federated Stock Portfolio (5/97)	2002	1.589	1.262	—
	2001	1.000	1.589	—

Large Cap Portfolio (6/97)	2002	1.457	1.107	108,235
	2001	1.000	1.457	138,251

Lazard International Stock Portfolio (5/97)	2002	0.926	0.793	1,301
	2001	1.000	0.926	—

MFS Emerging Growth Portfolio (4/97)	2002	1.369	0.886	—
	2001	1.000	1.369	—

MFS Mid Cap Growth Portfolio (4/98)	2002	1.293	0.651	4,108
	2001	1.000	1.293	3,615

Travelers Quality Bond Portfolio (5/97)	2002	1.255	1.306	89,378
	2001	1.000	1.255	34,750

Travelers Series Fund Inc.
AIM Capital Appreciation Portfolio (9/00)	2002	0.587	0.440	—
	2001	1.000	0.587	—

Alliance Growth Portfolio (6/97)	2002	1.506	0.984	—
	2001	1.000	1.506	—
  A-10

  Accumulation Unit Values (in dollars)

  1.25 M&E, 0.15 Adm, 0.20 ESP = 1.60% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

MFS Total Return Portfolio (5/97)	2002	1.493	1.392	46,137
	2001	1.000	1.493	139,865

Smith Barney Aggressive Growth Portfolio (5/01)	2002	0.944	0.626	—
	2001	1.000	0.944	2,000

Smith Barney Large Capitalization Growth Portfolio (5/01)	2002	0.906	0.671	—
	2001	1.000	0.906	—

Van Kampen Life Investment Trust
Comstock Portfolio — Class II Shares (12/00)	2002	1.023	0.811	511,591
	2001	1.000	1.023	554,533

Emerging Growth Portfolio — Class II Shares (12/00)	2002	0.663	0.440	204,548
	2001	1.000	0.663	196,322

Variable Insurance Products Fund II
Contrafund® Portfolio — Service Class 2 (5/00)	2002	0.795	0.707	173,492
	2001	1.000	0.795	67,791

Variable Insurance Products Fund III
Mid Cap Portfolio — Service Class 2 (12/00)	2002	0.998	0.883	99,631
	2001	1.000	0.998	4,842

  Notes

  Effective January 2, 2003, Dreyfus Variable Investment Fund: Small Cap Portfolio changed its name to Developing Leaders Portfolio.

  The number of units outstanding for the 2001 yearend have been restated to include Annuity Units, where appropriate.

  The date next to each funding option’s name reflects the date money first came into the funding option through the Separate Account.

  Funding options not listed above had no amounts allocated to them or were not available as of December 31, 2002.

  “Number of Units outstanding at end of period” may include units for contract owners in payout phase, where appropriate.

  Greenwich Street Series Fund: Diversified Strategic Income Portfolio is no longer available to new Contract Owners

  A-11

  APPENDIX B — CONDENSED FINANCIAL INFORMATION

  THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES
  Accumulation Unit Values (in dollars)

  The following tables provide the Accumulation Unit Value information for the variable charge of 1.40% = Without E.S.P. and the variable charge of 1.60% = With E.S.P.

  1.25 M&E, 0.15 Adm = 1.40% Net Expense

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Capital Appreciation Fund (12/96)	2002	1.739	1.285	42,634,828
	2001	2.387	1.739	53,418,968
	2000	3.098	2.387	61,812,417
	1999	2.046	3.098	46,942,401
	1998	1.283	2.046	23,010,432
	1997	1.032	1.283	6,344,051
	1996	1.000	1.032	29,824

Money Market Portfolio (2/97)	2002	1.187	1.187	50,704,937
	2001	1.160	1.187	58,256,805
	2000	1.107	1.160	34,878,359
	1999	1.070	1.107	37,736,754
	1998	1.033	1.070	16,762,447
	1997	1.000	1.033	5,369,177

AIM Variable Insurance Funds
AIM V.I. Premier Equity Fund — Series I (10/00)	2002	0.755	0.519	4,949,369
	2001	0.875	0.755	3,727,475
	2000	1.000	0.875	391,818

Alliance Variable Product Series Fund, Inc.
Premier Growth Portfolio — Class B (5/00)	2002	0.640	0.436	17,729,828
	2001	0.786	0.640	18,982,017
	2000	1.000	0.786	13,647,974

Credit Suisse Trust
Credit Suisse Emerging Markets Portfolio (5/98)	2002	0.789	0.688	4,787,661
	2001	0.886	0.789	4,624,645
	2000	1.313	0.886	4,854,365
	1999	0.734	1.313	2,521,807
	1998	1.000	0.734	780,839
  B-1

  Accumulation Unit Values (in dollars)

  1.25 M&E, 0.15 Adm = 1.40% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Delaware VIP Trust
VIP REIT Series — Standard Class (5/98)	2002	1.203	1.240	4,376,831
	2001	1.121	1.203	2,866,778
	2000	0.866	1.121	2,273,183
	1999	0.901	0.866	1,280,359
	1998	1.000	0.901	632,612

Dreyfus Variable Investment Fund
Appreciation Portfolio — Initial Shares (4/98)	2002	1.071	0.880	10,611,490
	2001	1.198	1.071	11,636,949
	2000	1.223	1.198	12,271,080
	1999	1.112	1.223	10,488,399
	1998	1.000	1.112	2,833,960

Small Cap Portfolio — Initial Shares (4/98)	2002	1.094	0.872	19,868,161
	2001	1.182	1.094	19,065,688
	2000	1.058	1.182	13,636,390
	1999	0.871	1.058	7,815,322
	1998	1.000	0.871	3,051,249

Greenwich Street Series Fund
Appreciation Portfolio (6/97)	2002	1.330	1.082	25,634,852
	2001	1.405	1.330	26,819,131
	2000	1.431	1.405	26,294,804
	1999	1.283	1.431	24,225,208
	1998	1.092	1.283	16,532,767
	1997	1.000	1.092	5,241,524

Diversified Strategic Income Portfolio (6/97)	2002	1.138	1.176	20,082,394
	2001	1.118	1.138	24,186,665
	2000	1.103	1.118	24,931,049
	1999	1.100	1.103	28,198,595
	1998	1.048	1.100	24,838,532
	1997	1.000	1.048	5,444,154

Equity Index Portfolio — Class II Shares (5/99)	2002	0.848	0.649	16,724,050
	2001	0.982	0.848	16,104,947
  B-2

  Accumulation Unit Values (in dollars)

  1.25 M&E, 0.15 Adm = 1.40% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Equity Index Portfolio — Class II Shares (continued)	2000	1.098	0.982	10,807,508
	1999	1.000	1.098	3,460,443

Fundamental Value Portfolio (5/98)	2002	1.272	0.987	22,295,734
	2001	1.362	1.272	18,253,433
	2000	1.146	1.362	8,558,759
	1999	0.953	1.146	4,963,010
	1998	1.000	0.953	1,281,704

Janus Aspen Series
Balanced Portfolio — Service Shares (5/00)	2002	0.911	0.839	15,615,585
	2001	0.972	0.911	12,635,819
	2000	1.000	0.972	5,246,201

Global Life Sciences Portfolio — Service Shares (5/00)	2002	0.931	0.647	2,609,664
	2001	1.135	0.931	3,200,999
	2000	1.000	1.135	2,447,663

Global Technology Portfolio — Service Shares (5/00)	2002	0.415	0.242	7,815,420
	2001	0.672	0.415	9,044,726
	2000	1.000	0.672	7,604,465

Worldwide Growth Portfolio — Service Shares (5/00)	2002	0.609	0.446	22,039,418
	2001	0.798	0.609	22,841,930
	2000	1.000	0.798	13,421,744

PIMCO Variable Insurance Trust
Total Return Portfolio — Administrative Class (5/01)	2002	1.053	1.132	23,164,168
	2001	1.000	1.053	5,336,214

Putnam Variable Trust
Putnam VT International Growth Fund — Class IB Shares (5/01)	2002	0.857	0.696	2,571,497
	2001	1.000	0.857	999,717
  B-3

  Accumulation Unit Values (in dollars)

  1.25 M&E, 0.15 Adm = 1.40% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Putnam VT Voyager II Fund — Class IB Shares (7/01)	2002	0.806	0.560	392,679
	2001	1.000	0.806	154,441

Salomon Brothers Variable Series Fund Inc.
Capital Fund — Class I (5/98)	2002	1.529	1.130	14,322,306
	2001	1.522	1.529	12,398,140

Investors Fund — Class I (4/98)	2002	1.216	0.923	19,758,109
	2001	1.287	1.216	19,646,073
	2000	1.132	1.287	12,889,045
	1999	1.029	1.132	8,670,638
	1998	1.000	1.029	3,232,444

The Travelers Series Trust
Convertible Securities Portfolio (5/98)	2002	1.270	1.165	12,056,558
	2001	1.299	1.270	12,986,021
	2000	1.170	1.299	7,553,759
	1999	1.000	1.170	2,431,429
	1998	1.000	1.000	414,907

Disciplined Mid Cap Stock Portfolio (6/97)	2002	1.677	1.417	8,864,245
	2001	1.773	1.677	8,489,614
	2000	1.541	1.773	8,454,275
	1999	1.377	1.541	6,716,626
	1998	1.195	1.377	5,142,990
	1997	1.000	1.195	1,668,733

Equity Income Portfolio (12/96)	2002	1.521	1.291	34,048,347
	2001	1.652	1.521	37,812,927
	2000	1.535	1.652	37,849,058
	1999	1.484	1.535	35,687,217
	1998	1.339	1.484	25,733,333
	1997	1.026	1.339	6,719,150
	1996	1.000	1.026	30,196

Federated High Yield Portfolio (1/97)	2002	1.089	1.114	17,457,622
	2001	1.084	1.089	18,647,220
	2000	1.196	1.084	19,736,049
  B-4

  Accumulation Unit Values (in dollars)

  1.25 M&E, 0.15 Adm = 1.40% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Federated High Yield Portfolio (continued)	1999	1.177	1.196	22,260,856
	1998	1.140	1.177	18,811,555
	1997	1.000	1.140	4,566,993

Federated Stock Portfolio (1/97)	2002	1.592	1.266	10,775,970
	2001	1.588	1.592	12,221,263
	2000	1.552	1.588	13,157,332
	1999	1.494	1.552	14,406,177
	1998	1.285	1.494	11,892,034
	1997	1.000	1.285	3,816,999

Large Cap Portfolio (12/96)	2002	1.459	1.111	27,044,542
	2001	1.790	1.459	31,933,410
	2000	2.123	1.790	34,231,282
	1999	1.665	2.123	28,051,763
	1998	1.245	1.665	15,040,703
	1997	1.023	1.245	4,815,858
	1996	1.000	1.023	7,800

Lazard International Stock Portfolio (12/96)	2002	0.928	0.796	26,640,453
	2001	1.275	0.928	31,145,128
	2000	1.460	1.275	30,394,514
	1999	1.216	1.460	25,226,349
	1998	1.095	1.216	17,270,810
	1997	1.027	1.095	5,694,288
	1996	1.000	1.027	5,702

MFS Emerging Growth Portfolio (12/96)	2002	1.371	0.889	20,932,892
	2001	2.179	1.371	25,825,528
	2000	2.766	2.179	29,190,353
	1999	1.587	2.766	22,881,721
	1998	1.198	1.587	15,538,984
	1997	1.004	1.198	4,218,974
	1996	1.000	1.004	31,886

MFS Mid Cap Growth Portfolio (4/98)	2002	1.295	0.653	14,799,098
	2001	1.721	1.295	16,854,809
	2000	1.595	1.721	14,558,647
  B-5

  Accumulation Unit Values (in dollars)

  1.25 M&E, 0.15 Adm = 1.40% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

MFS Mid Cap Growth Portfolio (continued)	1999	0.985	1.595	4,760,902
	1998	1.000	0.985	965,761

Travelers Quality Bond Portfolio (12/96)	2002	1.257	1.311	32,768,047
	2001	1.190	1.257	35,205,769
	2000	1.128	1.190	26,960,877
	1999	1.131	1.128	26,069,226
	1998	1.057	1.131	15,435,236
	1997	1.001	1.057	3,137,736
	1996	1.000	1.001	95,203

Travelers Series Fund Inc.
AIM Capital Appreciation Portfolio (10/00)	2002	0.588	0.442	2,972,707
	2001	0.783	0.588	2,101,669
	2000	1.000	0.783	755,807

Alliance Growth Portfolio (12/96)	2002	1.508	0.988	39,829,841
	2001	1.765	1.508	49,964,273
	2000	2.189	1.765	55,775,319
	1999	1.679	2.189	47,167,905
	1998	1.319	1.679	31,011,054
	1997	1.037	1.319	8,259,362
	1996	1.000	1.037	2,250

MFS Total Return Portfolio (1/97)	2002	1.496	1.397	56,799,647
	2001	1.517	1.496	58,954,968
	2000	1.319	1.517	53,326,538
	1999	1.303	1.319	54,290,552
	1998	1.183	1.303	42,017,841
	1997	1.000	1.183	9,959,634

Smith Barney Aggressive Growth Portfolio (5/01)	2002	0.945	0.628	14,029,960
	2001	1.000	0.945	6,698,010

Smith Barney Large Capitalization Growth Portfolio (5/01)	2002	0.908	0.673	2,882,803
	2001	1.000	0.908	928,528
  B-6

  Accumulation Unit Values (in dollars)

  1.25 M&E, 0.15 Adm = 1.40% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Van Kampen Life Investment Trust
Comstock Portfolio — Class II Shares (12/00)	2002	1.024	0.814	13,051,055
	2001	1.069	1.024	8,766,086

Emerging Growth Portfolio — Class II Shares (12/00)	2002	0.664	0.441	6,091,660
	2001	0.986	0.664	4,736,674

Variable Insurance Products Fund II
Contrafund® Portfolio — Service Class 2 (5/00)	2002	0.796	0.710	10,767,860
	2001	1.050	0.796	8,215,904

Variable Insurance Products Fund III
Mid Cap Portfolio — Service Class 2 (1/01)	2002	0.999	0.887	4,832,433
	2001	1.050	0.999	1,308,941

  B-7

  Accumulation Unit Values (in dollars)

  1.25 M&E, 0.15 Adm, 0.20 ESP = 1.60% Net Expense

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Capital Appreciation Fund (12/96)	2002	1.737	1.280	270,019
	2001	1.000	1.737	336,154

Money Market Portfolio (2/97)	2002	1.185	1.182	496,277
	2001	1.000	1.185	360,510

AIM Variable Insurance Funds
AIM V.I. Premier Equity Fund — Series I (10/00)	2002	0.754	0.517	357,964
	2001	1.000	0.754	241,521

Alliance Variable Product Series Fund, Inc.
Premier Growth Portfolio — Class B (5/00)	2002	0.639	0.435	661,958
	2001	1.000	0.639	324,584

Credit Suisse Trust
Credit Suisse Emerging Markets Portfolio (5/98)	2002	0.788	0.686	22,508
	2001	1.000	0.788	20,143

Delaware VIP Trust
VIP REIT Series — Standard Class (5/98)	2002	1.201	1.235	140,640
	2001	1.000	1.201	50,526

Dreyfus Variable Investment Fund
Appreciation Portfolio — Initial Shares (4/98)	2002	1.069	0.876	371,768
	2001	1.000	1.069	336,104

Small Cap Portfolio — Initial Shares (4/98)	2002	1.092	0.869	379,872
	2001	1.000	1.092	96,701

Greenwich Street Series Fund
Appreciation Portfolio (6/97)	2002	1.328	1.078	342,651
	2001	1.000	1.328	73,102

Diversified Strategic Income Portfolio (6/97)	2002	1.136	1.172	6,840
	2001	1.000	1.136	6,846

Equity Index Portfolio — Class II Shares (5/99)	2002	0.847	0.647	503,511
	2001	1.000	0.847	422,599
  B-8

  Accumulation Unit Values (in dollars)

  1.25 M&E, 0.15 Adm, 0.20 ESP = 1.60% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Fundamental Value Portfolio (5/98)	2002	1.270	0.984	792,140
	2001	1.000	1.270	230,090

Janus Aspen Series
Balanced Portfolio — Service Shares (5/00)	2002	0.910	0.836	1,889,750
	2001	1.000	0.910	1,393,717

Global Life Sciences Portfolio — Service Shares (5/00)	2002	0.930	0.645	146,706
	2001	1.000	0.930	95,078

Global Technology Portfolio — Service Shares (5/00)	2002	0.414	0.241	387,276
	2001	1.000	0.414	175,237

Worldwide Growth Portfolio — Service Shares (5/00)	2002	0.608	0.444	2,427,740
	2001	1.000	0.608	2,406,047

PIMCO Variable Insurance Trust
Total Return Portfolio — Administrative Class (5/01)	2002	1.051	1.129	604,082
	2001	1.000	1.051	103,986

Putnam Variable Trust
Putnam VT International Growth Fund — Class IB Shares (5/01)	2002	0.856	0.694	74,910
	2001	1.000	0.856	24,093

Putnam VT Voyager II Fund — Class IB Shares (7/01)	2002	0.805	0.558	89,067
	2001	1.000	0.805	7,226

Salomon Brothers Variable Series Fund Inc.
Capital Fund — Class I (5/98)	2002	1.527	1.126	1,870,724
	2001	1.000	1.527	1,558,759

Investors Fund — Class I (4/98)	2002	1.214	0.920	1,382,902
	2001	1.000	1.214	1,037,329
  B-9

  Accumulation Unit Values (in dollars)

  1.25 M&E, 0.15 Adm, 0.20 ESP = 1.60% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

The Travelers Series Trust
Convertible Securities Portfolio (5/98)	2002	1.268	1.161	484,977
	2001	1.000	1.268	279,787

Disciplined Mid Cap Stock Portfolio (6/97)	2002	1.675	1.412	115,579
	2001	1.000	1.675	60,704

Equity Income Portfolio (12/96)	2002	1.519	1.287	1,313,576
	2001	1.000	1.519	841,328

Federated High Yield Portfolio (1/97)	2002	1.088	1.110	223,221
	2001	1.000	1.088	142,360

Federated Stock Portfolio (1/97)	2002	1.589	1.262	58,964
	2001	1.000	1.589	49,959

Large Cap Portfolio (12/96)	2002	1.457	1.107	697,276
	2001	1.000	1.457	580,647

Lazard International Stock Portfolio (12/96)	2002	0.926	0.793	91,836
	2001	1.000	0.926	31,327

MFS Emerging Growth Portfolio (12/96)	2002	1.369	0.886	92,230
	2001	1.000	1.369	89,035

MFS Mid Cap Growth Portfolio (4/98)	2002	1.293	0.651	359,238
	2001	1.000	1.293	72,577

Travelers Quality Bond Portfolio (12/96)	2002	1.255	1.306	567,356
	2001	1.000	1.255	84,704

Travelers Series Fund Inc.
AIM Capital Appreciation Portfolio (10/00)	2002	0.587	0.440	71,936
	2001	1.000	0.587	—

Alliance Growth Portfolio (12/96)	2002	1.506	0.984	182,286
	2001	1.000	1.506	118,014
  B-10

  Accumulation Unit Values (in dollars)

  1.25 M&E, 0.15 Adm, 0.20 ESP = 1.60% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

MFS Total Return Portfolio (1/97)	2002	1.493	1.392	892,719
	2001	1.000	1.493	354,027

Smith Barney Aggressive Growth Portfolio (5/01)	2002	0.944	0.626	1,079,754
	2001	1.000	0.944	149,550

Smith Barney Large Capitalization Growth Portfolio (5/01)	2002	0.906	0.671	42,977
	2001	1.000	0.906	11,243

Van Kampen Life Investment Trust
Comstock Portfolio — Class II Shares (12/00)	2002	1.023	0.811	7,429,824
	2001	1.000	1.023	5,630,049

Emerging Growth Portfolio — Class II Shares (12/00)	2002	0.663	0.440	3,634,609
	2001	1.000	0.663	2,877,751

Variable Insurance Products Fund II
Contrafund® Portfolio — Service Class 2 (5/00)	2002	0.795	0.707	1,448,191
	2001	1.000	0.795	812,432

Variable Insurance Products Fund III
Mid Cap Portfolio — Service Class 2 (1/01)	2002	0.998	0.883	645,680
	2001	1.000	0.998	422,120

  Notes

  Effective January 2, 2003, Dreyfus Variable Investment Fund: Small Cap Portfolio changed its name to Developing Leaders Portfolio.

  The number of units outstanding for the 2001 yearend have been restated to include Annuity Units, where appropriate.

  The date next to each funding option’s name reflects the date money first came into the funding option through the Separate Account.

  Funding options not listed above had no amounts allocated to them or were not available as of December 31, 2002.

  “Number of Units outstanding at end of period” may include units for contract owners in payout phase, where appropriate.

  Greenwich Street Series Fund: Diversified Strategic Income Portfolio is no longer available to new contract owners

  B-11

  APPENDIX C

  THE FIXED ACCOUNT

  The Fixed Account is part of the Company’s general account assets. These general account assets include all assets of the Company other than those held in the Separate Accounts sponsored by the Company or its affiliates.

  The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the general account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

  Under the Fixed Account, the Company assumes the risk of investment gain or loss, guarantees a specified interest rate, and guarantees a specified periodic annuity payment. The investment gain or loss of the Separate Account or any of the funding options does not affect the Fixed Account Contract Value, or the dollar amount of fixed Annuity Payments made under any payout option.

  We guarantee that, at any time, the Fixed Account Contract Value will not be less than the amount of the Purchase Payments allocated to the Fixed Account, plus interest credited as described below, less any applicable premium taxes or prior withdrawals.

  Purchase payments allocated to the Fixed Account and any transfers made to the Fixed Account become part of the Company’s general account, which supports insurance and annuity obligations. Where permitted by state law, we reserve the right to restrict Purchase Payments into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified in your Contract. The general account and any interest therein is not registered under, or subject to the provisions of, the Securities Act of 1933 or Investment Company Act of 1940. We will invest the assets of the Fixed Account at our discretion. Investment income from such Fixed Account assets will be allocated to us and to the Contracts participating in the Fixed Account.

  Investment income from the Fixed Account allocated to us includes compensation for mortality and expense risks borne by us in connection with Fixed Account Contracts. The amount of such investment income allocated to the Contracts will vary from year to year in our sole discretion at such rate or rates as we prospectively declare from time to time.

  We guarantee the initial rate for any allocations into the Fixed Account for one year from the date of such allocation. We guarantee subsequent renewal rates for the calendar quarter. We also guarantee that for the life of the Contract we will credit interest at a rate not less than the minimum interest rate allowed by state law. We reserve the right to change the rate subject to applicable state law. We will determine any interest we credit to amounts allocated to the Fixed Account in excess of the minimum guaranteed rate in our sole discretion. You assume the risk that interest credited to the Fixed Account may not exceed the minimum guaranteed rate for any given year. We have no specific formula for determining the interest rate. Some factors we may consider are regulatory and tax requirements, general economic trends and competitive factors

  Transfers

  You may make transfers from the Fixed Account to any other available Variable Funding Option(s) twice a year during the 30 days following the semiannual anniversary of the Contract Date. We limit transfers to an amount of up to 15% of the Fixed Account Contract Value on the semiannual Contract Date anniversary. (This restriction does not apply to transfers under the Dollar Cost Averaging Program.) Amounts previously transferred from the Fixed Account to Variable Funding Options may not be transferred back to the Fixed Account for a period of at least six months from the date of transfer. We reserve the right to waive either of these restrictions. Where permitted by state law, we reserve the right to restrict transfers into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified in your Contract.

  C-1

  APPENDIX D

  CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

  The Statement of Additional Information contains more specific information and financial statements relating to The Travelers Insurance Company or The Travelers Life and Annuity Company. A list of the contents of the Statement of Additional Information is set forth below:

        The Insurance Company
        Principal Underwriter
        Distribution and Principal Underwriting Agreement
        Valuation of Assets
        Performance Information
        Federal Tax Considerations
        Independent Accountants
        Financial Statements

  _________________________________________________________________________________________________

  Copies of the Statement of Additional Information dated May 1, 2003 are available without charge. To request a copy, please clip this coupon on the line above, enter your name and address in the spaces provided below, and mail to: The Travelers Insurance Company, Annuity Investor Services, One Cityplace, Hartford, Connecticut 06103-3415. The Travelers Insurance Company Statement of Additional Information is printed on Form L-20686S, and The Travelers Life and Annuity Statement of Additional Information is printed on Form L-20687S.

Name:

Address:

L-21166	May 1, 2003

  Travelers Premier Advisers Annuity Prospectus:

  The Travelers Fund ABD For Variable Annuities
  The Travelers Fund ABD II For Variable Annuities

  This prospectus describes Travelers Premier Advisers Annuity, a flexible premium deferred variable annuity contract (the “Contract”) issued by The Travelers Insurance Company or The Travelers Life and Annuity Company. Refer to the first page of your Contract for the name of your issuing company. The Contract is available in connection with certain retirement plans that qualify for special federal income tax treatment (“Qualified Contracts”) as well as those that do not qualify for such treatment (“Nonqualified Contracts”). We may issue it as an individual contract or as a group contract. When we issue a group Contract, you will receive a certificate summarizing the Contract's provisions. For convenience, we refer to Contracts and certificates as "Contracts."

  You can choose to have your premium (“Purchase Payments”) accumulate on a variable and/or fixed basis in one of our funding options. Your Contract Value before the Maturity Date and the amount of monthly income afterwards will vary daily to reflect the investment experience of the Variable Funding Options you select. You bear the investment risk of investing in the Variable Funding Options. The Variable Funding Options are:

Janus Aspen Series	The Universal Institutional Funds, Inc. (continued)
Balanced Portfolio — Service Shares	Global Value Equity Portfolio, Class I
Capital Appreciation Portfolio — Service Shares	Mid Cap Growth Portfolio, Class I
Mid Cap Value Portfolio — Service Shares	Technology Portfolio, Class I
Worldwide Growth Portfolio — Service Shares	U.S. Mid Cap Core Portfolio, Class I(2)
Salomon Brothers Variable Series Funds Inc.	U.S. Real Estate Securities Portfolio, Class I
All Cap Fund — Class I(1)	Value Portfolio, Class I
High Yield Bond Fund — Class I	Van Kampen Life Investment Trust
Investors Fund — Class I	Comstock Portfolio Class I Shares
Small Cap Growth Fund — Class I	Emerging Growth Portfolio Class I Shares
Strategic Bond Fund — Class I	Enterprise Portfolio Class I Shares
The Travelers Series Trust	Government Portfolio Class I Shares
Equity Income Portfolio	Growth and Income Portfolio Class I Shares
Large Cap Portfolio	Money Market Portfolio Class I Shares
The Universal Institutional Funds, Inc.	Variable Insurance Products Fund II
Active International Allocation Portfolio, Class I	Contrafund® Portfolio — Service Class 2
Emerging Markets Equity Portfolio, Class I	Variable Insurance Products Fund III
Equity Growth Portfolio, Class I	Mid Cap Portfolio — Service Class 2

  ______________

(1)	Formerly Capital Fund — Class I	(2)	Formerly Mid Cap Value Portfolio — Class I

  The Contract, certain contract features and/or some of the funding options may not be available in all states.

  This prospectus provides the information that you should know before investing in the Contract. You can receive additional information about your Contract by requesting a copy of the Statement of Additional Information (“SAI”) dated May 1, 2003. We filed the SAI with the Securities and Exchange Commission (“SEC”), and it is incorporated by reference into this prospectus. To request a copy, write to The Travelers Insurance Company, Annuity Investor Services, One Cityplace, Hartford, Connecticut 06103-3415, call 1-800-599-9460 or access the SEC’s website (http://www.sec.gov). See Appendix D for the SAI’s table of contents.

  Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

  Variable annuity contracts are not deposits of any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

  Prospectus dated May 1, 2003

Glossary	3	Fixed Annuity	28
Summary	5	Payment Options	28
Fee Table	8	Election of Options	28
Condensed Financial Information	13	Annuity Options	29
The Annuity Contract	13	Income Options	29
Contract Owner Inquiries	13	Variable Liquidity Benefit	29
Purchase Payments	13	Miscellaneous Contract Provisions	30
Accumulation Units	13	Right to Return	30
The Variable Funding Options	14	Termination	30
The Fixed Account	17	Required Reports	30
Charges and Deductions	17	Suspension of Payments.	30
General	17	The Separate Accounts	30
Withdrawal Charge	18	Performance Information	31
Free Withdrawal Allowance	18	Federal Tax Considerations	32
Administrative Charges	18	Non-Resident Aliens	32
Mortality and Expense Risk Charge	19	General Taxation of Annuities.	32
Variable Liquidity Benefit Charge	19	Types of Contracts: Qualified or
Variable Funding Option Expenses	19	Nonqualified	32
Premium Tax	19	Nonqualified Annuity Contracts	32
Changes in Taxes Based Upon		Puerto Rico Tax Considerations	33
Premium or Value	19	Qualified Annuity Contracts	33
Transfers	20	Penalty Tax for Premature Distributions	33
Dollar Cost Averaging	20	Diversification Requirements for Variable
Access to Your Money	21	Annuities	33
Systematic Withdrawals	22	Ownership of the Investments	34
Loans	22	Mandatory Distributions for Qualified Plans	34
Ownership Provisions	22	Taxation of Death Benefit Proceeds	34
Types of Ownership	22	Other Information	34
Contract Owner	22	The Insurance Companies	34
Beneficiary	22	Financial Statements	34
Annuitant	23	Distribution of Variable Annuity Contracts	35
Contingent Annuitant	23	Conformity with State and Federal Laws	35
Death Benefit	23	Voting Rights	35
Death Proceeds Before the Maturity Date	23	Legal Proceedings and Opinions	35
Payment of Proceeds	25	Appendix A: Condensed Financial
Beneficiary Contract Continuance	26	Information for The Travelers Insurance
Planned Death Benefit	26	Company: Fund ABD	A-1
Death Proceeds After the Maturity Date	27	Appendix B: Condensed Financial
The Annuity Period	27	Information for The Travelers Life and
Maturity Date	27	Annuity Company: Fund ABD II	B-1
Allocation of Annuity	27	Appendix C: The Fixed Account	C-1
Variable Annuity	27	Appendix D: Contents of the Statement of
		Additional Information	D-1

  2

  Glossary

  Accumulation Unit — an accounting unit of measure used to calculate the value of this Contract before Annuity Payments begin.

  Annuitant — the person on whose life the Maturity Date and Annuity Payments depend.

  Annuity Payments — a series of periodic payments (a) for life; (b) for life with a minimum number of payments; (c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor; or (d) for a fixed period.

  Annuity Unit — an accounting unit of measure used to calculate the amount of Annuity Payments.

  Cash Surrender Value — the Contract Value less any withdrawal charge and premium tax not previously deducted.

  Code — the Internal Revenue Code of 1986, as amended, and all related laws and regulations that are in effect during the term of this Contract.

  Contingent Annuitant — the individual who becomes the Annuitant when the Annuitant who is not the owner dies prior to the Maturity Date.

  Contract Date — the date on which the Contract is issued.

  Contract Owner (you) — the person named in the Contract (on the specifications page) as the owner of the Contract.

  Contract Value — Purchase Payments, plus or minus any investment experience on the amounts allocated to the variable funds or interest on amounts allocated to the Fixed Account, adjusted by any applicable charges and withdrawals.

  Contract Years — twelve month periods beginning with the Contract Date.

  Death Report Date — the day on which we have received 1) Due Proof of Death and 2) written payment instructions or election of spousal or beneficiary contract continuation.

  Due Proof of Death — (i) a copy of a certified death certificate; (ii) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; (iii) a written statement by a medical doctor who attended the deceased; or (iv) any other proof satisfactory to us.

  Fixed Account — an account that consists of all of the assets under this Contract other than those in the Separate Account.

  Home Office — the Home Office of The Travelers Insurance Company or The Travelers Life and Annuity Company or any other office that we may designate for the purpose of administering this Contract.

  Maturity Date — the date on which the Annuity Payments are to begin.

  Payment Option — an annuity or income option elected under your Contract.

  Purchase Payment — any premium paid by you to initiate or supplement this Contract.

  Qualified Contract — a contract used in a retirement plan or program that is intended to qualify under Sections 401, 403, 408, or 414(d) of the Code.

  Separate Account — a segregated account registered with the Securities and Exchange Commission (“SEC”), the assets of which are invested solely in the Variable Funding Options. The assets of the Separate Account are held exclusively for the benefit of Contract Owners.

  Subaccount — that portion of the assets of a Separate Account that is allocated to a particular Variable Funding Option.

  Underlying Fund — a portfolio of an open-end management investment company that is registered with the SEC in which the Subaccounts invest.

  3

  Valuation Date — a date on which a Subaccount is valued.

  Valuation Period — the period between successive valuations.

  Variable Funding Option — an investment option that, through a Subaccount of the Separate Account, invests in an Underlying Fund.

  We, us, our — The Travelers Insurance Company or The Travelers Life and Annuity Company.

  Written Request — written information sent to us in a form and content satisfactory to us and received at our Home Office.

  You, your — the Contract Owner.

  4

  Summary:
  Travelers Premier Advisers Annuity

  This summary details some of the more important points that you should know and consider before purchasing the Contract. Please read the entire prospectus carefully.

  What company will issue my Contract? Your issuing company is either The Travelers Insurance Company or The Travelers Life and Annuity Company, (“the Company,” “We” or “Us”). Refer to your Contract for the name of your issuing company. Each company sponsors its own segregated asset account (“Separate Account”). The Travelers Insurance Company sponsors the Travelers Fund ABD for Variable Annuities (“Fund ABD”); The Travelers Life and Annuity Company sponsors the Travelers Fund ABD II for Variable Annuities (“Fund ABD II”). When we refer to the Separate Account, we are referring to either Fund ABD or Fund ABD II, depending upon your issuing Company.

  You may only purchase a Contract in states where the Contract has been approved for sale. The Contract may not currently be available for sale in all states.

  Can you give me a general description of the Contract? We designed the Contract for retirement savings or other long-term investment purposes. The Contract provides a death benefit as well as guaranteed payout options. You direct your payment(s) to one or more of the Variable Funding Options and/or to the Fixed Account that is part of our general account (the “Fixed Account”). We guarantee money directed to the Fixed Account as to principal and interest. The Variable Funding Options are designed to produce a higher rate of return than the Fixed Account; however, this is not guaranteed. You can also lose money in the Variable Funding Options.

  The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the payout phase (annuity period). During the accumulation phase generally, under a Qualified Contract, your pre-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal, presumably when you are in a lower tax bracket. During the accumulation phase, under a Nonqualified Contract, earnings on your after-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The payout phase occurs when you begin receiving payments from your Contract. The amount of money you accumulate in your Contract determines the amount of income (“Annuity Payments”) you receive during the payout phase.

  During the payout phase, you may choose one of a number of annuity options. You may receive income payments from the Variable Funding Options and/or the Fixed Account. If you elect variable income payments, the dollar amount of your payments may increase or decrease. Once you choose one of the annuity options or income options and begin to receive payments, it cannot be changed.

  Who should purchase this Contract? The Contract is currently available for use in connection with (1) individual nonqualified purchases; (2) rollovers from Individual Retirement Annuities (IRAs); (3) rollovers from other qualified retirement plans and (4) beneficiary-directed transfers of death proceeds from another contract. Qualified contracts include contracts qualifying under Section 401(a), 403(b), or 408(b) of the Internal Revenue Code of 1986, as amended. Purchase of this Contract through a tax qualified retirement plan (“Plan”) does not provide any additional tax deferral benefits beyond those provided by the Plan. Accordingly, if you are purchasing this Contract through a Plan, you should consider purchasing this Contract for its Death Benefit, Annuity Option Benefits, and other non-tax-related benefits.

  You may purchase the Contract with an initial payment of at least $5000. You may make additional payments of at least $500 at any time during the accumulation phase. No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death proceeds.

  Can I exchange my current annuity contract for this Contract? The Code generally permits you to exchange one annuity contract for another in a “tax-free exchange.” Therefore, you can transfer the proceeds from another annuity contract to purchase this Contract. Before making an exchange to acquire this Contract, you should carefully compare this Contract to your current contract. You may have to pay a surrender charge under your current contract to exchange it for this Contract, and this Contract has its own surrender charges that would apply to you. The other fees and charges under this Contract may be higher or lower and the benefits may be different than those of your current contract. In addition, you may have to pay federal income or penalty taxes

  5

  on the exchange if it does not qualify for tax-free treatment. You should not exchange another contract for this Contract unless you determine, after evaluating all the facts, the exchange is in your best interests. Remember that the person selling you the Contract generally will earn a commission on the sale.

  Is there a right to return period? If you cancel the Contract within twenty days after you receive it, you will receive a full refund of your Contract Value plus any Contract charges and premium taxes you paid (but not fees and charges assessed by the Underlying Funds). Where state law requires a different right to return period, or the return of Purchase Payments, the Company will comply. You bear the investment risk on the Purchase Payment allocated to a Variable Funding Option during the right to return period; therefore, the Contract Value we return may be greater or less than your Purchase Payment.

  If you purchased your Contract as an Individual Retirement Annuity, and you return it within the first seven days after delivery, or longer if your state law permits, we will refund your full Purchase Payment. During the remainder of the right to return period, we will refund your Contract Value (including charges we assessed). We will determine your Contract Value at the close of business on the day we receive a Written Request for a refund.

  Can you give a general description of the Variable Funding Options and how they operate? The Variable Funding Options represent Subaccounts of The Separate Account. At your direction, the Separate Account, through its Subaccounts, uses your Purchase Payments to purchase units of one or more of the Underlying Funds that holds securities consistent with its own investment policy. Depending on market conditions, you may make or lose money in any of these Variable Funding Options.

  You can transfer among the Variable Funding Options as frequently as you wish without any current tax implications. Currently there is no limit to the number of transfers allowed. We may, in the future, limit the number of transfers allowed. At a minimum, we would always allow one transfer every six months. We reserve the right to restrict transfers that we determine will disadvantage other Contract Owners. You may transfer between the Fixed Account and the Variable Funding Options twice a year (during the 30 days after the six-month Contract Date anniversary), provided the amount is not greater than 15% of the Fixed Account value on that date.

  What expenses will be assessed under the Contract? The Contract has insurance features and investment features, and there are costs related to each. We deduct an administrative expense charge and a mortality and expense risk (“M&E”) charge daily from amounts you allocate to the Separate Account. We deduct the administrative expense charge at an annual rate of 0.15% and deduct the M&E at an annual rate of 1.25. For Contracts with a value of less than $40,000, we also deduct an annual contract administrative charge of $30. Each Underlying Fund also charges for management costs and other expenses.

  We will apply a withdrawal charge to withdrawals from the Contract, and will calculate it as a percentage of the Purchase Payments. The maximum percentage is 6%, decreasing to 0% in years eight and later.

  If the Variable Liquidity Benefit is selected, there is a maximum surrender charge of 6% of the amounts withdrawn. Please refer to The Annuity Period for a description of this benefit.

  How will my Purchase Payments and withdrawals be taxed? Generally, the payments you make to a qualified Contract during the accumulation phase are made with before-tax dollars. Generally, you will be taxed on your Purchase Payments and on any earnings when you make a withdrawal or begin receiving Annuity Payments. Under a nonqualified Contract, payments to the Contract are made with after-tax dollars, and earnings will generally accumulate tax-deferred. You will be taxed on these earnings when they are withdrawn from the Contract. If you are younger than 591/2 when you take money out, you may be charged a 10% federal penalty tax on the amount withdrawn.

  For owners of qualified Contracts, if you reach a certain age, you may be required by federal tax laws to begin receiving payments from your annuity or risk paying a penalty tax. In those cases, we can calculate and pay you the minimum required distribution amounts.

  How may I access my money? You can take withdrawals any time during the accumulation phase. Withdrawal charges may apply, as well as income taxes, and/or a penalty tax on amounts withdrawn.

  What is the death benefit under the Contract? You may choose to purchase the Standard or Enhanced Death Benefit. The death benefit applies upon the first death of the Contract Owner, joint owner, or Annuitant.

  6

  Assuming you are the Annuitant, the death benefit is as follows: If you die before the Contract is in the payout phase, the person you have chosen as your beneficiary will receive a death benefit. You may also choose to purchase the Enhanced Stepped-Up Provision, which, for a fee, may increase the amount of the death benefit. We calculate the death benefit value at the close of the business day on which our Home Office receives (1) Due Proof of Death and (2) written payment instructions or the election of spousal contract continuance or beneficiary contract continuance. Please refer to the Death Benefit section in the prospectus for more details.

  Where may I find out more about Accumulation Unit values? The Condensed Financial Information in Appendix A or Appendix B to this prospectus provides more information about Accumulation Unit values.

  Are there any additional features? This Contract has other features you may be interested in. These include:

      Dollar Cost Averaging. This is a program that allows you to invest a fixed amount of money in Variable Funding Options each month, theoretically giving you a lower average cost per unit over time than a single one-time purchase. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.
      Systematic Withdrawal Option. Before the Maturity Date, you can arrange to have money sent to you at set intervals throughout the year. Of course, any applicable income and penalty taxes will apply on amounts withdrawn. Withdrawals in excess of the annual free withdrawal allowance may be subject to a withdrawal charge.
      Automatic Rebalancing. You may elect to have the Company periodically reallocate the values in your Contract to match the rebalancing allocation selected.
      Beneficiary Contract Continuance (not permitted for non-natural beneficiaries). If you die before the Maturity Date, and if the value of any beneficiary's portion of the death benefit is between $20,000 and $1,000,000 as of the date of your death, that beneficiary(s) may elect to continue his/her portion of the Contract rather than have the death benefit paid to the beneficiary.
  7

  FEE TABLE

  The purpose of this Fee Table is to assist Contract Owners in understanding the various costs and expenses that you will bear, directly or indirectly, if you purchase this Contract. See Charges and Deductions in this prospectus for additional information. Expenses shown do not include premium taxes, which may be applicable. Each Variable Funding Option purchases shares of the Underlying Fund at net asset value. The net asset value already reflects the deduction of each Underlying Fund’s Total Operating Expenses as shown in the table below; therefore, you are indirectly bearing the costs of Underlying Fund expenses.

  We receive payments or offsets from some of the Underlying Funds, their affiliates or service providers for providing administrative or other services for a fund. These payments vary in amount and currently we receive payments at an annual rate of up to 0.50% of the average net amount invested in an Underlying Fund on behalf of the Separate Accounts. These payments by the funds do not result in any charge to you in addition to the Total Annual Operating Expenses disclosed below for each fund.

  Transaction Expenses

  Withdrawal Charge

  (as a percentage of the Purchase Payments withdrawn)

Years Since Purchase Payment Made

Greater than or Equal To	But less than	Withdrawal Charge

0 years	2 years	6%
2 years	4 years	5%
4 years	5 years	4%
5 years	6 years	3%
6 years	7 years	2%
7+ years	0%

  Contract Administrative Charges

Annual Contract Administrative Charge	$30
(waived if Contract Value is $40,000 or more)

  Annual Separate Account Charges:

  (as a percentage of the average daily net assets of the Separate Account)

Mortality and Expense Risk Charge	1.25%
Administrative Expense Charge	0.15%

Total Separate Account Charges	1.40%
  8

  Variable Funding Option Expenses:

  The first table below shows the minimum and maximum fees and expenses charged by any of the Funds as of December 31, 2002. The second table shows each Fund’s fees and expenses as of December 31, 2002. This information was provided by the Funds and we have not independently verified it. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

  Minimum and Maximum Total Annual Fund Operating Expenses as of December 31, 2002

	Minimum (before reimbursement)	Maximum (before reimbursement)

Total Annual Fund Operating Expenses	0.67%	1.98%

  Fund Fees and Expenses as of December 31, 2002 (unless otherwise indicated)

  (as a percentage of average daily net assets of the funding option as of December 31, 2002, unless otherwise indicated)

Funding Options:	Management Fee (before expense reimbursement)	Distribution and/or Service Fees (12b-1)	Other Expenses (before expense reimbursement)	Total Annual Operating Expenses (before expense reimbursement)#

Janus Aspen Series
Balanced Portfolio — Service Shares*	0.65%	0.25%	0.02%	0.92%(1)
Capital Appreciation Portfolio — Service Shares*	0.65%	0.25%	0.02%	0.92%(1)
Mid Cap Value Portfolio — Service Shares*	0.65%	0.25%	0.44%	1.34%(2)
Worldwide Growth Portfolio — Service Shares*	0.65%	0.25%	0.05%	0.95%(1)
Salomon Brothers Variable Series Funds Inc.
All Cap Fund — Class I	0.85%	—	0.12%	0.97%
High Yield Bond Fund — Class I	0.75%	—	0.77%	1.52%(4)
Investors Fund — Class I	0.70%	—	0.11%	0.81%(3)
Small Cap Growth Fund — Class I	0.75%	—	0.55%	1.30%
Strategic Bond Fund — Class I	0.75%	—	0.26%	1.01%(4)
The Travelers Series Trust
Equity Income Portfolio	0.75%	—	0.09%	0.84%(5)
Large Cap Portfolio	0.75%	—	0.10%	0.85%(6)
The Universal Institutional Funds, Inc.
Active International Allocation Portfolio, Class I	0.80%	—	1.18%	1.98%(7)
Emerging Markets Equity Portfolio, Class I	1.25%	—	0.68%	1.93%(7)
Equity Growth Portfolio, Class I	0.55%	—	0.40%	0.95%(7)
Global Value Equity Portfolio, Class I	0.80%	—	0.47%	1.27%(7)
Mid Cap Growth Portfolio, Class I	0.75%	—	0.53%	1.28%(7)
Technology Portfolio, Class I	0.80%	—	0.49%	1.29%(7)
U.S. Mid Cap Core Portfolio, Class I	0.75%	—	0.37%	1.12%(7)
  9

Funding Options:	Management Fee (before expense reimbursement)	Distribution and/or Service Fees (12b-1)	Other Expenses (before expense reimbursement)	Total Annual Operating Expenses (before expense reimbursement)#

The Universal Institutional Funds, Inc.
U.S. Real Estate Securities Portfolio, Class I	0.80%	—	0.32%	1.12%(7)
Value Portfolio, Class I	0.55%	—	0.41%	0.96%(7)
Van Kampen Life Investment Trust
Comstock Portfolio Class I Shares	0.60%	—	0.09%	0.69%
Emerging Growth Portfolio Class I Shares	0.70%	—	0.08%	0.78%
Enterprise Portfolio Class I Shares	0.50%	—	0.17%	0.67%(8)
Government Portfolio Class I Shares	0.50%	—	0.18%	0.68%(9)
Growth and Income Portfolio Class I Shares	0.60%	—	0.11%	0.71%
Money Market Portfolio Class I Shares	0.50%	—	0.21%	0.71%(10)
Variable Insurance Products Fund II
Contrafund® Portfolio — Service Class 2*	0.58%	0.25%	0.10%	0.93%(11)
Variable Insurance Products Fund III
Mid Cap Portfolio — Service Class 2*	0.58%	0.25%	0.12%	0.95%(12)

  ______________

    The 12b-1 fees deducted from these classes cover certain distribution, shareholder support and administrative services provided by intermediaries (the insurance company, broker dealer or other service provider).
#	Expense reimbursements and waivers that are voluntary may be terminated at any time.

  Notes

(1)	Expenses for all Portfolios are based upon expenses for the year ended December 31, 2002. Expenses are stated both with and without contractual waivers by Janus Capital. Waivers, if applicable, are first applied against the management fee and then against other expenses, and will continue until at least the next annual renewal of the advisory agreements. All expenses are shown without the effect of any expense offset arrangements.

(2)	Since the Portfolio did not commence operations until on or after December 31, 2002 “Other Expenses” are based upon estimated expenses the Portfolio expects to incur during it's initial fiscal year. Included in Other Expenses is a service fee of 0.10% of the average daily net assets to compensate Janus Services for providing, or arranging for the provision of recordkeeping, subaccounting and administrative services to retirement or pension plan participants, variable contract owners or other underlying investors investing through institutional channels.

(3)	As a result of a voluntary expense limitation, expense ratios will not exceed 1.00%.

(4)	Management fee includes an administration fee. Fund has a voluntary expense cap of 1.00%.

(5)	Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s custodian expenses. These offsets may be discontinued at any time. Including such reductions, Total Annual Operating expenses for the Equity Income Portfolio were 0.78%.

(6)	Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s custodian expenses. These offsets may be discontinued at any time. Including such reductions, Total Annual Operating expenses for the Large Cap Portfolio were 0.81%.

(7)	The total net operating expenses has been reduced to reflect the waiver of a portion or all of the management fee and the reimbursement by the portfolio’s Adviser to the extent the total operating expenses exceed the following percentage: Active International Allocation Portfolio 1.15%, Emerging Markets Equity Portfolio 1.81%, Equity Growth Portfolio 0.85%, Global Value Equity Portfolio 1.15%, Mid Cap Growth Portfolio 1.05%, Small Company Growth Portfolio 1.20%, Technology Portfolio 1.15%, U.S. Mid Cap Core Portfolio 1.05%, U.S. Real Estate Securities Portfolio 1.10% and Value Portfolio 0.85%.

(8)	If certain expenses had not been assumed by Van Kampen, Total Annual Operating Expenses for the Enterprise Portfolio Class I would have been 0.60%.

(9)	If certain expenses had not been assumed by Van Kampen, Total Annual Operating Expenses for the Government Portfolio Class I would have been 0.60%.

(10)	If certain expenses had not been assumed by Van Kampen, Total Annual Operating Expenses for the Money Market Portfolio Class I would have been 0.60%.

(11)	Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s custodian expenses. These offsets may be discontinued at any time. Including such reductions, Total Annual Operating expenses for the Fidelity VIP Contrafund Portfolio — Service Class 2 were 0.90%.

(12)	Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s custodian expenses. These offsets may be discontinued at any time. Including such reductions, Total Annual Operating expenses for the Fidelity VIP Mid Cap Portfolio — Service Class 2 were 0.88%.

  10

  Examples

  These examples show what your costs would be under certain hypothetical situations. The examples do not represent past or future expenses. Your actual expenses may be more or less than those shown. We base examples on the annual expenses of the Underlying Funds for the year ended December 31, 2002. The examples are based on the Funds’ Total Annual Operating Expenses before reimbursement, and do not reflect any waivers or reimbursements. If you have selected Variable Funding Options that have voluntarily or contractually agreed to limit the Total Annual Operating Expenses, your expenses may be lower.

  You would pay the following expenses on a $10,000 investment, assuming a 5% annual return on assets and the charges reflected in the expense table above. The examples also reflect the annual contract administrative charge.

	If Contract is surrendered at the end of period shown				If Contract is NOT surrendered or annuitized at end of period shown

Funding Option	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years

Janus Aspen Series
Balanced Portfolio — Service Shares	858	1292	1752	2879	258	792	1352	2879
Capital Appreciation Portfolio — Service Shares	858	1292	1752	2879	258	792	1352	2879
Mid Cap Value Portfolio — Service Shares	899	1417	1959	3284	299	917	1559	3284
Worldwide Growth Portfolio — Service Shares	861	1301	1767	2909	261	801	1367	2909
Salomon Brothers Variable Series Funds Inc.
All Cap Fund — Class I	863	1307	1777	2928	263	807	1377	2928
High Yield Bond Fund — Class I	917	1470	2047	3452	317	970	1647	3452
Investors Fund — Class I	847	1259	1698	2770	247	759	1298	2770
Small Cap Growth Fund — Class I	895	1405	1940	3246	295	905	1540	3246
Strategic Bond Fund — Class I	867	1319	1797	2968	267	819	1397	2968
The Travelers Series Trust
Equity Income Portfolio	850	1268	1713	2800	250	768	1313	2800
Large Cap Portfolio	851	1271	1717	2810	251	771	1317	2810
The Universal Institutional Funds, Inc.
Active International Allocation Portfolio, Class I	963	1604	2266	3866	363	1104	1866	3866
Emerging Markets Equity Portfolio, Class I	958	1589	2242	3822	358	1089	1842	3822
Equity Growth Portfolio, Class I	861	1301	1767	2909	261	801	1367	2909
Global Value Equity Portfolio, Class I	892	1396	1925	3218	292	896	1525	3218
Mid Cap Growth Portfolio, Class I	893	1399	1930	3227	293	899	1530	3227
Technology Portfolio, Class I	894	1402	1935	3237	294	902	1535	3237
U.S. Mid Cap Core Portfolio, Class I	878	1351	1851	3074	278	851	1451	3074
U.S. Real Estate Securities Portfolio, Class I	878	1351	1851	3074	278	851	1451	3074
Value Portfolio, Class I	862	1304	1772	2919	262	804	1372	2919
Van Kampen Life Investment Trust
Comstock Portfolio Class I Shares	835	1223	1637	2650	235	723	1237	2650
Emerging Growth Portfolio Class I Shares	844	1250	1682	2740	244	750	1282	2740
Enterprise Portfolio Class I Shares	832	1217	1627	2629	232	717	1227	2629
  11

	If Contract is surrendered at the end of period shown:				If Contract is NOT surrendered or annuitized at end of period shown:

Funding Option	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years

Van Kampen Life Investment Trust (continued)
Government Portfolio Class I Shares	834	1220	1632	2640	234	720	1232	2640
Growth and Income Portfolio, Class I Shares	837	1229	1647	2670	237	729	1247	2670
Money Market Portfolio Class I Shares	837	1229	1647	2670	237	729	1247	2670
Variable Insurance Products Fund II
Contrafund® Portfolio — Service Class 2	859	1295	1757	2889	259	795	1357	2889
Variable Insurance Products Fund III
Mid Cap Portfolio — Service Class 2	861	1301	1767	2909	261	801	1367	2909
  12

  CONDENSED FINANCIAL INFORMATION

  See Appendices A and B.

  THE ANNUITY CONTRACT

  Travelers Premier Advisers Annuity is a contract between the Contract Owner (“you”) and the Company. This is the prospectus - it is not the Contract. The prospectus highlights many contract provisions to focus your attention on the Contract’s essential features. Your rights and obligations under the Contract will be determined by the language of the Contract itself. When you receive your Contract, we suggest you read it promptly and carefully. There may be differences in your Contract from the descriptions in this prospectus because of the requirements of the state where we issued your Contract. We will include any such differences in your Contract.

  You make Purchase Payments to us and we credit them to your Contract. We promise to pay you an income, in the form of annuity or income payments, beginning on a future date that you choose, the Maturity Date. The Purchase Payments accumulate tax deferred in the funding options of your choice. We offer multiple Variable Funding Options, and one Fixed Account option. The Contract Owner assumes the risk of gain or loss according to the performance of the Variable Funding Options. The Contract Value is the amount of Purchase Payments, plus or minus any investment experience on the amounts you allocate to the Separate Account (“Separate Account Contract Value”) or interest on the amounts you allocate to the Fixed Account (“Fixed Account Contract Value”). The Contract Value also reflects all withdrawals made and charges deducted. There is generally no guarantee that at the Maturity Date the Contract Value will equal or exceed the total Purchase Payments made under the Contract. The date the Contract and its benefits become effective is referred to as the Contract Date. Each 12-month period following the Contract Date is called a Contract Year.

  Certain changes and elections must be made in writing to the Company. Where the term “Written Request” is used, it means that you must send written information to our Home Office in a form and content satisfactory to us.

  Contract Owner Inquiries

  Any questions you have about your Contract should be directed to our Home Office at 1-800-599-9460.

  Purchase Payments

  Your initial Purchase Payment is due and payable before the Contract becomes effective. The initial Purchase Payment must be at least $5,000. You may make additional payments of at least $500 at any time. No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death benefit proceeds. Under certain circumstances, we may waive the minimum Purchase Payment requirement. Purchase Payments over $1,000,000 may be made only with our prior consent.

  We will apply the initial Purchase Payment less any applicable premium tax (net Purchase Payment) within two business days after we receive it in good order at our Home Office. We will credit subsequent Purchase Payments to a Contract on the same business day we receive it, if it is received in good order by our Home Office by 4:00 p.m. Eastern time. A business day is any day that the New York Stock Exchange is open for regular trading (except when trading is restricted due to an emergency as defined by the Securities and Exchange Commission).

  Accumulation Units

  The period between the Contract Date and the Maturity Date is the Accumulation Period. During the Accumulation Period, an Accumulation Unit is used to calculate the value of a Contract. An Accumulation Unit works like a share of a mutual fund. Each Variable Funding Option has a corresponding Accumulation Unit value. The Accumulation Units are valued each business day and their values may increase or decrease from day to day. The number of Accumulation Units we will credit to your Contract once we receive a Purchase Payment is determined by dividing the amount directed to each Variable Funding Option by the value of its Accumulation Unit. We calculate the value of an Accumulation Unit for each Variable Funding Option each day the New York Stock Exchange is open. The values are calculated as of 4:00 p.m. Eastern time. After the

  13

  value is calculated, we credit your Contract. During the Annuity Period (i.e., after the Maturity Date), you are credited with Annuity Units.

  The Variable Funding Options

  You choose the Variable Funding Options to which you allocate your Purchase Payments. These Variable Funding Options are Subaccounts of the Separate Account. The Subaccounts invest in the Underlying Funds. You are not investing directly in the Underlying Fund. Each Underlying Fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These Underlying Funds are not publicly traded and are offered only through variable annuity and variable life insurance products. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the Underlying Fund, and Contract Owners should not compare the two.

  You will find detailed information about the funds and their inherent risks in the current fund prospectuses for the Underlying Funds. Since each option has varying degrees of risk, please read the prospectuses carefully. There is no assurance that any of the Underlying Funds will meet its investment objectives. Contact your registered representative or call 1-800-842-9406 to request additional copies of the prospectuses.

  If any of the Underlying Funds become unavailable for allocating Purchase Payments, or if we believe that further investment in an Underlying Fund is inappropriate for the purposes of the Contract, we may substitute another funding option. However, we will not make any substitutions without notifying you and obtaining any state and SEC approval, if necessary. From time to time we may make new funding options available.

  The current Variable Funding Options are listed below, along with their investment advisers and any subadviser:

Funding Option	Investment Objective	Investment Adviser/Subadviser

Janus Aspen Series
Balanced Portfolio — Service Shares	Seeks long term capital growth, consistent with preservation of capital and balanced by current income. The Fund normally invests in common stocks selected for their growth potential and other securities selected for their income potential.	Janus Capital Corp. (“Janus Capital”)
Capital Appreciation Portfolio — Service Shares	Seeks long-term growth of capital. The Fund normally invests in common stocks selected for their growth potential.	Janus Capital
Mid Cap Value Portfolio — Service Shares	Seeks capital appreciation. The Fund normally invests in common stocks of mid-sized companies believed to be undervalued.	Janus Capital
Worldwide Growth Portfolio — Service Shares	Seeks growth of capital in a manner consistent with the preservation of capital. The Fund normally invests in the common stocks of companies of any size throughout the world.	Janus Capital

  14

Funding Option	Investment Objective	Investment Adviser/Subadviser

Salomon Brothers Variable Series Funds Inc.
All Cap Fund — Class I	Seeks capital appreciation. The Fund normally invests in common stocks and their equivalents of companies believed to be undervalued in the marketplace.	Salomon Brothers Asset Management (“SBAM”)
High Yield Bond Fund — Class I	Seeks total return consistent with the preservation of capital. The Fund normally invests in high yield fixed-income securities issued by U.S. and foreign corporations and foreign governments.	SBAM
Investors Fund — Class I	Seeks long term growth of capital. Secondarily seeks current income. The Fund normally invests in common stocks of established companies.	SBAM
Small Cap Growth Fund — Class I	Seeks long term growth of capital. The Fund normally invests in equity securities of companies with small market capitalizations.	SBAM
Strategic Bond Fund — Class I	Seeks to maximize total return consistent with the preservation of capital. The Fund normally invests in a globally diverse portfolio of fixed-income securities.	SBAM
The Travelers Series Trust
Equity Income Portfolio	Seeks reasonable income. The Fund normally invests in equity securities with a focus on income producing equities.	Travelers Asset Management International Company (“TAMIC”) Subadviser: Fidelity Management & Research Company (“FMR”)
Large Cap Portfolio	Seeks long term growth of capital. The Fund normally invests in the securities of companies with large market capitalizations.	TAMIC Subadviser: FMR
The Universal Institutional Funds, Inc.
Active International Allocation Portfolio, Class I	Seeks long-term capital appreciation. The Fund normally invests in equity securities of non-U.S. issuers, which in the aggregate, replicate broad market indices.	Morgan Stanley Investment Management Inc. (“Morgan Stanley”)
Emerging Markets Equity Portfolio, Class I	Seeks long-term capital appreciation. The Fund normally invests in growth-oriented equity securities of issuers in emerging market countries.	Morgan Stanley
Equity Growth Portfolio, Class I	Seeks long-term capital appreciation. The Fund normally invests in growth-oriented equity securities of large capitalization companies.	Morgan Stanley
Global Value Equity Portfolio, Class I	Seeks long-term capital appreciation. The Fund normally invests in equity securities of issuers throughout the world, including U.S. issuers.	Morgan Stanley
Mid Cap Growth Portfolio, Class I	Seeks long-term capital appreciation. The Fund normally invests in common stocks and other equity securities of growth-oriented mid cap companies.	Morgan Stanley
Technology Portfolio, Class I	Seeks long-term capital appreciation. The Fund normally invests in equity securities of companies expected to benefit from their involvement in technology and technology related industries.	Morgan Stanley

  15

Funding Option	Investment Objective	Investment Adviser/Subadviser

The Universal Institutional Funds, Inc. (continued)
U.S. Mid Cap Core Portfolio, Class I	Seeks long-term capital appreciation. The Fund normally invests in common stocks and other equity securities of growth-oriented mid cap companies.	Morgan Stanley
U.S. Real Estate Securities Portfolio, Class I	Seeks above average current income and long-term capital appreciation. The Fund normally invests in equity securities of companies in the U.S. real estate industry, including real estate investment trusts.	Morgan Stanley
Value Portfolio, Class I	Seeks above-average total return over a market cycle of three to five years. The Fund normally invests in common stocks and other equity securities of companies undervalued in comparison to the market.	Morgan Stanley
Van Kampen Life Investment Trust
Comstock Portfolio Class I Shares	Seeks capital growth and income. The Fund normally invests in common and preferred stocks, and convertible securities, of well established undervalued companies.	Van Kampen Asset Management Inc. (“Van Kampen”)
Emerging Growth Portfolio Class I Shares	Seeks capital appreciation. The Fund normally invests in common stocks of emerging growth companies.	Van Kampen
Enterprise Portfolio Class I Shares	Seeks capital appreciation. The Fund normally invests in common stocks of companies believed to have above-average potential for capital appreciation.	Van Kampen
Government Portfolio Class I Shares	Seeks high current return consistent with preservation of capital. The Fund normally invests in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.	Van Kampen
Growth and Income Portfolio Class I Shares	Seeks long-term growth of capital and income. The Fund normally invests in income producing equity securities.	Van Kampen
Money Market Portfolio Class I Shares	Seeks protection of capital and high current income. The Fund normally invests in short-term U.S. money market instruments and seeks to maintain a net asset value of $1.00 per share.	Van Kampen
Variable Insurance Products Fund II
Contrafund® Portfolio — Service Class 2	Seeks long term capital appreciation. The Fund normally invests in common stocks of companies whose value may not be fully recognized by the public.	FMR
Variable Insurance Products Fund III
Mid Cap Portfolio — Service Class 2	Seeks long term growth of capital. The Fund normally invests in common stocks of companies with medium market capitalizations.	FMR

  16

  FIXED ACCOUNT

  We offer our Fixed Account as a funding option. Please see Appendix C for more information.

  CHARGES AND DEDUCTIONS

  General

  We deduct the charges described below. The charges are for the service and benefits we provide, costs and expenses we incur, and risks we assume under the Contracts. Services and benefits we provide include:

      the ability for you to make withdrawals and surrenders under the Contracts the death benefit paid on the death of the Contract Owner, Annuitant, or first of the joint owners the available funding options and related programs (including dollar cost averaging, portfolio rebalancing, and systematic withdrawal programs)
      administration of the annuity options available under the Contracts and the distribution of various reports to Contract Owners

  Costs and expenses we incur include:

      losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Contracts sales and marketing expenses including commission payments to your sales agent and other costs of doing business

  Risks we assume include:

      that Annuitants may live longer than estimated when the annuity factors under the Contracts were established that the amount of the death benefit will be greater than the Contract Value and that the costs of providing the services and benefits under the Contracts will exceed the charges deducted

  We may also deduct a charge for taxes.

  Unless otherwise specified, charges are deducted proportionately from all funding options in which you are invested.

  We may reduce or eliminate the withdrawal charge, the administrative charges and/or the mortality and expense risk charge under the Contract when certain sales or administration of the Contract result in savings or reduced expenses and/or risks. For certain trusts, we may change the order in which Purchase Payments and earnings are withdrawn in order to determine the withdrawal charge. We will not reduce or eliminate the withdrawal charge or the administrative charge where such reduction or elimination would be unfairly discriminatory to any person.

  The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designated charge. For example, the withdrawal charge we collect may not fully cover all of the sales and distribution expenses we actually incur. The amount of any fee or charge is not impacted by an outstanding loan. We may also profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

  17

  Withdrawal Charge

  We do not deduct a sales charge from Purchase Payments when they are made to the Contract. However, a withdrawal charge will apply if Purchase Payments are withdrawn before they have been in the Contract for seven years. We will assess the charge as a percentage of the Purchase Payment withdrawn as follows:

Years Since Purchase Payment Made

Greater than or Equal To	But less than	Withdrawal Charge

0 years	2 years	6%
2 years	4 years	5%
4 years	5 years	4%
5 years	6 years	3%
6 years	7 years	2%
7+ years		0%

  For purposes of the withdrawal charge calculation, withdrawals are deemed to be taken first from:

(a)	any Purchase Payment to which no withdrawal charge applies then

(b)	any remaining free withdrawal allowance (as described below) (after being reduced by (a)), then

(c)	any remaining Purchase Payment to which a withdrawal charge applies (on a first-in, first-out basis), then

(d)	any Contract earnings

  Unless you instruct us otherwise, we will deduct the withdrawal charge from the amount requested.

  We will not deduct a withdrawal charge if Purchase Payments are distributed:

      due to the death of the Contract Owner or the Annuitant (with no Contingent Annuitant surviving)
      if an annuity payout has begun
      if an income option of at least five year’s duration is begun after the first Contract Year due to a minimum distribution under our minimum distribution rules then in effect

  Free Withdrawal Allowance

  Beginning in the second Contract Year, you may withdraw up to 10% of the Contract Value annually . We calculate the available withdrawal amount as of the end of the previous Contract Year. The free withdrawal provision applies to partial withdrawals only.

  Administrative Charges

  There are two administrative charges: the $30 annual contract administrative charge and the administrative expense charge. We will deduct the annual contract administrative charge on the fourth Friday of each August. This charge compensates us for expenses incurred in establishing and maintaining the Contract and we will prorate this charge (i.e. calculate) from the date of purchase. We will also prorate this charge if you surrender your Contract, or if we terminate your Contract. We will not deduct a contract administrative charge from the Fixed Account or:

              (1)   from the distribution of death proceeds

              (2)   after an annuity payout has begun or

              (3)   if the Contract Value on the date of assessment equals or is greater than $40,000

  We deduct the administrative expense charge (sometimes called “Subaccount administrative charge”) on each business day from amounts allocated to the Variable Funding Options to compensate the Company for certain related administrative and operating expenses. The charge equals, on an annual basis, 0.15% of the daily net

  18

  asset value allocated to each of the Variable Funding Options, and is reflected in our accumulation and Annuity Unit value calculations.

  Mortality and Expense Risk Charge

  Each business day, we deduct a mortality and expense risk (“M&E”) charge from amounts we hold in the Variable Funding Options. We reflect the deduction in our calculation of accumulation and Annuity Unit values. The charges stated are the maximum for this product, and is equal to 1.25% annually. We reserve the right to lower this charge at any time. This charge compensates the Company for risks assumed, benefits provided and expenses incurred, including the payment of commissions to your sales agent.

  Variable Liquidity Benefit Charge

  If the Variable Liquidity Benefit is selected, there is a maximum surrender charge of 6% of the amounts withdrawn. This charge is not assessed during the accumulation phase.

  We will assess the charge as a percentage of the total benefit received as follows:

Years Since Initial Purchase Payment

Greater than or Equal To	But less than	Surrender Charge

0 years	2 years	6%
2 years	4 years	5%
4 years	5 years	4%
5 years	6 years	3%
6 years	7 years	2%
7+ years	0%

  Please refer to The Annuity Period for a description of this benefit.

  Variable Funding Option Expenses

  We summarized the charges and expenses of the Underlying Funds in the fee table. Please review the prospectus for each Underlying Fund for a more complete description of that fund and its expenses.

  Premium Tax

  Certain state and local governments charge premium taxes ranging from 0% to 5%, depending upon jurisdiction. We are responsible for paying these taxes and will determine the method used to recover premium tax expenses incurred. We will deduct any applicable premium taxes from your Contract Value either upon death, surrender, annuitization, or at the time you make Purchase Payments to the Contract, but no earlier than when we have a tax liability under state law.

  Changes in Taxes Based upon Premium or Value

  If there is any change in a law assessing taxes against the Company based upon premiums, contract gains or value of the Contract, we reserve the right to charge you proportionately for this tax.

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  TRANSFERS

  Up to 30 days before the Maturity Date, you may transfer all or part of the Contract Value between Variable Funding Options. Please note that the contract is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the stock market. Therefore, all transfers are subject to the following restrictions:

1.	Excessive Transfers. We reserve the right to restrict transfers if we determine you are engaging in a pattern of transfers that may disadvantage Contract Owners. In making this determination, we will consider, among other things, the following factors:

          the total dollar amount being transferred;
          the number of transfers you made within the previous three months;
          whether your transfers follow a pattern designed to take advantage of short term market fluctuations; and
          whether your transfers are part of a group of transfers made by a third party on behalf of the individual Contract Owners in the group.
2.	Market Timers. We reserve the right to restrict transfers by any market timing firm or any other third party authorized to initiate transfers on behalf of multiple Contract Owners. We may, among other things:

          reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one owner, or reject the transfer or exchange instructions of individual owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one owner.

  If we choose to enforce our contractual rights to restrict transfers to once every six months, we will so notify you in writing.

  Future Modifications. We will continue to monitor the transfer activity occurring among the Variable Funding Options, and may modify these transfer restrictions at any time if we deem it necessary to protect the interest of all Contract Owners. These modifications may include curtailing or eliminating, without notice, the ability to use the Internet, facsimile or telephone in making transfers.

  If, in our sole discretion, we determine you are engaging in activity as described above or similar activity which will potentially hurt the rights or interests of Contract Owners, we will exercise our contractual right to restrict your number of transfers to one every six months. None of these restrictions are applicable to transfers made under a Dollar Cost Averaging Program, a rebalancing program, or, if applicable, any asset allocation program described in this prospectus.

  We will make transfers at the value(s) next determined after we receive your request in good order at our Home Office. After the Maturity Date, you may make transfers only if allowed by your contract or with our consent. These restrictions are subject to any state law requirements.

  There are no charges for transfers, however, we reserve the right to charge a fee for any transfer request which exceeds twelve per year. Since different Underlying Funds have different expenses, a transfer of Contract Values from one Variable Funding Option to another could result in your investment becoming subject to higher or lower expenses. Also, you should consider the inherent risks involved in making transfers.

  Dollar Cost Averaging

  Dollar cost averaging or the pre-authorized transfer program (the "DCA Program") allows you to transfer a set dollar amount to other funding options on a monthly or quarterly basis during the accumulation phase of the Contract. Using this method, you will purchase more Accumulation Units in a funding option if the value per unit is low and will purchase fewer Accumulation Units if the value per unit is high. Therefore, you may achieve a lower-than-average cost per unit in the long run if you have the financial ability to continue the

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  program over a long enough period of time. Dollar cost averaging does not assure a profit or protect against a loss.

  You may elect the DCA Program through Written Request or other method acceptable to us. You must have a minimum total Contract Value of $5,000 to enroll in the DCA Program. The minimum amount that may be transferred through this program is $400.

  You may establish pre-authorized transfers of Contract Values from the Fixed Account, subject to certain restrictions. Under the DCA Program, automated transfers from the Fixed Account may not deplete your Fixed Account Value in less than twelve months from your enrollment in the DCA Program.

  In addition to the DCA Program, within the Fixed Account, we may credit increased interest rates to Contract Owners under an administrative Special DCA Program established at our discretion, depending on availability and state law. Under this program, the Contract Owner may pre-authorize level transfers to any of the funding options under either a 6 Month, 12 Month or 24 Month Program. The Programs will generally have different credited interest rates. Under each Program, the interest rate can accrue up to the applicable number of months on the remaining amounts in the Special DCA Program and we must transfer all Purchase Payments and accrued interest on a level basis to the selected funding options in the applicable time period. For example, under the 12 Month Program, the interest rate can accrue up to 12 months on the remaining amounts in the Special DCA Program and we must transfer all Purchase Payments and accrued interest in this Program on a level basis to the selected fund ing options in 12 months.

  The pre-authorized transfers will begin after the initial Program Purchase Payment and complete enrollment instructions are received by the Company. If we do not receive complete Program enrollment instructions within 15 days of receipt of the initial Program Purchase Payment, the entire balance in the Program will be credited with the non-Program interest rate then in effect for the Fixed Account.

  You may start or stop participation in the DCA Program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. If you stop the Special DCA Program and elect to remain in the Fixed Account, we will credit your Contract Value for the remainder of 6 or 12 months with the interest rate for non-Program funds.

  You may only have one DCA Program or Special DCA Program in place at one time. We will allocate any subsequent Purchase Payments we receive within the Program period selected to the current funding options over the remainder of that Program transfer period, unless you direct otherwise.

  All provisions and terms of the Contract apply to the DCA and Special DCA Programs, including provisions relating to the transfer of money between funding options. Transfers made under any DCA Program will not be counted for purposes of restrictions we may impose on the number of transfers permitted under the Contract. We reserve the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service.

  ACCESS TO YOUR MONEY

  Any time before the Maturity Date, you may redeem all or any portion of the Cash Surrender Value, that is, the Contract Value less any withdrawal charge, outstanding loans, and any premium tax not previously deducted. Unless you submit a Written Request specifying the fixed or Variable Funding Option(s) from which we are to withdraw amounts, we will make the withdrawal on a pro rata basis. We will determine the Cash Surrender Value as of the close of business after we receive your surrender request at our Home Office. The Cash Surrender Value may be more or less than the Purchase Payments you made. You may not make withdrawals during the annuity period.

  For amounts allocated to the Variable Funding Options, we may defer payment of any Cash Surrender Value for a period of up to five business days after the Written Request is received. For amounts allocated to the Fixed Account, we may defer payment of any Cash Surrender Value for a period up to six months. In either case, it is our intent to pay as soon as possible. We cannot process requests for withdrawals that are not in good order. We will contact you if there is a deficiency causing a delay and will advise what is needed to act upon the withdrawal request.

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  Systematic Withdrawals

  Before the Maturity Date, you may choose to withdraw a specified dollar amount (at least $100) on a monthly, quarterly, semiannual or annual basis. We will deduct any applicable premium taxes and withdrawal charge. To elect systematic withdrawals, you must have a Contract Value of at least $15,000 and you must make the election on the form we provide. We will surrender Accumulation Units pro rata from all funding options in which you have an interest, unless you instruct us otherwise. You may begin or discontinue systematic withdrawals at any time by notifying us in writing, but you must give at least 30 days' notice to change any systematic withdrawal instructions that are currently in place.

  We reserve the right to discontinue offering systematic withdrawals or to assess a processing fee for this service upon 30 days' written notice to Contract Owners (where allowed by state law).

  Each systematic withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty tax may be assessed on systematic withdrawals if the Contract Owner is under age 59 1/2. You should consult with your tax adviser regarding the tax consequences of systematic withdrawals.

  Loans

  Loans may be available under your Contract. Loans may only be taken against funds allocated or transferred to the Fixed Account. If available, all loan provisions are described in your Contract or loan agreement.

  OWNERSHIP PROVISIONS

  Types of Ownership

  Contract Owner

  The Contract belongs to the Contract Owner named in the Contract (on the Contract Specifications page), or to any other person to whom you subsequently assign the Contract. You may only make an assignment of ownership or a collateral assignment for nonqualified Contracts. You have sole power during the Annuitant’s lifetime to exercise any rights and to receive all benefits given in the Contract provided you have not named an irrevocable beneficiary and provided you have not assigned the Contract.

  You receive all payments while the Annuitant is alive unless you direct them to an alternate recipient. An alternate recipient does not become the Contract Owner.

  If this Contract is purchased by a beneficiary of another contract who directly transferred the death proceeds due under that contract, he/she will be granted the same rights the owner has under the Contract except that he/she cannot transfer ownership, take a loan or make additional Purchase Payments.

  Joint Owner. For nonqualified Contracts only, you may name joint owners (e.g., spouses) in a Written Request before the Contract is in effect. Joint owners may independently exercise transfers allowed under the Contract. All other rights of ownership must be exercised by both owners. Joint owners own equal shares of any benefits accruing or payments made to them.

  Beneficiary

  You name the beneficiary in a Written Request. The beneficiary has the right to receive any death benefit proceeds remaining under the Contract upon the death of the Annuitant or the Contract Owner. If more than one beneficiary survives the Annuitant or Contract Owner, they will share equally in benefits unless you recorded different shares with the Company by Written Request before the death of the Annuitant or Contract Owner. In the case of a non-spousal beneficiary or a spousal beneficiary who has not chosen to assume the Contract, we will not transfer or otherwise remove the death benefit proceeds from either the Variable Funding Options or the Fixed Account, as most recently elected by the Contract Owner, until the Death Report Date.

  Unless you have named an irrevocable beneficiary you have the right to change any beneficiary by Written Request during the lifetime of the Annuitant and while the Contract continues.

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  Annuitant

  The Annuitant is designated in the Contract (on the Contract Specifications page), and is the individual on whose life the Maturity Date and the amount of the monthly Annuity Payments depend. You may not change the Annuitant after your Contract is in effect.

  Contingent Annuitant

  You may name one individual as a Contingent Annuitant. A Contingent Annuitant may not be changed, deleted or added to the Contract after the Contract Date. If the Annuitant who is not the owner dies prior to the Maturity Date, and the Contingent Annuitant is still living:

      the death benefit will not be payable upon the Annuitant's death the Contingent Annuitant becomes the Annuitant and
      all other rights and benefits will continue in effect

  When a Contingent Annuitant becomes the Annuitant, the Maturity Date remains the same as previously in effect.

  If the Annuitant is also the owner, a death benefit is paid to the beneficiary regardless of whether or not there is a Contingent Annuitant.

  DEATH BENEFIT

  Before the Maturity Date, generally, a death benefit is payable when either the Annuitant or a Contract Owner dies. We calculate the death benefit at the close of the business day on which our Home Office receives (1) Due Proof of Death and (2) written payment instructions or election of spousal contract continuance or beneficiary contract continuance (“Death Report Date”).

  Death Proceeds Before the Maturity Date

  If the Annuitant or an owner is younger than age 80 on the Contract Date: We will pay to the beneficiary a death benefit in an amount equal to the greatest of (1), (2) or (3) below, each reduced by any applicable premium tax or outstanding loans:

              (1)   the Contract Value on the Death Report Date

              (2)   the total Purchase Payments made under the Contract less the total of any withdrawals or

              (3)   the step-up value (if any, as described below)

  Step-Up Value. We will establish a step-up value on each Contract Date anniversary that occurs on or prior to the Death Report Date. The step-up value will initially equal the Contract Value on that anniversary. When you make an additional Purchase Payment, we will increase the step-up value by the amount of that Purchase Payment. When you make a withdrawal, we will reduce the step-up value by a partial surrender reduction as described below. On each Contract anniversary before the Annuitant’s 80th birthday and before the Annuitant’s death, if the Contract Value is greater than the step-up value, we will reset the step-up value to equal that greater amount. We will not reduce the step-up value on these anniversary recalculations (provided no withdrawals or surrenders are made on that day). The only changes we will make to the step-up value on or after the Annuitant’s 80th birthday will be those related to additional Purchase Payments or withdrawals.

  Partial Surrender Reduction. If you make a withdrawal, we will reduce the step-up value by a partial surrender reduction which equals (1) the step-up value prior to the withdrawal, multiplied by (2) the amount of the withdrawal, divided by (3) the Contract Value before the withdrawal.

  For example, assume your current Contract Value is $55,000. If your current step-up value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the step-up value as follows:

              50,000 x (10,000/55,000) = 9,090

  Your new step-up value would be 50,000-9,090, or $40,910.

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  The following example shows what would happen in a declining market. Assume your current Contract Value is $30,000. If your current step-up value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the step-up value as follows:

              50,000 x (10,000/30,000) = 16,666

  Your new step-up value would be 50,000-16,666, or $33,334.

  If the Annuitant or an owner is age 80 or older on the Contract Date: We will pay to the beneficiary a death benefit in an amount equal to the greater of (1) or (2) below, each reduced by any applicable premium tax or outstanding loans not previously deducted:

              (1)   the Contract Value on the Death Report Date or

              (2)   the total Purchase Payments made under the Contract less the total of any withdrawals

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  Payment of Proceeds

  We describe the process of paying death benefit proceeds before the Maturity Date in the charts below. The charts do not encompass every situation and are merely intended as a general guide. More detailed information is provided in your Contract. Generally, the person(s) receiving the benefit may request that the proceeds be paid in a lump sum, or be applied to one of the settlement options available under the Contract.

  Nonqualified Contracts

Before the Maturity Date, upon the Death of the	The Company Will Pay the Proceeds to:	unless. . .	Mandatory Payout Rules Apply*

Owner (who is not the Annuitant) (with no joint owner)	The beneficiary (ies), or if none, to the Contract Owner’s estate.	Unless the beneficiary elects to continue the Contract rather than receive the distribution.	Yes

Owner (who is not the Annuitant) (with no joint owner)	The beneficiary (ies), or if none, to the Contract Owner’s estate.	Unless the beneficiary elects to continue the Contract rather than receive the distribution.	Yes

Owner (who is the Annuitant) (with no joint owner)	The beneficiary (ies), or if none, to the Contract Owner’s estate.	Unless the beneficiary elects to continue the Contract rather than receive the distribution.	Yes

Joint Owner (who is not the Annuitant)	The surviving joint owner.	Unless the surviving joint owner elects to continue the Contract rather than receive the distribution.	Yes

Joint Owner (who is the Annuitant)	The beneficiary(ies), or if none, to the surviving joint owner.	Unless the beneficiary elects to continue the Contract rather than receive the distribution.	Yes

Annuitant (who is not the Contract Owner)	The beneficiary (ies), or if none, to the Contract Owner.	Unless the beneficiary elects to continue the Contract rather than receive the distribution.

		Or, unless there is a Contingent Annuitant. Then, the Contingent Annuitant becomes the Annuitant and the contract continues in effect (generally using the original Maturity Date). The proceeds will then be paid upon the death of the Contingent Annuitant or owner.	Yes

Annuitant (who is the Contract Owner)	See death of “owner who is the Annuitant” above.		Yes

Annuitant (where owner is a nonnatural entity/trust)	The beneficiary (ies) or if none, to the owner.		Yes (Death of Annuitant is treated as death of the owner in these circumstances.)

Beneficiary	No death proceeds are payable; Contract continues.		N/A

Contingent Beneficiary	No death proceeds are payable; Contract continues.		N/A

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Before the Maturity Date, upon the Death of the	The Company Will Pay the Proceeds to:	unless. . .	Mandatory Payout Rules Apply*

Owner / Annuitant	The beneficiary (ies), or if none, to the Contract Owner’s estate.	Unless the beneficiary elects to continue the Contract rather than receive a distribution.	Yes

Beneficiary	No death proceeds are payable; Contract continues.		N/A

Contingent Beneficiary	No death proceeds are payable; Contract continues.		N/A

*	Certain payout rules of the Internal Revenue Code (IRC) are triggered upon the death of any Owner. Non-spousal beneficiaries (as well as spousal beneficiaries who choose not to assume the Contract) must begin taking distributions based on the beneficiary’s life expectancy within one year of death or take a complete distribution of Contract proceeds within 5 years of death. For Qualified Contracts, if mandatory distributions have begun at the death of the Annuitant, the 5 year payout option is not available.

  Beneficiary Contract Continuance (not permitted for non-natural beneficiaries)

  If you die before the Maturity Date, and if the value of any beneficiary’s portion of the death benefit is between $20,000 and $1,000,000 as of the Death Report Date, (more than $1,000,000 is subject to Home Office approval), your beneficiary(s) may elect to continue his/her portion of the Contract subject to applicable Internal Revenue Code distribution requirements, rather than receive the death benefit in a lump sum.

  If your beneficiary elects to continue the Contract, the death benefit will be calculated as of the Death Report Date. The initial Contract Value of the continued contract (the “adjusted Contract Value”) will equal the greater of the Contract Value or the death benefit calculated on the Death Report Date and will be allocated to the funding options in the same proportion as prior to the Death Report Date.

  The beneficiary who continues the Contract will be granted the same rights as the owner under the original Contract, except the beneficiary cannot:

      transfer ownership
      take a loan
      make additional Purchase Payments

  The beneficiary may also name his/her own beneficiary (“succeeding beneficiary”) and has the right to take withdrawals at any time after the Death Report Date without a withdrawal charge. All other fees and charges applicable to the original Contract will also apply to the continued Contract. All benefits and features of the continued contract will be based on the beneficiary’s age on the Death Report Date as if the beneficiary had purchased the Contract with the adjusted Contract Value on the Death Report Date.

  Planned Death Benefit

  You may request that rather than receive a lump-sum death benefit, the beneficiary(ies) receive all or a portion of the death benefit proceeds either:

      through an annuity for life or a period that does not exceed the beneficiary’s life expectancy or under the terms of the Beneficiary Continuance provision described above. If the Beneficiary Continuance provision is selected as the planned death benefit, no surrenders will be allowed other than payments meant to satisfy minimum distribution amounts or systematic withdrawal amounts, if greater.
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  You must make the planned death benefit request as well as any revocation of this request in writing. Upon your death, your beneficiary(s) cannot revoke or modify this request. If the death benefit at the time we receive Due Proof of Death is less than $2,000, we will only pay a lump sum to the beneficiary. If periodic payments due under the planned death benefit election are less than $100, we reserve the right to make Annuity Payments at less frequent intervals, resulting in a payment of at least $100 per year. If no beneficiary is alive when death benefits become payable, we will pay the death benefit as provided in your Contract.

  Death Proceeds after the Maturity Date

  If any Contract Owner or the Annuitant dies on or after the Maturity Date, the Company will pay the beneficiary a death benefit consisting of any benefit remaining under the annuity or income option then in effect.

  THE ANNUITY PERIOD

  Maturity Date

  Under the Contract, you can receive regular payments (“Annuity Payments”). You can choose the month and the year in which those payments begin (“Maturity Date”). You can also choose among income payouts (annuity or income options) or elect a lump sum distribution. While the Annuitant is alive, you can change your selection any time up to the Maturity Date. Annuity or income payments will begin on the Maturity Date stated in the Contract unless (1) you fully surrendered the Contract; (2) we paid the proceeds to the beneficiary before that date; or (3) you elected another date. Annuity payments are a series of periodic payments (a) for life; (b) for life with a minimum number of payments; or (c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor. Income payments are for a fixed period or amount. We may require proof that the Annuitant is alive before we make Annuity Payments. Not all options may be avai lable in all states.

  You may choose to annuitize at any time after the first Contract Date anniversay. Unless you elect otherwise, the Maturity Date will be the Annuitant’s 70th birthday for Qualified Contracts and the Annuitant’s 75th birthday for Nonqualified Contracts or ten years after the effective date of the Contract, if later.

  At least 30 days before the original Maturity Date, you may elect to extend the Maturity Date to any time prior to the Annuitant’s 85th birthday for nonqualified Contracts or, for qualified Contracts, to a later date with our consent. You may use certain annuity options taken at the Maturity Date to meet the minimum required distribution requirements of federal tax law, or you may use a program of withdrawals instead. These mandatory distribution requirements take effect generally upon the death of the Contract Owner, or with certain qualified Contracts upon either the later of the Contract Owner’s attainment of age 70 1/2 or year of retirement; or the death of the Contract Owner. You should seek independent tax advice regarding the election of minimum required distributions.

  Allocation of Annuity

  You may elect to receive your Annuity Payments in the form of a variable annuity, a fixed annuity, or a combination of both. If, at the time Annuity Payments begin, you have not made an election, we will apply your Cash Surrender Value to provide an annuity funded by the same funding options as you have selected during the accumulation period. At least 30 days before the Maturity Date, you may transfer the Contract Value among the funding options in order to change the basis on which we will determine Annuity Payments. (See Transfers.)

  Variable Annuity

  You may choose an annuity payout that fluctuates depending on the investment experience of the Variable Funding Options. We determine the number of Annuity Units credited to the Contract by dividing the first monthly annuity payment attributable to each Variable Funding Option by the corresponding Accumulation Unit value as of 14 days before the date Annuity Payments begin. We use an Annuity Unit to measure the dollar value of an annuity payment. The number of Annuity Units (but not their value) remains fixed during the annuity period.

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  Determination of First Annuity Payment. Your Contract contains the tables we use to determine your first monthly annuity payment. If you elect a variable annuity, the amount we apply to it will be the Cash Surrender Value as of 14 days before the date Annuity Payments begin, less any applicable premium taxes not previously deducted.

  The amount of your first monthly payment depends on the annuity option you elected and the Annuitant’s adjusted age. Your Contract contains the formula for determining the adjusted age. We determine the total first monthly annuity payment by multiplying the benefit per $1,000 of value shown in the Contract tables by the number of thousands of dollars of Contract Value you apply to that annuity option. The contract tables factor in an assumed daily net investment factor. We call this your net investment rate. For example, a net investment rate of 3% corresponds to an annual interest rate of 3%. This means that if the annualized investment performance, after expenses, of your Variable Funding Options is less than 3%, then the dollar amount of your variable Annuity Payments will decrease. However, if the annualized investment performance, after expenses, of your Variable Funding Options is greater than 3%, then the dollar amount of your variable Annuity Payments will increase.

  Determination of Second and Subsequent Annuity Payments. The dollar amount of all subsequent Annuity Payments changes from month to month based on the investment experience, as described above, of the applicable funding options. The total amount of each annuity payment will equal the sum of the basic payments in each funding option. We determine the actual amounts of these payments by multiplying the number of Annuity Units we credited to each funding option by the corresponding Annuity Unit value as of the date 14 days before the date the payment is due.

  Fixed Annuity

  You may choose a fixed annuity that provides payments that do not vary during the annuity period. We will calculate the dollar amount of the first fixed annuity payment as described under Variable Annuity, except that the amount we apply to begin the annuity will be your Cash Surrender Value as of the date Annuity Payments begin. Payout rates will not be lower than that shown in the Contract. If it would produce a larger payment, the first fixed Annuity Payment will be determined using the Life Annuity Tables in effect on the Maturity Date.

  PAYMENT OPTIONS

  Election of Options

  While the Annuitant is alive, you can change your annuity or income option selection any time up to the Maturity Date. Once annuity or income payments have begun, no further elections are allowed.

  During the Annuitant’s lifetime, if you do not elect otherwise before the Maturity Date, we will pay you (or another designated payee) the first of a series of monthly annuity or income payments based on the life of the Annuitant, in accordance with Annuity Option 2 (Life Annuity with 120 monthly payments assured). For certain Qualified Contracts, Annuity Option 4 (Joint and Last Survivor Life Annuity — Annuity Reduced on Death of Primary Payee) will be the automatic option as described in the Contract.

  The minimum amount that can be placed under an annuity or income option will be $2,000 unless we agree to a lesser amount. If any monthly periodic payment due is less than $100, the Company reserves the right to make payments at less frequent intervals, or to pay the Contract Value in a lump-sum.

  On the Maturity Date, we will pay the amount due under the Contract in accordance with the Payment Option that you select. You may choose to receive a single lump-sum payment. You must elect an option in writing, in a form satisfactory to the Company. Any election made during the lifetime of the Annuitant must be made by the Contract Owner.

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  Annuity Options

  Subject to the conditions described in “Election of Options” above, we may pay all or any part of the Cash Surrender Value under one or more of the following annuity options. Payments under the annuity options are generally made on a monthly basis. We may offer additional options.

  Option 1 — Life Annuity — No Refund. The Company will make Annuity Payments during the lifetime of the Annuitant ending with the last payment before death. This option offers the maximum periodic payment, since there is no assurance of a minimum number of payments or provision for a death benefit for beneficiaries.

  Option 2 — Life Annuity with 120, 180 or 240 Monthly Payments Assured. The Company will make monthly Annuity Payments during the lifetime of the Annuitant, with the agreement that if, at the death of that person, payments have been made for less than 120, 180 or 240 months, as elected, we will continue making payments to the beneficiary during the remainder of the period.

  Option 3 — Joint and Last Survivor Life Annuity — No Refund. The Company will make regular Annuity Payments during the lifetime of the Annuitant and a second person. When either person dies, we will continue making payments to the survivor. No further payments will be made following the death of the survivor.

  Option 4 — Joint and Last Survivor Life Annuity — Annuity Reduced on Death of Primary Payee. The Company will make Annuity Payments during the lifetimes of the Annuitant and a second person. You will designate one as primary payee, and the other will be designated as secondary payee. On the death of the secondary payee, the Company will continue to make monthly Annuity Payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons. On the death of the primary payee, the Company will continue to make Annuity Payments to the secondary payee in an amount equal to 50% of the payments, which would have been made during the lifetime of the primary payee. No further payments will be made once both payees have died.

  Option 5 — Other Annuity Options. The Company will make any other arrangements for Annuity Payments as may be mutually agreed upon.

  Income Options

  Instead of one of the annuity options described above, and subject to the conditions described under “Election of Options,” all or part of the Contract’s Cash Surrender Value (or, if required by state law, Contract Value) may be paid under one or more of the following income options, provided that they are consistent with federal tax law qualification requirements. Payments under the income options may be elected on a monthly, quarterly, semiannual or annual basis:

  Option 1 — Payments of a Fixed Amount. We will make equal payments of the amount elected until the Cash Surrender Value applied under this option has been exhausted. We will pay the first payment and all later payments from each funding option or the Fixed Account in proportion to the Cash Surrender Value attributable to each funding option and/or Fixed Account. The final payment will include any amount insufficient to make another full payment.

  Option 2 — Payments for a Fixed Period. We will make payments for the period selected.

  Option 3 — Other Income Options. We will make any other arrangements for income options as may be mutually agreed upon.

  Variable Liquidity Benefit

  This benefit is only offered with the income option Payments for a Fixed Period.

  At any time after annuitization and before death, the Contract Owner may surrender and receive a payment equal to (A) minus (B), where (A) equals the present value of remaining certain payments, and (B) equals a surrender charge not to exceed the maximum surrender charge rate shown on the specifications page of the contract multiplied by (A). The interest rate used to calculate the present value is a rate 1% higher than the Assumed (Daily) Net Investment Factor used to calculate the Annuity Payments. The remaining period certain payments are assumed to be level payments equal to the most recent period certain payment prior to the request for this liquidity benefit.

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  MISCELLANEOUS CONTRACT PROVISIONS

  Right to Return

  You may return the Contract for a full refund of the Contract Value plus any contract charges and premium taxes you paid (but not any fees and charges the Underlying Fund assessed) within twenty days after you receive it (the “right to return period”). You bear the investment risk of investing in the Variable Funding Options during the right to return period; therefore, the Contract Value we return may be greater or less than your Purchase Payment.

  If you purchase the Contract as an Individual Retirement Annuity, and return it within the first seven days after delivery, or longer if your state law permits, we will refund your Purchase Payment in full; during the remainder of the right to return period, we will refund the Contract Value (including charges).

  We will determine the Contract Value following the close of the business day on which we receive your Contract and a Written Request for a refund. Where state law requires a different period, or the return of Purchase Payments or other variations of this provision, we will comply. Refer to your Contract for any state-specific information.

  Termination

  You do not need to make any Purchase Payments after the first to keep the Contract in effect. However, we reserve the right to terminate the Contract on any business day if your Contract Value as of that date is less than $1,000 and you have not made Purchase Payments for at least two years, unless otherwise specified by state law. Termination will not occur until 31 days after we have mailed notice of termination to your last known address and to any assignee of record. If we terminate the Contract, we will pay you the Cash Surrender Value less any applicable taxes.

  Required Reports

  As often as required by law, but at least once in each Contract Year before the due date of the first annuity payment, we will furnish a report showing the number of Accumulation Units credited to the Contract and the corresponding Accumulation Unit value(s) as of the report date for each funding option to which the Contract Owner has allocated amounts during the applicable period. The Company will keep all records required under federal and state laws.

  Suspension of Payments

  The Company reserves the right to suspend or postpone the date of any payment or determination of values on any business day (1) when the New York Stock Exchange (“the Exchange”) is closed; (2) when trading on the Exchange is restricted; (3) when an emergency exists, as determined by the SEC, so that the sale of securities held in the Separate Account may not reasonably occur, or so that the Company may not reasonably determine the value the Separate Account’s net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. Payments from the Fixed Account may be delayed up to 6 months.

  THE SEPARATE ACCOUNTS

  The Travelers Insurance Company and The Travelers Life and Annuity Company each sponsor Separate Accounts: Fund ABD and Fund ABD II, respectively. Both Fund ABD and Fund ABD II were established on October 17, 1995 and are registered with the SEC as unit investment trusts (Separate Account) under the Investment Company Act of 1940, as amended. We will invest Separate Account assets attributable to the Contracts exclusively in the shares of the Variable Funding Options.

  We hold the assets of Fund ABD and Fund ABD II for the exclusive and separate benefit of the owners of each Separate Account, according to the laws of Connecticut. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are, in accordance with the Contracts, credited to or charged against the Separate Account without regard to other income, gains and losses of the Company. The assets held by the

  30

  Separate Account are not chargeable with liabilities arising out of any other business that we may conduct. Obligations under the Contract are obligations of the Company.

  All investment income and other distributions of the funding options are payable to the Separate Account. We reinvest all such income and/or distributions in shares of the respective funding option at net asset value. Shares of the funding options are currently sold only to life insurance company Separate Accounts to fund variable annuity and variable life insurance contracts.

  Certain variable annuity Separate Accounts and variable life insurance Separate Accounts may invest in the funding options simultaneously (called “mixed” and “shared” funding). It is conceivable that in the future it may be disadvantageous to do so. Although the Company and the Variable Funding Options do not currently foresee any such disadvantages either to variable annuity Contract Owners or variable life policy owners, each Underlying Fund’s Board of Directors intends to monitor events in order to identify any material conflicts between them and to determine what action, if any, should be taken. If a Board of Directors was to conclude that separate funds should be established for variable life and variable annuity Separate Accounts, the variable annuity Contract Owners would not bear any of the related expenses, but variable annuity Contract Owners and variable life insurance policy owners would no longer have the economies of scale resulting from a lar ger combined fund.

  Performance Information

  From time to time, we may advertise several types of historical performance for the Contract’s Variable Funding Options. We may advertise the “standardized average annual total returns” of the Variable Funding Option, calculated in a manner prescribed by the SEC, and the “nonstandardized total return,” as described below. Specific examples of the performance information appear in the SAI.

  Standardized Method. We compute quotations of average annual total returns according to a formula in which a hypothetical initial investment of $1,000 is applied to the Variable Funding Option, and then related to ending redeemable values over one-, five-, and ten-year periods, or for a period covering the time during which the funding option has been in existence, if less. These quotations reflect the deduction of all recurring charges during each period (on a pro rata basis in the case of fractional periods). We convert the deduction for the annual contract administrative charge to a percentage of assets based on the actual fee collected, divided by the average net assets for Contracts sold. Each quotation assumes a total redemption at the end of each period with the applicable withdrawal charge deducted at that time.

  Nonstandardized Method. We calculate nonstandardized “total returns” in a similar manner based on the performance of the funding options over a period of time, usually for the calendar year-to-date, and for the past one-, three-, five- and ten-year periods. Nonstandardized total returns will not reflect the deduction of the annual contract administrative charge, which, if reflected, would decrease the level of performance shown. These returns also do not reflect the withdrawal charge because we designed the Contract for long-term investment.

  For Underlying Funds that were in existence before they became available as a funding option, the nonstandardized average annual total return quotations reflects the investment performance that such funding options would have achieved (reduced by the applicable charges) had the Underlying Fund been held under the Contract for the period quoted. The total return quotations are based upon historical earnings and are not necessarily representative of future performance.

  General. Within the guidelines prescribed by the SEC and the National Association of Securities Dealers, Inc. (“NASD”), performance information may be quoted numerically or may be presented in a table, graph or other illustration. Advertisements may include data comparing performance to well-known indices of market performance (including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor’s (S&P) 500 Index, the S&P 400 Index, the Lehman Brothers Long T-Bond Index, the Russell 1000, 2000 and 3000 Indices, the Value Line Index, and the Morgan Stanley Capital International’s EAFE Index). Advertisements may also include published editorial comments and performance rankings compiled by independent organizations (including, but not limited to, Lipper Analytical Services, Inc. and Morningstar, Inc.) and publications that monitor the performance of the Separate Account and the Variable Funding Options.

  31

  FEDERAL TAX CONSIDERATIONS

  The following general discussion of the federal income tax consequences under this Contract is not intended to cover all situations, and is not meant to provide tax or legal advice. Because of the complexity of the law and the fact that the tax results will vary depending on many factors, you should consult your tax and/or legal adviser regarding your personal situation. For your information, a more detailed tax discussion is contained in the SAI.

  Non-Resident Aliens

  Distributions to non-resident aliens (“NRAs”) are subject to special and complex tax and withholding rules under the Code, some of which are based upon the particular facts and circumstances of the Contract Owner, the beneficiary and the transaction itself. In addition, Annuity Payments to NRAs in many countries are exempt from U.S. tax (or subject to lower rates) based upon a tax treaty. NRAs should seek guidance from a tax adviser regarding their personal situation.

  General Taxation of Annuities

  Congress has recognized the value of saving for retirement by providing certain tax benefits, in the form of tax deferral, for money put into an annuity. The Internal Revenue Code (Code) governs how this money is ultimately taxed, depending upon the type of Contract, qualified or non-qualified, and the manner in which the money is distributed, as briefly described below.

  Tax-Free Exchanges: The Internal Revenue Code provides that, generally, no gain or loss is recognized when an annuity Contract is received in exchange for a life, endowment, or annuity Contract. Since different annuity Contracts have different expenses, fees and benefits, a tax-free exchange could result in your investment becoming subject to higher or lower fees and/or expenses.

  Types of Contracts: Qualified or Nonqualified

  If you purchase an annuity Contract with proceeds of an eligible rollover distribution from any qualified employee pension plan or individual retirement annuity (IRA), your Contract is referred to as a qualified Contract. Some examples of qualified Contracts are: IRAs, tax-sheltered annuities established by public school systems or certain tax-exempt organizations under Code Section 403(b), corporate sponsored pension and profit-sharing plans (including 401(k) plans), Keogh Plans (for self-employed individuals), and certain other qualified deferred compensation plans. Another type of Qualified Contract is a Roth IRA, under which after-tax contributions accumulate until maturity, when amounts (including earnings) may be withdrawn tax-free. The rights and benefits under a qualified Contract may be limited by the terms of the retirement plan, regardless of the terms and conditions of the Contract. If you purchase the Contract on an individual basis with after-tax dollars and not under one of the programs described above, your Contract is referred to as nonqualified.

  Nonqualified Annuity Contracts

  As the owner of a nonqualified annuity, you do not receive any tax benefit (deduction or deferral of income) on Purchase Payments, but you will not be taxed on increases in the value of your Contract until a distribution occurs — either as a withdrawal (distribution made prior to the Maturity Date), or as Annuity Payments. When a withdrawal is made, you are taxed on the amount of the withdrawal that is considered earnings under applicable tax laws. Similarly, when you receive an annuity payment, part of each payment is considered a return of your Purchase Payments and will not be taxed. The remaining portion of the annuity payment (i.e., any earnings) will be considered ordinary income for tax purposes.

  If a nonqualified annuity is owned by other than an individual, however, (e.g., by a corporation), increases in the value of the Contract attributable to Purchase Payments made after February 28, 1986 are includible in income annually. Furthermore, for Contracts issued after April 22, 1987, if you transfer the Contract to another person or entity without adequate consideration, all deferred increases in value will be includable in your income at the time of the transfer.

  32

  If you make a partial withdrawal, this money will generally be taxed as first coming from earnings, (income in the contract), and then from your Purchase Payments. These withdrawn earnings are includable in your taxable income. (See “Penalty Tax for Premature Distributions” below.) There is income in the Contract to the extent the Contract Value exceeds your investment in the Contract. The investment in the Contract equals the total Purchase Payments you paid less any amount received previously which was excludible from gross income. Any direct or indirect borrowing against the value of the Contract or pledging of the Contract as security for a loan will be treated as a cash distribution under the tax law, and will have tax consequences in the year taken.

  Federal tax law requires that nonqualified annuity Contracts meet minimum mandatory distribution requirements upon the death of the Contract Owner, including the first of joint owners. If these requirements are not met, the Contract will not be treated as an annuity Contract for Federal income tax purposes and earnings under the Contract will be taxable currently, not when distributed. The distribution required depends, among other things, upon whether an annuity option is elected or whether the succeeding Contract Owner is the surviving spouse. We will administer Contracts in accordance with these rules and we will notify you when you should begin receiving payments. There is a more complete discussion of these rules in the SAI.

  Puerto Rico Tax Considerations

  The Puerto Rico Internal Revenue Code of 1994 (the “1994 Code”) taxes distributions from nonqualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 1994 Code first as a return of investment. Therefore, no taxable income is recognized for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. Similarly, the amount of income on annuity distributions (payable over your lifetime) is calculated differently. Since Puerto Rico residents are also subject to U.S. income tax on all income other than income sourced to Puerto Rico, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 1994 Code provides a credit against the Puerto Rico income tax for U.S. income taxes, an individual may not get full credit because of the timing differences. You should consult w ith a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution, particularly a partial distribution or election to annuitize.

  Qualified Annuity Contracts

  Under a qualified annuity, since amounts paid into the Contract have generally not yet been taxed, the full amount of such distributions, including lump-sum withdrawals and Annuity Payments, are generally taxed at the ordinary income tax rate unless the distribution is transferred to an eligible rollover account or Contract. The Contract is available as a vehicle for IRA rollovers and for other qualified Contracts. There are special rules which govern the taxation of qualified Contracts, including withdrawal restrictions, requirements for mandatory distributions, and contribution limits. We have provided a more complete discussion in the SAI.

  Note to participants in qualified plans including 401, 403(b), 457 as well as IRA owners: While annual plan contribution limits may be increased from time to time by Congress and the IRS for federal income tax purposes, these limits must be adopted by each state for the higher limits to be effective at a state income tax level. In other words, the permissible contribution limit for income tax purposes may be different at the federal level from your state's income tax laws. Please consult your employer or tax adviser regarding this issue.

  Penalty Tax for Premature Distributions

  For both qualified and nonQualified Contracts, taxable distributions taken before the Contract Owner has reached the age of 591/2 will be subject to a 10% additional tax penalty unless the distribution is taken in a series of periodic distributions, for life or life expectancy, or unless the distribution follows the death or disability of the Contract Owner. Other exceptions may be available in certain qualified plans. The 10% additional tax is in addition to any penalties that may apply under your Contract and the normal income taxes due on the distribution.

  Diversification Requirements for Variable Annuities

  The Code requires that any nonqualified variable annuity Contracts based on a Separate Account shall not be treated as an annuity for any period if investments made in the account are not adequately diversified. Final tax regulations define how Separate Accounts must be diversified. The Company monitors the diversification of investments constantly and believes that its accounts are adequately diversified. The consequence of any failure

  33

  to diversify is essentially the loss to the Contract owner of tax-deferred treatment. The Company intends to administer all Contracts subject to this provision of law in a manner that will maintain adequate diversification.

  Ownership of the Investments

  In certain circumstances, owners of variable annuity Contracts have been considered to be the owners of the assets of the underlying Separate Account for Federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the Contract Owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the number of funds available and the flexibility of the Contract Owner to allocate premium payments and transfer amounts among the funding options, have not been addressed in public rulings. While we believe that the Contract does not give the Contract Owner investment control over Separate Account assets, we reserve the right to modify the Contract as necessary to prevent a Contract Owner from being treated as the owner of the Separate Account assets supporting the Contract.

  Mandatory Distributions For Qualified Plans

  Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which an IRA owner attains age 701/2. Participants in qualified plans and 403(b) annuities may defer minimum distributions until the later of April 1st of the calendar year following the calendar year in which they attain age 701/2. or the year of retirement.

  Minimum Distributions For Beneficiaries. When a death benefit becomes due upon the death of the owner and/or Annuitant, minimum distributions may be taken over the life expectancy of the beneficiary not less than annually within one year from the date of death or the funds remaining in the Contract must be completely withdrawn within five years from the date of death.

  Taxation of Death Benefit Proceeds

  Amounts may be distributed from a Contract because of the death of an owner or Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the contract; or (ii) if distributed under a Payment Option, they are taxed in the same way as Annuity Payments.

  OTHER INFORMATION

  The Insurance Companies

  Please refer to your Contract to determine which Company issued your Contract.

  The Travelers Insurance Company is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company is an indirect wholly-owned subsidiary of Citigroup Inc. The Company’s Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.

  The Travelers Life and Annuity Company is a stock insurance company chartered in 1973 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States (except New York), the District of Columbia and Puerto Rico. The Company is an indirect wholly-owned subsidiary of Citigroup Inc. The Company’s Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.

  Financial Statements

  The financial statements for the Company and its Separate Account are located in the Statement of Additional Information.

  34

  Distribution of Variable Annuity Contracts

  We intend to sell the Contracts in all jurisdictions where we are licensed to do business and where the Contract is approved. Any registered representative of affiliated or independent broker-dealers who sell the Contracts will be qualified to sell variable annuities under applicable federal and state laws. Each broker-dealer is registered with the SEC under the Securities Exchange Act of 1934, and all are members of the NASD. The Contract is offered through both affiliated and non-affiliated broker dealers. The principal underwriter of the Contracts is our affiliate, Travelers Distribution LLC, One Cityplace, Hartford, CT.

  Up-front compensation paid to sales representatives will not exceed 10% of the Purchase Payments made under the Contracts. If asset based compensation is paid, it will not exceed 2% of the average account value annually. Also, we may pay additional compensation or permit other promotional incentives in cash, credit or other compensation for, among other things, training, marketing or services provided.

  Conformity with State and Federal Laws

  The laws of the state in which we deliver a Contract govern that Contract. Where a state has not approved a Contract feature or funding option, it will not be available in that state. Any paid-up annuity, Cash Surrender Value or death benefits that are available under the Contract are not less than the minimum benefits required by the statutes of the state in which we delivered the Contract. We reserve the right to make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any law or regulation issued by any governmental agency to which the Company, the Contract or the Contract Owner is subject.

  Voting Rights

  The Company is the legal owner of the shares of the Underlying Funds. However, we believe that when an Underlying Fund solicits proxies in conjunction with a vote of shareholders we are required to obtain from you and from other owners instructions on how to vote those shares. We will vote all shares, including those we may own on our own behalf, and those where we have not received instructions from Contract Owners, in the same proportion as shares for which we received voting instructions. Should we determine that we are no longer required to comply with the above, we will vote on the shares in our own right. In certain limited circumstances, and when permitted by law, we may disregard voting instructions. If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual report to Contract Owners.

  Legal Proceedings and Opinions

  Legal matters in connection with the federal laws and regulations affecting the issue and sale of the contract described in this prospectus, as well as the organization of the Companies, their authority to issue variable annuity contracts under Connecticut law and the validity of the forms of the variable annuity contracts under Connecticut law, have been passed on by the Deputy General Counsel of the Companies.

  There are no pending legal proceedings affecting either Separate Account or the principal underwriter. There are no pending legal proceedings against either Company likely to have a material adverse effect on the ability of either Company to meet its obligations under the applicable Contract.

  35

  APPENDIX A —CONDENSED FINANCIAL INFORMATION

  THE TRAVELERS FUND ABD FOR VARIABLE ANNUITIES
  Accumulation Unit Values (in dollars)

  The following tables provide the Accumulation Unit Value information for the variable charge of 1.40% = (Standard Death Benefit without E.S.P.)

  1.25 M&E, 0.15 Adm = 1.40% Net Expense

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Janus Aspen Series
Balanced Portfolio — Service Shares (5/00)	2002	0.911	0.839	14,830,766
	2001	0.972	0.911	13,475,207

Capital Appreciation Portfolio — Service Shares (5/00)	2002	0.872	0.557	710,088
	2002	0.672	0.872	615,886

Strategic Value Portfolio — Service Shares (12/00)	2002	0.925	0.699	208,501
	2001	1.024	0.925	134,151

Worldwide Growth Portfolio — Service Shares (12/00)	2002	0.609	0.446	15,628,276
	2001	0.798	0.609	16,824,804

Salomon Brothers Variable Series Fund Inc.
Capital Fund — Class I (5/98)	2002	1.529	1.130	11,108,929
	2001	1.522	1.529	5,065,288
	2000	1.305	1.522	907,328
	1999	1.084	1.305	216,465
	1998	1.000	1.084	55,964

High Yield Bond Fund — Class I (5/98)	2002	1.055	1.116	354,505
	2001	1.017	1.055	421,112
	2000	1.032	1.017	319,825
	1999	0.991	1.032	208,039
	1998	1.000	0.991	117,685

Investors Fund — Class I (4/98)	2002	1.216	0.923	19,285,142
	2001	1.287	1.216	15,853,833
	2000	1.132	1.287	7,090,936
	1999	1.029	1.132	3,905,967
	1998	1.000	1.029	1,764,644
  A-1

  Accumulation Unit Values (in dollars)

  1.25 M&E, 0.15 Adm = 1.40% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Small Cap Growth Fund — Class I (5/00)	2002	0.903	0.581	1,607,181
	2001	0.987	0.903	1,517,383

Strategic Bond Fund — Class I (5/98)	2002	1.145	1.229	1,123,744
	2001	1.086	1.145	914,232
	2000	1.026	1.086	624,887
	1999	1.037	1.026	344,250
	1998	1.000	1.037	127,127

The Travelers Series Trust
Equity Income Portfolio (12/96)	2002	1.521	1.291	25,581,166
	2001	1.652	1.521	27,130,603
	2000	1.535	1.652	22,535,737

Large Cap Portfolio (12/96)	2002	1.459	1.111	21,047,983
	2001	1.790	1.459	24,478,964
	2000	2.123	1.790	22,306,844

The Universal Institutional Funds, Inc.
Active International Allocation Portfolio (5/00)	2002	0.724	0.587	496,810
	2001	0.917	0.724	432,621

Emerging Markets Equity Portfolio (5/98)	2002	0.820	0.737	360,817
	2001	0.889	0.820	359,559
	2000	1.484	0.889	309,348
	1999	0.769	1.484	238,502
	1998	1.000	0.769	27,410

Equity Growth Portfolio (5/00)	2002	0.688	0.490	1,471,505
	2001	0.823	0.688	1,122,971

Global Value Equity Portfolio (5/98)	2002	1.025	0.840	1,131,407
	2001	1.000	1.025	1,261,854
	2001	1.118	1.000	—
	2000	1.017	1.118	922,022
	1999	0.991	1.017	508,044

Mid Cap Growth Portfolio (5/00)	2002	0.600	0.407	1,131,038
	2001	0.861	0.600	1,118,232
  A-2

  Accumulation Unit Values (in dollars)

  1.25 M&E, .15 Adm = 1.40% Net Expense (continued)

Portfolio Name Year	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Mid Cap Value Portfolio (6/98)	2002	1.288	0.914	1,337,465
	2001	1.348	1.288	1,390,184
	2000	1.235	1.348	859,060
	1999	1.042	1.235	818,991
	1998	1.000	1.042	219,618

Technology Portfolio (5/00)	2002	0.330	0.166	1,840,625
	2001	0.654	0.330	1,926,762

U.S. Real Estate Portfolio (10/98)	2002	1.184	1.158	480,808
	2001	1.093	1.184	478,734
	2000	0.866	1.093	138,149

Value Portfolio (5/98)	2002	1.059	0.813	1,728,646
	2001	1.050	1.059	1,653,571
	2000	0.852	1.050	938,077
	1999	0.880	0.852	853,765
	1998	1.000	0.880	258,345

Van Kampen Life Investment Trust
Comstock Portfolio — Class I Shares (5/99)	2002	1.128	0.898	360,360
	2001	1.173	1.128	384,749
	2000	0.916	1.173	272,114
	1999	1.000	0.916	65,606

Domestic Income Portfolio (8/98)	2002	1.116	1.108	—
	2001	1.029	1.116	1,007,712
	2000	0.983	1.029	815,911
	1999	1.019	0.983	533,733
	1998	1.000	1.019	116,317

Emerging Growth Portfolio — Class I Shares (6/98)	2002	1.452	0.967	881,610
	2001	2.150	1.452	1,085,722
	2000	2.426	2.150	1,080,269
	1999	1.204	2.426	483,237
	1998	1.000	1.204	27,189
  A-3

  Accumulation Unit Values (in dollars)

  1.25 M&E, .15 Adm = 1.40% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Enterprise Portfolio — Class I Shares (7/98)	2002	0.888	0.619	1,203,650
	2001	1.132	0.888	1,430,647
	2000	1.344	1.132	1,563,368
	1999	1.083	1.344	953,537
	1998	1.000	1.083	233,972

Government Portfolio — Class I Shares (10/98)	2002	1.172	1.266	1,730,223
	2001	1.111	1.172	580,913
	2000	1.003	1.111	488,214
	1999	1.052	1.003	333,180
	1998	1.000	1.052	347,758

Growth and Income Portfolio — Class I Shares (6/98)	2002	1.254	1.057	1,239,684
	2001	1.350	1.254	1,513,888
	2000	1.147	1.350	1,663,683
	1999	1.030	1.147	1,105,415
	1998	1.000	1.030	292,761

Money Market Portfolio — Class I Shares (5/98)	2002	1.127	1.125	2,226,422
	2001	1.102	1.127	2,230,550
	2000	1.055	1.102	1,706,894
	1999	1.023	1.055	545,168
	1998	1.000	1.023	637,874

Variable Insurance Products Fund II
Contrafund® Portfolio — Service Class 2 (5/00)	2002	0.796	0.710	9,701,628
	2001	0.923	0.796	8,023,592

Variable Insurance Products Fund III
Mid Cap Portfolio — Service Class 2 (12/00)	2002	0.999	0.887	5,310,526
	2001	1.050	0.999	1,727,443

  A-4

  Notes

  In 2002 Van Kampen Life Investment Trust: Government Portfolio acquired all the assets and stated liabilities of Van Kampen Life Investment Trust: Domestic Income Portfolio, so it is no longer available as a funding option.

  The number of units outstanding for the 2001 yearend have been restated to include Annuity Units, where appropriate.

  The date next to each funding option’s name reflects the date money first came into the funding option through the Separate Account.

  Funding options not listed above had no amounts allocated to them or where not available as of December 31, 2002.

  “Number of Units outstanding at end of period” may include units for Contract Owners in payout phase, where appropriate.

  A-5

  APPENDIX B — CONDENSED FINANCIAL INFORMATION

  THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES
  Accumulation Unit Values (in dollars)

  The following tables provide the Accumulation Unit Value information for the variable charge of 1.40% = (Standard Death Benefit without E.S.P.).

  1.25 M&E, .15 Adm = 1.40% Net Expense

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Janus Aspen Series
Balanced Portfolio — Service Shares (5/00)	2002	0.911	0.839	15,615,584
	2001	0.972	0.911	12,635,819

Capital Appreciation Portfolio — Service Shares (7/00)	2002	0.672	0.557	3,211,262
	2001	0.872	0.672	2,849,671

Strategic Value Portfolio — Service Shares (2/01)	2002	0.925	0.699	858,024
	2001	1.024	0.925	749,723

Worldwide Growth Portfolio — Service Shares (5/00)	2002	0.609	0.446	22,039,418
	2001	0.798	0.609	22,841,930

Salomon Brothers Variable Series Fund Inc.
Capital Fund — Class I (5/98)	2002	1.529	1.130	14,322,306
	2001	1.522	1.529	12,398,140
	2000	1.305	1.522	5,750,512
	1999	1.084	1.305	2,802,945
	1998	1.000	1.084	1,220,503

High Yield Bond Fund — Class I (5/98)	2002	1.055	1.116	3,974,358
	2001	1.017	1.055	3,941,691
	2000	1.032	1.017	3,132,176
	1999	0.991	1.032	3,085,254
	1998	1.000	0.991	2,965,625

Investors Fund — Class I (4/98)	2002	1.216	0.923	19,758,109
	2001	1.287	1.216	19,646,073
	2000	1.132	1.287	12,889,045
	1999	1.029	1.132	8,670,638
	1998	1.000	1.029	3,232,444
  B-1

  Accumulation Unit Values (in dollars)

  1.25 M&E, .15 Adm = 1.40% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Small Cap Growth Fund — Class I (5/00)	2002	0.903	0.581	5,433,438
	2001	0.987	0.903	4,642,573

Strategic Bond Fund — Class I (5/98)	2002	1.145	1.229	9,223,742
	2001	1.086	1.145	7,447,350
	2000	1.026	1.086	4,817,402
	1999	1.037	1.026	3,695,681
	1998	1.000	1.037	1,887,776

The Travelers Series Trust
Equity Income Portfolio (12/96)	2002	1.521	1.291	34,048,348
	2001	1.652	1.521	37,812,927
	2000	1.535	1.652	—

Large Cap Portfolio (12/96)	2002	1.459	1.111	27,044,542
	2001	1.790	1.459	34,215,372
	2000	2.123	1.790	—

The Universal Institutional Funds, Inc.
Active International Allocation Portfolio (5/00)	2002	0.724	0.587	2,788,898
	2001	0.917	0.724	2,321,630

Emerging Markets Equity Portfolio (5/98)	2002	0.820	0.737	2,858,356
	2001	0.889	0.820	3,202,246
	2000	1.484	0.889	2,933,453
	1999	0.769	1.484	1,187,791
	1998	1.000	0.769	325,885

Equity Growth Portfolio (5/00)	2002	0.688	0.490	5,699,969
	2001	0.823	0.688	5,808,229

Global Value Equity Portfolio (5/98)	2002	1.025	0.840	8,455,101
	2001	1.000	1.025	8,990,510
	2001	1.118	1.000	—
	2000	1.017	1.118	7,845,996
	1999	0.991	1.017	4,937,653
	1998	1.000	0.991	2,791,215
  B-2

  Accumulation Unit Values (in dollars)

  1.25 M&E, .15 Adm = 1.40% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Mid Cap Growth Portfolio (5/00)	2002	0.600	0.407	7,622,040
	2001	0.861	0.600	7,985,971

Mid Cap Value Portfolio (5/98)	2002	1.288	0.914	11,612,662
	2001	1.348	1.288	12,284,770
	2000	1.235	1.348	9,721,232
	1999	1.042	1.235	5,752,898
	1998	1.000	1.042	3,208,568

Technology Portfolio (5/00)	2002	0.330	0.166	11,141,281
	2001	0.654	0.330	12,911,565
	2000	1.000	0.654	8,223,281

U.S. Real Estate Portfolio (5/98)	2002	1.184	1.158	3,294,235
	2001	1.093	1.184	3,245,254
	2000	0.866	1.093	2,626,035

Value Portfolio (5/98)	2002	1.059	0.813	12,016,877
	2001	1.050	1.059	12,306,001
	2000	0.852	1.050	9,127,020
	1999	0.880	0.852	6,166,448
	1998	1.000	0.880	2,812,523

Van Kampen Life Investment Trust
Comstock Portfolio — Class I Shares (5/99)	2002	1.128	0.898	3,145,076
	2001	1.173	1.128	3,175,023
	2000	0.916	1.173	2,259,815
	1999	1.000	0.916	592,847

Domestic Income Portfolio (6/98)	2002	1.116	1.108	—
	2001	1.029	1.116	3,566,483
	2000	0.983	1.029	3,099,728
	1999	1.013	0.983	2,370,354
	1998	1.000	1.013	922,300

Emerging Growth Portfolio — Class I Shares (5/98)	2002	1.452	0.967	8,168,531
	2001	2.150	1.452	9,617,726
	2000	2.426	2.150	10,070,879
  B-3

  Accumulation Unit Values (in dollars)

  1.25 M&E, .15 Adm = 1.40% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Emerging Growth Portfolio — Class I Shares (continued)	1999	1.204	2.426	4,454,847
	1998	1.000	1.204	1,147,906

Enterprise Portfolio — Class I Shares (5/98)	2002	0.888	0.619	10,974,877
	2001	1.132	0.888	13,325,467
	2000	1.344	1.132	14,493,536
	1999	1.083	1.344	6,294,366
	1998	1.000	1.083	1,807,065

Government Portfolio — Class I Shares (5/98)	2002	1.172	1.266	8,077,581
	2001	1.111	1.172	3,329,608
	2000	1.003	1.111	2,405,941
	1999	1.052	1.003	1,781,637
	1998	1.000	1.052	754,724

Growth and Income Portfolio — Class I Shares (5/98)	2002	1.254	1.057	11,033,781
	2001	1.350	1.254	12,134,238
	2000	1.147	1.350	10,991,961
	1999	1.030	1.147	6,242,006
	1998	1.000	1.030	2,274,752

Money Market Portfolio — Class I Shares (5/98)	2002	1.127	1.125	7,145,521
	2001	1.102	1.127	9,461,724
	2000	1.055	1.102	5,786,461
	1999	1.023	1.055	7,282,651
	1998	1.000	1.023	4,773,944

Variable Insurance Products Fund II
Contrafund® Portfolio — Service Class 2 (5/00)	2002	0.796	0.710	10,767,860
	2001	0.923	0.796	8,215,904

Variable Insurance Products Fund III
Mid Cap Portfolio — Service Class 2 (1/01)	2002	0.999	0.887	4,832,433
	2001	1.050	0.999	1,308,941
	2000	1.000	1.050	—

  B-4

  Notes

  In 2002 Van Kampen Life Investment Trust: Government Portfolio acquired all the assets and stated liabilities of Van Kampen Life Investment Trust: Domestic Income Portfolio, so it is no longer available as a funding option.

  The number of units outstanding for the 2001 yearend have been restated to include Annuity Units, where appropriate.

  The date next to each funding option’s name reflects the date money first came into the funding option through the Separate Account.

  Funding options not listed above had no amounts allocated to them or where not available as of December 31, 2002.

  “Number of Units outstanding at end of period” may include units for Contract Owners in payout phase, where appropriate.

  B-5

  APPENDIX C

  THE FIXED ACCOUNT

  The Fixed Account is part of the Company’s general account assets. These general account assets include all assets of the Company other than those held in the separate accounts sponsored by the Company or its affiliates.

  The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the general account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

  Under the Fixed Account, the Company assumes the risk of investment gain or loss, guarantees a specified interest rate, and guarantees a specified periodic annuity payment. The investment gain or loss of the Separate Account or any of the funding options does not affect the Fixed Account contract value, or the dollar amount of fixed annuity payments made under any payout option.

  We guarantee that, at any time, the Fixed Account contract value will not be less than the amount of the purchase payments allocated to the Fixed Account, plus interest credited as described below, less any applicable premium taxes or prior withdrawals.

  Purchase payments allocated to the Fixed Account and any transfers made to the Fixed Account become part of the Company’s general account, which supports insurance and annuity obligations. The general account and any interest therein is not registered under, or subject to the provisions of, the Securities Act of 1933 or Investment Company Act of 1940. We will invest the assets of the Fixed Account at our discretion. Investment income from such Fixed Account assets will be allocated to us and to the Contracts participating in the Fixed Account.

  Investment income from the Fixed Account allocated to us includes compensation for mortality and expense risks borne by us in connection with Fixed Account Contracts. The amount of such investment income allocated to the Contracts will vary from year to year in our sole discretion at such rate or rates as we prospectively declare from time to time.

  We guarantee the initial rate for any allocations into the Fixed Account for one year from the date of such allocation. We guarantee subsequent renewal rates for the calendar quarter. We also guarantee that for the life of the Contract we will credit interest at not less than 3% per year. We will determine any interest we credit to amounts allocated to the Fixed Account in excess of 3% per year in our sole discretion. You assume the risk that interest credited to the Fixed Account may not exceed the minimum guarantee of 3% for any given year.

  Transfers

  You may make transfers from the Fixed Account to any other available variable funding option(s) twice a year during the 30 days following the semiannual anniversary of the contract date. We limit transfers to an amount of up to 15% of the Fixed Account contract value on the semiannual contract date anniversary. (This restriction does not apply to transfers under the Dollar Cost Averaging Program.) Amounts previously transferred from the Fixed Account to variable funding options may not be transferred back to the Fixed Account for a period of at least six months from the date of transfer. We reserve the right to waive either of these restrictions.

  Automated transfers from the Fixed Account to any of the variable funding options may begin at any time. Automated transfers from the Fixed Account may not deplete your Fixed Account value in a period of less than twelve months from your enrollment in the Dollar Cost Averaging Program.

  C-1

  APPENDIX D

  CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

  The Statement of Additional Information contains more specific information and financial statements relating to The Travelers Insurance Company or The Travelers Life and Annuity Company. A list of the contents of the Statement of Additional Information is set forth below:

        The Insurance Company
        Principal Underwriter
        Distribution and Principal Underwriting Agreement
        Valuation of Assets
        Performance Information
        Federal Tax Considerations
        Independent Accountants
        Financial Statements

  _______________________________________________________________________________________________

  Copies of the Statement of Additional Information dated May 1, 2003 are available without charge. To request a copy, please clip this coupon on the line above, enter your name and address in the spaces provided below, and mail to: The Travelers Insurance Company, Annuity Investor Services, One Cityplace, Hartford, Connecticut 06103-3415. The Travelers Insurance Company Statement of Additional Information is printed on Form L-20686S, and The Travelers Life and Annuity Statement of Additional Information is printed on Form L-20687S.

Name:
Address:

L-21249	May 1, 2003

  Travelers Premier Advisers Annuity Prospectus:

  The Travelers Fund ABD For Variable Annuities
  The Travelers Fund ABD II For Variable Annuities

  This prospectus describes Travelers Premier Advisers Annuity, a flexible premium deferred variable annuity contract (the “Contract”) issued by The Travelers Insurance Company or The Travelers Life and Annuity Company. Refer to the first page of your Contract for the name of your issuing company. The Contract is available in connection with certain retirement plans that qualify for special federal income tax treatment (“Qualified Contracts”) as well as those that do not qualify for such treatment (“Nonqualified Contracts”). We may issue it as an individual contract or as a group contract. When we issue a group contract, you will receive a certificate summarizing the Contract’s provisions. For convenience, we refer to Contracts and certificates as “Contracts.”

  You can choose to have your premium (“Purchase Payments”) accumulate on a variable and/or a fixed basis in one of our funding options. Your Contract Value before the Maturity Date and the amount of monthly income afterwards will vary daily to reflect the investment experience of the Variable Funding Options you select. You bear the investment risk of investing in the Variable Funding Options. The Variable Funding Options are:

Janus Aspen Series	The Universal Institutional Funds, Inc. (continued)
Balanced Portfolio — Service Shares	Global Value Equity Portfolio, Class I
Capital Appreciation Portfolio — Service Shares	Mid Cap Growth Portfolio, Class I
Mid Cap Value Portfolio — Service Shares	Technology Portfolio, Class I
Worldwide Growth Portfolio — Service Shares	U.S. Mid Cap Core Portfolio, Class I(2)
Salomon Brothers Variable Series Funds Inc.	U.S. Real Estate Securities Portfolio, Class I
All Cap Fund — Class I(1)	Value Portfolio, Class I
High Yield Bond Fund — Class I	Van Kampen Life Investment Trust
Investors Fund — Class I	Comstock Portfolio Class II Shares
Small Cap Growth Fund — Class I	Emerging Growth Portfolio Class II Shares
Strategic Bond Fund — Class I	Enterprise Portfolio Class II Shares
The Travelers Series Trust	Government Portfolio Class II Shares
Equity Income Portfolio	Growth and Income Portfolio Class II Shares
Large Cap Portfolio	Money Market Portfolio Class II Shares
The Universal Institutional Funds, Inc.	Variable Insurance Products Fund II
Active International Allocation Portfolio, Class I	Contrafund® Portfolio — Service Class 2
Emerging Markets Equity Portfolio, Class I	Variable Insurance Products Fund III
Equity Growth Portfolio, Class I	Mid Cap Portfolio — Service Class 2

  ______________

(1)	Formerly Capital Fund — Class I

(2)	Formerly Mid Cap Value Portfolio — Class I

  The Contract, certain contract features and/or some of the funding options may not be available in all states.

  This prospectus provides the information that you should know before investing in the Contract. You can receive additional information about your Contract by requesting a copy of the Statement of Additional Information (“SAI”) dated May 1, 2003. We filed the SAI with the Securities and Exchange Commission (“SEC”), and it is incorporated by reference into this prospectus. To request a copy, write to The Travelers Insurance Company, Annuity Investor Services, One Cityplace, Hartford, Connecticut 06103-3415, call 1-800-599-9460 or access the SEC’s website (http://www.sec.gov). See Appendix D for the SAI’s table of contents.

  Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

  Variable annuity contracts are not deposits of any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

  Prospectus dated May 1, 2003

Glossary	3	Fixed Annuity	27
Summary	5	Payment Options	27
Fee Table	8	Election of Options	27
Condensed Financial Information	12	Annuity Options	27
The Annuity Contract	12	Income Options	28
Contract Owner Inquiries	12	Variable Liquidity Benefit	28
Purchase Payments	12	Miscellaneous Contract Provisions	29
Accumulation Units	13	Right to Return	29
The Variable Funding Options	13	Termination	29
The Fixed Account	16	Required Reports	29
Charges and Deductions	16	Suspension of Payments.	29
General	16	The Separate Accounts	29
Withdrawal Charge	17	Performance Information	30
Free Withdrawal Allowance	17	Federal Tax Considerations	31
Administrative Charges	17	Non-Resident Aliens	31
Mortality and Expense Risk Charge	18	General Taxation of Annuities.	31
Variable Liquidity Benefit Charge	18	Types of Contracts: Qualified or
E.S.P. Charge	18	Nonqualified	31
Variable Funding Option Expenses	18	Nonqualified Annuity Contracts	31
Premium Tax	18	Puerto Rico Tax Considerations	32
Changes in Taxes Based Upon		Qualified Annuity Contracts	32
Premium or Value	18	Penalty Tax for Premature Distributions	32
Transfers	19	Diversification Requirements for Variable
Dollar Cost Averaging	19	Annuities	32
Access to Your Money	20	Ownership of the Investments	33
Systematic Withdrawals	21	Mandatory Distributions for Qualified Plans	33
Loans	21	Taxation of Death Benefit Proceeds	33
Ownership Provisions	21	Other Information	33
Types of Ownership	21	The Insurance Companies	33
Contract Owner	21	Financial Statements	33
Beneficiary	21	Distribution of Variable Annuity Contracts	34
Annuitant	22	Conformity with State and Federal Laws	34
Contingent Annuitant	22	Voting Rights	34
Death Benefit	22	Legal Proceedings and Opinions	34
Death Proceeds Before the Maturity Date	22	Appendix A: Condensed Financial Information
E.S.P.	23	for The Travelers Insurance Company:
Payment of Proceeds	24	Fund ABD	A-1
Beneficiary Contract Continuance	25	Appendix B: Condensed Financial Information
Planned Death Benefit	25	for The Travelers Life and Annuity Company:
Death Proceeds After the Maturity Date	26	Fund ABD II	B-1
The Annuity Period	26	Appendix C: The Fixed Account	C-1
Maturity Date	26	Appendix D: Contents of the Statement of
Allocation of Annuity	26	Additional Information	D-1
Variable Annuity	26

  2

  Glossary

  Accumulation Unit — an accounting unit of measure used to calculate the value of this contract before Annuity Payments begin.

  Annuitant — the person on whose life the Maturity Date and Annuity Payments depend.

  Annuity Payments — a series of periodic payments (a) for life; (b) for life with a minimum number of payments; (c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor; or (d) for a fixed period.

  Annuity Unit — an accounting unit of measure used to calculate the amount of Annuity Payments.

  Cash Surrender Value — the Contract Value less any withdrawal charge and premium tax not previously deducted.

  Code — the Internal Revenue Code of 1986, as amended, and all related laws and regulations that are in effect during the term of this Contract.

  Contingent Annuitant — the individual who becomes the Annuitant when the Annuitant who is not the owner dies prior to the Maturity Date.

  Contract Date — the date on which the Contract is issued.

  Contract Owner (you) — the person named in the Contract (on the specifications page) as the owner of the Contract.

  Contract Value — Purchase Payments, plus or minus any investment experience on the amounts allocated to the variable funds or interest on amounts allocated to the Fixed Account, adjusted by any applicable charges and withdrawals.

  Contract Years — twelve month periods beginning with the Contract Date.

  Death Report Date — the day on which we have received 1) Due Proof of Death and 2) written payment instructions or election of spousal or beneficiary contract continuation.

  Due Proof of Death — (i) a copy of a certified death certificate; (ii) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; (iii) a written statement by a medical doctor who attended the deceased; or (iv) any other proof satisfactory to us.

  Fixed Account — an account that consists of all of the assets under this contract other than those in the Separate Account.

  Home Office — the Home Office of The Travelers Insurance Company or The Travelers Life and Annuity Company or any other office that we may designate for the purpose of administering this Contract.

  Maturity Date — the date on which the Annuity payments are to begin.

  Payment Option — an annuity or income option elected under your Contract.

  Purchase Payment — any premium paid by you to initiate or supplement this Contract.

  Qualified Contract — a contract used in a retirement plan or program that is intended to qualify under Sections 401, 403, 408, or 414(d) of the Code.

  Separate Account — a segregated account registered with the Securities and Exchange Commission (“SEC”), the assets of which are invested solely in the Variable Funding Options. The assets of the Separate Account are held exclusively for the benefit of Contract Owners.

  Subaccount — that portion of the assets of a Separate Account that is allocated to a particular Variable Funding Option.

  Underlying Fund — a portfolio of an open-end management investment company that is registered with the SEC in which the Subaccounts invest.

  3

  Valuation Date — a date on which a Subaccount is valued.

  Valuation Period — the period between successive valuations.

  Variable Funding Option — an investment option that, through a Subaccount of the Separate Account, invests in an Underlying Fund.

  We, us, our — The Travelers Insurance Company or The Travelers Life and Annuity Company.

  Written Request — written information sent to us in a form and content satisfactory to us and received at our Home Office.

  You, your — the Contract Owner.

  4

  Summary:
  Travelers Premier Advisers Annuity

  This summary details some of the more important points that you should know and consider before purchasing the Contract. Please read the entire prospectus carefully.

  What company will issue my Contract? Your issuing company is either The Travelers Insurance Company or The Travelers Life and Annuity Company, (“the Company,” “We” or “Us”). Refer to your Contract for the name of your issuing company. Each company sponsors its own segregated asset account (“Separate Account”). The Travelers Insurance Company sponsors the Travelers Fund ABD for Variable Annuities (“Fund ABD”); The Travelers Life and Annuity Company sponsors the Travelers Fund ABD II for Variable Annuities (“Fund ABD II”). When we refer to the Separate Account, we are referring to either Fund ABD or Fund ABD II, depending upon your issuing Company.

  You may only purchase a Contract in states where the Contract has been approved for sale. The Contract may not currently be available for sale in all states.

  Can you give me a general description of the Contract? We designed the Contract for retirement savings or other long-term investment purposes. The Contract provides a death benefit as well as guaranteed payout options. You direct your payment(s) to one or more of the Variable Funding Options and/or to the Fixed Account that is part of our general account (the “Fixed Account”). We guarantee money directed to the Fixed Account as to principal and interest. The Variable Funding Options are designed to produce a higher rate of return than the Fixed Account; however, this is not guaranteed. You can also lose money in the Variable Funding Options.

  The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the payout phase (annuity period). During the accumulation phase generally, under a Qualified Contract, your pre-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal, presumably when you are in a lower tax bracket. During the accumulation phase, under a Nonqualified Contract, earnings on your after-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The payout phase occurs when you begin receiving payments from your Contract. The amount of money you accumulate in your Contract determines the amount of income (Annuity Payments) you receive during the payout phase.

  During the payout phase, you may choose one of a number of annuity options. You may receive income payments from the Variable Funding Options and/or the Fixed Account. If you elect variable income payments, the dollar amount of your payments may increase or decrease. Once you choose one of the annuity options or income options and begin to receive payments, it cannot be changed.

  Who should purchase this Contract? The Contract is currently available for use in connection with (1) individual nonqualified purchases; (2) rollovers from Individual Retirement Annuities (IRAs); (3) rollovers from other qualified retirement plans and (4) beneficiary-directed transfers of death proceeds from another contract. Qualified contracts include contracts qualifying under Section 401(a), 403(b), or 408(b) of the Internal Revenue Code of 1986, as amended. Purchase of this Contract through a tax qualified retirement plan (“Plan”) does not provide any additional tax deferral benefits beyond those provided by the Plan. Accordingly, if you are purchasing this Contract through a Plan, you should consider purchasing this Contract for its Death Benefit, Annuity Option Benefits, and other non-tax-related benefits.

  Can I exchange my current annuity contract for this Contract? The Code generally permits you to exchange one annuity contract for another in a “tax-free exchange.” Therefore, you can transfer the proceeds from another annuity contract to purchase this Contract. Before making an exchange to acquire this Contract, you should carefully compare this Contract to your current contract. You may have to pay a surrender charge under your current contract to exchange it for this Contract, and this Contract has its own surrender charges that would apply to you. The other fees and charges under this Contract may be higher or lower and the benefits may be different than those of your current contract. In addition, you may have to pay federal income or penalty taxes on the exchange if it does not qualify for tax-free treatment. You should not exchange another contract for this Contract unless you determine, after evaluating all the facts, the exchange is in your best interests. Remember that the person selling you the Contract generally will earn a commission on the sale.

  5

  You may purchase the Contract with an initial payment of at least $5000. You may make additional payments of at least $500 at any time during the accumulation phase. No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death proceeds.

  Is there a right to return period? If you cancel the Contract within twenty days after you receive it, you will receive a full refund of your Contract Value plus any Contract charges and premium taxes you paid (but not fees and charges assessed by the Underlying Funds). Where state law requires a different right to return period, or the return of Purchase Payments, the Company will comply. You bear the investment risk on the Purchase Payment allocated to a Variable Funding Option during the right to return period; therefore, the Contract Value we return may be greater or less than your Purchase Payment.

  If you purchased your Contract as an Individual Retirement Annuity, and you return it within the first seven days after delivery, or longer if your state law permits, we will refund your full Purchase Payment. During the remainder of the right to return period, we will refund your Contract Value (including charges we assessed). We will determine your Contract Value at the close of business on the day we receive a Written Request for a refund.

  Can you give a general description of the Variable Funding Options and how they operate? The Variable Funding Options represent Subaccounts of The Separate Account. At your direction, the Separate Account, through its Subaccounts, uses your Purchase Payments to purchase units of one or more of the Underlying Funds that holds securities consistent with its own investment policy. Depending on market conditions, you may make or lose money in any of these Variable Funding Options.

  You can transfer among the Variable Funding Options as frequently as you wish without any current tax implications. Currently there is no limit to the number of transfers allowed. We may, in the future, limit the number of transfers allowed. At a minimum, we would always allow one transfer every six months. We reserve the right to restrict transfers that we determine will disadvantage other Contract Owners. You may transfer between the Fixed Account and the Variable Funding Options twice a year (during the 30 days after the six-month Contract Date anniversary), provided the amount is not greater than 15% of the Fixed Account value on that date.

  What expenses will be assessed under the Contract? The Contract has insurance features and investment features, and there are costs related to each. We deduct an administrative expense charge and a mortality and expense risk (“M&E”) charge daily from amounts you allocate to the Separate Account. We deduct the administrative expense charge at an annual rate of 0.15% and deduct the M&E at an annual rate of 1.25%. For Contracts with a value of less than $40,000, we also deduct an annual contract administrative charge of $30. Each Underlying Fund also charges for management costs and other expenses.

  We will apply a withdrawal charge to withdrawals from the Contract, and will calculate it as a percentage of the Purchase Payments. The maximum percentage is 6%, decreasing to 0% in years eight and later.

  If you select the Enhanced Stepped-Up Provision (“E.S.P.”), an additional 0.20% annually will be deducted from amounts in the Variable Funding Options. This provision is not available to a customer when either the Annuitant or owner is age 76 or older on the rider effective date.

  If the Variable Liquidity Benefit is selected, there is a maximum surrender charge of 6% of the amounts withdrawn. Please refer to The Annuity Period for a description of this benefit.

  How will my Purchase Payments and withdrawals be taxed? Generally, the payments you make to a Qualified Contract during the accumulation phase are made with before-tax dollars. Generally, you will be taxed on your Purchase Payments and on any earnings when you make a withdrawal or begin receiving Annuity Payments. Under a Nonqualified Contract, payments to the Contract are made with after-tax dollars, and earnings will generally accumulate tax-deferred. You will be taxed on these earnings when they are withdrawn from the Contract. If you are younger than 591/2 when you take money out, you may be charged a 10% federal penalty tax on the amount withdrawn.

  For owners of Qualified Contracts, if you reach a certain age, you may be required by federal tax laws to begin receiving payments from your annuity or risk paying a penalty tax. In those cases, we can calculate and pay you the minimum required distribution amounts.

  6

  How may I access my money? You can take withdrawals any time during the accumulation phase. Withdrawal charges may apply, as well as income taxes, and/or a penalty tax on amounts withdrawn.

  What is the death benefit under the Contract? You may choose to purchase the Standard or Enhanced Death Benefit. The death benefit applies upon the first death of the Contract Owner, joint owner, or Annuitant. Assuming you are the Annuitant, the death benefit is as follows: If you die before the Contract is in the payout phase, the person you have chosen as your beneficiary will receive a death benefit. You may also choose to purchase the Enhanced Stepped-Up Provision, which, for a fee, may increase the amount of the death benefit. We calculate the death benefit value at the close of the business day on which our Home Office receives (1) Due Proof of Death and (2) written payment instructions or the election of spousal contract continuance or beneficiary contract continuance. Please refer to the Death Benefit section in the prospectus for more details.

  Where may I find out more about Accumulation Unit values? The Condensed Financial Information in Appendix A or Appendix B to this prospectus provides more information about Accumulation Unit values.

  Are there any additional features? This Contract has other features you may be interested in. These include:

      Dollar Cost Averaging. This is a program that allows you to invest a fixed amount of money in Variable Funding Options each month, theoretically giving you a lower average cost per unit over time than a single one-time purchase. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.
      Systematic Withdrawal Option. Before the Maturity Date, you can arrange to have money sent to you at set intervals throughout the year. Of course, any applicable income and penalty taxes will apply on amounts withdrawn. Withdrawals in excess of the annual free withdrawal allowance may be subject to a withdrawal charge.
      Automatic Rebalancing. You may elect to have the Company periodically reallocate the values in your Contract to match the rebalancing allocation selected.
      Enhanced Stepped-Up Provision (“E.S.P.”). For an additional charge, the total death benefit payable may be increased based on the earnings in your Contract
      Beneficiary Contract Continuance (not permitted for non-natural beneficiaries). If you die before the Maturity Date, and if the value of any beneficiary’s portion of the death benefit is between $20,000 and $1,000,000 as of the date of your death, that beneficiary(s) may elect to continue his/her portion of the Contract rather than have the death benefit paid to the beneficiary.
  7

  FEE TABLE

  The purpose of this Fee Table is to assist Contract Owners in understanding the various costs and expenses that you will bear, directly or indirectly, if you purchase this Contract. See Charges and Deductions in this prospectus for additional information. Expenses shown do not include premium taxes, which may be applicable. Each Variable Funding Option purchases shares of the Underlying Fund at net asset value. The net asset value already reflects the deduction of each Underlying Fund’s Total Operating Expenses as shown in the table below; therefore, you are indirectly bearing the costs of Underlying Fund expenses.

  We receive payments or offsets from some of the Underlying Funds, their affiliates or service providers for providing administrative or other services for a fund. These payments vary in amount and currently we receive payments at an annual rate of up to 0.50% of the average net amount invested in an Underlying Fund on behalf of the Separate Accounts. These payments by the funds do not result in any charge to you in addition to the Total Annual Operating Expenses disclosed below for each fund.

  Transaction Expenses

  Withdrawal Charge

  (as a percentage of the Purchase Payments withdrawn)

Years Since Purchase Payment Made

Greater than or Equal To	But less than	Withdrawal Charge

0 years	2 years	6%
2 years	4 years	5%
4 years	5 years	4%
5 years	6 years	3%
6 years	7 years	2%
7+ years	0%

  Contract Administrative Charges

Annual Contract Administrative Charge	$30
(waived if Contract Value is $40,000 or more)

  Annual Separate Account Charges:

  (as a percentage of the average daily net assets of the Separate Account)

  We will assess a maximum mortality and expense risk charge (“M & E”) of 1.25% and a maximum administrative expense charge of 0.15% on all contracts. In addition, there is a 0.20% charge for E.S.P., an optional feature. Below is a summary of all charges that may apply, depending on the features you select:

Mortality and Expense Risk Charge	1.25%
Administrative Expense Charge	0.15%
Total with No Optional Features Selected	1.40%
Total with E.S.P. elected	1.60%
  8

  Variable Funding Option Expenses:

  The first table below shows the minimum and maximum fees and expenses charged by any of the Funds as of December 31, 2002. The second table shows each Fund’s fees and expenses as of December 31, 2002. This information was provided by the Funds and we have not independently verified it. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

  Minimum and Maximum Total Annual Fund Operating Expenses as of December 31, 2002

	Minimum (before reimbursement)	Maximum (before reimbursement)

Total Annual Fund Operating Expenses	0.84%	1.98%

  Fund Fees and Expenses as of December 31, 2002
  (as a percentage of average daily net assets of the funding option as of December 31, 2002, unless otherwise noted)

Funding Options:	Management Fee (before expense reimbursement)	Distribution and/or Service Fees (12b-1)	Other Expenses (before expense reimbursement)	Total Annual Operating Expenses (before expense reimbursement)#

Janus Aspen Series
Balanced Portfolio — Service Shares*	0.65%	0.25%	0.02%	0.92%(1)
Capital Appreciation Portfolio — Service Shares*	0.65%	0.25%	0.02%	0.92%(1)
Mid Cap Value Portfolio — Service Shares*	0.65%	0.25%	0.44%	1.34%(2)
Worldwide Growth Portfolio — Service Shares*	0.65%	0.25%	0.05%	0.95%(1)
Salomon Brothers Variable Series Funds Inc.
All Cap Fund — Class I	0.85%	—	0.12%	0.97%
High Yield Bond Fund — Class I	0.75%	—	0.77%	1.52%(4)
Investors Fund — Class I	0.70%	—	0.11%	0.81%(3)
Small Cap Growth Fund — Class I	0.75%	—	0.55%	1.30%
Strategic Bond Fund — Class I	0.75%	—	0.26%	1.01%(4)
The Travelers Series Trust
Equity Income Portfolio	0.75%	—	0.09%	0.84%(5)
Large Cap Portfolio	0.75%	—	0.10%	0.85%(6)
The Universal Institutional Funds, Inc.
Active International Allocation Portfolio, Class I	0.80%	—	1.18%	1.98%(7)
Emerging Markets Equity Portfolio, Class I	1.25%	—	0.68%	1.93%(7)
Equity Growth Portfolio, Class I	0.55%	—	0.40%	0.95%(7)
Global Value Equity Portfolio, Class I	0.80%	—	0.47%	1.27%(7)
Mid Cap Growth Portfolio, Class I	0.75%	—	0.53%	1.28%(7)
Technology Portfolio, Class I	0.80%	—	0.49%	1.29%(7)
U.S. Mid Cap Core Portfolio, Class I	0.75%	—	0.37%	1.12%(7)
U.S. Real Estate Securities Portfolio, Class I	0.80%	—	0.32%	1.12%(7)
Value Portfolio, Class I	0.55%	—	0.41%	0.96%(7)
Van Kampen Life Investment Trust
Comstock Portfolio Class II Shares*	0.60%	0.25%	0.09%	0.94%
Emerging Growth Portfolio Class II Shares*	0.70%	0.25%	0.08%	1.03%
Enterprise Portfolio Class II Shares*	0.50%	0.25%	0.17%	0.92%(8)
Government Portfolio Class II Shares*	0.50%	0.25%	0.18%	0.93%(9)
Growth and Income Portfolio Class II Shares*	0.60%	0.25%	0.11%	0.96%
Money Market Portfolio Class II Shares*	0.50%	0.25%	0.21%	0.96%(10)
  9

Funding Options:	Management Fee (before expense reimbursement)	Distribution and/or Service Fees (12b-1)	Other Expenses (before expense reimbursement)	Total Annual Operating Expenses (before expense reimbursement)#

Variable Insurance Products Fund II
Contrafund® Portfolio — Service Class 2*	0.58%	0.25%	0.10%	0.93%(11)
Variable Insurance Products Fund III
Mid Cap Portfolio — Service Class 2*	0.58%	0.25%	0.12%	0.95%(12)

  ______________

*	The 12b-1 fees deducted from these classes cover certain distribution, shareholder support and administrative services provided by intermediaries (the insurance company, broker dealer or other service provider).

†	Closed to new investors.

#	Expense reimbursements and waivers that are voluntary may be terminated at any time.

  Notes

(1)	Expenses for all Portfolios are based upon expenses for the year ended December 31, 2002. Expenses are stated both with and without contractual waivers by Janus Capital. Waivers, if applicable, are first applied against the management fee and then against other expenses, and will continue until at least the next annual renewal of the advisory agreements. All expenses are shown without the effect of any expense offset arrangements.

(2)	Since the Portfolio did not commence operations until on or after December 31, 2002 “Other Expenses” are based upon estimated expenses the Portfolio expects to incur during it’s initial fiscal year. Included in Other Expenses is a service fee of 0.10% of the average daily net assets to compensate Janus Services for providing, or arranging for the provision of recordkeeping, subaccounting and administrative services to retirement or pension plan participants, variable contract owners or other underlying investors investing through institutional channels.

(3)	As a result of a voluntary expense limitation, expense ratios will not exceed 1.00%.

(4)	Management fee includes an administration fee. Fund has a voluntary expense cap of 1.00%.

(5)	Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s custodian expenses. These offsets may be discontinued at any time. Including such reductions, Total Annual Operating expenses for the Equity Income Portfolio were 0.78%.

(6)	Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s custodian expenses. These offsets may be discontinued at any time. Including such reductions, Total Annual Operating expenses for the Large Cap Portfolio were 0.81%.

(7)	The total net operating expenses has been reduced to reflect the waiver of a portion or all of the management fee and the reimbursement by the portfolio’s Adviser to the extent the total operating expenses exceed the following percentage: Active International Allocation Portfolio 1.15%, Emerging Markets Equity Portfolio 1.81%, Equity Growth Portfolio 0.85%, Global Value Equity Portfolio 1.15%, Mid Cap Growth Portfolio 1.05%, Small Company Growth Portfolio 1.20%, Technology Portfolio 1.15%, U.S. Mid Cap Core Portfolio 1.05%, U.S. Real Estate Securities Portfolio 1.10% and Value Portfolio 0.85%.

(8)	If certain expenses had not been assumed by Van Kampen, Total Annual Operating Expenses for the Enterprise Portfolio Class II would have been 0.85%.

(9)	If certain expenses had not been assumed by Van Kampen, Total Annual Operating Expenses for the Government Portfolio Class II would have been 0.85%.

(10)	If certain expenses had not been assumed by Van Kampen, Total Annual Operating Expenses for the Money Market Portfolio Class II would have been 0.85%.

(11)	Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s custodian expenses. These offsets may be discontinued at any time. Including such reductions, Total Annual Operating expenses for the Fidelity VIP Contrafund Portfolio — Service Class 2 were 0.90%.

(12)	Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s custodian expenses. These offsets may be discontinued at any time. Including such reductions, Total Annual Operating expenses for the Fidelity VIP Mid Cap Portfolio — Service Class 2 were 0.88%.

  10

  Examples

  These examples show what your costs would be under certain hypothetical situations. The examples do not represent past or future expenses. Your actual expenses may be more or less than those shown. We base examples on the annual expenses of the Underlying Funds for the year ended December 31, 2002. The examples are based on the Funds’ Total Annual Operating Expenses before reimbursement, and do not reflect any waivers or reimbursements. If you have selected Variable Funding Options that have voluntarily or contractually agreed to limit the Total Annual Operating Expenses, your expenses may be lower.

  You would pay the following expenses on a $10,000 investment, assuming a 5% annual return on assets and the maximum charges reflected in the expense table above. If you do not elect E.S.P., your expenses will be lower. The examples also reflect the annual contract administrative charge.

	If Contract is surrendered at the end of period shown:				If Contract is NOT surrendered or annuitized at the end of period shown

Funding Option	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years

Janus Aspen Series
Balanced Portfolio — Service Shares	858	1292	1752	2879	258	792	1352	2879
Capital Appreciation Portfolio — Service Shares	858	1292	1752	2879	258	792	1352	2879
Mid Cap Value Portfolio — Service Shares	899	1417	1959	3284	299	917	1559	3284
Worldwide Growth Portfolio — Service Shares	861	1301	1767	2909	261	801	1367	2909
Salomon Brothers Variable Series Funds Inc.
All Cap Fund — Class I	863	1307	1777	2928	263	807	1377	2928
High Yield Bond Fund — Class I	917	1470	2047	3452	317	970	1647	3452
Investors Fund — Class I	847	1259	1698	2770	247	759	1298	2770
Small Cap Growth Fund — Class I	895	1405	1940	3246	295	905	1540	3246
Strategic Bond Fund — Class I	867	1319	1797	2968	267	819	1397	2968
The Travelers Series Trust
Equity Income Portfolio	850	1268	1713	2800	250	768	1313	2800
Large Cap Portfolio	851	1271	1717	2810	251	771	1317	2810
The Universal Institutional Funds, Inc.
Active International Allocation Portfolio, Class I	963	1604	2266	3866	363	1104	1866	3866
Emerging Markets Equity Portfolio, Class I	958	1589	2242	3822	358	1089	1842	3822
Equity Growth Portfolio, Class I	861	1301	1767	2909	261	801	1367	2909
Global Value Equity Portfolio, Class I	892	1396	1925	3218	292	896	1525	3218
Mid Cap Growth Portfolio, Class I	893	1399	1930	3227	293	899	1530	3227
Technology Portfolio, Class I	894	1402	1935	3237	294	902	1535	3237
U.S. Mid Cap Core Portfolio, Class I	878	1351	1851	3074	278	851	1451	3074
U.S. Real Estate Securities Portfolio, Class I	878	1351	1851	3074	278	851	1451	3074
Value Portfolio, Class I	862	1304	1772	2919	262	804	1372	2919
  11

	If Contract is surrendered at the end of period shown:				If Contract is NOT surrendered or annuitized at the end of period shown

Funding Option	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years

Van Kampen Life Investment Trust
Comstock Portfolio Class II Shares	860	1298	1762	2899	260	798	1362	2899
Emerging Growth Portfolio Class II Shares	869	1325	1807	2987	269	825	1407	2987
Enterprise Portfolio Class II Shares	858	1292	1752	2879	258	792	1352	2879
Government Portfolio Class II Shares	859	1295	1757	2889	259	795	1357	2889
Growth and Income Portfolio Class II Shares	862	1304	1772	2919	262	804	1372	2919
Money Market Portfolio Class II Shares	862	1304	1772	2919	262	804	1372	2919
Variable Insurance Products Fund II
Contrafund® Portfolio — Service Class 2	859	1295	1757	2889	259	795	1357	2889
Variable Insurance Products Fund III
Mid Cap Portfolio — Service Class 2	861	1301	1767	2909	261	801	1367	2909

  CONDENSED FINANCIAL INFORMATION

  See Appendices A and B.

  THE ANNUITY CONTRACT

  Travelers Premier Advisers Annuity is a contract between the Contract Owner (“you”) and the Company. This is the prospectus — it is not the Contract. The prospectus highlights many contract provisions to focus your attention on the Contract’s essential features. Your rights and obligations under the Contract will be determined by the language of the Contract itself. When you receive your Contract, we suggest you read it promptly and carefully. There may be differences in your Contract from the descriptions in this prospectus because of the requirements of the state where we issued your Contract. We will include any such differences in your Contract.

  You make Purchase Payments to us and we credit them to your Contract. We promise to pay you an income, in the form of Annuity Payments, beginning on a future date that you choose, the Maturity Date. The Purchase Payments accumulate tax deferred in the funding options of your choice. We offer multiple Variable Funding Options. We may also offer a Fixed Account option. The Contract Owner assumes the risk of gain or loss according to the performance of the Variable Funding Options. The Contract Value is the amount of Purchase Payments, plus or minus any investment experience on the amounts you allocate to the Separate Account (“Separate Account Contract Value”) or interest on the amounts you allocate to the Fixed Account (“Fixed Account Contract Value”). The Contract Value also reflects all withdrawals made and charges deducted. There is generally no guarantee that at the Maturity Date the Contract Value will equal or exceed the total Purchase Payments made under t he Contract. The date the Contract and its benefits become effective is referred to as the Contract Date. Each 12-month period following the Contract Date is called a Contract Year.

  Certain changes and elections must be made in writing to the Company. Where the term “Written Request” is used, it means that you must send written information to our Home Office in a form and content satisfactory to us.

  Contract Owner Inquiries

  Any questions you have about your Contract should be directed to our Home Office at 1-800-599-9460.

  Purchase Payments

  Your initial Purchase Payment is due and payable before the Contract becomes effective. The initial Purchase Payment must be at least $5,000. You may make additional payments of at least $500 at any time. No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death benefit proceeds. Under certain circumstances, we may waive the minimum Purchase Payment requirement. Purchase Payments over $1,000,000 may be made only with our prior consent.

  12

  We will apply the initial Purchase Payment less any applicable premium tax (net Purchase Payment) within two business days after we receive it in good order at our Home Office. We will credit subsequent Purchase Payments to a Contract on the same business day we receive it, if it is received in good order by our Home Office by 4:00 p.m. Eastern time. A business day is any day that the New York Stock Exchange is open for regular trading (except when trading is restricted due to an emergency as defined by the Securities and Exchange Commission).

  Accumulation Units

  The period between the Contract Date and the Maturity Date is the Accumulation Period. During the Accumulation Period, an Accumulation Unit is used to calculate the value of a Contract. An Accumulation Unit works like a share of a mutual fund. Each Variable Funding Option has a corresponding Accumulation Unit value. The Accumulation Units are valued each business day and their values may increase or decrease from day to day. The number of Accumulation Units we will credit to your Contract once we receive a Purchase Payment is determined by dividing the amount directed to each Variable Funding Option by the value of its Accumulation Unit. We calculate the value of an Accumulation Unit for each Variable Funding Option each day the New York Stock Exchange is open. The values are calculated as of 4:00 p.m. Eastern time. After the value is calculated, we credit your Contract. During the Annuity Period (i.e., after the Maturity Date), you are credited with Annuity Units.

  The Variable Funding Options

  You choose the Variable Funding Options to which you allocate your Purchase Payments. These Variable Funding Options are Subaccounts of the Separate Account. The Subaccounts invest in the Underlying Funds. You are not investing directly in the Underlying Fund. Each Underlying Fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These Underlying Funds are not publicly traded and are offered only through variable annuity and variable life insurance products. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the Underlying Fund, and Contract Owners should not compare the two.

  You will find detailed information about the funds and their inherent risks in the current fund prospectuses for the Underlying Funds. Since each option has varying degrees of risk, please read the prospectuses carefully. There is no assurance that any of the Underlying Funds will meet its investment objectives. Contact your registered representative or call 1-800-842-9406 to request additional copies of the prospectuses.

  If any of the Underlying Funds become unavailable for allocating Purchase Payments, or if we believe that further investment in an Underlying Fund is inappropriate for the purposes of the Contract, we may substitute another funding option. However, we will not make any substitutions without notifying you and obtaining any state and SEC approval, if necessary. From time to time we may make new funding options available.

  The current Variable Funding Options are listed below, along with their investment advisers and any subadviser:

Funding Option	Investment Objective	Investment Adviser/Subadviser

Janus Aspen Series
Balanced Portfolio — Service Shares	Seeks long term capital growth, consistent with preservation of capital and balanced by current income. The Fund normally invests in common stocks selected for their growth potential and other securities selected for their income potential.	Janus Capital Corp. (“Janus Capital”)
Capital Appreciation Portfolio — Service Shares	Seeks long-term growth of capital. The Fund normally invests in common stocks selected for their growth potential.	Janus Capital
Mid Cap Value Portfolio — Service Shares	Seeks capital appreciation. The Fund normally invests in common stocks of mid-sized companies believed to be undervalued.
Worldwide Growth Portfolio — Service Shares	Seeks growth of capital in a manner consistent with the preservation of capital. The Fund normally invests in the common stocks of companies of any size throughout the world.	Janus Capital

  13

Funding Option	Investment Objective	Investment Adviser/Subadviser

Salomon Brothers Variable Series Funds Inc.
All Cap Fund — Class I	Seeks capital appreciation. The Fund normally invests in common stocks and their equivalents of companies believed to be undervalued in the marketplace.	Salomon Brothers Asset Management (“SBAM”)
High Yield Bond Fund — Class I	Seeks total return consistent with the preservation of capital. The Fund normally invests in high yield fixed-income securities issued by U.S. and foreign corporations and foreign governments.	SBAM
Investors Fund — Class I	Seeks long term growth of capital. Secondarily seeks current income. The Fund normally invests in common stocks of established companies.	SBAM
Small Cap Growth Fund — Class I	Seeks long term growth of capital. The Fund normally invests in equity securities of companies with small market capitalizations.	SBAM
Strategic Bond Fund — Class I	Seeks to maximize total return consistent with the preservation of capital. The Fund normally invests in a globally diverse portfolio of fixed-income securities.	SBAM
The Travelers Series Trust
Equity Income Portfolio	Seeks reasonable income. The Fund normally invests in equity securities with a focus on income producing equities.	TAMIC Subadviser: Fidelity Management & Research Company (“FMR”)
Large Cap Portfolio	Seeks long term growth of capital. The Fund normally invests in the securities of companies with large market capitalizations.	TAMIC Subadviser: FMR
The Universal Institutional Funds, Inc.
Active International Allocation Portfolio, Class I	Seeks long-term capital appreciation. The Fund normally invests in equity securities of non-U.S. issuers, which in the aggregate, replicate broad market indices.	Morgan Stanley Investment Management Inc. (“Morgan Stanley”)
Emerging Markets Equity Portfolio, Class I	Seeks long-term capital appreciation. The Fund normally invests in growth-oriented equity securities of issuers in emerging market countries.	Morgan Stanley
Equity Growth Portfolio, Class I	Seeks long-term capital appreciation. The Fund normally invests in growth-oriented equity securities of large capitalization companies.	Morgan Stanley
Global Value Equity Portfolio, Class I	Seeks long-term capital appreciation. The Fund normally invests in equity securities of issuers throughout the world, including U.S. issuers.	Morgan Stanley
Mid Cap Growth Portfolio, Class I	Seeks long-term capital appreciation. The Fund normally invests in common stocks and other equity securities of growth-oriented mid cap companies.	Morgan Stanley
Technology Portfolio, Class I	Seeks long-term capital appreciation. The Fund normally invests in equity securities of companies expected to benefit from their involvement in technology and technology related industries.	Morgan Stanley
U.S. Mid Cap Core Portfolio, Class I	Seeks long-term capital appreciation. The Fund normally invests in common stocks and other equity securities of growth-oriented mid cap companies.	Morgan Stanley

  14

Funding Option	Investment Objective	Investment Adviser/Subadviser

The Universal Institutional Funds, Inc. (continued)
U.S. Real Estate Securities Portfolio, Class I	Seeks above average current income and long-term capital appreciation. The Fund normally invests in equity securities of companies in the U.S. real estate industry, including real estate investment trusts.	Morgan Stanley
Value Portfolio, Class I	Seeks above-average total return over a market cycle of three to five years. The Fund normally invests in common stocks and other equity securities of companies undervalued in comparison to the market.	Morgan Stanley
Van Kampen Life Investment Trust
Comstock Portfolio Class II Shares	Seeks capital growth and income. The Fund normally invests in common and preferred stocks, and convertible securities, of well established undervalued companies.	Van Kampen Asset Management Inc. (“Van Kampen”)
Emerging Growth Portfolio Class II Shares	Seeks capital appreciation. The Fund normally invests in common stocks of emerging growth companies.	Van Kampen
Enterprise Portfolio Class II Shares	Seeks capital appreciation. The Fund normally invests in common stocks of companies believed to have above-average potential for capital appreciation.	Van Kampen
Government Portfolio Class II Shares	Seeks high current return consistent with preservation of capital. The Fund normally invests in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.	Van Kampen
Growth and Income Portfolio Class II Shares	Seeks long-term growth of capital and income. The Fund normally invests in income producing equity securities.	Van Kampen
Money Market Portfolio Class II Shares	Seeks protection of capital and high current income. The Fund normally invests in short-term U.S. money market instruments and seeks to maintain a net asset value of $1.00 per share.	Van Kampen
Variable Insurance Products Fund II
Contrafund® Portfolio — Service Class 2	Seeks long term capital appreciation. The Fund normally invests in common stocks of companies whose value may not be fully recognized by the public.	FMR
Variable Insurance Products Fund III
Mid Cap Portfolio — Service Class 2	Seeks long term growth of capital. The Fund normally invests in common stocks of companies with medium market capitalizations.	FMR

  15

  FIXED ACCOUNT

  We offer our Fixed Account as a funding option. Please see Appendix C for more information.

  CHARGES AND DEDUCTIONS

  General

  We deduct the charges described below. The charges are for the service and benefits we provide, costs and expenses we incur, and risks we assume under the Contracts. Services and benefits we provide include:

      the ability for you to make withdrawals and surrenders under the Contracts the death benefit paid on the death of the Contract Owner, Annuitant, or first of the joint owners the available funding options and related programs (including dollar cost averaging, portfolio rebalancing, and systematic withdrawal programs)
      administration of the annuity options available under the Contracts and the distribution of various reports to Contract Owners

  Costs and expenses we incur include:

      losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Contracts sales and marketing expenses including commission payments to your sales agent and other costs of doing business

  Risks we assume include:

      that Annuitants may live longer than estimated when the annuity factors under the Contracts were established that the amount of the death benefit will be greater than the Contract Value and that the costs of providing the services and benefits under the Contracts will exceed the charges deducted

  We may also deduct a charge for taxes.

  Unless otherwise specified, charges are deducted proportionately from all funding options in which you are invested.

  We may reduce or eliminate the withdrawal charge, the administrative charges and/or the mortality and expense risk charge under the Contract when certain sales or administration of the Contract result in savings or reduced expenses and/or risks. For certain trusts, we may change the order in which Purchase Payments and earnings are withdrawn in order to determine the withdrawal charge. We will not reduce or eliminate the withdrawal charge or the administrative charge where such reduction or elimination would be unfairly discriminatory to any person.

  The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designated charge. For example, the withdrawal charge we collect may not fully cover all of the sales and distribution expenses we actually incur. The amount of any fee or charge is not impacted by an outstanding loan. We may also profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

  16

  Withdrawal Charge

  We do not deduct a sales charge from Purchase Payments when they are made to the Contract. However, a withdrawal charge will apply if Purchase Payments are withdrawn before they have been in the Contract for seven years. We will assess the charge as a percentage of the Purchase Payment withdrawn as follows:

Years Since Purchase Payment Made

Greater than or Equal To	But less than	Withdrawal Charge

0 years	2 years	6%
2 years	4 years	5%
4 years	5 years	4%
5 years	6 years	3%
6 years	7 years	2%
7+ years	0%

  For purposes of the withdrawal charge calculation, withdrawals are deemed to be taken first from:

(a)	any Purchase Payment to which no withdrawal charge applies then

(b)	any remaining free withdrawal allowance (as described below) (after being reduced by (a)), then

(c)	any remaining Purchase Payment to which a withdrawal charge applies (on a first-in, first-out basis), then

(d)	any Contract earnings

  Unless you instruct us otherwise, we will deduct the withdrawal charge from the amount requested.

  We will not deduct a withdrawal charge if Purchase Payments are distributed:

      due to the death of the Contract Owner or the Annuitant (with no Contingent Annuitant surviving)
      if an annuity payout has begun
      if an income option of at least five year’s duration is begun after the first Contract Year due to a minimum distribution under our minimum distribution rules then in effect

  Free Withdrawal Allowance

  Beginning in the second Contract Year, you may withdraw up to 10% of the Contract Value annually. We calculate the available withdrawal amount as of the end of the previous Contract Year. The free withdrawal provision applies to partial withdrawals only.

  Administrative Charges

  There are two administrative charges: the $30 annual contract administrative charge and the administrative expense charge. We will deduct the annual contract administrative charge on the fourth Friday of each August. This charge compensates us for expenses incurred in establishing and maintaining the Contract and we will prorate this charge (i.e. calculate) from the date of purchase. We will also prorate this charge if you surrender your Contract, or if we terminate your Contract. We will not deduct a contract administrative charge from the Fixed Account or:

              (1)   from the distribution of death proceeds

              (2)   after an annuity payout has begun or

              (3)   if the Contract Value on the date of assessment equals or is greater than $40,000

  We deduct the administrative expense charge (sometimes called “Subaccount administrative charge”) on each business day from amounts allocated to the Variable Funding Options to compensate the Company for certain related administrative and operating expenses. The charge equals, on an annual basis, 0.15% of the daily net asset value allocated to each of the Variable Funding Options, and is reflected in our accumulation and Annuity Unit value calculations.

  17

  Mortality and Expense Risk Charge

  Each business day, we deduct a mortality and expense risk (“M&E”) charge from amounts we hold in the Variable Funding Options. We reflect the deduction in our calculation of accumulation and Annuity Unit values. The charges stated are the maximum for this product, and is equal to 1.25% annually. We reserve the right to lower this charge at any time. This charge compensates the Company for risks assumed, benefits provided and expenses incurred, including the payment of commissions to your sales agent.

  Variable Liquidity Benefit Charge

  If the Variable Liquidity Benefit is selected, there is a maximum surrender charge of 6% of the amounts withdrawn. This charge is not assessed during the accumulation phase.

  We will assess the charge as a percentage of the total benefit received as follows:

Years Since Initial Purchase Payment

Greater than or Equal To	But less than	Surrender Charge

0 years	2 years	6%
2 years	4 years	5%
4 years	5 years	4%
5 years	6 years	3%
6 years	7 years	2%
7+ years		0%

  Please refer to The Annuity Period for a description of this benefit.

  E.S.P. Charge

  If the E.S.P. option is selected, a charge is deducted each business day from amounts held in the Variable Funding Options. The charge equals, on an annual basis, 0.20% of the amounts held in each funding option.

  Variable Funding Option Expenses

  We summarized the charges and expenses of the Underlying Funds in the fee table. Please review the prospectus for each Underlying Fund for a more complete description of that fund and its expenses.

  Premium Tax

  Certain state and local governments charge premium taxes ranging from 0% to 5%, depending upon jurisdiction. We are responsible for paying these taxes and will determine the method used to recover premium tax expenses incurred. We will deduct any applicable premium taxes from your Contract Value either upon death, surrender, annuitization, or at the time you make Purchase Payments to the Contract, but no earlier than when we have a tax liability under state law.

  Changes in Taxes Based upon Premium or Value

  If there is any change in a law assessing taxes against the Company based upon premiums, contract gains or value of the Contract, we reserve the right to charge you proportionately for this tax.

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  TRANSFERS

  Up to 30 days before the Maturity Date, you may transfer all or part of the Contract Value between Variable Funding Options. Please note that the contract is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the stock market. Therefore, all transfers are subject to the following restrictions:

1.	Excessive Transfers. We reserve the right to restrict transfers if we determine you are engaging in a pattern of transfers that may disadvantage Contract Owners. In making this determination, we will consider, among other things, the following factors:

          the total dollar amount being transferred;
          the number of transfers you made within the previous three months;
          whether your transfers follow a pattern designed to take advantage of short term market fluctuations; and
          whether your transfers are part of a group of transfers made by a third party on behalf of the individual Contract Owners in the group.
2.	Market Timers. We reserve the right to restrict transfers by any market timing firm or any other third party authorized to initiate transfers on behalf of multiple Contract Owners. We may, among other things:

          reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one owner, or reject the transfer or exchange instructions of individual owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one owner.

  If we choose to enforce our contractual rights to restrict transfers to once every six months, we will so notify you in writing.

  Future Modifications. We will continue to monitor the transfer activity occurring among the Variable Funding Options, and may modify these transfer restrictions at any time if we deem it necessary to protect the interest of all Contract Owners. These modifications may include curtailing or eliminating, without notice, the ability to use the Internet, facsimile or telephone in making transfers.

  If, in our sole discretion, we determine you are engaging in activity as described above or similar activity which will potentially hurt the rights or interests of Contract Owners, we will exercise our contractual right to restrict your number of transfers to one every six months. None of these restrictions are applicable to transfers made under a Dollar Cost Averaging Program, a rebalancing program, or, if applicable, any asset allocation program described in this prospectus.

  We will make transfers at the value(s) next determined after we receive your request in good order at our Home Office. After the Maturity Date, you may make transfers only if allowed by your contract or with our consent. These restrictions are subject to any state law requirements.

  There are no charges for transfers, however, we reserve the right to charge a fee for any transfer request which exceeds twelve per year. Since different Underlying Funds have different expenses, a transfer of Contract Values from one Variable Funding Option to another could result in your investment becoming subject to higher or lower expenses. Also, you should consider the inherent risks involved in making transfers.

  Dollar Cost Averaging

  Dollar cost averaging or the pre-authorized transfer program (the “DCA Program”) allows you to transfer a set dollar amount to other funding options on a monthly or quarterly basis during the accumulation phase of the Contract. Using this method, you will purchase more Accumulation Units in a funding option if the value per unit is low and will purchase fewer Accumulation Units if the value per unit is high. Therefore, you may achieve a lower-than-average cost per unit in the long run if you have the financial ability to continue the

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  program over a long enough period of time. Dollar cost averaging does not assure a profit or protect against a loss.

  You may elect the DCA Program through Written Request or other method acceptable to us. You must have a minimum total Contract Value of $5,000 to enroll in the DCA Program. The minimum amount that may be transferred through this program is $400.

  You may establish pre-authorized transfers of Contract Values from the Fixed Account, subject to certain restrictions. Under the DCA Program, automated transfers from the Fixed Account may not deplete your Fixed Account Value in less than twelve months from your enrollment in the DCA Program.

  In addition to the DCA Program, within the Fixed Account, we may credit increased interest rates to Contract Owners under an administrative Special DCA Program established at our discretion, depending on availability and state law. Under this program, the Contract Owner may pre-authorize level transfers to any of the funding options under a 6 Month, 12 Month or 24 Month Program. The Programs will generally have different credited interest rates. Under each Program, the interest rate can accrue up to the applicable number of months on the remaining amounts in the Special DCA Program and we must transfer all Purchase Payments and accrued interest on a level basis to the selected funding options in the applicable time period. For example, under the 12 Month Program, the interest rate can accrue up to 12 months on the remaining amounts in the Special DCA Program and we must transfer all Purchase Payments and accrued interest in this Program on a level basis to the selected funding opti ons in 12 months.

  The pre-authorized transfers will begin after the initial Program Purchase Payment and complete enrollment instructions are received by the Company. If we do not receive complete Program enrollment instructions within 15 days of receipt of the initial Program Purchase Payment, the entire balance in the Program will be credited with the non-Program interest rate then in effect for the Fixed Account.

  You may start or stop participation in the DCA Program at any time, but you must give the Company at least 30 days’ notice to change any automated transfer instructions that are currently in place. If you stop the Special DCA Program and elect to remain in the Fixed Account, we will credit your Contract Value for the remainder of 6 or 12 months with the interest rate for non-Program funds.

  You may only have one DCA Program or Special DCA Program in place at one time. We will allocate any subsequent Purchase Payments we receive within the Program period selected to the current funding options over the remainder of that Program transfer period, unless you direct otherwise.

  All provisions and terms of the Contract apply to the DCA and Special DCA Programs, including provisions relating to the transfer of money between funding options. Transfers made under any DCA Program will not be counted for purposes of restrictions we may impose on the number of transfers permitted under the Contract. We reserve the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service.

  ACCESS TO YOUR MONEY

  Any time before the Maturity Date, you may redeem all or any portion of the Cash Surrender Value, that is, the Contract Value less any withdrawal charge, outstanding loans, and any premium tax not previously deducted. Unless you submit a Written Request specifying the fixed or Variable Funding Option(s) from which we are to withdraw amounts, we will make the withdrawal on a pro rata basis. We will determine the Cash Surrender Value as of the close of business after we receive your surrender request at our Home Office. The Cash Surrender Value may be more or less than the Purchase Payments you made. You may not make withdrawals during the annuity period.

  For amounts allocated to the Variable Funding Options, we may defer payment of any Cash Surrender Value for a period of up to five business days after the Written Request is received. For amounts allocated to the Fixed Account, we may defer payment of any Cash Surrender Value for a period up to six months. In either case, it is our intent to pay as soon as possible. We cannot process requests for withdrawals that are not in good order. We will contact you if there is a deficiency causing a delay and will advise what is needed to act upon the withdrawal request.

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  Systematic Withdrawals

  Before the Maturity Date, you may choose to withdraw a specified dollar amount (at least $100) on a monthly, quarterly, semiannual or annual basis. We will deduct any applicable premium taxes and withdrawal charge. To elect systematic withdrawals, you must have a Contract Value of at least $15,000 and you must make the election on the form we provide. We will surrender Accumulation Units pro rata from all funding options in which you have an interest, unless you instruct us otherwise. You may begin or discontinue systematic withdrawals at any time by notifying us in writing, but you must give at least 30 days’ notice to change any systematic withdrawal instructions that are currently in place.

  We reserve the right to discontinue offering systematic withdrawals or to assess a processing fee for this service upon 30 days’ written notice to Contract Owners (where allowed by state law).

  Each systematic withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty tax may be assessed on systematic withdrawals if the Contract Owner is under age 59 1/2. You should consult with your tax adviser regarding the tax consequences of systematic withdrawals.

  Loans

  Loans may be available under your Contract. Loans may only be taken against funds allocated or transferred to the Fixed Account. If available, all loan provisions are described in your Contract or loan agreement.

  OWNERSHIP PROVISIONS

  Types of Ownership

  Contract Owner

  The Contract belongs to the Contract Owner named in the Contract (on the Contract Specifications page), or to any other person to whom you subsequently assign the Contract. You may only make an assignment of ownership or a collateral assignment for Nonqualified Contracts. You have sole power during the Annuitant’s lifetime to exercise any rights and to receive all benefits given in the Contract provided you have not named an irrevocable beneficiary and provided you have not assigned the Contract.

  You receive all payments while the Annuitant is alive unless you direct them to an alternate recipient. An alternate recipient does not become the Contract Owner.

  If this Contract is purchased by a beneficiary of another contract who directly transferred the death proceeds due under that contract, he/she will be granted the same rights the owner has under the Contract except that he/she cannot transfer ownership, take a loan or make additional Purchase Payments.

  Joint Owner. For Nonqualified Contracts only, you may name joint owners (e.g., spouses) in a Written Request before the Contract is in effect. Joint owners may independently exercise transfers allowed under the Contract. All other rights of ownership must be exercised by both owners. Joint owners own equal shares of any benefits accruing or payments made to them.

  Beneficiary

  You name the beneficiary in a Written Request. The beneficiary has the right to receive any death benefit proceeds remaining under the Contract upon the death of the Annuitant or the Contract Owner. If more than one beneficiary survives the Annuitant or Contract Owner, they will share equally in benefits unless you recorded different shares with the Company by Written Request before the death of the Annuitant or Contract Owner. In the case of a non-spousal beneficiary or a spousal beneficiary who has not chosen to assume the Contract, we will not transfer or otherwise remove the death benefit proceeds from either the Variable Funding Options or the Fixed Account, as most recently elected by the Contract Owner, until the Death Report Date.

  Unless you have named an irrevocable beneficiary you have the right to change any beneficiary by Written Request during the lifetime of the Annuitant and while the Contract continues.

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  Annuitant

  The Annuitant is designated in the Contract (on the Contract Specifications page), and is the individual on whose life the Maturity Date and the amount of the monthly Annuity Payments depend. You may not change the Annuitant after your Contract is in effect.

  Contingent Annuitant

  You may name one individual as a Contingent Annuitant. A Contingent Annuitant may not be changed, deleted or added to the Contract after the Contract Date. If the Annuitant who is not the owner dies prior to the Maturity Date, and the Contingent Annuitant is still living:

      the death benefit will not be payable upon the Annuitant’s death the Contingent Annuitant becomes the Annuitant and
      all other rights and benefits will continue in effect

  When a Contingent Annuitant becomes the Annuitant, the Maturity Date remains the same as previously in effect.

  If the Annuitant is also the owner, a death benefit is paid to the beneficiary regardless of whether or not there is a Contingent Annuitant.

  DEATH BENEFIT

  Before the Maturity Date, generally, a death benefit is payable when either the Annuitant or a Contract Owner dies. We calculate the death benefit at the close of the business day on which our Home Office receives (1) Due Proof of Death and (2) written payment instructions or election of spousal contract continuance or beneficiary contract continuance (“Death Report Date”).

  Death Proceeds Before the Maturity Date

  If the Annuitant or an owner is younger than age 80 on the Contract Date: We will pay to the beneficiary a death benefit in an amount equal to the greatest of (1), (2) or (3) below, each reduced by any applicable premium tax or outstanding loans:

              (1)   the Contract Value on the Death Report Date

              (2)   the total Purchase Payments made under the Contract less the total of any withdrawals or

              (3)   the step-up value (if any, as described below)

  Step-Up Value. We will establish a step-up value on each Contract Date anniversary that occurs on or prior to the Death Report Date. The step-up value will initially equal the Contract Value on that anniversary. When you make an additional Purchase Payment, we will increase the step-up value by the amount of that Purchase Payment. When you make a withdrawal, we will reduce the step-up value by a partial surrender reduction as described below. On each Contract anniversary before the Annuitant’s 80th birthday and before the Annuitant’s death, if the Contract Value is greater than the step-up value, we will reset the step-up value to equal that greater amount. We will not reduce the step-up value on these anniversary recalculations (provided no withdrawals or surrenders are made on that day). The only changes we will make to the step-up value on or after the Annuitant’s 80th birthday will be those related to additional Purchase Payments or withdrawals.

  Partial Surrender Reduction. If you make a withdrawal, we will reduce the step-up value by a partial surrender reduction that equals (1) the step-up value prior to the withdrawal, multiplied by (2) the amount of the withdrawal, divided by (3) the Contract Value before the withdrawal.

  For example, assume your current Contract Value is $55,000. If your current step-up value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the step-up value as follows:

              50,000 x (10,000/55,000) = 9,090

  Your new step-up value would be 50,000 - 9,090, or $40,910.

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  The following example shows what would happen in a declining market. Assume your current Contract Value is $30,000. If your current step-up value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the step-up value as follows:

              50,000 x (10,000/30,000) = 16,666

  Your new step-up value would be 50,000 - 16,666, or $33,334.

  Enhanced Stepped-Up Provision (“E.S.P.”). (This provision is not available to a customer when either the Annuitant or owner is age 76 or older on the rider effective date.)

  The rider effective date is the date the rider is attached to and made a part of the Contract. If you have selected the E.S.P., the total death benefit as of the Death Report Date will equal the death benefit described above plus the greater of zero or the following amount:

  If the Annuitant is younger than age 70 on the rider effective date, 40% of the lesser of: (1) 200% of the modified Purchase Payments excluding Purchase Payments that are both received after the first rider effective date anniversary and within 12 months of the Death Report Date, or (2) your Contract Value minus the modified Purchase Payments, calculated as of the Death Report Date; or

  If the Annuitant is between the ages of 70 and 75 on the rider effective date, 25% of the lesser of: (1) 200% of the modified Purchase Payments excluding Purchase Payments that are both received after the first rider effective date anniversary and within 12 months of the Death Report Date, or (2) your Contract Value minus the modified Purchase Payments, calculated as of the Death Report Date.

  The initial modified Purchase Payment is equal to the Contract Value as of the rider effective date. Whenever a Purchase Payment is made after the rider effective date, the modified Purchase Payment(s) are increased by the amount of the Purchase Payment. Whenever a partial surrender is taken after the rider effective date, the modified Purchase Payment(s) are reduced by a partial surrender reduction as described below.

  The partial surrender reduction is equal to: (1) the modified Purchase Payment(s) in effect immediately prior to the reduction for the partial surrender, multiplied by (2) the amount of the partial surrender divided by (3) the Contract Value immediately prior to the partial surrender.

  For example, assume your current modified Purchase Payment is $50,000 and that your current Contract Value is $55,000. You decide to make a withdrawal of $10,000. We would reduce the modified Purchase Payment as follows:

              50,000 X (10,000/55,000) = 9,090

  You new modified Purchase Payment would be $50,000 - $9,090 = 40,910

  The following example shows what would happen in a declining market. Assume your current Contract Value is $30,000. If your current modified Purchase Payment is $50,000 and you decide to make a withdrawal of $10,000, we would reduce the modified Purchase Payment as follows:

              50,000 X (10,000/30,000) = 16,666

  Your new modified Purchase Payment would be 50,000 - 16,666 = $33,334

  If the Annuitant or an owner is age 80 or older on the Contract Date: We will pay to the beneficiary a death benefit in an amount equal to the greater of (1) or (2) below, each reduced by any applicable premium tax or outstanding loans not previously deducted:

              (1)   the Contract Value on the Death Report Date or

              (2)   the total Purchase Payments made under the Contract less the total of any withdrawals

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  Payment of Proceeds

  We describe the process of paying death benefit proceeds before the Maturity Date in the charts below. The charts do not encompass every situation and are merely intended as a general guide. More detailed information is provided in your Contract. Generally, the person(s) receiving the benefit may request that the proceeds be paid in a lump sum, or be applied to one of the settlement options available under the Contract.

  Nonqualified Contracts

Before the Maturity Date, upon the Death of the	The Company Will Pay the Proceeds to:	unless. . .	Mandatory Payout Rules Apply*

Owner (who is not the Annuitant) (with no joint owner)	The beneficiary (ies), or if none, to the Contract Owner’s estate.	Unless the beneficiary elects to continue the Contract rather than receive the distribution.	Yes

Owner (who is the Annuitant) (with no joint owner)	The beneficiary (ies), or if none, to the Contract Owner’s estate.	Unless the beneficiary elects to continue the Contract rather than receive the distribution.	Yes

Joint Owner (who is not the Annuitant)	The surviving joint owner.	Unless the surviving joint owner elects to continue the Contract rather than receive the distribution.	Yes

Joint Owner (who is the Annuitant)	The beneficiary(ies), or if none, to the surviving joint owner.	Unless the beneficiary elects to continue the Contract rather than receive the distribution.	Yes

Annuitant (who is not the Contract Owner)	The beneficiary (ies), or if none, to the Contract Owner.	Unless the beneficiary elects to continue the Contract rather than receive the distribution.

		Or, if there is a Contingent Annuitant, then, the Contingent Annuitant becomes the Annuitant and the Contract continues in effect (generally using the original Maturity Date). The proceeds will then be paid upon the death of the Contingent Annuitant or owner.	Yes

Annuitant (who is the Contract Owner)	See death of “owner who is the Annuitant” above.		Yes

Annuitant (where owner is a nonnatural entity/trust)	The beneficiary (ies) or if none, to the owner.		Yes (Death of Annuitant is treated as death of the owner in these circumstances.)

Beneficiary	No death proceeds are payable; Contract continues.		N/A

Contingent Beneficiary	No death proceeds are payable; Contract continues.		N/A

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  Qualified Contracts

Before the Maturity Date, Upon the Death of the	The Company Will Pay the Proceeds to:	unless. . .	Mandatory Payout Rules Apply*

Owner / Annuitant	The beneficiary (ies), or if none, to the Contract Owner’s estate.	Unless the beneficiary elects to continue the Contract rather than receive a distribution.	Yes

Beneficiary	No death proceeds are payable; Contract continues.		N/A

Contingent Beneficiary	No death proceeds are payable; Contract continues.		N/A

  ______________

       *   Certain payout rules of the Internal Revenue Code (IRC) are triggered upon the death of any Owner. Non-spousal beneficiaries (as well as spousal beneficiaries who choose not to assume the Contract) must begin taking distributions based on the beneficiary’s life expectancy within one year of death or take a complete distribution of Contract proceeds within 5 years of death. For Qualified Contracts, if mandatory distributions have begun at the death of the annuitant, the 5 year payout option is not available.

  Beneficiary Contract Continuance (not permitted for non-natural beneficiaries)

  If you die before the Maturity Date, and if the value of any beneficiary’s portion of the death benefit is between $20,000 and $1,000,000 as of the Death Report Date, (more than $1,000,000 is subject to Home Office approval), your beneficiary(s) may elect to continue his/her portion of the Contract subject to applicable Internal Revenue Code distribution requirements, rather than receive the death benefit in a lump sum.

  If your beneficiary elects to continue the Contract, the death benefit will be calculated as of the Death Report Date. The initial Contract Value of the continued contract (the “adjusted Contract Value”) will equal the greater of the Contract Value or the death benefit calculated on the Death Report Date and will be allocated to the funding options in the same proportion as prior to the Death Report Date.

  The beneficiary who continues the Contract will be granted the same rights as the owner under the original Contract, except the beneficiary cannot:

      transfer ownership
      take a loan or
      make additional Purchase Payments.

  The beneficiary may also name his/her own beneficiary (“succeeding beneficiary”) and has the right to take withdrawals at any time after the Death Report Date without a withdrawal charge. All other fees and charges applicable to the original contract will also apply to the continued contract. The E.S.P. option is not available to a beneficiary who has continued the Contract under this provision. All benefits and features of the continued contract will be based on the beneficiary’s age on the Death Report Date as if the beneficiary had purchased the Contract with the adjusted Contract Value on the Death Report Date.

  Planned Death Benefit

  You may request that rather than receive a lump-sum death benefit, the beneficiary(ies) receive all or a portion of the death benefit proceeds either:

      through an annuity for life or a period that does not exceed the beneficiary’s life expectancy or under the terms of the Beneficiary Continuance provision described above. If the Beneficiary Continuance provision is selected as a planned death benefit, no surrenders will be allowed other than payments meant to satisfy minimum distribution amounts or systematic withdrawal amounts, if greater.
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  You must make the planned death benefit request as well as any revocation of this request in writing. Upon your death, your beneficiary(s) cannot revoke or modify this request. If the death benefit at the time we receive Due Proof of Death is less than $2,000, we will only pay a lump sum to the beneficiary. If periodic payments due under the planned death benefit election are less than $100, we reserve the right to make Annuity Payments at less frequent intervals, resulting in a payment of at least $100 per year. If no beneficiary is alive when death benefits become payable, we will pay the death benefit as provided in your Contract.

  Death Proceeds after the Maturity Date

  If any Contract Owner or the Annuitant dies on or after the Maturity Date, the Company will pay the beneficiary a death benefit consisting of any benefit remaining under the annuity or income option then in effect.

  THE ANNUITY PERIOD

  Maturity Date

  Under the Contract, you can receive regular payments (“Annuity Payments”). You can choose the month and the year in which those payments begin (“Maturity Date”). You can also choose among income payouts (annuity or income options) or elect a lump sum distribution. While the Annuitant is alive, you can change your selection any time up to the Maturity Date. Annuity or income payments will begin on the Maturity Date stated in the Contract unless (1) you fully surrendered the Contract; (2) we paid the proceeds to the beneficiary before that date; or (3) you elected another date. Annuity payments are a series of periodic payments (a) for life; (b) for life with a minimum number of payments; or (c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor. Income payments are for a fixed period or amount. We may require proof that the Annuitant is alive before we make Annuity Payments. Not all options may be availa ble in all states.

  You may choose to annuitize at any time after the first Contract Date anniversary. Unless you elect otherwise, the Maturity Date will be the Annuitant’s 70th birthday for Qualified Contracts and the Annuitant’s 75th birthday for Nonqualified Contracts or ten years after the effective date of the Contract, if later.

  At least 30 days before the original Maturity Date, you may elect to extend the Maturity Date to any time prior to the Annuitant’s 85th birthday for Nonqualified Contracts or, for Qualified Contracts, to a later date with our consent. You may use certain annuity options taken at the Maturity Date to meet the minimum required distribution requirements of federal tax law, or you may use a program of withdrawals instead. These mandatory distribution requirements take effect generally upon the death of the Contract Owner, or with certain Qualified Contracts upon either the later of the Contract Owner’s attainment of age 70 1/2 or year of retirement; or the death of the Contract Owner. You should seek independent tax advice regarding the election of minimum required distributions.

  Allocation of Annuity

  You may elect to receive your Annuity Payments in the form of a variable annuity, a fixed annuity, or a combination of both. If, at the time Annuity Payments begin, you have not made an election, we will apply your Cash Surrender Value to provide an annuity funded by the same funding options as you have selected during the accumulation period. At least 30 days before the Maturity Date, you may transfer the Contract Value among the funding options in order to change the basis on which we will determine Annuity Payments. (See Transfers.)

  Variable Annuity

  You may choose an annuity payout that fluctuates depending on the investment experience of the Variable Funding Options. We determine the number of Annuity Units credited to the Contract by dividing the first monthly annuity payment attributable to each Variable Funding Option by the corresponding Accumulation Unit value as of 14 days before the date Annuity Payments begin. We use an Annuity Unit to measure the dollar value of an annuity payment. The number of Annuity Units (but not their value) remains fixed during the annuity period.

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  Determination of First Annuity Payment. Your Contract contains the tables we use to determine your first monthly annuity payment. If you elect a variable annuity, the amount we apply to it will be the Cash Surrender Value as of 14 days before the date Annuity Payments begin, less any applicable premium taxes not previously deducted.

  The amount of your first monthly payment depends on the annuity option you elected and the Annuitant’s adjusted age. Your Contract contains the formula for determining the adjusted age. We determine the total first monthly annuity payment by multiplying the benefit per $1,000 of value shown in the Contract tables by the number of thousands of dollars of Contract Value you apply to that annuity option. The contract tables factor in an assumed daily net investment factor. We call this your net investment rate. For example, a net investment rate of 3% corresponds to an annual interest rate of 3%. This means that if the annualized investment performance, after expenses, of your Variable Funding Options is less than 3%, then the dollar amount of your variable Annuity Payments will decrease. However, if the annualized investment performance, after expenses, of your Variable Funding Options is greater than 3%, then the dollar amount of your variable Annuity Payments will increase.

  Determination of Second and Subsequent Annuity Payments. The dollar amount of all subsequent Annuity Payments changes from month to month based on the investment experience, as described above, of the applicable funding options. The total amount of each annuity payment will equal the sum of the basic payments in each funding option. We determine the actual amounts of these payments by multiplying the number of Annuity Units we credited to each funding option by the corresponding Annuity Unit value as of the date 14 days before the date the payment is due.

  Fixed Annuity

  You may choose a fixed annuity that provides payments that do not vary during the annuity period. We will calculate the dollar amount of the first fixed annuity payment as described under Variable Annuity, except that the amount we apply to begin the annuity will be your Cash Surrender Value as of the date Annuity Payments begin. Payout rates will not be lower than that shown in the Contract. If it would produce a larger payment, the first fixed Annuity Payment will be determined using the Life Annuity Tables in effect on the Maturity Date.

  PAYMENT OPTIONS

  Election of Options

  While the Annuitant is alive, you can change your annuity or income option selection any time up to the Maturity Date. Once annuity or income payments have begun, no further elections are allowed.

  During the Annuitant’s lifetime, if you do not elect otherwise before the Maturity Date, we will pay you (or another designated payee) the first of a series of monthly annuity or income payments based on the life of the Annuitant, in accordance with Annuity Option 2 (Life Annuity with 120 monthly payments assured). For certain Qualified Contracts, Annuity Option 4 (Joint and Last Survivor Life Annuity — Annuity Reduced on Death of Primary Payee) will be the automatic option as described in the Contract.

  The minimum amount that can be placed under an annuity or income option will be $2,000 unless we agree to a lesser amount. If any monthly periodic payment due is less than $100, the Company reserves the right to make payments at less frequent intervals, or to pay the Contract Value in a lump-sum.

  On the Maturity Date, we will pay the amount due under the Contract in accordance with the Payment Option that you select. You may choose to receive a single lump-sum payment. You must elect an option in writing, in a form satisfactory to the Company. Any election made during the lifetime of the Annuitant must be made by the Contract Owner.

  Annuity Options

  Subject to the conditions described in “Election of Options” above, we may pay all or any part of the Cash Surrender Value under one or more of the following annuity options. Payments under the annuity options are generally made on a monthly basis. We may offer additional options.

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  Option 1 — Life Annuity — No Refund. The Company will make Annuity Payments during the lifetime of the Annuitant ending with the last payment before death. This option offers the maximum periodic payment, since there is no assurance of a minimum number of payments or provision for a death benefit for beneficiaries.

  Option 2 — Life Annuity with 120, 180 or 240 Monthly Payments Assured. The Company will make monthly Annuity Payments during the lifetime of the Annuitant, with the agreement that if, at the death of that person, payments have been made for less than 120, 180 or 240 months, as elected, we will continue making payments to the beneficiary during the remainder of the period.

  Option 3 — Joint and Last Survivor Life Annuity — No Refund. The Company will make regular Annuity Payments during the lifetime of the Annuitant and a second person. When either person dies, we will continue making payments to the survivor. No further payments will be made following the death of the survivor.

  Option 4 — Joint and Last Survivor Life Annuity — Annuity Reduced on Death of Primary Payee. The Company will make Annuity Payments during the lifetimes of the Annuitant and a second person. You will designate one as primary payee, and the other will be designated as secondary payee. On the death of the secondary payee, the Company will continue to make monthly Annuity Payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons. On the death of the primary payee, the Company will continue to make Annuity Payments to the secondary payee in an amount equal to 50% of the payments, which would have been made during the lifetime of the primary payee. No further payments will be made once both payees have died.

  Option 5 — Other Annuity Options. The Company will make any other arrangements for Annuity Payments as may be mutually agreed upon.

  Income Options

  Instead of one of the annuity options described above, and subject to the conditions described under “Election of Options,” all or part of the Contract’s Cash Surrender Value (or, if required by state law, Contract Value) may be paid under one or more of the following income options, provided that they are consistent with federal tax law qualification requirements. Payments under the income options may be elected on a monthly, quarterly, semiannual or annual basis:

  Option 1 — Payments of a Fixed Amount. We will make equal payments of the amount elected until the Cash Surrender Value applied under this option has been exhausted. We will pay the first payment and all later payments from each funding option or the Fixed Account in proportion to the Cash Surrender Value attributable to each funding option and/or Fixed Account. The final payment will include any amount insufficient to make another full payment.

  Option 2 — Payments for a Fixed Period. We will make payments for the period selected. The amount of each payment will be equal to the remaining Cash Surrender Value applied under this option divided by the number of remaining payments.

  Option 3 — Other Income Options. We will make any other arrangements for income options as may be mutually agreed upon.

  Variable Liquidity Benefit

  This benefit is only offered with the income option Payments for a Fixed Period.

  At any time after annuitization and before death, the Contract Owner may surrender and receive a payment equal to (A) minus (B), where (A) equals the present value of remaining certain payments, and (B) equals a surrender charge not to exceed the maximum surrender charge rate shown on the specifications page of the contract multiplied by (A). The interest rate used to calculate the present value is a rate 1% higher than the Assumed (Daily) Net Investment Factor used to calculate the Annuity Payments. The remaining period certain payments are assumed to be level payments equal to the most recent period certain payment prior to the request for this liquidity benefit.

  28

  MISCELLANEOUS CONTRACT PROVISIONS

  Right to Return

  You may return the Contract for a full refund of the Contract Value plus any contract charges and premium taxes you paid (but not any fees and charges the Underlying Fund assessed) within twenty days after you receive it (the “right to return period”). You bear the investment risk of investing in the Variable Funding Options during the right to return period; therefore, the Contract Value we return may be greater or less than your Purchase Payment.

  If you purchase the Contract as an Individual Retirement Annuity, and return it within the first seven days after delivery, or longer if your state law permits, we will refund your Purchase Payment in full; during the remainder of the right to return period, we will refund the Contract Value (including charges).

  We will determine the Contract Value following the close of the business day on which we receive your Contract and a Written Request for a refund. Where state law requires a different period, or the return of Purchase Payments or other variations of this provision, we will comply. Refer to your Contract for any state-specific information.

  Termination

  You do not need to make any Purchase Payments after the first to keep the Contract in effect. However, we reserve the right to terminate the Contract on any business day if your Contract Value as of that date is less than $1,000 and you have not made Purchase Payments for at least two years, unless otherwise specified by state law. Termination will not occur until 31 days after we have mailed notice of termination to your last known address and to any assignee of record. If we terminate the Contract, we will pay you the Cash Surrender Value less any applicable taxes.

  Required Reports

  As often as required by law, but at least once in each Contract Year before the due date of the first annuity payment, we will furnish a report showing the number of Accumulation Units credited to the Contract and the corresponding Accumulation Unit value(s) as of the report date for each funding option to which the Contract Owner has allocated amounts during the applicable period. The Company will keep all records required under federal and state laws.

  Suspension of Payments

  The Company reserves the right to suspend or postpone the date of any payment or determination of values on any business day (1) when the New York Stock Exchange (“the Exchange”) is closed; (2) when trading on the Exchange is restricted; (3) when an emergency exists, as determined by the SEC, so that the sale of securities held in the Separate Account may not reasonably occur, or so that the Company may not reasonably determine the value the Separate Account’s net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. Payments from the Fixed Account may be delayed up to 6 months.

  THE SEPARATE ACCOUNTS

  The Travelers Insurance Company and The Travelers Life and Annuity Company each sponsor Separate Accounts: Fund ABD and Fund ABD II, respectively. Both Fund ABD and Fund ABD II were established on October 17, 1995 and are registered with the SEC as unit investment trusts (Separate Account) under the Investment Company Act of 1940, as amended. We will invest Separate Account assets attributable to the Contracts exclusively in the shares of the Variable Funding Options.

  We hold the assets of Fund ABD and Fund ABD II for the exclusive and separate benefit of the owners of each Separate Account, according to the laws of Connecticut. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are, in accordance with the Contracts, credited to or charged against the Separate Account without regard to other income, gains and losses of the Company. The assets held by the

  29

  Separate Account are not chargeable with liabilities arising out of any other business that we may conduct. Obligations under the Contract are obligations of the Company.

  All investment income and other distributions of the funding options are payable to the Separate Account. We reinvest all such income and/or distributions in shares of the respective funding option at net asset value. Shares of the funding options are currently sold only to life insurance company Separate Accounts to fund variable annuity and variable life insurance contracts.

  Certain variable annuity Separate Accounts and variable life insurance Separate Accounts may invest in the funding options simultaneously (called “mixed” and “shared” funding). It is conceivable that in the future it may be disadvantageous to do so. Although the Company and the Variable Funding Options do not currently foresee any such disadvantages either to variable annuity Contract Owners or variable life policy owners, each Underlying Fund’s Board of Directors intends to monitor events in order to identify any material conflicts between them and to determine what action, if any, should be taken. If a Board of Directors was to conclude that separate funds should be established for variable life and variable annuity Separate Accounts, the variable annuity Contract Owners would not bear any of the related expenses, but variable annuity Contract Owners and variable life insurance policy owners would no longer have the economies of scale resulting from a lar ger combined fund.

  Performance Information

  From time to time, we may advertise several types of historical performance for the Contract’s Variable Funding Options. We may advertise the “standardized average annual total returns” of the Variable Funding Option, calculated in a manner prescribed by the SEC, and the “nonstandardized total return,” as described below. Specific examples of the performance information appear in the SAI.

  Standardized Method. We compute quotations of average annual total returns according to a formula in which a hypothetical initial investment of $1,000 is applied to the Variable Funding Option, and then related to ending redeemable values over one-, five-, and ten-year periods, or for a period covering the time during which the funding option has been in existence, if less. These quotations reflect the deduction of all recurring charges during each period (on a pro rata basis in the case of fractional periods). We convert the deduction for the annual contract administrative charge to a percentage of assets based on the actual fee collected, divided by the average net assets for Contracts sold. Each quotation assumes a total redemption at the end of each period with the applicable withdrawal charge deducted at that time.

  Nonstandardized Method. We calculate nonstandardized “total returns” in a similar manner based on the performance of the funding options over a period of time, usually for the calendar year-to-date, and for the past one-, three-, five- and ten-year periods. Nonstandardized total returns will not reflect the deduction of the annual contract administrative charge, which, if reflected, would decrease the level of performance shown. These returns also do not reflect the withdrawal charge because we designed the Contract for long-term investment.

  For Underlying Funds that were in existence before they became available as a funding option, the nonstandardized average annual total return quotations reflects the investment performance that such funding options would have achieved (reduced by the applicable charges) had the Underlying Fund been held under the Contract for the period quoted. The total return quotations are based upon historical earnings and are not necessarily representative of future performance.

  General. Within the guidelines prescribed by the SEC and the National Association of Securities Dealers, Inc. (“NASD”), performance information may be quoted numerically or may be presented in a table, graph or other illustration. Advertisements may include data comparing performance to well-known indices of market performance (including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor’s (S&P) 500 Index, the S&P 400 Index, the Lehman Brothers Long T-Bond Index, the Russell 1000, 2000 and 3000 Indices, the Value Line Index, and the Morgan Stanley Capital International’s EAFE Index). Advertisements may also include published editorial comments and performance rankings compiled by independent organizations (including, but not limited to, Lipper Analytical Services, Inc. and Morningstar, Inc.) and publications that monitor the performance of the Separate Account and the Variable Funding Options.

  30

  FEDERAL TAX CONSIDERATIONS

  The following general discussion of the federal income tax consequences under this Contract is not intended to cover all situations, and is not meant to provide tax or legal advice. Because of the complexity of the law and the fact that the tax results will vary depending on many factors, you should consult your tax and/or legal adviser regarding your personal situation. For your information, a more detailed tax discussion is contained in the SAI.

  Non-Resident Aliens

  Distributions to non-resident aliens (“NRAs”) are subject to special and complex tax and withholding rules under the Code, some of which are based upon the particular facts and circumstances of the Contract Owner, the beneficiary and the transaction itself. In addition, Annuity Payments to NRAs in many countries are exempt from U.S. tax (or subject to lower rates) based upon a tax treaty. NRAs should seek guidance from a tax adviser regarding their personal situation.

  General Taxation of Annuities

  Congress has recognized the value of saving for retirement by providing certain tax benefits, in the form of tax deferral, for money put into an annuity. The Internal Revenue Code (Code) governs how this money is ultimately taxed, depending upon the type of Contract, qualified or nonqualified, and the manner in which the money is distributed, as briefly described below.

  Tax-Free Exchanges: The Internal Revenue Code provides that, generally, no gain or loss is recognized when an annuity Contract is received in exchange for a life, endowment, or annuity Contract. Since different annuity Contracts have different expenses, fees and benefits, a tax-free exchange could result in your investment becoming subject to higher or lower fees and/or expenses.

  Types of Contracts: Qualified or Nonqualified

  If you purchase an annuity Contract with proceeds of an eligible rollover distribution from any qualified employee pension plan or individual retirement annuity (IRA), your Contract is referred to as a Qualified Contract. Some examples of Qualified Contracts are: IRAs, tax-sheltered annuities established by public school systems or certain tax-exempt organizations under Code Section 403(b), corporate sponsored pension and profit-sharing plans (including 401(k) plans), Keogh Plans (for self-employed individuals), and certain other qualified deferred compensation plans. Another type of Qualified Contract is a Roth IRA, under which after-tax contributions accumulate until maturity, when amounts (including earnings) may be withdrawn tax-free. The rights and benefits under a Qualified Contract may be limited by the terms of the retirement plan, regardless of the terms and conditions of the Contract. If you purchase the Contract on an individual basis with after-tax dollars and not under one of the programs described above, your Contract is referred to as nonqualified.

  Nonqualified Annuity Contracts

  As the owner of a nonqualified annuity, you do not receive any tax benefit (deduction or deferral of income) on Purchase Payments, but you will not be taxed on increases in the value of your Contract until a distribution occurs — either as a withdrawal (distribution made prior to the Maturity Date), or as Annuity Payments. When a withdrawal is made, you are taxed on the amount of the withdrawal that is considered earnings under applicable tax laws. Similarly, when you receive an Annuity Payment, part of each payment is considered a return of your Purchase Payments and will not be taxed. The remaining portion of the Annuity Payment (i.e., any earnings) will be considered ordinary income for tax purposes.

  If a nonqualified annuity is owned by other than an individual, however, (e.g., by a corporation), increases in the value of the Contract attributable to Purchase Payments made after February 28, 1986 are includable in income annually. Furthermore, for Contracts issued after April 22, 1987, if you transfer the Contract to another person or entity without adequate consideration, all deferred increases in value will be includable in your income at the time of the transfer.

  31

  If you make a partial withdrawal, this money will generally be taxed as first coming from earnings, (income in the Contract), and then from your Purchase Payments. These withdrawn earnings are includable in your taxable income. (See “Penalty Tax for Premature Distributions” below.) There is income in the Contract to the extent the Contract Value exceeds your investment in the Contract. The investment in the Contract equals the total Purchase Payments you paid less any amount received previously which was excludable from gross income. Any direct or indirect borrowing against the value of the Contract or pledging of the Contract as security for a loan will be treated as a cash distribution under the tax law, and will have tax consequences in the year taken.

  Federal tax law requires that nonqualified annuity Contracts meet minimum mandatory distribution requirements upon the death of the Contract Owner, including the first of joint owners. If these requirements are not met, the Contract will not be treated as an annuity Contract for Federal income tax purposes and earnings under the Contract will be taxable currently, not when distributed. The distribution required depends, among other things, upon whether an annuity option is elected or whether the succeeding Contract Owner is the surviving spouse. We will administer Contracts in accordance with these rules and we will notify you when you should begin receiving payments. There is a more complete discussion of these rules in the SAI.

  Puerto Rico Tax Considerations

  The Puerto Rico Internal Revenue Code of 1994 (the “1994 Code”) taxes distributions from nonqualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 1994 Code first as a return of investment. Therefore, no taxable income is recognized for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. Similarly, the amount of income on annuity distributions (payable over your lifetime) is calculated differently. Since Puerto Rico residents are also subject to U.S. income tax on all income other than income sourced to Puerto Rico, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 1994 Code provides a credit against the Puerto Rico income tax for U.S. income taxes, an individual may not get full credit because of the timing differences. You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution, particularly a partial distribution or election to annuitize.

  Qualified Annuity Contracts

  Under a qualified annuity, since amounts paid into the Contract have generally not yet been taxed, the full amount of such distributions, including lump-sum withdrawals and Annuity Payments, are generally taxed at the ordinary income tax rate unless the distribution is transferred to an eligible rollover account or Contract. The Contract is available as a vehicle for IRA rollovers and for other Qualified Contracts. There are special rules that govern the taxation of Qualified Contracts, including withdrawal restrictions, requirements for mandatory distributions, and contribution limits. We have provided a more complete discussion in the SAI.

  Note to participants in qualified plans including 401, 403(b), 457 as well as IRA owners: While annual plan contribution limits may be increased from time to time by Congress and the IRS for federal income tax purposes, these limits must be adopted by each state for the higher limits to be effective at a state income tax level. In other words, the permissible contribution limit for income tax purposes may be different at the federal level from your state’s income tax laws. Please consult your employer or tax adviser regarding this issue.

  Penalty Tax for Premature Distributions

  For both Qualified and Nonqualified Contracts, taxable distributions taken before the Contract Owner has reached the age of 591/2 will be subject to a 10% additional tax penalty unless the distribution is taken in a series of periodic distributions, for life or life expectancy, or unless the distribution follows the death or disability of the Contract Owner. Other exceptions may be available in certain qualified plans. The 10% additional tax is in addition to any penalties that may apply under your Contract and the normal income taxes due on the distribution.

  Diversification Requirements for Variable Annuities

  The Code requires that any nonqualified variable annuity Contracts based on a Separate Account shall not be treated as an annuity for any period if investments made in the account are not adequately diversified. Final tax regulations define how Separate Accounts must be diversified. The Company monitors the diversification of investments constantly and believes that its accounts are adequately diversified. The consequence of any failure

  32

  to diversify is essentially the loss to the Contract owner of tax-deferred treatment. The Company intends to administer all Contracts subject to this provision of law in a manner that will maintain adequate diversification.

  Ownership of the Investments

  In certain circumstances, owners of variable annuity Contracts have been considered to be the owners of the assets of the underlying Separate Account for Federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the Contract Owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the number of funds available and the flexibility of the Contract Owner to allocate premium payments and transfer amounts among the funding options, have not been addressed in public rulings. While we believe that the Contract does not give the Contract Owner investment control over Separate Account assets, we reserve the right to modify the Contract as necessary to prevent a Contract Owner from being treated as the owner of the Separate Account assets supporting the Contract.

  Mandatory Distributions For Qualified Plans

  Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which an IRA owner attains age 701/2. Participants in qualified plans and 403(b) annuities may defer minimum distributions until the later of April 1st of the calendar year following the calendar year in which they attain age 701/2 or the year of retirement.

  Minimum Distributions For Beneficiaries When a death benefit becomes due upon the death of the owner and/or Annuitant, minimum distributions may be taken over the life expectancy of the beneficiary not less than annually within one year from the date of death or the funds remaining in the Contract must be completely withdrawn within five years from the date of death.

  Taxation of Death Benefit Proceeds

  Amounts may be distributed from a Contract because of the death of an owner or Annuitant. Generally, such amounts are includable in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the contract; or (ii) if distributed under a Payment Option, they are taxed in the same way as Annuity Payments.

  OTHER INFORMATION

  The Insurance Companies

  Please refer to your Contract to determine which Company issued your Contract.

  The Travelers Insurance Company is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company is an indirect wholly-owned subsidiary of Citigroup Inc. The Company’s Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.

  The Travelers Life and Annuity Company is a stock insurance company chartered in 1973 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States (except New York), the District of Columbia and Puerto Rico. The Company is an indirect wholly-owned subsidiary of Citigroup Inc. The Company’s Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.

  Financial Statements

  The financial statements for the Company and its Separate Account are located in the Statement of Additional Information.

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  Distribution of Variable Annuity Contracts

  We intend to sell the Contracts in all jurisdictions where we are licensed to do business and where the Contract is approved. Any registered representative of affiliated or independent broker-dealers who sell the Contracts will be qualified to sell variable annuities under applicable federal and state laws. Each broker-dealer is registered with the SEC under the Securities Exchange Act of 1934, and all are members of the NASD. The Contract is offered through both affiliated and non-affiliated broker dealers. The principal underwriter of the Contracts is our affiliate, Travelers Distribution LLC, One Cityplace, Hartford, CT.

  Up-front compensation paid to sales representatives will not exceed 10% of the Purchase Payments made under the Contracts. If asset based compensation is paid, it will not exceed 2% of the average account value annually. Also, we may pay additional compensation or permit other promotional incentives in cash, credit or other compensation for, among other things, training, marketing or services provided.

  Conformity with State and Federal Laws

  The laws of the state in which we deliver a Contract govern that Contract. Where a state has not approved a Contract feature or funding option, it will not be available in that state. Any paid-up annuity, Cash Surrender Value or death benefits that are available under the Contract are not less than the minimum benefits required by the statutes of the state in which we delivered the Contract. We reserve the right to make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any law or regulation issued by any governmental agency to which the Company, the Contract or the Contract Owner is subject.

  Voting Rights

  The Company is the legal owner of the shares of the Underlying Funds. However, we believe that when an Underlying Fund solicits proxies in conjunction with a vote of shareholders we are required to obtain from you and from other owners instructions on how to vote those shares. We will vote all shares, including those we may own on our own behalf, and those where we have not received instructions from Contract Owners, in the same proportion as shares for which we received voting instructions. Should we determine that we are no longer required to comply with the above, we will vote on the shares in our own right. In certain limited circumstances, and when permitted by law, we may disregard voting instructions. If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual report to Contract Owners.

  Legal Proceedings and Opinions

  Legal matters in connection with the federal laws and regulations affecting the issue and sale of the contract described in this prospectus, as well as the organization of the Companies, their authority to issue variable annuity contracts under Connecticut law and the validity of the forms of the variable annuity contracts under Connecticut law, have been passed on by the Deputy General Counsel of the Companies.

  There are no pending legal proceedings affecting either Separate Account or the principal underwriter. There are no pending legal proceedings against either Company likely to have a material adverse effect on the ability of either Company to meet its obligations under the applicable contract.

  34

  APPENDIX A — CONDENSED FINANCIAL INFORMATION

  THE TRAVELERS FUND ABD FOR VARIABLE ANNUITIES
  Accumulation Unit Values (in dollars)

  The following tables provide the Accumulation Unit Value information for the variable charge of 1.40% = (Standard Benefit without E.S.P.) and the variable charge of 1.60% = (Standard Death Benefit with E.S.P.)

  1.25 M&E, 0.15 Adm = 1.40% Net Expense

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Janus Aspen Series
Balanced Portfolio — Service Shares (5/00)	2002	0.911	0.839	14,830,766
	2001	0.972	0.911	13,475,207

Capital Appreciation Portfolio — Service Shares (5/02)	2002	0.672	0.557	710,088
	2001	0.872	0.672	615,886

Strategic Value Portfolio — Service Shares (5/02)	2002	0.925	0.699	208,501
	2001	1.024	0.925	134,151

Worldwide Growth Portfolio — Service Shares (5/00)	2002	0.609	0.446	15,628,276
	2001	0.798	0.609	16,824,804

Salomon Brothers Variable Series Fund Inc.
Capital Fund — Class I (10/98)	2002	1.529	1.130	11,108,929
	2001	1.522	1.529	5,065,288
	2000	1.305	1.522	907,328
	1999	1.084	1.305	216,465
	1998	1.000	1.084	55,964

High Yield Bond Fund — Class I (8/98)	2002	1.055	1.116	354,505
	2001	1.017	1.055	421,112
	2000	1.032	1.017	319,825
	1999	0.991	1.032	208,039
	1998	1.000	0.991	117,685

Investors Fund — Class I (6/98)	2002	1.216	0.923	19,285,142
	2001	1.287	1.216	15,853,833
	2000	1.132	1.287	7,090,936
  A-1

  Accumulation Unit Values (in dollars)

  1.25 M&E, 0.15 Adm = 1.40% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Investors Fund — Class I (continued)	1999	1.029	1.132	3,905,967
	1998	1.000	1.029	1,764,644

Small Cap Growth Fund — Class I (5/00)	2002	0.903	0.581	1,607,181
	2001	0.987	0.903	1,517,383

Strategic Bond Fund — Class I (8/98)	2002	1.145	1.229	1,123,744
	2001	1.086	1.145	914,232
	2000	1.026	1.086	624,887
	1999	1.037	1.026	344,250
	1998	1.000	1.037	127,127

The Travelers Series Trust
Equity Income Portfolio (12/96)	2002	1.521	1.291	25,581,166
	2001	1.652	1.521	27,130,603
	2000	1.535	1.652	22,535,737

Large Cap Portfolio (12/96)	2002	1.459	1.111	21,047,983
	2001	1.790	1.459	24,478,964
	2000	2.123	1.790	22,306,844

The Universal Institutional Funds, Inc.
Active International Allocation Portfolio (5/00)	2002	0.724	0.587	496,810
	2001	0.917	0.724	432,621

Emerging Markets Equity Portfolio (11/98)	2002	0.820	0.737	360,817
	2001	0.889	0.820	359,559
	2000	1.484	0.889	309,348
	1999	0.769	1.484	238,502
	1998	1.000	0.769	27,410

Equity Growth Portfolio (5/00)	2002	0.688	0.490	1,471,505
	2001	0.823	0.688	1,122,971

Global Value Equity Portfolio (6/98)	2002	1.025	0.840	1,131,407
	2001	1.000	1.025	1,261,854
	2000	1.017	1.118	922,022
	1999	0.991	1.017	508,044
  A-2

  Accumulation Unit Values (in dollars)

  1.25 M&E, 0.15 Adm = 1.40% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Mid Cap Growth Portfolio (5/00)	2002	0.600	0.407	1,131,038
	2001	0.861	0.600	1,118,232

Mid Cap Value Portfolio (6/98)	2002	1.288	0.914	1,337,465
	2001	1.348	1.288	1,390,184
	2000	1.235	1.348	859,060
	1999	1.042	1.235	818,991
	1998	1.000	1.042	219,618

Technology Portfolio (5/00)	2002	0.330	0.166	1,840,625
	2001	0.654	0.330	1,926,762

U.S. Real Estate Portfolio (10/98)	2002	1.184	1.158	480,808
	2001	1.093	1.184	478,734
	2000	0.866	1.093	138,149
	1999	0.909	0.866	105,964

Value Portfolio (7/98)	2002	1.059	0.813	1,728,646
	2001	1.050	1.059	1,653,571
	2000	0.852	1.050	938,077
	1999	0.880	0.852	853,765
	1998	1.000	0.880	258,345

Van Kampen Life Investment Trust
Comstock Portfolio — Class II Shares (12/00)	2002	1.024	0.814	6,548,811
	2001	1.069	1.024	3,476,351
	2000	1.000	1.069	1,000

Domestic Income Portfolio — Class II Shares (12/00)	2002	1.083	1.076	—
	2001	1.002	1.083	532,043
	2000	1.000	1.002	1,000

Emerging Growth Portfolio — Class II Shares (12/00)	2002	0.664	0.441	3,785,426
	2001	0.986	0.664	2,180,793
	2000	1.000	0.986	4,000
  A-3

  Accumulation Unit Values (in dollars)

  1.25 M&E, 0.15 Adm = 1.40% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Enterprise Portfolio — Class II Shares (12/00)	2002	0.781	0.542	592,082
	2001	0.997	0.781	522,639
	2000	1.000	0.997	2,000

Government Portfolio — Class II Shares (12/00)	2002	1.055	1.138	2,745,874
	2001	1.003	1.055	1,182,897
	2000	1.000	1.003	1,000

Growth and Income Portfolio — Class II Shares (12/00)	2002	0.960	0.807	2,048,852
	2001	1.036	0.960	1,495,065
	2000	1.000	1.036	2,000

Money Market Portfolio — Class II Shares (12/00)	2002	1.022	1.017	3,739,948
	2001	1.002	1.022	2,261,379
	2000	1.000	1.002	4,507

Variable Insurance Products Fund II
Contrafund® Portfolio — Service Class 2 (5/01)	2002	0.796	0.710	9,701,628
	2001	0.923	0.796	8,023,592

Variable Insurance Products Fund III
Mid Cap Portfolio — Service Class 2 (5/01)	2002	0.999	0.887	5,310,526
	2001	1.050	0.999	1,727,443

  A-4

  Accumulation Unit Values (in dollars)

  1.25 M&E, 0.15 Adm, .20 ESP = 1.60% Net Expense

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Janus Aspen Series
Balanced Portfolio — Service Shares (5/00)	2002	0.910	0.836	349,207
	2001	1.000	0.910	334,095

Capital Appreciation Portfolio — Service Shares (5/02)	2002	0.671	0.555	84,555
	2001	1.000	0.671	89,459

Strategic Value Portfolio — Service Shares (5/02)	2002	0.924	0.696	234,183
	2001	1.000	0.924	65,274

Worldwide Growth Portfolio — Service Shares (5/00)	2002	0.608	0.444	178,641
	2001	0.715	0.608	259,969

Salomon Brothers Variable Series Fund Inc.
Capital Fund — Class I (10/98)	2002	1.527	1.126	164,831
	2001	1.000	1.527	133,745

High Yield Bond Fund — Class I (8/98)	2002	1.053	1.112	24,066
	2001	1.000	1.053	29,395

Investors Fund — Class I (6/98)	2002	1.214	0.920	340,212
	2001	1.000	1.214	197,379

Small Cap Growth Fund — Class I (5/00)	2002	0.901	0.579	217,040
	2001	1.000	0.901	94,940

Strategic Bond Fund — Class I (8/98)	2002	1.143	1.225	268,754
	2001	1.000	1.143	140,242

The Travelers Series Trust
Equity Income Portfolio (12/96)	2002	1.519	1.287	64,328
	2001	1.000	1.519	89,211

Large Cap Portfolio (12/96)	2002	1.457	1.107	108,235
	2001	1.635	1.457	138,251
  A-5

  Accumulation Unit Values (in dollars)

  1.25 M&E,0.15 Adm, .20 ESP = 1.60% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

The Universal Institutional Funds, Inc.
Active International Allocation Portfolio (5/00)	2002	0.723	0.585	33,657
	2001	1.000	0.723	11,162

Emerging Markets Equity Portfolio (11/98)	2002	0.819	0.734	733
	2001	1.000	0.819	735

Equity Growth Portfolio (5/00)	2002	0.687	0.488	118,634
	2001	1.000	0.687	110,211

Global Value Equity Portfolio (6/98)	2002	1.023	0.837	57,286
	2001	1.099	1.023	57,290

Mid Cap Growth Portfolio (5/00)	2002	0.599	0.406	52,286
	2001	1.000	0.599	79,193

Mid Cap Value Portfolio (6/98)	2002	1.286	0.911	112,891
	2001	1.000	1.286	56,627

Technology Portfolio (5/00)	2002	0.329	0.165	55,042
	2001	1.000	0.329	102,301

U.S. Real Estate Portfolio (10/98)	2002	1.182	1.154	58,205
	2001	1.103	1.182	41,338

Value Portfolio (7/98)	2002	1.057	0.810	44,017
	2001	1.086	1.057	48,556

Van Kampen Life Investment Trust
Comstock Portfolio — Class II Shares (12/00)	2002	1.023	0.811	511,591
	2001	1.000	1.023	554,533

Domestic Income Portfolio Class II Shares (12/00)	2002	1.081	1.073	—
	2001	1.000	1.081	121,698

Emerging Growth Portfolio — Class II Shares (12/00)	2002	0.663	0.440	204,548
	2001	1.000	0.663	196,322
  A-6

  Accumulation Unit Values (in dollars)

  1.25 M&E, 0.15 Adm, .20 ESP = 1.60% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Enterprise Portfolio — Class II Shares (12/00)	2002	0.779	0.540	162,175
	2001	1.000	0.779	249,534

Government Portfolio — Class II Shares (12/00)	2002	1.054	1.134	552,439
	2001	1.000	1.054	276,796

Growth and Income Portfolio — Class II Shares (12/00)	2002	0.958	0.804	830,360
	2001	1.000	0.958	653,059

Money Market Portfolio — Class II Shares (12/00)	2002	1.020	1.014	618,842
	2001	1.000	1.020	467,658

Variable Insurance Products Fund II
Contrafund® Portfolio — Service Class 2 (5/01)	2002	0.795	0.707	173,492
	2001	0.845	0.795	67,791

Variable Insurance Products Fund III
Mid Cap Portfolio — Service Class 2 (5/01)	2002	0.998	0.883	99,631
	2001	0.984	0.998	4,842

  Notes

  In 2002 Van Kampen Life Investment Trust: Government Portfolio acquired all the assets and stated liabilities of Van Kampen Life Investment Trust: Domestic Income Portfolio Class II shares, so it is no longer available as a funding option.

  The number of units outstanding for the 2001 yearend have been restated to include Annuity Units, where appropriate.

  The date next to each funding option’s name reflects the date money first came into the funding option through the Separate Account.

  Funding options not listed above had no amounts allocated to them or were not available as of December 31, 2002.

  “Number of Units outstanding at end of period” may include units for Contract Owners in payout phase, where appropriate.

  A-

  APPENDIX B — CONDENSED FINANCIAL INFORMATION

  THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES
  Accumulation Unit Values (in dollars)

  The following tables provide the Accumulation Unit Value information for the variable charge of 1.40% = (Standard Benefit without E.S.P.) and the variable charge of 1.60% = (Standard Death Benefit with E.S.P.)

  1.25 M&E, 0.15 Adm = 1.40% Net Expense

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Janus Aspen Series
Balanced Portfolio — Service Shares (5/01)	2002	0.911	0.839	15,615,585
	2001	0.972	0.911	12,635,819

Capital Appreciation Portfolio — Service Shares (5/01)	2002	0.672	0.557	3,211,262
	2001	0.872	0.672	2,849,671

Strategic Value Portfolio — Service Shares (5/01)	2002	0.925	0.699	858,024
	2001	1.024	0.925	749,723

Worldwide Growth Portfolio — Service Shares (5/01)	2002	0.609	0.446	22,039,418
	2001	0.798	0.609	22,841,930

Salomon Brothers Variable Series Fund Inc.
Capital Fund — Class I (5/98)	2002	1.529	1.130	14,322,306
	2001	1.522	1.529	12,398,140
	2000	1.305	1.522	5,750,512
	1999	1.084	1.305	2,802,945
	1998	1.000	1.084	1,220,503

High Yield Bond Fund — Class I (5/98)	2002	1.055	1.116	3,974,358
	2001	1.017	1.055	3,941,691
	2000	1.032	1.017	3,132,176
	1999	0.991	1.032	3,085,254
	1998	1.000	0.991	2,965,625

Investors Fund — Class I (4/98)	2002	1.216	0.923	19,758,109
	2001	1.287	1.216	19,646,073
	2000	1.132	1.287	12,889,045
  B-1

  Accumulation Unit Values (in dollars)

  1.25 M&E, 0.15 Adm = 1.40% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Investors Fund — Class I (continued)	1999	1.029	1.132	8,670,638
	1998	1.000	1.029	3,232,444

Small Cap Growth Fund — Class I (5/01)	2002	0.903	0.581	5,433,439
	2001	0.987	0.903	4,642,573

Strategic Bond Fund — Class I (5/98)	2002	1.145	1.229	9,223,742
	2001	1.086	1.145	7,447,350
	2000	1.026	1.086	4,817,402
	1999	1.037	1.026	3,695,681
	1998	1.000	1.037	1,887,776

The Travelers Series Trust
Equity Income Portfolio (12/96)	2002	1.521	1.291	34,048,348
	2001	1.652	1.521	37,812,927
	2000	1.535	1.652	37,849,058

Large Cap Portfolio (12/96)	2002	1.459	1.111	27,044,542
	2001	1.790	1.459	31,933,410
	2000	2.123	1.790	34,231,282

The Universal Institutional Funds, Inc.
Active International Allocation Portfolio (5/01)	2002	0.724	0.587	2,788,898
	2001	0.917	0.724	2,321,630

Emerging Markets Equity Portfolio (5/98)	2002	0.820	0.737	2,858,356
	2001	0.889	0.820	3,202,246
	2000	1.484	0.889	2,933,453
	1999	0.769	1.484	1,187,791
	1998	1.000	0.769	325,885

Equity Growth Portfolio (5/01)	2002	0.688	0.490	5,699,969
	2001	0.823	0.688	5,808,229

Global Value Equity Portfolio (5/98)	2002	1.025	0.840	8,455,101
	2001	1.000	1.025	8,990,510
	2001	1.118	1.000	—
	2000	1.017	1.118	7,845,996
	1999	0.991	1.017	4,937,653
  B-2

  Accumulation Unit Values (in dollars)

  1.25 M&E, 0.15 Adm = 1.40% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Mid Cap Growth Portfolio (5/00)	2002	0.600	0.407	7,622,040
	2001	0.861	0.600	7,985,971

Mid Cap Value Portfolio (5/98)	2002	1.288	0.914	11,612,663
	2001	1.348	1.288	12,284,770
	2000	1.235	1.348	9,721,232
	1999	1.042	1.235	5,752,898
	1998	1.000	1.042	3,208,568

Technology Portfolio (5/00)	2002	0.330	0.166	11,141,281
	2001	0.654	0.330	12,911,565

U.S. Real Estate Portfolio (5/98)	2002	1.184	1.158	3,294,235
	2001	1.093	1.184	3,245,254
	2000	0.866	1.093	2,626,035
	1999	0.909	0.866	1,437,131
	1998	1.000	0.909	693,461

Value Portfolio (5/98)	2002	1.059	0.813	12,016,877
	2001	1.050	1.059	12,306,001
	2000	0.852	1.050	9,127,020
	1999	0.880	0.852	6,166,448
	1998	1.000	0.880	2,812,523

Van Kampen Life Investment Trust
Comstock Portfolio — Class II Shares (12/00)	2002	1.024	0.814	13,051,055
	2001	1.069	1.024	8,766,086
	2000	1.000	1.069	5,863

Domestic Income Portfolio —
Class II Shares (1/01)	2002	1.083	1.076	—
	2001	1.002	1.083	1,921,091

Emerging Growth Portfolio —
Class II Shares (12/00)	2002	0.664	0.441	6,091,660
	2001	0.986	0.664	4,736,674
	2000	1.000	0.986	35,033
  B-3

  Accumulation Unit Values (in dollars)

  1.25 M&E, 0.15 Adm = 1.40% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Enterprise Portfolio — Class II Shares (12/00)	2002	0.781	0.542	2,652,351
	2001	0.997	0.781	2,530,977
	2000	1.000	0.997	1,594

Government Portfolio — Class II Shares (1/01)	2002	1.055	1.138	11,804,308
	2001	1.000	1.055	5,139,233

Growth and Income Portfolio — Class II Shares (12/00)	2002	0.960	0.807	8,347,922
	2001	1.036	0.960	7,010,204
	2000	1.000	1.036	38,789

Money Market Portfolio — Class II Shares (1/01)	2002	1.022	1.017	8,415,892
	2001	1.002	1.022	7,227,474
	2000	1.000	1.002	—

Variable Insurance Products Fund II
Contrafund® Portfolio — Service Class 2 (5/01)	2002	0.796	0.710	10,767,860
	2001	0.923	0.796	8,215,904

Variable Insurance Products Fund III
Mid Cap Portfolio — Service Class 2 (5/01)	2002	0.999	0.887	4,832,433
	2001	1.050	0.999	1,308,941

  B-4

  Accumulation Unit Values (in dollars)

  1.25 M&E, 0.15 Adm, .20 ESP = 1.60% Net Expense

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Janus Aspen Series
Balanced Portfolio — Service Shares (5/01)	2002	0.910	0.836	1,889,750
	2001	1.000	0.910	1,393,717

Capital Appreciation Portfolio — Service Shares (5/01)	2002	0.671	0.555	930,399
	2001	1.000	0.671	989,729

Strategic Value Portfolio — Service Shares (5/01)	2002	0.924	0.696	438,184
	2001	1.000	0.924	338,809

Worldwide Growth Portfolio — Service Shares (5/01)	2002	0.608	0.444	2,427,740
	2001	1.000	0.608	2,406,047

Salomon Brothers Variable Series Fund Inc.
Capital Fund — Class I (5/98)	2002	1.527	1.126	1,870,724
	2001	1.000	1.527	1,558,759

High Yield Bond Fund — Class I (5/98)	2002	1.053	1.112	1,031,454
	2001	1.000	1.053	540,917

Investors Fund — Class I (4/98)	2002	1.214	0.920	1,382,902
	2001	1.000	1.214	1,037,329

Small Cap Growth Fund — Class I (5/01)	2002	0.901	0.579	1,204,866
	2001	1.000	0.901	940,675

Strategic Bond Fund — Class I (5/98)	2002	1.143	1.225	1,831,758
	2001	1.000	1.143	1,288,247

The Travelers Series Trust
Equity Income Portfolio (12/96)	2002	1.519	1.287	1,313,576
	2001	1.000	1.519	841,328

Large Cap Portfolio (12/96)	2002	1.457	1.107	697,276
	2001	1.000	1.457	580,647
  B-5

  Accumulation Unit Values (in dollars)

  1.25 M&E, 0.15 Adm, .20 ESP = 1.60% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

The Universal Institutional Funds, Inc.
Active International Allocation Portfolio (5/01)	2002	0.723	0.585	955,820
	2001	1.000	0.723	878,176

Emerging Markets Equity Portfolio (5/98)	2002	0.819	0.734	287,955
	2001	1.000	0.819	237,107

Equity Growth Portfolio (5/01)	2002	0.687	0.488	2,003,520
	2001	1.000	0.687	1,876,512

Global Value Equity Portfolio (5/98)	2002	1.023	0.837	916,129
	2001	1.000	1.023	738,742

Mid Cap Growth Portfolio (5/00)	2002	0.599	0.406	1,441,012
	2001	1.000	0.599	1,418,290

Mid Cap Value Portfolio (5/98)	2002	1.286	0.911	2,390,330
	2001	1.000	1.286	2,072,609

Technology Portfolio (5/00)	2002	0.329	0.165	2,271,230
	2001	1.000	0.329	2,263,429

U.S. Real Estate Portfolio (5/98)	2002	1.182	1.154	624,366
	2001	1.000	1.182	575,965

Value Portfolio (5/98)	2002	1.057	0.810	1,895,147
	2001	1.000	1.057	1,524,824

Van Kampen Life Investment Trust
Comstock Portfolio — Class II Shares (12/00)	2002	1.023	0.811	7,429,824
	2001	1.000	1.023	5,630,049

Domestic Income Portfolio Class II Shares (1/01)	2002	1.081	1.073	—
	2001	1.000	1.081	1,477,358

Emerging Growth Portfolio — Class II Shares (12/00)	2002	0.663	0.440	3,634,609
	2001	1.000	0.663	2,877,751
  B-6

  Accumulation Unit Values (in dollars)

  1.25 M&E, 0.15 Adm, .20 ESP = 1.60% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Enterprise Portfolio — Class II Shares (12/00)	2002	0.779	0.540	1,392,298
	2001	1.000	0.779	1,289,753

Government Portfolio — Class II Shares (1/01)	2002	1.054	1.134	5,757,865
	2001	1.000	1.054	2,195,620

Growth and Income Portfolio — Class II Shares (12/00)	2002	0.958	0.804	4,273,357
	2001	1.000	0.958	3,526,966

Money Market Portfolio — Class II Shares (1/01)	2002	1.020	1.014	4,565,764
	2001	1.000	1.020	2,802,694

Variable Insurance Products Fund II
Contrafund® Portfolio — Service Class 2 (5/01)	2002	0.795	0.707	1,448,191
	2001	1.000	0.795	812,432

Variable Insurance Products Fund III
Mid Cap Portfolio — Service Class 2 (5/01)	2002	0.998	0.883	645,680
	2001	1.000	0.998	422,120

  Notes

  In 2002 Van Kampen Life Investment Trust: Government Portfolio acquired all the assets and stated liabilities of Van Kampen Life Investment Trust: Domestic Income Portfolio Class II shares, so it is no longer available as a funding option.

  The number of units outstanding for the 2001 yearend have been restated to include Annuity Units, where appropriate.

  The date next to each funding option’s name reflects the date money first came into the funding option through the Separate Account.

  Funding options not listed above had no amounts allocated to them or were not available as of December 31, 2002.

  “Number of Units outstanding at end of period” may include units for Contract Owners in payout phase, where appropriate.

  B-7

  APPENDIX C

  THE FIXED ACCOUNT

  The Fixed Account is part of the Company’s general account assets. These general account assets include all assets of the Company other than those held in the separate accounts sponsored by the Company or its affiliates.

  The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the general account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

  Under the Fixed Account, the Company assumes the risk of investment gain or loss, guarantees a specified interest rate, and guarantees a specified periodic annuity payment. The investment gain or loss of the Separate Account or any of the funding options does not affect the Fixed Account contract value, or the dollar amount of fixed annuity payments made under any payout option.

  We guarantee that, at any time, the Fixed Account contract value will not be less than the amount of the purchase payments allocated to the Fixed Account, plus interest credited as described below, less any applicable premium taxes or prior withdrawals.

  Purchase payments allocated to the Fixed Account and any transfers made to the Fixed Account become part of the Company’s general account, which supports insurance and annuity obligations. The general account and any interest therein is not registered under, or subject to the provisions of, the Securities Act of 1933 or Investment Company Act of 1940. We will invest the assets of the Fixed Account at our discretion. Investment income from such Fixed Account assets will be allocated to us and to the Contracts participating in the Fixed Account.

  Investment income from the Fixed Account allocated to us includes compensation for mortality and expense risks borne by us in connection with Fixed Account Contracts. The amount of such investment income allocated to the Contracts will vary from year to year in our sole discretion at such rate or rates as we prospectively declare from time to time.

  We guarantee the initial rate for any allocations into the Fixed Account for one year from the date of such allocation. We guarantee subsequent renewal rates for the calendar quarter. We also guarantee that for the life of the Contract we will credit interest at not less than 3% per year. We will determine any interest we credit to amounts allocated to the Fixed Account in excess of 3% per year in our sole discretion. You assume the risk that interest credited to the Fixed Account may not exceed the minimum guarantee of 3% for any given year.

  Transfers

  You may make transfers from the Fixed Account to any other available variable funding option(s) twice a year during the 30 days following the semiannual anniversary of the contract date. We limit transfers to an amount of up to 15% of the Fixed Account contract value on the semiannual contract date anniversary. (This restriction does not apply to transfers under the Dollar Cost Averaging Program.) Amounts previously transferred from the Fixed Account to variable funding options may not be transferred back to the Fixed Account for a period of at least six months from the date of transfer. We reserve the right to waive either of these restrictions.

  Automated transfers from the Fixed Account to any of the variable funding options may begin at any time. Automated transfers from the Fixed Account may not deplete your Fixed Account value in a period of less than twelve months from your enrollment in the Dollar Cost Averaging Program.

  C-1

  APPENDIX D

  CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

  The Statement of Additional Information contains more specific information and financial statements relating to The Travelers Insurance Company or The Travelers Life and Annuity Company. A list of the contents of the Statement of Additional Information is set forth below:

        The Insurance Company
        Principal Underwriter
        Distribution and Principal Underwriting Agreement
        Valuation of Assets
        Performance Information
        Federal Tax Considerations
        Independent Accountants
        Financial Statements

  Copies of the Statement of Additional Information dated May 1, 2003 are available without charge. To request a copy, please clip this coupon on the line above, enter your name and address in the spaces provided below, and mail to: The Travelers Insurance Company, Annuity Investor Services, One Cityplace, Hartford, Connecticut 06103-3415. The Travelers Insurance Company Statement of Additional Information is printed on Form L-20686S, and The Travelers Life and Annuity Statement of Additional Information is printed on Form L-20687S.

Name:

Address:

  D-1

L-21166-A	May 1, 2003

  PART B

  Information Required in a Statement of Additional Information

  PORTFOLIO ARCHITECT
  PORTFOLIO ARCHITECT SELECT
  PREMIER ADVISERS

  STATEMENT OF ADDITIONAL INFORMATION

  dated

  May 1, 2003

  for

  THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES

  ISSUED BY

  THE TRAVELERS LIFE AND ANNUITY COMPANY

  This Statement of Additional Information (“SAI”) is not a prospectus but relates to, and should be read in conjunction with, the Individual Variable Annuity Contract Prospectus dated May 1, 2003. A copy of the Prospectus may be obtained by writing to The Travelers Life and Annuity Company, Annuity Investor Services, One Cityplace, Hartford, Connecticut 06103-3415, or by calling (800) 842-9368 or by accessing the Securities and Exchange Commission’s website at http://www.sec.gov.

THE INSURANCE COMPANY	2
PRINCIPAL UNDERWRITER	2
DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT	2
VALUATION OF ASSETS	2
PERFORMANCE INFORMATION	3
FEDERAL TAX CONSIDERATIONS	22
INDEPENDENT AUDITORS	25
FINANCIAL STATEMENTS	F-1

  THE INSURANCE COMPANY

  The Travelers Life and Annuity Company (the “Company”) is a stock insurance company chartered in 1973 in Connecticut and continuously engaged in the insurance business since that time. The Company is licensed to conduct a life insurance business in all states (except New York) and the District of Columbia and Puerto Rico. The Company’s Home Office is located at One Cityplace Hartford, Connecticut 06103-3415.

  The Company is a wholly owned subsidiary of The Travelers Insurance Company, an indirect, wholly owned subsidiary of Citigroup Inc. (“Citigroup”), a diversified holding company whose businesses provide a broad range of financial services to consumer and corporate customers around the world. Citigroup’s activities are conducted through the Global Consumer, Global Corporate and Investment Bank, Global Investment Management and Private Banking, and Investment Activities segments.

  State Regulation. The Company is subject to the laws of the state of Connecticut governing insurance companies and to regulation by the Insurance Commissioner of the state of Connecticut (the “Commissioner”). An annual statement covering the operations of the Company for the preceding year, as well as its financial conditions as of December 31 of such year, must be filed with the Commissioner in a prescribed format on or before March 1 of each year. The Company’s books and assets are subject to review or examination by the Commissioner or his agents at all times, and a full examination of its operations is conducted at least once every four years.

  The Company is also subject to the insurance laws and regulations of all other states in which it is licensed to operate. However, the insurance departments of each of these states generally apply the laws of the home state (jurisdiction of domicile) in determining the field of permissible investments.

  The Separate Account. The Travelers Fund ABD II for Variable Annuities (“Fund ABD II”) meets the definition of a separate account under the federal securities laws, and will comply with the provisions of the 1940 Act. Additionally, the operations of Fund ABD II are subject to the provisions of Section 38a-433 of the Connecticut General Statutes, which authorizes the Commissioner to adopt regulations under it. Section 38a-433 contains no restrictions on the investments of Fund ABD II, and the Commissioner has adopted no regulations under the Section that affect Fund ABD II.

  PRINCIPAL UNDERWRITER

  Travelers Distribution LLC (“TDLLC”) serves as principal underwriter for Fund ABD II and the Contracts. The offering is continuous. TDLLC’s principal executive offices are located at One Cityplace, Hartford, Connecticut. TDLLC is affiliated with the Company and Fund ABD II.

  DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT

  Under the terms of the Distribution and Principal Underwriting Agreement among Fund ABD II, TDLLC and the Company, TDLLC acts as agent for the distribution of the Contracts and as principal underwriter for the Contracts. The Company reimburses TDLLC for certain sales and overhead expenses connected with sales functions.

  VALUATION OF ASSETS

  Funding Options: The value of the assets of each Funding Option is determined at 4:00 p.m. eastern time on each business day, unless we need to close earlier due to an emergency. A business day is any day the New York Stock Exchange is open. It is expected that the Exchange will be closed on Saturdays and Sundays and on the observed holidays of New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each security traded on a national securities exchange is valued at the last reported sale price on the business day. If there has been no sale on that day, then the value of the security is taken to be the mean between the reported bid and asked prices on the business day or on the basis of quotations received from a reputable broker or any other recognized source.

  Any security not traded on a securities exchange but traded in the over-the-counter-market and for which market quotations are readily available is valued at the mean between the quoted bid and asked prices on the business day or on the basis of quotations received from a reputable broker or any other recognized source.

  2

  Securities traded on the over-the-counter-market and listed securities with no reported sales are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

  Short-term investments for which a quoted market price is available are valued at market. Short-term investments maturing in more than sixty days for which there is no reliable quoted market price are valued by “marking to market” (computing a market value based upon quotations from dealers or issuers for securities of a similar type, quality and maturity.) “Marking to market” takes into account unrealized appreciation or depreciation due to changes in interest rates or other factors which would influence the current fair values of such securities. Short-term investments maturing in sixty days or less for which there is no reliable quoted market price are valued at amortized cost which approximates market.

  The Contract Value: The value of an Accumulation Unit on any business day is determined by multiplying the value on the preceding business day by the net investment factor for the valuation period just ended. The net investment factor is used to measure the investment performance of a Funding Option from one valuation period to the next. The net investment factor for a Funding Option for any valuation period is equal to the sum of 1.000000 plus the net investment rate (the gross investment rate less any applicable Funding Option deductions during the valuation period relating to the mortality and expense risk charge and the administrative expense charge). The gross investment rate of a Funding Option is equal to (a) minus (b), divided by (c) where:

                   (a) = investment income plus capital gains and losses (whether realized or unrealized);

                   (b) = any deduction for applicable taxes (presently zero); and

                   (c) = the value of the assets of the funding option at the beginning of the valuation period.

  The gross investment rate may be either positive or negative. A Funding Option’s investment income includes any distribution whose ex-dividend date occurs during the valuation period.

  Accumulation Unit Value. The value of the accumulation unit for each Funding Option was initially established at $1.00. The value of an accumulation unit on any business day is determined by multiplying the value on the preceding business day by the net investment factor for the valuation period just ended. The net investment factor is calculated for each Funding Option and takes into account the investment performance, expenses and the deduction of certain expenses.

  Annuity Unit Value. The initial Annuity Unit Value applicable to each Funding Option was established at $1.00. An Annuity Unit Value as of any business day is equal to (a) the value of the Annuity Unit on the preceding business day, multiplied by (b) the corresponding net investment factor for the business day just ended, divided by (c) the assumed net investment factor for the valuation period. (For example, the assumed net investment factor based on an annual assumed net investment rate of 3.0% for a valuation period of one day is 1.000081 and, for a period of two days, is 1.000081 x 1.000081.)

  PERFORMANCE INFORMATION

  From time to time, the Company may advertise several types of historical performance for the Funding Options of Fund ABD II. The Company may advertise the “standardized average annual total returns” of the Funding Options available through Fund ABD II, calculated in a manner prescribed by the Securities and Exchange Commission, as well as the “nonstandardized total returns,” as described below:

  STANDARDIZED METHOD. Quotations of average annual total returns are computed according to a formula in which a hypothetical initial investment of $1,000 is allocated to the Funding Option, and then related to ending redeemable values over one-, five- and ten-year periods, or for a period covering the time during which the Funding Option has been in existence, if less. If a Funding Option has been in existence for less than one year, the “since inception” total return performance quotations are year-to-date and are not average annual total returns. These quotations reflect the deduction of all recurring charges during each period (on a pro rata basis in the case of fractional periods). The deduction for the annual contract administrative charge is converted to a percentage of assets based on the actual fee collected, divided by the average net assets per contract sold under the Prospectus to which this SAI relates. Each quotation assumes a total redemption at the en d of each period with any applicable withdrawal charge deducted at that time.

  3

  NONSTANDARDIZED METHOD. Nonstandardized “total returns” will be calculated in a similar manner based on the performance of the Funding Options over a period of time, usually for the calendar year-to-date, and for the past one-, three-, five- and ten-year periods. Nonstandardized total returns will not reflect the deduction of any applicable withdrawal charge or the annual contract administrative charge, which, if reflected, would decrease the level of performance shown. The withdrawal charge is not reflected because the Contract is designed for long-term investment.

  For Funding Options that were in existence before they became available under Fund ABD II, the nonstandardized average annual total return quotations will reflect the investment performance that such Funding Options would have achieved (reduced by the applicable charges) had they been held under the Contract for the period quoted. The total return quotations are based upon historical earnings and are not necessarily representative of future performance.

  Average annual total returns for each of the Funding Options computed according to the standardized and nonstandardized methods for the period ending December 31, 2002 are set forth in the following tables.

  4

  Travelers Portfolio Architect

  Standardized Performance as of 12/31/02

STOCK ACCOUNTS:	1 Year	5 Year	10 Year (or inception)

AIM Capital Appreciation Portfolio	-30.66%	—	-32.83%	9/18/00
AIM V.I. Premier Equity Fund	-36.56%	—	-27.83%	9/18/00
Alliance Growth Portfolio	-39.63%	-8.01%	-1.80%	12/17/96
Alliance Premier Growth Portfolio — Class B*	-37.10%	—	-29.31%	5/1/00
Capital Appreciation Fund (Janus)	-31.78%	-2.05%	2.69%	12/16/96
Credit Suisse Emerging Markets Portfolio	-19.27%	—	-9.80%	5/15/98
Delaware VIP REIT Series	-4.22%	—	2.72%	5/12/98
Dreyfus VIF Appreciation Portfolio	-24.03%	—	-4.75%	4/1/98
Dreyfus VIF Developing Leaders Portfolio	-26.26%	—	-4.93%	4/8/98
Equity Income Portfolio (Fidelity)	-21.46%	-2.79%	2.77%	12/16/96
Equity Index Portfolio — Class II	-29.27%	—	-13.72%	5/18/99
Federated Stock Portfolio	-26.44%	-2.35%	2.33%	1/10/97
Fidelity VIP Dynamic Capital Appreciation Portfolio — Service Class 2	-15.56%	—	-18.90%	5/1/01
Fidelity VIP Contrafund® Portfolio — Service Class 2	-17.45%	—	-14.97%	5/1/00
Fidelity VIP Mid Cap Portfolio — Service Class 2*	-17.84%	—	-10.06%	5/1/01
Franklin Mutual Shares Securities Fund — Class 2*		—	-21.76%	5/1/02
Janus Aspen Global Life Sciences Portfolio — Service Shares	-35.90%	—	-17.91%	5/1/00
Janus Aspen Global Technology Portfolio — Service Shares	-46.43%	—	-43.56%	5/1/00
Janus Aspen Worldwide Growth Portfolio — Service Shares*	-32.35%	—	-28.72%	5/1/00
Large Cap Portfolio (Fidelity)	-29.65%	-4.41%	0.18%	12/17/96
Lazard International Stock Portfolio	-20.56%	-8.20%	-5.28%	12/16/96
MFS Emerging Growth Portfolio	-40.24%	-7.78%	-3.52%	12/16/96
MFS Mid Cap Growth Portfolio	-53.73%	—	-10.74%	4/30/98
MFS Research Portfolio	-31.82%	—	-10.28%	5/12/98
Putnam VT International Growth Fund — Class IB Shares*	-24.92%	—	-23.68%	5/1/01
Putnam VT Small Cap Value Fund — Class IB Shares*	-25.47%	—	-12.17%	5/1/01
Putnam VT Voyager II Fund — Class IB Shares*	-35.93%	—	-33.16%	5/1/01
Salomon Brothers Variable Capital Fund	-31.75%	—	0.60%	5/22/98
Salomon Brothers Variable Emerging Growth Fund		—	-29.94%	5/1/02
Salomon Brothers Variable Growth and Income Fund		—	-25.95%	5/1/02
Salomon Brothers Variable Investors Fund	-29.89%	—	-3.78%	4/8/98
Salomon Brothers Variable Large Cap Growth Fund		—	-25.92%	5/1/02
Salomon Brothers Variable Small Cap Growth Fund	-40.68%	—	-21.18%	5/1/00
Templeton Growth Securities Fund — Class 2		—	-26.74%	5/1/02
  5

  Travelers Portfolio Architect

  Standardized Performance as of 12/31/02 (cont’d)

STOCK ACCOUNTS:	1 Year	5 Year	10 Year (or inception)

Travelers Disciplined Mid Cap Stock Portfolio	-21.82%	1.51%	4.76%	6/5/97
Van Kampen LIT Comstock Portfolio Class II Shares	-26.55%	—	-14.06%	12/18/00
Van Kampen LIT Enterprise Portfolio Class II Shares	-35.93%	—	-29.07%	12/18/00
BOND ACCOUNTS:
Federated High Yield Portfolio	-5.01%	-2.51%	0.08%	1/3/97
PIMCO Total Return Portfolio	0.25%	—	2.98%	5/1/01
Travelers Convertible Securities Portfolio	-15.04%	—	1.29%	5/12/98
Travelers Quality Bond Portfolio	-2.95%	2.45%	3.04%	12/17/96
BALANCED ACCOUNTS:
Janus Aspen Balanced Portfolio — Service Shares	-14.74%	—	-9.41%	5/1/00
MFS Total Return Portfolio	-13.44%	1.41%	4.09%	1/10/97
MONEY MARKET ACCOUNTS:
Travelers Money Market Portfolio	-7.29%	0.81%	1.21%	2/4/97

  The inception date used to calculate standardized performance is based on the date that the investment option became active in the product.

  *These funds offer multiple classes of shares. Their Performance may reflect the fees and performance of another class of the same fund for periods before the current class existed. If the current class's 12b-1 fee and other expenses were higher, the performance shown would be lower. Please see the reverse side for additional disclosure information

  An investment in the Money Market Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

  6

  Travelers Portfolio Architect

  Non-Standardized Performance as of 12/31/02

	Cumulative Returns					Average Annual Returns					Calendar Year Returns

STOCK ACCOUNTS:	YTD	1 YR	3 YR	5 YR	10 YR	3 YR	5 YR	10 YR	Inception		2001	2000	1999

AIM Capital Appreciation Portfolio	-26.14%	-26.14%	-51.49%	-20.62%	—	-21.90%	-5.31%	—	-1.60%	10/10/95	-24.98%	-11.82%	40.69%
AIM V.I. Premier Equity Fund	-32.42%	-32.42%	-51.45%	-18.43%	—	-21.87%	-4.79%	—	5.07%	5/5/93	-13.96%	-16.00%	27.86%
Alliance Growth Portfolio	-35.68%	-35.68%	-56.20%	-26.92%	—	-24.48%	-6.86%	—	5.08%	6/20/94	-14.74%	-19.52%	30.16%
Alliance Premier Growth Portfolio — Class B*	-32.99%	-32.99%	-55.75%	-15.24%	104.98%	-24.23%	-4.06%	6.44%	7.30%	6/26/92	-18.72%	-18.10%	30.06%
Capital Appreciation Fund (Janus)	-27.33%	-27.33%	-59.83%	-1.93%	120.01%	-26.61%	-1.23%	7.20%	5.51%	5/16/83	-27.27%	-23.12%	51.09%
Credit Suisse Emerging Markets Portfolio	-14.02%	-14.02%	-48.93%	-24.22%	—	-20.56%	-6.18%	—	-6.18%	12/31/97	-11.09%	-32.64%	78.55%
Delaware VIP REIT Series	1.82%	1.82%	41.30%		—	11.43%		—	3.48%	5/6/98	7.05%	29.27%	-4.16%
Dreyfus VIF Appreciation Portfolio	-19.09%	-19.09%	-29.53%	-0.45%	—	-11.61%	-0.93%	—	7.39%	4/5/93	-10.76%	-2.22%	9.69%
Dreyfus VIF Developing Leaders Portfolio	-21.46%	-21.46%	-19.05%	-6.54%	177.36%	-7.44%	-2.17%	9.73%	21.30%	8/31/90	-7.62%	11.52%	21.20%
Equity Income Portfolio (Fidelity)	-16.36%	-16.36%	-17.45%	-5.56%	—	-6.84%	-1.97%	—	4.18%	8/30/96	-8.10%	7.41%	3.25%
Equity Index Portfolio — Class II	-24.66%	-24.66%	-42.26%	-12.75%	108.00%	-17.26%	-3.51%	6.60%	7.36%	11/30/91	-13.76%	-10.75%	18.67%
Federated Stock Portfolio	-21.65%	-21.65%	-19.92%	-3.47%	—	-7.78%	-1.54%	—	4.82%	8/30/96	0.05%	2.13%	3.67%
Fidelity VIP Dynamic Capital Appreciation Portfolio — Service Class 2	-10.07%	-10.07%			—			—	-23.54%	9/26/00	-27.88%	—	—
Fidelity VIP Contrafund® Portfolio — Service Class 2	-12.09%	-12.09%	-30.79%	8.72%	—	-12.14%	0.83%	—	9.30%	1/3/95	-13.87%	-8.30%	22.18%
Fidelity VIP Mid Cap Portfolio — Service Class 2*	-12.50%	-12.50%	9.84%		—	2.45%		—	12.53%	12/29/98	-5.06%	31.91%	46.58%
Franklin Mutual Shares Securities Fund — Class 2*		-14.26%	0.84%	9.01%	—	-0.42%	0.88%	—	3.52%	11/8/96	5.34%	11.46%	11.78%
Janus Aspen Global Life Sciences Portfolio — Service Shares	-31.72%	-31.72%			—			—	-20.87%	1/18/00	-18.09%	—	—
Janus Aspen Global Technology Portfolio — Service Shares	-42.92%	-42.92%			—			—	-40.02%	1/18/00	-38.32%	—	—
Janus Aspen Worldwide Growth Portfolio — Service Shares*	-27.94%	-27.94%	-55.02%	-6.54%	—	-23.82%	-2.17%	—	7.48%	9/13/93	-23.86%	-17.32%	61.84%
Large Cap Portfolio (Fidelity)	-25.07%	-25.07%	-49.03%	-12.71%	—	-20.61%	-3.50%	—	1.99%	8/30/96	-18.65	-15.83%	27.27%
Lazard International Stock Portfolio	-15.39%	-15.39%	-46.83%	-29.07%	—	-19.49%	-7.41%	—	-4.09%	8/1/96	-27.37%	-12.84%	19.78%
MFS Emerging Growth Portfolio	-36.34%	-36.34%	-69.11%	-27.61%	—	-32.67%	-7.03%	—	-2.32%	8/30/96	-37.20%	-21.39%	73.98%
MFS Mid Cap Growth Portfolio	-50.70%	-50.70%	-60.34%		—	-26.92%		—	-9.57%	3/23/98	-24.89%	7.63%	61.58%
MFS Research Portfolio	-27.38%	-27.38%	-48.81%		—	-20.50%		—	-9.25%	3/23/98	-23.69%	-7.07%	21.72%
  7

  Travelers Portfolio Architect

  Non-Standardized Performance as of 12/31/02 (cont’d)

	Cumulative Returns					Average Annual Returns					Calendar Year Returns

STOCK ACCOUNTS:	YTD	1 YR	3 YR	5 YR	10 YR	3 YR	5 YR	10 YR	Inception		2001	2000	1999

Putnam VT International Growth Fund — Class IB Shares*	-20.04%	-20.04%	-44.36%	3.09%	—	-18.28%	-0.24%	—	1.87%	1/2/97	-21.35%	-11.04%	57.57%
Putnam VT Small Cap Value Fund — Class IB Shares*	-20.62%	-20.62%	13.53%		—	3.59%		—	3.36%	4/30/99	16.25	22.55%	—
Putnam VT Voyager II Fund — Class IB Shares*	-31.75%	-31.75%			—			—	-38.74%	9/28/00	-30.64%	—	—
Salomon Brothers Variable Capital Fund	-27.30%	-27.30%	-14.98%		—	-5.92%		—	2.82%	2/17/98	0.28%	16.38%	20.15%
Salomon Brothers Variable Emerging Growth Fund	-34.77%	-34.77%	-22.28%	114.48%	—	-8.69%	15.54%	—	13.41%	12/3/93	-6.83%	27.56%	102.91%
Salomon Brothers Variable Growth and Income Fund	-25.62%	-25.62%	-34.74%	-22.00%	46.78%	-13.84%	-5.64%	2.93%	3.20%	10/16/91	-14.53%	2.86%	8.19%
Salomon Brothers Variable Investors Fund	-25.32%	-25.32%	-20.04%		—	-7.82%		—	-1.66%	2/17/98	-5.68%	13.42%	9.88%
Salomon Brothers Variable Large Cap Growth Fund					—			—	-21.11%	5/1/02	—	—	—
Salomon Brothers Variable Small Cap Growth Fund		-36.80%	-33.66%		—	-13.37%		—	-7.22%	11/1/99	-8.70%	14.89%	—
Templeton Growth Securities Fund — Class 2		-20.84%	-23.26%	-18.19%	—	-9.07%	-4.74%	—	1.50%	3/15/94	-2.89%	-0.14%	18.92%
Travelers Disciplined Mid Cap Stock Portfolio		-16.74%	-9.66%	16.39%	—	-4.00%	2.22%	—	6.98%	4/1/97	-5.56%	14.77%	11.67%
Van Kampen LIT Comstock Portfolio Class II Shares		-21.77%	-4.35%		—	-2.16%		—	-3.77%	5/1/99	-4.35%	27.52%	—
Van Kampen LIT Enterprise Portfolio Class II Shares		-31.75%	-55.54%	-31.73%	49.54%	-24.11%	-8.11%	3.13%	4.15%	4/7/86	-21.84%	-15.99%	23.86%
BOND ACCOUNTS:
Federated High Yield Portfolio	1.02%	1.02%	-8.49%	-4.27%	—	-3.59%	-1.70%	—	1.55%	8/30/96
PIMCO Total Return Portfolio	6.29%	6.29%	23.61%	29.35%	—	6.57%	4.40%	—	4.40%	12/31/97	7.10%	8.44%	-2.16%
Travelers Convertible Securities Portfolio	-9.52%	-9.52%	-2.12%		—	-1.41%		—	2.07%	5/1/98	-2.40%	10.74%	16.82%
Travelers Quality Bond Portfolio	3.08%	3.08%	14.53%	21.71%	—	3.89%	3.13%	—	3.59%	8/30/96	5.42%	5.28%	-0.51%
  8

  Travelers Portfolio Architect

  Non-Standardized Performance as of 12/31/02 (cont’d)

	Cumulative Returns					Average Annual Returns					Calendar Year Returns

BALANCED ACCOUNTS:	YTD	1 YR	3 YR	5 YR	10 YR	3 YR	5 YR	10 YR	Inception		2001	2000	1999

Janus Aspen Balanced Portfolio — Service Shares	-8.16%	-8.16%	-17.62%	36.49%	—	-6.90%	5.53%	—	9.10%	9/13/93	-6.42%	-2.93%	24.75%
MFS Total Return Portfolio	-6.77%	-6.77%	4.27%	15.84%	—	0.69%	2.12%	—	6.75%	6/20/94	-1.59%	14.80%	1.00%
MONEY MARKET ACCOUNTS:
Travelers Money Market Portfolio	-0.22%	-0.22%	5.45%	12.70%	24.75%	1.07%	1.56%	1.27%	2.10%	12/31/87	2.13%	4.52%	3.30%

  The inception date is the date that the underlying fund commenced operations.

  *These funds offer multiple classes of shares. Their Performance may reflect the fees and performance of another class of the same fund for periods before the current class existed. If the current class's 12b-1 fee and other expenses were higher, the performance shown would be lower. Please see the reverse side for additional disclosure information

  An investment in the Money Market Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

  9

  Travelers Portfolio Architect Select
  Standardized Performance as of 12/31/02

	1 Year	5 Year	10 Year (or inception)

STOCK ACCOUNTS:
AIM Capital Appreciation Portfolio	-29.60%	—	-31.78%	09/18/00
AIM V.I. Premier Equity Fund	-35.51%	—	-26.78%	09/18/00
Alliance Growth Portfolio	-38.58%	-6.59%	-0.75%	12/17/96
Alliance Premier Growth Portfolio — Class B*	-36.05%	—	-28.26%	05/01/00
Capital Appreciation Fund (Janus)	-30.73%	-1.00%	3.74%	12/16/96
Credit Suisse Emerging Markets Portfolio	-18.22%	—	-8.75%	05/15/98
Delaware VIP REIT Series	-3.17%	—	3.77%	05/12/98
Dreyfus VIF Appreciation Portfolio	-22.98%	—	-3.70%	04/01/98
Dreyfus VIF Small Cap Portfolio	-25.21%	—	-3.88%	04/08/98
Equity Income Portfolio (Fidelity)	-20.41%	-1.74%	3.82%	12/16/96
Equity Index Portfolio — Class II	-28.22%	—	-12.67%	05/18/99
Federated Stock Portfolio	-25.39%	-1.31%	3.38%	01/10/97
Fidelity VIP Contrafund® Portfolio — Service Class 2	-16.40%	—	-13.92%	05/01/00
Fidelity VIP Mid Cap Portfolio — Service Class 2*	-16.79%	—	-9.01%	05/01/01
Janus Aspen Global Life Sciences Portfolio — Service Shares	-34.85%	—	-16.86%	05/01/00
Janus Aspen Global Technology Portfolio — Service Shares	-45.38%	—	-42.51%	05/01/00
Janus Aspen Worldwide Growth Portfolio — Service Shares*	-31.30%	—	-27.67%	05/01/00
Large Cap Portfolio (Fidelity)	-28.60%	-3.26%	1.23%	12/17/96
Lazard International Stock Portfolio	-19.51%	-7.14%	-4.23%	12/16/96
MFS Emerging Growth Portfolio	-39.19%	-6.76%	-2.47%	12/16/96
MFS Mid Cap Growth Portfolio	-52.68%	—	-9.69%	04/30/98
Putnam VT International Growth Fund — Class IB Shares*	-23.87%	—	-22.63%	05/01/01
Putnam VT Voyager II Fund — Class IB Shares*	-34.88%	—	-32.11%	05/01/01
Salomon Brothers Variable Capital Fund	-30.70%	—	-22.52%	05/01/01
Salomon Brothers Variable Investors Fund	-28.84%	—	-2.73%	04/08/98
Smith Barney Aggressive Growth Portfolio	-37.71%	—	-27.28%	05/01/01
Smith Barney Appreciation Portfolio	-23.73%	-1.21%	0.69%	06/11/97
Smith Barney Fundamental Value Portfolio	-27.23%	—	-1.37%	05/14/98
Smith Barney Large Cap Growth Portfolio	-30.43%	—	-24.15%	05/01/01
  10

  Travelers Portfolio Architect Select
  Standardized Performance as of 12/31/02 (cont’d)

	1 Year	5 Year	10 Year (or inception)

STOCK ACCOUNTS:
Travelers Disciplined Mid Cap Stock Portfolio	-20.77%	2.53%	5.81%	06/05/97
Van Kampen LIT Comstock Portfolio Class II Shares	-25.50%	—	-13.01%	12/18/00
Van Kampen LIT Emerging Growth Portfolio Class II Shares*	-37.72%	—	-34.98%	12/18/00
BOND ACCOUNTS:
Federated High Yield Portfolio	-3.96%	-1.48%	1.13%	01/03/97
PIMCO Total Return Portfolio	1.30%	—	4.03%	05/01/01
Travelers Convertible Securities Portfolio	-13.99%	—	2.34%	05/12/98
Travelers Quality Bond Portfolio	-1.90%	3.48%	4.09%	12/17/96
BALANCED ACCOUNTS:
Janus Aspen Balanced Portfolio — Service Shares	-13.69%	—	-8.36%	05/01/00
MFS Total Return Portfolio	-12.39%	2.44%	5.14%	01/10/97
MONEY MARKET ACCOUNTS:
Travelers Money Market Portfolio	-6.24%	1.86%	2.26%	02/04/97

  The inception date used to calculate standardized performance is based on the date that the investment option became active in the product.

  *These funds offer multiple classes of shares. Their Performance may reflect the fees and performance of another class of the same fund for periods before the current class existed. If the current class's 12b-1 fee and other expenses were higher, the performance shown would be lower. Please see the reverse side for additional disclosure information

  An investment in the Money Market Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

  11

  Travelers Portfolio Architect Select

  Nonstandardized Performance for as of 12/31/02

	Cumulative Returns					Average Annual Returns					Calendar Year Returns

	YTD	1 YR	3YR	5YR	10YR	3YR	5YR	10YR	Inception		2001	2000	1999

STOCK ACCOUNTS:
AIM Capital Appreciation Portfolio	-25.09%	-25.09%	-50.45%	-19.57%	—	-20.85%	-4.26%	—	-0.55%	10/10/95	-24.99%	-11.82%	40.70%
AIM V.I. Premier Equity Fund	-31.37%	-31.37%	-50.40%	-17.38%	—	-20.82%	-3.74%	—	6.12%	5/5/93	-13.96%	-16.00%	27.86%
Alliance Growth Portfolio	-34.63%	-34.63%	-55.15%	-25.87%	—	-23.43%	-5.81%	—	6.13%	6/20/94	-14.74%	-19.52%	30.16%
Alliance Premier Growth Portfolio — Class B*	-31.94%	-31.94%	-54.70%	-14.19%	106.03%	-23.18%	-3.01%	7.49%	8.35%	6/26/92	-18.72%	-18.10%	30.06%
Capital Appreciation Fund (Janus)	-26.28%	-26.28%	-58.78%	-0.88%	121.06%	-25.56%	-0.18%	8.25%	6.56%	5/16/83	-27.27%	-23.12%	51.09%
Credit Suisse Emerging Markets Portfolio	-12.97%	-12.97%	-47.88%	-23.17%	—	-19.51%	-5.13%	—	-5.13%	12/31/97	-11.09%	-32.64%	78.55%
Delaware VIP REIT Series	2.87%	2.87%	42.35%	—	—	12.48%	—	—	4.53%	5/6/98	7.05%	29.27%	-4.16%
Dreyfus VIF Appreciation Portfolio	-18.04%	-18.04%	-28.48%	0.60%	—	-10.56%	0.12%	—	8.44%	4/5/93	-10.76%	-2.22%	9.69%
Dreyfus VIF Small Cap Portfolio	-20.41%	-20.41%	-18.00%	-5.49%	178.41%	-6.39%	-1.12%	10.78%	22.35%	8/31/90	-7.62%	11.52%	21.20%
Equity Income Portfolio (Fidelity)	-15.31%	-15.31%	-16.40%	-4.51%	—	-5.79%	-0.92%	—	5.23%	8/30/96	-8.10%	7.41%	3.25%
Equity Index Portfolio — Class II	-23.61%	-23.61%	-41.21%	-11.70%	109.05%	-16.21%	-2.46%	7.65%	8.41%	11/30/91	-13.76%	-10.75%	18.67%
Federated Stock Portfolio	-20.60%	-20.60%	-18.87%	-2.42%	—	-6.73%	-0.49%	—	5.87%	8/30/96	0.05%	2.13%	3.67%
Fidelity VIP Contrafund® Portfolio — Service Class 2	-11.04%	-11.04%	-29.74%	9.77%	—	-11.09%	1.88%	—	10.35%	1/3/95	-13.87%	-8.30%	22.18%
Fidelity VIP Mid Cap Portfolio — Service Class 2*	-11.45%	-11.45%	10.89%	—	—	3.50%	—	—	13.58%	12/29/98	-5.06%	31.91%	46.58%
Janus Aspen Global Life Sciences Portfolio — Service Shares	-30.67%	-30.67%	—	—	—	—	—	—	-19.82%	1/18/00	-18.09%	—	—
Janus Aspen Global Technology Portfolio — Service Shares	-41.87%	-41.87%	—	—	—	—	—	—	-38.97%	1/18/00	-38.32%	—	—
Janus Aspen Worldwide Growth Portfolio — Service Shares*	-26.89%	-26.89%	-53.97%	-5.49%	—	-22.77%	-1.12%	—	8.53%	9/13/93	-23.86%	-17.32%	61.84%
Large Cap Portfolio (Fidelity)	-24.02%	-24.02%	-47.98%	-11.66%	—	-19.56%	-2.45%	—	3.04%	8/30/96	-18.65%	-15.83%	27.27%
Lazard International Stock Portfolio	-14.34%	-14.34%	-45.78%	-28.02%	—	-18.44%	-6.36%	—	-3.04%	8/1/96	-27.37%	-12.84%	19.78%
MFS Emerging Growth Portfolio	-35.29%	-35.29%	-68.06%	-26.56%	—	-31.62%	-5.98%	—	-1.27%	8/30/96	-37.20%	-21.39%	73.98%
MFS Mid Cap Growth Portfolio	-49.65%	-49.65%	-59.29%	—	—	-25.87%	—	—	-8.52%	3/23/98	-24.89%	7.63%	61.58%
Putnam VT International Growth Fund — Class IB Shares*	-18.99%	-18.99%	-43.31%	4.14%	—	-17.23%	0.81%	—	2.92%	1/2/97	-21.35%	-11.04%	57.57%
Putnam VT Voyager II Fund — Class IB Shares*	-30.70%	-30.70%	—	—	—	—	—	—	-37.69%	9/28/00	-30.64%	—	—
Salomon Brothers Variable Capital Fund	-26.25%	-26.25%	-13.93%	—	—	-4.87%	—	—	3.87%	2/17/98	0.28%	16.37%	20.15%
Salomon Brothers Variable Investors Fund	-24.27%	-24.27%	-18.99%	—	—	-6.77%	—	—	-0.61%	2/17/98	-5.68%	13.42%	9.88%
Smith Barney Aggressive Growth Portfolio	-33.71%	-33.71%	-28.73%	—	—	-10.67%	—	—	-4.65%	11/1/99	-5.61%	13.89%	—
Smith Barney Appreciation Portfolio	-18.84%	-18.84%	-24.83%	-1.89%	87.34%	-9.07%	-0.38%	6.48%	6.59%	10/16/91	-5.51%	-1.99%	11.33%
Smith Barney Fundamental Value Portfolio	-22.55%	-22.55%	-14.40%	6.27%	—	-5.05%	1.22%	—	8.02%	12/3/93	-6.78%	18.57%	20.08%
  12

  Travelers Portfolio Architect Select

  Nonstandardized Performance for as of 12/31/02 9(cont’d)

	Cumulative Returns					Average Annual Returns					Calendar Year Returns

	YTD	1 YR	3YR	5YR	10YR	3YR	5YR	10YR	Inception		2001	2000	1999

STOCK ACCOUNTS:
Smith Barney Large Cap Growth Portfolio	-25.96%	-25.96%	-41.64%	—	—	-16.42%	—	—	-1.62%	5/1/98	-13.92%	-8.42%	28.76%
Travelers Disciplined Mid Cap Stock Portfolio	-15.69%	-15.69%	-8.61%	17.44%	—	-2.95%	3.27%	—	8.03%	4/1/97	-5.56%	14.77%	11.67%
Van Kampen LIT Comstock Portfolio Class II Shares	-20.72%	-20.72%	-3.30%	—	—	-1.11%	—	—	-2.72%	5/1/99	-4.35%	27.52%	—
Van Kampen LIT Emerging Growth Portfolio Class II Shares*	-33.73%	-33.73%	-60.66%	7.11%	—	-26.71%	1.38%	—	7.28%	7/3/95	-32.76%	-11.73%	101.16%
BOND ACCOUNTS:
Federated High Yield Portfolio	2.07%	2.07%	-7.44%	-3.22%	—	-2.54%	-0.65%	—	2.60%	8/30/96	0.32%	-9.60%	1.46%
PIMCO Total Return Portfolio	7.34%	7.34%	24.66%	30.40%	—	7.62%	5.45%	—	5.45%	12/31/97	7.10%	8.44%	-2.16%
Travelers Convertible Securities Portfolio	-8.47%	-8.47%	-1.07%	—	—	-0.36%	—	—	3.12%	5/1/98	-2.40%	10.74%	16.82%
Travelers Quality Bond Portfolio	4.13%	4.13%	15.58%	22.76%	—	4.94%	4.18%	—	4.64%	8/30/96	5.42%	5.28%	-0.51%
BALANCED ACCOUNTS:
Janus Aspen Balanced Portfolio — Service Shares	-8.16%	-8.16%	-16.57%	37.54%	—	-5.85%	6.58%	—	10.15%	9/13/93	-6.42%	-2.93%	24.75%
MFS Total Return Portfolio	-6.77%	-6.77%	5.32%	16.89%	—	1.74%	3.17%	—	7.80%	6/20/94	-1.59%	14.80%	1.00%
MONEY MARKET ACCOUNTS:
Travelers Money Market Portfolio	-0.22%	-0.22%	6.50%	13.75%	25.80%	2.12%	2.61%	2.32%	3.15%	12/31/87	2.13%	4.52%	3.30%
Travelers Money Market Portfolio — 7 Day Yield	-0.61%	This yield quotation more closely reflects the current earnings of this fund

  The inception date is the date that the underlying fund commenced operations.

  *These funds offer multiple classes of shares. Their Performance may reflect the fees and performance of another class of the same fund for periods before the current class existed. If the current class's 12b-1 fee and other expenses were higher, the performance shown would be lower. Please see the reverse side for additional disclosure information

  An investment in the Money Market Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

  13

  Premier Adviser Class I

  Standardized Performance as of 12/31/02

	1 Year	5 Year	10 Year (or inception)

STOCK PORTFOLIOS:
Morgan Stanley UIF Active International Allocation Portfolio	-23.81%	—	-19.66%	5/1/00
Morgan Stanley UIF Emerging Markets Equity Portfolio	-15.58%	—	-7.24%	5/22/98
Morgan Stanley UIF Equity Growth Portfolio	-33.15%	—	-24.94%	5/1/00
Morgan Stanley UIF Global Value Equity Portfolio	-22.96%	—	-4.56%	5/19/98
Morgan Stanley UIF Mid Cap Growth Portfolio	-36.21%	—	-29.95%	5/1/00
Morgan Stanley UIF Mid Cap Value Portfolio #	-33.30%	—	-2.80%	5/20/98
Morgan Stanley UIF Technology Portfolio	-52.71%	—	-49.96%	5/1/00
Morgan Stanley UIF U.S. Real Estate Securities Portfolio	-8.06%	—	2.44%	5/22/98
Morgan Stanley UIF Value Portfolio #	-27.86%	—	-5.24%	5/20/98
Van Kampen LIT Comstock Portfolio	-25.17%	—	-4.28%	5/11/99
Van Kampen LIT Emerging Growth Portfolio	-37.44%	—	-1.62%	5/22/98
Van Kampen LIT Enterprise Portfolio	-34.51%	—	-10.69%	5/22/98
Van Kampen LIT Growth and Income Portfolio	-20.77%	—	0.35%	5/22/98
Equity Income Portfolio (Fidelity)	-20.25%	-1.54%	4.04%	12/16/96
Fidelity VIP Mid Cap Portfolio — Service Class 2*	-16.62%	—	-8.91%	12/18/00
Fidelity VIP Contrafund® Portfolio — Service Class 2	-16.23%	—	-13.00%	5/1/01
Janus Aspen Capital Appreciation Portfolio — Service Shares*	-22.09%	—	-24.39%	11/1/00
Salomon Brothers Variable Capital Fund	-30.55%	—	1.87%	5/22/98
Janus Aspen Strategic Value Portfolio — Service Shares*	-29.04%	—	-18.46%	12/18/00
Salomon Brothers Variable Investors Fund	-28.69%	—	-2.54%	4/8/98
Salomon Brothers Variable Small Cap Growth Fund	-39.50%	—	-19.97%	5/1/00
Janus Aspen Worldwide Growth Portfolio — Service Shares*	-31.16%	—	-28.93%	11/1/00
Large Cap Portfolio (Fidelity)	-28.45%	-3.06%	2.97%	8/30/96
BOND PORTFOLIOS:
Van Kampen LIT Government Portfolio	2.07%	—	4.51%	5/21/98
Salomon Brothers Variable High Yield Bond Fund	-0.20%	—	1.58%	5/20/98
Salomon Brothers Variable Strategic Bond Fund	1.30%	—	3.81%	5/20/98
  14

  Premier Adviser Class I

  Standardized Performance as of 12/31/02 (cont’d)

	1 Year	5 Year	10 Year (or inception)

BALANCED ACCOUNTS:
Janus Aspen Balanced Portfolio — Service Shares	-13.51%	—	-8.17%	5/1/00
MONEY MARKET PORTFOLIOS:
Van Kampen LIT Money Market Portfolio	-6.20%	—	1.76%	5/19/98

  The inception date used to calculate standardized performance is based on the date that the investment option became active in the product.

  *These funds offer multiple classes of shares. Their Performance may reflect the fees and performance of another class of the same fund for periods before the current class existed. If the current class's 12b-1 fee and other expenses were higher, the performance shown would be lower. Please see the reverse side for additional disclosure information

  An investment in the Money Market Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

  15

  Premier Adviser Class I

  Non-Standardized Performance as of 12/31/02

	Cumulative Returns						Average Annual Returns				Calendar Year Returns

	YTD	1YR	3YR	5 YR	10 YR	3 YR	5 YR	10 YR	Inception		2001	2000	1999

STOCK PORTFOLIOS:
Morgan Stanley UIF Active International Allocation Portfolio	-18.93%	-18.93%	-45.59%	—	—	-18.34%	—	—	-12.63%	8/31/99	-21.02%	-15.02%	—
Morgan Stanley UIF Emerging Markets Equity Portfolio	-10.17%	-10.17%	-50.35%	-28.36%	—	-20.80%	-6.45%	—	-5.72%	10/1/96	-7.80%	-40.06%	92.99%
Morgan Stanley UIF Equity Growth Portfolio	-28.87%	-28.87%	-48.19%	-16.18%	—	-19.67%	-3.47%	—	1.60%	1/2/97	-16.30%	-12.97%	37.51%
Morgan Stanley UIF Global Value Equity Portfolio	-18.02%	-18.02%	-17.41%	-5.12%	—	-6.17%	-1.05%	—	1.96%	1/3/97	-8.34%	9.92%	2.65%
Morgan Stanley UIF Mid Cap Growth Portfolio	-32.12%	-32.12%	-56.77%	—	—	-24.37%	—	—	-14.88%	10/18/99	-30.31%	-8.62%	—
Morgan Stanley UIF Mid Cap Value Portfolio #	-29.03%	-29.03%	-25.97%	0.26%	—	-9.53%	0.05%	—	5.69%	1/2/97	-4.50%	9.23%	18.45%
Morgan Stanley UIF Technology Portfolio	-49.68%	-49.68%	-80.87%	—	—	-42.36%	—	—	-37.25%	11/30/99	-49.56%	-24.64%	—
Morgan Stanley UIF U.S. Real Estate Securities Portfolio	-2.17%	-2.17%	33.78%	11.12%	—	10.18%	2.13%	—	9.56%	7/3/95	8.31%	26.25%	-4.72%
Morgan Stanley UIF Value Portfolio #	-23.24%	-23.24%	-4.62%	-10.98%	—	-1.56%	-2.30%	—	1.01%	1/2/97	0.84%	23.23%	-3.18%
Van Kampen LIT Comstock Portfolio	-20.37%	-20.37%	-1.98%	—	—	-0.66%	—	—	-2.32%	5/1/99	-3.82%	28.00%	—
Van Kampen LIT Emerging Growth Portfolio	-33.43%	-33.43%	-60.16%	8.92%	—	-26.40%	1.72%	—	7.59%	7/3/95	-32.46%	-11.40%	101.57%
Van Kampen LIT Enterprise Portfolio	-30.32%	-30.32%	-53.97%	-29.61%	54.48%	-22.77%	-6.78%	4.44%	5.45%	4/7/86	-21.54%	-15.82%	24.11%
Van Kampen LIT Growth and Income Portfolio	-15.69%	-15.69%	-7.85%	21.11%	—	-2.69%	3.90%	—	6.66%	12/23/96	-7.13%	17.69%	11.42%
Equity Income Portfolio (Fidelity)	-15.14%	-15.14%	-15.90%	-3.55%	—	-5.60%	-0.72%	—	5.44%	8/30/96	-7.91%	7.62%	3.46%
Fidelity VIP Mid Cap Portfolio — Service Class 2*	-11.28%	-11.28%	11.56%	—	—	3.71%	—	—	13.80%	12/29/98	-4.87%	32.18%	46.88%
Fidelity VIP Contrafund® Portfolio — Service Class 2	-10.86%	-10.86%	-29.32%	10.87%	—	-10.91%	2.08%	—	10.58%	1/3/95	-13.70%	-8.12%	22.42%
Janus Aspen Capital Appreciation Portfolio — Service Shares*	-17.10%	-17.10%	-42.93%	46.52%	—	-17.04%	7.93%	—	11.39%	5/1/97	-22.93%	-10.69%	64.68%
Salomon Brothers Variable Capital Fund	-26.10%	-26.10%	-13.42%	—	—	-4.68%	—	—	4.08%	2/17/98	0.48%	16.60%	20.39%
Janus Aspen Strategic Value Portfolio — Service Shares*	-24.49%	-24.49%	—	—	—	—	—	—	-13.49%	4/28/00	-9.66%	—	—
Salomon Brothers Variable Investors Fund	-24.12%	-24.12%	-18.50%	—	—	-6.59%	—	—	-0.41%	2/17/98	-5.49%	13.65%	10.10%
Salomon Brothers Variable Small Cap Growth Fund	-35.62%	-35.62%	-32.20%	—	—	-12.14%	—	—	-5.98%	11/1/99	-8.52%	15.12%	—
Janus Aspen Worldwide Growth Portfolio — Service Shares*	-26.74%	-26.74%	-53.69%	-4.54%	—	-22.62%	-0.92%	—	8.75%	9/13/93	-23.70%	-17.15%	62.16%
Large Cap Portfolio (Fidelity)	-23.87%	-23.87%	-47.66%	-10.77%	—	-19.40%	-2.25%	—	3.25%	8/30/96	-18.49%	-15.66%	27.53%
BOND PORTFOLIOS:
Van Kampen LIT Government Portfolio	8.09%	8.09%	26.33%	30.24%	63.88%	8.09%	5.42%	5.06%	5.56%	4/7/86	5.43%	10.85%	-4.70%
Salomon Brothers Variable High Yield Bond Fund	5.82%	5.82%	8.17%	—	—	2.65%	—	—	2.38%	5/1/98	3.67%	-1.40%	4.05%
Salomon Brothers Variable Strategic Bond Fund	7.33%	7.33%	19.74%	—	—	6.18%	—	—	4.57%	2/17/98	5.42%	5.82%	-1.02%
  16

  Premier Adviser Class I

  Non-Standardized Performance as of 12/31/02 (cont’d)

	Cumulative Returns					Average Annual Returns					Calendar Year Returns

	YTD	1 YR	3 YR	5 YR	10 YR	3 YR	5 YR	10 YR	Inception		2001	2000	1999

BALANCED ACCOUNTS:
Janus Aspen Balanced Portfolio — Service Shares	-7.97%	-7.97%	-16.07%	38.92%	—	-5.67%	6.79%	—	10.37%	9/13/93	-6.24%	-2.73%	25.00%
MONEY MARKET PORTFOLIOS:
Van Kampen LIT Money Market Portfolio	-0.19%	-0.19%	6.59%	14.21%	31.77%	2.15%	2.69%	2.80%	3.69%	4/7/86	2.23%	4.46%	3.17%
Van Kampen LIT Money Market Portfolio — 7 Day Yield	-0.44%	This yield quotation more closely reflects the current earnings of this fund.

  The inception date used to calculate standardized performance is based on the date that the investment option became active in the product.

  *These funds offer multiple classes of shares. Their Performance may reflect the fees and performance of another class of the same fund for periods before the current class existed. If the current class's 12b-1 fee and other expenses were higher, the performance shown would be lower. Please see the reverse side for additional disclosure information

  An investment in the Money Market Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

  17

  Premier Advisers Class II

  Standardized Performance as of 12/31/02

	1 Year	5 Year	10 Year (or inception)

STOCK PORTFOLIOS:
Morgan Stanley UIF Active International Allocation Portfolio	-23.97%	—	-19.82%	5/1/00
Morgan Stanley UIF Emerging Markets Equity Portfolio	-15.74%	—	-7.43%	5/22/98
Morgan Stanley UIF Equity Growth Portfolio	-33.29%	—	-25.09%	5/1/00
Morgan Stanley UIF Global Value Equity Portfolio	-23.11%	—	-4.75%	5/19/98
Morgan Stanley UIF Mid Cap Growth Portfolio	-36.33%	—	-30.09%	5/1/00
Morgan Stanley UIF Mid Cap Value Portfolio #	-33.43%	—	-3.00%	5/20/98
Morgan Stanley UIF Technology Portfolio	-52.81%	—	-50.06%	5/1/00
Morgan Stanley UIF U.S. Real Estate Securities Portfolio	-8.24%	—	2.23%	5/22/98
Morgan Stanley UIF Value Portfolio #	-28.01%	—	-5.43%	5/20/98
Van Kampen LIT Comstock Portfolio — Class II Shares*	-25.49%	—	-13.00%	12/18/00
Van Kampen LIT Emerging Growth Portfolio Class II Shares*	-37.72%	—	-34.98%	12/18/00
Van Kampen LIT Enterprise Portfolio Class II Shares*	-34.87%	—	-28.03%	12/18/00
Van Kampen LIT Growth and Income Portfolio Class II Shares*	-21.15%	—	-13.33%	12/18/00
Equity Income Portfolio (Fidelity)	-20.41%	-1.74%	3.82%	12/16/96
Fidelity VIP Contrafund® Portfolio — Service Class 2	-16.40%	—	-13.18%	5/1/01
Fidelity VIP Mid Cap Portfolio — Service Class 2*	-16.79%	—	-9.09%	12/18/00
Janus Aspen Capital Appreciation Portfolio — Service Shares*	-22.25%	—	-24.54%	11/1/00
Janus Aspen Strategic Value Portfolio — Service Shares*	-29.18%	—	-18.62%	12/18/00
Janus Aspen Worldwide Growth Portfolio — Service Shares*	-31.29%	—	-29.07%	11/1/00
Large Cap Portfolio (Fidelity)	-28.60%	-3.25%	2.76%	8/30/96
Salomon Brothers Variable Capital Fund	-30.69%	—	1.66%	5/22/98
Salomon Brothers Variable Investors Fund	-28.83%	—	-2.73%	4/8/98
Salomon Brothers Variable Small Cap Growth Fund	-39.62%	—	-20.13%	5/1/00
BOND PORTFOLIOS:
Van Kampen LIT Government Portfolio — Class II Shares*	1.57%	—	3.99%	12/18/00
Salomon Brothers Variable High Yield Bond Fund	-0.42%	—	1.37%	5/20/98
Salomon Brothers Variable Strategic Bond Fund	1.09%	—	3.59%	5/20/98
  18

  Premier Advisers Class II

  Standardized Performance as of 12/31/02 (cont’d)

	1 Year	5 Year	10 Year (or inception)

BALANCED ACCOUNTS:
Janus Aspen Balanced Portfolio — Service Shares*	-13.69%	—	-8.36%	5/1/00
MONEY MARKET PORTFOLIOS:
Van Kampen LIT Money Market Portfolio — Class II Shares*	-6.62%	—	-1.85%	12/18/00

  The inception date used to calculate standardized performance is based on the date that the investment option became active in the product.

  *These funds offer multiple classes of shares. Their Performance may reflect the fees and performance of another class of the same fund for periods before the current class existed. If the current class's 12b-1 fee and other expenses were higher, the performance shown would be lower. Please see the reverse side for additional disclosure information

  An investment in the Money Market Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

  19

  Premier Advisers Class II

  Non-Standardized Performance as of 12/31/02

	Cumulative Returns					Average Annual Returns					Calendar Year Returns

	YTD	1 YR	3YR	5 YR	10 YR	3YR	5YR	10 YR	Inception		2001	2000	1999

STOCK PORTFOLIOS:
Morgan Stanley UIF Active International Allocation Portfolio	-19.09%	-19.09%	-45.91%	—	—	-18.51%	—	—	-12.81%	8/31/99	-21.18%	-15.18%	—
Morgan Stanley UIF Emerging Markets Equity Portfolio	-10.35%	-10.35%	-50.65%	-29.07%	—	-20.96%	-6.64%	—	-5.91%	10/1/96	-7.98%	-40.18%	92.60%
Morgan Stanley UIF Equity Growth Portfolio	-29.01%	-29.01%	-48.50%	-17.02%	—	-19.83%	-3.66%	—	1.40%	1/2/97	-16.47%	-13.14%	37.24%
Morgan Stanley UIF Global Value Equity Portfolio	-18.19%	-18.19%	-17.90%	-6.07%	—	-6.36%	-1.24%	—	1.76%	1/3/97	-8.53%	9.70%	2.45%
Morgan Stanley UIF Mid Cap Growth Portfolio	-32.25%	-32.25%	-57.03%	—	—	-24.52%	—	—	-15.05%	10/18/99	-30.45%	-8.80%	—
Morgan Stanley UIF Mid Cap Value Portfolio #	-29.17%	-29.17%	-26.41%	-0.73%	—	-9.71%	-0.15%	—	5.48%	1/2/97	-4.70%	9.01%	18.21%
Morgan Stanley UIF Technology Portfolio	-49.79%	-49.79%	-80.99%	—	—	-42.47%	—	—	-37.38%	11/30/99	-49.66%	-24.79%	—
Morgan Stanley UIF U.S. Real Estate Securities Portfolio	-2.36%	-2.36%	32.97%	10.02%	—	9.96%	1.93%	—	9.34%	7/3/95	8.09%	26.00%	-4.91%
Morgan Stanley UIF Value Portfolio #	-23.39%	-23.39%	-5.19%	-11.87%	—	-1.76%	-2.49%	—	0.81%	1/2/97	0.64%	22.98%	-3.38%
Van Kampen LIT Comstock Portfolio — Class II Shares*	-20.72%	-20.72%	-3.30%	—	—	-1.11%	—	—	-2.71%	5/1/99	-4.35%	27.52%	—
Van Kampen LIT Emerging Growth Portfolio Class II Shares*	-33.73%	-33.73%	-60.66%	7.11%	—	-26.71%	1.38%	—	7.28%	7/3/95	-32.76%	-11.73%	101.16%
Van Kampen LIT Enterprise Portfolio Class II Shares*	-30.70%	-30.70%	-54.56%	-30.79%	50.36%	-23.10%	-7.09%	4.16%	5.19%	4/7/86	-21.87%	-16.08%	23.86%
Van Kampen LIT Growth and Income Portfolio Class II Shares*	-16.10%	-16.10%	-8.91%	19.23%	—	-3.06%	3.58%	—	6.35%	12/23/96	-7.55%	17.43%	11.20%
Equity Income Portfolio (Fidelity)	-15.31%	-15.31%	-16.40%	-4.51%	—	-5.79%	-0.92%	—	5.23%	8/30/96	-8.10%	7.41%	3.25%
Fidelity VIP Contrafund® Portfolio — Service Class 2	-11.04%	-11.04%	-29.74%	9.77%	—	-11.09%	1.88%	—	10.35%	1/3/95	-13.87%	-8.31%	22.18%
Fidelity VIP Mid Cap Portfolio — Service Class 2*	-11.45%	-11.45%	10.89%	—	—	3.50%	—	—	13.58%	12/29/98	-5.06%	31.91%	46.58%
Janus Aspen Capital Appreciation Portfolio — Service Shares*	-17.26%	-17.26%	-43.27%	45.06%	—	-17.21%	7.72%	—	11.17%	5/1/97	-23.08%	-10.87%	64.35%
Janus Aspen Strategic Value Portfolio — Service Shares*	-24.64%	-24.64%	—	—	—	—	—	—	-13.66%	4/28/00	-9.84%	—	—
Janus Aspen Worldwide Growth Portfolio — Service Shares*	-26.89%	-26.89%	-53.97%	-5.49%	—	-22.77%	-1.12%	—	8.53%	9/13/93	-23.86%	-17.32%	61.84%
Large Cap Portfolio (Fidelity)	-24.02%	-24.02%	-47.98%	-11.66%	—	-19.56%	-2.45%	—	3.04%	8/30/96	-18.65%	-15.83%	27.27%
Salomon Brothers Variable Capital Fund	-26.25%	-26.25%	-13.93%	—	—	-4.87%	—	—	3.87%	2/17/98	0.28%	16.38%	20.15%
Salomon Brothers Variable Investors Fund	-24.27%	-24.27%	-18.99%	—	—	-6.77%	—	—	-0.61%	2/17/98	-5.68%	13.42%	9.88%
Salomon Brothers Variable Small Cap Growth Fund	-35.75%	-35.75%	-32.61%	—	—	-12.32%	—	—	-6.17%	11/1/99	-8.70%	14.89%	—
  20

  Premier Advisers Class II

  Non-Standardized Performance as of 12/31/02 (cont’d)

	Cumulative Returns					Average Annual Returns					Calendar Year Returns

	YTD	1 YR	3YR	5 YR	10 YR	3YR	5YR	10 YR	Inception		2001	2000	1999

BOND PORTFOLIOS:
Van Kampen LIT Government Portfolio — Class II Shares*	7.60%	7.60%	24.97%	28.33%	59.86%	7.71%	5.11%	4.80%	5.32%	4/7/86	5.03%	10.58%	-4.89%
Salomon Brothers Variable High Yield Bond Fund	5.61%	5.61%	7.52%	—	—	2.44%	—	—	2.18%	5/1/98	3.46%	-1.60%	3.84%
Salomon Brothers Variable Strategic Bond Fund	7.12%	7.12%	19.02%	—	—	5.97%	—	—	4.36%	2/17/98	5.21%	5.61%	-1.22%
BALANCED ACCOUNTS:
Janus Aspen Balanced Portfolio — Service Shares*	-8.16%	-8.16%	-16.57%	37.54%	—	-5.85%	6.58%	—	10.15%	9/13/93	-6.42%	-2.93%	24.75%
MONEY MARKET PORTFOLIOS:
Van Kampen LIT Money Market Portfolio — Class II Shares*	-0.63%	-0.63%	5.22%	12.29%	28.26%	1.71%	2.34%	2.52%	3.44%	4/7/86	1.79%	4.03%	2.96%
Van Kampen LIT Money Market Portfolio - Class II Shares* — 7 Day Yield	-0.84%	This yield quotation more closely reflects the current earnings of this fund.

  The inception date is the date that the underlying fund commenced operations.

  *These funds offer multiple classes of shares. Their Performance may reflect the fees and performance of another class of the same fund for periods before the current class existed. If the current class's 12b-1 fee and other expenses were higher, the performance shown would be lower. Please see the reverse side for additional disclosure information

  An investment in the Money Market Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

  21

  FEDERAL TAX CONSIDERATIONS

  The following description of the federal income tax consequences under this Contract is general in nature and is therefore not exhaustive and is not intended to cover all situations. Because of the complexity of the law and the fact that the tax results will vary according to the factual status of the individual involved, a person contemplating purchase of an annuity contract and by a contract owner or beneficiary who may make elections under a contract should consult with a qualified tax or legal adviser.

  Mandatory Distributions for Qualified Plans

  Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the later of calendar year in which a participant under a qualified plan or a Section 403(b) annuity attains age 70½ or retires. Minimum annual distributions under an IRA must begin by April 1st of the calendar year in which the contract owner attains 70½ regardless of when he or she retires. Distributions must also begin or be continued according to the minimum distribution rules under the Code following the death of the contract owner or the annuitant.

  Nonqualified Annuity Contracts

  Individuals may purchase tax-deferred annuities without any limits. The purchase payments receive no tax benefit, deduction or deferral, but taxes on the increases in the value of the contract are generally deferred until distribution. Generally, if an annuity contract is owned by other than an individual (or an entity such as a trust or other “look-through” entity which owns for an individual’s benefit), the owner will be taxed each year on the increase in the value of the contract. An exception applies for purchase payments made before March 1, 1986.

  If two or more annuity contracts are purchased from the same insurer within the same calendar year, such annuity contract will be aggregated for federal income tax purposes. As a result, distributions from any of them will be taxed based upon the amount of income in all of the same calendar year series of annuities. This will generally have the effect of causing taxes to be paid sooner on the deferred gain in the contracts.

  Those receiving partial distributions made before the maturity date will generally be taxed on an income-first basis to the extent of income in the contract. If you are exchanging another annuity contract for this annuity, certain pre-August 14, 1982 deposits into an annuity contract that have been placed in the contract by means of a tax-deferred exchange under Section 1035 of the Code may be withdrawn first without income tax liability. This information on deposits must be provided to the Company by the other insurance company at the time of the exchange. There is income in the contract generally to the extent the cash value exceeds the investment in the contract. The investment in the contract is equal to the amount of premiums paid less any amount received previously which was excludable from gross income. Any direct or indirect borrowing against the value of the contract or pledging of the contract as security for a loan will be treated as a cash distribution under the tax law ..

  In order to be treated as an annuity contract for federal income tax purposes, Section 72(s) of the Code requires any non-qualified contract to contain certain provisions specifying how your interest in the contract will be distributed in the event of the death of an owner of the contract. Specifically, Section 72(s) requires that (a) if an owner dies on or after the annuity starting date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner’s death; and (b) if any owner dies prior to the annuity starting date, the entire interest in the contract will be distributed within five years after the date of such owner’s death. These requirements will be considered satisfied as to any portion of an owner’s interest which is payable to or for the benefit of a designated beneficiary and which is dist ributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the owner’s death. The designated beneficiary refers to a natural person designated by the owner as a beneficiary and to whom ownership of the contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased owner, the contract may be continued with the surviving spouse as the successor-owner. Contracts will be administered by the Company in accordance with these rules and the Company will make a notification when payments should be commenced. Special rules apply regarding distribution requirements when an annuity is owned by a trust or other entity for the benefit of one or more individuals.

  22

  Individual Retirement Annuities

  To the extent of earned income for the year and not exceeding the applicable limit for the taxable year, an individual may make deductible contributions to an individual retirement annuity (IRA). The applicable limit ($2,000 per year prior to 2002) has been increased by the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”). The limit is $3,000 for calendar years 2002 – 2004, $4,000 for calendar years 2005-2007, and $5,000 for 2008, and will be indexed for inflation in years subsequent to 2008. There are certain limits on the deductible amount based on the adjusted gross income of the individual and spouse and based on their participation in a retirement plan. If an individual is married and the spouse does not have earned income, the individual may establish IRAs for the individual and spouse. Purchase payments may then be made annually into IRAs for both spouses in the maximum amount of 100% of earned income up to a combined limit based on the ind ividual limits outlined above.

  The Code provides for the purchase of a Simplified Employee Pension (SEP) plan. A SEP is funded through an IRA with an annual employer contribution limit of up to $40,000 for each participant. The Internal Revenue Services has not reviewed the contract for qualifications as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the optional enhanced death benefit in the contract comports with IRA qualification requirements.

  SIMPLE Plan IRA Form

  Effective January 1, 1997, employers may establish a savings incentive match plan for employees (“SIMPLE plan”) under which employees can make elective salary reduction contributions to an IRA based on a percentage of compensation of up to the applicable limit for the taxable year. The applicable limit was increased under EGTRRA. The applicable limit was increased under EGTRRA to $7,000 for 2002, $8,000 for 2003, $9,000 in 2004, $10,000 in 2005 (which will be indexed for inflation for years after 2005. (Alternatively, the employer can establish a SIMPLE cash or deferred arrangement under IRS Section 401(k)). Under a SIMPLE plan IRA, the employer must either make a matching contribution or a nonelective contribution based on the prescribed formulas for all eligible employees. Early withdrawals are subject to the 10% early withdrawal penalty generally applicable to IRAs, except that an early withdrawal by an employee under a SIMPLE plan IRA, within the first two years of pa rticipation, shall be subject to a 25% early withdrawal tax.

  Roth IRAs

  Effective January 1, 1998, Section 408A of the Code permits certain individuals to contribute to a Roth IRA. Eligibility to make contributions is based upon income, and the applicable limits vary based on marital status and/or whether the contribution is a rollover contribution from another IRA or an annual contribution. Contributions to a Roth IRA, which are subject to certain limitations (similar to the annual limits for the traditional IRA’s), are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A conversion of a “traditional” IRA to a Roth IRA may be subject to tax and other special rules apply. You should consult a tax adviser before combining any converted amounts with other Roth IRA contributions, including any other conversion amounts from other tax years.

  Qualified distributions from a Roth IRA are tax-free. A qualified distribution requires that the Roth IRA has been held for at least 5 years, and the distribution is made after age 59½, on death or disability of the owner, or for a limited amount ($10,000) for a qualified first time home purchase for the owner or certain relatives. Income tax and a 10% penalty tax may apply to distributions made (1) before age 59½ (subject to certain exceptions) or (2) during five taxable years starting with the year in which the first contribution is made to any Roth IRA of the individual.

  Qualified Pension and Profit-Sharing Plans

  Like most other contributions made under a qualified pension or profit-sharing plan, purchase payments made by an employer are not currently taxable to the participant and increases in the value of a contract are not subject to taxation until received by a participant or beneficiary.

  Distributions are generally taxable to the participant or beneficiary as ordinary income in the year of receipt. Any distribution that is considered the participant’s “investment in the contract” is treated as a return of capital and is not taxable. Under a qualified plan, the investment in the contract may be zero.

  23

  The annual limits that apply to the amounts that may be contributed to a defined contribution plan each year were increased by EGTRRA. The maximum total annual limit was increased from $35,000 to $40,000. The limit on employee salary reduction deferrals (commonly referred to as “401(k) contributions”) increase on a graduated basis; $11,000 in 2002, $12,000 in 2003, $13,000 in 2004, $14,000 in 2005 and $15,000 in 2005. The $15,000 annual limit will be indexed for inflation after 2005.

  Section 403(b) Plans

  Under Code section 403(b), payments made by public school systems and certain tax exempt organizations to purchase annuity contracts for their employees are excludable from the gross income of the employee, subject to certain limitations. However, these payments may be subject to FICA (Social Security) taxes. A qualified contract issued as a tax-sheltered annuity under section 403(b) will be amended as necessary to conform to the requirements of the Code. The annual limits under Code Section 403(b) for employee salary reduction deferrals are increased under the same rules applicable to 401(k) plans ($11,000 in 2002, $12,000 in 2003, etc.)

  Code section 403(b)(11) restricts this distribution under Code section 403(b) annuity contracts of: (1) elective contributions made in years beginning after December 31, 1998; (2) earnings on those contributions; and (3) earnings in such years on amounts held as of the last year beginning before January 1, 1989. Distribution of those amounts may only occur upon death of the employee, attainment of age 59½, separation from service, disability, or financial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.

  Federal Income Tax Withholding

  The portion of a distribution, which is taxable income to the recipient, will be subject to federal income tax withholding as follows:

  1.   Eligible Rollover Distribution from Section 403(b) Plans or Arrangements, from Qualified Pension and Profit-Sharing Plans, or from 457 Plans Sponsored by Governmental Entities

  There is a mandatory 20% tax withholding for plan distributions that are eligible for rollover to an IRA or to another qualified retirement plan (including a 457 plan sponsored by a governmental entity) but that are not directly rolled over. A distribution made directly to a participant or beneficiary may avoid this result if:

           (a)   a periodic settlement distribution is elected based upon a life or life expectancy calculation, or

           (b)   a term-for-years settlement distribution is elected for a period of ten years or more, payable at least annually, or

        (c)   a minimum required distribution as defined under the tax law is taken after the attainment of the age of 70½ or as otherwise required by law, or

        (d)   the distribution is a hardship distribution.

  A distribution including a rollover that is not a direct rollover will be subject to the 20% withholding, and the 10% additional tax penalty on premature withdrawals may apply to any amount not added back in the rollover. The 20% withholding may be recovered when the participant or beneficiary files a personal income tax return for the year if a rollover was completed within 60 days of receipt of the funds, except to the extent that the participant or spousal beneficiary is otherwise underwithheld or short on estimated taxes for that year.

  2.   Other Non-Periodic Distributions (full or partial redemptions)

  To the extent not subject to 20% mandatory withholding as described in 1. above, the portion of a non-periodic distribution, which constitutes taxable income, will be subject to federal income tax withholding, if the aggregate distributions exceed $200 for the year, unless the recipient elects not to have taxes withheld. If no such election is made, 10% of the taxable portion of the distribution will be withheld as federal income tax; provided that the recipient may elect any other percentage. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs.

  24

  3.   Periodic Distributions (distributions payable over a period greater than one year)

  The portion of a periodic distribution, which constitutes taxable income, will be subject to federal income tax withholding under the wage withholding tables as if the recipient were married claiming three exemptions. A recipient may elect not to have income taxes withheld or have income taxes withheld at a different rate by providing a completed election form. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs. As of January 1, 2003, a recipient receiving periodic payments (e.g., monthly or annual payments under an annuity option) which total $15,600 or less per year, will generally be exempt from periodic withholding.

  Recipients who elect not to have withholding made are liable for payment of federal income tax on the taxable portion of the distribution. Recipients may also be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient to cover tax liabilities.

  Recipients who do not provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding. Additionally, U.S citizens residing outside of the country, or U.S. legal residents temporarily residing outside the country, are subject to different withholding rules and cannot elect out of withholding.

  INDEPENDENT AUDITORS

  KPMG LLP, One Financial Plaza, Hartford, CT 06103 has been selected as independent auditors to examine and report on the fund’s financial statements.

  The financial statements and schedules of The Travelers Life and Annuity Company as of December 31, 2002 and 2001, and for each of the years in the three-year period ended December 31, 2002, included herein, and the financial statements of The Travelers Fund ABD II for Variable Annuities as of December 31, 2002, and for each of the years in the two-year period ended December 31, 2002, also included herein, have been included in reliance upon the reports of KPMG LLP, independent accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The audit reports covering the December 31, 2002, financial statements and schedules of The Travelers Life and Annuity Company refer to changes in the Company’s methods of accounting for goodwill and other intangible assets in 2002, and for derivative instruments and hedging activities and for securitized financial assets in 2001.

  25

  PORTFOLIO ARCHITECT
  PORTFOLIO ARCHITECT SELECT
  PREMIER ADVISERS

  STATEMENT OF ADDITIONAL INFORMATION

  THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES

  Individual Variable Annuity Contract
  issued by

  The Travelers Life and Annuity Company
  One Cityplace
  Hartford, Connecticut 06103-3415

L-20687S	May 2003

ANNUAL REPORT
DECEMBER 31, 2002

                           THE TRAVELERS FUND ABD II
                           FOR VARIABLE ANNUITIES

   [TRAVELERS LIFE & ANNUITY LOGO]

   The Travelers Insurance Company
   The Travelers Life and Annuity Company
   One Cityplace
   Hartford, CT  06103

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2002

                                                            AIM V.I.      PREMIER
                                  CAPITAL      MONEY        PREMIER       GROWTH
                               APPRECIATION    MARKET      EQUITY FUND    PORTFOLIO
                                   FUND       PORTFOLIO    - SERIES I     - CLASS B
                               -----------   -----------   -----------   -----------
ASSETS:
Investments at market value:   $55,133,586   $60,742,420   $ 2,754,559   $ 8,026,604

Receivables:
  Dividends ................            --        21,023            --            --
                               -----------   -----------   -----------   -----------

      Total Assets .........    55,133,586    60,763,443     2,754,559     8,026,604
                               -----------   -----------   -----------   -----------

LIABILITIES:
  Payables:
    Insurance charges ......         7,534         8,160           380         1,102
    Administrative fees ....           903           978            45           132
                               -----------   -----------   -----------   -----------

      Total Liabilities ....         8,437         9,138           425         1,234
                               -----------   -----------   -----------   -----------

NET ASSETS:                    $55,125,149   $60,754,305   $ 2,754,134   $ 8,025,370
                               ===========   ===========   ===========   ===========

                        See Notes to Financial Statements
                                       -1-

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2002

                                 CREDIT
                                 SUISSE       VIP REIT     APPRECIATION   SMALL CAP
                                EMERGING       SERIES -      PORTFOLIO    PORTFOLIO
                                 MARKETS      STANDARD      - INITIAL     - INITIAL
                                PORTFOLIO       CLASS         SHARES        SHARES
                               -----------   -----------   -----------   -----------
ASSETS:
Investments at market value:   $ 3,311,446   $ 5,600,980   $ 9,660,989   $17,666,406

Receivables:
  Dividends ................            --            --            --            --
                               -----------   -----------   -----------   -----------

    Total Assets ...........     3,311,446     5,600,980     9,660,989    17,666,406
                               -----------   -----------   -----------   -----------

LIABILITIES:
Payables:
  Insurance charges ........           459           771         1,324         2,424
  Administrative fees ......            55            92           158           290
                               -----------   -----------   -----------   -----------

    Total Liabilities ......           514           863         1,482         2,714
                               -----------   -----------   -----------   -----------

NET ASSETS:                    $ 3,310,932   $ 5,600,117   $ 9,659,507   $17,663,692
                               ===========   ===========   ===========   ===========

                       See Notes to Financial Statements
                                      -2-

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2002

   MUTUAL        TEMPLETON                                        EQUITY
   SHARES         GROWTH                         DIVERSIFIED      INDEX
 SECURITIES      SECURITIES                      STRATEGIC       PORTFOLIO      FUNDAMENTAL
  FUND --          FUND --     APPRECIATION        INCOME       -- CLASS II        VALUE
  CLASS 2          CLASS 2       PORTFOLIO       PORTFOLIO         SHARES        PORTFOLIO
-----------     -----------     -----------     -----------     -----------     -----------
$   170,305     $   411,008     $28,110,250     $23,633,983     $11,184,549     $22,790,964
         --              --              --              --              --              --
-----------     -----------     -----------     -----------     -----------     -----------

    170,305         411,008      28,110,250      23,633,983      11,184,549      22,790,964
-----------     -----------     -----------     -----------     -----------     -----------

         20              54           3,839           3,238           1,525           3,107
          2               7             459             389             183             371
-----------     -----------     -----------     -----------     -----------     -----------

         22              61           4,298           3,627           1,708           3,478
-----------     -----------     -----------     -----------     -----------     -----------

$   170,283     $   410,947     $28,105,952     $23,630,356     $11,182,841     $22,787,486
===========     ===========     ===========     ===========     ===========     ===========

                       See Notes to Financial Statements
                                      -3-

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2002

                                                                              CAPITAL
                                  EMERGING       GROWTH       BALANCED      APPRECIATION
                                   GROWTH      & INCOME       PORTFOLIO      PORTFOLIO
                                    FUND          FUND       -- SERVICE     -- SERVICE
                                 -- CLASS I    -- CLASS I      SHARES        SHARES
                                 -----------   -----------   -----------   -----------
ASSETS:
  Investments at market value:   $    43,969   $    24,705   $17,103,342   $ 2,730,466

  Receivables:
    Dividends ................            --            --            --            --
                                 -----------   -----------   -----------   -----------

      Total Assets ...........        43,969        24,705    17,103,342     2,730,466
                                 -----------   -----------   -----------   -----------

LIABILITIES:
  Payables:
    Insurance charges ........             6             3         2,404           390
    Administrative fees ......             1            --           279            45
                                 -----------   -----------   -----------   -----------

      Total Liabilities ......             7             3         2,683           435
                                 -----------   -----------   -----------   -----------

NET ASSETS:                      $    43,962   $    24,702   $17,100,659   $ 2,730,031
                                 ===========   ===========   ===========   ===========

                        See Notes to Financial Statements
                                       -4-

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2002

  GLOBAL
    LIFE          GLOBAL          STRATEGIC     WORLDWIDE         TOTAL          PUTNAM VT
 SCIENCES        TECHNOLOGY         VALUE          GROWTH         RETURN        INTERNATIONAL
 PORTFOLIO       PORTFOLIO        PORTFOLIO       PORTFOLIO     PORTFOLIO --     GROWTH FUND
-- SERVICE      -- SERVICE       -- SERVICE      -- SERVICE    ADMINISTRATIVE   -- CLASS IB
  SHARES           SHARES          SHARES          SHARES          CLASS           SHARES
-----------     -----------     -----------     -----------     -----------     -----------
$ 1,783,107     $ 1,982,796     $ 1,207,605     $12,056,481     $26,917,934     $ 1,841,858
         --              --              --              --              --              --
-----------     -----------     -----------     -----------     -----------     -----------

  1,783,107       1,982,796       1,207,605      12,056,481      26,917,934       1,841,858
-----------     -----------     -----------     -----------     -----------     -----------

        244             274             177           1,683           3,666             250
         29              33              19             196             438              30
-----------     -----------     -----------     -----------     -----------     -----------

        273             307             196           1,879           4,104             280
-----------     -----------     -----------     -----------     -----------     -----------

$ 1,782,834     $ 1,982,489     $ 1,207,409     $12,054,602     $26,913,830     $ 1,841,578
===========     ===========     ===========     ===========     ===========     ===========

                        See Notes to Financial Statements
                                      -5-

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2002

                                   PUTNAM VT        PUTNAM
                                   SMALL CAP       VT VOYAGER
                                   VALUE FUND        II FUND        CAPITAL        HIGH YIELD
                                   -- CLASS IB     -- CLASS IB        FUND         BOND FUND
                                     SHARES          SHARES        -- CLASS I      -- CLASS I
                                   -----------     -----------     -----------     -----------
ASSETS:
  Investments at market value:     $ 2,048,494     $   269,441     $21,870,692     $ 6,759,355

  Receivables:
    Dividends ................              --              --              --              --
                                   -----------     -----------     -----------     -----------

      Total Assets ...........       2,048,494         269,441      21,870,692       6,759,355
                                   -----------     -----------     -----------     -----------

LIABILITIES:
  Payables:
    Insurance charges ........             276              38           3,082             969
    Administrative fees ......              33               4             356             111
                                   -----------     -----------     -----------     -----------

      Total Liabilities ......             309              42           3,438           1,080
                                   -----------     -----------     -----------     -----------

NET ASSETS:                        $ 2,048,185     $   269,399     $21,867,254     $ 6,758,275
                                   ===========     ===========     ===========     ===========

                       See Notes to Financial Statements
                                      -6-

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2002

                 LARGE CAP       SMALL CAP       STRATEGIC                       DISIPLINED
 INVESTORS        GROWTH          GROWTH           BOND         CONVERTIBLE       MID CAP
   FUND            FUND            FUND            FUND          SECURITIES         STOCK
-- CLASS I      -- CLASS I      -- CLASS I      -- CLASS I        PORTFOLIO       PORTFOLIO
-----------     -----------     -----------     -----------     -----------     -----------
$21,133,905     $    30,186     $ 5,497,872     $18,015,893     $14,608,747     $12,727,281
         --              --              --              --              --              --
-----------     -----------     -----------     -----------     -----------     -----------

 21,133,905          30,186       5,497,872      18,015,893      14,608,747      12,727,281
-----------     -----------     -----------     -----------     -----------     -----------

      2,929               4             813           2,592           2,009           1,742
        344              --              92             296             240             209
-----------     -----------     -----------     -----------     -----------     -----------

      3,273               4             905           2,888           2,249           1,951
-----------     -----------     -----------     -----------     -----------     -----------

$21,130,632     $    30,182     $ 5,496,967     $18,013,005     $14,606,498     $12,725,330
===========     ===========     ===========     ===========     ===========     ===========

                        See Notes to Financial Statements
                                       -7-

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2002

                                     EQUITY        FEDERATED        FEDERATED
                                     INCOME        HIGH YIELD         STOCK         LARGE CAP
                                    PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                   -----------     -----------     -----------     -----------
ASSETS:
  Investments at market value:     $47,553,713     $19,699,905     $13,721,537     $32,126,154

  Receivables:
    Dividends ................              --              --              --              --
                                   -----------     -----------     -----------     -----------

      Total Assets ...........      47,553,713      19,699,905      13,721,537      32,126,154
                                   -----------     -----------     -----------     -----------

LIABILITIES:
  Payables:
    Insurance charges ........           6,564           2,721           1,871           4,433
    Administrative fees ......             779             326             224             527
                                   -----------     -----------     -----------     -----------

      Total Liabilities ......           7,343           3,047           2,095           4,960
                                   -----------     -----------     -----------     -----------

NET ASSETS:                        $47,546,370     $19,696,858     $13,719,442     $32,121,194
                                   ===========     ===========     ===========     ===========

                       See Notes to Financial Statements
                                      -8-

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2002

  LAZARD           MFS              MFS                          TRAVELERS         ACTIVE
INTERNATIONAL    EMERGING         MID CAP           MFS           QUALITY      INTERNATIONAL
   STOCK          GROWTH          GROWTH         RESEARCH          BOND          ALLOCATION
 PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
-----------     -----------     -----------     -----------     -----------     -----------
$21,287,744     $18,693,201     $ 9,905,173     $ 1,046,328     $43,710,747     $ 3,252,935
         --              --              --              --              --              --
-----------     -----------     -----------     -----------     -----------     -----------

 21,287,744      18,693,201       9,905,173       1,046,328      43,710,747       3,252,935
-----------     -----------     -----------     -----------     -----------     -----------

      2,871           2,556           1,364             146           5,982             469
        344             306             163              18             716              52
-----------     -----------     -----------     -----------     -----------     -----------
      3,215           2,862           1,527             164           6,698             521
-----------     -----------     -----------     -----------     -----------     -----------

$21,284,529     $18,690,339     $ 9,903,646     $ 1,046,164     $43,704,049     $ 3,252,414
===========     ===========     ===========     ===========     ===========     ===========

                       See Notes to Financial Statements
                                      -9-

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - continued
                                DECEMBER 31, 2002

                                    EMERGING                      GLOBAL
                                    MARKETS        EQUITY          VALUE         MID CAP
                                     EQUITY        GROWTH          EQUITY        GROWTH
                                   PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                   ----------     ----------     ----------     ----------
ASSETS:
  Investments at market value:     $2,611,149     $5,110,810     $9,217,744     $5,262,578

  Receivables:
    Dividends ................             --             --             --             --

                                   ----------     ----------     ----------     ----------
      Total Assets ...........      2,611,149      5,110,810      9,217,744      5,262,578
                                   ----------     ----------     ----------     ----------

LIABILITIES:
  Payables:
    Insurance charges ........            372            743          1,294            763
    Administrative fees ......             43             84            150             87
                                   ----------     ----------     ----------     ----------

      Total Liabilities ......            415            827          1,444            850
                                   ----------     ----------     ----------     ----------

NET ASSETS:                        $2,610,734     $5,109,983     $9,216,300     $5,261,728
                                   ==========     ==========     ==========     ==========

                       See Notes to Financial Statements
                                      -10-

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2002

  MID CAP                           U.S.                        AIM CAPITAL      ALLIANCE
   VALUE         TECHNOLOGY     REAL ESTATE        VALUE       APPRECIATION        GROWTH
 PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
-----------     -----------     -----------     -----------     -----------     -----------
$16,365,086     $ 2,532,152     $ 6,818,730     $13,536,040     $ 1,344,443     $39,530,958
         --              --              --              --              --              --
-----------     -----------     -----------     -----------     -----------     -----------

 16,365,086       2,532,152       6,818,730      13,536,040       1,344,443      39,530,958
-----------     -----------     -----------     -----------     -----------     -----------

      2,335             367             983           1,907             185           5,394
        267              43             111             221              22             647
-----------     -----------     -----------     -----------     -----------     -----------

      2,602             410           1,094           2,128             207           6,041
-----------     -----------     -----------     -----------     -----------     -----------

$16,362,484     $ 2,531,742     $ 6,817,636     $13,533,912     $ 1,344,236     $39,524,917
===========     ===========     ===========     ===========     ===========     ===========

                       See Notes to Financial Statements
                                      -11-

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2002

                                                                                   SMITH BARNEY
                                                     PUTNAM       SMITH BARNEY        LARGE
                                       MFS         DIVERSIFIED     AGGRESSIVE     CAPITALIZATION
                                   TOTAL RETURN      INCOME          GROWTH          GROWTH
                                    PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                   -----------     -----------     -----------     -----------
ASSETS:
  Investments at market value:     $80,622,477     $ 5,101,395     $ 9,482,246     $ 1,970,079

  Receivables:
    Dividends ................              --              --              --              --
                                   -----------     -----------     -----------     -----------

      Total Assets ...........      80,622,477       5,101,395       9,482,246       1,970,079
                                   -----------     -----------     -----------     -----------

Liabilities:
  Payables:
    Insurance charges ........          11,074             698           1,313             271
    Administrative fees ......           1,326              84             156              32
                                   -----------     -----------     -----------     -----------

      Total Liabilities ......          12,400             782           1,469             303
                                   -----------     -----------     -----------     -----------

Net Assets: ..................     $80,610,077     $ 5,100,613     $ 9,480,777     $ 1,969,776
                                   ===========     ===========     ===========     ===========

                       See Notes to Financial Statements
                                      -12-

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2002

                                  EMERGING        EMERGING
 COMSTOCK         COMSTOCK         GROWTH          GROWTH        ENTERPRISE      ENTERPRISE
 PORTFOLIO        PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
-- CLASS I      -- CLASS II     -- CLASS I      -- CLASS II     -- CLASS I      -- CLASS II
  SHARES           SHARES         SHARES          SHARES          SHARES          SHARES
-----------     -----------     -----------     -----------     -----------     -----------
$ 2,824,563     $28,637,310     $ 7,896,759     $ 5,883,251     $ 6,790,901     $ 2,844,797
         --              --              --              --              --              --
-----------     -----------     -----------     -----------     -----------     -----------

  2,824,563      28,637,310       7,896,759       5,883,251       6,790,901       2,844,797
-----------     -----------     -----------     -----------     -----------     -----------

        384           4,248           1,085             874             927             415
         46             466             131              97             111              47
-----------     -----------     -----------     -----------     -----------     -----------

        430           4,714           1,216             971           1,038             462
-----------     -----------     -----------     -----------     -----------     -----------

$ 2,824,133     $28,632,596     $ 7,895,543     $ 5,882,280     $ 6,789,863     $ 2,844,335
===========     ===========     ===========     ===========     ===========     ===========

                       See Notes to Financial Statements
                                      -13-

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2002

                                                                     GROWTH          GROWTH
                                   GOVERNMENT      GOVERNMENT      AND INCOME      AND INCOME
                                    PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                   -- CLASS I      -- CLASS II     -- CLASS I      -- CLASS II
                                     SHARES          SHARES          SHARES          SHARES
                                   -----------     -----------     -----------     -----------
ASSETS:
  Investments at market value:     $10,231,523     $31,022,306     $11,665,276     $17,180,794

  Receivables:
    Dividends ................              --              --              --              --
                                   -----------     -----------     -----------     -----------
      Total Assets ...........      10,231,523      31,022,306      11,665,276      17,180,794
                                   -----------     -----------     -----------     -----------

LIABILITIES:
  Payables:
    Insurance charges ........           1,403           4,588           1,588           2,530
    Administrative fees ......             168             512             191             281
                                   -----------     -----------     -----------     -----------

      Total Liabilities ......           1,571           5,100           1,779           2,811
                                   -----------     -----------     -----------     -----------

NET ASSETS:                        $10,229,952     $31,017,206     $11,663,497     $17,177,983
                                   ===========     ===========     ===========     ===========

                        See Notes to Financial Statements
                                      -14-

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2002

                                                     DYNAMIC
   MONEY            MONEY                            CAPITAL
   MARKET           MARKET        CONTRAFUND(R)    APPRECIATION        MID CAP
 PORTFOLIO        PORTFOLIO         PORTFOLIO        PORTFOLIO        PORTFOLIO
-- CLASS I       -- CLASS II       -- SERVICE       -- SERVICE       -- SERVICE
  SHARES            SHARES           CLASS 2          CLASS 2          CLASS 2         COMBINED
------------     ------------     ------------     ------------     ------------     ------------
$  8,037,893     $ 18,989,604     $ 10,921,435     $    632,161     $  6,010,881     $997,924,956

          --               --               --               --               --           21,023
------------     ------------     ------------     ------------     ------------     ------------

   8,037,893       18,989,604       10,921,435          632,161        6,010,881      997,945,979
------------     ------------     ------------     ------------     ------------     ------------

       1,102            2,789            1,543               86              845          138,571
         132              312              178               11               98           16,328
------------     ------------     ------------     ------------     ------------     ------------
       1,234            3,101            1,721               97              943          154,899
------------     ------------     ------------     ------------     ------------     ------------

$  8,036,659     $ 18,986,503     $ 10,919,714     $    632,064     $  6,009,938     $997,791,080
============     ============     ============     ============     ============     ============

                        See Notes to Financial Statements
                                      -15-

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                                                                                              PREMIER
                                                      CAPITAL                         AIM V.I PREMIER         GROWTH
                                                    APPRECIATION     MONEY MARKET       EQUITY FUND         PORTFOLIO
                                                        FUND           PORTFOLIO        -- SERIES I        -- CLASS B
                                                    ------------      ------------      ------------      ------------
INVESTMENT INCOME:
  Dividends ...................................     $  1,067,037      $    940,229      $     11,121      $         --
                                                    ------------      ------------      ------------      ------------

EXPENSES:
  Insurance charges ...........................          894,025           851,580            38,099           125,526
  Administrative fees .........................          107,185           102,073             4,526            15,006
                                                    ------------      ------------      ------------      ------------

    Total expenses ............................        1,001,210           953,653            42,625           140,532
                                                    ------------      ------------      ------------      ------------

      Net investment income (loss) ............           65,827           (13,424)          (31,504)         (140,532)
                                                    ------------      ------------      ------------      ------------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................               --                --                --                --
    Realized gain (loss) on sale of investments      (19,624,356)               --          (183,160)       (1,527,937)
                                                    ------------      ------------      ------------      ------------

      Realized gain (loss) ....................      (19,624,356)               --          (183,160)       (1,527,937)
                                                    ------------      ------------      ------------      ------------

  Change in unrealized gain (loss)
    on investments ............................       (3,126,338)               --          (956,700)       (2,347,682)
                                                    ------------      ------------      ------------      ------------

Net increase (decrease) in net assets
  resulting from operations ...................     $(22,684,867)     $    (13,424)     $ (1,171,364)     $ (4,016,151)
                                                    ============      ============      ============      ============

                       See Notes to Financial Statements
                                      -16-

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2002

  CREDIT                                                               MUTUAL         TEMPLETON
  SUISSE          VIP REIT        APPRECIATION      SMALL CAP          SHARES          GROWTH
 EMERGING         SERIES --         PORTFOLIO       PORTFOLIO        SECURITIES      SECURITIES
  MARKETS         STANDARD         -- INITIAL      -- INITIAL           FUND             FUND
 PORTFOLIO          CLASS            SHARES           SHARES         -- CLASS 2      -- CLASS 2
-----------      -----------      -----------      -----------      -----------      -----------
$     7,095      $    98,774      $   117,059      $     9,268      $       139      $     1,360
-----------      -----------      -----------      -----------      -----------      -----------

     51,110           61,291          140,083          255,028              704            1,791
      6,129            7,327           16,729           30,551               84              214
-----------      -----------      -----------      -----------      -----------      -----------

     57,239           68,618          156,812          285,579              788            2,005
-----------      -----------      -----------      -----------      -----------      -----------

    (50,144)          30,156          (39,753)        (276,311)            (649)            (645)
-----------      -----------      -----------      -----------      -----------      -----------

         --           61,383               --               --              344            1,337
    140,628          124,490         (472,676)      (5,320,513)          (2,002)         (10,221)
-----------      -----------      -----------      -----------      -----------      -----------

    140,628          185,873         (472,676)      (5,320,513)          (1,658)          (8,884)
-----------      -----------      -----------      -----------      -----------      -----------

   (509,205)        (209,828)      (1,674,938)         928,687           (4,698)         (18,598)
-----------      -----------      -----------      -----------      -----------      -----------

$ (418,721)      $     6,201      $(2,187,367)     $(4,668,137)     $    (7,005)     $   (28,127)
===========      ===========      ===========      ===========      ===========      ===========

                       See Notes to Financial Statements
                                      -17-

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                                                     DIVERSIFIED     EQUITY INDEX
                                                                      STRATEGIC        PORTFOLIO       FUNDAMENTAL
                                                   APPRECIATION         INCOME        -- CLASS II          VALUE
                                                     PORTFOLIO        PORTFOLIO          SHARES          PORTFOLIO
                                                    -----------      -----------      -----------      -----------
INVESTMENT INCOME:
  Dividends ...................................     $   461,508      $ 2,271,599      $   227,651      $   275,957
                                                    -----------      -----------      -----------      -----------

EXPENSES:
  Insurance charges ...........................         396,012          319,746          158,094          309,774
  Administrative fees .........................          47,462           38,368           18,892           37,041
                                                    -----------      -----------      -----------      -----------

    Total expenses ............................         443,474          358,114          176,986          346,815
                                                    -----------      -----------      -----------      -----------

      Net investment income (loss) ............          18,034        1,913,485           50,665          (70,858)
                                                    -----------      -----------      -----------      -----------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................              --               --               --          449,606
    Realized gain (loss) on sale of investments        (528,203)        (891,308)        (846,601)        (988,822)
                                                    -----------      -----------      -----------      -----------

      Realized gain (loss) ....................        (528,203)        (891,308)        (846,601)        (539,216)
                                                    -----------      -----------      -----------      -----------

  Change in unrealized gain (loss)
    on investments ............................      (6,237,607)        (230,852)      (2,718,988)      (5,983,820)
                                                    -----------      -----------      -----------      -----------

Net increase (decrease) in net assets
  resulting from operations ...................     $(6,747,776)     $   791,325      $(3,514,924)     $(6,593,894)
                                                    ===========      ===========      ===========      ===========

                       See Notes to Financial Statements
                                      -18-

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                                     CAPITAL        GLOBAL LIFE         GLOBAL
                                    BALANCED       APPRECIATION       SCIENCES        TECHNOLOGY
  EMERGING         GROWTH &        PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
GROWTH FUND      INCOME FUND      -- SERVICE       -- SERVICE       -- SERVICE       -- SERVICE
--  CLASS I      -- CLASS I          SHARES          SHARES           SHARES            SHARES
-----------      -----------      -----------      -----------      -----------      -----------
$        --      $       144      $   335,237      $     9,220      $        --      $        --
-----------      -----------      -----------      -----------      -----------      -----------

        187              134          202,531           37,504           29,050           34,440
         22               16           23,671            4,300            3,463            4,114
-----------      -----------      -----------      -----------      -----------      -----------

        209              150          226,202           41,804           32,513           38,554
-----------      -----------      -----------      -----------      -----------      -----------

       (209)              (6)         109,035          (32,584)         (32,513)         (38,554)
-----------      -----------      -----------      -----------      -----------      -----------

      5,804            1,390               --               --               --               --
        (16)             (11)        (178,428)        (106,338)        (240,362)      (3,294,533)
-----------      -----------      -----------      -----------      -----------      -----------

      5,788            1,379         (178,428)        (106,338)        (240,362)      (3,294,533)
-----------      -----------      -----------      -----------      -----------      -----------

     (4,823)          (2,686)      (1,289,497)        (411,434)        (601,176)       1,764,568
-----------      -----------      -----------      -----------      -----------      -----------

$       756      $    (1,313)     $(1,358,890)     $  (550,356)     $  (874,051)     $(1,568,519)
===========      ===========      ===========      ===========      ===========      ===========

                       See Notes to Financial Statements
                                      -19-

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                                     STRATEGIC        WORLDWIDE                         PUTNAM VT
                                                       VALUE            GROWTH        TOTAL RETURN    INTERNATIONAL
                                                     PORTFOLIO        PORTFOLIO       PORTFOLIO --     GROWTH FUND
                                                    -- SERVICE       -- SERVICE      ADMINISTRATIVE   -- CLASS IB
                                                       SHARES           SHARES           CLASS           SHARES
                                                    -----------      -----------      -----------     -----------
INVESTMENT INCOME:
  Dividends ...................................     $        --      $    84,250      $   650,167     $     8,765
                                                    -----------      -----------      -----------     -----------

EXPENSES:
  Insurance charges ...........................          17,321          184,780          200,792          25,462
  Administrative fees .........................           1,943           21,644           24,008           3,047
                                                    -----------      -----------      -----------     -----------

    Total expenses ............................          19,264          206,424          224,800          28,509
                                                    -----------      -----------      -----------     -----------

      Net investment income (loss) ............         (19,264)        (122,174)         425,367         (19,744)
                                                    -----------      -----------      -----------     -----------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................              --               --          321,045              --
    Realized gain (loss) on sale of investments         (38,942)      (2,494,023)          15,423       1,036,668
                                                    -----------      -----------      -----------     -----------

      Realized gain (loss) ....................         (38,942)      (2,494,023)         336,468       1,036,668
                                                    -----------      -----------      -----------     -----------

  Change in unrealized gain (loss)
    on investments ............................        (327,509)      (1,933,250)         509,913         (34,278)
                                                    -----------      -----------      -----------     -----------

Net increase (decrease) in net assets
  resulting from operations ...................     $  (385,715)     $(4,549,447)     $ 1,271,748     $   982,646
                                                    ===========      ===========      ===========     ===========

                       See Notes to Financial Statements
                                      -20-

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2002

PUTNAM VT         PUTNAM VT
SMALL CAP          VOYAGER                                                            LARGE CAP
 VALUE FUND         II FUND         CAPITAL          HIGH YIELD      INVESTORS          GROWTH
-- CLASS IB      -- CLASS IB          FUND           BOND FUND          FUND              FUND
  SHARES            SHARES         -- CLASS I       -- CLASS I      -- CLASS I        -- CLASS I
-----------      -----------      -----------       ----------      -----------       ----------
$     2,790      $        --      $   108,098      $   475,688      $   281,394      $        --
-----------      -----------      -----------       ----------      -----------       ----------

     23,482            2,663          297,737           72,183          308,486              100
      2,805              315           34,640            8,388           36,461               12
-----------      -----------      -----------       ----------      -----------       ----------

     26,287            2,978          332,377           80,571          344,947              112
-----------      -----------      -----------       ----------      -----------       ----------

    (23,497)          (2,978)        (224,279)         395,117          (63,553)            (112)
-----------      -----------      -----------       ----------      -----------       ----------

     13,652               --               --               --               --               --
    (73,342)          (9,638)        (677,257)         (69,170)        (940,899)              (1)
-----------      -----------      -----------       ----------      -----------       ----------

    (59,690)          (9,638)        (677,257)         (69,170)        (940,899)              (1)
-----------      -----------      -----------       ----------      -----------       ----------

   (484,977)         (63,280)      (6,463,572)           9,445       (6,124,168)            (575)
-----------      -----------      -----------       ----------      -----------       ----------

$  (568,164)     $   (75,896)     $(7,365,108)      $  335,392      $(7,128,620)      $     (688)
===========      ===========      ===========       ==========      ===========       ==========

                       See Notes to Financial Statements
                                      -21-

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                                                                                      DISCIPLINED
                                                     SMALL CAP        STRATEGIC     CONVERTIBLE         MID CAP
                                                    GROWTH FUND       BOND FUND      SECURITIES          STOCK
                                                    -- CLASS I       -- CLASS I       PORTFOLIO        PORTFOLIO
                                                    -----------      -----------     -----------      -----------
INVESTMENT INCOME:
  Dividends ...................................     $        --      $   842,140     $ 1,110,098      $    76,149
                                                    -----------      -----------     -----------      -----------

EXPENSES:
  Insurance charges ...........................          78,119          186,728         193,230          173,521
  Administrative fees .........................           8,941           21,571          23,072           20,791
                                                    -----------      -----------     -----------      -----------

    Total expenses ............................          87,060          208,299         216,302          194,312
                                                    -----------      -----------     -----------      -----------

      Net investment income (loss) ............         (87,060)         633,841         893,796         (118,163)
                                                    -----------      -----------     -----------      -----------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................              --               --         100,324           14,502
    Realized gain (loss) on sale of investments      (2,055,294)          21,769        (714,052)        (402,002)
                                                    -----------      -----------     -----------      -----------

      Realized gain (loss) ....................      (2,055,294)          21,769        (613,728)        (387,500)
                                                    -----------      -----------     -----------      -----------

  Change in unrealized gain (loss)
    on investments ............................        (578,766)         426,237      (1,702,399)      (1,961,345)
                                                    -----------      -----------     -----------      -----------

Net increase (decrease) in net assets
  resulting from operations ...................     $(2,721,120)     $ 1,081,847     $(1,422,331)     $(2,467,008)
                                                    ===========      ===========     ===========      ===========

                       See Notes to Financial Statements
                                      -22-

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                                                          LAZARD
   EQUITY          FEDERATED         FEDERATED                         INTERNATIONAL      MFS EMERGING
   INCOME          HIGH YIELD          STOCK           LARGE CAP           STOCK             GROWTH
 PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO
------------      ------------      ------------      ------------      ------------      ------------
$    553,709      $  3,524,927      $    427,834      $    180,917      $    488,514      $         --
------------      ------------      ------------      ------------      ------------      ------------

     677,142           254,771           207,288           500,157           317,668           319,392
      80,701            30,519            24,849            59,634            38,106            38,303
------------      ------------      ------------      ------------      ------------      ------------

     757,843           285,290           232,137           559,791           355,774           357,695
------------      ------------      ------------      ------------      ------------      ------------

    (204,134)        3,239,637           195,697          (378,874)          132,740          (357,695)
------------      ------------      ------------      ------------      ------------      ------------

          --                --                --                --                --                --
  (1,051,499)       (1,657,096)         (452,178)       (3,571,548)       (1,105,915)       (6,478,831)
------------      ------------      ------------      ------------      ------------      ------------

  (1,051,499)       (1,657,096)         (452,178)       (3,571,548)       (1,105,915)       (6,478,831)
------------      ------------      ------------      ------------      ------------      ------------

  (7,896,902)       (1,155,304)       (3,632,979)       (7,063,827)         (346,814)       (4,919,861)
------------      ------------      ------------      ------------      ------------      ------------

$ (9,152,535)     $    427,237      $ (3,889,460)     $(11,014,249)     $ (1,319,989)     $(11,756,387)
============      ============      ============      ============      ============      ============

                       See Notes to Financial Statements
                                      -23-

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                                    MFS MID CAP          MFS                               TRAVELERS
                                                      GROWTH           RESEARCH          MFS VALUE        QUALITY BOND
                                                     PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO
                                                    ------------      ------------      ------------      ------------
INVESTMENT INCOME:
  Dividends ...................................     $         --      $      7,598      $         10      $  3,129,139
                                                    ------------      ------------      ------------      ------------

EXPENSES:
  Insurance charges ...........................          178,732            18,682                68           537,189
  Administrative fees .........................           21,411             2,236                 7            64,374
                                                    ------------      ------------      ------------      ------------

    Total expenses ............................          200,143            20,918                75           601,563
                                                    ------------      ------------      ------------      ------------

      Net investment income (loss) ............         (200,143)          (13,320)              (65)        2,527,576
                                                    ------------      ------------      ------------      ------------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................               --                --                19           609,031
    Realized gain (loss) on sale of investments       (3,874,375)         (309,541)           (3,561)          427,131
                                                    ------------      ------------      ------------      ------------

      Realized gain (loss) ....................       (3,874,375)         (309,541)           (3,542)        1,036,162
                                                    ------------      ------------      ------------      ------------

    Change in unrealized gain (loss)
      on investments ..........................       (6,635,955)         (134,966)              (50)       (1,788,816)
                                                    ------------      ------------      ------------      ------------

Net increase (decrease) in net assets
  resulting from operations ...................     $(10,710,473)     $   (457,827)     $     (3,657)     $  1,774,922
                                                    ============      ============      ============      ============

                       See Notes to Financial Statements
                                      -24-

                            THE TRAVELERS FUND ABD II

                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2002

   ACTIVE         EMERGING                           GLOBAL
INTERNATIONAL      MARKETS          EQUITY            VALUE           MID CAP         MID CAP
 ALLOCATION         EQUITY          GROWTH            EQUITY          GROWTH            VALUE
 PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
-----------      -----------      -----------      -----------      -----------      -----------
$    67,279      $        --      $    10,233      $   123,375      $        --      $        --
-----------      -----------      -----------      -----------      -----------      -----------

     40,745           38,318           72,924          129,699           72,884          230,960
      4,611            4,482            8,315           15,228            8,374           26,654
-----------      -----------      -----------      -----------      -----------      -----------

     45,356           42,800           81,239          144,927           81,258          257,614
-----------      -----------      -----------      -----------      -----------      -----------

     21,923          (42,800)         (71,006)         (21,552)         (81,258)        (257,614)
-----------      -----------      -----------      -----------      -----------      -----------

         --               --               --          104,927               --               --
   (106,065)        (289,436)        (368,448)        (214,630)        (506,183)        (681,119)
-----------      -----------      -----------      -----------      -----------      -----------

   (106,065)        (289,436)        (368,448)        (109,703)        (506,183)        (681,119)
-----------      -----------      -----------      -----------      -----------      -----------

   (597,401)           8,651       (1,506,300)      (1,916,224)      (1,680,372)      (5,447,184)
-----------      -----------      -----------      -----------      -----------      -----------

$  (681,543)     $  (323,585)     $(1,945,754)     $(2,047,479)     $(2,267,813)     $(6,385,917)
===========      ===========      ===========      ===========      ===========      ===========

                       See Notes to Financial Statements
                                      -25-

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                                                     U.S. REAL                          AIM CAPITAL
                                                     TECHNOLOGY        ESTATE            VALUE         APPRECIATION
                                                     PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                    -----------      -----------      -----------      -----------
INVESTMENT INCOME:
  Dividends ...................................     $        --      $   216,060      $   149,519      $        --
                                                    -----------      -----------      -----------      -----------

EXPENSES:
  Insurance charges ...........................          45,901           78,499          190,036           17,199
  Administrative fees .........................           5,328            8,989           22,181            2,062
                                                    -----------      -----------      -----------      -----------

    Total expenses ............................          51,229           87,488          212,217           19,261
                                                    -----------      -----------      -----------      -----------

      Net investment income (loss) ............         (51,229)         128,572          (62,698)         (19,261)
                                                    -----------      -----------      -----------      -----------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................              --          155,863               --               --
    Realized gain (loss) on sale of investments      (1,533,150)          34,958         (282,446)        (135,101)
                                                    -----------      -----------      -----------      -----------

      Realized gain (loss) ....................      (1,533,150)         190,821         (282,446)        (135,101)
                                                    -----------      -----------      -----------      -----------

    Change in unrealized gain (loss)
      on investments ..........................      (1,130,473)        (530,092)      (3,743,312)        (243,545)
                                                    -----------      -----------      -----------      -----------

Net increase (decrease) in net assets
  resulting from operations ...................     $(2,714,852)     $  (210,699)     $(4,088,456)     $  (397,907)
                                                    ===========      ===========      ===========      ===========

                        See Notes to Financial Statements
                                      -26-

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                                                       SMITH BARNEY
                                       PUTNAM         SMITH BARNEY         LARGE           COMSTOCK
  ALLIANCE          MFS TOTAL        DIVERSIFIED       AGGRESSIVE     CAPITALIZATION       PORTFOLIO
   GROWTH            RETURN            INCOME            GROWTH           GROWTH           -- CLASS I
 PORTFOLIO         PORTFOLIO          PORTFOLIO         PORTFOLIO        PORTFOLIO           SHARES
------------      ------------      ------------      ------------      ------------      ------------
$    289,778      $  5,015,961      $  1,178,551      $         --      $      7,638      $     24,836
------------      ------------      ------------      ------------      ------------      ------------

     665,600         1,071,963            67,808           113,126            22,400            40,901
      79,830           128,406             8,137            13,484             2,684             4,908
------------      ------------      ------------      ------------      ------------      ------------

     745,430         1,200,369            75,945           126,610            25,084            45,809
------------      ------------      ------------      ------------      ------------      ------------

    (455,652)        3,815,592         1,102,606          (126,610)          (17,446)          (20,973)
------------      ------------      ------------      ------------      ------------      ------------

          --         3,153,584                --                --                --            28,394
 (10,571,086)         (548,031)         (167,414)         (829,934)         (193,405)          (96,044)
------------      ------------      ------------      ------------      ------------      ------------

 (10,571,086)        2,605,553          (167,414)         (829,934)         (193,405)          (67,650)
------------      ------------      ------------      ------------      ------------      ------------

 (13,665,959)      (12,383,441)         (709,235)       (2,875,230)         (430,082)         (707,641)
------------      ------------      ------------      ------------      ------------      ------------

$(24,692,697)     $ (5,962,296)     $    225,957      $ (3,831,774)     $   (640,933)     $   (796,264)
============      ============      ============      ============      ============      ============

                       See Notes to Financial Statements
                                      -27-

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                                                                       DOMESTIC         EMERGING
                                                     COMSTOCK                            INCOME          GROWTH
                                                     PORTFOLIO        DOMESTIC         PORTFOLIO        PORTFOLIO
                                                    -- CLASS II        INCOME         -- CLASS II       -- CLASS I
                                                       SHARES         PORTOLIO          SHARES            SHARES
                                                    -----------      -----------      -----------      -----------
INVESTMENT INCOME:
  Dividends ...................................     $    91,436      $   281,801      $   374,976      $    39,035
                                                    -----------      -----------      -----------      -----------

EXPENSES:
  Insurance charges ...........................         324,766           16,245           22,800          134,854
  Administrative fees .........................          35,986            1,949            2,534           16,182
                                                    -----------      -----------      -----------      -----------

    Total expenses ............................         360,752           18,194           25,334          151,036
                                                    -----------      -----------      -----------      -----------

      Net investment income (loss) ............        (269,316)         263,607          349,642         (112,001)
                                                    -----------      -----------      -----------      -----------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................         169,481               --               --               --
    Realized gain (loss) on sale of investments        (808,731)        (288,823)        (320,856)      (1,577,757)
                                                    -----------      -----------      -----------      -----------

      Realized gain (loss) ....................        (639,250)        (288,823)        (320,856)      (1,577,757)
                                                    -----------      -----------      -----------      -----------

  Change in unrealized gain (loss)
    on investments ............................      (4,967,288)          (1,674)         (65,325)      (2,747,034)
                                                    -----------      -----------      -----------      -----------

Net increase (decrease) in net assets
  resulting from operations ...................     $(5,875,854)     $   (26,890)     $   (36,539)     $(4,436,792)
                                                    ===========      ===========      ===========      ===========

                       See Notes to Financial Statements
                                      -28-

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2002

 EMERGING                                                                            GROWTH
  GROWTH         ENTERPRISE       ENTERPRISE       GOVERNMENT      GOVENRMENT      AND INCOME
 PORTFOLIO        PORTFOLIO       PORTFOLIO         PORTFOLIO       PORTFOLIO       PORTFOLIO
-- CLASS II      -- CLASS I      -- CLASS II       -- CLASS I      -- CLASS II     -- CLASS I
  SHARES           SHARES           SHARES           SHARES          SHARES          SHARES
-----------      -----------      -----------      -----------     -----------     -----------
$     3,035      $    45,719      $     5,527      $   211,276     $   459,115     $   142,949
-----------      -----------      -----------      -----------     -----------     -----------

     84,744          113,540           43,423           99,528         276,700         169,240
      9,444           13,625            4,895           11,943          31,057          20,309
-----------      -----------      -----------      -----------     -----------     -----------

     94,188          127,165           48,318          111,471         307,757         189,549
-----------      -----------      -----------      -----------     -----------     -----------

    (91,153)         (81,446)         (42,791)          99,805         151,358         (46,600)
-----------      -----------      -----------      -----------     -----------     -----------

         --               --               --               --              --              --
   (294,541)      (1,655,036)        (272,541)          35,368          78,271        (181,860)
-----------      -----------      -----------      -----------     -----------     -----------

   (294,541)      (1,655,036)        (272,541)          35,368          78,271        (181,860)
-----------      -----------      -----------      -----------     -----------     -----------

 (2,247,735)      (1,696,025)        (939,162)         508,627       1,376,777      (2,101,429)
-----------      -----------      -----------      -----------     -----------     -----------

$(2,633,429)     $(3,432,507)     $(1,254,494)     $   643,800     $ 1,606,406     $(2,329,889)
===========      ===========      ===========      ===========     ===========     ===========

                       See Notes to Financial Statements
                                      -29-

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                                      GROWTH            MONEY           MONEY
                                                    AND INCOME          MARKET          MARKET        CONTRAFUND(R)
                                                     PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                    -- CLASS II      -- CLASS I       -- CLASS II      -- SERVICE
                                                      SHARES           SHARES           SHARES           CLASS 2
                                                    -----------      -----------      -----------      -----------
INVESTMENT INCOME:
  Dividends ...................................     $    91,356      $   102,841      $   154,714      $    56,139
                                                    -----------      -----------      -----------      -----------

EXPENSES:
  Insurance charges ...........................         194,854          105,852          217,632          121,086
  Administrative fees .........................          21,837           12,702           24,536           14,102
                                                    -----------      -----------      -----------      -----------

    Total expenses ............................         216,691          118,554          242,168          135,188
                                                    -----------      -----------      -----------      -----------

      Net investment income (loss) ............        (125,335)         (15,713)         (87,454)         (79,049)
                                                    -----------      -----------      -----------      -----------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................              --               --               --               --
    Realized gain (loss) on sale of investments        (226,211)              --               --         (180,075)
                                                    -----------      -----------      -----------      -----------

      Realized gain (loss) ....................        (226,211)              --               --         (180,075)
                                                    -----------      -----------      -----------      -----------

    Change in unrealized gain (loss)
      on investments ..........................      (2,438,088)              --               --         (875,942)
                                                    -----------      -----------      -----------      -----------

Net increase (decrease) in net assets
  resulting from operations ...................     $(2,789,634)     $   (15,713)     $   (87,454)     $(1,135,066)
                                                    ===========      ===========      ===========      ===========

                       See Notes to Financial Statements
                                      -30-

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2002

  DYNAMIC
  CAPITAL
APPRECIATION          MID CAP
 PORTFOLIO           PORTFOLIO
-- SERVICE         -- SERVICE
  CLASS 2             CLASS 2             COMBINED
-------------      -------------      -------------
$       1,123      $      17,112      $  26,946,969
-------------      -------------      -------------

        2,181             50,538         13,559,348
          262              5,834          1,605,821
-------------      -------------      -------------

        2,443             56,372         15,165,169
-------------      -------------      -------------

       (1,320)           (39,260)        11,781,800
-------------      -------------      -------------

           --                 --          5,190,686
       (2,719)           (21,385)       (80,632,972)
-------------      -------------      -------------

       (2,719)           (21,385)       (75,442,286)
-------------      -------------      -------------

        9,576           (414,950)      (140,097,125)
-------------      -------------      -------------

$       5,537      $    (475,595)     $(203,757,611)
=============      =============      =============

                       See Notes to Financial Statements
                                      -31-

                                      -32-

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                                                                        AIM V.I. PREMIER EQUITY FUND
                                            CAPITAL APPRECIATION FUND       MONEY MARKET PORTFOLIO               -- SERIES I
                                           ----------------------------  ----------------------------  ----------------------------
                                               2002            2001           2002           2001           2002           2001
                                           -------------  -------------  -------------  -------------  -------------  -------------
OPERATIONS:
  Net investment income (loss) ..........  $      65,827  $  (1,068,796) $     (13,424) $   1,135,762  $     (31,504) $     (19,818)
  Realized gain (loss) ..................    (19,624,356)    (8,401,688)            --             --       (183,160)        35,573
  Change in unrealized gain (loss)
    on investments ......................     (3,126,338)   (29,351,868)            --             --       (956,700)      (210,381)
                                           -------------  -------------  -------------  -------------  -------------  -------------

    Net increase (decrease) in net assets
      resulting from operations .........    (22,684,867)   (38,822,352)       (13,424)     1,135,762     (1,171,364)      (194,626)
                                           -------------  -------------  -------------  -------------  -------------  -------------

UNIT TRANSACTIONS:
  Participant purchase payments .........      1,164,811      6,579,187     44,417,442     34,367,585        258,964      1,135,823
  Participant transfers from other
    funding options .....................     30,856,163     22,093,948    707,234,458    768,877,385      1,277,645      1,962,443
  Administrative charges ................        (34,947)       (34,774)       (11,031)        (5,913)        (1,018)          (398)
  Contract surrenders ...................     (5,773,594)    (9,913,727)   (62,840,229)   (23,673,049)      (173,090)       (76,321)
  Participant transfers to other
    funding options .....................    (40,521,016)   (32,011,698)  (696,712,823)  (750,708,590)      (397,574)      (152,767)
  Other payments to participants ........     (1,381,633)    (1,913,294)      (893,122)      (870,221)       (34,911)       (21,682)
                                           -------------  -------------  -------------  -------------  -------------  -------------

    Net increase (decrease) in net assets
      resulting from unit transactions ..    (15,690,216)   (15,200,358)    (8,805,305)    27,987,197        930,016      2,847,098
                                           -------------  -------------  -------------  -------------  -------------  -------------

    Net increase (decrease) in net assets    (38,375,083)   (54,022,710)    (8,818,729)    29,122,959       (241,348)     2,652,472

NET ASSETS:
    Beginning of year ...................     93,500,232    147,522,942     69,573,034     40,450,075      2,995,482        343,010
                                           -------------  -------------  -------------  -------------  -------------  -------------
    End of year .........................  $  55,125,149  $  93,500,232  $  60,754,305  $  69,573,034  $   2,754,134  $   2,995,482
                                           =============  =============  =============  =============  =============  =============

                       See Notes to Financial Statements
                                      -33-

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                              PREMIER GROWTH PORTFOLIO       CREDIT SUISSE EMERGING           VIP REIT SERIES --
                                                     -- CLASS B                 MARKETS PORTFOLIO               STANDARD CLASS
                                            ---------------------------   ---------------------------  ----------------------------
                                                2002           2001           2002           2001          2002             2001
                                            ------------   ------------   ------------   ------------  ------------    ------------
OPERATIONS:
  Net investment income (loss) ..........   $   (140,532)  $   (168,529)  $    (50,144)  $    (59,559) $     30,156    $     10,867
  Realized gain (loss) ..................     (1,527,937)      (795,308)       140,628     (1,987,726)      185,873          75,293
  Change in unrealized gain (loss)
    on investments ......................     (2,347,682)    (1,729,395)      (509,205)     1,633,287      (209,828)        122,554
                                            ------------   ------------   ------------   ------------  ------------    ------------

    Net increase (decrease) in net assets
      resulting from operations .........     (4,016,151)    (2,693,232)      (418,721)      (413,998)        6,201         208,714
                                            ------------   ------------   ------------   ------------  ------------    ------------

UNIT TRANSACTIONS:
  Participant purchase payments .........        556,056      3,555,118        906,141        562,431       521,933         309,482
  Participant transfers from other
    funding options .....................      1,807,541      5,130,702     27,643,564     35,287,981     3,702,935       1,011,881
  Administrative charges ................         (3,817)        (2,922)        (1,503)        (1,192)       (1,940)           (597)
  Contract surrenders ...................       (547,674)    (1,368,909)      (254,777)      (368,344)     (409,649)       (183,712)
  Participant transfers to other
    funding options .....................     (1,954,379)    (2,773,072)   (28,031,021)   (35,666,160)   (1,388,649)       (452,844)
  Other payments to participants ........       (171,298)      (216,243)      (198,950)       (35,192)     (339,691)         67,237
                                            ------------   ------------   ------------   ------------  ------------    ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ..       (313,571)     4,324,674         63,454       (220,476)    2,084,939         751,447
                                            ------------   ------------   ------------   ------------  ------------    ------------

    Net increase (decrease) in net assets     (4,329,722)     1,631,442       (355,267)      (634,474)    2,091,140         960,161

NET ASSETS:
  Beginning of year .....................     12,355,092     10,723,650      3,666,199      4,300,673     3,508,977       2,548,816
                                            ------------   ------------   ------------   ------------  ------------    ------------
  End of year ...........................   $  8,025,370   $ 12,355,092   $  3,310,932   $  3,666,199  $  5,600,117    $  3,508,977
                                            ============   ============   ============   ============  ============    ============

                       See Notes to Financial Statements
                                      -34-

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

   APPRECIATION PORTFOLIO            SMALL CAP PORTFOLIO        MUTUAL SHARES SECURITIES FUND  TEMPLETON GROWTH SECURITIES FUND
     -- INITIAL SHARES                -- INITIAL SHARES                   -- CLASS 2                        -- CLASS 2
----------------------------    ----------------------------    -----------------------------   ------------------------------
     2002           2001            2002            2001            2002            2001             2002            2001
------------    ------------    ------------    ------------    ------------    -------------   ------------    --------------
$    (39,753)   $    (70,597)   $   (276,311)   $   (163,315)   $       (649)   $          --   $       (645)   $           --
    (472,676)       (146,727)     (5,320,513)     (2,081,597)         (1,658)              --         (8,884)               --

  (1,674,938)     (1,282,432)        928,687       1,189,264          (4,698)              --        (18,598)               --
------------    ------------    ------------    ------------    ------------    -------------   ------------    --------------

  (2,187,367)     (1,499,756)     (4,668,137)     (1,055,648)         (7,005)              --        (28,127)               --
------------    ------------    ------------    ------------    ------------    -------------   ------------    --------------

     562,531       1,542,303       1,206,564       3,631,944          26,911               --        150,797                --

   1,711,745       1,897,157      33,327,072      15,781,677         186,330               --        636,207                --
      (3,455)         (2,915)         (7,351)         (5,032)            (35)              --            (43)               --
  (1,523,897)     (1,145,686)     (1,286,716)     (1,111,974)         (4,071)              --         (2,545)               --

  (1,528,736)     (2,277,705)    (31,552,540)    (12,211,548)        (31,847)              --       (333,901)               --
    (194,145)       (386,816)       (317,451)       (180,671)             --               --        (11,441)               --
------------    ------------    ------------    ------------    ------------    -------------   ------------    --------------

    (975,957)       (373,662)      1,369,578       5,904,396         177,288               --        439,074                --
------------    ------------    ------------    ------------    ------------    -------------   ------------    --------------

  (3,163,324)     (1,873,418)     (3,298,559)      4,848,748         170,283               --        410,947                --

  12,822,831      14,696,249      20,962,251      16,113,503              --               --             --                --
------------    ------------    ------------    ------------    ------------    -------------   ------------    --------------
$  9,659,507    $ 12,822,831    $ 17,663,692    $ 20,962,251    $    170,283    $          --   $    410,947    $           --
============    ============    ============    ============    ============    =============   ============    ==============

                       See Notes to Financial Statements
                                      -35-

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                                           DIVERSIFIED STRATEGIC         EQUITY INDEX PORTFOLIO
                                              APPRECIATION PORTFOLIO          INCOME PORTFOLIO             -- CLASS II SHARES
                                           ---------------------------   ---------------------------   ---------------------------
                                               2002           2001           2002          2001           2002            2001
                                           ------------   ------------   ------------   ------------   ------------   ------------
OPERATIONS:
  Net investment income (loss) ..........  $     18,034   $   (106,271)  $  1,913,485   $  2,053,217   $     50,665   $    (86,230)
  Realized gain (loss) ..................      (528,203)       148,846       (891,308)      (447,304)      (846,601)      (286,262)
  Change in unrealized gain (loss)
    on investments ......................    (6,237,607)    (1,994,072)      (230,852)    (1,126,978)    (2,718,988)    (1,411,297)
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from operations .........    (6,747,776)    (1,951,497)       791,325        478,935     (3,514,924)    (1,783,789)
                                           ------------   ------------   ------------   ------------   ------------   ------------

UNIT TRANSACTIONS:
  Participant purchase payments .........       827,374      2,047,752         91,651      1,459,846        826,539      3,336,328
  Participant transfers from other
    funding options .....................     4,075,578      4,203,732      1,318,849      2,412,420      3,537,313      4,695,838
  Administrative charges ................        (8,452)        (6,414)        (5,052)        (4,109)        (5,686)        (4,490)
  Contract surrenders ...................    (1,802,955)    (2,162,264)    (2,702,318)    (1,538,320)      (774,922)    (1,001,387)
  Participant transfers to other
    funding options .....................    (3,353,688)    (1,767,403)    (2,450,079)    (1,480,039)    (2,815,232)    (1,642,515)
  Other payments to participants ........      (662,482)    (1,531,535)      (940,354)    (1,684,640)       (87,204)      (189,839)
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ..      (924,625)       783,868     (4,687,303)      (834,842)       680,808      5,193,935
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets    (7,672,401)    (1,167,629)    (3,895,978)      (355,907)    (2,834,116)     3,410,146

NET ASSETS:
  Beginning of year .....................    35,778,353     36,945,982     27,526,334     27,882,241     14,016,957     10,606,811
                                           ------------   ------------   ------------   ------------   ------------   ------------
  End of year ...........................  $ 28,105,952   $ 35,778,353   $ 23,630,356   $ 27,526,334   $ 11,182,841   $ 14,016,957
                                           ============   ============   ============   ============   ============   ============

                       See Notes to Financial Statements
                                      -36-

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                    EMERGING GROWTH FUND        GROWTH & INCOME FUND            BALANCED PORTFOLIO
FUNDAMENTAL VALUE PORTFOLIO              -- CLASS I                  -- CLASS I                 -- SERVICE SHARES
---------------------------   -----------------------------  ----------------------------  ---------------------------
    2002           2001           2002            2001           2002           2001          2002            2001
------------   ------------   ------------   --------------  ------------   -------------  ------------   ------------
$    (70,858)  $   (119,189)  $       (209)  $           --  $         (6)  $          --  $    109,035   $     60,741
    (539,216)     1,662,629          5,788               --         1,379              --      (178,428)       (65,681)

  (5,983,820)    (2,465,989)        (4,823)              --        (2,686)             --    (1,289,497)      (466,330)
------------   ------------   ------------   --------------  ------------   -------------  ------------   ------------

  (6,593,894)      (922,549)           756               --        (1,313)             --    (1,358,890)      (471,270)
------------   ------------   ------------   --------------  ------------   -------------  ------------   ------------

   2,167,206      4,491,194         16,727               --         5,358              --     2,040,320      3,827,319

  10,248,255     10,930,632         26,479               --        20,657              --     6,359,902      6,109,050
      (6,741)        (3,348)            --               --            --              --        (5,678)        (3,070)
  (1,977,364)    (1,128,974)            --               --            --              --      (805,340)      (458,209)

  (4,008,353)    (1,231,859)            --               --            --              --    (1,846,925)      (971,991)
    (552,723)      (278,568)            --               --            --              --      (376,621)       (36,832)
------------   ------------   ------------   --------------  ------------   -------------  ------------   ------------

   5,870,280     12,779,077         43,206               --        26,015              --     5,365,658      8,466,267
------------   ------------   ------------   --------------  ------------   -------------  ------------   ------------

    (723,614)    11,856,528         43,962               --        24,702              --     4,006,768      7,994,997

  23,511,100     11,654,572             --               --            --              --    13,093,891      5,098,894
------------   ------------   ------------   --------------  ------------   -------------  ------------   ------------
$ 22,787,486   $ 23,511,100   $     43,962   $           --  $     24,702   $          --  $ 17,100,659   $ 13,093,891
============   ============   ============   ==============  ============   =============  ============   ============

                       See Notes to Financial Statements
                                      -37-

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                               CAPITAL APPRECIATION       GLOBAL LIFE SCIENCES         GLOBAL TECHNOLOGY
                                                     PORTFOLIO                 PORTFOLIO                   PORTFOLIO
                                                -- SERVICE SHARES          -- SERVICE SHARES          -- SERVICE SHARES
                                           -------------------------   -------------------------   -------------------------
                                              2002          2001          2002          2001          2002           2001
                                           -----------   -----------   -----------   -----------   -----------   -----------
OPERATIONS:
  Net investment income (loss) ..........  $   (32,584)  $    (5,713)  $   (32,513)  $   (38,898)  $   (38,554)  $   (31,989)
  Realized gain (loss) ..................     (106,338)      (34,390)     (240,362)     (126,420)   (3,294,533)   (1,099,717)
  Change in unrealized gain (loss)
    on investments ......................     (411,434)     (213,624)     (601,176)     (354,663)    1,764,568    (1,222,683)
                                           -----------   -----------   -----------   -----------   -----------   -----------

  Net increase (decrease) in net assets
    resulting from operations ...........     (550,356)     (253,727)     (874,051)     (519,981)   (1,568,519)   (2,354,389)
                                           -----------   -----------   -----------   -----------   -----------   -----------

UNIT TRANSACTIONS:
  Participant purchase payments .........      147,869       771,983        55,553       428,822       118,948       969,195
  Participant transfers from other
    funding options .....................    1,024,414     2,082,069       590,459     1,366,844     3,571,028     1,569,490
  Administrative charges ................         (852)         (268)       (1,264)         (994)       (1,409)       (1,324)
  Contract surrenders ...................     (124,250)     (154,518)      (85,407)     (164,444)     (119,357)     (348,455)
  Participant transfers to other
    funding options .....................     (386,201)     (135,632)     (888,073)     (874,797)   (3,767,447)   (1,112,506)
  Other payments to participants ........      (83,749)           --       (83,732)       56,906       (77,347)       (2,043)
                                           -----------   -----------   -----------   -----------   -----------   -----------

    Net increase (decrease) in net assets
      resulting from unit transactions ..      577,231     2,563,634      (412,464)      812,337      (275,584)    1,074,357
                                           -----------   -----------   -----------   -----------   -----------   -----------

    Net increase (decrease) in net assets       26,875     2,309,907    (1,286,515)      292,356    (1,844,103)   (1,280,032)

NET ASSETS:
  Beginning of year .....................    2,703,156       393,249     3,069,349     2,776,993     3,826,592     5,106,624
                                           -----------   -----------   -----------   -----------   -----------   -----------
  End of year ...........................  $ 2,730,031   $ 2,703,156   $ 1,782,834   $ 3,069,349   $ 1,982,489   $ 3,826,592
                                           ===========   ===========   ===========   ===========   ===========   ===========

                       See Notes to Financial Statements
                                      -38-

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                                                                           PUTNAM VT
  STRATEGIC VALUE PORTFOLIO      WORLDWIDE GROWTH PORTFOLIO      TOTAL RETURN PORTFOLIO --         INTERNATIONAL GROWTH FUND
     -- SERVICE SHARES                -- SERVICE SHARES             ADMINISTRATIVE CLASS              -- CLASS IB SHARES
-----------------------------   -----------------------------   -----------------------------   -----------------------------
     2002            2001            2002            2001            2002            2001            2002            2001
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
$     (19,264)  $      (4,743)  $    (122,174)  $    (151,963)  $     425,367   $      46,551   $     (19,744)  $     (13,670)
      (38,942)         (1,666)     (2,494,023)     (4,378,918)        336,468         103,905       1,036,668         657,535

     (327,509)         (6,573)     (1,933,250)      1,189,238         509,913         (83,447)        (34,278)         25,317
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------

     (385,715)        (12,982)     (4,549,447)     (3,341,643)      1,271,748          67,009         982,646         669,182
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------

      101,669         373,543       1,757,157       4,261,077       4,898,152       2,096,128       1,144,923         125,972

      614,294         802,335      39,217,773      52,487,663      24,467,703       3,799,648     152,298,150     105,129,105
         (300)            (66)         (5,134)         (3,759)         (3,942)            (55)           (287)            (15)
      (65,769)        (14,812)       (507,313)       (587,680)     (2,384,217)       (106,781)     (1,922,279)         (6,235)

     (157,725)        (24,317)    (39,395,146)    (47,740,076)     (6,963,941)       (128,158)   (152,534,801)   (105,040,280)
      (22,746)             --        (173,163)        (76,356)        (99,464)             --          (4,503)             --
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------

      469,423       1,136,683         894,174       8,340,869      19,914,291       5,660,782         (18,797)        208,547
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------

       83,708       1,123,701      (3,655,273)      4,999,226      21,186,039       5,727,791         963,849         877,729

    1,123,701              --      15,709,875      10,710,649       5,727,791              --         877,729              --
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
$   1,207,409   $   1,123,701   $  12,054,602   $  15,709,875   $  26,913,830   $   5,727,791   $   1,841,578   $     877,729
=============   =============   =============   =============   =============   =============   =============   =============

                       See Notes to Financial Statements
                                      -39-

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                    PUTNAM VT                      PUTNAM VT
                                               SMALL CAP VALUE FUND             VOYAGER II FUND
                                                -- CLASS IB SHARES            -- CLASS IB SHARES         CAPITAL FUND -- CLASS I
                                           ---------------------------   ---------------------------   ---------------------------
                                               2002           2001           2002           2001           2002           2001
                                           ------------   ------------   ------------   ------------   ------------   ------------
OPERATIONS:
  Net investment income (loss) ..........  $    (23,497)  $     (3,908)  $     (2,978)  $       (741)  $   (224,279)  $    (53,372)
  Realized gain (loss) ..................       (59,690)       (28,466)        (9,638)          (103)      (677,257)       200,391
  Change in unrealized gain (loss)
    on investments ......................      (484,977)        83,718        (63,280)       (11,712)    (6,463,572)      (157,345)
                                           ------------   ------------   ------------   ------------   ------------   ------------

  Net increase (decrease) in net assets
    resulting from operations ...........      (568,164)        51,344        (75,896)       (12,556)    (7,365,108)       (10,326)
                                           ------------   ------------   ------------   ------------   ------------   ------------

UNIT TRANSACTIONS:
  Participant purchase payments .........       518,233        386,269         64,991        133,058      3,196,001      7,335,863
  Participant transfers from other
    funding options .....................     1,916,546        769,410        193,442          9,767     10,160,839      9,066,805
  Administrative charges ................          (599)           (43)           (45)            (2)        (6,188)        (2,350)
  Contract surrenders ...................      (100,464)        (4,745)        (3,667)            --       (929,439)      (442,356)
  Participant transfers to other
    funding options .....................      (616,788)      (283,164)       (39,693)            --     (4,460,673)    (2,869,044)
  Other payments to participants ........       (19,650)            --             --             --       (500,484)       (55,627)
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ..     1,697,278        867,727        215,028        142,823      7,460,056     13,033,291
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets     1,129,114        919,071        139,132        130,267         94,948     13,022,965

NET ASSETS:
  Beginning of year .....................       919,071             --        130,267             --     21,772,306      8,749,341
                                           ------------   ------------   ------------   ------------   ------------   ------------
  End of year ...........................  $  2,048,185   $    919,071   $    269,399   $    130,267   $ 21,867,254   $ 21,772,306
                                           ============   ============   ============   ============   ============   ============

                       See Notes to Financial Statements
                                      -40-

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

    HIGH YIELD BOND FUND                                       LARGE CAP GROWTH FUND         SMALL CAP GROWTH FUND
       -- CLASS I               INVESTORS FUND - CLASS I             -- CLASS I                     -- CLASS I
---------------------------   ---------------------------   -----------------------------  ---------------------------
    2002           2001           2002           2001           2002            2001           2002           2001
------------   ------------   ------------   ------------   ------------   --------------  ------------   ------------
$    395,117   $    321,604   $    (63,553)  $   (107,474)  $       (112)  $           --  $    (87,060)  $    (50,080)
     (69,170)       (58,683)      (940,899)       290,804             (1)              --    (2,055,294)      (493,243)

       9,445       (149,980)    (6,124,168)    (1,386,061)          (575)              --      (578,766)       449,829
------------   ------------   ------------   ------------   ------------   --------------  ------------   ------------

     335,392        112,941     (7,128,620)    (1,202,731)          (688)              --    (2,721,120)       (93,494)
------------   ------------   ------------   ------------   ------------   --------------  ------------   ------------

     390,749        872,268      1,413,238      3,550,522         29,027               --     1,116,614      1,796,227

   2,081,019      1,530,013      7,431,732     10,457,433          1,843               --    31,938,378     13,977,623
      (1,277)          (698)        (7,042)        (4,343)            --               --        (1,295)          (542)
    (298,850)      (145,226)    (1,372,078)    (1,602,701)            --               --      (348,183)      (270,954)

    (516,100)      (662,518)    (3,948,788)    (2,028,685)            --               --   (29,742,308)   (12,020,751)
     (58,329)       (66,902)      (755,876)      (258,375)            --               --      (105,449)       (57,229)
------------   ------------   ------------   ------------   ------------   --------------  ------------   ------------

   1,597,212      1,526,937      2,761,186     10,113,851         30,870               --     2,857,757      3,424,374
------------   ------------   ------------   ------------   ------------   --------------  ------------   ------------

   1,932,604      1,639,878     (4,367,434)     8,911,120         30,182               --       136,637      3,330,880

   4,825,671      3,185,793     25,498,066     16,586,946             --               --     5,360,330      2,029,450
------------   ------------   ------------   ------------   ------------   --------------  ------------   ------------
$  6,758,275   $  4,825,671   $ 21,130,632   $ 25,498,066   $     30,182   $           --  $  5,496,967   $  5,360,330
============   ============   ============   ============   ============   ==============  ============   ============

                       See Notes to Financial Statements
                                      -41-

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                              STRATEGIC BOND FUND          CONVERTIBLE SECURITIES          DISCIPLINED MID CAP
                                                   -- CLASS I                     PORTFOLIO                  STOCK PORTFOLIO
                                           ---------------------------   ---------------------------   ---------------------------
                                               2002           2001           2002           2001           2002           2001
                                           ------------   ------------   ------------   ------------   ------------   ------------
OPERATIONS:
  Net investment income (loss) ..........  $    633,841   $    294,260   $    893,796   $     70,710   $   (118,163)  $   (156,605)
  Realized gain (loss) ..................        21,769         (3,339)      (613,728)       518,493       (387,500)       984,516
  Change in unrealized gain (loss)
    on investments ......................       426,237         60,086     (1,702,399)      (974,411)    (1,961,345)    (1,702,055)
                                           ------------   ------------   ------------   ------------   ------------   ------------

  Net increase (decrease) in net assets
    resulting from operations ...........     1,081,847        351,007     (1,422,331)      (385,208)    (2,467,008)      (874,144)
                                           ------------   ------------   ------------   ------------   ------------   ------------

UNIT TRANSACTIONS:
  Participant purchase payments .........     1,372,179      1,709,101      2,025,172      3,049,485        375,234        849,626
  Participant transfers from other
    funding options .....................     7,147,876      4,302,707      5,289,903      7,465,844      5,656,122      3,127,158
  Administrative charges ................        (2,358)          (934)        (4,298)        (2,720)        (4,145)        (2,868)
  Contract surrenders ...................      (656,553)      (621,118)    (2,559,095)    (1,055,737)      (966,844)      (844,428)
  Participant transfers to other
    funding options .....................      (855,150)      (631,492)    (5,377,329)    (1,862,725)    (3,926,042)    (2,698,340)
  Other payments to participants ........      (226,615)      (189,844)      (193,249)      (170,593)      (284,687)      (199,040)
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ..     6,779,379      4,568,420       (818,896)     7,423,554        849,638        232,108
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets     7,861,226      4,919,427     (2,241,227)     7,038,346     (1,617,370)      (642,036)

NET ASSETS:
  Beginning of year .....................    10,151,779      5,232,352     16,847,725      9,809,379     14,342,700     14,984,736
                                           ------------   ------------   ------------   ------------   ------------   ------------
  End of year ...........................  $ 18,013,005   $ 10,151,779   $ 14,606,498   $ 16,847,725   $ 12,725,330   $ 14,342,700
                                           ============   ============   ============   ============   ============   ============

                       See Notes to Financial Statements
                                      -42-

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

 DISCIPLINED SMALL CAP                                              FEDERATED
      STOCK PORTFOLIO          EQUITY INCOME PORTFOLIO         HIGH YIELD PORTFOLIO       FEDERATED STOCK PORTFOLIO
--------------------------   ---------------------------   ---------------------------   ---------------------------
    2002          2001           2002           2001           2002           2001           2002           2001
------------  ------------   ------------   ------------   ------------   ------------   ------------   ------------
$         --  $    (20,266)  $   (204,134)  $   (208,020)  $  3,239,637   $  2,160,191   $    195,697   $    (34,266)
          --      (324,983)    (1,051,499)       261,093     (1,657,096)      (647,440)      (452,178)       853,013

          --        47,936     (7,896,902)    (5,093,418)    (1,155,304)    (1,377,626)    (3,632,979)      (829,972)
------------  ------------   ------------   ------------   ------------   ------------   ------------   ------------

          --      (297,313)    (9,152,535)    (5,040,345)       427,237        135,125     (3,889,460)       (11,225)
------------  ------------   ------------   ------------   ------------   ------------   ------------   ------------

          --       189,821      2,210,799      4,028,454        388,364        987,033        305,382        571,078

          --       624,101      9,105,611     11,062,839      5,042,993      1,855,108      1,623,157      3,046,276
          --          (539)       (16,825)       (13,473)        (4,901)        (3,914)        (4,906)        (4,183)
          --       (42,864)    (3,668,951)    (4,642,927)    (1,627,859)    (1,486,540)    (1,121,516)    (1,388,127)

          --    (2,574,942)    (8,261,326)    (7,620,600)    (4,419,612)    (1,834,955)    (2,360,225)    (3,026,024)
          --       (25,543)    (1,621,255)    (1,352,450)      (576,035)      (570,430)      (364,638)      (544,755)
------------  ------------   ------------   ------------   ------------   ------------   ------------   ------------

          --    (1,829,966)    (2,251,947)     1,461,843     (1,197,050)    (1,053,698)    (1,922,746)    (1,345,735)
------------  ------------   ------------   ------------   ------------   ------------   ------------   ------------

          --    (2,127,279)   (11,404,482)    (3,578,502)      (769,813)      (918,573)    (5,812,206)    (1,356,960)

          --     2,127,279     58,950,852     62,529,354     20,466,671     21,385,244     19,531,648     20,888,608
------------  ------------   ------------   ------------   ------------   ------------   ------------   ------------
$         --  $         --   $ 47,546,370   $ 58,950,852   $ 19,696,858   $ 20,466,671   $ 13,719,442   $ 19,531,648
============  ============   ============   ============   ============   ============   ============   ============

                       See Notes to Financial Statements
                                      -43-

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                                               LAZARD INTERNATIONAL                MFS EMERGING
                                                LARGE CAP PORTFOLIO              STOCK PORTFOLIO                GROWTH PORTFOLIO
                                          ----------------------------  ----------------------------   ----------------------------
                                                2002           2001           2002           2001            2002           2001
                                          -------------  -------------  -------------  -------------   -------------  -------------
OPERATIONS:
  Net investment income (loss) .......... $    (378,874) $    (487,437) $     132,740  $    (428,217)  $    (357,695) $    (602,285)
  Realized gain (loss) ..................    (3,571,548)    (1,758,285)    (1,105,915)    (7,804,939)     (6,478,831)     5,492,109
  Change in unrealized gain (loss)
    on investments ......................    (7,063,827)    (8,941,741)      (346,814)      (706,451)     (4,919,861)   (28,442,418)
                                          -------------  -------------  -------------  -------------   -------------  -------------

  Net increase (decrease) in net assets
    resulting from operations ...........   (11,014,249)   (11,187,463)    (1,319,989)    (8,939,607)    (11,756,387)   (23,552,594)
                                          -------------  -------------  -------------  -------------   -------------  -------------

UNIT TRANSACTIONS:
  Participant purchase payments .........     1,276,452      2,882,752      1,820,407      2,513,597         194,876      1,891,761
  Participant transfers from other
    funding options .....................     3,501,375      5,982,154    374,454,120    500,963,824       1,881,509      5,928,586
  Administrative charges ................       (14,149)       (12,630)        (7,227)        (6,817)        (10,088)       (10,452)
  Contract surrenders ...................    (3,263,977)    (4,139,096)    (2,939,895)    (2,006,056)     (1,961,248)    (3,096,038)
  Participant transfers to other
    funding options .....................    (5,279,225)    (5,778,785)  (379,302,839)  (501,867,582)     (4,784,903)    (8,585,370)
  Other payments to participants ........      (679,223)    (1,437,390)      (342,515)      (476,535)       (402,839)      (643,597)
                                          -------------  -------------  -------------  -------------   -------------  -------------

    Net increase (decrease) in net assets
      resulting from unit transactions ..    (4,458,747)    (2,502,995)    (6,317,949)      (879,569)     (5,082,693)    (4,515,110)
                                          -------------  -------------  -------------  -------------   -------------  -------------

    Net increase (decrease) in net assets   (15,472,996)   (13,690,458)    (7,637,938)    (9,819,176)    (16,839,080)   (28,067,704)

NET ASSETS:
  Beginning of year .....................    47,594,190     61,284,648     28,922,467     38,741,643      35,529,419     63,597,123
                                          -------------  -------------  -------------  -------------   -------------  -------------
  End of year ........................... $  32,121,194  $  47,594,190  $  21,284,529  $  28,922,467   $  18,690,339  $  35,529,419
                                          =============  =============  =============  =============   =============  =============

                       See Notes to Financial Statements
                                      -44-

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

        MFS MID CAP
     GROWTH PORTFOLIO            MFS RESEARCH PORTFOLIO         MFS VALUE PORTFOLIO        STRATEGIC STOCK PORTFOLIO
---------------------------   ---------------------------   ---------------------------   --------------------------
    2002           2001           2002           2001           2002           2001           2002          2001
------------   ------------   ------------   ------------   ------------   ------------   ------------  ------------
$   (200,143)  $   (324,071)  $    (13,320)  $    (26,899)  $        (65)  $        180   $         --  $      8,771
  (3,874,375)     3,985,059       (309,541)        50,082         (3,542)        (1,685)            --       (27,647)

  (6,635,955)   (10,542,328)      (134,966)      (564,116)           (50)            39             --       (15,032)
------------   ------------   ------------   ------------   ------------   ------------   ------------  ------------

 (10,710,473)    (6,881,340)      (457,827)      (540,933)        (3,657)        (1,466)            --       (33,908)
------------   ------------   ------------   ------------   ------------   ------------   ------------  ------------

     637,843      3,089,753         47,425        390,184             --            500             --        36,443

   2,515,314      7,860,403        122,796        285,839         89,604         66,739             --     2,235,371
      (5,075)        (5,550)          (804)          (733)            --             --             --          (219)
    (893,535)    (1,906,441)       (96,624)       (97,642)            --           (215)            --       (63,266)

  (3,255,826)    (5,025,215)      (241,000)      (201,676)       (86,446)       (65,059)            --    (2,541,646)
    (305,954)      (259,294)      (268,614)       (14,992)            --             --             --            --
------------   ------------   ------------   ------------   ------------   ------------   ------------  ------------

  (1,307,233)     3,753,656       (436,821)       360,980          3,158          1,965             --      (333,317)
------------   ------------   ------------   ------------   ------------   ------------   ------------  ------------

 (12,017,706)    (3,127,684)      (894,648)      (179,953)          (499)           499             --      (367,225)

  21,921,352     25,049,036      1,940,812      2,120,765            499             --             --       367,225
------------   ------------   ------------   ------------   ------------   ------------   ------------  ------------
$  9,903,646   $ 21,921,352   $  1,046,164   $  1,940,812   $         --   $        499   $         --  $         --
============   ============   ============   ============   ============   ============   ============  ============

                       See Notes to Financial Statements
                                      -45-

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                               TRAVELERS QUALITY             ACTIVE INTERNATIONAL             EMERGING MARKETS
                                                  BOND PORTFOLIO             ALLOCATION PORTFOLIO             EQUITY PORTFOLIO
                                           ---------------------------   ---------------------------   ---------------------------
                                               2002           2001           2002           2001           2002           2001
                                           ------------   ------------   ------------   ------------   ------------   ------------
OPERATIONS:
  Net investment income (loss) ..........  $  2,527,576   $    775,479   $     21,923   $     19,858   $    (42,800)  $    (37,896)
  Realized gain (loss) ..................     1,036,162        282,280       (106,065)      (116,554)      (289,436)      (298,853)
  Change in unrealized gain (loss)
    on investments ......................    (1,788,816)       675,302       (597,401)      (145,178)         8,651        114,053
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from operations .........     1,774,922      1,733,061       (681,543)      (241,874)      (323,585)      (222,696)
                                           ------------   ------------   ------------   ------------   ------------   ------------

UNIT TRANSACTIONS:
  Participant purchase payments .........     4,758,038      5,928,186        397,366      1,894,681        124,709        567,850
  Participant transfers from other
    funding options .....................    13,090,838     14,150,170      1,906,651      1,479,348        593,109        449,305
  Administrative charges ................        (8,859)        (5,118)          (696)          (232)          (992)          (651)
  Contract surrenders ...................    (5,926,321)    (2,301,703)       (61,426)       (12,992)      (226,225)      (114,723)
  Participant transfers to other
    funding options .....................   (13,288,530)    (6,221,760)      (630,697)    (1,276,448)      (476,803)      (313,586)
  Other payments to participants ........    (1,042,738)    (1,005,739)       (63,664)        (5,999)       (45,931)        (7,994)
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ..    (2,417,572)    10,544,036      1,547,534      2,078,358        (32,133)       580,201
                                           ------------   ------------   ------------   ------------   ------------   ------------

  Net increase (decrease) in net assets .      (642,650)    12,277,097        865,991      1,836,484       (355,718)       357,505

NET ASSETS:
  Beginning of year .....................    44,346,699     32,069,602      2,386,423        549,939      2,966,452      2,608,947
                                           ------------   ------------   ------------   ------------   ------------   ------------
  End of year ...........................  $ 43,704,049   $ 44,346,699   $  3,252,414   $  2,386,423   $  2,610,734   $  2,966,452
                                           ============   ============   ============   ============   ============   ============

                       See Notes to Financial Statements
                                      -46-

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

  EQUITY GROWTH PORTFOLIO    GLOBAL VALUE EQUITY PORTFOLIO   MID CAP GROWTH PORTFOLIO       MID CAP VALUE PORTFOLIO
---------------------------  -----------------------------  ---------------------------   ---------------------------
    2002           2001           2002           2001           2002           2001           2002           2001
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
$    (71,006)  $    (54,059)  $    (21,552)  $    (23,147)  $    (81,258)  $    (62,632)  $   (257,614)  $   (205,275)
    (368,448)      (162,160)      (109,703)       (42,877)      (506,183)      (276,581)      (681,119)      (141,928)

  (1,506,300)      (307,262)    (1,916,224)      (720,815)    (1,680,372)    (1,090,612)    (5,447,184)       (95,758)
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------

  (1,945,754)      (523,481)    (2,047,479)      (786,839)    (2,267,813)    (1,429,825)    (6,385,917)      (442,961)
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------

     796,165      1,766,194        780,811      1,369,285      1,251,154      1,907,124      2,033,334      3,136,769

   1,952,344      2,984,709      1,950,175      2,060,137      1,791,113      3,206,299      4,833,581      5,690,450
      (1,763)          (758)        (2,609)        (1,666)        (1,671)          (880)        (5,171)        (3,172)
    (194,601)      (146,760)      (318,803)      (456,901)      (242,950)      (187,218)      (742,807)      (640,456)

    (955,482)      (550,717)      (919,758)      (690,928)    (1,004,936)      (638,034)    (1,929,031)    (1,643,421)
     (57,791)      (102,179)      (289,084)      (200,185)      (141,913)      (132,332)      (326,438)      (319,733)
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------

   1,538,872      3,950,489      1,200,732      2,079,742      1,650,797      4,154,959      3,863,468      6,220,437
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------

    (406,882)     3,427,008       (846,747)     1,292,903       (617,016)     2,725,134     (2,522,449)     5,777,476

   5,516,865      2,089,857     10,063,047      8,770,144      5,878,744      3,153,610     18,884,933     13,107,457
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
$  5,109,983   $  5,516,865   $  9,216,300   $ 10,063,047   $  5,261,728   $  5,878,744   $ 16,362,484   $ 18,884,933
============   ============   ============   ============   ============   ============   ============   ============

                       See Notes to Financial Statements
                                      -47-

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                               TECHNOLOGY PORTFOLIO      U.S. REAL ESTATE PORTFOLIO          VALUE PORTFOLIO
                                           ---------------------------   ---------------------------   ---------------------------
                                               2002           2001           2002           2001           2002           2001
                                           ------------   ------------   ------------   ------------   ------------   ------------
OPERATIONS:
  Net investment income (loss) ..........  $    (51,229)  $    (65,116)  $    128,572   $    122,035   $    (62,698)  $    (26,699)
  Realized gain (loss) ..................    (1,533,150)      (748,740)       190,821         77,040       (282,446)       720,659
  Change in unrealized gain (loss)
    on investments ......................    (1,130,473)    (2,421,395)      (530,092)        84,572     (3,743,312)      (615,121)
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from operations .........    (2,714,852)    (3,235,251)      (210,699)       283,647     (4,088,456)        78,839
                                           ------------   ------------   ------------   ------------   ------------   ------------

UNIT TRANSACTIONS:
  Participant purchase payments .........       141,233      1,255,825      1,172,416        751,004        937,151      2,651,416
  Participant transfers from other
    funding options .....................       950,119      2,736,060      2,603,294      1,694,474      3,868,631      4,845,579
  Administrative charges ................        (1,191)        (1,078)        (1,284)          (512)        (3,955)        (2,341)
  Contract surrenders ...................      (154,024)      (168,291)      (303,474)      (175,699)      (526,601)      (363,330)
  Participant transfers to other
    funding options .....................      (785,778)      (614,879)      (923,049)      (575,408)    (1,466,683)    (1,737,545)
  Other payments to participants ........       (57,813)      (197,201)      (267,050)      (100,228)      (143,649)       (98,029)
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ..        92,546      3,010,436      2,280,853      1,593,631      2,664,894      5,295,750
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets    (2,622,306)      (224,815)     2,070,154      1,877,278     (1,423,562)     5,374,589

NET ASSETS:
  Beginning of year .....................     5,154,048      5,378,863      4,747,482      2,870,204     14,957,474      9,582,885
                                           ------------   ------------   ------------   ------------   ------------   ------------
  End of year ...........................  $  2,531,742   $  5,154,048   $  6,817,636   $  4,747,482   $ 13,533,912   $ 14,957,474
                                           ============   ============   ============   ============   ============   ============

                       See Notes to Financial Statements
                                      -48-

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

       AIM CAPITAL                                                                             PUTNAM DIVERSIFIED
  APPRECIATION PORTFOLIO       ALLIANCE GROWTH PORTFOLIO     MFS TOTAL RETURN PORTFOLIO         INCOME PORTFOLIO
---------------------------   ---------------------------   ---------------------------   ---------------------------
    2002           2001           2002           2001           2002           2001           2002           2001
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
$    (19,261)  $    (11,964)  $   (455,652)  $ (1,043,799)  $  3,815,592   $  1,104,418   $  1,102,606   $    377,117
    (135,101)       175,183    (10,571,086)     9,196,995      2,605,553      3,056,080       (167,414)      (105,611)

    (243,545)      (378,432)   (13,665,959)   (21,924,003)   (12,383,441)    (5,234,163)      (709,235)      (118,720)
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------

    (397,907)      (215,213)   (24,692,697)   (13,770,807)    (5,962,296)    (1,073,665)       225,957        152,786
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------

      95,699        312,255        775,103      4,404,811      3,846,295      8,936,974         95,645        426,709

     707,494        651,772      3,554,237      8,785,075     14,070,242     11,825,400        210,551        767,749
        (425)          (205)       (20,079)       (21,122)       (24,686)       (17,022)        (1,989)        (1,656)
    (102,617)        (6,398)    (3,709,667)    (5,847,692)    (7,232,016)    (5,792,245)      (539,630)      (318,251)

    (161,749)       (88,931)   (10,346,335)   (13,611,369)    (9,224,238)    (4,228,826)      (592,112)      (641,466)
     (32,521)        (8,458)    (1,569,492)    (2,862,953)    (3,572,964)    (1,825,029)      (146,859)         5,013
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------

     505,881        860,035    (11,316,233)    (9,153,250)    (2,137,367)     8,899,252       (974,394)       238,098
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------

     107,974        644,822    (36,008,930)   (22,924,057)    (8,099,663)     7,825,587       (748,437)       390,884

   1,236,262        591,440     75,533,847     98,457,904     88,709,740     80,884,153      5,849,050      5,458,166
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
$  1,344,236   $  1,236,262   $ 39,524,917   $ 75,533,847   $ 80,610,077   $ 88,709,740   $  5,100,613   $  5,849,050
============   ============   ============   ============   ============   ============   ============   ============

                       See Notes to Financial Statements
                                      -49-

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                                             SMITH BARNEY
                                                 SMITH BARNEY           LARGE CAPITALIZATION            COMSTOCK PORTFOLIO
                                          AGGRESSIVE GROWTH PORTFOLIO       GROWTH PORTFOLIO            -- CLASS I SHARES
                                           -------------------------   -------------------------   -------------------------
                                               2002          2001          2002          2001          2002          2001
                                           -----------   -----------   -----------   -----------   -----------   -----------
OPERATIONS:
  Net investment income (loss) ..........  $  (126,610)  $   (26,835)  $   (17,446)  $    (3,138)  $   (20,973)  $   (40,443)
  Realized gain (loss) ..................     (829,934)      (14,089)     (193,405)       (2,137)      (67,650)      137,886
  Change in unrealized gain (loss)
    on investments ......................   (2,875,230)      (10,489)     (430,082)        6,287      (707,641)     (227,022)
                                           -----------   -----------   -----------   -----------   -----------   -----------

    Net increase (decrease) in net assets
      resulting from operations .........   (3,831,774)      (51,413)     (640,933)        1,012      (796,264)     (129,579)
                                           -----------   -----------   -----------   -----------   -----------   -----------

UNIT TRANSACTIONS:
  Participant purchase payments .........    1,991,097     1,859,367       681,781       423,830        15,474        59,936
  Participant transfers from other
    funding options .....................    7,644,084     4,787,304     2,202,464       447,829       754,232     2,071,076
  Administrative charges ................       (2,658)         (379)         (378)          (36)       (1,115)         (554)
  Contract surrenders ...................     (643,753)      (38,708)     (284,460)         (620)     (187,941)     (127,882)
  Participant transfers to other
    funding options .....................   (1,921,333)      (86,099)     (739,679)      (19,105)     (535,830)     (942,002)
  Other payments to participants ........     (224,958)           --      (101,929)           --        (4,951)           --
                                           -----------   -----------   -----------   -----------   -----------   -----------

    Net increase (decrease) in net assets
      resulting from unit transactions ..    6,842,479     6,521,485     1,757,799       851,898        39,869     1,060,574
                                           -----------   -----------   -----------   -----------   -----------   -----------

    Net increase (decrease) in net assets    3,010,705     6,470,072     1,116,866       852,910      (756,395)      930,995

NET ASSETS:
  Beginning of year .....................    6,470,072            --       852,910            --     3,580,528     2,649,533
                                           -----------   -----------   -----------   -----------   -----------   -----------
  End of year ...........................  $ 9,480,777   $ 6,470,072   $ 1,969,776   $   852,910   $ 2,824,133   $ 3,580,528
                                           ===========   ===========   ===========   ===========   ===========   ===========

                       See Notes to Financial Statements
                                      -50-

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

    COMSTOCK PORTFOLIO                                       DOMESTIC INCOME PORTFOLIO     EMERGING GROWTH PORTFOLIO
    -- CLASS II SHARES         DOMESTIC INCOME PORTFOLIO        -- CLASS II SHARES              -- CLASS I SHARES
---------------------------   ---------------------------   ---------------------------   ---------------------------
    2002           2001           2002           2001           2002           2001           2002           2001
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
$   (269,316)  $    (79,141)  $    263,607   $    191,414   $    349,642   $     (8,142)  $   (112,001)  $   (210,827)
    (639,250)       (23,690)      (288,823)        (3,509)      (320,856)         2,003     (1,577,757)      (969,689)

  (4,967,288)      (240,580)        (1,674)       104,472        (65,325)        65,326     (2,747,034)    (5,914,895)
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------

  (5,875,854)      (343,411)       (26,890)       292,377        (36,539)        59,187     (4,436,792)    (7,095,411)
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------

   5,571,812      6,683,359          6,601          8,047        357,340      1,208,627         33,011        385,617

  18,278,800     10,576,022         34,128        725,674      2,065,792      2,885,535        322,973      2,835,132
      (6,559)          (701)            --           (595)            --           (140)        (4,114)        (4,434)
    (894,310)      (161,353)       (31,884)       (86,090)       (56,128)       (55,972)      (521,623)      (744,582)

  (3,945,861)      (778,779)    (3,962,216)      (109,932)    (6,355,661)       (72,041)    (1,366,660)    (2,826,430)
    (452,137)       (24,696)            --        (39,143)            --             --        (95,640)      (232,358)
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------

  18,551,745     16,293,852     (3,953,371)       497,961     (3,988,657)     3,966,009     (1,632,053)      (587,055)
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------

  12,675,891     15,950,441     (3,980,261)       790,338     (4,025,196)     4,025,196     (6,068,845)    (7,682,466)

  15,956,705          6,264      3,980,261      3,189,923      4,025,196             --     13,964,388     21,646,854
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
$ 28,632,596   $ 15,956,705   $         --   $  3,980,261   $         --   $  4,025,196   $  7,895,543   $ 13,964,388
============   ============   ============   ============   ============   ============   ============   ============

                       See Notes to Financial Statements
                                      -51-

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                            EMERGING GROWTH PORTFOLIO       ENTERPRISE PORTFOLIO            ENTERPRISE PORTFOLIO
                                                -- CLASS II SHARES            -- CLASS I SHARES             -- CLASS II SHARES
                                           ---------------------------   ---------------------------   ---------------------------
                                               2002           2001           2002           2001           2002           2001
                                           ------------   ------------   ------------   ------------   ------------   ------------
OPERATIONS:
  Net investment income (loss) ..........  $    (91,153)  $    (37,447)  $    (81,446)  $   (158,208)  $    (42,791)  $    (20,410)
  Realized gain (loss) ..................      (294,541)       (59,614)    (1,655,036)      (496,266)      (272,541)         4,204
  Change in unrealized gain (loss)
    on investments ......................    (2,247,735)      (481,843)    (1,696,025)    (3,038,565)      (939,162)       (59,776)
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from operations .........    (2,633,429)      (578,904)    (3,432,507)    (3,693,039)    (1,254,494)       (75,982)
                                           ------------   ------------   ------------   ------------   ------------   ------------

UNIT TRANSACTIONS:
  Participant purchase payments .........       949,037      2,979,224          5,933         89,949        218,468      1,521,949
  Participant transfers from other
    funding options .....................     3,140,139      3,492,190        193,681      2,398,253      1,625,436      2,084,299
  Administrative charges ................        (1,682)          (427)        (3,343)        (3,448)          (915)          (259)
  Contract surrenders ...................      (152,998)       (38,665)      (302,573)      (595,506)       (90,197)       (70,942)
  Participant transfers to other
    funding options .....................      (780,816)      (352,910)    (1,347,327)    (2,532,689)      (565,026)      (292,104)
  Other payments to participants ........      (171,230)        (1,794)      (154,773)      (231,406)      (255,477)        (2,012)
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ..     2,982,450      6,077,618     (1,608,402)      (874,847)       932,289      3,240,931
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets       349,021      5,498,714     (5,040,909)    (4,567,886)      (322,205)     3,164,949

NET ASSETS:
  Beginning of year .....................     5,533,259         34,545     11,830,772     16,398,658      3,166,540          1,591
                                           ------------   ------------   ------------   ------------   ------------   ------------
  End of year ...........................  $  5,882,280   $  5,533,259   $  6,789,863   $ 11,830,772   $  2,844,335   $  3,166,540
                                           ============   ============   ============   ============   ============   ============

                       See Notes to Financial Statements
                                      -52-

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - continued
                 For the years ended December 31, 2002 and 2001

  GOVERNMENT PORTFOLIO            GOVERNMENT PORTFOLIO      GROWTH AND INCOME PORTFOLIO   GROWTH AND INCOME PORTFOLIO
    -- CLASS I SHARES              -- CLASS II SHARES           -- CLASS I SHARES             --   CLASS II SHARES
---------------------------   ---------------------------   ---------------------------   ---------------------------
     2002           2001           2002           2001           2002           2001           2002           2001
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
$     99,805   $    140,386   $    151,358   $    (18,124)  $    (46,600)  $   (200,690)  $   (125,335)  $    (64,591)
      35,368         23,898         78,271          7,769       (181,860)       124,982       (226,211)        (9,096)

     508,627         21,521      1,376,777         87,765     (2,101,429)    (1,011,767)    (2,438,088)        36,508
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------

     643,800        185,805      1,606,406         77,410     (2,329,889)    (1,087,475)    (2,789,634)       (37,179)
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------

      24,253        117,482      3,073,610      2,217,282          4,051        249,478      3,892,879      3,196,630

   6,920,901      2,218,629     23,400,694      6,293,943        601,241      2,670,018      7,838,097      7,636,120
      (1,648)          (446)        (3,526)          (321)        (3,372)        (3,029)        (3,670)          (761)
    (481,423)      (101,245)      (892,924)       (69,756)      (620,182)      (575,197)      (400,386)       (88,662)

    (699,227)    (1,046,812)    (3,527,840)      (324,780)    (1,010,302)      (697,839)    (1,309,856)      (349,485)
     (77,836)      (145,883)      (699,769)      (133,223)      (192,703)      (180,514)      (425,692)       (20,600)
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------

   5,685,020      1,041,725     21,350,245      7,983,145     (1,221,267)     1,462,917      9,591,372     10,373,242
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------

   6,328,820      1,227,530     22,956,651      8,060,555     (3,551,156)       375,442      6,801,738     10,336,063

   3,901,132      2,673,602      8,060,555             --     15,214,653     14,839,211     10,376,245         40,182
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
$ 10,229,952   $  3,901,132   $ 31,017,206   $  8,060,555   $ 11,663,497   $ 15,214,653   $ 17,177,983   $ 10,376,245
============   ============   ============   ============   ============   ============   ============   ============

                       See Notes to Financial Statements
                                      -53-

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                             MONEY MARKET PORTFOLIO        MONEY MARKET PORTFOLIO       CONTRAFUND(R) PORTFOLIO
                                            -- CLASS I SHARES              -- CLASS II SHARES              -- SERVICE CLASS 2
                                           ---------------------------   ---------------------------   ---------------------------
                                               2002           2001           2002           2001           2002           2001
                                           ------------   ------------   ------------   ------------   ------------   ------------
OPERATIONS:
  Net investment income (loss) ..........  $    (15,713)  $    167,277   $    (87,454)  $     27,026   $    (79,049)  $    (46,810)
  Realized gain (loss) ..................            --             --             --             --       (180,075)       (19,099)
  Change in unrealized gain (loss)
    on investments ......................            --             --             --             --       (875,942)      (518,946)
                                           ------------   ------------   ------------   ------------   ------------   ------------

  Net increase (decrease) in net assets
    resulting from operations ...........       (15,713)       167,277        (87,454)        27,026     (1,135,066)      (584,855)
                                           ------------   ------------   ------------   ------------   ------------   ------------

UNIT TRANSACTIONS:
  Participant purchase payments .........         1,500        572,926      2,441,515      3,005,308      1,694,582      2,610,932
  Participant transfers from other
    funding options .....................     4,442,666      9,844,507     16,215,942      9,991,113      5,547,559      2,815,543
  Administrative charges ................        (1,531)          (920)        (3,265)          (498)        (2,918)        (1,455)
  Contract surrenders ...................    (2,785,427)    (1,298,490)    (2,103,722)      (154,354)      (315,712)      (478,791)
  Participant transfers to other
    funding options .....................    (3,968,538)    (4,321,613)    (7,839,444)    (2,300,974)    (1,989,383)      (368,146)
  Other payments to participants ........      (298,016)      (679,723)      (204,690)            --       (260,039)       (42,704)
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ..    (2,609,346)     4,116,687      8,506,336     10,540,595      4,674,089      4,535,379
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets    (2,625,059)     4,283,964      8,418,882     10,567,621      3,539,023      3,950,524

NET ASSETS:
  Beginning of year .....................    10,661,718      6,377,754     10,567,621             --      7,380,691      3,430,167
                                           ------------   ------------   ------------   ------------   ------------   ------------
  End of year ...........................  $  8,036,659   $ 10,661,718   $ 18,986,503   $ 10,567,621   $ 10,919,714   $  7,380,691
                                           ============   ============   ============   ============   ============   ============

                       See Notes to Financial Statements
                                      -54-

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

  DYNAMIC CAPITAL APPRECIATION             MID CAP PORTFOLIO
       -- SERVICE CLASS 2                  -- SERVICE CLASS 2                         COMBINED
---------------------------------   ---------------------------------   ---------------------------------
       2002              2001              2002              2001              2002              2001
---------------   ---------------   ---------------   ---------------   ---------------   ---------------
$        (1,320)  $          (427)  $       (39,260)  $        (9,169)  $    11,781,800   $     2,019,954
         (2,719)              (47)          (21,385)            1,364       (75,442,286)       (5,363,073)

          9,576            (4,105)         (414,950)           83,928      (140,097,125)     (141,292,843)
---------------   ---------------   ---------------   ---------------   ---------------   ---------------

          5,537            (4,579)         (475,595)           76,123      (203,757,611)     (144,635,962)
---------------   ---------------   ---------------   ---------------   ---------------   ---------------

          6,846            72,890         1,562,209           706,113       121,091,700       175,414,856

        568,179                --         4,297,995         1,167,983     1,684,086,075     1,774,517,697
            (37)               --              (990)              (95)         (318,250)         (229,576)
         (1,613)               --          (186,913)          (15,571)     (140,131,842)      (90,605,323)

        (15,159)               --        (1,005,394)          (94,220)   (1,563,085,103)   (1,610,931,808)
             --                --           (21,707)               --       (24,811,596)      (22,217,487)
---------------   ---------------   ---------------   ---------------   ---------------   ---------------

        558,216            72,890         4,645,200         1,764,210        76,830,984       225,948,359
---------------   ---------------   ---------------   ---------------   ---------------   ---------------

        563,753            68,311         4,169,605         1,840,333      (126,926,627)       81,312,397

         68,311                --         1,840,333                --     1,124,717,707     1,043,405,310
---------------   ---------------   ---------------   ---------------   ---------------   ---------------
$       632,064   $        68,311   $     6,009,938   $     1,840,333   $   997,791,080   $ 1,124,717,707
===============   ===============   ===============   ===============   ===============   ===============

                       See Notes to Financial Statements
                                      -55-

                          NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

The Travelers Fund ABD II for Variable  Annuities  ("Fund ABD II") is a separate account of The Travelers Life and Annuity Company ("The  Company"),  an indirect wholly owned  subsidiary of Citigroup Inc., and is available for funding certain variable  annuity  contracts  issued by The Company.  Fund ABD II is  registered under the  Investment  Company  Act of 1940,  as amended,  as a unit  investment trust. Fund ABD II includes the Portfolio Architect, Portfolio Architect Select,
Travelers  Access,  Travelers Access Select,  Travelers  Premier  Advisers,  and
Travelers Premier Advisers II products.

Participant purchase payments applied to Fund ABD II are invested in one or more sub-accounts  in accordance with the selection made by the contract owner. As of
December 31, 2002, the investments comprising Fund ABD II were:

     Capital Appreciation Fund, Massachusetts business trust, Affiliate of
         The Company
     Money Market Portfolio, Massachusetts business trust, Affiliate of
         The Company
     AIM Variable Insurance Funds, Delaware business trust
         AIM V.I. Premier Equity Fund - Series I (Formerly AIM V.I. Value Fund)
     Alliance Variable Product Series Fund, Inc., Maryland business trust
         Premier Growth Portfolio - Class B
     Credit Suisse Trust (Formerly Credit Suisse Warburg Pincus Trust),
     Massachusetts business trust
         Credit Suisse Emerging Markets Portfolio (Formerly Credit Suisse Trust
         Emerging Markets Portfolio)
     Delaware VIP Trust (Formerly Delaware Group Premium Fund),
     Maryland business trust
         VIP REIT Series - Standard Class (Formerly REIT Series)
     Dreyfus Variable Investment Fund, Maryland business trust
         Appreciation Portfolio - Initial Shares
         Small Cap Portfolio - Initial Shares
     Franklin Templeton Variable Insurance Products Trust, Massachusetts
     business trust
         Mutual Shares Securities Fund - Class 2
         Templeton Growth Securities Fund - Class 2
     Greenwich Street Series Fund, Massachusetts business trust, Affiliate of The Company
         Appreciation Portfolio
         Diversified Strategic Income Portfolio
         Equity Index Portfolio - Class II Shares
         Fundamental Value Portfolio
         Emerging Growth Fund - Class I
         Growth & Income Fund - Class I
     Janus Aspen Series, Delaware business trust
         Balanced  Portfolio - Service Shares
         Capital Appreciation Portfolio - Service Shares
         Global Life Sciences Portfolio - Service Shares
         Global Technology Portfolio - Service Shares
         Strategic Value Portfolio - Service Shares
         Worldwide Growth Portfolio - Service Shares
     PIMCO Variable Insurance Trust, Massachusetts business trust
         Total Return Portfolio - Administrative Class (Formerly Total Return
         Bond Portfolio)
     Putnam Variable Trust, Massachusetts business trust
         Putnam VT International Growth Fund - Class IB Shares
         Putnam VT Small Cap Value Fund - Class IB Shares
         Putnam VT Voyager II Fund - Class IB Shares
     Salomon Brothers Variable Series Fund Inc., Maryland business trust,
     Affiliate of The Company
         Capital Fund - Class I (Formerly Capital Fund)
         High Yield Bond Fund - Class I (Formerly High Yield Bond Fund)
         Investors Fund - Class I (Formerly Investors Fund)
         Large Cap Growth Fund - Class I (Formerly Large Cap Growth Fund)
         Small Cap Growth Fund - Class I (Formerly Small Cap Growth Fund)
         Strategic Bond Fund - Class I (Formerly Strategic Bond Fund)

                                     -56-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     The Travelers Series Trust, Massachusetts business trust, Affiliate of The
         Company
         Convertible Securities Portfolio (Formerly Convertible Bond Portfolio)
         Disciplined Mid Cap Stock Portfolio
         Equity Income Portfolio
         Federated High Yield Portfolio
         Federated Stock Portfolio
         Large Cap Portfolio
         Lazard International Stock Portfolio
         MFS Emerging Growth Portfolio
         MFS Mid Cap Growth Portfolio
         MFS Research Portfolio
         Travelers Quality Bond Portfolio
     The Universal Institutional Funds, Inc., Maryland business trust
         Active International Allocation Portfolio
         Emerging Markets Equity Portfolio
         Equity Growth Portfolio
         Global Value Equity Portfolio
         Mid Cap Growth Portfolio
         Mid Cap Value Portfolio
         Technology Portfolio
         U.S. Real Estate Portfolio
         Value Portfolio
     Travelers Series Fund Inc., Maryland business trust, Affiliate of The
         Company
         AIM Capital Appreciation Portfolio
         Alliance Growth Portfolio
         MFS Total Return Portfolio
         Putnam Diversified Income Portfolio
         Smith Barney Aggressive Growth Portfolio
         Smith Barney Large Capitalization Growth Portfolio
     Van Kampen Life Investment Trust, Delaware business trust
         Comstock Portfolio - Class I Shares (Formerly Comstock Portfolio)
         Comstock Portfolio - Class II Shares
         Emerging Growth Portfolio - Class I Shares (Formerly Emerging Growth
         Portfolio)
         Emerging Growth Portfolio - Class II Shares
         Enterprise Portfolio - Class I Shares (Formerly Enterprise Portfolio)
         Enterprise Portfolio - Class II Shares
         Government Portfolio - Class I Shares (Formerly Government Portfolio)
         Government Portfolio - Class II Shares
         Growth and Income Portfolio - Class I Shares (Formerly Growth and
         Income Portfolio)
         Growth and Income Portfolio - Class II Shares
         Money Market Portfolio - Class I Shares (Formerly Money Market
         Portfolio)
         Money Market Portfolio - Class II Shares
     Variable Insurance Products Fund II, Massachusetts business trust
         Contrafund(R) Portfolio - Service Class 2
     Variable Insurance Products Fund III, Massachusetts business trust
         Dynamic Capital Appreciation Portfolio - Service Class 2 (Formerly
         Fidelity VIP Dynamic Capital Appreciation Portfolio -
         Service Class 2)
         Mid Cap Portfolio - Service Class 2 (Formerly Fidelity VIP Mid Cap
         Portfolio - Service Class 2)

Not all funds may be available in all states or to all contract owners.

                                     -57-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Effective April 30, 2002, the assets of Domestic Income  Portfolio of Van Kampen
Life Investment Trust were combined into Government Portfolio of Van Kampen Life
Investment  Trust.  At the  effective  date Fund ABD II held  525,302  shares of
Domestic  Income  Portfolio  having a market  value of  $3,908,251,  which  were exchanged for 427,131 shares of Government Portfolio equal in value.

Effective  April 30, 2002,  the assets of Domestic  Income  Portfolio - Class II
Shares of Van  Kampen  Life  Investment  Trust  were  combined  into  Government
Portfolio  - Class  II  Shares  of Van  Kampen  Life  Investment  Trust.  At the
effective  date Fund ABD II held 826,050 shares of Domestic  Income  Portfolio -
Class II Shares having a market value of  $6,170,594,  which were  exchanged for
672,911 shares of Government Portfolio - Class II Shares equal in value.

Effective  October 26,  2001,  the assets of  Strategic  Stock  Portfolio of The
Travelers  Series Trust were combined into  Investors  Fund of Salomon  Brothers
Variable  Series Fund Inc. At the effective  date Fund ABD II held 42,200 shares of Strategic  Stock  Portfolio  having a market  value of  $377,786,  which were exchanged for 30,915 shares of Investors Fund equal in value.

Effective  October 26, 2001, the assets of Disciplined Small Cap Stock Portfolio of The Travelers Series Trust were  liquidated.  At the effective date, Fund ABD
II held 163,321 shares of Disciplined  Small Cap Stock Portfolio having a market value of  $1,433,940,  which  were used to  purchase  1,433,940  shares of Money
Market Portfolio equal in value.

The  following  is a summary of  significant  accounting  policies  consistently followed by Fund ABD II in the preparation of its financial statements.

SECURITY  VALUATION.  Investments  are valued  daily at the net asset values per share of the underlying funds.

SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Income from dividends and realized gain (loss) distributions, are recorded on the ex-distribution date

FEDERAL  INCOME  TAXES.  The  operations of Fund ABD II form a part of the total operations of The Company and are not taxed separately.  The Company is taxed as a life  insurance  company  under the Internal  Revenue Code of 1986, as amended
(the "Code"). Under existing federal income tax law, no taxes are payable on the investment  income  of Fund  ABD II.  Fund ABD II is not  taxed as a  "regulated investment company" under Subchapter M of the Code.

FINANCIAL  HIGHLIGHTS.  In 2001,  Fund ABD II adopted the  financial  highlights disclosure recommended by the American Institute of Certified Public Accountants
Audit Guide for Investment Companies ("AICPA Guide"). The AICPA Guide allows for the prospective application of this disclosure,  which will ultimately display a five year period. It is comprised of the units,  unit values,  investment income ratio,  expense  ratios  and total  returns  for each  sub-account.  Since  each sub-account offers multiple contract charges, certain information is provided in the form of a range.  The range  information may reflect varying time periods if assets did not exist with all contract charge options of the sub-account for the entire year.

OTHER.  The  preparation of financial  statements in conformity  with accounting
principles   generally  accepted  in  the  United  States  of  America  requires management to make estimates and assumptions that affect the reported amounts of assets and  liabilities  and disclosure of contingent  assets and liabilities at the date of the financial  statements  and the reported  amounts of revenues and expenses  during the reporting  period.  Actual  results could differ from those estimates.

                                     -58-

                          NOTES TO FINANCIAL STATEMENTS

2.  INVESTMENTS

The aggregate  costs of purchases and proceeds  from sales of  investments  were
$1,630,793,294 and $1,536,951,006 respectively,  for the year ended December 31,
2002. Realized gains and losses from investment  transactions are reported on an average cost basis. The cost of investments in eligible funds was $1,282,240,395 at December  31,  2002 Gross  unrealized  appreciation  for all  investments  at
December  31,  2002  was  $3,114,552.  Gross  unrealized  depreciation  for  all investments at December 31, 2002 was $287,429,991.

3.  CONTRACT CHARGES

Insurance  charges are paid for the  mortality  and expense risks assumed by The
Company.  Each  business  day, The Company  deducts a mortality and expense risk charge which is reflected in the  calculation of  accumulation  and annuity unit values. For all contracts, other than those issued by Travelers Premier Advisers
II, this charge  equals,  on an annual  basis,  1.25% of the amount held in each funding option (Price 1). For contracts issued by Travelers Premier Advisers II, this charge equals, on an annual basis, 1.35% of the amount held in each funding option (Price 2).

Administrative  fees  are  paid for  administrative  expenses.  This fee is also deducted each business day and reflected in the calculation of accumulation  and annuity  unit  values.  This charge  equals,  on an annual  basis,  0.15% of the amounts held in each funding option.

For  contract  owners who elect the Enhanced  Stepped - Up  Provision  (E.S.P.), there is an additional  charge, on an annual basis, of 0.20% of the amounts held in each funding option (contracts,  other than those issued by Travelers Premier
Advisers  II,  are  identified  as  Price 3 in note 4 and  contracts  issued  by
Travelers  Premier Advisers II are identified as Price 4 in note 4). This charge is  also  deducted  each  business  day  and  reflected  in the  calculation  of accumulation and annuity values.

For contracts in the accumulation phase with a contract value less than $40,000, an annual  charge  of $30  (prorated  for  partial  periods)  is  deducted  from participant  account  balances  and  paid  to  The  Company  to  cover  contract administrative charges.

No sales charge is deducted  from  participant  purchase  payments when they are received.  However,  The Company generally assesses a contingent  deferred sales charge of up to 6% if a  participant's  purchase  payment is surrendered  within seven years of its payment date.  Contract surrender payments include $1,995,082 and $1,472,840 of contingent deferred sales charges for the years ended December
31, 2002 and 2001, respectively.

                                      -59-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

4. NET CONTRACT OWNERS' EQUITY

                                                                               DECEMBER 31, 2002
                                                     ------------------------------------------------------------------------------
                                                     ACCUMULATION       ANNUITY        UNIT       ACCUMULATION          ANNUITY
                                                         UNITS           UNITS        VALUE        NET ASSETS         NET ASSETS
                                                     --------------  -------------  ---------  ------------------  ----------------
Capital Appreciation Fund
  Price 1 .........................................    42,632,320        2,508        $1.285      $ 54,776,222          $ 3,222
  Price 2 .........................................            --           --         0.825                --               --
  Price 3 .........................................       270,019           --         1.280           345,705               --
  Price 4 .........................................            --           --         0.823                --               --

Money Market Portfolio
  Price 1 .........................................    50,704,937           --         1.187        60,167,502               --
  Price 2 .........................................            --           --         1.000                --               --
  Price 3 .........................................       496,277           --         1.182           586,803               --
  Price 4 .........................................            --           --         0.998                --               --

AIM Variable Insurance Funds
  AIM V.I. Premier Equity Fund - Series I
    Price 1 .......................................     4,949,369           --         0.519         2,568,991               --
    Price 2 .......................................            --           --         0.786                --               --
    Price 3 .......................................       357,964           --         0.517           185,143               --
    Price 4 .......................................            --           --         0.784                --               --

Alliance Variable Product Series Fund, Inc.
  Premier Growth Portfolio - Class B
    Price 1 .......................................    17,729,828           --         0.436         7,737,505               --
    Price 2 .......................................            --           --         0.807                --               --
    Price 3 .......................................       661,958           --         0.435           287,865               --
    Price 4 .......................................            --           --         0.805                --               --

Credit Suisse Trust
  Credit Suisse Emerging Markets Portfolio
    Price 1 .......................................     4,787,661           --         0.688         3,295,494               --
    Price 2 .......................................            --           --         1.054                --               --
    Price 3 .......................................        22,508           --         0.686            15,438               --
    Price 4 .......................................            --           --         1.051                --               --

Delaware VIP Trust
  VIP REIT Series - Standard Class
    Price 1 .......................................     4,376,831           --         1.240         5,426,370               --
    Price 2 .......................................            --           --         1.134                --               --
    Price 3 .......................................       140,640           --         1.235           173,747               --
    Price 4 .......................................            --           --         1.131                --               --

Dreyfus Variable Investment Fund
  Appreciation Portfolio - Initial Shares
    Price 1 .......................................    10,611,490           --         0.880         9,333,661               --
    Price 2 .......................................            --           --         0.916                --               --
    Price 3 .......................................       371,768           --         0.876           325,846               --
    Price 4 .......................................            --           --         0.913                --               --

  Small Cap Portfolio - Initial Shares
    Price 1 .......................................    19,868,161           --         0.872        17,333,457               --
    Price 2 .......................................            --           --         0.945                --               --
    Price 3 .......................................       379,872           --         0.869           330,235               --
    Price 4 .......................................            --           --         0.943                --               --

                                      -60-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

4. NET CONTRACT OWNERS' EQUITY (CONTINUED)

                                                                               DECEMBER 31, 2002
                                                     ------------------------------------------------------------------------------
                                                     ACCUMULATION       ANNUITY        UNIT       ACCUMULATION          ANNUITY
                                                         UNITS           UNITS        VALUE        NET ASSETS         NET ASSETS
                                                     --------------  -------------  ---------  ------------------  ----------------
Franklin Templeton Variable Insurance Products Trust
  Mutual Shares Securities Fund - Class 2
    Price 1 .........................................     201,578           --        $0.845      $    170,283           $   --
    Price 2 .........................................          --           --         0.844                --               --
    Price 3 .........................................          --           --         0.844                --               --
    Price 4 .........................................          --           --         0.843                --               --

  Templeton Growth Securities Fund - Class 2
    Price 1 .........................................     508,837           --         0.792           402,834               --
    Price 2 .........................................          --           --         0.791                --               --
    Price 3 .........................................      10,262           --         0.791             8,113               --
    Price 4 .........................................          --           --         0.790                --               --

Greenwich Street Series Fund
  Appreciation Portfolio
    Price 1 .........................................  25,634,852           --         1.082        27,736,518               --
    Price 2 .........................................          --           --         0.924                --               --
    Price 3 .........................................     342,651           --         1.078           369,434               --
    Price 4 .........................................          --           --         0.922                --               --

  Diversified Strategic Income Portfolio
    Price 1 .........................................  20,071,954       10,440         1.176        23,610,059           12,280
    Price 2 .........................................          --           --         1.046                --               --
    Price 3 .........................................       6,840           --         1.172             8,017               --
    Price 4 .........................................          --           --         1.043                --               --

  Equity Index Portfolio - Class II Shares
    Price 1 .........................................  16,724,050           --         0.649        10,857,123               --
    Price 2 .........................................          --           --         0.874                --               --
    Price 3 .........................................     503,511           --         0.647           325,718               --
    Price 4 .........................................          --           --         0.871                --               --

  Fundamental Value Portfolio
    Price 1 .........................................  22,295,733           --         0.987        22,008,338               --
    Price 2 .........................................          --           --         0.910                --               --
    Price 3 .........................................     792,140           --         0.984           779,148               --
    Price 4 .........................................          --           --         0.908                --               --

  Emerging Growth Fund - Class I
    Price 1 .........................................      58,025           --         0.758            43,962               --
    Price 2 .........................................          --           --         0.757                --               --
    Price 3 .........................................          --           --         0.757                --               --
    Price 4 .........................................          --           --         0.756                --               --

  Growth & Income Fund - Class I
    Price 1 .........................................      30,873           --         0.800            24,702               --
    Price 2 .........................................          --           --         0.800                --               --
    Price 3 .........................................          --           --         0.799                --               --
    Price 4 .........................................          --           --         0.798                --               --

Janus Aspen Series
  Balanced Portfolio - Service Shares
    Price 1 ........................................   15,615,584           --         0.839        13,097,222               --
    Price 2 ........................................    1,659,239           --         0.983         1,630,299               --
    Price 3 ........................................    1,889,750           --         0.836         1,579,389               --
    Price 4 ........................................      809,899           --         0.980           793,749               --

                                      -61-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

4. NET CONTRACT OWNERS' EQUITY (CONTINUED)

                                                                               DECEMBER 31, 2002
                                                     ------------------------------------------------------------------------------
                                                     ACCUMULATION       ANNUITY        UNIT       ACCUMULATION          ANNUITY
                                                         UNITS           UNITS        VALUE        NET ASSETS         NET ASSETS
                                                     --------------  -------------  ---------  ------------------  ----------------
Janus Aspen Series (continued)
  Capital Appreciation Portfolio - Service Shares
    Price 1 ........................................    3,211,262           --        $0.557      $  1,788,281          $    --
    Price 2 ........................................      365,809           --         0.941           344,354               --
    Price 3 ........................................      930,399           --         0.555           516,303               --
    Price 4 ........................................       86,364           --         0.939            81,093               --

  Global Life Sciences Portfolio - Service Shares
    Price 1 ........................................    2,609,664           --         0.647         1,688,262               --
    Price 2 ........................................           --           --         0.792                --               --
    Price 3 ........................................      146,706           --         0.645            94,572               --
    Price 4 ........................................           --           --         0.790                --               --

  Global Technology Portfolio - Service Shares
    Price 1 ........................................    7,815,420           --         0.242         1,889,206               --
    Price 2 ........................................           --           --         0.744                --               --
    Price 3 ........................................      387,276           --         0.241            93,283               --
    Price 4 ........................................           --           --         0.742                --               --

  Strategic Value Portfolio - Service Shares
    Price 1 ........................................      858,024           --         0.699           599,354               --
    Price 2 ........................................      194,567           --         0.854           166,090               --
    Price 3 ........................................      438,184           --         0.696           305,005               --
    Price 4 ........................................      160,849           --         0.851           136,960               --

  Worldwide Growth Portfolio - Service Shares
    Price 1 ........................................   22,039,418           --         0.446         9,830,980               --
    Price 2 ........................................      748,746           --         0.855           640,240               --
    Price 3 ........................................    2,427,740           --         0.444         1,079,083               --
    Price 4 ........................................      591,272           --         0.853           504,299               --

PIMCO Variable Insurance Trust
  Total Return Portfolio - Administrative Class
    Price 1 ........................................   23,164,167           --         1.132        26,232,023               --
    Price 2 ........................................           --           --         1.078                --               --
    Price 3 ........................................      604,082           --         1.129           681,807               --
    Price 4 ........................................           --           --         1.076                --               --

Putnam Variable Trust
  Putnam VT International Growth Fund - Class IB Shares
    Price 1 ........................................    2,571,497           --         0.696         1,789,619               --
    Price 2 ........................................           --           --         0.923                --               --
    Price 3 ........................................       74,910           --         0.694            51,959               --
    Price 4 ........................................           --           --         0.921                --               --

  Putnam VT Small Cap Value Fund - Class IB Shares
    Price 1 ........................................    2,277,646           --         0.877         1,997,992               --
    Price 2 ........................................           --           --         0.984                --               --
    Price 3 ........................................       57,411           --         0.874            50,193               --
    Price 4 ........................................           --           --         0.981                --               --

                                      -62-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

4. NET CONTRACT OWNERS' EQUITY (CONTINUED)

                                                                               DECEMBER 31, 2002
                                                     ------------------------------------------------------------------------------
                                                     ACCUMULATION       ANNUITY        UNIT       ACCUMULATION          ANNUITY
                                                         UNITS           UNITS        VALUE        NET ASSETS         NET ASSETS
                                                     --------------  -------------  ---------  ------------------  ----------------
Putnam Variable Trust (continued)
  Putnam VT Voyager II Fund - Class IB Shares
    Price 1 .........................................     392,678           --        $0.560      $    219,727           $   --
    Price 2 .........................................          --           --         0.856                --               --
    Price 3 .........................................      89,067           --         0.558            49,672               --
    Price 4 .........................................          --           --         0.854                --               --

Salomon Brothers Variable Series Fund Inc.
  Capital Fund - Class I
    Price 1 .........................................  14,322,306           --         1.130        16,181,896               --
    Price 2 .........................................   2,558,965           --         0.833         2,131,643               --
    Price 3 .........................................   1,870,724           --         1.126         2,106,139               --
    Price 4 .........................................   1,742,161           --         0.831         1,447,576               --

  High Yield Bond Fund - Class I
    Price 1 .........................................   3,974,358           --         1.116         4,435,021               --
    Price 2 .........................................     835,785           --         1.098           917,588               --
    Price 3 .........................................   1,031,454           --         1.112         1,146,921               --
    Price 4 .........................................     236,279           --         1.095           258,745               --

  Investors Fund - Class I
    Price 1 .........................................  19,758,109           --         0.923        18,236,163               --
    Price 2 .........................................   1,271,371           --         0.860         1,093,478               --
    Price 3 .........................................   1,382,902           --         0.920         1,271,865               --
    Price 4 .........................................     616,765           --         0.858           529,126               --

  Large Cap Growth Fund - Class I
    Price 1 .........................................      37,706           --         0.800            30,182               --
    Price 2 .........................................          --           --         0.800                --               --
    Price 3 .........................................          --           --         0.799                --               --
    Price 4 .........................................          --           --         0.799                --               --

  Small Cap Growth Fund - Class I
    Price 1 .........................................   5,433,438           --         0.581         3,158,031               --
    Price 2 .........................................   1,317,186           --         0.808         1,064,425               --
    Price 3 .........................................   1,204,866           --         0.579           697,805               --
    Price 4 .........................................     715,467           --         0.806           576,706               --

  Strategic Bond Fund - Class I
    Price 1 .........................................   9,223,742           --         1.229        11,336,229               --
    Price 2 .........................................   2,867,485           --         1.088         3,120,345               --
    Price 3 .........................................   1,831,758           --         1.225         2,243,294               --
    Price 4 .........................................   1,209,808           --         1.085         1,313,137               --

The Travelers Series Trust
  Convertible Securities Portfolio
    Price 1 .........................................  12,056,558           --         1.165        14,043,590               --
    Price 2 .........................................          --           --         0.943                --               --
    Price 3 .........................................     484,977           --         1.161           562,908               --
    Price 4 .........................................          --           --         0.941                --               --

  Disciplined Mid Cap Stock Portfolio
    Price 1 .........................................   8,864,245           --         1.417        12,562,116               --
    Price 2 .........................................          --           --         1.009                --               --
    Price 3 .........................................     115,579           --         1.412           163,214               --
    Price 4 .........................................          --           --         1.006                --               --

                                      -63-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

4. NET CONTRACT OWNERS' EQUITY (CONTINUED)

                                                                               DECEMBER 31, 2002
                                                     ------------------------------------------------------------------------------
                                                     ACCUMULATION       ANNUITY        UNIT       ACCUMULATION          ANNUITY
                                                         UNITS           UNITS        VALUE        NET ASSETS         NET ASSETS
                                                     --------------  -------------  ---------  ------------------  ----------------
The Travelers Series Trust (continued)
  Equity Income Portfolio
    Price 1 ......................................     34,045,456        2,892        $1.291      $ 43,957,190          $ 3,734
    Price 2 ......................................      1,490,295           --         0.959         1,428,986               --
    Price 3 ......................................      1,313,576           --         1.287         1,689,980               --
    Price 4 ......................................        487,729           --         0.956           466,480               --

  Federated High Yield Portfolio
    Price 1 ......................................     17,451,078        6,544         1.114        19,441,761            7,290
    Price 2 ......................................             --           --         1.060                --               --
    Price 3 ......................................        223,221           --         1.110           247,807               --
    Price 4 ......................................             --           --         1.057                --               --

  Federated Stock Portfolio
    Price 1 ......................................     10,773,188        2,782         1.266        13,641,520            3,523
    Price 2 ......................................             --           --         0.919                --               --
    Price 3 ......................................         58,964           --         1.262            74,399               --
    Price 4 ......................................             --           --         0.916                --               --

  Large Cap Portfolio
    Price 1 ......................................     27,040,871        3,671         1.111        30,045,255            4,079
    Price 2 ......................................        901,897           --         0.866           780,997               --
    Price 3 ......................................        697,276           --         1.107           772,005               --
    Price 4 ......................................        600,702           --         0.864           518,858               --

  Lazard International Stock Portfolio
    Price 1 ......................................     26,634,479        5,974         0.796        21,206,910            4,757
    Price 2 ......................................             --           --         0.909                --               --
    Price 3 ......................................         91,836           --         0.793            72,862               --
    Price 4 ......................................             --           --         0.906                --               --

  MFS Emerging Growth Portfolio
    Price 1 ......................................     20,932,892           --         0.889        18,608,640               --
    Price 2 ......................................             --           --         0.790                --               --
    Price 3 ......................................         92,230           --         0.886            81,699               --
    Price 4 ......................................             --           --         0.788                --               --

  MFS Mid Cap Growth Portfolio
    Price 1 ......................................     14,799,098           --         0.653         9,669,754               --
    Price 2 ......................................             --           --         0.616                --               --
    Price 3 ......................................        359,238           --         0.651           233,892               --
    Price 4 ......................................             --           --         0.615                --               --

  MFS Research Portfolio
    Price 1 ......................................      1,529,363           --         0.675         1,032,965               --
    Price 2 ......................................             --           --         0.850                --               --
    Price 3 ......................................         19,612           --         0.673            13,199               --
    Price 4 ......................................             --           --         0.848                --               --

                                      -64-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

4. NET CONTRACT OWNERS' EQUITY (CONTINUED)

                                                                               DECEMBER 31, 2002
                                                     ------------------------------------------------------------------------------
                                                     ACCUMULATION       ANNUITY        UNIT       ACCUMULATION          ANNUITY
                                                         UNITS           UNITS        VALUE        NET ASSETS         NET ASSETS
                                                     --------------  -------------  ---------  ------------------  ----------------
The Travelers Series Trust  (continued)
  Travelers Quality Bond Portfolio
    Price 1 ......................................     32,768,046           --        $1.311       $42,962,805           $   --
    Price 2 ......................................             --           --         1.022                --               --
    Price 3 ......................................        567,356           --         1.306           741,244               --
    Price 4 ......................................             --           --         1.019                --               --

The Universal Institutional Funds, Inc.
  Active International Allocation Portfolio
    Price 1 ......................................      2,788,898           --         0.587         1,637,801               --
    Price 2 ......................................        890,025           --         0.872           775,715               --
    Price 3 ......................................        955,820           --         0.585           559,333               --
    Price 4 ......................................        321,578           --         0.869           279,565               --

  Emerging Markets Equity Portfolio
    Price 1 ......................................      2,858,356           --         0.737         2,105,803               --
    Price 2 ......................................        148,057           --         1.142           169,067               --
    Price 3 ......................................        287,955           --         0.734           211,390               --
    Price 4 ......................................        109,283           --         1.139           124,474               --

  Equity Growth Portfolio
    Price 1 ......................................      5,699,969           --         0.490         2,791,254               --
    Price 2 ......................................      1,199,791           --         0.830           995,569               --
    Price 3 ......................................      2,003,520           --         0.488           977,634               --
    Price 4 ......................................        417,465           --         0.828           345,526               --

  Global Value Equity Portfolio
    Price 1 ......................................      8,455,101           --         0.840         7,101,947               --
    Price 2 ......................................      1,040,066           --         0.902           937,962               --
    Price 3 ......................................        916,129           --         0.837           766,783               --
    Price 4 ......................................        455,356           --         0.900           409,608               --

  Mid Cap Growth Portfolio
    Price 1 ......................................      7,622,040           --         0.407         3,104,394               --
    Price 2 ......................................      1,287,236           --         0.801         1,031,291               --
    Price 3 ......................................      1,441,012           --         0.406           584,829               --
    Price 4 ......................................        677,256           --         0.799           541,214               --

  Mid Cap Value Portfolio
    Price 1 ......................................     11,612,662           --         0.914        10,613,167               --
    Price 2 ......................................      2,885,419           --         0.861         2,484,815               --
    Price 3 ......................................      2,390,330           --         0.911         2,176,836               --
    Price 4 ......................................      1,266,236           --         0.859         1,087,666               --

  Technology Portfolio
    Price 1 ......................................     11,141,281           --         0.166         1,849,608               --
    Price 2 ......................................        339,001           --         0.679           230,113               --
    Price 3 ......................................      2,271,230           --         0.165           375,723               --
    Price 4 ......................................        112,689           --         0.677            76,298               --

  U.S. Real Estate Portfolio
    Price 1 ......................................      3,294,235           --         1.158         3,815,492               --
    Price 2 ......................................      1,454,045           --         1.078         1,567,879               --
    Price 3 ......................................        624,366           --         1.154           720,596               --
    Price 4 ......................................        663,535           --         1.076           713,669               --

                                      -65-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

4. NET CONTRACT OWNERS' EQUITY (CONTINUED)

                                                                               DECEMBER 31, 2002
                                                     ------------------------------------------------------------------------------
                                                     ACCUMULATION       ANNUITY        UNIT       ACCUMULATION          ANNUITY
                                                         UNITS           UNITS        VALUE        NET ASSETS         NET ASSETS
                                                     --------------  -------------  ---------  ------------------  ----------------
The Universal Institutional Funds, Inc. (continued)
  Value Portfolio
    Price 1 ........................................   12,016,876           --        $0.813      $  9,766,916          $    --
    Price 2 ........................................    1,944,954           --         0.886         1,723,106               --
    Price 3 ........................................    1,895,147           --         0.810         1,534,852               --
    Price 4 ........................................      576,037           --         0.884           509,038               --

Travelers Series Fund Inc.
  AIM Capital Appreciation Portfolio
    Price 1 ........................................    2,972,707           --         0.442         1,312,585               --
    Price 2 ........................................           --           --         0.905                --               --
    Price 3 ........................................       71,936           --         0.440            31,651               --
    Price 4 ........................................           --           --         0.903                --               --

  Alliance Growth Portfolio
    Price 1 ........................................   39,829,840           --         0.988        39,345,490               --
    Price 2 ........................................           --           --         0.752                --               --
    Price 3 ........................................      182,286           --         0.984           179,427               --
    Price 4 ........................................           --           --         0.750                --               --

  MFS Total Return Portfolio
    Price 1 ........................................   56,762,863       36,783         1.397        79,315,683           51,398
    Price 2 ........................................           --           --         1.009                --               --
    Price 3 ........................................      892,719           --         1.392         1,242,996               --
    Price 4 ........................................           --           --         1.007                --               --

  Putnam Diversified Income Portfolio
    Price 1 ........................................    4,569,590           --         1.116         5,100,613               --
    Price 2 ........................................           --           --         1.070                --               --
    Price 3 ........................................           --           --         1.112                --               --
    Price 4 ........................................           --           --         1.067                --               --

  Smith Barney Aggressive Growth Portfolio
    Price 1 ........................................   14,029,960           --         0.628         8,805,369               --
    Price 2 ........................................           --           --         0.806                --               --
    Price 3 ........................................    1,079,754           --         0.626           675,408               --
    Price 4 ........................................           --           --         0.804                --               --

  Smith Barney Large Capitalization Growth Portfolio
    Price 1 ........................................    2,882,803           --         0.673         1,940,937               --
    Price 2 ........................................           --           --         0.876                --               --
    Price 3 ........................................       42,977           --         0.671            28,839               --
    Price 4 ........................................           --           --         0.874                --               --

Van Kampen Life Investment Trust
  Comstock Portfolio - Class I Shares
    Price 1 ........................................    3,145,076           --         0.898         2,824,133               --
    Price 2 ........................................           --           --         0.872                --               --
    Price 3 ........................................           --           --         0.895                --               --
    Price 4 ........................................           --           --         0.870                --               --

  Comstock Portfolio - Class II Shares
    Price 1 ........................................   13,051,055           --         0.814        10,617,776               --
    Price 2 ........................................    8,432,311           --         0.869         7,328,076               --
    Price 3 ........................................    7,429,824           --         0.811         6,023,164               --
    Price 4 ........................................    5,379,915           --         0.867         4,663,580               --

                                      -66-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

4. NET CONTRACT OWNERS' EQUITY (CONTINUED)

                                                                               DECEMBER 31, 2002
                                                     ------------------------------------------------------------------------------
                                                     ACCUMULATION       ANNUITY        UNIT       ACCUMULATION          ANNUITY
                                                         UNITS           UNITS        VALUE        NET ASSETS         NET ASSETS
                                                     --------------  -------------  ---------  ------------------  ----------------
Van Kampen Life Investment Trust (continued)
  Emerging Growth Portfolio - Class I Shares
    Price 1 .........................................   8,168,531           --        $0.967      $  7,895,543          $    --
    Price 2 .........................................          --           --         0.755                --               --
    Price 3 .........................................          --           --         0.963                --               --
    Price 4 .........................................          --           --         0.753                --               --

  Emerging Growth Portfolio - Class II Shares
    Price 1 .........................................   6,091,660           --         0.441         2,687,782               --
    Price 2 .........................................   1,377,816           --         0.753         1,037,167               --
    Price 3 .........................................   3,634,609           --         0.440         1,597,967               --
    Price 4 .........................................     744,973           --         0.751           559,364               --

  Enterprise Portfolio - Class I Shares
    Price 1 .........................................  10,974,877           --         0.619         6,789,863               --
    Price 2 .........................................          --           --         0.829                --               --
    Price 3 .........................................          --           --         0.616                --               --
    Price 4 .........................................          --           --         0.826                --               --

  Enterprise Portfolio - Class II Shares
    Price 1 .........................................   2,652,351           --         0.542         1,437,519               --
    Price 2 .........................................     615,136           --         0.825           507,513               --
    Price 3 .........................................   1,392,298           --         0.540           751,926               --
    Price 4 .........................................     179,085           --         0.823           147,377               --

  Government Portfolio - Class I Shares
    Price 1 .........................................   8,077,581           --         1.266        10,229,952               --
    Price 2 .........................................          --           --         1.079                --               --
    Price 3 .........................................          --           --         1.262                --               --
    Price 4 .........................................          --           --         1.076                --               --

  Government Portfolio - Class II Shares
    Price 1 .........................................  11,804,309           --         1.138        13,430,246               --
    Price 2 .........................................   7,940,302           --         1.075         8,536,079               --
    Price 3 .........................................   5,757,865           --         1.134         6,527,767               --
    Price 4 .........................................   2,352,953           --         1.072         2,523,114               --

  Growth and Income Portfolio - Class I Shares
    Price 1 .........................................  11,033,781           --         1.057        11,663,497               --
    Price 2 .........................................          --           --         0.941                --               --
    Price 3 .........................................          --           --         1.053                --               --
    Price 4 .........................................          --           --         0.938                --               --

  Growth and Income Portfolio - Class II Shares
    Price 1 .........................................   8,347,922           --         0.807         6,735,664               --
    Price 2 .........................................   5,568,775           --         0.937         5,220,601               --
    Price 3 .........................................   4,273,357           --         0.804         3,435,784               --
    Price 4 .........................................   1,909,872           --         0.935         1,785,934               --

                                      -67-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

4. NET CONTRACT OWNERS' EQUITY (CONTINUED)

                                                                               DECEMBER 31, 2002
                                                     ------------------------------------------------------------------------------
                                                     ACCUMULATION       ANNUITY        UNIT       ACCUMULATION          ANNUITY
                                                         UNITS           UNITS        VALUE        NET ASSETS         NET ASSETS
                                                     --------------  -------------  ---------  ------------------  ----------------
Van Kampen Life Investment Trust  (continued)
  Money Market Portfolio - Class I Shares
    Price 1 .........................................   7,145,522           --        $1.125      $  8,036,659          $    --
    Price 2 .........................................          --           --         0.999                --               --
    Price 3 .........................................          --           --         1.121                --               --
    Price 4 .........................................          --           --         0.996                --               --

  Money Market Portfolio - Class II Shares
    Price 1 .........................................   8,415,891           --         1.017         8,561,702               --
    Price 2 .........................................   4,649,808           --         0.995         4,628,516               --
    Price 3 .........................................   4,565,764           --         1.014         4,628,400               --
    Price 4 .........................................   1,176,228           --         0.993         1,167,885               --

Variable Insurance Products Fund II
  Contrafund(R) Portfolio - Service Class 2
    Price 1 .........................................  10,767,860           --         0.710         7,641,866               --
    Price 2 .........................................   1,757,225           --         0.997         1,752,182               --
    Price 3 .........................................   1,448,190           --         0.707         1,024,119               --
    Price 4 .........................................     504,273           --         0.995           501,547               --

Variable Insurance Products Fund III
  Dynamic Capital Appreciation Portfolio - Service
  Class 2
    Price 1 .........................................   1,029,633           --         0.614           632,064               --
    Price 2 .........................................          --           --         1.105                --               --
    Price 3 .........................................          --           --         0.612                --               --
    Price 4 .........................................          --           --         1.102                --               --

  Mid Cap Portfolio - Service Class 2
    Price 1 .........................................   4,832,433           --         0.887         4,284,513               --
    Price 2 .........................................     977,317           --         0.997           974,256               --
    Price 3 .........................................     645,680           --         0.883           570,436               --
    Price 4 .........................................     181,762           --         0.994           180,733               --
                                                                                                  ------------          -------

Net Contract Owners' Equity .....................                                                 $997,700,797          $90,283
                                                                                                  ============          =======

                                      -68-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

5. STATEMENT OF INVESTMENTS                                                      FOR THE YEAR ENDED DECEMBER 31, 2002
                                                                     ------------------------------------------------------
INVESTMENTS                                                             NO. OF       MARKET         COST OF      PROCEEDS
                                                                        SHARES        VALUE        PURCHASES     FROM SALES
                                                                     ------------  ------------  ------------  ------------
CAPITAL APPRECIATION FUND (5.5%)
    Total (Cost $87,767,557)                                            1,242,307  $ 55,133,586  $ 24,614,669  $ 40,241,562
                                                                     ------------  ------------  ------------  ------------

MONEY MARKET PORTFOLIO (6.1%)
    Total (Cost $60,742,420)                                           60,742,420    60,742,420   646,091,651   654,894,406
                                                                     ------------  ------------  ------------  ------------

AIM VARIABLE INSURANCE FUNDS (0.3%)
  AIM V.I. Premier Equity Fund - Series I
    Total (Cost $3,940,655)                                               169,825     2,754,559     1,451,132       552,547
                                                                     ------------  ------------  ------------  ------------

ALLIANCE VARIABLE PRODUCT SERIES FUND, INC. (0.8%)
  Premier Growth Portfolio - Class B
    Total (Cost $14,300,183)                                              464,234     8,026,604     2,115,149     2,569,458
                                                                     ------------  ------------  ------------  ------------

CREDIT SUISSE TRUST (0.3%)
  Credit Suisse Emerging Markets Portfolio
    Total (Cost $3,720,808)                                               445,087     3,311,446    27,692,238    27,678,900
                                                                     ------------  ------------  ------------  ------------

DELAWARE VIP TRUST (0.6%)
  VIP REIT Series - Standard Class
    Total (Cost $5,312,606)                                               477,492     5,600,980     3,690,061     1,513,124
                                                                     ------------  ------------  ------------  ------------

DREYFUS VARIABLE INVESTMENT FUND (2.7%)
  Appreciation Portfolio - Initial Shares (Cost $12,166,212)              335,684     9,660,989     1,977,651     2,993,378
  Small Cap Portfolio - Initial Shares (Cost $20,869,101)                 622,057    17,666,406    30,704,338    29,610,835
                                                                     ------------  ------------  ------------  ------------
    Total (Cost $33,035,313)                                              957,741    27,327,395    32,681,989    32,604,213
                                                                     ------------  ------------  ------------  ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (0.1%)
  Mutual Shares Securities Fund - Class 2 (Cost $175,003)                  14,168       170,305       213,275        36,270
  Templeton Growth Securities Fund - Class 2 (Cost $429,606)               47,792       411,008       779,161       339,334
                                                                     ------------  ------------  ------------  ------------
    Total (Cost $604,609)                                                  61,960       581,313       992,436       375,604
                                                                     ------------  ------------  ------------  ------------

GREENWICH STREET SERIES FUND (8.6%)
  Appreciation Portfolio (Cost $33,362,348)                             1,598,990    28,110,250     3,705,182     4,611,619
  Diversified Strategic Income Portfolio (Cost $27,936,341)             2,719,676    23,633,983     3,315,473     6,088,822
  Equity Index Portfolio - Class II Shares (Cost $15,976,933)             521,911    11,184,549     3,689,268     2,957,725
  Fundamental Value Portfolio (Cost $29,764,298)                        1,565,313    22,790,964    11,204,558     4,954,781
  Emerging Growth Fund - Class I (Cost $48,791)                             3,165        43,969        48,999           191
  Growth & Income Fund - Class I (Cost $27,391)                             7,019        24,705        27,529           127
                                                                     ------------  ------------  ------------  ------------
    Total (Cost $107,116,102)                                           6,416,074    85,788,420    21,991,009    18,613,265
                                                                     ------------  ------------  ------------  ------------

JANUS ASPEN SERIES (3.7%)
  Balanced Portfolio - Service Shares (Cost $19,039,586)                  802,221    17,103,342     7,488,237     2,012,393
  Capital Appreciation Portfolio - Service Shares (Cost $3,362,739)       158,380     2,730,466     1,099,262       554,507
  Global Life Sciences Portfolio - Service Shares (Cost $2,595,301)       326,576     1,783,107       492,796       937,856
  Global Technology Portfolio - Service Shares (Cost $3,559,186)          822,737     1,982,796     3,471,359     3,785,638
  Strategic Value Portfolio - Service Shares (Cost $1,541,687)            171,779     1,207,605       687,290       237,067
  Worldwide Growth Portfolio - Service Shares (Cost $14,125,286)          575,488    12,056,481    38,819,686    38,047,777
                                                                     ------------  ------------  ------------  ------------
    Total (Cost $44,223,785)                                            2,857,181    36,863,797    52,058,630    45,575,238
                                                                     ------------  ------------  ------------  ------------

                                      -69-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

5. STATEMENT OF INVESTMENTS (CONTINUED)                                           FOR THE YEAR ENDED DECEMBER 31, 2002
                                                                           --------------------------------------------------
                                                                             NO. OF       MARKET       COST OF     PROCEEDS
                                                                             SHARES       VALUE       PURCHASES   FROM SALES
                                                                           -----------  -----------  -----------  -----------
PIMCO VARIABLE INSURANCE TRUST (2.7%)
  Total Return Portfolio - Administrative Class
    Total (Cost $26,491,468)                                                 2,631,274   26,917,934   25,988,732    5,324,581
                                                                           -----------  -----------  -----------  -----------

PUTNAM VARIABLE TRUST (0.4%)
  Putnam VT International Growth Fund - Class IB Shares (Cost $1,850,818)      182,362    1,841,858  146,772,617  146,811,281
  Putnam VT Small Cap Value Fund - Class IB Shares (Cost $2,449,753)           168,462    2,048,494    2,313,455      625,819
  Putnam VT Voyager II Fund - Class IB Shares (Cost $344,434)                   76,983      269,441      258,407       46,330
                                                                           -----------  -----------  -----------  -----------
    Total (Cost $4,645,005)                                                    427,807    4,159,793  149,344,479  147,483,430
                                                                           -----------  -----------  -----------  -----------

SALOMON BROTHERS VARIABLE SERIES FUND INC. (7.3%)
  Capital Fund - Class I (Cost $27,745,165)                                  1,942,335   21,870,692   10,562,118    3,324,896
  High Yield Bond Fund - Class I (Cost $7,326,285)                             833,459    6,759,355    2,708,252      715,406
  Investors Fund - Class I (Cost $26,814,907)                                2,176,509   21,133,905    7,223,301    4,525,371
  Large Cap Growth Fund - Class I (Cost $30,761)                                 3,736       30,186       30,864          102
  Small Cap Growth Fund - Class I (Cost $5,705,714)                            668,841    5,497,872   31,550,327   28,779,406
  Strategic Bond Fund - Class I (Cost $17,694,301)                           1,733,965   18,015,893    8,636,100    1,221,183
                                                                           -----------  -----------  -----------  -----------
    Total (Cost $85,317,133)                                                 7,358,845   73,307,903   60,710,962   38,566,364
                                                                           -----------  -----------  -----------  -----------

THE TRAVELERS SERIES TRUST (23.6%)
  Convertible Securities Portfolio (Cost $17,011,439)                        1,510,729   14,608,747    6,799,188    6,623,660
  Disciplined Mid Cap Stock Portfolio (Cost $14,708,703)                       970,807   12,727,281    5,328,430    4,582,171
  Equity Income Portfolio (Cost $55,545,786)                                 3,729,703   47,553,713    8,084,358   10,539,952
  Federated High Yield Portfolio (Cost $26,493,324)                          2,672,986   19,699,905    7,881,771    5,838,490
  Federated Stock Portfolio (Cost $17,196,932)                               1,137,773   13,721,537    1,801,025    3,528,240
  Large Cap Portfolio (Cost $51,664,903)                                     3,027,913   32,126,154    2,942,245    7,780,460
  Lazard International Stock Portfolio (Cost $21,528,739)                    2,691,245   21,287,744  361,244,902  367,430,581
  MFS Emerging Growth Portfolio (Cost $43,325,489)                           2,581,934   18,693,201    1,332,829    6,774,497
  MFS Mid Cap Growth Portfolio (Cost $26,192,519)                            1,973,142    9,905,173    2,088,877    3,597,285
  MFS Research Portfolio (Cost $1,798,921)                                     160,480    1,046,328      167,128      617,330
  MFS Value Portfolio (Cost $0)                                                     --           --       90,061       86,521
  Travelers Quality Bond Portfolio (Cost $44,103,359)                        3,962,896   43,710,747   17,031,322   16,310,676
                                                                           -----------  -----------  -----------  -----------
    Total (Cost $319,570,114)                                               24,419,608  235,080,530  414,792,136  433,709,863
                                                                           -----------  -----------  -----------  -----------

THE UNIVERSAL INSTITUTIONAL FUNDS, INC. (6.5%)
  Active International Allocation Portfolio (Cost $4,024,681)                  528,933    3,252,935    2,323,796      754,104
  Emerging Markets Equity Portfolio (Cost $3,978,714)                          432,309    2,611,149      624,330      699,188
  Equity Growth Portfolio (Cost $7,304,559)                                    499,590    5,110,810    2,481,097    1,013,067
  Global Value Equity Portfolio (Cost $11,735,647)                             936,763    9,217,744    2,467,374    1,182,994
  Mid Cap Growth Portfolio (Cost $8,417,361)                                   875,637    5,262,578    2,628,500    1,058,801
  Mid Cap Value Portfolio (Cost $22,194,119)                                 1,561,554   16,365,086    6,050,296    2,444,066
  Technology Portfolio (Cost $7,977,125)                                     1,025,163    2,532,152      901,574      860,462
  U.S. Real Estate Portfolio (Cost $7,060,614)                                 601,830    6,818,730    3,673,481    1,107,662
  Value Portfolio (Cost $16,556,272)                                         1,377,013   13,536,040    4,369,139    1,766,574
                                                                           -----------  -----------  -----------  -----------
    Total (Cost $89,249,092)                                                 7,838,792   64,707,224   25,519,587   10,886,918
                                                                           -----------  -----------  -----------  -----------

                                      -70-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

5. STATEMENT OF INVESTMENTS (CONTINUED)                                           FOR THE YEAR ENDED DECEMBER 31, 2002
                                                                     -------------------------------------------------------------
                                                                        NO. OF         MARKET           COST OF        PROCEEDS
                                                                        SHARES          VALUE          PURCHASES      FROM SALES
                                                                     -------------  --------------  --------------  --------------
TRAVELERS SERIES FUND INC. (13.8%)
  AIM Capital Appreciation Portfolio (Cost $2,024,691)                     172,808  $    1,344,443  $      776,215  $      289,533
  Alliance Growth Portfolio (Cost $81,694,703)                           3,248,230      39,530,958       1,326,831      13,101,463
  MFS Total Return Portfolio (Cost $91,932,003)                          5,669,654      80,622,477      18,964,963      14,130,984
  Putnam Diversified Income Portfolio (Cost $6,561,205)                    616,111       5,101,395       1,484,114       1,355,791
  Smith Barney Aggressive Growth Portfolio (Cost $12,367,965)            1,048,921       9,482,246       9,015,084       2,298,505
  Smith Barney Large Capitalization Growth
    Portfolio (Cost $2,393,873)                                            202,267       1,970,079       2,822,045       1,081,490
                                                                     -------------  --------------  --------------  --------------
    Total (Cost $196,974,440)                                           10,957,991     138,051,598      34,389,252      32,257,766
                                                                     -------------  --------------  --------------  --------------

VAN KAMPEN LIFE INVESTMENT TRUST (15.2%)
  Comstock Portfolio - Class I Shares (Cost $3,297,684)                    310,392       2,824,563         635,847         588,540
  Comstock Portfolio - Class II Shares (Cost $33,845,216)                3,157,366      28,637,310      21,812,448       3,357,768
  Domestic Income Portfolio (Cost $0)                                           --              --         312,527       4,002,747
  Domestic Income Portfolio-Class II Shares (Cost $0)                           --              --       2,730,506       6,370,015
  Emerging Growth Portfolio - Class I Shares (Cost $16,590,137)            413,659       7,896,759         256,455       2,000,923
  Emerging Growth Portfolio - Class II Shares (Cost $8,613,128)            308,832       5,883,251       3,747,986         856,403
  Enterprise Portfolio - Class I Shares (Cost $14,322,452)                 647,987       6,790,901         152,676       1,842,863
  Enterprise Portfolio - Class II Shares (Cost $3,843,766)                 271,709       2,844,797       1,743,371         853,798
  Government Portfolio - Class I Shares (Cost $9,623,414)                1,041,907      10,231,523       6,798,449       1,012,500
  Government Portfolio - Class II Shares (Cost $29,557,765)              3,159,094      31,022,306      24,382,732       2,876,992
  Growth and Income Portfolio - Class I Shares (Cost $13,514,608)          866,019      11,665,276         601,108       1,868,954
  Growth and Income Portfolio - Class II Shares (Cost $19,582,193)       1,277,382      17,180,794      10,964,783       1,497,192
  Money Market Portfolio - Class I Shares (Cost $8,037,893)              8,037,893       8,037,893       3,731,823       6,356,875
  Money Market Portfolio - Class II Shares (Cost $18,989,604)           18,989,604      18,989,604      16,491,103       8,070,385
                                                                     -------------  --------------  --------------  --------------
    Total (Cost $179,817,860)                                           38,481,844     152,004,977      94,361,814      41,555,955
                                                                     -------------  --------------  --------------  --------------

VARIABLE INSURANCE PRODUCTS FUND II (1.1%)
  Contrafund(R) Portfolio - Service Class 2
    Total (Cost $12,442,651)                                               608,436      10,921,435       6,354,759       1,758,855
                                                                     -------------  --------------  --------------  --------------

VARIABLE INSURANCE PRODUCTS FUND III (0.7%)
  Dynamic Capital Appreciation Portfolio - Service
    Class 2 (Cost $626,691)                                                112,484         632,161         575,965          18,979
  Mid Cap Portfolio - Service Class 2 (Cost $6,341,903)                    345,652       6,010,881       5,376,644         769,978
                                                                     -------------  --------------  --------------  --------------
    Total (Cost $6,968,594)                                                458,136       6,643,042       5,952,609         788,957
                                                                     -------------  --------------  --------------  --------------

TOTAL INVESTMENTS (100%)
(COST $1,282,240,395)                                                               $  997,924,956  $1,630,793,294  $1,536,951,006
                                                                                    ==============  ==============  ==============

                                      -71-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

6.   FINANCIAL HIGHLIGHTS

                                                     YEAR                              UNIT VALUE                NET
                                                    ENDED              UNITS            LOWEST TO               ASSETS
                                                    DEC 31            (000S)           HIGHEST ($)             ($000S)
                                                    ------            ------           -----------             -------
CAPITAL APPRECIATION FUND                            2002             42,905          1.280 - 1.285            55,125
                                                     2001             53,755          1.737 - 1.739            93,500
MONEY MARKET PORTFOLIO                               2002             51,201          1.182 - 1.187            60,754
                                                     2001             58,617          1.185 - 1.187            69,573
AIM VARIABLE INSURANCE FUNDS
  AIM V.I. Premier Equity Fund - Series I            2002              5,307          0.517 - 0.519             2,754
                                                     2001              3,969          0.754 - 0.755             2,995
ALLIANCE VARIABLE PRODUCT SERIES FUND, INC.
  Premier Growth Portfolio - Class B                 2002             18,392          0.435 - 0.436             8,025
                                                     2001             19,307          0.639 - 0.640            12,355
CREDIT SUISSE TRUST
  Credit Suisse Emerging Markets Portfolio           2002              4,810          0.686 - 0.688             3,311
                                                     2001              4,645          0.788 - 0.789             3,666
DELAWARE VIP TRUST
  VIP REIT Series - Standard Class                   2002              4,517          1.235 - 1.240             5,600
                                                     2001              2,917          1.201 - 1.203             3,509
DREYFUS VARIABLE INVESTMENT FUND
  Appreciation Portfolio - Initial Shares            2002             10,983          0.876 - 0.880             9,660
                                                     2001             11,973          1.069 - 1.071            12,823
  Small Cap Portfolio - Initial Shares               2002             20,248          0.869 - 0.872            17,664
                                                     2001             19,162          1.092 - 1.094            20,962
FRANKLIN TEMPLETON VARIABLE INSURANCE
PRODUCTS TRUST
  Mutual Shares Securities Fund - Class 2            2002                202                  0.845               170
  Templeton Growth Securities Fund - Class 2         2002                519          0.791 - 0.792               411
GREENWICH STREET SERIES FUND
  Appreciation Portfolio                             2002             25,978          1.078 - 1.082            28,106
                                                     2001             26,892          1.328 - 1.330            35,778
  Diversified Strategic Income Portfolio             2002             20,089          1.172 - 1.176            23,630
                                                     2001             24,194          1.136 - 1.138            27,526
  Equity Index Portfolio - Class II Shares           2002             17,228          0.647 - 0.649            11,183
                                                     2001             16,528          0.847 - 0.848            14,017
  Fundamental Value Portfolio                        2002             23,088          0.984 - 0.987            22,787
                                                     2001             18,484          1.270 - 1.272            23,511
  Emerging Growth Fund - Class I                     2002                 58                  0.758                44
  Growth & Income Fund - Class I                     2002                 31                  0.800                25
JANUS ASPEN SERIES
  Balanced Portfolio - Service Shares                2002             19,974          0.836 - 0.983            17,101
                                                     2001             14,319          0.910 - 1.069            13,094
  Capital Appreciation Portfolio -                   2002              4,594          0.555 - 0.941             2,730
    Service Shares                                   2001              3,949          0.671 - 1.137             2,703

  Global Life Sciences Portfolio -                   2002              2,756          0.645 - 0.647             1,783
    Service Shares                                   2001              3,296          0.930 - 0.931             3,069

                                                     INVESTMENT        EXPENSE RATIO                   TOTAL RETURN
                                                       INCOME            LOWEST TO                      LOWEST TO
                                                      RATIO (%)         HIGHEST (%)                   HIGHEST (%)*
                                                      ---------         -----------                   ------------
CAPITAL APPRECIATION FUND                               1.50            1.40 - 1.60                 (26.31) - (26.11)
                                                        0.45            1.40 - 1.60                 (27.15) - (10.88)
MONEY MARKET PORTFOLIO                                  1.38            1.40 - 1.60                   (0.25) - (0.00)
                                                        3.45            1.40 - 1.60                      1.28 - 2.33
AIM VARIABLE INSURANCE FUNDS
  AIM V.I. Premier Equity Fund - Series I               0.37            1.40 - 1.60                 (31.43) - (31.26)
                                                        0.23            1.40 - 1.60                  (13.71) - (1.57)
ALLIANCE VARIABLE PRODUCT SERIES FUND, INC.
  Premier Growth Portfolio - Class B                       -            1.40 - 1.60                 (31.92) - (31.88)
                                                           -            1.40 - 1.60                  (18.58) - (5.05)
CREDIT SUISSE TRUST
  Credit Suisse Emerging Markets Portfolio              0.17            1.40 - 1.60                 (12.94) - (12.80)
                                                           -            1.40 - 1.60                  (10.95) - (1.75)
DELAWARE VIP TRUST
  VIP REIT Series - Standard Class                      2.02            1.40 - 1.60                      2.83 - 3.08
                                                        1.79            1.40 - 1.60                     7.31 - 10.39
DREYFUS VARIABLE INVESTMENT FUND
  Appreciation Portfolio - Initial Shares               1.05            1.40 - 1.60                 (18.05) - (17.83)
                                                        0.86            1.40 - 1.60                  (10.60) - (2.73)
  Small Cap Portfolio - Initial Shares                  0.05            1.40 - 1.60                 (20.42) - (20.29)
                                                        0.47            1.40 - 1.60                   (7.45) - (3.36)
FRANKLIN TEMPLETON VARIABLE INSURANCE
PRODUCTS TRUST
  Mutual Shares Securities Fund - Class 2               0.15                   1.40                           (14.99)
  Templeton Growth Securities Fund - Class 2            0.58            1.40 - 1.60                 (22.43) - (19.29)
GREENWICH STREET SERIES FUND
  Appreciation Portfolio                                1.46            1.40 - 1.60                 (18.83) - (18.65)
                                                        1.10            1.40 - 1.60                    (5.34) - 0.30
  Diversified Strategic Income Portfolio                8.88            1.40 - 1.60                      3.17 - 3.34
                                                        8.69            1.40 - 1.60                    (0.70) - 1.79
  Equity Index Portfolio - Class II Shares              1.81            1.40 - 1.60                 (23.61) - (23.47)
                                                        0.69            1.40 - 1.60                  (13.65) - (3.31)
  Fundamental Value Portfolio                           1.12            1.40 - 1.60                 (22.52) - (22.41)
                                                        0.69            1.40 - 1.60                   (6.61) - (1.85)
  Emerging Growth Fund - Class I                           -                   1.40                             1.74
  Growth & Income Fund - Class I                        0.62                   1.40                            (5.55)
JANUS ASPEN SERIES
  Balanced Portfolio - Service Shares                   2.12            1.40 - 1.70                   (8.24) - (7.90)
                                                        2.07            1.40 - 1.70                    (6.28) - 0.28
  Capital Appreciation Portfolio -                      0.32            1.40 - 1.70                 (17.34) - (17.11)
    Service Shares                                      1.03            1.40 - 1.70                   (22.94) - 1.97

  Global Life Sciences Portfolio -                         -            1.40 - 1.60                 (30.65) - (30.50)
    Service Shares                                         -            1.40 - 1.60                  (17.97) - (1.17)

                                      -72-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

6.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                YEAR                              UNIT VALUE                NET
                                                               ENDED              UNITS            LOWEST TO               ASSETS
                                                               DEC 31            (000S)           HIGHEST ($)             ($000S)
                                                               ------            ------           -----------             -------
JANUS ASPEN SERIES (CONTINUED)
  Global Technology Portfolio - Service Shares                  2002              8,203          0.241 - 0.242             1,982
                                                                2001              9,220          0.414 - 0.415             3,827
  Strategic Value Portfolio - Service Shares                    2002              1,652          0.696 - 0.854             1,207
                                                                2001              1,192          0.924 - 1.132             1,124
  Worldwide Growth Portfolio - Service Shares                   2002             25,807          0.444 - 0.855            12,055
                                                                2001             25,538          0.608 - 1.168            15,710
PIMCO VARIABLE INSURANCE TRUST
  Total Return Portfolio - Administrative Class                 2002             23,768          1.129 - 1.132            26,914
                                                                2001              5,440          1.051 - 1.053             5,728
PUTNAM VARIABLE TRUST
  Putnam VT International Growth Fund -                         2002              2,646          0.694 - 0.696             1,842
    Class IB Shares
                                                                2001              1,024          0.856 - 0.857               878
  Putnam VT Small Cap Value Fund - Class                        2002              2,335          0.874 - 0.877             2,048
    IB Shares
                                                                2001                844          1.087 - 1.088               919
  Putnam VT Voyager II Fund - Class IB Shares                   2002                482          0.558 - 0.560               269
                                                                2001                162          0.805 - 0.806               130
SALOMON BROTHERS VARIABLE SERIES FUND INC.
  Capital Fund - Class I                                        2002             20,494          0.831 - 1.130            21,867
                                                                2001             14,344          1.128 - 1.529            21,772
  High Yield Bond Fund - Class I                                2002              6,078          1.095 - 1.116             6,758
                                                                2001              4,579          1.038 - 1.055             4,826
  Investors Fund - Class I                                      2002             23,029          0.858 - 0.923            21,131
                                                                2001             20,984          1.134 - 1.216            25,498
  Large Cap Growth Fund - Class I                               2002                 38                  0.800                30
  Small Cap Growth Fund - Class I                               2002              8,671          0.579 - 0.808             5,497
                                                                2001              5,839          0.901 - 1.257             5,360
  Strategic Bond Fund - Class I                                 2002             15,133          1.085 - 1.229            18,013
                                                                2001              8,884          1.014 - 1.145            10,152
THE TRAVELERS SERIES TRUST
  Convertible Securities Portfolio                              2002             12,542          1.161 - 1.165            14,606
                                                                2001             13,266          1.268 - 1.270            16,848
  Disciplined Mid Cap Stock Portfolio                           2002              8,980          1.412 - 1.417            12,725
                                                                2001              8,550          1.675 - 1.677            14,343
  Equity Income Portfolio                                       2002             37,340          0.956 - 1.291            47,546
                                                                2001             38,780          1.130 - 1.521            58,951
  Federated High Yield Portfolio                                2002             17,681          1.110 - 1.114            19,697
                                                                2001             18,790          1.088 - 1.089            20,467

                                                             INVESTMENT        EXPENSE RATIO                   TOTAL RETURN
                                                               INCOME            LOWEST TO                      LOWEST TO
                                                              RATIO (%)         HIGHEST (%)                   HIGHEST (%)*
                                                              ---------         -----------                   ------------
JANUS ASPEN SERIES (CONTINUED)
  Global Technology Portfolio - Service Shares                     -            1.40 - 1.60                 (41.79) - (41.69)
                                                                0.66            1.40 - 1.60                 (38.24) - (15.68)
  Strategic Value Portfolio - Service Shares                       -            1.40 - 1.70                 (24.76) - (24.43)
                                                                0.16            1.40 - 1.70                   (14.51) - 2.72
  Worldwide Growth Portfolio - Service Shares                   0.58            1.40 - 1.70                 (26.97) - (26.77)
                                                                0.28            1.40 - 1.70                   (23.68) - 4.75
PIMCO VARIABLE INSURANCE TRUST
  Total Return Portfolio - Administrative Class                 4.04            1.40 - 1.60                      7.42 - 7.50
                                                                2.49            1.40 - 1.60                      4.06 - 5.30
PUTNAM VARIABLE TRUST
  Putnam VT International Growth Fund -                         0.43            1.40 - 1.60                 (18.93) - (18.79)
    Class IB Shares
                                                                   -            1.40 - 1.60                 (14.47) - (10.27)
  Putnam VT Small Cap Value Fund - Class                        0.15            1.40 - 1.60                 (19.60) - (19.39)
    IB Shares
                                                                   -            1.40 - 1.60                      1.68 - 3.52
  Putnam VT Voyager II Fund - Class IB Shares                      -            1.40 - 1.60                 (30.68) - (30.52)
                                                                   -            1.40 - 1.60                  (12.49) - (2.07)
SALOMON BROTHERS VARIABLE SERIES FUND INC.
  Capital Fund - Class I                                        0.47            1.40 - 1.70                 (26.33) - (26.10)
                                                                1.04            1.40 - 1.70                    (3.78) - 5.22
  High Yield Bond Fund - Class I                                8.50            1.40 - 1.70                      5.49 - 5.78
                                                                9.65            1.40 - 1.70                    (2.41) - 3.74
  Investors Fund - Class I                                      1.16            1.40 - 1.70                 (24.34) - (24.10)
                                                                0.89            1.40 - 1.70                    (7.19) - 4.22
  Large Cap Growth Fund - Class I                                  -                   1.40                            (9.09)
  Small Cap Growth Fund - Class I                                  -            1.40 - 1.70                 (35.83) - (35.66)
                                                                   -            1.40 - 1.70                    (8.51) - 9.02
  Strategic Bond Fund - Class I                                 5.85            1.40 - 1.70                      7.00 - 7.34
                                                                5.65            1.40 - 1.70                    (0.29) - 5.43
THE TRAVELERS SERIES TRUST
  Convertible Securities Portfolio                              7.22            1.40 - 1.60                   (8.44) - (8.27)
                                                                1.91            1.40 - 1.60                   (4.88) - (2.23)
  Disciplined Mid Cap Stock Portfolio                           0.55            1.40 - 1.60                 (15.70) - (15.50)
                                                                0.28            1.40 - 1.60                   (5.41) - (4.56)
  Equity Income Portfolio                                       1.03            1.40 - 1.70                 (15.40) - (15.12)
                                                                1.05            1.40 - 1.70                    (7.93) - 1.80
  Federated High Yield Portfolio                               17.33            1.40 - 1.60                      2.02 - 2.30
                                                               11.70            1.40 - 1.60                    (2.68) - 0.46

                                      -73-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

6.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                YEAR                              UNIT VALUE                NET
                                                               ENDED              UNITS            LOWEST TO               ASSETS
                                                               DEC 31            (000S)           HIGHEST ($)             ($000S)
                                                               ------            ------           -----------             -------
THE TRAVELERS SERIES TRUST (CONTINUED)
  Federated Stock Portfolio                                     2002             10,835          1.262 - 1.266            13,719
                                                                2001             12,271          1.589 - 1.592            19,532
  Large Cap Portfolio                                           2002             29,244          0.864 - 1.111            32,121
                                                                2001             32,639          1.138 - 1.459            47,594
  Lazard International Stock Portfolio                          2002             26,732          0.793 - 0.796            21,285
                                                                2001             31,176          0.926 - 0.928            28,922
  MFS Emerging Growth Portfolio                                 2002             21,025          0.886 - 0.889            18,690
                                                                2001             25,915          1.369 - 1.371            35,529
  MFS Mid Cap Growth Portfolio                                  2002             15,158          0.651 - 0.653             9,904
                                                                2001             16,927          1.293 - 1.295            21,921
  MFS Research Portfolio                                        2002              1,549          0.673 - 0.675             1,046
                                                                2001              2,121          0.914 - 0.915             1,941
  Travelers Quality Bond Portfolio                              2002             33,335          1.306 - 1.311            43,704
                                                                2001             35,290          1.255 - 1.257            44,347
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
  Active International Allocation Portfolio                     2002              4,956          0.585 - 0.872             3,252
                                                                2001              3,264          0.723 - 1.076             2,386
  Emerging Markets Equity Portfolio                             2002              3,404          0.734 - 1.142             2,611
                                                                2001              3,554          0.819 - 1.272             2,966
  Equity Growth Portfolio                                       2002              9,321          0.488 - 0.830             5,110
                                                                2001              7,880          0.687 - 1.168             5,517
  Global Value Equity Portfolio                                 2002             10,867          0.837 - 0.902             9,216
                                                                2001              9,816          1.023 - 1.101            10,063
  Mid Cap Growth Portfolio                                      2002             11,028          0.406 - 0.801             5,262
                                                                2001              9,605          0.599 - 1.181             5,879
  Mid Cap Value Portfolio                                       2002             18,155          0.859 - 0.914            16,362
                                                                2001             14,688          1.214 - 1.288            18,885
  Technology Portfolio                                          2002             13,864          0.165 - 0.679             2,532
                                                                2001             15,285          0.329 - 1.350             5,154
  U.S. Real Estate Portfolio                                    2002              6,036          1.076 - 1.158             6,818
                                                                2001              4,025          1.103 - 1.184             4,747
  Value Portfolio                                               2002             16,433          0.810 - 0.886            13,534
                                                                2001             14,104          1.057 - 1.155            14,957

                                                          INVESTMENT        EXPENSE RATIO                   TOTAL RETURN
                                                            INCOME            LOWEST TO                      LOWEST TO
                                                           RATIO (%)         HIGHEST (%)                   HIGHEST (%)*
                                                           ---------         -----------                   ------------
THE TRAVELERS SERIES TRUST (CONTINUED)
  Federated Stock Portfolio                                  2.59            1.40 - 1.60                 (20.58) - (20.48)
                                                             1.23            1.40 - 1.60                    (1.79) - 0.25
  Large Cap Portfolio                                        0.46            1.40 - 1.70                 (24.08) - (23.85)
                                                             0.46            1.40 - 1.70                           (18.49)
  Lazard International Stock Portfolio                       1.92            1.40 - 1.60                 (14.36) - (14.22)
                                                             0.15            1.40 - 1.60                 (27.22) - (15.97)
  MFS Emerging Growth Portfolio                                 -            1.40 - 1.60                 (35.28) - (35.16)
                                                                -            1.40 - 1.60                 (37.08) - (17.33)
  MFS Mid Cap Growth Portfolio                                  -            1.40 - 1.60                 (49.65) - (49.58)
                                                                -            1.40 - 1.60                  (24.75) - (2.93)
  MFS Research Portfolio                                     0.51            1.40 - 1.60                 (26.37) - (26.23)
                                                             0.04            1.40 - 1.60                  (23.56) - (7.21)
  Travelers Quality Bond Portfolio                           7.29            1.40 - 1.60                      4.06 - 4.30
                                                             3.44            1.40 - 1.60                      1.54 - 5.63
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
  Active International Allocation Portfolio                  2.19            1.40 - 1.70                 (19.24) - (18.92)
                                                             2.91            1.40 - 1.70                   (21.05) - 1.51
  Emerging Markets Equity Portfolio                             -            1.40 - 1.70                 (10.46) - (10.12)
                                                                -            1.40 - 1.70                    (9.20) - 8.63
  Equity Growth Portfolio                                    0.18            1.40 - 1.70                 (29.05) - (28.78)
                                                                -            1.40 - 1.70                  (16.40) - (0.43)
  Global Value Equity Portfolio                              1.22            1.40 - 1.70                 (18.26) - (18.05)
                                                             1.16            1.40 - 1.70                    (8.32) - 1.29
  Mid Cap Growth Portfolio                                      -            1.40 - 1.70                 (32.35) - (32.17)
                                                                -            1.40 - 1.70                   (30.31) - 5.07
  Mid Cap Value Portfolio                                       -            1.40 - 1.70                 (29.24) - (29.04)
                                                                -            1.40 - 1.70                    (4.45) - 6.21
  Technology Portfolio                                          -            1.40 - 1.70                 (49.85) - (49.70)
                                                                -            1.40 - 1.70                  (49.54) - (0.37)
  U.S. Real Estate Portfolio                                 3.60            1.40 - 1.70                   (2.45) - (2.20)
                                                             4.85            1.40 - 1.70                     2.99 - 8.33
  Value Portfolio                                            1.01            1.40 - 1.70                 (23.46) - (23.23)
                                                             1.19            1.40 - 1.70                    (2.67) - 5.29

                                      -74-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

6.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                YEAR                              UNIT VALUE                NET
                                                               ENDED              UNITS            LOWEST TO               ASSETS
                                                               DEC 31            (000S)           HIGHEST ($)             ($000S)
                                                               ------            ------           -----------             -------
TRAVELERS SERIES FUND INC.
  AIM Capital Appreciation Portfolio                            2002              3,045          0.440 - 0.442             1,344
                                                                2001              2,102                  0.588             1,236
  Alliance Growth Portfolio                                     2002             40,012          0.984 - 0.988            39,525
                                                                2001             50,082          1.506 - 1.508            75,534
  MFS Total Return Portfolio                                    2002             57,692          1.392 - 1.397            80,610
                                                                2001             59,309          1.493 - 1.496            88,710
  Putnam Diversified Income Portfolio                           2002              4,570                  1.116             5,101
                                                                2001              5,472                  1.069             5,849
  Smith Barney Aggressive Growth Portfolio                      2002             15,110          0.626 - 0.628             9,481
                                                                2001              6,848          0.944 - 0.945             6,470
  Smith Barney Large Capitalization                             2002              2,926          0.671 - 0.673             1,970
    Growth Portfolio
                                                                2001                940          0.906 - 0.908               853
VAN KAMPEN LIFE INVESTMENT TRUST
  Comstock Portfolio - Class I Shares                           2002              3,145                  0.898             2,824
                                                                2001              3,175                  1.128             3,581
  Comstock Portfolio - Class II Shares                          2002             34,293          0.811 - 0.869            28,633
                                                                2001             15,513          1.023 - 1.095            15,957
  Emerging Growth Portfolio - Class I Shares                    2002              8,169                  0.967             7,896
                                                                2001              9,618                  1.452            13,964
  Emerging Growth Portfolio - Class II Shares                   2002             11,849          0.440 - 0.753             5,882
                                                                2001              8,035          0.663 - 1.135             5,533
  Enterprise Portfolio - Class I Shares                         2002             10,975                  0.619             6,790
                                                                2001             13,325                  0.888            11,831
  Enterprise Portfolio - Class II Shares                        2002              4,839          0.540 - 0.825             2,844
                                                                2001              3,977          0.779 - 1.189             3,167
  Government Portfolio - Class I Shares                         2002              8,078                  1.266            10,230
                                                                2001              3,330                  1.172             3,901
  Government Portfolio - Class II Shares                        2002             27,855          1.072 - 1.138            31,017
                                                                2001              7,659          0.998 - 1.055             8,061
  Growth and Income Portfolio - Class I Shares                  2002             11,034                  1.057            11,663
                                                                2001             12,134                  1.254            15,215
  Growth and Income Portfolio - Class II Shares                 2002             20,100          0.804 - 0.937            17,178
                                                                2001             10,778          0.958 - 1.116            10,376
  Money Market Portfolio - Class I Shares                       2002              7,146                  1.125             8,037
                                                                2001              9,462                  1.127            10,662

                                                        INVESTMENT        EXPENSE RATIO                   TOTAL RETURN
                                                          INCOME            LOWEST TO                      LOWEST TO
                                                         RATIO (%)         HIGHEST (%)                   HIGHEST (%)*
                                                         ---------         -----------                   ------------
TRAVELERS SERIES FUND INC.
  AIM Capital Appreciation Portfolio                          -            1.40 - 1.60                 (24.83) - (19.41)
                                                              -                   1.40                           (24.90)
  Alliance Growth Portfolio                                0.55            1.40 - 1.60                 (34.66) - (34.48)
                                                           0.20            1.40 - 1.60                 (14.56) - (10.41)
  MFS Total Return Portfolio                               5.86            1.40 - 1.60                  (6.76) - (6.62)
                                                           2.73            1.40 - 1.60                  (1.38) - (0.47)
  Putnam Diversified Income Portfolio                     21.73                   1.40                            4.40
                                                           7.83                   1.40                            2.79
  Smith Barney Aggressive Growth Portfolio                    -            1.40 - 1.60                 (33.69) - (33.54)
                                                              -            1.40 - 1.60                  (8.70) - (5.41)
  Smith Barney Large Capitalization                        0.43            1.40 - 1.60                 (25.94) - (25.88)
    Growth Portfolio
                                                              -            1.40 - 1.60                   (6.97) - (3.10)
VAN KAMPEN LIFE INVESTMENT TRUST
  Comstock Portfolio - Class I Shares                      0.76                   1.40                           (20.39)
                                                              -                   1.40                            (3.84)
  Comstock Portfolio - Class II Shares                     0.38            1.40 - 1.70                 (20.75) - (20.51)
                                                              -            1.40 - 1.70                    (6.06) - 1.67
  Emerging Growth Portfolio - Class I Shares               0.36                   1.40                           (33.40)
                                                           0.11                   1.40                           (32.47)
  Emerging Growth Portfolio - Class II Shares              0.05            1.40 - 1.70                 (33.77) - (33.58)
                                                              -            1.40 - 1.70                   (32.66) - 2.81
  Enterprise Portfolio - Class I Shares                    0.50                   1.40                           (30.29)
                                                           0.20                   1.40                           (21.55)
  Enterprise Portfolio - Class II Shares                   0.17            1.40 - 1.70                 (30.78) - (30.60)
                                                           0.01            1.40 - 1.70                   (21.66) - 1.89
  Government Portfolio - Class I Shares                    2.65                   1.40                             8.02
                                                           5.28                   1.40                             5.49
  Government Portfolio - Class II Shares                   2.21            1.40 - 1.70                      7.41 - 7.87
                                                           0.78            1.40 - 1.70                    (1.09) - 4.56
  Growth and Income Portfolio - Class I Shares             1.06                   1.40                           (15.71)
                                                           0.06                   1.40                            (7.11)
  Growth and Income Portfolio - Class II Shares            0.63            1.40 - 1.70                 (16.22) - (15.94)
                                                              -            1.40 - 1.70                    (7.34) - 2.01
  Money Market Portfolio - Class I Shares                  1.22                   1.40                            (0.18)
                                                           3.39                   1.40                             2.27

                                      -75-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

6.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                YEAR                              UNIT VALUE                NET
                                                               ENDED              UNITS            LOWEST TO               ASSETS
                                                               DEC 31            (000S)           HIGHEST ($)             ($000S)
                                                               ------            ------           -----------             -------
VAN KAMPEN LIFE INVESTMENT TRUST (CONTINUED)
  Money Market Portfolio - Class II Shares                      2002             18,808          0.993 - 1.017            18,987
                                                                2001             10,354          1.000 - 1.022            10,568
VARIABLE INSURANCE PRODUCTS FUND II
  Contrafund(R)Portfolio - Service Class 2                      2002             14,478          0.707 - 0.997            10,920
                                                                2001              9,201          0.795 - 1.120             7,381
VARIABLE INSURANCE PRODUCTS FUND III
  Dynamic Capital Appreciation Portfolio                        2002              1,030                  0.614               632
    - Service Class 2
                                                                2001                101                  0.673                68
  Mid Cap Portfolio - Service Class 2                           2002              6,637          0.883 - 0.997             6,010
                                                                2001              1,830          0.998 - 1.125             1,840

                                                               INVESTMENT        EXPENSE RATIO                 TOTAL RETURN
                                                                 INCOME            LOWEST TO                     LOWEST TO
                                                                RATIO (%)         HIGHEST (%)                   HIGHEST (%)*
                                                                ---------         -----------                   ------------
VAN KAMPEN LIFE INVESTMENT TRUST (CONTINUED)
  Money Market Portfolio - Class II Shares                        0.94            1.40 - 1.70                  (0.70) - (0.49)
                                                                  2.17            1.40 - 1.70                   (0.10) - 1.89
VARIABLE INSURANCE PRODUCTS FUND II
  Contrafund(R)Portfolio - Service Class 2                        0.60            1.40 - 1.70                (11.08) - (10.80)
                                                                  0.53            1.40 - 1.70                  (13.76) - 3.32
VARIABLE INSURANCE PRODUCTS FUND III
  Dynamic Capital Appreciation Portfolio                          0.64                   1.40                           (8.77)
    - Service Class 2
                                                                     -                   1.40                           (9.66)
  Mid Cap Portfolio - Service Class 2                             0.44            1.40 - 1.70                (11.57) - (11.21)
                                                                     -            1.40 - 1.70                     1.42 - 5.24

*Total  return  lowest  and  highest  range  displayed  is  calculated  from the beginning  of the fiscal year to the end of the fiscal year except where a unit value  inception date occurred during the course of the current fiscal year. In this case, the inception date unit value is used in the computation.

                                      -76-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

7.   SCHEDULE OF ACCUMULATION AND ANNUITY UNITS FOR FUND ABD II FOR THE YEARS
     ENDED DECEMBER 31, 2002 AND 2001

                                                                                                       AIM V.I. PREMIER EQUITY FUND
                                            CAPITAL APPRECIATION FUND       MONEY MARKET PORTFOLIO              -- SERIES I
                                           ---------------------------   ---------------------------   ----------------------------
                                               2002           2001           2002           2001           2002            2001
                                           ------------   ------------   ------------   ------------   ------------    ------------
Accumulation and annuity units
  beginning of year ....................     53,755,122     61,812,416     58,617,315     34,878,360      3,968,996         391,818
Accumulation units purchased and
  transferred from other funding options     21,737,371     15,251,347    633,169,768    681,862,515      2,362,318       3,909,930
Accumulation units redeemed and
  transferred to other funding options .    (32,580,607)   (23,306,529)  (640,585,869)  (658,123,560)    (1,023,981)       (332,752)
Annuity units ..........................         (7,039)        (2,112)            --             --             --              --
                                           ------------   ------------   ------------   ------------   ------------    ------------
Accumulation and annuity units
  end of year ..........................     42,904,847     53,755,122     51,201,214     58,617,315      5,307,333       3,968,996
                                           ============   ============   ============   ============   ============    ============

                                            PREMIER GROWTH PORTFOLIO       CREDIT SUISSE EMERGING            VIP REIT SERIES
                                                  -- CLASS B                  MARKETS PORTFOLIO             -- STANDARD CLASS
                                           --------------------------    --------------------------    --------------------------
                                               2002           2001           2002           2001           2002          2001
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  beginning of year ....................    19,306,601     13,647,974      4,644,788      4,854,364      2,917,304      2,273,183
Accumulation units purchased and
  transferred from other funding options     4,397,330     12,721,324     34,569,824     45,154,736      3,323,019      1,147,353
Accumulation units redeemed and
  transferred to other funding options .    (5,312,145)    (7,062,697)   (34,404,443)   (45,364,312)    (1,722,852)      (503,232)
Annuity units ..........................            --             --             --             --             --             --
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  end of year ..........................    18,391,786     19,306,601      4,810,169      4,644,788      4,517,471      2,917,304
                                           ===========    ===========    ===========    ===========    ===========    ===========

                                            APPRECIATION PORTFOLIO         SMALL CAP PORTFOLIO        MUTUAL SHARES SECURITIES FUND
                                               -- INITIAL SHARES             -- INITIAL SHARES                -- CLASS 2
                                           --------------------------    --------------------------    --------------------------
                                               2002           2001           2002           2001           2002          2001
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  beginning of year ....................    11,973,053     12,271,080     19,162,389     13,636,390             --             --
Accumulation units purchased and
  transferred from other funding options     2,363,382      3,162,935     34,357,981     18,504,256        244,365             --
Accumulation units redeemed and
  transferred to other funding options .    (3,353,177)    (3,460,962)   (33,272,337)   (12,978,257)       (42,787)            --
Annuity units ..........................            --             --             --             --             --             --
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  end of year ..........................    10,983,258     11,973,053     20,248,033     19,162,389        201,578             --
                                           ===========    ===========    ===========    ===========    ===========    ===========

                                           TEMPLETON GROWTH SECURITIES                                     DIVERSIFIED STRATEGIC
                                                  FUND - CLASS 2          APPRECIATION PORTFOLIO             INCOME PORTFOLIO
                                           --------------------------    --------------------------    --------------------------
                                               2002           2001           2002           2001           2002          2001
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  beginning of year ....................            --             --    26,892,233     26,294,804     24,193,511     24,931,049
Accumulation units purchased and
  transferred from other funding options       946,247             --     4,156,914      4,689,054      1,233,823      3,394,153
Accumulation units redeemed and
  transferred to other funding options .      (427,148)            --    (5,071,644)    (4,091,625)    (5,333,133)    (4,125,112)
Annuity units ..........................            --             --            --             --         (4,967)        (6,579)
                                           -----------    -----------   -----------    -----------    -----------    -----------
Accumulation and annuity units
  end of year ..........................       519,099             --    25,977,503     26,892,233     20,089,234     24,193,511
                                           ===========    ===========   ===========    ===========    ===========    ===========

                                      -77-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

7.   SCHEDULE OF ACCUMULATION AND ANNUITY UNITS FOR FUND ABD II FOR THE YEARS
     ENDED DECEMBER 31, 2002 AND 2001 (CONTINUED)

                                             EQUITY INDEX PORTFOLIO              FUNDAMENTAL              EMERGING GROWTH FUND
                                               -- CLASS II SHARES              VALUE PORTFOLIO                 -- CLASS I
                                           --------------------------    --------------------------    --------------------------
                                               2002           2001           2002           2001           2002          2001
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  beginning of year ....................    16,527,546     10,807,508     18,483,523      8,558,759             --            --
Accumulation units purchased and
  transferred from other funding options     5,699,986      9,000,890     10,603,561     12,036,665         58,025            --
Accumulation units redeemed and
  transferred to other funding options .    (4,999,971)    (3,280,852)    (5,999,211)    (2,111,901)            --            --
Annuity units ..........................            --             --             --             --             --            --
                                           -----------    -----------    -----------    -----------    -----------   -----------
Accumulation and annuity units
end of year ............................    17,227,561     16,527,546     23,087,873     18,483,523         58,025            --
                                           ===========    ===========    ===========    ===========    ===========   ===========

                                             GROWTH & INCOME FUND             BALANCED PORTFOLIO      CAPITAL APPRECIATION PORTFOLIO
                                                   -- CLASS I                 -- SERVICE SHARES             -- SERVICE SHARES
                                           --------------------------    --------------------------    --------------------------
                                               2002           2001           2002           2001           2002          2001
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  beginning of year ....................            --            --    14,319,254      5,246,201      3,949,467        451,237
Accumulation units purchased and
  transferred from other funding options        30,873            --     9,127,269     10,690,898      1,621,813      3,929,953
Accumulation units redeemed and
  transferred to other funding options .            --            --    (3,472,051)    (1,617,845)      (977,446)      (431,723)
Annuity units ..........................            --            --            --             --             --             --
                                           -----------   -----------   -----------    -----------    -----------    -----------
Accumulation and annuity units
  end of year ..........................        30,873            --    19,974,472     14,319,254      4,593,834      3,949,467
                                           ===========   ===========   ===========    ===========    ===========    ===========

                                             GLOBAL LIFE SCIENCES        GLOBAL TECHNOLOGY PORTFOLIO    STRATEGIC VALUE PORTFOLIO
                                          PORTFOLIO -- SERVICE SHARES        -- SERVICE SHARES              -- SERVICE SHARES
                                           --------------------------    --------------------------    --------------------------
                                               2002           2001           2002           2001           2002          2001
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  beginning of year ....................     3,296,077      2,447,663      9,219,963      7,604,465      1,192,148             --
Accumulation units purchased and
  transferred from other funding options       812,255      1,939,512     12,145,508      4,749,692        754,258      1,232,457
Accumulation units redeemed and
  transferred to other funding options .    (1,351,962)    (1,091,098)   (13,162,775)    (3,134,194)      (294,782)       (40,309)
Annuity units ..........................            --             --             --             --             --             --
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  end of year ..........................     2,756,370      3,296,077      8,202,696      9,219,963      1,651,624      1,192,148
                                           ===========    ===========    ===========    ===========    ===========    ===========

                                           WORLDWIDE GROWTH PORTFOLIO       TOTAL RETURN PORTFOLIO        PUTNAM VT INTERNATIONAL
                                                -- SERVICE SHARES          -- ADMINISTRATIVE CLASS     GROWTH FUND - CLASS IB SHARES
                                          ----------------------------   ----------------------------  -----------------------------
                                               2002           2001          2002           2001             2002          2001
                                          ------------    ------------   ------------    ------------  ------------    ------------
Accumulation and annuity units
  beginning of year ....................    25,537,825      13,421,744      5,440,200              --     1,023,810              --
Accumulation units purchased and
  transferred from other funding options    73,616,399      86,588,405     26,993,472       5,664,020   195,795,174     123,314,613
Accumulation units redeemed and
  transferred to other funding options .   (73,347,048)    (74,472,324)    (8,665,423)       (223,820) (194,172,577)   (122,290,803)
Annuity units ..........................            --              --             --              --            --              --
                                          ------------    ------------   ------------    ------------  ------------    ------------
Accumulation and annuity units
  end of year ..........................    25,807,176      25,537,825     23,768,249       5,440,200     2,646,407       1,023,810
                                          ============    ============   ============    ============  ============    ============

                                      -78-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

7.   SCHEDULE OF ACCUMULATION AND ANNUITY UNITS FOR FUND ABD II FOR THE YEARS
     ENDED DECEMBER 31, 2002 AND 2001 (CONTINUED)

                                              PUTNAM VT SMALL CAP
                                                    VALUE FUND           PUTNAM VT VOYAGER II FUND
                                               -- CLASS IB SHARES           -- CLASS IB SHARES          CAPITAL FUND - CLASS I
                                           --------------------------    --------------------------    --------------------------
                                               2002           2001           2002           2001           2002          2001
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  beginning of year ....................       844,392             --        161,667             --     14,344,357      5,750,512
Accumulation units purchased and
  transferred from other funding options     2,250,017      1,154,302        385,596        161,670     11,084,516     10,825,514
Accumulation units redeemed and
  transferred to other funding options .      (759,352)      (309,910)       (65,518)            (3)    (4,934,717)    (2,231,669)
Annuity units ..........................            --             --             --             --             --             --
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  end of year ..........................     2,335,057        844,392        481,745        161,667     20,494,156     14,344,357
                                           ===========    ===========    ===========    ===========    ===========    ===========

                                             HIGH YIELD BOND FUND                                        LARGE CAP GROWTH FUND
                                                  -- CLASS I              INVESTORS FUND - CLASS I               -- CLASS I
                                           --------------------------    --------------------------    --------------------------
                                               2002           2001           2002           2001           2002          2001
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  beginning of year ....................     4,578,532      3,132,176     20,984,315     12,889,045             --            --
Accumulation units purchased and
  transferred from other funding options     2,334,426      2,274,874      8,201,684     11,256,777         37,706            --
Accumulation units redeemed and
  transferred to other funding options .      (835,082)      (828,518)    (6,156,852)    (3,161,507)            --            --
Annuity units ..........................            --             --             --             --             --            --
                                           -----------    -----------    -----------    -----------    -----------   -----------
Accumulation and annuity units
  end of year ..........................     6,077,876      4,578,532     23,029,147     20,984,315         37,706            --
                                           ===========    ===========    ===========    ===========    ===========   ===========

                                               SMALL CAP GROWTH               STRATEGIC BOND                   CONVERTIBLE
                                                FUND -- CLASS I               FUND -- CLASS I             SECURITIES PORTFOLIO
                                           --------------------------    --------------------------    --------------------------
                                               2002           2001           2002           2001           2002          2001
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  beginning of year ....................     5,838,709      2,056,506      8,884,376      4,817,403     13,265,808      7,553,759
Accumulation units purchased and
  transferred from other funding options    45,980,126     18,636,438      7,746,093      5,361,875      6,174,127      8,134,875
Accumulation units redeemed and
  transferred to other funding options .   (43,147,878)   (14,854,235)    (1,497,676)    (1,294,902)    (6,898,400)    (2,422,826)
Annuity units ..........................            --             --             --             --             --             --
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  end of year ..........................     8,670,957      5,838,709     15,132,793      8,884,376     12,541,535     13,265,808
                                           ===========    ===========    ===========    ===========    ===========    ===========

                                               DISCIPLINED MID CAP         DISCIPLINED SMALL CAP
                                                  STOCK PORTFOLIO             STOCK PORTFOLIO           EQUITY INCOME PORTFOLIO
                                           --------------------------    --------------------------    --------------------------
                                               2002           2001           2002           2001           2002          2001
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  beginning of year ....................     8,550,318      8,454,274             --     1,991,224     38,780,300     37,849,058
Accumulation units purchased and
  transferred from other funding options     3,785,499      2,405,065             --       813,929      8,437,790      9,787,002
Accumulation units redeemed and
  transferred to other funding options .    (3,355,993)    (2,309,021)            --    (2,805,153)    (9,877,923)    (8,854,013)
Annuity units ..........................            --             --             --            --           (219)        (1,747)
                                           -----------    -----------    -----------   -----------    -----------    -----------
Accumulation and annuity units
  end of year ..........................     8,979,824      8,550,318             --            --     37,339,948     38,780,300
                                           ===========    ===========    ===========   ===========    ===========    ===========

                                      -79-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

7.   SCHEDULE OF ACCUMULATION AND ANNUITY UNITS FOR FUND ABD II FOR THE YEARS
     ENDED DECEMBER 31, 2002 AND 2001 (CONTINUED)

                                                  FEDERATED
                                              HIGH YIELD PORTFOLIO        FEDERATED STOCK PORTFOLIO       LARGE CAP PORTFOLIO
                                           --------------------------    --------------------------    --------------------------
                                               2002           2001           2002           2001           2002          2001
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  beginning of year ....................    18,789,580     19,736,049     12,271,222     13,157,332     32,639,254     34,231,283
Accumulation units purchased and
  transferred from other funding options     4,987,086      2,568,812      1,329,263      2,312,427      4,038,369      5,732,038
Accumulation units redeemed and
  transferred to other funding options .    (6,091,305)    (3,511,064)    (2,757,470)    (3,196,060)    (7,423,961)    (7,321,074)
Annuity units ..........................        (4,518)        (4,217)        (8,081)        (2,477)        (9,245)        (2,993)
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  end of year ..........................    17,680,843     18,789,580     10,834,934     12,271,222     29,244,417     32,639,254
                                           ===========    ===========    ===========    ===========    ===========    ===========

                                              LAZARD INTERNATIONAL              MFS EMERGING                   MFS MID CAP
                                                STOCK PORTFOLIO               GROWTH PORTFOLIO              GROWTH PORTFOLIO
                                           ---------------------------    --------------------------    --------------------------
                                               2002            2001           2002           2001           2002          2001
                                           -----------     -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  beginning of year ....................     31,176,455     30,394,514     25,914,563     29,190,353     16,927,386     14,558,647
Accumulation units purchased and
  transferred from other funding options    424,432,087    465,399,482      1,798,371      4,984,138      3,376,594      7,383,859
Accumulation units redeemed and
  transferred to other funding options .   (428,872,127)  (464,613,690)    (6,687,812)    (8,259,928)    (5,145,644)    (5,015,120)
Annuity units ..........................         (4,126)        (3,851)            --             --             --             --
                                           ------------   ------------   ------------   ------------   ------------   ------------
Accumulation and annuity units
  end of year ..........................     26,732,289     31,176,455     21,025,122     25,914,563     15,158,336     16,927,386
                                           ============   ============   ============   ============   ============   ============

                                             MFS RESEARCH PORTFOLIO         MFS VALUE PORTFOLIO         STRATEGIC STOCK PORTFOLIO
                                           --------------------------    --------------------------    --------------------------
                                               2002           2001           2002           2001           2002          2001
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  beginning of year ....................     2,121,150      1,772,277            500             --             --        344,269
Accumulation units purchased and
  transferred from other funding options       202,348        679,406        103,038         68,344             --      2,193,916
Accumulation units redeemed and
  transferred to other funding options .      (774,523)      (330,533)      (103,538)       (67,844)            --     (2,538,185)
Annuity units ..........................            --             --             --             --             --             --
                                            ----------     ----------     ----------     ----------     ----------     ----------
Accumulation and annuity units
  end of year ..........................     1,548,975      2,121,150             --            500             --             --
                                            ==========     ==========     ==========     ==========     ==========     ==========

                                              TRAVELERS QUALITY             ACTIVE INTERNATIONAL             EMERGING MARKETS
                                                 BOND PORTFOLIO             ALLOCATION PORTFOLIO             EQUITY PORTFOLIO
                                           --------------------------    --------------------------    --------------------------
                                               2002           2001           2002           2001           2002          2001
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  beginning of year ....................    35,290,473     26,960,877      3,264,378        599,654      3,554,280      2,933,453
Accumulation units purchased and
  transferred from other funding options    14,101,835     15,936,881      2,761,782      4,390,022        702,088      1,155,429
Accumulation units redeemed and
  transferred to other funding options .   (16,056,906)    (7,607,285)    (1,069,839)    (1,725,298)      (852,717)      (534,602)
Annuity units ..........................            --             --             --             --             --             --
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  end of year ..........................    33,335,402     35,290,473      4,956,321      3,264,378      3,403,651      3,554,280
                                           ===========    ===========    ===========    ===========    ===========    ===========

                                      -80-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

7.   SCHEDULE OF ACCUMULATION AND ANNUITY UNITS FOR FUND ABD II FOR THE YEARS
     ENDED DECEMBER 31, 2002 AND 2001 (CONTINUED)

                                                                               GLOBAL VALUE
                                             EQUITY GROWTH PORTFOLIO         EQUITY PORTFOLIO           MID CAP GROWTH PORTFOLIO
                                           --------------------------    --------------------------    --------------------------
                                               2002           2001           2002           2001           2002          2001
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  beginning of year ....................     7,880,171      2,540,872      9,815,872      7,845,996      9,605,300      3,663,376
Accumulation units purchased and
  transferred from other funding options     3,605,453      6,508,754      2,720,034      3,256,992      4,214,871      7,491,375
Accumulation units redeemed and
  transferred to other funding options .    (2,164,879)    (1,169,455)    (1,669,254)    (1,287,116)    (2,792,627)    (1,549,451)
Annuity units ..........................            --             --             --             --             --             --
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  end of year ..........................     9,320,745      7,880,171     10,866,652      9,815,872     11,027,544      9,605,300
                                           ===========    ===========    ===========    ===========    ===========    ===========

                                            MID CAP VALUE PORTFOLIO         TECHNOLOGY PORTFOLIO       U.S. REAL ESTATE PORTFOLIO
                                           --------------------------    --------------------------    --------------------------
                                               2002           2001           2002           2001           2002          2001
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  beginning of year ....................    14,687,613      9,721,231     15,284,851      8,223,281      4,024,964      2,626,035
Accumulation units purchased and
  transferred from other funding options     6,490,523      7,052,408      3,177,268      9,660,206      3,288,894      2,167,703
Accumulation units redeemed and
  transferred to other funding options .    (3,023,489)    (2,086,026)    (4,597,918)    (2,598,636)    (1,277,677)      (768,774)
Annuity units ..........................            --             --             --             --             --             --
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  end of year ..........................    18,154,647     14,687,613     13,864,201     15,284,851      6,036,181      4,024,964
                                           ===========    ===========    ===========    ===========    ===========    ===========

                                                                                AIM CAPITAL
                                                 VALUE PORTFOLIO            APPRECIATION PORTFOLIO     ALLIANCE GROWTH PORTFOLIO
                                           --------------------------    --------------------------    --------------------------
                                               2002           2001           2002           2001           2002          2001
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  beginning of year ....................    14,103,772      9,127,019      2,101,669        755,807     50,082,287     55,775,319
Accumulation units purchased and
  transferred from other funding options     4,780,464      7,117,559      1,555,592      1,514,604      3,477,867      7,910,169
Accumulation units redeemed and
  transferred to other funding options .    (2,451,222)    (2,140,806)      (612,618)      (168,742)   (13,541,199)   (13,602,563)
Annuity units ..........................            --             --             --             --         (6,829)          (638)
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  end of year ..........................    16,433,014     14,103,772      3,044,643      2,101,669     40,012,126     50,082,287
                                           ===========    ===========    ===========    ===========    ===========    ===========

                                                                             PUTNAM DIVERSIFIED         SMITH BARNEY AGGRESSIVE
                                           MFS TOTAL RETURN PORTFOLIO          INCOME PORTFOLIO             GROWTH PORTFOLIO
                                           --------------------------    --------------------------    --------------------------
                                               2002           2001           2002           2001           2002          2001
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  beginning of year ....................    59,308,995     53,326,538      5,471,566      5,247,966      6,847,560             --
Accumulation units purchased and
  transferred from other funding options    12,357,715     13,955,117        283,596      1,122,239     12,588,680      6,997,145
Accumulation units redeemed and
  transferred to other funding options .   (13,967,967)    (7,964,544)    (1,185,572)      (898,639)    (4,326,526)      (149,585)
Annuity units ..........................        (6,378)        (8,116)            --             --             --             --
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  end of year ..........................    57,692,365     59,308,995      4,569,590      5,471,566     15,109,714      6,847,560
                                           ===========    ===========    ===========    ===========    ===========    ===========

                                      -81-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

7.   SCHEDULE OF ACCUMULATION AND ANNUITY UNITS FOR FUND ABD II FOR THE YEARS
     ENDED DECEMBER 31, 2002 AND 2001 (CONTINUED)

                                                  SMITH BARNEY
                                             LARGE CAPITALIZATION            COMSTOCK PORTFOLIO           COMSTOCK PORTFOLIO
                                                 GROWTH PORTFOLIO             -- CLASS I SHARES           -- CLASS II SHARES
                                           --------------------------    --------------------------    --------------------------
                                               2002           2001           2002           2001           2002          2001
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  beginning of year ....................       939,771             --      3,175,023      2,259,815     15,513,087          5,863
Accumulation units purchased and
  transferred from other funding options     3,502,425        963,506        748,648      1,846,319     25,058,636     16,453,319
Accumulation units redeemed and
  transferred to other funding options .    (1,516,416)       (23,735)      (778,595)      (931,111)    (6,278,618)      (946,095)
Annuity units ..........................            --             --             --             --             --             --
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  end of year ..........................     2,925,780        939,771      3,145,076      3,175,023     34,293,105     15,513,087
                                           ===========    ===========    ===========    ===========    ===========    ===========

                                                                         DOMESTIC INCOME PORTFOLIO      EMERGING GROWTH PORTFOLIO
                                            DOMESTIC INCOME PORTFOLIO          CLASS II SHARES              -- CLASS I SHARES
                                           --------------------------    --------------------------    --------------------------
                                               2002           2001           2002           2001           2002          2001
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  beginning of year ....................     3,566,483      3,099,728      3,741,022             --      9,617,726     10,070,878
Accumulation units purchased and
  transferred from other funding options        36,818        682,410      2,308,110      3,860,871        286,550      1,866,518
Accumulation units redeemed and
  transferred to other funding options .    (3,603,301)      (215,655)    (6,049,132)      (119,849)    (1,735,745)    (2,319,670)
Annuity units ..........................            --             --             --             --             --             --
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  end of year ..........................            --      3,566,483             --      3,741,022      8,168,531      9,617,726
                                           ===========    ===========    ===========    ===========    ===========    ===========

                                            EMERGING GROWTH PORTFOLIO       ENTERPRISE PORTFOLIO         ENTERPRISE PORTFOLIO --
                                                -- CLASS II SHARES            -- CLASS I SHARES              CLASS II SHARES
                                           --------------------------    --------------------------    --------------------------
                                               2002           2001           2002           2001           2002          2001
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  beginning of year ....................     8,034,805         35,033     13,325,467     14,493,535      3,977,161          1,594
Accumulation units purchased and
  transferred from other funding options     5,835,530      8,578,245        262,404      2,602,011      2,407,843      4,439,524
Accumulation units redeemed and
  transferred to other funding options .    (2,021,277)      (578,473)    (2,612,994)    (3,770,079)    (1,546,134)      (463,957)
Annuity units ..........................            --             --             --             --             --             --
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  end of year ..........................    11,849,058      8,034,805     10,974,877     13,325,467      4,838,870      3,977,161
                                           ===========    ===========    ===========    ===========    ===========    ===========

                                               GOVERNMENT PORTFOLIO          GOVERNMENT PORTFOLIO      GROWTH AND INCOME PORTFOLIO
                                                 -- CLASS I SHARES            -- CLASS II SHARES            -- CLASS I SHARES
                                           --------------------------    --------------------------    --------------------------
                                               2002           2001           2002           2001           2002          2001
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  beginning of year ....................     3,329,608      2,405,940      7,659,436             --     12,134,238     10,991,961
Accumulation units purchased and
  transferred from other funding options     5,769,232      2,041,557     24,871,905      8,161,197        529,540      2,294,673
Accumulation units redeemed and
  transferred to other funding options .    (1,021,259)    (1,117,889)    (4,675,912)      (501,761)    (1,629,997)    (1,152,396)
Annuity units ..........................            --             --             --             --             --             --
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  end of year ..........................     8,077,581      3,329,608     27,855,429      7,659,436     11,033,781     12,134,238
                                           ===========    ===========    ===========    ===========    ===========    ===========

                                      -82-

                   NOTES TO FINANCIAL STATEMENTS - CONTINUED

7.   SCHEDULE OF ACCUMULATION AND ANNUITY UNITS FOR FUND ABD II FOR THE YEARS
     ENDED DECEMBER 31, 2002 AND 2001 (CONTINUED)

                                           GROWTH AND INCOME PORTFOLIO      MONEY MARKET PORTFOLIO       MONEY MARKET PORTFOLIO
                                                 -- CLASS II SHARES          -- CLASS I SHARES             -- CLASS II SHARES
                                           --------------------------    --------------------------    --------------------------
                                               2002           2001           2002           2001           2002          2001
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  beginning of year ....................    10,777,974         38,789      9,461,724      5,786,461     10,353,505             --
Accumulation units purchased and
  transferred from other funding options    11,839,070     11,238,948      3,946,351      9,333,512     18,488,172     12,765,344
Accumulation units redeemed and
  transferred to other funding options .    (2,517,118)      (499,763)    (6,262,553)    (5,658,249)   (10,033,986)    (2,411,839)
Annuity units ..........................            --             --             --             --             --             --
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  end of year ..........................    20,099,926     10,777,974      7,145,522      9,461,724     18,807,691     10,353,505
                                           ===========    ===========    ===========    ===========    ===========    ===========

                                                                              DYNAMIC CAPITAL
                                             CONTRAFUND(R) PORTFOLIO      APPRECIATION PORTFOLIO            MID CAP PORTFOLIO
                                                -- SERVICE CLASS 2           -- SERVIC CLASS 2             -- SERVICE CLASS 2
                                           --------------------------    --------------------------    --------------------------
                                               2002           2001           2002           2001           2002          2001
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  beginning of year ....................     9,201,280      3,718,600        101,442             --     1,829,900             --
Accumulation units purchased and
  transferred from other funding options     8,556,576      6,613,688        956,652        101,442     6,080,204      1,944,199
Accumulation units redeemed and
  transferred to other funding options .    (3,280,308)    (1,131,008)       (28,461)            --    (1,272,912)      (114,299)
Annuity units ..........................            --             --             --             --            --             --
                                           -----------    -----------    -----------    -----------   -----------    -----------
Accumulation and annuity units
  end of year ..........................    14,477,548      9,201,280      1,029,633        101,442     6,637,192      1,829,900
                                           ===========    ===========    ===========    ===========   ===========    ===========

                                                      COMBINED
                                           --------------------------------
                                                 2002              2001
                                           --------------    --------------
Accumulation and annuity units
  beginning of year ....................      948,557,412       713,663,317
Accumulation units purchased and
  transferred from other funding options    1,814,396,999     1,803,103,337
Accumulation units redeemed and
  transferred to other funding options .   (1,731,414,268)   (1,568,176,512)
Annuity units ..........................          (51,402)          (32,730)
                                           --------------    --------------
Accumulation and annuity units
  end of year ..........................    1,031,488,741       948,557,412
                                           ==============    ==============

                                      -83-

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors of the Travelers Life
    and Annuity Company and Owners of Variable
    Annuity Contracts of The Travelers Fund
    ABD II for Variable Annuities:

We have audited the  accompanying  statements of assets and  liabilities  of The
Travelers  Fund ABD II for Variable  Annuities as of December 31, 2002,  and the
related  statements  of  operations  for the year then ended,  the  statement of changes in net assets for each of the two years then  ended,  and the  financial highlights for each of the two years then ended. These financial  statements and financial  highlights are the  responsibility of the Account's  management.  Our responsibility  is to  express  an opinion  on these  financial  statements  and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the  United  States of  America.  Those  standards  require  that we plan and perform the audit to obtain  reasonable  assurance  about  whether the financial statements and financial highlights are free of material misstatement.  An audit includes  examining,  on a test  basis,  evidence  supporting  the  amounts  and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence  with the underlying funds.  An audit also includes  assessing  the  accounting  principles  used and significant  estimates  made by  management,  as well as evaluating  the overall
financial  statement  presentation.   We  believe  that  our  audits  provide  a
reasonable basis for our opinion.

In our opinion,  the financial  statements and financial  highlights referred to above present fairly, in all material  respects,  the financial  position of The
Travelers  Fund ABD II for  Variable  Annuities  as of December  31,  2002,  the
results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for  each  of the two  years  in the  period  then  ended,  in  conformity  with accounting principles generally accepted in the United States of America.

                          /s/ KPMG LLP

Hartford, Connecticut
March 28, 2003

                                      -84-

                              INDEPENDENT AUDITORS
                                    KPMG LLP
                              Hartford, Connecticut

This report is prepared for the general  information  of contract  owners and is not an offer of units of The  Travelers  Fund ABD II for  Variable  Annuities or
shares of Fund ABD II's  underlying  funds.  It should not be used in connection with any offer except in conjunction  with the Prospectus for The Travelers Fund
ABD II for  Variable  Annuities  product(s)  offered by The  Travelers  Life and
Annuity Company and the Prospectuses of the underlying funds, which collectively contain all pertinent information, including the applicable sales commissions.

FNDABDII (Annual) (12-02) Printed in U.S.A.

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholder
The Travelers Life and Annuity Company:

We have audited the accompanying balance sheets of The Travelers Life and
Annuity Company as of December 31, 2002 and 2001, and the related statements of income, changes in shareholder's equity and cash flows for each of the years in the three-year period ended December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Travelers Life and Annuity
Company as of December 31, 2002 and 2001, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31,
2002, in conformity with accounting principles generally accepted in the United
States of America.

As discussed in Note 1 to the financial statements, the Company changed its method of accounting for goodwill and other intangible assets in 2002, and its methods of accounting for derivative instruments and hedging activities and for securitized financial assets in 2001.

/s/ KPMG LLP

Hartford, Connecticut
January 21, 2003

                                       F-1

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                              STATEMENTS OF INCOME
                                ($ IN THOUSANDS)

FOR THE YEAR ENDED DECEMBER 31,                                     2002         2001         2000
                                                                 ---------    ---------    ---------
REVENUES
Premiums                                                         $  42,893    $  39,222    $  33,941
Net investment income                                              311,946      251,054      214,174
Realized investment gains (losses)                                 (30,584)      26,144       (7,396)
Fee income                                                         189,686      173,113      127,378
Other revenues                                                      19,530       14,317        9,625
----------------------------------------------------------------------------------------------------
     Total Revenues                                                533,471      503,850      377,722
----------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES
Current and future insurance benefits                               94,513       88,842       78,403
Interest credited to contractholders                               180,610      125,880       77,579
Amortization of deferred acquisition costs                          66,972       89,475       68,254
Operating expenses                                                  32,352       23,404       14,095
----------------------------------------------------------------------------------------------------
     Total Benefits and Expenses                                   374,447      327,601      238,331
----------------------------------------------------------------------------------------------------

Income before federal income taxes and cumulative effect of
   change in accounting principle                                  159,024      176,249      139,391

Federal income taxes
     Current                                                       (31,143)     (19,007)      11,738
     Deferred                                                       86,797       80,096       36,748
----------------------------------------------------------------------------------------------------
     Total Federal Income Taxes                                     55,654       61,089       48,486
----------------------------------------------------------------------------------------------------

Income before cumulative effect of change in accounting
     principle                                                     103,370      115,160       90,905

Cumulative effect of change in accounting for derivative
     instruments and hedging activities, net of tax                     --          (62)          --
----------------------------------------------------------------------------------------------------

Net Income                                                       $ 103,370    $ 115,098    $  90,905
====================================================================================================

                       See Notes to Financial Statements.

                                       F-2

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                                 BALANCE SHEETS
                                ($ IN THOUSANDS)

AT DECEMBER 31,                                                       2002           2001
---------------------------------------------------------------------------------------------

ASSETS
Fixedmaturities, available for sale at fair value
     (including $144,284 and $102,347 subject to securities
     lending agreements) (cost $4,385,801 and $3,308,142)         $ 4,520,299   $ 3,352,227
Equity securities, at fair value (cost $14,939 and $16,251)            14,495        15,738
Mortgage loans                                                        134,078       125,629
Short-term securities                                                 475,365       206,759
Other invested assets                                                 384,616       238,429
---------------------------------------------------------------------------------------------
      Total Investments                                             5,528,853     3,938,782
---------------------------------------------------------------------------------------------
Separate accounts                                                   6,862,009     7,681,791
Deferred acquisition costs                                          1,064,118       814,369
Premiums and fees receivable                                           59,636        56,207
Other assets                                                          179,558       165,118
---------------------------------------------------------------------------------------------
     Total Assets                                                 $13,694,174   $12,656,267
---------------------------------------------------------------------------------------------

LIABILITIES
Future policy benefits and claims                                  $1,145,692    $1,040,856
Contractholder funds                                                3,886,083     2,624,570
Separate accounts                                                   6,862,009     7,681,791
Other liabilities                                                     441,249       261,395
Deferred federal income taxes                                         199,350        70,091
---------------------------------------------------------------------------------------------
     Total Liabilities                                             12,534,383    11,678,703
---------------------------------------------------------------------------------------------

SHAREHOLDER'S EQUITY
Common stock, par value $100; 100,000 shares authorized,
   30,000 issued and outstanding                                        3,000         3,000
Additional paid-in capital                                            417,316       417,316
Retained earnings                                                     644,534       541,164
Accumulated other changes in equity from nonowner sources              94,941        16,084
---------------------------------------------------------------------------------------------
     Total Shareholder's Equity                                     1,159,791       977,564
---------------------------------------------------------------------------------------------

     Total Liabilities and Shareholder's Equity                   $13,694,174   $12,656,267
=============================================================================================

                       See Notes to Financial Statements.

                                       F-3

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                  STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY
                                ($ IN THOUSANDS)

                                                                          FOR THE YEAR ENDED
                                                                             DECEMBER 31,
------------------------------------------------------------------------------------------------------
COMMON STOCK                                                        2002         2001          2000
------------------------------------------------------------------------------------------------------
Balance, beginning of year                                       $    3,000   $    3,000    $    3,000
Changes in common stock                                                  --           --            --
------------------------------------------------------------------------------------------------------
Balance, end of year                                             $    3,000   $    3,000    $    3,000
======================================================================================================

------------------------------------------------------------------------------------------------------
ADDITIONAL PAID-IN CAPITAL
------------------------------------------------------------------------------------------------------
Balance, beginning of year                                       $  417,316   $  417,316    $  167,316
Contribution from Parent Company                                         --           --       250,000
------------------------------------------------------------------------------------------------------
Balance, end of year                                             $  417,316   $  417,316    $  417,316
======================================================================================================

------------------------------------------------------------------------------------------------------
RETAINED EARNINGS
------------------------------------------------------------------------------------------------------

Balance, beginning of year                                       $  541,164   $  426,066    $  335,161
Net income                                                          103,370      115,098        90,905
------------------------------------------------------------------------------------------------------
Balance, end of year                                             $  644,534   $  541,164    $  426,066
======================================================================================================

------------------------------------------------------------------------------------------------------
ACCUMULATED OTHER CHANGES
IN EQUITY FROM NONOWNER SOURCES
------------------------------------------------------------------------------------------------------

Balance, beginning of year                                       $   16,084   $   13,622    $  (39,312)
Cumulative effect of change in accounting principle for
   derivative instruments and hedging activities, net of tax             --           62            --
Unrealized gains (losses), net of tax                                73,750         (924)       52,934
Derivative instrument hedging activity gains,
    net of tax                                                        5,107        3,324            --
------------------------------------------------------------------------------------------------------
Balance, end of year                                             $   94,941   $   16,084    $   13,622
======================================================================================================

------------------------------------------------------------------------------------------------------
SUMMARY OF CHANGES IN EQUITY
FROM NONOWNER SOURCES
------------------------------------------------------------------------------------------------------

Net income                                                       $  103,370   $  115,098    $   90,905
Other changes in equity from nonowner sources                        78,857        2,462        52,934
------------------------------------------------------------------------------------------------------
Total changes in equity from nonowner sources                    $  182,227   $  117,560    $  143,839
======================================================================================================

------------------------------------------------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY
------------------------------------------------------------------------------------------------------
Changes in total shareholder's equity                            $  182,227   $  117,560    $  393,839
Balance, beginning of year                                          977,564      860,004       466,165
------------------------------------------------------------------------------------------------------
Balance, end of year                                             $1,159,791   $  977,564    $  860,004
======================================================================================================

                       See Notes to Financial Statements.

                                       F-4

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                            STATEMENTS OF CASH FLOWS
                           INCREASE (DECREASE) IN CASH
                                ($ IN THOUSANDS)

FOR THE YEARS ENDED DECEMBER 31,                                 2002             2001            2000
------------------------------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES
     Premiums collected                                      $    43,490    $    37,915    $    33,609
     Net investment income received                              276,813        211,179        186,362
     Fee and other income received                               238,970        211,885        136,194
     Benefits and claims paid                                   (103,513)      (103,224)       (96,890)
     Interest credited to contractholders                       (180,610)      (125,880)       (77,579)
     Operating expenses paid                                    (343,932)      (354,506)      (325,180)
     Income taxes (paid) received                                 88,888         45,257        (38,548)
      Other                                                      (21,047)       (31,175)        40,628
------------------------------------------------------------------------------------------------------
         Net cash used in operating activities                      (941)      (108,549)      (141,404)
------------------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES
     Proceeds from maturities of investments
         Fixed maturities                                        255,009         97,712        220,841
         Mortgage loans                                           36,193         20,941         28,477
     Proceeds from sales of investments
         Fixed maturities                                      1,689,931        938,987        843,856
         Equity securities                                        35,556          6,363         30,772
         Mortgage loans                                               --             --         15,260
         Real estate held for sale                                    --            (36)         2,115

     Purchases of investments
         Fixed maturities                                     (3,018,069)    (2,022,618)    (1,564,237)
         Equity securities                                       (35,735)        (2,274)       (20,361)
         Mortgage loans                                          (44,632)       (14,494)       (17,016)
     Policy loans, net                                           (11,201)        (3,395)        (2,675)
     Short-term securities (purchases) sales, net               (268,606)        40,618       (166,259)
     Other investment (purchases) sales, net                     (20,915)        (6,334)           327
     Securities transactions in course of settlement, net        117,806         64,698         21,372
------------------------------------------------------------------------------------------------------
         Net cash used in investing activities                (1,264,663)      (879,832)      (607,528)
------------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES
     Contractholder fund deposits                              1,486,056      1,178,421        629,138
     Contractholder fund withdrawals                            (224,542)      (185,464)      (115,289)
     Contribution from parent company                                 --             --        250,000
------------------------------------------------------------------------------------------------------
         Net cash provided by financing activities             1,261,514        992,957        763,849
------------------------------------------------------------------------------------------------------
Net increase (decrease) in cash                                   (4,090)         4,576         14,917
Cash at beginning of year                                         19,514         14,938             21
------------------------------------------------------------------------------------------------------
Cash at December 31,                                         $    15,424    $    19,514    $    14,938
======================================================================================================

                       See Notes to Financial Statements.

                                      F-5

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                          NOTES TO FINANCIAL STATEMENTS

1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies used in the preparation of the accompanying financial statements follow.

BASIS OF PRESENTATION

The Travelers Life and Annuity Company (the Company) is a wholly owned subsidiary of The Travelers Insurance Company (TIC), an indirect wholly owned subsidiary of Citigroup Inc. (Citigroup). On March 27, 2002, Travelers Property
Casualty Corp. (TPC), TIC's parent at December 31, 2001, completed its initial public offering (IPO). On August 20, 2002, Citigroup made a tax-free distribution to its stockholders of the majority of its remaining interest in
TPC. Prior to the IPO, the common stock of TIC was distributed by TPC to
Citigroup Insurance Holding Corporation (CIHC) so that TIC and the Company would remain indirect wholly owned subsidiaries of Citigroup.

The financial statements and accompanying footnotes of the Company are prepared in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of financial statements in conformity with
GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and benefits and expenses during the reporting period. Actual results could differ from those estimates.

The Company offers a variety of variable annuity products where the investment risk is borne by the contractholder, not the Company, and the benefits are not guaranteed. The premiums and deposits related to these products are reported in separate accounts. The Company considers it necessary to differentiate, for financial statement purposes, the results of the risks it has assumed from those it has not.

Certain prior year amounts have been reclassified to conform to the 2002 presentation.

ACCOUNTING CHANGES

BUSINESS COMBINATIONS, GOODWILL AND OTHER INTANGIBLE ASSETS

Effective January 1, 2002, the Company adopted the Financial Accounting
Standards Board (FASB) Statements of Financial Accounting Standards No. 141,
"Business Combinations" (FAS 141) and No. 142, "Goodwill and Other Intangible
Assets" (FAS 142). These standards change the accounting for business combinations by, among other things, prohibiting the prospective use of pooling-of-interests accounting and requiring companies to stop amortizing goodwill and certain intangible assets with an indefinite useful life created by business combinations accounted for using the purchase method of accounting.
Instead, goodwill and intangible assets deemed to have an indefinite useful life will be subject to an annual review for impairment. All goodwill was fully amortized at December 31, 2001 and the Company did not have any other intangible assets with an indefinite useful life. Other intangible assets that are not deemed to have an indefinite useful life will continue to be amortized over their useful lives. See Note 4.

                                       F-6

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

IMPAIRMENT OR DISPOSAL OF LONG-LIVED ASSETS

Effective January 1, 2002, the Company adopted FASB Statement of Financial
Accounting Standards No. 144, "Accounting for the Impairment or Disposal of
Long-Lived Assets" (FAS 144). FAS 144 establishes a single accounting model for long-lived assets to be disposed of by sale. A long-lived asset classified as held for sale is to be measured at the lower of its carrying amount or fair value less cost to sell. Depreciation (amortization) is to cease. Impairment is recognized only if the carrying amount of a long-lived asset is not recoverable from its undiscounted cash flows and is measured as the difference between the carrying amount and fair value of the asset. Long-lived assets to be abandoned, exchanged for a similar productive asset, or distributed to owners in a spin-off are considered held and used until disposed of. Accordingly, discontinued
operations are no longer to be measured on a net realizable value basis, and future operating losses are no longer recognized before they occur. The provisions of the new standard are to be applied prospectively. There has been no impact as of December 31, 2002 on the Company's results of operations, financial condition or liquidity due to this standard. The Company does not expect the impact of this standard to be significant in future reporting periods.

ACCOUNTING STANDARDS NOT YET ADOPTED

COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES

On January 1, 2003, the Company adopted Statement of Financial Accounting
Standards No. 146, "Accounting for Costs Associated with Exit or Disposal
Activities" (FAS 146). FAS 146 requires that a liability for costs associated with exit or disposal activities, other than in a business combination, be recognized when the liability is incurred. Previous generally accepted accounting principles provided for the recognition of such costs at the date of management's commitment to an exit plan. In addition, FAS 146 requires that the liability be measured at fair value and be adjusted for changes in estimated cash flows. The provisions of the new standard are effective for exit or disposal activities initiated after December 31, 2002. It is not expected that
FAS 146 will materially affect the Company's financial statements.

STOCK-BASED COMPENSATION

On January 1, 2003, the Company adopted the fair value recognition provisions of
Statement of Financial Accounting Standards No. 123 (FAS 123), prospectively for all awards granted, modified, or settled after December 31, 2002. The prospective method is one of the adoption methods provided for under FAS No.
148, "Accounting for Stock-Based Compensation-Transition and Disclosure", issued in December 2002. FAS 123 requires that compensation cost for all stock awards be calculated and recognized over the service period (generally equal to the vesting period). This compensation cost is determined using option pricing models, intended to estimate the fair value of the awards at the grant date.
Similar to APB 25, the alternative method of accounting, an offsetting increase to stockholders' equity under FAS 123 is recorded equal to the amount of compensation expense charged. The adoption of this change in accounting principle will not have a significant impact on the Company's results of operations, financial condition or liquidity.

                                       F-7

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

CONSOLIDATION OF VARIABLE INTEREST ENTITIES

In January 2003, the FASB released FASB Interpretation No. 46, "Consolidation of
Variable Interest Entities" (FIN 46). This Interpretation changes the method of determining whether certain entities should be included in the Company's
Consolidated Financial Statements. An entity is subject to FIN 46 and is called a variable interest entity (VIE) if it has (1) equity that is insufficient to permit the entity to finance its activities without additional subordinated financial support from other parties, or (2) equity investors that cannot make significant decisions about the entity's operations, or that do not absorb the expected losses or receive the expected returns of the entity. All other entities are evaluated for consolidation under FAS No. 94, "Consolidation of All
Majority-Owned Subsidiaries." A VIE is consolidated by its primary beneficiary, which is the party involved with the VIE that has a majority of the expected losses or a majority of the expected residual returns or both.

The provisions of FIN 46 are to be applied immediately to VIEs created after
January 31, 2003, and to VIEs in which an enterprise obtains an interest after that date. For VIEs in which an enterprise holds a variable interest that it acquired before February 1, 2003, FIN 46 applies in the first fiscal period beginning after June 15, 2003. For any VIEs that must be consolidated under FIN
46 that were created before February 1, 2003, the assets, liabilities and noncontrolling interest of the VIE would be initially measured at their carrying amounts with any difference between the net amount added to the balance sheet and any previously recognized interest being recognized as the cumulative effect of an accounting change. If determining the carrying amounts is not practicable, fair value at the date FIN 46 first applies may be used to measure the assets, liabilities and noncontrolling interest of the VIE. FIN 46 also mandates new disclosures about VIEs, some of which are required to be presented in financial statements issued after January 31, 2003.

The Company has investments in entities that may be considered to be variable interests. The carrying value of these investments is approximately $121.9 million and primarily consists of interests in security and real estate investment funds and below investment grade asset-backed and mortgage-backed securities. The Company is evaluating the impact of applying FIN 46 to existing
VIEs in which it has variable interests and has not yet completed this analysis.
However, at this time, it is anticipated that the effect on the Company's
Balance Sheets would be insignificant. As the Company continues to evaluate the impact of applying FIN 46, additional entities may be identified that would need to be consolidated.

                                       F-8

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

ACCOUNTING POLICIES

INVESTMENTS

Fixed maturities include bonds, notes and redeemable preferred stocks. Fixed maturities, including instruments subject to securities lending agreements (see
Note 2), are classified as "available for sale" and are reported at fair value, with unrealized investment gains and losses, net of income taxes, credited or charged directly to shareholder's equity. Fair values of investments in fixed maturities are based on quoted market prices or dealer quotes. If these are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment are used to record fair value.
Changes in the assumptions could affect the fair values of investments.
Impairments are realized when investment losses in value are deemed other-than-temporary. The Company conducts regular reviews to assess whether other-than-temporary impairments exist. Changing economic conditions - global, regional, or related to specific issuers or industries - could adversely affect these investments.

Also included in fixed maturities are loan-backed and structured securities, which are amortized using the retrospective method. The effective yield used to determine amortization is calculated based upon actual historical and projected future cash flows, which are obtained from a widely accepted securities data provider.

Equity securities, which include common and non-redeemable preferred stocks, are classified as "available-for-sale" and are carried at fair value based primarily on quoted market prices. Changes in fair values of equity securities are charged or credited directly to shareholder's equity, net of income taxes.

Mortgage loans are carried at amortized cost. A mortgage loan is considered impaired when it is probable that the Company will be unable to collect principal and interest amounts due. For mortgage loans that are determined to be impaired, a reserve is established for the difference between the amortized cost and fair market value of the underlying collateral. In estimating fair value, the Company uses interest rates reflecting the current real estate financing market.

Short-term securities, consisting primarily of money market instruments and other debt issues purchased with a maturity of less than one year, are carried at amortized cost, which approximates fair value.

Other invested assets include partnership investments and real estate joint ventures which are accounted for on the equity method of accounting.
Undistributed income of these investments is reported in net investment income.
Also included in other invested assets are policy loans which are carried at the amount of the unpaid balances that are not in excess of the net cash surrender values of the related insurance policies. The carrying value of policy loans, which have no defined maturities, is considered to be fair value.

Accrual of investment income, included in other assets, is suspended on fixed maturities or mortgage loans that are in default, or on which it is likely that future payments will not be made as scheduled. Interest income on investments in default is recognized only as payment is received.

                                       F-9

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

DERIVATIVE FINANCIAL INSTRUMENTS

The Company uses derivative financial instruments, including financial futures contracts, swaps, options and forward contracts as a means of hedging exposure to interest rate changes, equity price change and foreign currency risk. The
Company does not hold or issue derivative instruments for trading purposes. (See
Note 9 for a more detailed description of the Company's derivative use.)
Derivative financial instruments in a gain position are reported in the balance sheet in other assets, derivative financial instruments in a loss position are reported in the balance sheet in other liabilities and derivatives purchased to offset embedded derivatives on variable annuity contracts are reported in other invested assets.

To qualify for hedge accounting, the hedge relationship is designated and formally documented at inception detailing the particular risk management objective and strategy for the hedge which includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed. A derivative has to be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged.

For fair value hedges, in which derivatives hedge the fair value of assets and liabilities, changes in the fair value of derivatives are reflected in realized investment gains and losses, together with changes in the fair value of the related hedged item. The net amount is reflected in current earnings. The
Company's fair value hedges are primarily of available-for-sale securities.

For cash flow hedges, the accounting treatment depends on the effectiveness of the hedge. To the extent that derivatives are effective in offsetting the variability of the hedged cash flows, changes in the derivatives' fair value will not be included in current earnings but are reported in the accumulated other changes in equity from nonowner sources. These changes in fair value will be included in earnings of future periods when earnings are also affected by the variability of the hedged cash flows. To the extent these derivatives are not effective, changes in their fair values are immediately included in realized investment gains and losses. The Company's cash flow hedges primarily include hedges of foreign denominated funding agreements and floating rate available-for-sale securities. Derivatives that are either hedging instruments that are carried at fair value or do not qualify as hedges under the new rules are also carried at fair value with changes in value reflected in realized investment gains and losses.

For those hedge relationships that are terminated, hedge designations removed, or forecasted transactions that are no longer expected to occur, the hedge accounting treatment described in the paragraphs above will no longer apply. For fair value hedges, any changes to the hedged item remain as part of the basis of the asset or liability and are ultimately reflected as an element of the yield.
For cash flow hedges, any changes in fair value of the end-user derivative remain in the accumulated other changes in equity from nonowner sources and are included in earnings of future periods when earnings are also affected by the variability of the hedged cash flow. If the hedged relationship is discontinued
because a forecasted transaction will not occur when scheduled, any changes in fair value of the end-user derivative are immediately reflected in realized investment gains and losses.

The Company also purchases investments that have embedded derivatives, primarily convertible debt securities. These embedded derivatives are carried at fair value with changes in value reflected in realized gains and losses. The Company bifurcates an embedded derivative where the economic characteristics and risks of the embedded instrument are not clearly and closely related to the economic characteristics and risk of the host contract, the entire instrument would not otherwise

                                       F-10

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

be re-measured at fair value and a separate instrument with the same terms of the embedded instrument would meet the definition of a derivative under FAS 133.
Derivatives embedded in convertible debt securities are classified as fixed maturity securities, consistent with the host instruments.

Prior to the adoption of FAS 133 on January 1, 2001, end-user derivatives designated as qualifying hedges were accounted for consistently with the risk management strategy as follows. Hedge accounting was generally used to account for derivatives. To qualify for hedge accounting the change in value of the derivative was expected to substantially offset the changes in value of the hedged item. Hedges were monitored to ensure that there was a high correlation between the derivative instruments and the hedged investment. Derivatives that did not qualify for hedge accounting were marked to market with changes in market value reflected in the statement of income.

Payments to be received or made under interest rate swaps were accrued and recognized in net investment income. Swaps hedging investments were carried at fair value with unrealized gains and losses, net of taxes, charged directly to shareholder's equity. Interest rate and currency swaps hedging liabilities were treated as off-balance sheet instruments.

INVESTMENT GAINS AND LOSSES

Realized investment gains and losses are included as a component of pre-tax revenues based upon specific identification of the investments sold on the trade date. Impairments are realized when investment losses in value are deemed other-than-temporary. The Company conducts regular reviews to assess whether other-than-temporary impairments exist. Changing economic conditions-global, regional, or related to specific issuers or industries-could adversely affect these investments. Also included are gains and losses arising from the remeasurement of the local currency value of foreign investments to U.S.
dollars, the functional currency of the Company.

SEPARATE ACCOUNTS

The Company has separate accounts that primarily represent funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholders. Each of these accounts has specific investment objectives. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. The assets of these accounts are carried at fair value.

Amounts assessed to the separate account contractholders for management services are included in revenues. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and related liability increases are excluded from benefits and expenses.

DEFERRED ACQUISITION COSTS

Costs of acquiring traditional life, universal life, deferred annuities and payout annuities are deferred. These deferred acquisition costs (DAC) include principally commissions and certain expenses related to policy issuance, underwriting and marketing, all of which vary with and are primarily related to the production of new business. The method for determining amortization of DAC varies by product

                                       F-11

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

type based upon three different accounting pronouncements: Statement of
Financial Accounting Standards No. 60, "Accounting and Reporting by Insurance
Enterprises" (FAS 60), Statement of Financial Accounting Standards No. 91,
"Accounting for Nonrefundable Fees and Costs Associated with Originating or
Acquiring Loans and Initial Direct Costs of Leases" (FAS 91) and Statement of
Financial Accounting Standards No. 97, "Accounting and Reporting by Insurance
Enterprises for Certain Long Duration Contracts and for Realized Gains and
Losses from the Sale of Investments" (FAS 97).

DAC for deferred annuities, both fixed and variable, and payout annuities are amortized employing a level effective yield methodology per FAS 91 as permitted by AICPA Practice Bulletin 8. An amortization rate is developed using the outstanding DAC balance and projected account balances and is applied to actual account balances to determine the amount of DAC amortization. The projected account balances are derived using a model that contains assumptions related to investment returns and persistency. The model rate is evaluated periodically, at least annually, and the actual rate is reset in the following quarter and applied prospectively. A new amortization pattern is developed so that the DAC balances will be amortized over the remaining estimated life of the business.
DAC for these products is currently being amortized over 10-15 years. DAC for universal life is amortized in relation to estimated gross profits from surrender charges, investment, mortality, and expense margins per FAS 97. Actual profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Re-estimates of gross profits result in retrospective adjustments to earnings by a cumulative charge or credit to income. DAC for this product is currently being amortized over 16-25 years.

DAC relating to traditional life, including term insurance, is amortized in relation to anticipated premiums per FAS 60. Assumptions as to the anticipated premiums are made at the date of policy issuance or acquisition and are consistently applied over the life of the policy. DAC for this product is currently being amortized over 5-20 years.

DAC is reviewed to determine if it is recoverable from future income, including investment income, and, if not recoverable, is charged to expense. All other acquisition expenses are charged to operations as incurred. See Note 4.

VALUE OF INSURANCE IN FORCE

The value of insurance in force, reported in other assets, is an asset that was recorded in 1993 at the time of acquisition of TIC and the Company by
Citigroup's predecessor. It represents the actuarially determined present value of anticipated profits to be realized from annuity contracts at the date of acquisition using the same assumptions that were used for computing related liabilities, where appropriate. The value of insurance in force was the actuarially determined present value of the projected future profits discounted at an interest rate of 16% for the annuity business acquired. The annuity contracts are amortized employing a level yield method. The value of insurance in force is reviewed periodically for recoverability to determine if any adjustment is required. Adjustments, if any, are charged to income. See Note 4.

                                       F-12

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

FUTURE POLICY BENEFITS

Future policy benefits represent liabilities for future insurance policy benefits. The annuity payout reserves are calculated using the mortality and interest assumptions used in the actual pricing of the benefit. Mortality assumptions are based on Company experience and are adjusted to reflect deviations such as substandard mortality in structured settlement benefits. The interest rates range from 2.1% to 7.9% for these annuity products with a weighted average interest rate of 7.2%, including adverse deviation. Traditional life products include whole life and term insurance. Future policy benefits for traditional life products are estimated on the basis of actuarial assumptions as to mortality, persistency and interest, established at policy issue. Interest assumptions applicable to traditional life products range from 3.0% to 7.0%, with a weighted average of 6.0%. Assumptions established at policy issue as to mortality and persistency are based on the Company's experience, which, together with interest assumptions, include a margin for adverse deviation. Appropriate recognition has been given to experience rating and reinsurance.

CONTRACTHOLDER FUNDS

Contractholder funds represent receipts from the issuance of universal life, certain deferred annuity contracts and structured settlement contracts. For universal life contracts, contractholder fund balances are increased by receipts for mortality coverage, contract administration, surrender charges and interest accrued where one or more elements are not fixed or guaranteed. These balances are decreased by withdrawals, mortality charges and administrative expenses charged to the contractholder. Interest rates credited to contractholder funds related to universal life range from 4.1% to 6.5%, with a weighted average interest rate of 5.7%.

Pension investment and certain annuity contracts do not contain significant insurance risk and are considered investment type contracts. Contractholder fund balances are increased by receipts and credited interest, and reduced by withdrawals and administrative expenses charged to the contractholder. Interest rates credited to these investment-type contracts range from 3.0% to 10.0% with a weighted average interest rate of 5.8%.

GUARANTY FUND AND OTHER INSURANCE-RELATED ASSESSMENTS

Included in other liabilities is the Company's estimate of its liability for guaranty fund and other insurance-related assessments. State guaranty fund assessments are based upon the Company's share of premiums written or received in one or more years prior to an insolvency occurring in the industry. Once an insolvency has occurred, the Company recognizes a liability for such assessments if it is probable that an assessment will be imposed and the amount of the assessment can be reasonably estimated. At December 31, 2002 and 2001, the
Company's liability for guaranty fund assessments was not significant.

PERMITTED STATUTORY ACCOUNTING PRACTICES

The Company, domiciled in the State of Connecticut, prepares statutory financial statements in accordance with the accounting practices prescribed or permitted by the State of Connecticut Insurance Department. Prescribed statutory accounting practices are those practices that are incorporated directly or by reference in state laws, regulations, and general administrative rules applicable to all insurance enterprises domiciled in a particular state.
Permitted statutory accounting

                                       F-13

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

practices include practices not prescribed by the domiciliary state, but allowed by the domiciliary state regulatory authority. The Company does not have any permitted statutory accounting practices.

PREMIUMS

Premiums are recognized as revenues when due. Premiums for contracts with a limited number of premium payments, due over a significantly shorter period than the period over which benefits are provided, are considered income when due. The portion of premium which is not required to provide for benefits and expenses is deferred and recognized in income in a constant relationship to insurance benefits in force.

FEE INCOME

Fee income is recognized on deferred annuity and universal life contracts for mortality, administrative and equity protection charges according to contract due dates. Fee income is recognized on variable annuity and universal life separate accounts either daily, monthly, quarterly or annually as per contract terms.

OTHER REVENUES

Other revenues include surrender penalties collected at the time of a contract surrender, and other miscellaneous charges related to annuity and universal life contracts recognized when received.

INTEREST CREDITED TO CONTRACTHOLDERS

Interest credited to contractholders represents amounts earned by universal life, pension investment and certain deferred annuity contracts in accordance with contract provisions.

FEDERAL INCOME TAXES

The provision for federal income taxes is comprised of two components, current income taxes and deferred income taxes. Deferred federal income taxes arise from changes during the year in cumulative temporary differences between the tax basis and book basis of assets and liabilities.

                                       F-14

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

2.  INVESTMENTS

FIXED MATURITIES

The amortized cost and fair values of investments in fixed maturities were as follows:

                                                                        GROSS         GROSS
DECEMBER 31, 2002                                      AMORTIZED      UNREALIZED    UNREALIZED         FAIR
($ IN THOUSANDS)                                          COST          GAINS         LOSSES          VALUE
-------------------------------------------------------------------------------------------------------------

AVAILABLE FOR SALE:
     Mortgage-backed securities - CMOs and
     pass-through securities                          $  423,318     $   21,809     $       90     $  445,037
     U.S. Treasury securities and obligations
     of U.S. Government and government agencies
     and authorities                                     217,602          5,958          2,115        221,445
     Obligations of states and political
     subdivisions                                         49,472          7,170              0         56,642
     Debt securities issued by foreign
     governments                                          21,530          2,146            296         23,380
     All other corporate bonds                         2,932,069        157,225         82,175      3,007,119
     All other debt securities                           737,215         35,255         10,926        761,544
     Redeemable preferred stock                            4,595          1,785          1,248          5,132
-------------------------------------------------------------------------------------------------------------
         Total Available For Sale                     $4,385,801     $  231,348     $   96,850     $4,520,299
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                                        GROSS         GROSS
DECEMBER 31, 2001                                      AMORTIZED      UNREALIZED    UNREALIZED         FAIR
($ IN THOUSANDS)                                          COST          GAINS         LOSSES          VALUE
-------------------------------------------------------------------------------------------------------------

AVAILABLE FOR SALE:
     Mortgage-backed securities - CMOs and
     pass-through securities                          $  281,583     $    4,744     $    3,577     $  282,750
     U.S. Treasury securities and obligations
     of U.S. Government and government agencies
     and authorities                                     197,703          2,310         10,883        189,130
     Obligations of states and political
     subdivisions                                         44,587          1,903            355         46,135
     Debt securities issued by foreign
     governments                                          53,207          2,454            716         54,945
     All other corporate bonds                         2,112,121         62,649         25,784      2,148,986
     All other debt securities                           613,451         21,378         10,109        624,720
     Redeemable preferred stock                            6,090            365            894          5,561
-------------------------------------------------------------------------------------------------------------
         Total Available For Sale                     $3,308,742     $   95,803     $   52,318     $3,352,227
-------------------------------------------------------------------------------------------------------------

Proceeds from sales of fixed maturities classified as available for sale were
$1.7 billion, $939 million and $844 million in 2002, 2001 and 2000, respectively. Gross gains of $85.6 million, $67.0 million

                                       F-15

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

and $22.4 million and gross losses of $29.9 million, $22.4 million and $31.2 million in 2002, 2001 and 2000, respectively, were realized on those sales.
Additional losses of $66.9 million, $11.5 million and $2.9 million were realized due to other-than-temporary losses in value in 2002, 2001 and 2000, respectively. Impairment activity increased significantly beginning the fourth quarter of 2001 and continued through 2002. Impairments were concentrated in telecommunication and energy company investments.

Fair values of investments in fixed maturities are based on quoted market prices or dealer quotes or, if these are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment. The fair value of investments for which a quoted market price or dealer quote is not available amounted to $840.4 million and $628.2 million at
December 31, 2002 and 2001, respectively.

The amortized cost and fair value of fixed maturities available for sale at
December 31, 2002, by contractual maturity, are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

     -----------------------------------------------------------------------
                                                  AMORTIZED        FAIR
     ($ IN THOUSANDS)                               COST           VALUE
     -----------------------------------------------------------------------

     MATURITY:
          Due in one year or less                  $178,198       $180,542
          Due after 1 year through 5 years        1,239,752      1,275,526
          Due after 5 years through 10 years      1,689,810      1,731,046
          Due after 10 years                        856,436        888,148
     -----------------------------------------------------------------------
                                                  3,964,196      4,075,262
     -----------------------------------------------------------------------

          Mortgage-backed securities                423,318        445,037
     -----------------------------------------------------------------------
              Total Maturity                     $4,387,514     $4,520,229
     -----------------------------------------------------------------------

The Company makes significant investments in collateralized mortgage obligations
(CMOs). CMOs typically have high credit quality, offer good liquidity, and provide a significant advantage in yield and total return compared to U.S.
Treasury securities. The Company's investment strategy is to purchase CMO tranches, which are protected against prepayment risk, including planned amortization class tranches and last cash flow tranches. Prepayment protected tranches are preferred because they provide stable cash flows in a variety of interest rate scenarios. The Company does invest in other types of CMO tranches if an assessment indicates a favorable risk/return tradeoff. The Company does not purchase residual interests in CMOs.

At December 31, 2002 and 2001, the Company held CMOs with a fair value of $265.5 million and $212.5 million, respectively. The Company's CMO holdings were 33.4%
and 49.5% collateralized by GNMA, FNMA or FHLMC securities at December 31, 2002 and 2001, respectively. In addition, the Company held $177.8 million and $64.8 million of GNMA, FNMA or FHLMC mortgage-backed pass-through securities at
December 31, 2002 and 2001, respectively. All of these securities are rated AAA.

                                       F-16

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

The Company engages in securities lending whereby certain securities from its portfolio are loaned to other institutions for short periods of time. The
Company generally receives cash collateral from the borrower, equal to at least the market value of the loaned securities plus accrued interest, and reinvests in a short-term investment pool. See Note 10. The loaned securities remain a recorded asset of the Company, however, the Company records a liability for the amount of the cash collateral held, representing its obligation to return the cash collateral related to these loaned securities, and reports that liability as part of other liabilities in the consolidated balance sheet. At December 31,
2002 and 2001, the Company held cash collateral of $149.0 million and $104.3 million, respectively.

EQUITY SECURITIES

The cost and fair values of investments in equity securities were as follows:

----------------------------------------------------------------------------------------
                                                          GROSS       GROSS
                                                        UNREALIZED  UNREALIZED     FAIR
($ IN THOUSANDS)                               COST       GAINS       LOSSES      VALUE
----------------------------------------------------------------------------------------

DECEMBER 31, 2002
     Common stocks                           $ 2,599     $    37     $   699     $ 1,937
     Non-redeemable preferred stocks          12,340         394         176      12,558
----------------------------------------------------------------------------------------
         Total Equity Securities             $14,939     $   431     $   875     $14,495
----------------------------------------------------------------------------------------

DECEMBER 31, 2001
     Common stocks                           $ 2,643     $    97     $   671     $ 2,069
     Non-redeemable preferred stocks          13,608         439         378      13,669
----------------------------------------------------------------------------------------
         Total Equity Securities             $16,251     $   536     $ 1,049     $15,738
----------------------------------------------------------------------------------------

Proceeds from sales of equity securities were $35.6 million, $6.4 million and
$30.8 million in 2002, 2001 and 2000, respectively. Gross gains and losses on sales and impairments were insignificant.

MORTGAGE LOANS

Underperforming assets include delinquent mortgage loans over 90 days past due, loans in the process of foreclosure and loans modified at interest rates below market.

At December 31, 2002 and 2001, the Company's mortgage loan portfolios consisted of the following:

    ------------------------------------------------------------------
    ($ IN THOUSANDS)                              2002         2001
    ------------------------------------------------------------------
    Current Mortgage Loans                      $130,303     $125,131
    Underperforming Mortgage Loans                 3,775          498
    ------------------------------------------------------------------
         Total                                  $134,078     $125,629
    ------------------------------------------------------------------

                                       F-17

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

Aggregate annual maturities on mortgage loans at December 31, 2002 are as shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties.

       -----------------------------------------------------
       ($ IN THOUSANDS)
       -----------------------------------------------------
       2003                                       $  5,017
       2004                                          8,690
       2005                                          6,380
       2006                                         15,892
       2007                                          6,049
       Thereafter                                   92,050
       -----------------------------------------------------
            Total                                 $134,078
       =====================================================

CONCENTRATIONS

The Company participates in a short-term investment pool maintained by TIC. See
Note 11.

The Company's industry concentrations of investments (primarily fixed maturities), excluding those in federal and government agencies, were as follows at fair value:

       ----------------------------------------------------------------
       ($ IN THOUSANDS)                           2002          2001
       ----------------------------------------------------------------
       Finance                                  $562,179     $286,824
       Electric Utilities                        512,950      447,355
       Media                                     324,008      235,790
       Telecommunications                        304,171      213,644
       Banking                                   265,442      222,581
       ----------------------------------------------------------------

The Company held investments in foreign banks in the amount of $147 million and
$144 million at December 31, 2002 and 2001, respectively, which are included in the table above. The Company defines its below investment grade assets as those securities rated Ba1 by Moody's Investor Services (or its equivalent) or below by external rating agencies, or the equivalent by internal analysts when a public rating does not exist. Such assets include publicly traded below investment grade bonds and certain other privately issued bonds and notes that are classified as below investment grade. Below investment grade assets included in the preceding table include $109 million and $38 million in Electric
Utilities, $35 million and $21 million in Media, and $53 million and $5 million in telecommunications at December 31, 2002 and 2001, respectively; and total below investment grade assets were $413.7 million and $182.3 million at December
31, 2002 and 2001, respectively.

                                       F-18

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

Included in mortgage loans were the following group concentrations:

        ($ IN THOUSANDS)
        -------------------------------------------------------------
        At December 31,                            2002         2001
        -------------------------------------------------------------
        STATE
        California                              $42,169      $43,700
        New York                                 22,636       23,129
        -------------------------------------------------------------
        PROPERTY TYPE
        Agricultural                            $79,075      $66,459
        Office                                   44,094       37,243
        -------------------------------------------------------------

The Company monitors creditworthiness of counterparties to all financial instruments by using controls that include credit approvals, credit limits and other monitoring procedures. Collateral for fixed maturities often includes pledges of assets, including stock and other assets, guarantees and letters of credit. The Company's underwriting standards with respect to new mortgage loans generally require loan to value ratios of 75% or less at the time of mortgage origination.

RESTRUCTURED INVESTMENTS

Mortgage loan and debt securities which were restructured at below market terms at December 31, 2002 and 2001 were insignificant. The new terms of restructured investments typically defer a portion of contract interest payments to varying future periods. Gross interest income on restructured assets that would have been recorded in accordance with the original terms of such assets was insignificant. Interest on these assets, included in net investment income, was insignificant.

NET INVESTMENT INCOME

  ------------------------------------------------------------------------------
  FOR THE YEAR ENDED DECEMBER 31,
  ($ IN THOUSANDS)                              2002         2001         2000
  ------------------------------------------------------------------------------
  GROSS INVESTMENT INCOME
         Fixed maturities                     $276,818     $217,813     $163,091
         Joint ventures and partnerships        25,746       21,481       34,574
         Mortgage loans                         10,578       11,327       14,776
         Other                                   3,542        3,288        4,398
  ------------------------------------------------------------------------------
           Total gross investment income       316,684      253,909      216,839
  ------------------------------------------------------------------------------
   Investment expenses                           4,738        2,855        2,665
  ------------------------------------------------------------------------------
  Net investment income                       $311,946     $251,054     $214,174
  ------------------------------------------------------------------------------

                                       F-19

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

REALIZED AND UNREALIZED INVESTMENT GAINS (LOSSES)

Net realized investment gains (losses) for the periods were as follows:

--------------------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31,
($ IN THOUSANDS)                                              2002         2001        2000
--------------------------------------------------------------------------------------------
REALIZED
       Fixed maturities                                     $(11,185)   $ 33,061    $(11,742)
       Joint ventures and partnerships                       (19,423)     (4,980)     (1,909)
       Mortgage Loans                                            (61)       (707)      3,825
       Other                                                      85      (1,230)      2,430
--------------------------------------------------------------------------------------------
         Total realized investment gains (losses)           $(30,584)   $ 26,144    $ (7,396)
--------------------------------------------------------------------------------------------

Changes in net unrealized investment gains (losses) that are included as accumulated other changes in equity from nonowner sources in shareholder's equity were as follows:

--------------------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31,
($ IN THOUSANDS)                                               2002        2001        2000
--------------------------------------------------------------------------------------------
UNREALIZED
     Fixed maturities                                       $ 91,013    $ 14,761    $ 78,278
     Other invested assets                                    22,449     (16,182)      3,159
--------------------------------------------------------------------------------------------
         Total unrealized investment gains (losses)          113,462      (1,421)     81,437
     Related taxes                                            39,712        (497)     28,503
--------------------------------------------------------------------------------------------
     Change in unrealized investment gains (losses)           73,750        (924)     52,934
     Balance beginning of year                                12,698      13,622     (39,312)
--------------------------------------------------------------------------------------------
         Balance end of year                                $ 86,448    $ 12,698    $ 13,622
--------------------------------------------------------------------------------------------

3.  REINSURANCE

The Company uses reinsurance in order to limit losses, minimize exposure to large risks, provide additional capacity for future growth and to effect business-sharing arrangements. Reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term coinsurance and modified coinsurance. The Company remains primarily liable as the direct insurer on all risks reinsured.

Since 1997 universal life business has been reinsured under an 80%/20% quota share reinsurance program and term life business has been reinsured under a
90%/10% quota share reinsurance program. Maximum retention of $2.5 million for universal life, and in excess of $25.0 million for term insurance is generally reached on policies in excess of $12.5 million. For other plans of insurance, it is the policy of the Company to obtain reinsurance for amounts above certain retention limits on individual life policies, which limits vary with age and underwriting classification. Generally, the maximum retention on an ordinary life risk is $2.5 million.

                                       F-20

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

Total life insurance in-force ceded under reinsurance contracts was $29.3 billion and $23.8 billion at December 31, 2002 and 2001, including $6.0 million and $8.8 million, respectively to TIC. Total life insurance premiums ceded were
$14.9 million, $11.9 million and $8.9 million in 2002, 2001 and 2000, respectively. Ceded premiums paid to TIC were immaterial for these same periods.

The Company also reinsures the guaranteed minimum death benefit (GMDB) on its variable annuity product. Total variable annuity account balances with GMDB is
$7.1 billion, of which $4.9 billion or 69% is reinsured at December 31, 2002.
GMDB is payable upon the death of a contractholder. When the benefit payable is greater than the account value of the variable annuity, the difference is called the net amount at risk (NAR). NAR totals $2.2 billion at December 31, 2002, of which $1.9 billion or 86% is reinsured. During 2002, substantially all new contracts written were not reinsured.

4.  DEFERRED ACQUISITION COSTS AND VALUE OF INSURANCE IN FORCE

The Company has two intangible, amortizable assets, DAC and the value of insurance in force. A summary of DAC follows:

                                  Traditional   Deferred
   ($ IN MILLIONS)                   Life       Annuity       UL        Total
   -----------------------------------------------------------------------------

   Beginning balance
   December 31, 2000                $36.8       $384.4      $158.3    $  579.5

   Commissions and expenses          18.4        202.9       103.0       324.3
   deferred
   Amortization expense              (7.5)       (75.8)       (6.1)      (89.4)

   -----------------------------------------------------------------------------
   Balance December 31, 2001         47.7        511.5       255.2       814.4

   Commissions and expenses          16.5        169.4       130.8       316.7
   deferred
   Amortization expense              (8.9)       (48.8)       (9.3)      (67.0)
   -----------------------------------------------------------------------------
   Balance December 31, 2002        $55.3       $632.1      $376.7    $1,064.1
   -----------------------------------------------------------------------------

The value of insurance in force totaled $12.5 million and $13.4 million at
December 31, 2002 and 2001, respectively, and was reported in other assets.
Amortization expense of value of insurance in force was insignificant for 2002 and 2001.

5.  DEPOSIT FUNDS AND RESERVES

At December 31, 2002 and 2001, the Company had $5.0 billion and $3.7 billion of life and annuity deposit funds and reserves, respectively. Of that total, $1.6 billion and $1.5 billion, respectively, were not subject to discretionary withdrawal based on contract terms. The remaining amounts were life and annuity products that were subject to discretionary withdrawal by the contractholders.
Included in the amounts that are subject to discretionary withdrawal were $2.4 billion and $1.6 billion of liabilities that are surrenderable with market value adjustments. Also included are an additional $.9 billion and $.6 billion of life insurance and individual annuity liabilities which are subject to discretionary withdrawals with an average surrender charge of 4.2% and 4.9%, respectively. In the payout stage these funds are credited at significantly reduced credited rates. The remaining $.1 billion in 2002 is surrenderable without charge. The life insurance risks would have to be underwritten again if transferred to another carrier, which is considered a significant deterrent for

                                       F-21

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

long-term policyholders. Insurance liabilities that are surrendered or withdrawn from the Company are reduced by outstanding policy loans and related accrued interest prior to payout.

6.  FEDERAL INCOME TAXES

The net deferred tax liabilities at December 31, 2002 and 2001 were comprised of the tax effects of temporary differences related to the following assets and liabilities:

  ($ IN THOUSANDS)                                        2002          2001
  ------------------------------------------------------------------------------
  Deferred Tax Assets:
       Benefit, reinsurance and other reserves          $151,454      $180,468
       Other                                               2,286         1,904
  ------------------------------------------------------------------------------
           Total                                         153,740       182,372
  ------------------------------------------------------------------------------

  Deferred Tax Liabilities:
       Investments, net                                  (48,363)      (19,938)
       Deferred acquisition costs and value of
         insurance in force                             (303,652)     (231,454)
       Other                                              (1,075)       (1,071)
  ------------------------------------------------------------------------------
           Total                                        (353,090)     (252,463)
  ------------------------------------------------------------------------------

  Net Deferred Tax Liability                           $(199,350)     $(70,091)
  ------------------------------------------------------------------------------

TIC and its subsidiaries, including the Company, file a consolidated federal income tax return with Citigroup Inc. Federal income taxes are allocated to each member of the consolidated group, according to the Tax Sharing Agreement, on a separate return basis adjusted for credits and other amounts required by the
Agreement.

At December 31, 2002 and 2001, the Company had no ordinary or capital loss carryforwards.

The policyholders' surplus account, which arose under prior tax law, is generally that portion of the gain from operations that has not been subjected to tax, plus certain deductions. The balance of this account is approximately
$2.1 million. Income taxes are not provided for on this amount because under current U.S. tax rules such taxes will become payable only to the extent such amounts are distributed as a dividend or exceed limits prescribed by federal law. Distributions are not contemplated from this account. At current rates the maximum amount of such tax would be approximately $700 thousand.

7.  SHAREHOLDER'S EQUITY

SHAREHOLDER'S EQUITY AND DIVIDEND AVAILABILITY

The Company's statutory net loss was $133.9 million, $73.4 million and $66.2 million for the years ended December 31, 2002, 2001 and 2000, respectively.

Statutory capital and surplus was $397 million and $407 million at December 31,
2002 and 2001, respectively.

                                       F-22

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

Effective January 1, 2001, the Company began preparing its statutory basis financial statements in accordance with the National Association of Insurance
Commissioners' ACCOUNTING PRACTICES AND PROCEDURES MANUAL - VERSION EFFECTIVE
JANUARY 1, 2001, subject to any deviations prescribed or permitted by its domicilary insurance commissioner (see Note 1, Summary of Significant Accounting
Policies, Permitted Statutory Accounting Practices). The impact of this change on statutory capital and surplus was not significant.

The Company is currently subject to various regulatory restrictions that limit the maximum amount of dividends available to be paid to its parent without prior approval of insurance regulatory authorities. The Company does not have surplus available to pay dividends to TIC in 2003 without prior approval of the State of
Connecticut Insurance Department.

ACCUMULATED OTHER CHANGES IN EQUITY FROM NONOWNER SOURCES, NET OF TAX

Changes in each component of Accumulated Other Changes in Equity from Nonowner
Sources were as follows:

                                                                NET                         ACCUMULATED
                                                             UNREALIZED      DERIVATIVE    OTHER CHANGES
                                                           GAIN (LOSS) ON    INSTRUMENTS   IN EQUITY FROM
                                                             INVESTMENT      & HEDGING        NONOWNER
($ IN THOUSANDS)                                             SECURITIES      ACTIVITIES       SOURCES
---------------------------------------------------------------------------------------------------------

BALANCE, DECEMBER 31, 1999                                     $(39,312)      $     --       $(39,312)
Unrealized gains on investment securities,
   net of tax of $25,914                                         48,127             --         48,127
Reclassification adjustment for losses
    included in net income, net of tax of $2,589                  4,807             --          4,807
---------------------------------------------------------------------------------------------------------
PERIOD CHANGE                                                    52,934             --         52,934
---------------------------------------------------------------------------------------------------------

BALANCE, DECEMBER 31, 2000                                       13,622             --         13,622
Cumulative effect of change in accounting for derivative
   instruments and hedging activities, net of tax of $33             --             62             62
Unrealized gains on investment securities,
   net of tax of $8,653                                          16,070             --         16,070
Reclassification adjustment for gains
    included in net income, net of tax of $(9,150)              (16,994)            --        (16,994)
Derivative instrument hedging activity gains, net of
    tax of $1,789                                                    --          3,324          3,324
---------------------------------------------------------------------------------------------------------
PERIOD CHANGE                                                      (924)         3,386          2,462
---------------------------------------------------------------------------------------------------------

BALANCE, DECEMBER 31, 2001                                       12,698          3,386         16,084
Unrealized gains on investment securities,
   net of tax of $29,008                                         53,871             --         53,871
Reclassification adjustment for losses
   included in net income, net of tax of $10,704                 19,879             --         19,879
Derivative instrument hedging activity gains, net of
   tax of $2,750                                                     --          5,107          5,107
---------------------------------------------------------------------------------------------------------
PERIOD CHANGE                                                    73,750          5,107         78,857
---------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2002                                     $ 86,448       $  8,493       $ 94,941
=========================================================================================================

                                       F-23

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

8.  BENEFIT PLANS

PENSION AND OTHER POSTRETIREMENT BENEFITS

The Company participates in a qualified, noncontributory defined benefit pension plan, a non-qualified pension plan and other postretirement benefits to retired employees through plans sponsored by Citigroup. The Company's share of net expense for these plans was not significant for 2002, 2001 and 2000.

401(k) SAVINGS PLAN

Substantially all of the Company's employees are eligible to participate in a
401(k) savings plan sponsored by Citigroup. See Note 11. The Company's expenses in connection with the 401(k) savings plan were not significant in 2002, 2001 and 2000.

9.  DERIVATIVE FINANCIAL INSTRUMENTS AND FAIR VALUE OF FINANCIAL INSTRUMENTS

DERIVATIVE FINANCIAL INSTRUMENTS

The Company uses derivative financial instruments, including financial futures, interest rate swaps, options and forward contracts, as a means of hedging exposure to foreign currency, equity price changes and/or interest rate risk on anticipated transactions or existing assets and liabilities. The Company does not hold or issue derivative instruments for trading purposes.

The Company uses exchange traded financial futures contracts to manage its exposure to changes in interest rates that arise from the sale of certain insurance and investment products, or the need to reinvest proceeds from the sale or maturity of investments. To hedge against adverse changes in interest rates, the Company enters long or short positions in financial futures contracts, which offset asset price changes resulting from changes in market interest rates until an investment is purchased, or a product is sold. Futures contracts are commitments to buy or sell at a future date a financial instrument, at a contracted price, and may be settled in cash or through delivery.

The Company uses equity option contracts to manage its exposure to changes in equity market prices that arise from the sale of certain insurance products. To hedge against adverse changes in the equity market prices, the Company enters long positions in equity option contracts with major financial institutions.
These contracts allow the Company, for a fee, the right to receive a payment if the Standard and Poor's 500 Index falls below agreed upon strike prices.

The Company enters into interest rate swaps in connection with other financial instruments to provide greater risk diversification and better match assets and liabilities. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each due date.

                                       F-24

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

Forward contracts are used on an ongoing basis to hedge the Company's exposure to foreign currency exchange rates that result from the net investment in the
Company's direct foreign currency investments. To hedge against adverse changes in exchange rates, the Company enters contracts to exchange foreign currency for
U.S. Dollars with major financial institutions. These contracts cannot be settled prior to maturity. At the maturity date the Company must purchase the foreign currency necessary to settle the contracts.

The Company monitors creditworthiness of counterparties to these financial instruments by using criteria of acceptable risk that are consistent with on-balance-sheet financial instruments. The controls include credit approvals, limits and other monitoring procedures.

The following table summarizes certain information related to the Company's hedging activities for the years ended December 31, 2002 and 2001:

                                        Year Ended          Year Ended
   ($ IN MILLIONS)                      December 31, 2002   December 31, 2001
   --------------------------------------------------------------------------
   Hedge ineffectiveness recognized
     related to fair value hedges             $(5.2)              $1.9
   Hedge ineffectiveness recognized
     related to cash flow hedges                1.1                (.4)

During the year ended December 31, 2002 the Company recorded a gain of $.3 million from discontinued forecasted transactions. During the year ended
December 31, 2001 there were no discontinued forecasted transactions.

Cash flow transaction amounts expected to be reclassified from accumulated other changes in equity from nonowner sources into pre-tax earnings within twelve months from December 31, 2002 is not significant.

In 2000, these derivative financial instruments were treated as off-balance sheet instruments. Financial instruments with off-balance sheet risk involve, to varying degrees, elements of credit and market risk in excess of the amount recognized in the balance sheet. The contract or notional amounts of these instruments reflect the extent of involvement the Company has in a particular class of financial instrument. However, the maximum loss of cash flow associated with these instruments can be less than these amounts. For swaps, options and forward contracts, credit risk is limited to the amount that it would cost the
Company to replace the contacts. Financial futures contracts and purchased listed option contracts have very little credit risk since organized exchanges are the counterparties.

The Company had interest rate and equity options, net of intercompany balances, with fair values of $161.7 million and $67.4 million, at December 31, 2002 and
2001, respectively.

FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

In the normal course of business, the Company issues fixed and variable rate loan commitments and has unfunded commitments to partnerships and joint ventures. All of these commitments are to unaffiliated entities. The notional values of loan commitments at December 31, 2002 and 2001 were $23.9 million and
$0 respectively. The notional values of unfunded commitments were $35.5 million and $43.8 million at December 31, 2002 and 2001, respectively.

                                       F-25

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

FAIR VALUE OF CERTAIN FINANCIAL INSTRUMENTS

The Company uses various financial instruments in the normal course of its business. Fair values of financial instruments that are considered insurance contracts are not required to be disclosed and are not included in the amounts discussed.

At December 31, 2002, investments in fixed maturities had a carrying value and a fair value of $4.5 billion compared with a carrying value and a fair value of
$3.4 billion at December 31, 2001. See Notes 1 and 2.

At December 31, 2002, mortgage loans had a carrying value of $134.1 million and a fair value of $148.0 million and at December 31, 2001 had a carrying value of
$125.6 million and a fair value of $131.6 million. In estimating fair value, the
Company used interest rates reflecting the current real estate financing market.

The carrying values of short-term securities were $475.4 million and $206.8 million in 2002 and 2001, respectively, which approximated their fair values.
Policy loans which are included in other invested assets had carrying values of
$27.4 million and $16.3 million in 2002 and 2001, respectively, which also approximated their fair values.

The carrying values of $151.5 million and $133.7 million of financial instruments classified as other assets approximated their fair values at
December 31, 2002 and 2001, respectively. The carrying values of $319.8 million and $208.1 million of financial instruments classified as other liabilities also approximated their fair values at December 31, 2002 and 2001, respectively. Fair value is determined using various methods, including discounted cash flows, as appropriate for the various financial instruments.

At December 31, 2002, contractholder funds with defined maturities had a carrying value of $2.7 billion and a fair value of $2.9 billion, compared with a carrying value of $1.9 billion and a fair value of $1.9 billion at December 31,
2001. The fair value of these contracts is determined by discounting expected cash flows at an interest rate commensurate with the Company's credit risk and the expected timing of cash flows. Contractholder funds without defined maturities had a carrying value of $1.1 billion and a fair value of $926 million at December 31, 2002, compared with a carrying value of $806 million and a fair value of $675 million at December 31, 2001. These contracts generally are valued at surrender value.

10.  COMMITMENTS AND CONTINGENCIES

LITIGATION

In the ordinary course of business, the Company is a defendant or co-defendant in various litigation matters incidental to and typical of the businesses in which it is engaged. In the opinion of the Company's management, the ultimate resolution of these legal proceedings would not be likely to have a material adverse effect on the Company's results of operations, financial condition or liquidity.

                                       F-26

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

11.  RELATED PARTY TRANSACTIONS

TIC handles banking functions, including payment of salaries and expenses for the Company and some of its non-insurance affiliates. In addition, Citigroup and certain of its subsidiaries provide investment management and accounting services, data processing services, benefit management and administration, property management and investment technology services to the Company as of
December 31, 2002. At December 31, 2001 the majority of these services were provided by either Citigroup and its subsidiaries or TPC. Charges for these services are shared by the Company and TIC on cost allocation methods, based generally on estimated usage by department and were insignificant in 2002, 2001 and 2000.

TIC maintains a short-term investment pool in which the Company participates.
The position of each company participating in the pool is calculated and adjusted daily. At December 31, 2002 and 2001, the pool totaled approximately
$4.2 billion and $5.6 billion, respectively. The Company's share of the pool amounted to $356.0 million and $90.6 million at December 31, 2002 and 2001, respectively, and is included in short-term securities in the balance sheet.

At December 31, 2002 and 2001, the Company had investments in Tribeca Citigroup
Investments Ltd., an affiliate of the Company, in the amounts of $26.7 million and $34.0 million, respectively. Income of $1.9 million, $4.5 million and $7.2 million was earned on these investments in 2002, 2001 and 2000, respectively.
The Company also had investments in an affiliated joint venture, Tishman Speyer, in the amount of $24.1 million and $40.1 million at December 31, 2002 and 2001, respectively. Income of $19.8 million, $8.5 million and $6.8 million was earned on these investments in 2002, 2001 and 2000, respectively.

In the ordinary course of business, the Company purchases and sells securities through affiliated broker-dealers. These transactions are conducted on an arm's length basis.

At December 31, 2002 and 2001 the Company had outstanding loaned securities to
SSB in the amount of $10.2 million and $6.5 million, respectively.

The Company has other affiliated investments. The individual investment with any one affiliate was insignificant at December 31, 2002 and 2001.

The Company's Travelers Target Maturity (TTM) Modified Guaranteed Annuity
Contracts are subject to a limited guarantee agreement by TIC in a principal amount of up to $450 million. TIC's obligation is to pay in full to any owner or beneficiary of the TTM Modified Guaranteed Annuity Contracts principal and interest as and when due under the annuity contract to the extent that the
Company fails to make such payment. In addition, TIC guarantees that the Company will maintain a minimum statutory capital and surplus level.

The Company sold structured settlement annuities to its former property casualty insurance affiliates. Policy reserves and contractholder fund liabilities associated with these structured settlements were $607 million at December 31,
2001.

The Company distributes fixed and variable annuity products through its affiliate, Salomon Smith Barney (SSB). Premiums and deposits related to these products were $.8 billion, $1.2 billion and $1.6 billion in 2002, 2001 and 2000, respectively. The Company also markets term and universal life products through
SSB. Premiums related to such products were $87.2 million, $74.5 million and
$59.3 million in 2002, 2001 and 2000, respectively.

                                       F-27

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

The Company also distributes deferred annuity products through its affiliates
Primerica Financial Services (PFS), CitiStreet Retirement Services and Citibank,
N.A. (Citibank). Deposits received from PFS were $662 million, $738 million and
$844 million in 2002, 2001 and 2000, respectively. Deposits from Citibank and
CitiStreet Retirement Services were $117 million and $184 million respectively for 2002, $166 million and $136 million, respectively, for 2001, and $131 million and $220 million, respectively, for 2000.

The Company participates in a stock option plan sponsored by Citigroup that provides for the granting of stock options in Citigroup common stock to officers and other employees. To further encourage employee stock ownership, Citigroup introduced the WealthBuilder stock option program during 1997 and the Citigroup
Ownership Program in 2001. Under these programs, all employees meeting established requirements have been granted Citigroup stock options. During 2000 and 2001, Citigroup introduced the Citigroup 2000 Stock Purchase Plan and
Citigroup 2001 Stock Purchase Program for new employees, which allowed eligible employees of Citigroup, including the Company's employees, to enter into fixed subscription agreements to purchase shares at the market value on the date of the agreements. Enrolled employees are permitted to make one purchase prior to the expiration date. The Company's charge to income was insignificant in 2002,
2001 and 2000.

Prior to the IPO of TPC, most leasing functions for TIC and its subsidiaries, including the Company, were handled by its property casualty insurance subsidiaries. Rent expense related to these leases was shared by the companies on a cost allocation method based generally on estimated usage by department. In
2002, TIC sold its home office buildings in Hartford, Connecticut and now leases space from a third party. The Company's rent expense was insignificant in 2002,
2001 and 2000.

12.  RECONCILIATION OF NET INCOME TO NET CASH USED IN OPERATING ACTIVITIES

The following table reconciles net income to net cash used in operating activities:

  -------------------------------------------------------------------------------------------------
  FOR THE YEAR ENDED DECEMBER 31,                               2002          2001          2000
  ($ IN THOUSANDS)
  -------------------------------------------------------------------------------------------------
  Net Income                                                 $ 103,370     $ 115,160     $  90,905
     Adjustments to reconcile net income to cash used in
     operating activities:
         Realized (gains) losses                                30,584       (26,144)        7,396
         Deferred federal income taxes                          86,797        80,096        36,748
         Amortization of deferred policy acquisition costs      66,972        89,475        68,254
         Additions to deferred policy acquisition costs       (316,721)     (324,277)     (297,733)
         Investment income accrued                             (35,133)      (39,875)      (27,812)
         Insurance reserves                                     (9,000)      (14,382)      (18,487)
         Other                                                  72,190        11,398          (675)
  -------------------------------------------------------------------------------------------------
         Net cash used in operations                         $    (941)    $(108,549)    $(141,404)
  -------------------------------------------------------------------------------------------------

ITEM 9.  CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND
FINANCIAL DISCLOSURE.

     None.

                                       F-28

         INDEX TO FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES

                                                                                               PAGE
The Travelers Life and Annuity Company
     Independent Auditors' Report                                                               F-1
     Statements of Income                                                                       F-2
     Balance Sheets                                                                             F-3
     Statements of Changes in Shareholder's Equity                                              F-4
     Statements of Cash Flows                                                                   F-5
     Notes to Financial Statements                                                              F-6

Independent Auditors' Report                                                                   F-30

Schedule I - Summary of Investments - Other than Investments in Related Parties 2002           F-31

Schedule III - Supplementary Insurance Information 2000-2002                                   F-32

Schedule IV - Reinsurance 2000-2002                                                            F-33

All other schedules are inapplicable for this filing.

                                      F-29

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholder
The Travelers Life and Annuity Company:

Under date of January 21, 2003, we reported on the balance sheets of The
Travelers Life and Annuity Company as of December 31, 2002 and 2001, and the
related statements of income, changes in shareholder's equity and cash flows for each of the years in the three-year period ended December 31, 2002, which are included in this Form 10-K. In connection with our audits of the aforementioned financial statements, we also audited the related financial statement schedules as listed in the accompanying index. These financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statement schedules based on our audits.

In our opinion, such financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

As discussed in Note 1 to the financial statements, the Company changed its method of accounting for goodwill and other intangible assets in 2002, and its methods of accounting for derivative instruments and hedging activities and for securitized financial assets in 2001.

/s/ KPMG LLP

Hartford, Connecticut
January 21, 2003

                                       F-30

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                                   SCHEDULE I
       SUMMARY OF INVESTMENTS - OTHER THAN INVESTMENTS IN RELATED PARTIES
                                DECEMBER 31, 2002
                                ($ IN THOUSANDS)

-------------------------------------------------------------------------------------------------------
                                                                                      AMOUNT SHOWN IN
TYPE OF INVESTMENT                                              COST        VALUE     BALANCE SHEET (1)
-------------------------------------------------------------------------------------------------------

Fixed Maturities:
     Bonds:
         U.S. Government and government agencies and
            authorities                                      $  470,768   $  486,651    $  486,651
         States, municipalities and political subdivisions       49,472       56,642        56,642
         Foreign governments                                     21,530       23,380        23,380
         Public utilities                                       425,661      398,706       398,706
         Convertible bonds and bonds with warrants attached      30,170       31,063        31,063
         All other corporate bonds                            3,381,892    3,518,725     3,518,725
-------------------------------------------------------------------------------------------------------
              Total Bonds                                     4,379,493    4,515,167     4,515,167
     Redeemable Preferred Stocks                                  4,595        5,132         5,132
-------------------------------------------------------------------------------------------------------
         Total Fixed Maturities                               4,384,088    4,520,299     4,520,299
-------------------------------------------------------------------------------------------------------

Equity Securities:
     Common Stocks:
         Industrial, miscellaneous and all other                  2,599        1,937         1,937
-------------------------------------------------------------------------------------------------------
              Total Common Stocks                                 2,599        1,937         1,937
     Non-Redeemable Preferred Stocks                             12,340       12,558        12,558
-------------------------------------------------------------------------------------------------------
         Total Equity Securities                                 14,939       14,495        14,495
-------------------------------------------------------------------------------------------------------

Mortgage Loans                                                  134,078                    134,078
Policy Loans                                                     27,491                     27,491
Short-Term Securities                                           475,365                    475,365
Other Investments (2) (3)                                       303,621                    302,996
-------------------------------------------------------------------------------------------------------
         Total Investments                                   $5,339,582                 $5,474,724
=======================================================================================================

(1) Determined in accordance with methods described in Notes 1 and 2 of Notes to
    Financial Statements.

(2) Excludes cost and carrying value of investments in related parties of
    $53,106 and $54,129, respectively.

(3) Includes derivatives marked to market and recorded at fair value in the balance sheet.

                                       F-31

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                                  SCHEDULE III
                       SUPPLEMENTARY INSURANCE INFORMATION
                                    2000-2002
                                ($ IN THOUSANDS)

---------------------------------------------------------------------------------------------------------------
                                       FUTURE POLICY                                        BENEFITS, CLAIMS,
                                       BENEFITS, LOSSES,                   NET INVESTMENT   LOSSES AND
                 DEFERRED POLICY       CLAIMS AND LOSS       PREMIUM       INCOME           SETTLEMENT
                 ACQUISITION COSTS     EXPENSES (1)          REVENUE                        EXPENSES (2)
---------------------------------------------------------------------------------------------------------------

     2002           $1,064,118           $5,031,775          $42,893         $311,946         $275,123

     2001             $814,369           $3,665,426          $39,222         $251,054         $214,722

     2000             $579,567           $2,621,187          $33,941         $214,174         $155,982

---------------------------------------------------------

                                 OTHER
 AMORTIZATION OF DEFERRED        OPERATING     PREMIUMS
 POLICY ACQUISITION COSTS        EXPENSES      WRITTEN
---------------------------------------------------------

        $66,972                  $32,352       $42,893

        $89,475                  $23,404       $39,222

        $68,254                  $14,095       $33,941

(1) Includes contractholder funds.

(2) Includes interest credited on contractholder funds.

                                       F-32

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                                   SCHEDULE IV
                                   REINSURANCE
                                ($ IN THOUSANDS)

----------------------------------------------------------------------------------------------------
                                                                ASSUMED                   PERCENTAGE
                                                 CEDED TO        FROM                     OF AMOUNT
                                    GROSS          OTHER         OTHER         NET         ASSUMED
                                    AMOUNT       COMPANIES     COMPANIES      AMOUNT       TO NET
----------------------------------------------------------------------------------------------------

2002
----

Life Insurance In Force            $35,807,212   $29,261,075     $  --       $6,546,137       --%
Premiums:
     Annuity                           $ 4,515       $    --     $  --          $ 4,515
     Individual life                    53,310        14,932        --           38,378
                                       -------       -------     -----          -------
         Total Premiums                $57,825       $14,932     $  --          $42,893       --%
                                       =======       =======     =====          =======

2001
----

Life Insurance In Force            $28,793,622   $23,818,768     $  --       $4,974,854       --%
Premiums:
     Annuity                           $ 3,319       $    --     $  --          $ 3,319
     Individual Life                    47,826        11,923                     35,903
                                       -------       -------     -----          -------
         Total Premiums                $51,145       $11,923     $  --          $39,222       --%
                                       =======       =======     =====          =======

2000
----

Life Insurance In Force            $21,637,160   $17,355,206     $  --       $4,281,954       --%
Premiums:
     Annuity                           $ 6,034       $    --     $  --          $ 6,034
     Individual life                    36,770         8,863        --           27,907
                                       -------       -------     -----          -------
         Total Premiums                $42,804       $ 8,863     $  --          $33,941       --%
                                       =======       =======     =====          =======

                                       F-33
  25

  PART C

  Other Information

Item 24.	Financial Statements and Exhibits

(a)	The financial statements of the Registrant and the Report of Independent Auditors thereto are contained in the Registrant’s Annual Report and are included in the Statement of Additional Information. The financial statements of the Registrant include:

Statement of Assets and Liabilities as of December 31, 2002
  Statement of Operations for the year ended December 31, 2002
  Statement of Changes in Net Assets for the years ended December 31, 2002 and 2001
  Statement of Investments as of December 31, 2002
Notes to Financial Statements

The financial statements and schedules of The Travelers Life and Annuity Company and the report of Independent Auditors, are contained in the Statement of Additional Information. The financial statements of The Travelers Life and Annuity Company include:

Statements of Income for the years ended December 31, 2002, 2001 and 2000
  Balance Sheets as of December 31, 2002 and 2001
  Statements of Changes in Retained Earnings and Accumulated Other Changes in Equity from Non-Owner Sources for the years ended December 31, 2002, 2001 and 2000
  Statements of Cash Flows for the years ended December 31, 2002, 2001 and 2000
Notes to Financial Statements

(b)	Exhibits

Exhibit Number	Description

1.	Resolution of The Travelers Life and Annuity Company Board of Directors authorizing the establishment of the Registrant. (Incorporated herein by reference to Exhibit 1 to the Registration Statement on Form N-4, filed December 22, 1995.)

2.	Exempt.

3(a)	Distribution and Principal Underwriting Agreement among the Registrant, The Travelers Life and Annuity Company and Travelers Distribution LLC (Incorporated herein by reference to Exhibit 3(a) to the Registration Statement on Form N-4, File No. 333-58809 filed February 26, 2001.)

3(b)	Selling Agreement. (Incorporated herein by reference to Exhibit 3(b) to Post-Effective Amendment No. 2 the Registration Statement on Form N-4, File No. 333-65942 filed April 15, 2003.)

4.	Form of Variable Annuity Contract(s). (Incorporated herein by reference to Exhibit 4 to the Registration Statement on Form N-4, filed June 17, 1996.)

5.	None.

6(a).	Charter of The Travelers Life and Annuity Company, as amended on April 10, 1990. (Incorporated herein by reference to Exhibit 3(a) to the Registration Statement on Form N-4, File No. 33-58131, filed via Edgar on March 17, 1995.)

6(b)	By-Laws of The Travelers Life and Annuity Company, as amended on October 20, 1994. (Incorporated herein by reference to Exhibit 3(b) to the Registration Statement on Form N-4, File No. 33-58131, filed via Edgar on March 17, 1995.)

7.	Specimen Reinsurance Contract. (Incorporated herein by reference to Exhibit 7 to Post-Effective Amendment No. 2 the Registration Statement on Form N-4, File No. 333-65942 filed April 15, 2003.)

8.	Participation Agreements. (Incorporated herein by reference to Exhibit h to Post-Effective Amendment No. 5 to the Registration Statement on Form N-6, File No. 333-69773 filed February 19, 2003.)

9.	Opinion of Counsel as to the legality of securities being registered. (Incorporated herein by reference to Exhibit 9 to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 filed April 29, 1997.)

Exhibit Number	Description

10.	Consent of KPMG LLP, Independent Auditors. Filed herewith.

11.	Not applicable.

12.	Not applicable.

13.	Schedule for computation of each performance quotation. (Incorporated herein by reference to Exhibit 13 to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 filed April 29, 1998.)

15(a)	Power of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for George C. Kokulis, Glenn D. Lammey and Katherine M. Sullivan. (Incorporated herein by reference to Exhibit 15(a) to Post-Effective Amendment No. 6 filed April 17, 2000.)

15(b)	Power of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for Glenn D. Lammey and Marla Berman Lewitus. (Incorporated herein by reference to Exhibit 15(b) to Post-Effective Amendment No. 7 filed February 26, 2001.)

15(c)	Power of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for William R. Hogan filed herewith. (Incorporated herein by reference to Exhibit 15 to Post Effective Amendment No. 4, File No. 333-23327 filed April 17, 2001.)

Power of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for William R. Hogan. (Incorporated herein by reference to Exhibit 15 to Post-Effective Amendment No. 4 to the Registration Statement on Form N-4, File No. 333-23311, filed April 17, 2001.)

Power of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for Kathleen A. Preston. (Incorporated herein by reference to Exhibit 15 to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4, file No. 333-23327, filed April 19, 2002.)

Item 25.	Directors and Officers of the Depositor

Name and Principal Business Address	Positions and Offices with Insurance Company

George C. Kokulis*	Director, Chairman, President and Chief Executive Officer

Glenn D. Lammey*	Director, Executive Vice President, Chief Financial Officer, Chief Accounting Officer

Kathleen L. Preston*	Director and Executive Vice President

Edward W. Cassidy*	Senior Vice President

Madelyn J. Lankton*	Senior Vice President

Marla Berman Lewitus*	Director, Senior Vice President and General Counsel

Brendan Lynch*	Senior Vice President

Laura A. Pantaleo***	Senior Vice President

David A. Tyson*	Senior Vice President

F. Denney Voss*	Senior Vice President

David A. Golino*	Vice President and Controller

Donald R. Munson, Jr.*	Vice President

Mark Remington*	Vice President

Tim W. Still*	Vice President

Linn K. Richardson*	Second Vice President and Actuary

Paul Weissman*	Second Vice President and Actuary

Ernest J.Wright*	Vice President and Secretary

Kathleen A. McGah*	Assistant Secretary and Deputy General Counsel

  Principal Business Address:

*	The Travelers Insurance Company One Cityplace Hartford, CT 06103-3415	**	Citigroup Inc. 399 Park Avenue New York, N.Y. 10022

***	Travelers Financial Distributors 2 Tower Center East Brunswick, NJ 08816

Item 26.	Persons Controlled by or Under Common Control with the Depositor or Registrant

  Incorporated herein by reference to Exhibit 16 to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4, File No. 333-65942, filed April 15, 2003.

Item 27.	Number of Contract Owners

  As of February 28, 2003, 14,302 contract owners held qualified and non-qualified contracts offered by the Registrant.

Item 28.	Indemnification

  Sections 33-770 to 33-778, inclusive of the Connecticut General Statutes (“C.G.S.”) regarding indemnification of directors and officers of Connecticut corporations provides in general that Connecticut corporations shall indemnify their officers, directors and certain other defined individuals against judgments, fines, penalties, amounts paid in settlement and reasonable expenses actually incurred in connection with proceedings against the corporation. The corporation’s obligation to provide such indemnification generally does not apply unless (1) the individual is wholly successful on the merits in the defense of any such proceeding; or (2) a determination is made (by persons specified in the statute) that the individual acted in good faith and in the best interests of the corporation and in all other cases, his conduct was at least not opposed to the best interests of the corporation, and in a criminal case he had no reasonable cause to believe his conduct was unlawful; or (3) the court, upon application by the individual, determines in view of all of the circumstances that such person is fairly and reasonably entitled to be indemnified, and then for such amount as the court shall determine. With respect to proceedings brought by or in the right of the corporation, the statute provides that the corporation shall indemnify its officers, directors and certain other defined individuals, against reasonable expenses actually incurred by them in connection with such proceedings, subject to certain limitations.

  Citigroup Inc. also provides liability insurance for its directors and officers and the directors and officers of its subsidiaries, including the Registrant. This insurance provides for coverage against loss from claims made against directors and officers in their capacity as such, including, subject to certain exceptions, liabilities under the federal securities laws.

  Rule 484 Undertaking

  Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by i t is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.	Principal Underwriter

(a)	Travelers Distribution LLC One Cityplace Hartford, CT 06103-3415

  Travelers Distribution LLC also serves as principal underwriter and distributor for the following funds:

  The Travelers Fund U for Variable Annuities, The Travelers Fund VA for Variable Annuities, The Travelers Fund BD for Variable Annuities, The Travelers Fund BD II for Variable Annuities, The The Travelers Fund BD III for Variable Annuities, Travelers Fund BD IV for Variable Annuities, The Travelers Fund ABD for Variable Annuities, The Travelers Separate Account PF for Variable Annuities, The Travelers Separate Account PF II for Variable Annuities, The Travelers Separate Account QP for Variable Annuities, The Travelers Separate Account TM for Variable Annuities, The Travelers Separate Account TM II for Variable Annuities, The Travelers Separate Account Five for Variable Annuities, The Travelers Separate Account Six for Variable Annuities, The Travelers Separate Account Seven for Variable Annuities, The Travelers Separate Account Eight for Variable Annuities, The Travelers Separate Account Nine for Variable Annuities, The Travelers Separate Account Ten for Variable Annuities, The Tra velers Fund UL for Variable Life Insurance, The Travelers Fund UL II for Variable Life Insurance, The Travelers Fund UL III for Variable Life Insurance, The Travelers Variable Life Insurance Separate Account One, The Travelers Variable Life Insurance Separate Account Two, The Travelers Variable Life Insurance Separate Account Three, The Travelers Variable Life Insurance Separate Account Four, The Travelers Separate Account MGA, The Travelers Separate Account MGA II, The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities and The Travelers Timed Aggressive Stock Account for Variable Annuities, Citicorp Life Variable Annuity Separate Account and First Citicorp Life Variable Annuity Separate Account, TIC Separate Account Eleven for Variable Annuities, TLAC Separate Account Twelve for Variable Annuities, TIC Separate Account Thirteen for Variable Annuities, TLAC Separate Account Fourteen for Variable Annuities, TIC Variable Annuity Separate Account 2002, and TLAC Variable Annuity Separate Account 2002.

(b)	Name and Principal Business Address*	Positions and Offices With Underwriter

	Kathleen L. Preston	Board of Manager

	Glenn D. Lammey	Board of Manager

	William F. Scully III	Board of Manager

	Donald R. Munson, Jr.	Board of Manager, President, Chief Executive Officer and Chief Operating Officer

	Tim W. Still	Vice President

	Anthony Cocolla	Vice President

	John M. Laverty	Treasurer and Chief Financial Officer

	Alison K. George	Chief Compliance Officer

	Ernest J. Wright	Secretary

	Kathleen A. McGah	Assistant Secretary

	William D. Wilcox	Assistant Secretary

  * The business address for all the above is: One Cityplace, Hartford, CT 06103-3415

(c)	Not Applicable

Item 30.	Location of Accounts and Records

The Travelers Life and Annuity Company One Cityplace Hartford, Connecticut 06103-3415

Item 31.	Management Services

  Not applicable.

Item 32.	Undertakings

  The undersigned Registrant hereby undertakes:

(a)	To file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen months old for so long as payments under the variable annuity contracts may be accepted;

(b)	To include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

(c)	To deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.

  The Company hereby represents:

(a)	That the aggregate charges under the Contracts of the Registrant described herein are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the company.

  SIGNATURES

  As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this amendment to this registration statement and has caused this amendment to this registration statement to be signed on its behalf, in the City of Hartford, and State of Connecticut, on this 25th day of April, 2003.

  THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES
  (Registrant)

  THE TRAVELERS LIFE AND ANNUITY COMPANY
  (Depositor)

By:	*GLENN D. LAMMEY

Glenn D. Lammey, Chief Financial Officer, Chief Accounting Officer

  As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 25th day of April 2003.

*GEORGE C. KOKULIS (George C. Kokulis)	Director, President and Chief Executive Officer (Principal Executive Officer)

*GLENN D. LAMMEY (Glenn D. Lammey)	Director, Chief Financial Officer, Chief Accounting Officer (Principal Financial Officer)

*MARLA BERMAN LEWITUS (Marla Berman Lewitus)	Director

*KATHLEEN L. PRESTON (Kathleen L. Preston)	Director

  *By:    /s/Ernest J. Wright, Attorney-in-Fact

  EXHIBIT INDEX

Exhibit No.	Description	Method of Filing
10.	Consent of KPMG LLP, Independent Auditors.	Electronically